UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last Day of February

Date of reporting period: March 1, 2022 through February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report
J.P. Morgan Exchange-Traded Funds
February 28, 2023
Fund	Ticker	Listing Exchange
JPMorgan Core Plus Bond ETF	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Income ETF	JPIE	NYSE Arca
JPMorgan International Bond Opportunities ETF	JPIB	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF	JMUB	Cboe BZX Exchange, Inc.
JPMorgan Short Duration Core Plus ETF	JSCP	NYSE Arca
JPMorgan Ultra-Short Income ETF	JPST	NYSE Arca
JPMorgan Ultra-Short Municipal Income ETF	JMST	Cboe BZX Exchange, Inc.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 28, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)
Global financial markets declined through most of the period amid inflationary pressures, rapidly rising interest rates, war across Ukraine and weaker economic conditions in China. However, developed markets stabilized somewhat in the second half of the period as domestic economic data improved.
While both equities and bonds were down for the period, fixed income assets experienced a historically poor performance. For the twelve month period, the Bloomberg U.S. Aggregate Index returned -9.72%, the Bloomberg U.S. High Yield Index returned -5.46% and the Bloomberg Emerging Markets Index returned -8.01%.
Through the second quarter of 2022, investor demand for bonds was crushed by the highest inflation levels in four decades and the subsequent policy response by leading central banks. Russia’s invasion of Ukraine at the end of February 2022, followed by the U.S. Federal Reserve’s (the “Fed”) decision to initiate its current monetary tightening cycle in mid-March 2022, drove global financial markets sharply lower. Stocks and bonds fell in tandem and volatility spiked higher. By the end of February 2023, the Fed had raised interest rates eight times to a range of 4.50% to 4.75%, the highest level since the 2007-08 financial crisis.
The Bank of England and the European Central Bank also aggressively tightened their monetary policies in response to accelerating price pressures, though the former started raising interest rates in December 2021 and the latter waited until September 2022 to begin raising rates.
In the second half of the period, financial markets appeared to stabilize and even rebounded somewhat. The U.S. economy proved to be resilient and data showed price inflation receding, while Europe largely avoided a prolonged energy crisis through coordinated efforts to obtain alternatives to Russian supplies of petroleum and natural gas. Additionally, China dropped many of the strict anti-pandemic measures that had severely constrained spending and demand in the first half of the period.
While both bond and equity markets had negative returns for the twelve-month period, U.S. high yield bonds (also known as junk bonds) and emerging markets debt posted a moderate positive performance for the final half of the period.

2	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(8.74)%
Market Price **	(8.84)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023	$762,673,581
Duration as of 2/28/2023	6.4 Years
Fund Ticker	JCPB
INVESTMENT OBJECTIVE***
The JPMorgan Core Plus Bond ETF (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.
INVESTMENT APPROACH
The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 30% in below investment grade securities (i.e., high yield or “junk bonds”) or the unrated equivalent, including below investment grade foreign securities. Up to 25% of the Fund’s assets may be invested in foreign securities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was the leading contributor to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. Additionally, the Fund’s overweight positions in high yield corporate credit (also known as “junk bonds”) and in securitized credit, including asset-backed securities and commercial mortgage-backed securities, also contributed to relative performance. The Fund’s underweight position in agency mortgage-backed securities also contributed to performance as interest rate volatility during the period led to underperformance in the sector.
The Fund’s underweight position in investment grade corporate credit and its security selection within hard-currency emerging markets debt were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. They employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were to U.S. government debt, including Treasury bonds and agency debentures, as well as securitized debt, including agency and non-agency residential mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Fund’s smallest allocations were to emerging markets debt and cash and cash equivalents.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	30.1%
Asset-Backed Securities	16.1
Mortgage-Backed Securities	15.6
U.S. Treasury Obligations	14.8
Commercial Mortgage-Backed Securities	5.3
Collateralized Mortgage Obligations	3.7
Others (each less than 1.0%)	0.2
Short-Term Investments	14.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.22 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

February 28, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Core Plus Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $46.30.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	(8.74)%	0.94%
Market Price		(8.84)	0.97
LIFE OF FUND PERFORMANCE (1/28/19 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on January 28, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg U.S. Aggregate Index from January 28, 2019 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(3.82)%
Market Price **	(3.52)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023	$348,910,890
Duration as of 2/28/2023	4.1 Years
Fund Ticker	JPIE
INVESTMENT OBJECTIVE***
The JPMorgan Income ETF (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.
INVESTMENT APPROACH
The Fund invests opportunistically in a wide variety of debt securities that have high potential to produce income and have low correlations to each other in order to manage risk. The Fund utilizes a flexible approach, shifting its allocations based on changing market conditions and seeks to manage distributions to reduce fluctuations in monthly dividends.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was a leading contributor to relative performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decline when interest rates rise relative to longer duration bonds. The Fund’s out-of-Index allocation to non-agency mortgage-backed securities and its underweight position in investment grade corporate bonds also contributed to relative performance.
The Fund’s out-of-Index allocation to emerging markets debt and overweight allocation to commercial mortgage-backed securities were the leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund invested opportunistically among multiple debt markets and sectors that the adviser believed had a high potential to produce income. The Fund’s adviser sought to manage risk through exposure to debt markets that it believed to have low correlations to each other. During the period, the Fund’s adviser increased its allocations to asset-backed securities and investment grade corporate bonds. The adviser decreased the Fund’s exposure to emerging markets debt and high yield bonds (also known as “junk bonds”). The Fund's duration increased to 4.11 years at February 28, 2023 from 2.31 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	42.6%
Asset-Backed Securities	23.7
Commercial Mortgage-Backed Securities	15.3
Mortgage-Backed Securities	7.8
Collateralized Mortgage Obligations	6.9
Foreign Government Securities	2.6
Short-Term Investments	1.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.90 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $45.25.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Income ETF
Net Asset Value	October 28, 2021	(3.82)%	(3.86)%
Market Price		(3.52)	(3.33)
LIFE OF FUND PERFORMANCE (10/28/21 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 28, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Income ETF and the Bloomberg U.S. Aggregate Index from October 28, 2021 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.81)%
Market Price **	(1.43)%
Bloomberg Multiverse ex-USA (USD Hedged) Index	(6.70)%
Net Assets as of 2/28/2023	$284,507,436
Duration as of 2/28/2023	3.5 Years
Fund Ticker	JPIB
INVESTMENT OBJECTIVE***
The JPMorgan International Bond Opportunities ETF (the “Fund”) seeks to provide total return.
INVESTMENT APPROACH
The Fund invests across sectors in developed and emerging markets and is without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund posted a negative return of -1.81%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. The Fund’s return is compared with the Bloomberg Multiverse ex-USA (USD Hedged) Index, which returned -6.70% for the period.
Relative to the Bloomberg Multiverse ex-USA (USD Hedged) Index, the Fund’s shorter overall duration was the leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decrease when interest rates rise, compared with bonds with longer duration.
In terms of absolute performance, the Fund’s allocations to corporate credit and emerging markets debt were leading detractors from absolute performance as bond yields rose. The Fund’s allocations to securitized credit and the net short duration positioning in global government interest rates contributed to absolute performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s net exposure to high yield corporate bonds (also known as “junk bonds”) to 22% from 30% and decreased net exposure to emerging markets debt to 17% from 22%. The portfolio managers increased the Fund’s exposure to investment grade credit to 37% from 18% and made no changes to its exposure to securitized credit. The portfolio managers increased the
Fund’s overall duration, mainly by reducing short positions in government interest rates, to 3.49 years at February 28, 2023, from 2.63 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	65.0%
Foreign Government Securities	29.3
Asset-Backed Securities	2.3
Commercial Mortgage-Backed Securities	1.7
Collateralized Mortgage Obligations	1.2
Others (each less than 1.0%)	0.3
Short-Term Investments	0.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
United States	16.0%
United Kingdom	10.5
France	9.7
Spain	7.7
Brazil	6.6
Italy	6.5
Australia	5.9
Germany	5.4
Canada	4.4
Mexico	2.9
Portugal	2.4
Netherlands	2.2
Luxembourg	1.9
Switzerland	1.8
Ireland	1.5
South Africa	1.5
Belgium	1.4
Japan	1.1
New Zealand	1.0
Others (each less than 1.0%)	9.4
Short-Term Investments	0.2

8	J.P. Morgan Exchange-Traded Funds	February 28, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.64 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $46.84.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan International Bond Opportunities ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan International Bond Opportunities ETF
Net Asset Value	April 5, 2017	(1.81)%	2.16%	2.47%
Market Price		(1.43)	2.22	2.54
LIFE OF FUND PERFORMANCE (4/5/17 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on April 5, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Bond Opportunities ETF and the Bloomberg Multiverse ex-USA (USD Hedged) Index from April 5, 2017 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Multiverse ex-USA (USD Hedged) Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The Bloomberg Multiverse ex-USA (USD Hedged) Index is a measure of the global fixed income bond market that combines the Barclays Global Aggregate Index, which measures investment-grade debt from 24 different local currency markets, and the Barclays Global High Yield Index, which measures the global high yield fixed income markets. It excludes U.S. securities and is hedged to the U.S. dollar. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Municipal ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(3.89)%
Market Price **	(3.88)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(2.98)%
Net Assets as of 2/28/2023	$408,142,543
Duration as of 2/28/2023	5.7 Years
Fund Ticker	JMUB
INVESTMENT OBJECTIVE***
The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
INVESTMENT APPROACH
The Fund invests primarily in a portfolio of municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average dollar weighted maturity between three and twelve years.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s longer overall duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds with longer duration will experience a greater decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s overweight positions in bonds rated BBB and in the housing sector, and its underweight position in pre-refunded bonds also detracted from relative performance.
The Fund’s underweight position in local general obligation bonds and in the transportation sector were leading contributors to performance relative to the Index. The Fund’s underweight positions in Texas and New Jersey bonds also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund was overweight in bonds rated single-A and BBB. The Fund’s duration was 5.7 years compared with 4.6 years for the Index.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	92.9%
Short-Term Investments	7.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.77 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $49.81.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Municipal ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	(3.89)%	2.37%
Market Price		(3.88)	2.39
LIFE OF FUND PERFORMANCE (10/29/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(3.01)%
Market Price **	(3.11)%
Bloomberg 1-5 Year Government/Credit Index	(4.00)%
Net Assets as of 2/28/2023	$190,421,997
Duration as of 2/28/2023	2.6 Years
Fund Ticker	JSCP
INVESTMENT OBJECTIVE***
The JPMorgan Short Duration Core Plus ETF (the “Fund”) seeks total return, consistent with preservation of capital.
INVESTMENT APPROACH
The Fund invests primarily in traditional fixed income sectors, with the flexibility to invest up to 30% of its net assets in below investment grade securities (also known as high yield or “junk bonds”) and up to 25% of its net assets in foreign securities. The Fund’s adviser seeks to maintain a duration of three years or less. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg 1-5 Year Government/Credit Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was the leading contributor to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocation to corporate bonds also contributed to relative performance, while the Fund’s allocation to commercial mortgage-backed securities and emerging markets debt were detractors from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. The adviser used bottom-up research to construct, in its view, a portfolio of undervalued fixed income securities. The adviser employs a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Index during the period, the Fund had an underweight position in U.S. Treasury bonds and out-of-Index allocations to mortgage-backed securities, asset-backed securities, high yield bonds (also known as junk bonds) and emerging markets debt. The Fund’s portfolio managers increased the Fund’s duration to 2.62 years at February 28, 2023 from 2.28 years at February 28, 2022.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	42.2%
Asset-Backed Securities	20.0
U.S. Treasury Obligations	14.0
Mortgage-Backed Securities	9.8
Commercial Mortgage-Backed Securities	6.7
Collateralized Mortgage Obligations	5.2
Foreign Government Securities	1.1
Others (each less than 1.0%)	0.1
Short-Term Investments	0.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.89 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

February 28, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Short Duration Core Plus ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $45.85.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Short Duration Core Plus ETF
Net Asset Value	March 1, 2021	(3.01)%	(2.32)%
Market Price		(3.11)	(2.37)
LIFE OF FUND PERFORMANCE (3/1/21 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 1, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Short Duration Core Plus ETF and the Bloomberg 1-5 Year Government/Credit Index from March 1, 2021 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Ultra-Short Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	2.01%
Market Price **	2.00%
ICE BofAML 3-Month US Treasury Bill Index	2.12%
Net Assets as of 2/28/2023	$25,144,500,767
Duration as of 2/28/2023	0.6 Years
Fund Ticker	JPST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”).
Relative to the Index, the Fund’s allocation to investment grade corporate bonds, which are not held in the Index, was a leading detractor from performance as interest rates rose during the period and corporate bonds generally underperformed U.S. Treasury securities of similar duration. The Fund’s out-of-Index short duration positions in two-year U.S. Treasury futures and its allocations to money market securities, including corporate debt, certificates of deposit and JPMorgan money market funds, were leading contributors to relative performance. Generally, bonds of shorter duration will experience a smaller decline in price compared with longer duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s adviser maintained the portfolio with an average duration about 0.37 years amid rising interest rates, and gradually extended out to 0.60 years in the last two months of the period. In descending order, the Fund’s largest allocations at the end of the period were to money market securities that included JPMorgan money market funds, as well as corporate bonds, collateralized loan obligations, U.S. Treasuries, asset-backed securities, mortgage-backed securities, agencies and non-corporate credit.
PORTFOLIO COMPOSITION BY SECTOR AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	29.4%
Asset-Backed Securities	6.9
U.S. Treasury Obligations	2.0
Utilities	2.0
Consumer Discretionary	1.5
Health Care	1.4
Consumer Staples	1.1
Industrials	1.0
Others (each less than 1.0%)	3.7
Short-Term Investments	51.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.28 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $50.30.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	2.01%	1.89%	1.85%
Market Price		2.00	1.88	1.86
LIFE OF FUND PERFORMANCE (5/17/17 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 17, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US
Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Ultra-Short Municipal Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	1.01%
Market Price **	0.97%
Bloomberg 1-Year Municipal Bond Index	(0.36)%
Net Assets as of 2/28/2023	$2,520,461,501
Duration as of 2/28/2023	0.6 Years
Fund Ticker	JMST
INVESTMENT OBJECTIVE***
The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
INVESTMENT APPROACH
The Fund primarily invests in investment grade fixed securities or the unrated equivalent, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg 1-Year Municipal Bond Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise. The Fund’s underweight allocations to bonds rated AA and its out-of-Index allocation to variable rate demand notes also contributed to relative performance.
The Fund’s underweight positions in state general obligation bonds and California bonds were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s duration was 0.6 years compared with 1.4 years for the Index.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	94.3%
Short-Term Investments	5.7

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.61 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $50.58.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	1.01%	1.30%
Market Price		0.97	1.29
LIFE OF FUND PERFORMANCE (10/16/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 16, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg 1-Year Municipal Bond Index from October 16, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg 1-Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption on gains resulting from or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 31.0%
Aerospace & Defense — 0.4%
Boeing Co. (The)
2.75%, 2/1/2026	14,000	12,975
2.20%, 2/4/2026	95,000	86,293
3.10%, 5/1/2026	35,000	32,585
2.70%, 2/1/2027	65,000	58,878
5.93%, 5/1/2060	40,000	37,353
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	85,000	79,640
BWX Technologies, Inc. 4.13%, 4/15/2029 (a)	130,000	113,425
Howmet Aerospace, Inc.
5.13%, 10/1/2024	142,000	140,422
5.95%, 2/1/2037	14,000	13,719
Lockheed Martin Corp.
4.50%, 5/15/2036	125,000	119,140
4.70%, 5/15/2046	100,000	94,502
Precision Castparts Corp. 4.38%, 6/15/2045	154,000	137,382
Raytheon Technologies Corp.
4.13%, 11/16/2028	735,000	699,600
1.90%, 9/1/2031	250,000	195,438
2.38%, 3/15/2032	95,000	76,570
5.15%, 2/27/2033	165,000	164,168
4.50%, 6/1/2042	100,000	89,890
3.03%, 3/15/2052	350,000	241,526
5.38%, 2/27/2053	144,000	144,626
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	33,000	32,970
9.38%, 11/30/2029 (a)	163,000	172,169
TransDigm, Inc. 6.25%, 3/15/2026 (a)	355,000	350,295
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	100,000	104,033
6.25%, 9/15/2024 (a)	10,000	9,988
7.75%, 8/15/2025	16,000	15,320
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a)	20,000	13,484
		3,236,391
Airlines — 0.2%
American Airlines, Inc.
11.75%, 7/15/2025 (a)	105,000	115,162
5.50%, 4/20/2026 (a)	410,000	399,032
5.75%, 4/20/2029 (a)	390,000	370,935
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	28,153	27,114
Delta Air Lines, Inc. 7.38%, 1/15/2026	105,000	108,045
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Airlines — continued
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	171,000	171,000
United Airlines Holdings, Inc.
5.00%, 2/1/2024	20,000	19,814
4.88%, 1/15/2025	16,000	15,547
		1,226,649
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	185,092
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	266,000	252,035
3.75%, 1/30/2031 (a)	75,000	62,250
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	275,000	254,188
6.88%, 7/1/2028	120,000	107,694
5.00%, 10/1/2029	75,000	60,511
Aptiv plc 5.40%, 3/15/2049	25,000	21,792
Clarios Global LP 6.25%, 5/15/2026 (a)	237,000	232,615
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	43,500	44,843
10.63% (PIK), 5/15/2027 (a) (b)	30,000	18,006
Dana, Inc.
5.38%, 11/15/2027	365,000	336,793
4.50%, 2/15/2032	40,000	31,881
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	19,000	18,287
4.88%, 3/15/2027	120,000	111,324
5.00%, 7/15/2029	220,000	191,400
5.25%, 7/15/2031	335,000	285,169
Icahn Enterprises LP
6.38%, 12/15/2025	247,000	243,784
5.25%, 5/15/2027	125,000	115,631
Lear Corp. 2.60%, 1/15/2032	10,000	7,560
		2,580,855
Automobiles — 0.1%
Ford Motor Co. 9.63%, 4/22/2030	590,000	678,543
General Motors Co. 5.95%, 4/1/2049	25,000	22,430
Hyundai Capital America
0.80%, 1/8/2024 (a)	170,000	163,139
1.50%, 6/15/2026 (a)	40,000	35,040
3.00%, 2/10/2027 (a)	200,000	182,882
		1,082,034
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — 5.9%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (c)	500,000	416,723
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (c)	200,000	151,912
ASB Bank Ltd. (New Zealand) 2.38%, 10/22/2031 (a)	200,000	157,872
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	194,856
Banco Santander SA (Spain) 2.75%, 5/28/2025	200,000	187,381
Bank of America Corp.
(SOFR + 0.41%), 0.52%, 6/14/2024 (c)	400,000	393,636
3.88%, 8/1/2025	203,000	197,161
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	700,000	622,889
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	40,000	37,591
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	436,000	409,207
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,205,000	1,120,933
(ICE LIBOR USD 3 Month + 1.37%), 3.59%, 7/21/2028 (c)	261,000	240,619
(SOFR + 2.04%), 4.95%, 7/22/2028 (c)	390,000	381,446
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	454,000	413,223
(SOFR + 1.06%), 2.09%, 6/14/2029 (c)	635,000	533,905
(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	660,000	514,401
(SOFR + 1.37%), 1.92%, 10/24/2031 (c)	50,000	38,755
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (c)	690,000	560,504
(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	340,000	275,752
(SOFR + 1.22%), 2.30%, 7/21/2032 (c)	1,550,000	1,212,171
(SOFR + 1.21%), 2.57%, 10/20/2032 (c)	140,000	111,467
(SOFR + 2.16%), 5.02%, 7/22/2033 (c)	225,000	216,473
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	112,000	94,156
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	150,000	102,749
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (c)	259,000	259,410
Bank of Montreal (Canada) 1.50%, 1/10/2025	370,000	344,764
Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	250,000	245,381
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 3 Month + 2.65%), 7.45%, 4/12/2023 (c) (d) (e) (f)	50,000	48,500
2.20%, 2/3/2025	112,000	105,525
3.45%, 4/11/2025	300,000	288,095
Banque Federative du Credit Mutuel SA (France)
3.75%, 7/20/2023 (a)	250,000	248,544
4.52%, 7/13/2025 (a)	320,000	312,709
4.94%, 1/26/2026 (a)	200,000	197,192
1.60%, 10/4/2026 (a)	200,000	174,217
Barclays plc (United Kingdom)
5.20%, 5/12/2026	200,000	194,755
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.30%), 7.39%, 11/2/2028 (c)	400,000	420,733
BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (a) (c)	200,000	168,537
Canadian Imperial Bank of Commerce (Canada) 3.30%, 4/7/2025	105,000	100,726
Citigroup, Inc.
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (e) (f)	115,000	112,378
(SOFR + 1.37%), 4.14%, 5/24/2025 (c)	81,000	79,505
(SOFR + 0.69%), 2.01%, 1/25/2026 (c)	444,000	414,065
(SOFR + 1.55%), 5.61%, 9/29/2026 (c)	408,000	408,003
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	550,000	516,784
Series VAR, (SOFR + 1.28%), 3.07%, 2/24/2028 (c)	645,000	585,365
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	1,200,000	1,111,656
(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	595,000	553,859
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	500,000	456,002
(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	25,000	21,281
(SOFR + 3.91%), 4.41%, 3/31/2031 (c)	155,000	144,077
(SOFR + 2.11%), 2.57%, 6/3/2031 (c)	120,000	98,439
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	490,000	393,457
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	515,000	406,382
(SOFR + 1.38%), 2.90%, 11/3/2042 (c)	55,000	38,063
Citizens Financial Group, Inc. 2.50%, 2/6/2030	11,000	9,106
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	250,000	229,415
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (c)	250,000	220,647
5.30%, 7/12/2028 (a)	990,000	984,593
(USD Swap Semi 5 Year + 1.64%), 4.00%, 1/10/2033 (a) (c)	250,000	224,107
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.45%), 3.77%, 3/28/2025 (a) (c)	200,000	195,719
(ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (a) (c)	200,000	190,083
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (c)	271,000	272,666
Fifth Third Bancorp 3.65%, 1/25/2024	70,000	69,003
HSBC Holdings plc (United Kingdom)
(SOFR + 3.03%), 7.34%, 11/3/2026 (c)	250,000	260,537
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	200,000	174,964
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (c)	600,000	560,075
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	305,000	298,241
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,370,000	1,159,726
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	1,200,000	994,743
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	200,000	179,199
(SOFR + 1.19%), 2.80%, 5/24/2032 (c)	700,000	558,780
(SOFR + 1.41%), 2.87%, 11/22/2032 (c)	250,000	198,039
(SOFR + 2.87%), 5.40%, 8/11/2033 (c)	200,000	191,686
6.10%, 1/14/2042	230,000	245,410
ING Groep NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (c) (d) (e) (f)	200,000	153,520
Intesa Sanpaolo SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (c)	200,000	133,968
KeyCorp 2.25%, 4/6/2027	57,000	50,749
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (c)	200,000	190,800
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (c)	200,000	194,717
3.78%, 3/2/2025	269,000	260,470
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (c)	565,000	559,670
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	560,000	489,930
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.53%), 5.47%, 2/22/2031 (c)	200,000	198,003
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.85%, 1/19/2033 (c)	200,000	161,458
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (c)	580,000	577,599
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.87%), 2.17%, 5/22/2032 (c)	225,000	173,431
National Australia Bank Ltd. (Australia) 3.38%, 1/14/2026	250,000	238,115
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	300,000	294,531
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	200,000	207,807
(ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (c)	200,000	191,473
NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (a)	200,000	186,318
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (a)	200,000	199,445
PNC Financial Services Group, Inc. (The)
2.55%, 1/22/2030	439,000	373,355
(SOFR + 0.98%), 2.31%, 4/23/2032 (c)	50,000	40,614
(SOFR + 1.93%), 5.07%, 1/24/2034 (c)	220,000	212,729
Royal Bank of Canada (Canada)
4.65%, 1/27/2026 (d)	45,000	43,901
4.24%, 8/3/2027	425,000	408,154
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200,000	174,600
(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/3/2028 (c)	200,000	181,724
(SOFR + 2.60%), 6.53%, 1/10/2029 (c)	1,625,000	1,644,862
Societe Generale SA (France)
4.25%, 4/14/2025 (a)	200,000	191,751
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
4.75%, 11/24/2025 (a)	200,000	192,708
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	200,000	177,192
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (c)	200,000	201,801
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (c)	200,000	174,768
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (c)	1,200,000	1,064,955
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (c)	970,000	979,447
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (a) (c)	430,000	438,658
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (c)	200,000	191,735
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (a) (c)	400,000	432,328
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (a)	893,000	912,514
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.75%, 7/19/2023	53,000	52,685
5.52%, 1/13/2028	255,000	254,326
5.71%, 1/13/2030	255,000	256,960
5.77%, 1/13/2033	200,000	201,626
Sumitomo Mitsui Trust Bank Ltd. (Japan)
1.05%, 9/12/2025 (a)	60,000	53,544
4.95%, 9/15/2027 (a)	200,000	197,076
Swedbank AB (Sweden) 5.34%, 9/20/2027 (a)	200,000	197,455
Toronto-Dominion Bank (The) (Canada)
5.10%, 1/9/2026	200,000	199,388
2.00%, 9/10/2031	385,000	302,559
4.46%, 6/8/2032	120,000	112,948
Truist Bank 4.05%, 11/3/2025	60,000	58,326
Truist Financial Corp. (SOFR + 1.85%), 5.12%, 1/26/2034 (c)	480,000	467,066
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	200,000	174,420
US Bancorp
3.00%, 7/30/2029	97,000	85,035
(SOFR + 2.11%), 4.97%, 7/22/2033 (c)	150,000	143,067
Wells Fargo & Co.
3.55%, 9/29/2025	227,000	217,260
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	913,000	853,265
(SOFR + 1.32%), 3.91%, 4/25/2026 (c)	90,000	86,810
3.00%, 10/23/2026	360,000	332,286
(SOFR + 1.51%), 3.53%, 3/24/2028 (c)	325,000	300,949
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (c)	1,481,000	1,370,300
(SOFR + 1.98%), 4.81%, 7/25/2028 (c)	320,000	311,558
(SOFR + 1.26%), 2.57%, 2/11/2031 (c)	250,000	208,090
(SOFR + 1.50%), 3.35%, 3/2/2033 (c)	640,000	541,122
(SOFR + 2.10%), 4.90%, 7/25/2033 (c)	430,000	410,709
4.90%, 11/17/2045	25,000	22,099
Westpac Banking Corp. (Australia)
2.85%, 5/13/2026	175,000	163,150
1.95%, 11/20/2028	30,000	25,627
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c) (d)	375,000	353,415
		44,703,846
Beverages — 0.4%
Anheuser-Busch Cos. LLC (Belgium)
4.70%, 2/1/2036	540,000	506,860
4.90%, 2/1/2046	815,000	747,579
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	295,000	263,783
4.44%, 10/6/2048	40,000	34,524
Coca-Cola Co. (The) 2.60%, 6/1/2050	50,000	33,482
Constellation Brands, Inc.
4.65%, 11/15/2028	345,000	333,837
4.50%, 5/9/2047	120,000	100,912
Diageo Capital plc (United Kingdom) 3.88%, 4/29/2043	430,000	357,610
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	150,000	112,809
Keurig Dr Pepper, Inc. 3.40%, 11/15/2025	38,000	36,187
PepsiCo, Inc. 4.65%, 2/15/2053	250,000	244,703
		2,772,286
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Biotechnology — 0.6%
AbbVie, Inc.
2.95%, 11/21/2026	73,000	67,369
3.20%, 11/21/2029	421,000	372,355
4.05%, 11/21/2039	1,174,000	990,237
4.63%, 10/1/2042	75,000	66,507
4.25%, 11/21/2049	230,000	191,522
Amgen, Inc.
1.65%, 8/15/2028	175,000	146,447
4.05%, 8/18/2029	610,000	568,677
5.25%, 3/2/2030 (g)	175,000	174,146
5.25%, 3/2/2033 (g)	250,000	248,258
3.15%, 2/21/2040	127,000	93,374
5.60%, 3/2/2043 (g)	409,000	403,901
5.65%, 3/2/2053 (g)	445,000	441,337
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	100,000	60,500
Gilead Sciences, Inc.
2.95%, 3/1/2027	195,000	180,613
1.65%, 10/1/2030	118,000	93,374
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	171,000
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	80,000	62,284
		4,331,901
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	350,000	293,834
Griffon Corp. 5.75%, 3/1/2028	310,000	285,293
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	200,000	187,876
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	185,000	154,604
Masco Corp. 1.50%, 2/15/2028	25,000	20,673
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	215,000	180,501
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	20,000	18,477
4.75%, 1/15/2028 (a)	195,000	175,198
4.38%, 7/15/2030 (a)	395,000	328,837
Summit Materials LLC 5.25%, 1/15/2029 (a)	205,000	188,600
		1,833,893
Capital Markets — 2.2%
Ameriprise Financial, Inc. 4.00%, 10/15/2023	47,000	46,636
Bank of New York Mellon Corp. (The)
3.25%, 5/16/2027	160,000	149,847
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(SOFR + 1.42%), 4.29%, 6/13/2033 (c)	180,000	167,407
Charles Schwab Corp. (The)
0.90%, 3/11/2026	30,000	26,433
2.75%, 10/1/2029	46,000	39,961
Coinbase Global, Inc. 3.63%, 10/1/2031 (a)	125,000	75,385
Credit Suisse AG (Switzerland)
1.00%, 5/5/2023	534,000	528,505
3.70%, 2/21/2025	310,000	288,571
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (c)	250,000	201,460
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (c)	250,000	262,544
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	53,000	54,496
Deutsche Bank AG (Germany) (SOFR + 2.16%), 2.22%, 9/18/2024 (c)	150,000	146,625
Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	280,000	269,742
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	201,000	193,237
3.50%, 11/16/2026	571,000	535,995
3.85%, 1/26/2027	135,000	127,714
(SOFR + 0.80%), 1.43%, 3/9/2027 (c)	1,085,000	956,308
(SOFR + 1.51%), 4.39%, 6/15/2027 (c)	117,000	112,897
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	150,000	134,039
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	420,000	390,121
(SOFR + 1.28%), 2.62%, 4/22/2032 (c)	1,815,000	1,457,630
(SOFR + 1.41%), 3.10%, 2/24/2033 (c)	940,000	774,807
(SOFR + 1.51%), 3.21%, 4/22/2042 (c)	160,000	116,106
(SOFR + 1.63%), 3.44%, 2/24/2043 (c)	18,000	13,431
LPL Holdings, Inc. 4.00%, 3/15/2029 (a)	120,000	105,577
Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	200,000	194,978
Morgan Stanley
(SOFR + 1.16%), 3.62%, 4/17/2025 (c)	190,000	185,603
3.88%, 1/27/2026	330,000	318,123
3.13%, 7/27/2026	130,000	120,977
3.63%, 1/20/2027	191,000	180,554
(SOFR + 0.88%), 1.59%, 5/4/2027 (c)	210,000	185,407
(SOFR + 1.00%), 2.48%, 1/21/2028 (c)	614,000	547,592
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	303,000	287,825
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	760,000	701,517
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.73%), 5.12%, 2/1/2029 (c)	480,000	471,364
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	573,000	539,395
(SOFR + 1.14%), 2.70%, 1/22/2031 (c)	70,000	58,479
(SOFR + 1.18%), 2.24%, 7/21/2032 (c)	80,000	62,228
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	2,038,000	1,613,043
(SOFR + 1.29%), 2.94%, 1/21/2033 (c)	315,000	257,764
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (c)	380,000	371,290
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	285,000	211,840
MSCI, Inc. 4.00%, 11/15/2029 (a)	115,000	101,787
Northern Trust Corp. 3.95%, 10/30/2025	60,000	58,031
Nuveen LLC 4.00%, 11/1/2028 (a)	160,000	150,532
S&P Global, Inc.
2.70%, 3/1/2029 (a)	456,000	400,461
1.25%, 8/15/2030	500,000	386,163
2.90%, 3/1/2032 (a)	112,000	95,862
3.25%, 12/1/2049	223,000	163,657
State Street Corp. (SOFR + 1.72%), 5.82%, 11/4/2028 (c)	135,000	138,205
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (c)	585,000	506,987
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.75%, 5/12/2028 (a) (c)	200,000	192,538
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (c)	950,000	812,932
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (a) (c)	200,000	157,172
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (a) (c)	200,000	187,217
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 3.18%, 2/11/2043 (a) (c)	200,000	144,806
		16,979,803
Chemicals — 0.4%
Avient Corp. 7.13%, 8/1/2030 (a)	235,000	235,588
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	150,000	138,358
CF Industries, Inc.
5.15%, 3/15/2034	60,000	55,823
4.95%, 6/1/2043	70,000	58,745
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — continued
Chemours Co. (The)
5.38%, 5/15/2027	65,000	59,192
5.75%, 11/15/2028 (a)	310,000	272,268
CVR Partners LP 6.13%, 6/15/2028 (a)	70,000	62,179
Ecolab, Inc.
3.25%, 12/1/2027	52,000	48,380
2.13%, 2/1/2032	75,000	59,849
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	165,000	142,313
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	200,000	175,898
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027 (a)	116,000	97,117
3.27%, 11/15/2040 (a)	25,000	17,143
3.47%, 12/1/2050 (a)	13,000	8,550
LYB International Finance III LLC 3.38%, 10/1/2040	40,000	28,722
NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	310,000	279,000
Nutrien Ltd. (Canada)
2.95%, 5/13/2030	80,000	68,279
3.95%, 5/13/2050	190,000	144,835
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	375,000	324,938
Sherwin-Williams Co. (The) 4.50%, 6/1/2047	15,000	12,568
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	145,000	126,762
WR Grace Holdings LLC
5.63%, 10/1/2024 (a)	85,000	84,975
4.88%, 6/15/2027 (a)	255,000	234,317
		2,735,799
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	165,000	135,223
ADT Security Corp. (The)
4.13%, 6/15/2023	26,000	25,838
4.13%, 8/1/2029 (a)	300,000	258,144
4.88%, 7/15/2032 (a)	20,000	17,152
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	200,000	166,330
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	155,000	142,709
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	230,000	203,703
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	105,000	98,831
5.13%, 12/15/2026 (a)	55,000	52,656
4.00%, 8/1/2028 (a)	285,000	248,010
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Commercial Services & Supplies — continued
4.75%, 6/15/2029 (a)	110,000	97,823
Madison IAQ LLC 4.13%, 6/30/2028 (a)	510,000	435,081
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	282,000	272,482
3.38%, 8/31/2027 (a)	305,000	263,792
Stericycle, Inc.
5.38%, 7/15/2024 (a)	85,000	83,752
3.88%, 1/15/2029 (a)	120,000	102,871
Waste Management, Inc. 1.50%, 3/15/2031	170,000	130,868
		2,735,265
Communications Equipment — 0.1%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	105,000	100,629
CommScope, Inc. 6.00%, 3/1/2026 (a)	397,000	382,534
		483,163
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	230,000	201,601
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	235,000	196,111
MasTec, Inc. 4.50%, 8/15/2028 (a)	165,000	150,139
Weekley Homes LLC 4.88%, 9/15/2028 (a)	150,000	127,393
		675,244
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. 2.40%, 7/15/2031	70,000	55,845
Consumer Finance — 0.8%
AerCap Ireland Capital DAC (Ireland)
1.15%, 10/29/2023	450,000	436,665
2.45%, 10/29/2026	310,000	273,287
3.00%, 10/29/2028	450,000	383,451
American Express Co.
4.90%, 2/13/2026	130,000	128,981
2.55%, 3/4/2027	540,000	488,813
5.85%, 11/5/2027	270,000	277,938
Avolon Holdings Funding Ltd. (Ireland)
5.13%, 10/1/2023 (a)	170,000	169,397
5.25%, 5/15/2024 (a)	250,000	246,016
2.88%, 2/15/2025 (a)	328,000	305,075
5.50%, 1/15/2026 (a)	60,000	58,061
2.13%, 2/21/2026 (a)	275,000	240,892
4.25%, 4/15/2026 (a)	25,000	23,200
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (c)	100,000	77,554
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	200,000	188,122
4.27%, 1/9/2027	830,000	751,663
4.13%, 8/17/2027	500,000	445,479
4.00%, 11/13/2030	250,000	208,363
3.63%, 6/17/2031	200,000	158,446
General Motors Financial Co., Inc.
3.80%, 4/7/2025	35,000	33,674
3.60%, 6/21/2030	60,000	51,533
2.70%, 6/10/2031	25,000	19,545
John Deere Capital Corp. 4.75%, 1/20/2028	200,000	198,978
Navient Corp.
6.13%, 3/25/2024	130,000	129,032
5.88%, 10/25/2024	20,000	19,441
OneMain Finance Corp.
6.88%, 3/15/2025	90,000	87,861
7.13%, 3/15/2026	389,000	378,151
6.63%, 1/15/2028	95,000	88,465
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (a)	305,000	304,746
5.50%, 2/15/2024 (a)	208,000	205,518
		6,378,347
Containers & Packaging — 0.4%
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (a)	200,000	193,350
4.13%, 8/15/2026 (a)	400,000	364,000
Ball Corp. 3.13%, 9/15/2031	55,000	44,046
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	200,000	160,000
Crown Americas LLC 4.25%, 9/30/2026	13,000	12,063
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	108,000	101,165
3.50%, 3/15/2028 (a)	90,000	78,743
LABL, Inc. 6.75%, 7/15/2026 (a)	240,000	228,275
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	400,000	402,500
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	245,000	238,263
Packaging Corp. of America 3.05%, 10/1/2051	85,000	55,550
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	295,000	257,343
Sealed Air Corp. 4.00%, 12/1/2027 (a)	115,000	103,608
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Containers & Packaging — continued
TriMas Corp. 4.13%, 4/15/2029 (a)	106,000	92,220
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (h)	450,000	425,250
WRKCo, Inc. 4.65%, 3/15/2026	30,000	29,376
		2,785,752
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	220,000	205,975
University of Miami Series 2022, 4.06%, 4/1/2052	40,000	33,687
		239,662
Diversified Financial Services — 0.1%
EDP Finance BV (Portugal) 1.71%, 1/24/2028 (a)	250,000	208,732
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	200,000	170,848
Shell International Finance BV (Netherlands)
2.88%, 11/26/2041	200,000	147,032
3.63%, 8/21/2042	200,000	163,108
3.75%, 9/12/2046	141,000	112,034
3.13%, 11/7/2049	25,000	17,918
3.00%, 11/26/2051	200,000	138,454
		958,126
Diversified Telecommunication Services — 1.1%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	200,000	165,186
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	154,912
AT&T, Inc.
1.65%, 2/1/2028	450,000	382,301
2.55%, 12/1/2033	870,000	666,115
3.50%, 6/1/2041	260,000	195,188
3.65%, 6/1/2051	65,000	46,370
CCO Holdings LLC
5.00%, 2/1/2028 (a)	545,000	493,906
5.38%, 6/1/2029 (a)	100,000	89,195
4.75%, 3/1/2030 (a)	1,024,000	861,153
4.50%, 8/15/2030 (a)	464,000	381,649
4.25%, 2/1/2031 (a)	1,080,000	866,916
4.50%, 5/1/2032	485,000	383,853
4.50%, 6/1/2033 (a)	135,000	105,030
Embarq Corp. 8.00%, 6/1/2036	13,000	5,595
ESC Co., Intelsat Jackson Holdings, Ltd. 8.50%, 10/15/2024 ‡ (a) (i)	28,000	3
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	115,000	106,846
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	354,000	307,978
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	130,000	95,225
4.00%, 2/15/2027 (a)	1,000,000	767,900
Series G, 6.88%, 1/15/2028	3,000	1,860
Sprint Capital Corp. 8.75%, 3/15/2032	240,000	285,718
Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	134,000	111,957
Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	200,000	194,766
Verizon Communications, Inc.
2.10%, 3/22/2028	25,000	21,578
4.33%, 9/21/2028	75,000	71,852
4.02%, 12/3/2029	184,000	169,704
2.55%, 3/21/2031	585,000	478,523
2.36%, 3/15/2032	463,000	363,988
3.40%, 3/22/2041	30,000	22,614
3.85%, 11/1/2042	125,000	98,605
2.88%, 11/20/2050	75,000	47,196
3.70%, 3/22/2061	30,000	21,090
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	75,000	57,534
		8,022,306
Electric Utilities — 1.9%
AEP Transmission Co. LLC
Series N, 2.75%, 8/15/2051	50,000	32,107
Series O, 4.50%, 6/15/2052	200,000	177,340
Alabama Power Co. 3.05%, 3/15/2032	200,000	170,322
American Electric Power Co., Inc. 2.03%, 3/15/2024	40,000	38,525
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	295,000	208,508
2.90%, 6/15/2050	50,000	33,413
Commonwealth Edison Co. 5.30%, 2/1/2053	618,000	614,245
Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	46,000	38,584
DTE Electric Co.
Series A, 4.00%, 4/1/2043	90,000	75,166
5.40%, 4/1/2053	80,000	80,660
Duke Energy Carolinas LLC 3.20%, 8/15/2049	34,000	24,036
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	125,000	88,653
2.75%, 4/1/2050	395,000	247,497
Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (a)	148,000	117,657
Edison International 6.95%, 11/15/2029	245,000	257,222
Emera US Finance LP (Canada)
2.64%, 6/15/2031	660,000	518,886
4.75%, 6/15/2046	50,000	39,287
Enel Finance International NV (Italy) 2.25%, 7/12/2031 (a)	200,000	150,727
Entergy Arkansas LLC
4.00%, 6/1/2028	13,000	12,281
2.65%, 6/15/2051	274,000	170,467
Entergy Louisiana LLC
2.40%, 10/1/2026	69,000	62,211
1.60%, 12/15/2030	500,000	382,975
Entergy Mississippi LLC 3.50%, 6/1/2051	20,000	14,509
Entergy Texas Restoration Funding II LLC Series A-2, 3.70%, 12/15/2035	215,000	190,550
Entergy Texas, Inc. 1.75%, 3/15/2031	535,000	417,895
Eversource Energy 4.60%, 7/1/2027	31,000	30,200
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	970,000	883,847
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (a)	90,000	74,899
Florida Power & Light Co.
5.10%, 4/1/2033	288,000	287,533
3.70%, 12/1/2047	60,000	47,493
5.30%, 4/1/2053	70,000	69,651
Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	50,000	42,522
ITC Holdings Corp.
4.95%, 9/22/2027 (a)	182,000	179,521
2.95%, 5/14/2030 (a)	405,000	345,506
Kentucky Utilities Co. 5.13%, 11/1/2040	74,000	70,614
MidAmerican Energy Co. 3.65%, 4/15/2029	46,000	42,632
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	430,000	406,635
Monongahela Power Co. 4.10%, 4/15/2024 (a)	100,000	98,135
NextEra Energy Capital Holdings, Inc.
5.00%, 7/15/2032	60,000	57,759
5.05%, 2/28/2033	1,320,000	1,277,129
5.25%, 2/28/2053	80,000	76,574
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Northern States Power Co.
2.60%, 6/1/2051	70,000	44,931
4.50%, 6/1/2052	50,000	45,146
NRG Energy, Inc.
6.63%, 1/15/2027	21,000	20,941
2.45%, 12/2/2027 (a)	60,000	50,586
5.75%, 1/15/2028	260,000	245,076
3.38%, 2/15/2029 (a)	70,000	56,837
5.25%, 6/15/2029 (a)	395,000	351,550
Ohio Power Co.
Series P, 2.60%, 4/1/2030	50,000	42,251
Series R, 2.90%, 10/1/2051	65,000	42,978
Oklahoma Gas and Electric Co. 5.40%, 1/15/2033	100,000	100,345
Oncor Electric Delivery Co. LLC
4.55%, 9/15/2032	210,000	202,601
3.10%, 9/15/2049	50,000	35,142
Pacific Gas and Electric Co.
1.70%, 11/15/2023	30,000	29,122
3.25%, 2/16/2024	75,000	73,335
3.45%, 7/1/2025	17,000	15,973
2.95%, 3/1/2026	110,000	101,037
4.65%, 8/1/2028	100,000	92,706
4.50%, 7/1/2040	130,000	101,841
4.20%, 6/1/2041	30,000	22,521
4.25%, 3/15/2046	78,000	55,777
PacifiCorp
4.15%, 2/15/2050	118,000	97,569
3.30%, 3/15/2051	120,000	85,702
PG&E Corp.
5.00%, 7/1/2028	106,000	96,783
5.25%, 7/1/2030	205,000	182,963
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047 (d)	185,000	191,350
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	25,000	23,161
Series A-4, 5.21%, 12/1/2047	40,000	39,826
Series A-5, 5.10%, 6/1/2052	70,000	70,736
PPL Electric Utilities Corp. 5.25%, 5/15/2053	70,000	69,004
Public Service Co. of Colorado Series 36, 2.70%, 1/15/2051	45,000	29,271
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	150,000	99,914
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Public Service Electric and Gas Co.
3.00%, 5/15/2027	50,000	46,305
2.05%, 8/1/2050	68,000	38,657
Southern California Edison Co.
5.30%, 3/1/2028	719,000	715,614
Series G, 2.50%, 6/1/2031	775,000	636,617
Series C, 3.60%, 2/1/2045	35,000	25,491
Series C, 4.13%, 3/1/2048	238,000	189,092
Series 20A, 2.95%, 2/1/2051	430,000	276,650
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	45,000	40,246
3.25%, 11/1/2051	210,000	141,170
Southwestern Public Service Co.
3.30%, 6/15/2024	29,000	28,251
4.50%, 8/15/2041	74,000	64,563
Tucson Electric Power Co.
1.50%, 8/1/2030	448,000	345,733
4.85%, 12/1/2048	232,000	204,039
5.50%, 4/15/2053	115,000	113,416
Union Electric Co.
3.90%, 4/1/2052	45,000	36,077
5.45%, 3/15/2053 (g)	80,000	79,991
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	65,000	62,081
5.63%, 2/15/2027 (a)	260,000	246,381
5.00%, 7/31/2027 (a)	300,000	278,686
4.38%, 5/1/2029 (a)	275,000	237,571
4.30%, 7/15/2029 (a)	90,000	80,990
Wisconsin Public Service Corp. 4.75%, 11/1/2044	69,000	61,620
		14,820,589
Electrical Equipment — 0.1%
Eaton Corp. 4.00%, 11/2/2032	200,000	183,217
EnerSys 4.38%, 12/15/2027 (a)	65,000	59,010
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	68,000	67,455
6.05%, 4/15/2028 (a)	135,000	132,004
6.30%, 2/15/2030 (a)	57,000	55,768
6.40%, 4/15/2033 (a)	79,000	77,734
Sensata Technologies BV 5.00%, 10/1/2025 (a)	40,000	38,915
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	160,000	139,006
		753,109
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electronic Equipment, Instruments & Components — 0.0% ^
Arrow Electronics, Inc. 2.95%, 2/15/2032	20,000	16,071
Coherent Corp. 5.00%, 12/15/2029 (a)	175,000	153,317
Corning, Inc. 3.90%, 11/15/2049	75,000	56,518
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	145,000	128,320
		354,226
Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC 2.06%, 12/15/2026	70,000	62,569
Halliburton Co. 3.80%, 11/15/2025	12,000	11,605
Oceaneering International, Inc. 4.65%, 11/15/2024	120,000	115,509
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	215,000	211,528
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	14,000	13,154
Transocean, Inc. 8.75%, 2/15/2030 (a)	170,000	172,975
USA Compression Partners LP 6.88%, 4/1/2026	140,000	134,175
		721,515
Entertainment — 0.7%
Activision Blizzard, Inc.
1.35%, 9/15/2030	230,000	179,590
2.50%, 9/15/2050	259,000	161,499
Cinemark USA, Inc.
5.88%, 3/15/2026 (a)	75,000	68,666
5.25%, 7/15/2028 (a)	40,000	33,610
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	2,000	1,925
6.50%, 5/15/2027 (a)	485,000	476,876
4.75%, 10/15/2027 (a)	365,000	328,701
Netflix, Inc.
4.88%, 4/15/2028	308,000	298,597
5.38%, 11/15/2029 (a)	88,000	86,604
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	115,000	108,523
Walt Disney Co. (The)
2.00%, 9/1/2029	250,000	208,692
3.80%, 3/22/2030	450,000	418,418
3.50%, 5/13/2040	350,000	282,840
Warnermedia Holdings, Inc.
3.76%, 3/15/2027 (a)	1,650,000	1,513,602
4.28%, 3/15/2032 (a)	1,290,000	1,113,672
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Entertainment — continued
5.14%, 3/15/2052 (a)	80,000	62,712
WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	100,000	84,820
		5,429,347
Equity Real Estate Investment Trusts (REITs) — 0.5%
Alexandria Real Estate Equities, Inc.
1.88%, 2/1/2033	53,000	39,284
5.15%, 4/15/2053	30,000	27,837
American Tower Corp.
1.45%, 9/15/2026	85,000	73,909
2.95%, 1/15/2051	25,000	15,087
AvalonBay Communities, Inc. 3.35%, 5/15/2027	32,000	29,777
Camden Property Trust 3.15%, 7/1/2029	130,000	115,385
Corporate Office Properties LP 2.25%, 3/15/2026	94,000	83,829
Crown Castle, Inc. 2.90%, 3/15/2027	270,000	245,277
Equinix, Inc. 3.90%, 4/15/2032	80,000	70,692
ERP Operating LP 3.25%, 8/1/2027	31,000	28,682
Essex Portfolio LP 2.65%, 3/15/2032	45,000	35,713
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	90,000	80,860
Healthpeak Properties Interim, Inc.
2.13%, 12/1/2028	64,000	54,115
3.00%, 1/15/2030	87,000	74,893
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	315,000	289,939
5.00%, 7/15/2028 (a)	385,000	348,972
Life Storage LP 2.20%, 10/15/2030	88,000	70,169
Mid-America Apartments LP 4.20%, 6/15/2028	100,000	95,181
National Retail Properties, Inc. 3.60%, 12/15/2026	39,000	36,268
Office Properties Income Trust
4.50%, 2/1/2025	88,000	80,962
3.45%, 10/15/2031	35,000	23,362
Prologis LP 1.75%, 7/1/2030	149,000	118,955
Public Storage 2.25%, 11/9/2031	90,000	72,442
Realty Income Corp.
4.13%, 10/15/2026	44,000	42,421
3.25%, 1/15/2031	9,000	7,844
Regency Centers LP 3.70%, 6/15/2030	135,000	119,409
RHP Hotel Properties LP 4.75%, 10/15/2027	390,000	358,566
Sabra Health Care LP 3.20%, 12/1/2031	120,000	89,157
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
SBA Communications Corp. 3.13%, 2/1/2029	390,000	322,023
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	150,000	143,507
Simon Property Group LP 3.25%, 9/13/2049	31,000	21,434
UDR, Inc. 2.10%, 8/1/2032	45,000	33,899
VICI Properties LP
5.63%, 5/1/2024 (a)	67,000	66,519
3.50%, 2/15/2025 (a)	90,000	85,015
4.50%, 9/1/2026 (a)	95,000	88,633
4.25%, 12/1/2026 (a)	30,000	27,821
4.63%, 12/1/2029 (a)	20,000	17,919
WP Carey, Inc. 2.25%, 4/1/2033	145,000	109,119
		3,644,876
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
0.95%, 2/10/2026 (a)	65,000	57,268
1.80%, 2/10/2031 (a)	160,000	122,840
2.50%, 2/10/2041 (a)	14,000	9,141
2.80%, 2/10/2051 (a)	50,000	31,099
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	1,040,000	977,600
4.88%, 2/15/2030 (a)	20,000	17,946
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (a)	5,000	3,558
3.63%, 5/13/2051 (a)	10,000	6,796
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	251,000	238,021
Rite Aid Corp. 8.00%, 11/15/2026 (a)	125,000	66,250
Sysco Corp. 2.40%, 2/15/2030	250,000	208,770
		1,739,289
Food Products — 0.2%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	230,000	189,340
Campbell Soup Co. 4.15%, 3/15/2028	170,000	162,315
Cargill, Inc. 4.38%, 4/22/2052 (a)	150,000	133,052
Darling Ingredients, Inc.
5.25%, 4/15/2027 (a)	50,000	48,108
6.00%, 6/15/2030 (a)	100,000	96,624
General Mills, Inc. 4.15%, 2/15/2043	200,000	171,568
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	155,000	136,027
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	64,000	62,159
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	82,000	79,853
5.50%, 12/15/2029 (a)	385,000	352,323
		1,431,369
Gas Utilities — 0.2%
AmeriGas Partners LP
5.50%, 5/20/2025	23,000	21,863
5.88%, 8/20/2026	10,000	9,424
5.75%, 5/20/2027	80,000	73,998
Atmos Energy Corp.
5.50%, 6/15/2041	52,000	51,501
5.75%, 10/15/2052	35,000	36,691
Boston Gas Co. 3.00%, 8/1/2029 (a)	37,000	31,909
CenterPoint Energy Resources Corp. 5.40%, 3/1/2033	420,000	424,876
Piedmont Natural Gas Co., Inc. 5.05%, 5/15/2052	100,000	91,545
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	33,000	27,939
Southwest Gas Corp. 4.05%, 3/15/2032	480,000	427,654
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	175,000	152,019
		1,349,419
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories 4.75%, 11/30/2036	190,000	188,915
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	176,000	161,920
Becton Dickinson and Co. 3.70%, 6/6/2027	145,000	136,919
DH Europe Finance II SARL 3.25%, 11/15/2039	40,000	31,840
Hologic, Inc. 3.25%, 2/15/2029 (a)	115,000	99,164
Medline Borrower LP
3.88%, 4/1/2029 (a)	415,000	345,892
5.25%, 10/1/2029 (a)	55,000	45,138
Teleflex, Inc. 4.25%, 6/1/2028 (a)	85,000	76,720
		1,086,508
Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	251,000	235,232
5.00%, 4/15/2029 (a)	175,000	159,273
AdaptHealth LLC 4.63%, 8/1/2029 (a)	85,000	71,349
Aetna, Inc.
4.13%, 11/15/2042	70,000	56,855
4.75%, 3/15/2044	200,000	175,011
3.88%, 8/15/2047	735,000	553,469
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
Centene Corp. 4.63%, 12/15/2029	916,000	837,675
Cigna Group (The) 2.38%, 3/15/2031	135,000	109,909
CommonSpirit Health
1.55%, 10/1/2025	13,000	11,780
2.78%, 10/1/2030	13,000	10,889
3.91%, 10/1/2050	15,000	11,423
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	455,000	399,338
4.75%, 2/15/2031 (a)	85,000	65,662
CVS Health Corp.
2.88%, 6/1/2026	10,000	9,300
4.30%, 3/25/2028	237,000	226,573
5.13%, 2/21/2030	100,000	98,192
5.25%, 2/21/2033	1,070,000	1,053,250
4.78%, 3/25/2038	290,000	263,447
2.70%, 8/21/2040	50,000	33,778
DaVita, Inc. 4.63%, 6/1/2030 (a)	500,000	412,085
Encompass Health Corp.
4.50%, 2/1/2028	180,000	165,251
4.75%, 2/1/2030	345,000	305,383
4.63%, 4/1/2031	75,000	64,129
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	20,000	4,684
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	50,000	35,482
HCA, Inc.
5.25%, 6/15/2026	220,000	216,556
5.38%, 9/1/2026	155,000	152,753
4.50%, 2/15/2027	210,000	201,306
5.63%, 9/1/2028	1,850,000	1,829,453
3.50%, 9/1/2030	37,000	31,813
5.50%, 6/15/2047	300,000	269,796
3.50%, 7/15/2051	35,000	22,792
MultiCare Health System 2.80%, 8/15/2050	10,000	5,891
MyMichigan Health Series 2020, 3.41%, 6/1/2050	10,000	7,071
New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	5,000	2,907
Northwell Healthcare, Inc. 4.26%, 11/1/2047	110,000	90,927
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	220,000	168,850
Quest Diagnostics, Inc. 2.95%, 6/30/2030	55,000	47,466
Tenet Healthcare Corp.
4.88%, 1/1/2026	260,000	247,621
5.13%, 11/1/2027	270,000	253,835
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
4.63%, 6/15/2028	490,000	443,337
4.25%, 6/1/2029	990,000	866,943
UnitedHealth Group, Inc.
3.38%, 4/15/2027	91,000	85,771
5.35%, 2/15/2033	850,000	869,528
4.63%, 11/15/2041	232,000	214,611
3.25%, 5/15/2051	255,000	182,624
5.88%, 2/15/2053	254,000	273,993
		11,855,263
Health Care Technology — 0.0% ^
IQVIA, Inc. 5.00%, 5/15/2027 (a)	200,000	190,294
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC (Canada)
5.75%, 4/15/2025 (a)	50,000	49,688
3.88%, 1/15/2028 (a)	257,000	228,694
Boyd Gaming Corp. 4.75%, 12/1/2027	222,000	208,125
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	192,000	169,932
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	480,000	476,008
Carnival Corp.
9.88%, 8/1/2027 (a)	110,000	111,979
4.00%, 8/1/2028 (a)	810,000	684,806
Cedar Fair LP
6.50%, 10/1/2028	230,000	222,813
5.25%, 7/15/2029	250,000	228,038
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	25,000	24,686
5.75%, 5/1/2028 (a)	285,000	276,394
3.75%, 5/1/2029 (a)	120,000	104,046
4.88%, 1/15/2030	290,000	266,075
International Game Technology plc 6.25%, 1/15/2027 (a)	200,000	196,084
Las Vegas Sands Corp. 2.90%, 6/25/2025	205,000	190,007
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	170,000	142,669
MGM Resorts International
6.75%, 5/1/2025	130,000	130,321
5.50%, 4/15/2027	351,000	333,683
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	10,000	10,651
8.25%, 1/15/2029 (a)	502,000	519,782
9.25%, 1/15/2029 (a)	502,000	532,486
Sands China Ltd. (Macau)
4.30%, 1/8/2026 (h)	250,000	229,938
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
2.80%, 3/8/2027 (h)	200,000	169,000
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	63,000	63,668
Starbucks Corp. 3.35%, 3/12/2050	5,000	3,560
Station Casinos LLC 4.50%, 2/15/2028 (a)	260,000	229,632
Travel + Leisure Co. 5.65%, 4/1/2024 (h)	25,000	24,695
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	139,000	138,626
Wynn Las Vegas LLC
4.25%, 5/30/2023 (a)	200,000	199,400
5.50%, 3/1/2025 (a)	75,000	72,773
Wynn Macau Ltd. (Macau) 5.63%, 8/26/2028 (a)	200,000	169,000
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	440,000	393,624
Yum! Brands, Inc. 4.63%, 1/31/2032	460,000	406,612
		7,207,495
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	55,000	47,988
Lennar Corp. 4.50%, 4/30/2024	6,000	5,920
MDC Holdings, Inc.
3.85%, 1/15/2030	30,000	24,979
2.50%, 1/15/2031	125,000	92,111
Newell Brands, Inc.
6.63%, 9/15/2029	300,000	297,223
5.63%, 4/1/2036 (h)	50,000	42,347
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	420,000	359,062
		869,630
Household Products — 0.2%
Central Garden & Pet Co.
5.13%, 2/1/2028	145,000	135,031
4.13%, 10/15/2030	165,000	137,466
Colgate-Palmolive Co. 3.70%, 8/1/2047	100,000	87,326
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	165,000	143,996
4.38%, 3/31/2029 (a)	275,000	233,135
Kimberly-Clark Corp. 3.20%, 4/25/2029	139,000	126,543
Spectrum Brands, Inc.
5.75%, 7/15/2025	135,000	132,370
5.00%, 10/1/2029 (a)	95,000	81,873
5.50%, 7/15/2030 (a)	195,000	172,438
		1,250,178
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.
5.25%, 6/1/2026 (a)	238,000	228,112
5.13%, 3/15/2028 (a)	55,000	48,793
Constellation Energy Generation LLC
3.25%, 6/1/2025	37,000	35,173
5.80%, 3/1/2033	240,000	242,739
6.25%, 10/1/2039	85,000	87,457
5.75%, 10/1/2041	120,000	116,495
5.60%, 6/15/2042	215,000	206,873
		965,642
Insurance — 0.2%
AIA Group Ltd. (Hong Kong) 3.20%, 3/11/2025 (a)	200,000	191,163
Alleghany Corp. 3.25%, 8/15/2051	50,000	35,791
Aon Corp. 5.35%, 2/28/2033	165,000	164,938
Athene Global Funding
1.45%, 1/8/2026 (a)	20,000	17,577
2.95%, 11/12/2026 (a)	44,000	39,407
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	60,000	40,511
2.50%, 1/15/2051	340,000	213,589
3.85%, 3/15/2052	395,000	318,898
Equitable Financial Life Global Funding 1.70%, 11/12/2026 (a)	25,000	21,785
F&G Global Funding 1.75%, 6/30/2026 (a)	10,000	8,858
Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	20,000	16,931
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	42,000	40,898
MetLife, Inc.
4.13%, 8/13/2042	79,000	67,382
5.00%, 7/15/2052	150,000	143,715
New York Life Global Funding 3.00%, 1/10/2028 (a)	51,000	46,689
New York Life Insurance Co. 4.45%, 5/15/2069 (a)	50,000	41,992
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	27,000	21,020
Principal Financial Group, Inc. 3.70%, 5/15/2029	45,000	41,808
Progressive Corp. (The)
3.00%, 3/15/2032	200,000	173,034
4.35%, 4/25/2044	42,000	36,136
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Prudential Financial, Inc.
3.88%, 3/27/2028	32,000	30,541
3.91%, 12/7/2047	70,000	55,260
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	40,000	34,246
Travelers Cos., Inc. (The) 5.35%, 11/1/2040	16,000	16,216
W R Berkley Corp. 3.55%, 3/30/2052	45,000	32,081
		1,850,466
Interactive Media & Services — 0.1%
Alphabet, Inc. 2.05%, 8/15/2050	200,000	121,025
Meta Platforms, Inc. 3.85%, 8/15/2032	380,000	341,449
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	175,000	175,235
		637,709
Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
3.15%, 8/22/2027	201,000	187,671
1.50%, 6/3/2030	410,000	328,862
3.60%, 4/13/2032	400,000	366,186
3.10%, 5/12/2051	40,000	28,660
3.95%, 4/13/2052	315,000	264,468
Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	110,000	104,100
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	13,000	6,630
		1,286,577
IT Services — 0.2%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	210,000	172,868
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	90,000	77,850
Block, Inc. 3.50%, 6/1/2031	430,000	347,397
Fidelity National Information Services, Inc. 2.25%, 3/1/2031	195,000	153,393
Fiserv, Inc. 3.20%, 7/1/2026	170,000	158,606
Gartner, Inc. 3.75%, 10/1/2030 (a)	130,000	110,064
Global Payments, Inc.
3.20%, 8/15/2029	160,000	136,042
2.90%, 5/15/2030	40,000	32,916
2.90%, 11/15/2031	75,000	59,475
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	240,000	218,634
Visa, Inc. 2.70%, 4/15/2040	150,000	112,376
		1,579,621
Leisure Products — 0.0% ^
Hasbro, Inc. 3.90%, 11/19/2029	15,000	13,223
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Leisure Products — continued
Mattel, Inc.
3.38%, 4/1/2026 (a)	70,000	64,225
5.88%, 12/15/2027 (a)	65,000	63,476
		140,924
Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	120,000	104,184
Syneos Health, Inc. 3.63%, 1/15/2029 (a)	180,000	148,371
Thermo Fisher Scientific, Inc.
1.75%, 10/15/2028	20,000	16,870
2.60%, 10/1/2029	241,000	208,616
		478,041
Machinery — 0.2%
Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	65,000	62,157
Caterpillar, Inc.
4.30%, 5/15/2044	178,000	163,991
3.25%, 4/9/2050	200,000	153,394
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	260,000	263,900
Deere & Co. 3.90%, 6/9/2042	120,000	106,068
Hillenbrand, Inc. 3.75%, 3/1/2031	145,000	118,622
Illinois Tool Works, Inc. 3.90%, 9/1/2042	15,000	12,960
Otis Worldwide Corp. 2.06%, 4/5/2025	190,000	177,243
Parker-Hannifin Corp.
3.25%, 3/1/2027	92,000	85,529
4.25%, 9/15/2027	300,000	287,014
Stanley Black & Decker, Inc. 2.75%, 11/15/2050	10,000	5,988
Terex Corp. 5.00%, 5/15/2029 (a)	165,000	151,485
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	250,000	226,483
Xylem, Inc. 1.95%, 1/30/2028	30,000	25,769
		1,840,603
Media — 1.5%
Charter Communications Operating LLC
2.25%, 1/15/2029	665,000	533,011
2.30%, 2/1/2032	1,250,000	919,539
3.50%, 6/1/2041	85,000	55,618
3.50%, 3/1/2042	90,000	58,079
3.70%, 4/1/2051	40,000	24,459
3.90%, 6/1/2052	95,000	60,033
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	502,000	448,035
Comcast Corp.
4.15%, 10/15/2028	110,000	105,168
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
2.65%, 2/1/2030	230,000	197,968
4.25%, 10/15/2030	194,000	184,149
1.95%, 1/15/2031	80,000	64,119
1.50%, 2/15/2031	450,000	347,463
5.50%, 11/15/2032	210,000	215,792
3.90%, 3/1/2038	95,000	81,476
3.25%, 11/1/2039	313,000	244,045
4.00%, 3/1/2048	45,000	36,174
2.89%, 11/1/2051	670,000	433,887
2.45%, 8/15/2052	110,000	65,249
2.94%, 11/1/2056	1,348,000	845,498
CSC Holdings LLC
5.25%, 6/1/2024	187,000	181,177
5.38%, 2/1/2028 (a)	215,000	179,331
6.50%, 2/1/2029 (a)	400,000	339,040
4.50%, 11/15/2031 (a)	200,000	141,996
Directv Financing LLC 5.88%, 8/15/2027 (a)	211,000	188,638
Discovery Communications LLC 4.00%, 9/15/2055	45,000	29,098
DISH DBS Corp.
5.00%, 3/15/2023	215,000	214,462
5.88%, 11/15/2024	916,000	858,228
7.75%, 7/1/2026	290,000	225,112
5.25%, 12/1/2026 (a)	175,000	146,562
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	110,000	92,407
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	135,000	100,231
Gray Television, Inc. 4.75%, 10/15/2030 (a)	100,000	73,318
iHeartCommunications, Inc.
6.38%, 5/1/2026	360,000	339,293
8.38%, 5/1/2027	25,000	22,000
5.25%, 8/15/2027 (a)	260,000	226,257
Lamar Media Corp.
3.75%, 2/15/2028	215,000	190,321
4.00%, 2/15/2030	35,000	30,100
News Corp. 3.88%, 5/15/2029 (a)	325,000	278,509
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	300,000	278,620
4.75%, 11/1/2028 (a)	105,000	91,798
Outfront Media Capital LLC
6.25%, 6/15/2025 (a)	25,000	24,791
5.00%, 8/15/2027 (a)	181,000	163,352
Paramount Global 4.95%, 1/15/2031	50,000	44,820
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	160,000	127,517
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	115,000	92,083
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	150,000	116,730
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	110,000	100,925
4.00%, 7/15/2028 (a)	810,000	692,550
5.50%, 7/1/2029 (a)	160,000	144,400
4.13%, 7/1/2030 (a)	105,000	85,337
Stagwell Global LLC 5.63%, 8/15/2029 (a)	255,000	219,303
TEGNA, Inc. 5.00%, 9/15/2029	140,000	124,208
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	140,000	132,913
4.50%, 5/1/2029 (a)	280,000	236,162
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	37,000	36,599
5.13%, 4/15/2027 (a)	120,000	112,200
		11,600,150
Metals & Mining — 0.5%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	200,000	193,806
6.13%, 5/15/2028 (a)	200,000	196,682
Arconic Corp. 6.13%, 2/15/2028 (a)	375,000	368,438
ATI, Inc. 5.88%, 12/1/2027	195,000	185,754
BHP Billiton Finance USA Ltd. (Australia) 4.90%, 2/28/2033	100,000	99,598
Carpenter Technology Corp. 6.38%, 7/15/2028	175,000	167,665
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	125,000	126,266
5.88%, 6/1/2027	295,000	286,289
FMG Resources August 2006 Pty. Ltd. (Australia)
4.50%, 9/15/2027 (a)	100,000	92,000
5.88%, 4/15/2030 (a)	135,000	127,112
Freeport-McMoRan, Inc.
5.00%, 9/1/2027	45,000	43,751
4.25%, 3/1/2030	97,000	87,846
4.63%, 8/1/2030	300,000	276,854
5.40%, 11/14/2034	183,000	172,250
Glencore Funding LLC (Australia)
4.63%, 4/29/2024 (a)	90,000	88,775
3.88%, 10/27/2027 (a)	40,000	37,318
2.50%, 9/1/2030 (a)	37,000	29,982
2.85%, 4/27/2031 (a)	435,000	355,902
2.63%, 9/23/2031 (a)	102,000	81,246
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	205,000	176,553
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
Novelis Corp. 4.75%, 1/30/2030 (a)	255,000	224,020
Nucor Corp. 2.98%, 12/15/2055	50,000	32,306
Rio Tinto Finance USA Ltd. (Australia)
7.13%, 7/15/2028	59,000	64,739
5.20%, 11/2/2040	20,000	19,951
Rio Tinto Finance USA plc (Australia) 4.13%, 8/21/2042	40,000	34,765
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	20,000	18,284
United States Steel Corp. 6.88%, 3/1/2029	147,000	147,068
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	20,000	17,319
		3,752,539
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	1,000,000	951,304
Multiline Retail — 0.1%
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	110,000	99,920
Nordstrom, Inc. 4.38%, 4/1/2030	230,000	181,412
Target Corp. 4.80%, 1/15/2053	280,000	261,649
		542,981
Multi-Utilities — 0.2%
Ameren Corp.
1.95%, 3/15/2027	20,000	17,615
3.50%, 1/15/2031	291,000	255,825
Berkshire Hathaway Energy Co.
5.15%, 11/15/2043	94,000	88,869
2.85%, 5/15/2051	40,000	25,980
4.60%, 5/1/2053	20,000	17,496
Consolidated Edison Co. of New York, Inc.
Series E, 4.65%, 12/1/2048	60,000	52,746
Series A, 4.13%, 5/15/2049	41,000	33,197
Consumers Energy Co. 4.63%, 5/15/2033	205,000	199,131
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	70,000	49,591
Puget Sound Energy, Inc. 5.76%, 7/15/2040	140,000	141,019
San Diego Gas & Electric Co. 2.95%, 8/15/2051	170,000	112,654
Southern Co. Gas Capital Corp.
4.40%, 5/30/2047	100,000	80,991
Series 21A, 3.15%, 9/30/2051	170,000	114,036
		1,189,150
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 2.5%
Aker BP ASA (Norway) 3.10%, 7/15/2031 (a)	250,000	204,680
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	135,000	136,344
5.75%, 3/1/2027 (a)	110,000	103,841
5.75%, 1/15/2028 (a)	90,000	84,488
Antero Resources Corp.
7.63%, 2/1/2029 (a)	220,000	221,631
5.38%, 3/1/2030 (a)	125,000	113,813
Apache Corp. 4.38%, 10/15/2028	179,000	162,865
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	250,000	254,375
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	195,000	190,100
BP Capital Markets America, Inc.
3.02%, 1/16/2027	106,000	98,537
3.94%, 9/21/2028	220,000	209,234
1.75%, 8/10/2030	730,000	584,512
2.72%, 1/12/2032	557,000	466,734
4.81%, 2/13/2033	930,000	913,503
3.06%, 6/17/2041	130,000	96,201
3.00%, 2/24/2050	174,000	117,918
2.77%, 11/10/2050	55,000	35,478
2.94%, 6/4/2051	67,000	44,473
3.00%, 3/17/2052	480,000	322,283
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (e) (f)	85,000	81,038
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (e) (f)	155,000	142,033
Buckeye Partners LP
3.95%, 12/1/2026	180,000	159,158
4.13%, 12/1/2027	175,000	151,483
Cameron LNG LLC 3.70%, 1/15/2039 (a)	20,000	16,375
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	200,000	200,669
Cheniere Energy Partners LP
4.50%, 10/1/2029	469,000	425,622
4.00%, 3/1/2031	135,000	116,323
3.25%, 1/31/2032	240,000	192,358
Chesapeake Energy Corp.
5.88%, 2/1/2029 (a)	200,000	187,058
6.75%, 4/15/2029 (a)	115,000	111,407
Chevron Corp. 2.00%, 5/11/2027	21,000	18,805
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Chord Energy Corp. 6.38%, 6/1/2026 (a)	260,000	250,728
CNX Resources Corp. 7.25%, 3/14/2027 (a)	182,000	180,504
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	405,000	372,600
5.88%, 1/15/2030 (a)	35,000	30,100
ConocoPhillips Co.
3.80%, 3/15/2052	300,000	238,177
4.03%, 3/15/2062	233,000	184,424
Coterra Energy, Inc. 3.90%, 5/15/2027	30,000	28,116
Crescent Energy Finance LLC 7.25%, 5/1/2026 (a)	185,000	171,125
Crestwood Midstream Partners LP
5.75%, 4/1/2025	100,000	96,996
5.63%, 5/1/2027 (a)	185,000	171,125
8.00%, 4/1/2029 (a)	90,000	89,550
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	360,000	308,700
4.30%, 4/15/2032 (a)	80,000	70,900
Energy Transfer LP
4.15%, 9/15/2029	150,000	136,641
5.75%, 2/15/2033	120,000	118,054
5.80%, 6/15/2038	100,000	93,694
5.35%, 5/15/2045	45,000	38,374
EnLink Midstream Partners LP
4.85%, 7/15/2026	280,000	265,398
5.60%, 4/1/2044	9,000	7,335
Enterprise Products Operating LLC
2.80%, 1/31/2030	37,000	31,684
5.35%, 1/31/2033	110,000	109,932
3.30%, 2/15/2053	30,000	20,350
EQM Midstream Partners LP
4.13%, 12/1/2026	90,000	80,086
7.50%, 6/1/2027 (a)	160,000	156,800
6.50%, 7/1/2027 (a)	160,000	151,534
5.50%, 7/15/2028	170,000	151,725
4.75%, 1/15/2031 (a)	195,000	158,437
Exxon Mobil Corp.
4.23%, 3/19/2040	400,000	359,304
3.10%, 8/16/2049	220,000	157,980
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	64,000	51,652
4.32%, 12/30/2039 (a)	20,000	14,771
Genesis Energy LP
6.25%, 5/15/2026	275,000	260,672
8.00%, 1/15/2027	110,000	107,581
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Gray Oak Pipeline LLC
2.00%, 9/15/2023 (a)	44,000	43,110
2.60%, 10/15/2025 (a)	112,000	101,347
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	235,000	228,392
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	105,000	102,183
5.50%, 10/15/2030 (a)	100,000	90,000
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	400,000	362,000
Holly Energy Partners LP 6.38%, 4/15/2027 (a)	135,000	130,912
Kinder Morgan, Inc. 3.25%, 8/1/2050	75,000	47,515
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	220,000	203,326
MEG Energy Corp. (Canada) 5.88%, 2/1/2029 (a)	210,000	195,861
MPLX LP
2.65%, 8/15/2030	70,000	57,436
5.00%, 3/1/2033	175,000	164,190
5.65%, 3/1/2053	55,000	50,643
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	95,000	90,717
NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	10,000	8,266
NuStar Logistics LP
5.75%, 10/1/2025	60,000	57,857
5.63%, 4/28/2027	395,000	367,697
Occidental Petroleum Corp.
8.88%, 7/15/2030	150,000	170,377
6.63%, 9/1/2030	385,000	395,587
Pioneer Natural Resources Co. 1.13%, 1/15/2026	50,000	44,523
Range Resources Corp.
4.88%, 5/15/2025	45,000	43,902
8.25%, 1/15/2029	355,000	364,319
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	90,000	89,896
5.88%, 6/30/2026	20,000	20,118
4.50%, 5/15/2030	894,000	837,448
SM Energy Co.
6.75%, 9/15/2026	45,000	43,416
6.63%, 1/15/2027	285,000	271,106
Southwestern Energy Co.
5.70%, 1/23/2025 (h)	2,000	1,982
8.38%, 9/15/2028	130,000	136,013
5.38%, 3/15/2030	215,000	196,398
Spectra Energy Partners LP 4.50%, 3/15/2045	15,000	12,420
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (a)	185,000	175,657
Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	83,000	88,467
Sunoco LP
6.00%, 4/15/2027	185,000	181,762
5.88%, 3/15/2028	100,000	95,974
4.50%, 5/15/2029	180,000	157,971
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	45,000	44,789
6.00%, 3/1/2027 (a)	140,000	129,989
5.50%, 1/15/2028 (a)	55,000	49,397
6.00%, 12/31/2030 (a)	280,000	241,455
6.00%, 9/1/2031 (a)	40,000	34,181
Targa Resources Corp. 5.20%, 7/1/2027	31,000	30,480
TotalEnergies Capital International SA (France)
3.46%, 7/12/2049	84,000	64,046
3.13%, 5/29/2050	80,000	57,251
TransCanada PipeLines Ltd. (Canada) 5.10%, 3/15/2049	48,000	43,589
Valero Energy Corp. 2.15%, 9/15/2027	25,000	21,995
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	460,000	396,750
Vital Energy, Inc. 9.50%, 1/15/2025	135,000	136,089
Western Midstream Operating LP
4.50%, 3/1/2028	225,000	208,125
4.75%, 8/15/2028	30,000	27,825
Williams Cos., Inc. (The)
2.60%, 3/15/2031	1,525,000	1,237,464
5.40%, 3/4/2044	50,000	45,906
		19,226,507
Personal Products — 0.1%
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	295,000	275,474
4.13%, 4/1/2029 (a)	70,000	59,698
Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	258,000	223,571
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	200,000	187,843
		746,586
Pharmaceuticals — 0.8%
Astrazeneca Finance LLC (United Kingdom) 2.25%, 5/28/2031	230,000	191,487
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	263,000	196,652
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
8.50%, 1/31/2027 (a)	88,000	46,300
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	402,000	349,619
5.75%, 8/15/2027 (a)	30,000	19,900
5.00%, 1/30/2028 (a)	30,000	12,935
4.88%, 6/1/2028 (a)	280,000	174,651
5.00%, 2/15/2029 (a)	175,000	75,347
Bayer US Finance II LLC (Germany) 3.38%, 7/15/2024 (a)	70,000	68,003
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	164,000	146,364
2.35%, 11/13/2040	280,000	191,454
3.70%, 3/15/2052	220,000	173,900
Catalent Pharma Solutions, Inc. 3.13%, 2/15/2029 (a)	225,000	194,211
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (h)	215,000	205,297
Eli Lilly & Co.
4.70%, 2/27/2033	185,000	184,028
2.25%, 5/15/2050	70,000	43,970
4.95%, 2/27/2063	200,000	198,832
Jazz Securities DAC 4.38%, 1/15/2029 (a)	200,000	177,130
Merck & Co., Inc. 2.75%, 12/10/2051	170,000	113,679
Organon & Co.
4.13%, 4/30/2028 (a)	200,000	176,540
5.13%, 4/30/2031 (a)	200,000	169,750
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (h)	80,000	60,214
Pfizer, Inc.
2.63%, 4/1/2030	230,000	200,714
4.40%, 5/15/2044	400,000	369,675
Roche Holdings, Inc. 2.08%, 12/13/2031 (a)	600,000	486,489
Royalty Pharma plc 1.20%, 9/2/2025	16,000	14,325
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	145,000	134,979
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	1,000,000	987,346
3.03%, 7/9/2040	200,000	146,500
Zoetis, Inc.
2.00%, 5/15/2030	245,000	200,784
5.60%, 11/16/2032	284,000	294,121
		6,005,196
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	75,000	60,962
Realogy Group LLC 5.75%, 1/15/2029 (a)	105,000	75,389
		136,351
Road & Rail — 0.4%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	170,000	160,430
4.75%, 4/1/2028 (a)	95,000	84,313
5.38%, 3/1/2029 (a)	55,000	49,508
Burlington Northern Santa Fe LLC
3.55%, 2/15/2050	78,000	59,953
3.05%, 2/15/2051	155,000	106,920
Canadian Pacific Railway Co. (Canada) 3.10%, 12/2/2051	250,000	170,614
CSX Corp.
3.25%, 6/1/2027	20,000	18,650
4.50%, 11/15/2052	100,000	86,806
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	300,000	256,500
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	275,000	244,898
Kansas City Southern 2.88%, 11/15/2029	925,000	801,811
Norfolk Southern Corp. 3.95%, 10/1/2042	50,000	41,097
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	46,000	40,706
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	200,000	186,900
Uber Technologies, Inc. 7.50%, 5/15/2025 (a)	155,000	156,571
Union Pacific Corp. 4.95%, 5/15/2053	120,000	114,838
XPO Escrow Sub LLC 7.50%, 11/15/2027 (a)	175,000	177,548
		2,758,063
Semiconductors & Semiconductor Equipment — 0.6%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	220,000	217,494
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	250,000	237,500
Analog Devices, Inc.
3.50%, 12/5/2026	25,000	23,725
2.95%, 10/1/2051	107,000	73,616
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	355,000	330,183
Intel Corp.
5.20%, 2/10/2033	400,000	392,524
5.63%, 2/10/2043	1,105,000	1,078,508
5.70%, 2/10/2053	190,000	185,663
KLA Corp.
4.65%, 7/15/2032	280,000	273,348
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
3.30%, 3/1/2050	280,000	203,340
Marvell Technology, Inc. 2.95%, 4/15/2031	85,000	68,394
Microchip Technology, Inc. 0.97%, 2/15/2024	25,000	23,892
NVIDIA Corp. 2.00%, 6/15/2031	455,000	367,899
NXP BV (China)
3.25%, 5/11/2041	70,000	48,401
3.13%, 2/15/2042	180,000	120,634
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	75,000	65,913
QUALCOMM, Inc.
4.25%, 5/20/2032	55,000	52,644
4.50%, 5/20/2052	35,000	31,141
TSMC Arizona Corp. (Taiwan) 2.50%, 10/25/2031	960,000	790,080
TSMC Global Ltd. (Taiwan) 1.00%, 9/28/2027 (a)	380,000	317,965
Xilinx, Inc. 2.38%, 6/1/2030	39,000	32,861
		4,935,725
Software — 0.4%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	260,000	224,364
Microsoft Corp.
2.92%, 3/17/2052	340,000	244,606
2.68%, 6/1/2060	250,000	161,996
NCR Corp.
5.75%, 9/1/2027 (a)	115,000	111,462
5.00%, 10/1/2028 (a)	205,000	176,516
5.13%, 4/15/2029 (a)	175,000	149,454
6.13%, 9/1/2029 (a)	161,000	156,573
Oracle Corp.
2.65%, 7/15/2026	583,000	532,728
2.30%, 3/25/2028	15,000	13,017
4.90%, 2/6/2033	245,000	231,400
3.80%, 11/15/2037	150,000	118,772
3.65%, 3/25/2041	115,000	84,685
3.95%, 3/25/2051	15,000	10,774
5.55%, 2/6/2053	150,000	137,450
4.38%, 5/15/2055	55,000	41,720
Roper Technologies, Inc. 1.75%, 2/15/2031	355,000	273,773
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	150,000	141,151
VMware, Inc. 4.65%, 5/15/2027	105,000	101,334
Workday, Inc. 3.70%, 4/1/2029	172,000	157,071
		3,068,846
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — 0.6%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	186,000	166,447
Bath & Body Works, Inc.
7.50%, 6/15/2029	518,000	519,896
6.88%, 11/1/2035	235,000	207,409
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	295,000	216,334
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	185,000	158,865
Home Depot, Inc. (The)
3.90%, 12/6/2028	112,000	107,164
1.88%, 9/15/2031	370,000	292,990
4.50%, 9/15/2032	350,000	337,424
4.25%, 4/1/2046	301,000	260,264
4.95%, 9/15/2052	206,000	197,884
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	190,000	158,753
Lowe's Cos., Inc.
1.70%, 10/15/2030	170,000	132,584
4.25%, 4/1/2052	315,000	248,026
5.63%, 4/15/2053	235,000	224,934
O'Reilly Automotive, Inc.
1.75%, 3/15/2031	73,000	56,741
4.70%, 6/15/2032	90,000	85,756
Penske Automotive Group, Inc. 3.75%, 6/15/2029	219,000	184,039
PetSmart, Inc. 4.75%, 2/15/2028 (a)	500,000	455,103
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	200,000	165,000
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	275,000	240,619
Staples, Inc.
7.50%, 4/15/2026 (a)	290,000	258,100
10.75%, 4/15/2027 (a)	23,000	17,613
		4,691,945
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.20%, 9/11/2029	46,000	39,521
1.25%, 8/20/2030	450,000	353,604
4.38%, 5/13/2045	429,000	393,985
2.65%, 2/8/2051	500,000	333,497
3.95%, 8/8/2052	120,000	102,226
2.85%, 8/5/2061	500,000	324,830
Dell International LLC
4.90%, 10/1/2026	30,000	29,339
5.30%, 10/1/2029	200,000	193,241
Seagate HDD Cayman
4.09%, 6/1/2029	150,000	129,420
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
3.13%, 7/15/2029	335,000	269,314
9.63%, 12/1/2032 (a)	140,000	153,038
		2,322,015
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc.
4.63%, 5/15/2024 (a)	13,000	12,991
4.88%, 5/15/2026 (a)	130,000	120,053
William Carter Co. (The) 5.63%, 3/15/2027 (a)	100,000	96,116
		229,160
Thrifts & Mortgage Finance — 0.3%
BPCE SA (France)
3.50%, 10/23/2027 (a)	500,000	455,001
5.13%, 1/18/2028 (a)	745,000	729,790
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (c)	250,000	193,184
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	305,000	280,600
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	60,000	51,773
3.63%, 3/1/2029 (a)	300,000	241,144
		1,951,492
Tobacco — 0.4%
Altria Group, Inc.
2.45%, 2/4/2032	80,000	60,387
3.40%, 2/4/2041	145,000	97,186
3.88%, 9/16/2046	95,000	63,629
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	141,000	128,404
4.39%, 8/15/2037	600,000	465,731
4.54%, 8/15/2047	665,000	477,175
Imperial Brands Finance plc (United Kingdom) 6.13%, 7/27/2027 (a)	285,000	287,276
Philip Morris International, Inc.
3.13%, 3/2/2028	49,000	44,810
5.75%, 11/17/2032	820,000	829,546
5.38%, 2/15/2033	405,000	398,198
4.38%, 11/15/2041	345,000	285,784
4.13%, 3/4/2043	100,000	78,971
		3,217,097
Trading Companies & Distributors — 0.3%
Air Lease Corp.
3.38%, 7/1/2025	92,000	86,746
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — continued
1.88%, 8/15/2026	50,000	43,643
Aviation Capital Group LLC
4.13%, 8/1/2025 (a)	110,000	103,297
1.95%, 1/30/2026 (a)	50,000	44,170
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	565,000	532,230
Imola Merger Corp. 4.75%, 5/15/2029 (a)	170,000	144,588
United Rentals North America, Inc.
5.25%, 1/15/2030	455,000	428,838
3.88%, 2/15/2031	185,000	158,340
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	85,000	85,771
7.25%, 6/15/2028 (a)	285,000	288,806
		1,916,429
Transportation Infrastructure — 0.0% ^
Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	12,000	9,492
Wireless Telecommunication Services — 0.3%
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	85,000	81,388
6.63%, 8/1/2026	105,000	98,831
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (a)	40,000	31,902
Sprint LLC
7.88%, 9/15/2023	8,000	8,075
7.13%, 6/15/2024	30,000	30,378
7.63%, 3/1/2026	225,000	233,663
T-Mobile USA, Inc.
2.63%, 2/15/2029	28,000	23,817
3.38%, 4/15/2029	1,250,000	1,103,925
2.55%, 2/15/2031	67,000	54,683
5.20%, 1/15/2033	250,000	243,816
		1,910,478
Total Corporate Bonds (Cost $251,178,800)		236,461,363
Asset-Backed Securities — 16.5%
ACC Trust Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	1,000,000	962,837
ACHV ABS TRUST Series 2023-1PL, Class C, 7.42%, 3/18/2030 (a)	1,977,000	1,973,591
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class B, 5.99%, 12/18/2037 (a) (j)	250,000	242,188
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	384,800	329,851
American Airlines Pass-Through Trust Series 2015-2, Class A, 4.00%, 9/22/2027	186,866	165,096
American Credit Acceptance Receivables Trust
Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	120,249	119,768
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	300,000	261,464
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	506,000	489,951
American Homes 4 Rent Trust
Series 2014-SFR3, Class B, 4.20%, 12/17/2036 (a)	125,000	121,456
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	150,000	147,422
Series 2015-SFR1, Class F, 5.89%, 4/17/2052 (a)	400,000	387,984
Series 2015-SFR2, Class A, 3.73%, 10/17/2052 (a)	89,714	86,205
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	500,000	461,549
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	375,000	353,116
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (a)	350,000	314,593
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	1,500,000	1,342,519
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (a)	425,000	374,759
Series 2021-SFR3, Class C, 1.80%, 10/17/2038 (a)	1,000,000	854,815
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	750,000	679,960
Series 2022-SFR3, Class E2, 4.00%, 10/17/2039 (a)	1,000,000	838,187
Series 2023-SFR1, Class E2, 4.00%, 4/17/2040 (a) (g)	2,085,000	1,713,271
Aqua Finance Trust Series 2019-A, Class B, 3.47%, 7/16/2040 (a)	237,254	219,485
Avid Automobile Receivables Trust Series 2019-1, Class D, 4.03%, 7/15/2026 (a)	300,000	299,108
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	111,430	109,348
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	547,470	515,390
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	214,752	192,851
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	478,870	413,999
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	219,686	191,126
BXG Receivables Note Trust Series 2020-A, Class C, 4.22%, 2/28/2036 (a)	1,957,725	1,777,527
CarNow Auto Receivables Trust Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	200,000	195,201
Carvana Auto Receivables Trust Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	104,859	103,451
Cascade MH Asset Trust Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (j)	401,843	362,373
Continental Finance Credit Card ABS Master Trust Series 2022-A, Class A, 6.19%, 10/15/2030 (a)	825,000	788,005
CoreVest American Finance Trust
Series 2019-1, Class E, 5.61%, 3/15/2052 (a) (j)	551,000	506,118
Series 2019-2, Class E, 5.25%, 6/15/2052 (a) (j)	650,000	568,805
Series 2019-3, Class E, 4.75%, 10/15/2052 (a) (j)	570,000	486,442
CPS Auto Receivables Trust
Series 2022-D, Class D, 8.73%, 1/16/2029 (a)	1,000,000	1,009,436
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	723,000	705,519
Series 2022-C, Class C, 5.28%, 4/15/2030 (a)	1,000,000	981,926
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	750,000	745,836
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	1,000,000	983,565
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	250,000	222,027
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	14,691
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	218,855	201,057
Series 2021-1A, Class D, 3.83%, 11/21/2033 (a)	191,978	171,968
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	750,000	732,384
DT Auto Owner Trust
Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	500,000	493,019
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	1,350,000	1,394,823
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	1,440,000	1,421,471
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class C, 2.09%, 8/27/2035 (a)	464,859	407,136
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	166,021	146,488
Exeter Automobile Receivables Trust
Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	48,580	48,450
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	400,000	396,877
Series 2022-3A, Class D, 6.76%, 9/15/2028	1,000,000	993,190
Series 2022-5A, Class D, 7.40%, 2/15/2029	1,000,000	1,009,619
Series 2022-6A, Class D, 8.03%, 4/6/2029	1,291,000	1,333,083
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	1,000,000	901,202
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	191,610	183,879
Series 2022-2A, Class A, 6.14%, 12/15/2027 (a)	1,290,139	1,275,387
FirstKey Homes Trust
Series 2022-SFR3, Class D, 3.50%, 7/17/2026 (a)	1,250,000	1,122,570
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	2,201,000	2,014,661
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (a)	1,000,000	905,044
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	1,000,000	896,480
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	560,000	500,237
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (a)	500,000	427,810
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	600,000	514,182
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (a)	635,000	535,541
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-SFR2, Class E2, 2.36%, 9/17/2038 (a)	814,000	683,401
Series 2022-SFR1, Class E2, 5.00%, 5/17/2039 (a)	2,000,000	1,784,404
Series 2022-SFR2, Class E2, 4.50%, 7/17/2039 (a)	492,000	419,867
Flagship Credit Auto Trust
Series 2020-4, Class D, 2.18%, 2/16/2027 (a)	280,000	260,081
Series 2021-4, Class C, 1.96%, 12/15/2027 (a)	500,000	456,844
Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	1,000,000	882,918
FMC GMSR Issuer Trust
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (j)	900,000	688,772
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	600,000	527,419
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (a)	1,000,000	919,653
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	1,093,338	1,013,529
Foundation Finance Trust
Series 2020-1A, Class B, 4.62%, 7/16/2040 (a)	300,000	276,792
Series 2020-1A, Class C, 5.75%, 7/16/2040 (a)	1,450,000	1,318,414
Series 2021-1A, Class C, 2.99%, 5/15/2041 (a)	536,000	448,646
FREED ABS Trust
Series 2021-2, Class C, 1.94%, 6/19/2028 (a)	191,506	187,215
Series 2022-1FP, Class D, 3.35%, 3/19/2029 (a)	700,000	643,976
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	500,000	499,551
Series 2022-4FP, Class C, 8.59%, 12/18/2029 (a)	1,000,000	1,005,073
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	1,000,000	846,267
GLS Auto Receivables Issuer Trust
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	1,000,000	931,203
Series 2021-2A, Class E, 2.87%, 5/15/2028 (a)	1,500,000	1,283,459
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	750,000	693,179
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
HGI CRE CLO Ltd. (Cayman Islands)
Series 2022-FL3, Class B, 7.01%, 4/20/2037 (a) (j)	1,000,000	960,359
Series 2022-FL3, Class E, 8.71%, 4/20/2037 (a) (j)	663,500	627,046
Hilton Grand Vacations Trust
Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	317,339	301,722
Series 2022-2A, Class D, 8.73%, 1/25/2037 (a)	544,148	525,166
Series 2020-AA, Class C, 6.42%, 2/25/2039 (a)	208,571	204,372
HIN Timeshare Trust
Series 2020-A, Class D, 5.50%, 10/9/2039 (a)	86,673	79,927
Series 2020-A, Class E, 6.50%, 10/9/2039 (a)	390,029	360,388
HINNT LLC Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	701,266	660,430
Home Partners of America Trust Series 2022-1, Class D, 4.73%, 4/17/2039 (a)	958,444	882,488
Lendingpoint Asset Securitization Trust Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	1,000,000	858,260
Lendmark Funding Trust
Series 2019-2A, Class C, 3.72%, 4/20/2028 (a)	100,000	92,242
Series 2019-2A, Class D, 5.24%, 4/20/2028 (a)	700,000	611,960
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	870,000	681,624
Series 2021-2A, Class B, 2.37%, 4/20/2032 (a)	1,000,000	821,670
LP LMS Asset Securitization Trust, 6.17%, 10/15/2028 ‡	550,000	532,400
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	1,500,000	1,374,383
Series 2020-AA, Class D, 5.75%, 8/21/2034 (a)	1,070,000	931,525
Series 2021-AA, Class D, 3.83%, 3/20/2036 (a)	351,000	281,773
Series 2022-AA, Class D, 9.10%, 10/20/2037 (a)	650,000	649,091
Marlette Funding Trust Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	980,000	979,803
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	1,584,000	1,571,271
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

MVW LLC
Series 2020-1A, Class C, 4.21%, 10/20/2037 (a)	127,494	119,384
Series 2020-1A, Class D, 7.14%, 10/20/2037 (a)	1,274,944	1,213,209
Series 2019-2A, Class B, 2.44%, 10/20/2038 (a)	59,009	54,771
Series 2022-2A, Class C, 7.62%, 10/21/2041 (a)	922,880	930,428
Series 2022-2A, Class D, 9.00%, 10/21/2041 (a)	2,302,189	2,278,214
MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 (a)	36,006	33,475
New Residential Mortgage Loan Trust
Series 2022-SFR1, Class D, 3.30%, 2/17/2039 (a)	340,000	301,058
Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	420,000	371,131
NMEF Funding LLC Series 2021-A, Class C, 2.58%, 12/15/2027 (a)	600,000	568,894
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	191,956	176,998
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	711,714	632,381
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	197,930	175,498
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	1,047,571	931,616
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	826,583	765,784
Octane Receivables Trust
Series 2020-1A, Class C, 2.89%, 3/20/2026 (a)	350,000	334,722
Series 2022-2A, Class C, 6.29%, 7/20/2028 (a)	1,390,000	1,373,463
Series 2022-2A, Class D, 7.70%, 2/20/2030 (a)	2,000,000	2,006,698
OneMain Direct Auto Receivables Trust Series 2019-1A, Class B, 3.95%, 11/14/2028 (a)	1,000,000	937,060
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	1,600,000	1,506,326
Series 2021-A, Class C, 3.44%, 3/8/2028 (a)	380,000	354,852
Oportun Issuance Trust
Series 2022-2, Class C, 9.36%, 10/9/2029 (a)	1,500,000	1,506,083
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-3, Class C, 10.15%, 1/8/2030 (a)	762,000	742,341
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	400,000	356,323
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	100,000	89,232
Series 2022-A, Class C, 7.40%, 6/9/2031 (a)	755,000	696,222
Pagaya AI Debt Selection Trust Series 2021-1, Class B, 2.13%, 11/15/2027 (a)	499,794	476,082
PFP Ltd. (Cayman Islands)
Series 2021-7, Class C, 6.24%, 4/14/2038 (a) (j)	164,992	154,500
Series 2021-7, Class D, 6.99%, 4/14/2038 (a) (j)	169,992	159,385
Prestige Auto Receivables Trust
Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	60,156	60,137
Series 2022-1A, Class C, 7.09%, 8/15/2028 (a)	1,200,000	1,211,220
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (h)	584,294	544,267
Series 2021-RN3, Class A1, 1.84%, 9/25/2051 (a) (h)	793,771	727,081
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (h)	327,535	307,341
Progress Residential
Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	450,000	386,544
Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 (a)	645,000	555,121
Progress Residential Trust
Series 2022-SFR2, Class E2, 4.80%, 4/17/2027 (a)	651,000	585,519
Series 2020-SFR3, Class E, 2.30%, 10/17/2027 (a)	2,300,000	2,075,235
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	500,000	454,482
Series 2020-SFR1, Class C, 2.18%, 4/17/2037 (a)	2,100,000	1,944,895
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (a)	425,000	395,735
Series 2020-SFR1, Class F, 3.43%, 4/17/2037 (a)	450,000	417,248
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (a)	750,000	712,705
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 (a)	400,000	344,943
Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 (a)	950,000	803,995
Series 2021-SFR5, Class E2, 2.36%, 7/17/2038 (a)	270,000	228,267
Series 2022-SFR3, Class F, 6.60%, 4/17/2039 (a)	665,000	631,355
Series 2022-SFR5, Class E2, 6.86%, 6/17/2039 (a)	388,000	360,130
Series 2023-SFR1, Class E2, 6.60%, 3/17/2040 (a)	796,000	742,705
Series 2021-SFR7, Class E1, 2.59%, 8/17/2040 (a)	793,000	653,046
Series 2022-SFR1, Class E2, 3.99%, 2/17/2041 (a)	750,000	628,963
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 7.25%, 12/27/2044 (a) (j)	69,018	65,869
Regional Management Issuance Trust
Series 2020-1, Class C, 3.80%, 10/15/2030 (a)	300,000	268,818
Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	500,000	424,829
Series 2022-2B, Class B, 8.51%, 11/17/2032 (a)	1,227,000	1,235,023
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	138,917
SCF Equipment Leasing LLC Series 2022-2A, Class E, 6.50%, 6/20/2035 (a)	1,112,000	870,233
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class D, 6.59%, 7/20/2037 (a)	572,651	547,796
Series 2021-1A, Class D, 3.17%, 11/20/2037 (a)	261,637	238,324
Series 2022-1A, Class D, 6.00%, 10/20/2038 (a)	518,331	487,974
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	808,214	812,947
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	494,047	480,781
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (a)	633,491	571,275
Theorem Funding Trust Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	385,369	381,918
Tricon American Homes Series 2020-SFR1, Class E, 3.54%, 7/17/2038 (a)	300,000	274,844
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 4/11/2026	117,728	110,202
Series 2016-2, Class A, 3.10%, 10/7/2028	7,357	6,335
Series 2018-1, Class A, 3.70%, 3/1/2030	12,137	10,374
United Auto Credit Securitization Trust
Series 2022-2, Class C, 5.81%, 5/10/2027 (a)	856,000	844,503
Series 2022-2, Class E, 10.00%, 4/10/2029 (a)	1,000,000	950,305
Upstart Securitization Trust Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	915,571	897,701
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (a)	1,164,820	1,166,736
US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	12,183	12,196
US Auto Funding Trust Series 2022-1A, Class D, 9.14%, 7/15/2027 (a)	1,000,000	931,367
USASF Receivables LLC
Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	19,460	19,441
Series 2020-1A, Class D, 9.35%, 3/15/2027 (a)	750,000	755,957
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (a) (h)	179,704	170,162
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (a) (h)	570,228	520,482
Veros Auto Receivables Trust Series 2021-1, Class B, 1.49%, 10/15/2026 (a)	300,000	286,042
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (h)	1,093,459	986,565
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (h)	663,033	599,196
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (h)	217,990	200,611
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	90,177	89,091
Series 2022-1A, Class B, 2.29%, 8/20/2036 (a)	176,632	166,130
Series 2022-1A, Class D, 3.84%, 8/20/2036 (a)	706,529	655,666
Westlake Automobile Receivables Trust
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	500,000	455,294
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	2,500,000	2,168,662
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	1,000,000	967,946
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	905,000	903,420
Total Asset-Backed Securities (Cost $130,468,739)		126,088,928
Mortgage-Backed Securities — 16.1%
FHLMC Gold Pools, 30 Year Pool # G60855, 4.50%, 12/1/2045	70,479	69,419
FHLMC Gold Pools, Other
Pool # WN2203, 3.75%, 8/1/2032	1,200,000	1,136,224
Pool # N31271, 4.50%, 1/1/2036	13,604	13,193
FHLMC UMBS, 30 Year
Pool # QA5045, 4.00%, 11/1/2049	75,817	71,845
Pool # QB1397, 2.50%, 7/1/2050	2,263,068	1,923,312
Pool # SD1464, 3.00%, 5/1/2052	1,077,928	951,505
Pool # SD1303, 4.50%, 7/1/2052	1,628,817	1,572,189
Pool # SD1725, 4.00%, 10/1/2052 (g)	1,980,674	1,863,279
Pool # QF3433, 5.00%, 11/1/2052 (g)	1,969,379	1,947,936
FNMA UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	345,597	331,455
FNMA UMBS, 30 Year
Pool # AL2374, 4.00%, 12/1/2041	101,379	98,511
Pool # AL4244, 4.00%, 7/1/2042	116,587	114,447
Pool # BM1164, 3.50%, 12/1/2045	80,834	75,146
Pool # MA3073, 4.50%, 7/1/2047	18,969	18,609
Pool # BK4769, 5.00%, 8/1/2048	338,642	338,690
Pool # BN5013, 5.00%, 1/1/2049	112,021	112,349
Pool # BO1073, 4.50%, 6/1/2049	28,012	27,169
Pool # BO3039, 3.00%, 7/1/2049	164,009	145,587
Pool # BN6475, 4.00%, 7/1/2049	7,795	7,421
Pool # BO2562, 4.00%, 7/1/2049	82,147	78,256
Pool # BO4519, 4.00%, 8/1/2049	3,509	3,334
Pool # BO2203, 3.50%, 9/1/2049	243,401	223,914
Pool # FS1186, 3.50%, 1/1/2050	1,758,311	1,617,935
Pool # CA5702, 2.50%, 5/1/2050	1,380,492	1,180,873
Pool # BU0070, 2.50%, 10/1/2051	955,726	811,498
Pool # FM9961, 3.00%, 12/1/2051	482,298	424,654
Pool # CB2637, 2.50%, 1/1/2052	488,840	415,430
Pool # BV0273, 3.00%, 1/1/2052	301,485	266,609
Pool # CB2670, 3.00%, 1/1/2052	452,774	398,644
Pool # BV3930, 3.00%, 2/1/2052	587,826	517,975
Pool # BV0295, 3.50%, 2/1/2052	640,506	592,582
Pool # FS1954, 3.00%, 3/1/2052	1,885,247	1,685,184
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BW6017, 3.50%, 5/1/2052	593,908	545,219
Pool # FS3536, 4.50%, 8/1/2052 (g)	1,994,785	1,926,433
Pool # FS2588, 4.50%, 8/1/2052	1,654,747	1,598,239
Pool # CB4830, 4.50%, 9/1/2052	1,419,430	1,382,378
Pool # FS3829, 4.50%, 9/1/2052	1,397,888	1,350,130
Pool # CB4837, 5.00%, 10/1/2052	1,492,327	1,495,451
Pool # BX0627, 5.00%, 11/1/2052 (g)	1,990,554	1,968,882
Pool # CB5413, 4.00%, 12/1/2052	1,994,027	1,876,467
Pool # CB5428, 4.50%, 12/1/2052	1,994,950	1,933,002
FNMA, Other
Pool # AM8846, 2.68%, 5/1/2025	140,752	134,029
Pool # AM0414, 2.87%, 9/1/2027	397,782	374,731
Pool # AN7560, 2.90%, 12/1/2027	183,017	169,052
Pool # BL2367, 3.48%, 5/1/2029	536,244	505,057
Pool # BS1577, 1.82%, 2/1/2030	856,742	722,584
Pool # BS6827, 4.19%, 5/1/2030	914,299	894,968
Pool # BS4878, 2.44%, 6/1/2030	593,437	519,017
Pool # 387898, 3.71%, 8/1/2030	744,567	702,847
Pool # BS5171, 2.51%, 10/1/2030	1,925,000	1,678,264
Pool # BS5985, 3.99%, 11/1/2030	425,000	410,392
Pool # BL9645, 1.50%, 1/1/2031	100,000	80,179
Pool # BL9627, 1.56%, 1/1/2031	500,000	402,899
Pool # BS1731, 1.82%, 1/1/2031	972,756	807,986
Pool # BS1304, 1.54%, 3/1/2031	1,500,000	1,202,283
Pool # BS2422, 1.67%, 7/1/2031	1,200,000	966,030
Pool # BS2898, 1.56%, 9/1/2031	1,000,000	794,586
Pool # BS4116, 2.28%, 10/1/2031	774,273	655,081
Pool # BS3612, 1.93%, 11/1/2031	1,500,000	1,228,181
Pool # BS4563, 2.01%, 1/1/2032	1,100,000	908,524
Pool # BS3464, 2.03%, 1/1/2032	1,112,000	919,043
Pool # BM7037, 1.75%, 3/1/2032 (j)	1,099,644	884,335
Pool # BS4654, 2.39%, 3/1/2032	1,474,916	1,261,713
Pool # BL6367, 1.82%, 4/1/2032	330,000	270,223
Pool # BS5130, 2.55%, 4/1/2032	492,760	428,485
Pool # BS6301, 3.67%, 8/1/2032	945,000	892,785
Pool # BS6385, 3.89%, 8/1/2032	2,481,891	2,386,601
Pool # BS6448, 3.93%, 8/1/2032	1,550,000	1,495,261
Pool # BS6502, 3.41%, 9/1/2032	3,009,119	2,796,790
Pool # BS6335, 3.75%, 9/1/2032	1,030,000	979,768
Pool # BS6339, 3.80%, 9/1/2032	1,056,986	1,009,197
Pool # BS6347, 4.03%, 9/1/2032	350,000	335,518
Pool # BS6759, 3.97%, 10/1/2032	903,653	874,247
Pool # BL8708, 1.40%, 11/1/2032	200,000	151,910
Pool # BS6995, 4.18%, 11/1/2032	1,015,000	999,692
Pool # BS6849, 4.23%, 11/1/2032	797,378	786,750
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BS6815, 4.71%, 11/1/2032	1,283,000	1,314,507
Pool # BS6994, 4.85%, 11/1/2032	661,000	684,853
Pool # BS7203, 4.98%, 11/1/2032	1,249,000	1,293,649
Pool # BS7095, 4.80%, 12/1/2032	1,023,597	1,056,253
Pool # BS7663, 4.71%, 1/1/2033	2,000,000	2,044,385
Pool # BS7671, 4.76%, 2/1/2033	2,177,000	2,243,633
Pool # AN6000, 3.21%, 7/1/2033	966,948	877,560
Pool # AN9725, 3.76%, 7/1/2033	102,109	97,020
Pool # BS4197, 2.14%, 12/1/2033	500,000	412,247
Pool # BS6427, 3.75%, 9/1/2034	1,010,000	941,865
Pool # BL3772, 2.92%, 10/1/2034	689,025	606,295
Pool # BS5018, 2.88%, 10/1/2035	750,000	614,564
Pool # AN7345, 3.21%, 11/1/2037	631,372	554,551
Pool # MA1072, 3.50%, 5/1/2042	10,183	9,483
Pool # BF0230, 5.50%, 1/1/2058	407,927	420,195
Pool # BF0400, 4.00%, 8/1/2059	722,954	677,472
Pool # BF0497, 3.00%, 7/1/2060	73,336	64,320
Pool # BF0560, 2.50%, 9/1/2061	932,633	771,818
Pool # BF0562, 3.50%, 9/1/2061	930,109	841,411
Pool # BF0583, 4.00%, 12/1/2061	939,842	882,077
Pool # BF0586, 5.00%, 12/1/2061	942,466	927,685
Pool # BF0617, 2.50%, 3/1/2062	309,962	256,515
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 3/25/2053 (g)	5,400,000	4,915,266
TBA, 4.00%, 3/25/2053 (g)	3,625,000	3,402,402
TBA, 4.50%, 3/25/2053 (g)	3,650,000	3,516,547
GNMA I, 30 Year
Pool # CO1928, 5.50%, 10/15/2052	1,289,244	1,304,613
Pool # CR2369, 6.00%, 1/15/2053	1,818,682	1,909,988
GNMA II
Pool # CJ7125, ARM, 6.29%, 10/20/2071 (j)	459,511	480,592
Pool # CJ7141, ARM, 6.21%, 11/20/2071 (j)	438,573	456,995
Pool # CE9384, ARM, 6.25%, 11/20/2071 (j)	736,743	770,307
Pool # CE5557, ARM, 6.39%, 11/20/2071 (j)	100,712	106,093
Pool # CK2792, ARM, 6.38%, 3/20/2072 (j)	824,065	869,827
Pool # CO0363, ARM, 6.54%, 7/20/2072 (j)	793,819	849,580
GNMA II, 30 Year
Pool # AJ9020, 4.50%, 10/20/2044	33,590	32,606
Pool # BB3525, 4.00%, 9/20/2047	24,006	23,006
Pool # BM2418, 4.00%, 8/20/2049	16,089	15,613
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # BN7049, 4.50%, 8/20/2049	147,838	144,903
Pool # BP7160, 4.50%, 9/20/2049	86,560	86,995
Pool # CC9803, 4.00%, 4/20/2051	288,272	273,357
Pool # MA7534, 2.50%, 8/20/2051	4,589,329	3,978,915
Pool # MA7705, 2.50%, 11/20/2051	6,306,578	5,461,280
Pool # CH7863, 3.50%, 12/20/2051	699,954	646,901
Pool # CI2080, 3.50%, 12/20/2051	846,508	761,393
Pool # CH0876, 3.00%, 1/20/2052	110,632	99,233
Pool # CH0877, 3.00%, 1/20/2052	273,442	245,184
Pool # CH0878, 3.00%, 1/20/2052	322,939	289,367
Pool # CJ3916, 3.00%, 1/20/2052	744,182	674,644
Pool # CK2608, 3.00%, 1/20/2052	471,642	418,232
Pool # CK4909, 3.00%, 1/20/2052	97,847	87,554
Pool # CK4916, 3.00%, 1/20/2052	221,345	197,650
Pool # CJ8184, 3.50%, 1/20/2052	627,021	576,391
Pool # CK4918, 3.50%, 1/20/2052	78,291	72,454
Pool # CK7137, 4.00%, 1/20/2052	476,547	450,417
Pool # CK2667, 3.00%, 2/20/2052	625,763	553,742
Pool # CK2672, 3.50%, 2/20/2052	588,970	545,056
Pool # CM2154, 3.00%, 3/20/2052	784,304	692,562
Pool # CM2278, 3.50%, 4/20/2052	857,322	792,335
Pool # CO4826, 5.00%, 6/20/2052	568,336	561,877
Pool # CO4847, 5.00%, 7/20/2052	848,540	838,903
Pool # MA8200, 4.00%, 8/20/2052	1,944,964	1,838,306
Pool # CO1924, 4.50%, 10/20/2052	1,200,915	1,176,867
Pool # CP8517, 4.50%, 10/20/2052	994,743	964,988
Pool # CO1925, 5.00%, 10/20/2052	995,366	998,791
Total Mortgage-Backed Securities (Cost $128,472,348)		122,414,473
U.S. Treasury Obligations — 15.3%
U.S. Treasury Bonds
4.50%, 8/15/2039	1,534,000	1,627,059
1.13%, 5/15/2040	2,073,000	1,312,063
4.38%, 5/15/2040	370,000	385,942
1.13%, 8/15/2040	6,437,100	4,054,116
1.38%, 11/15/2040	2,866,000	1,883,164
4.75%, 2/15/2041	2,968,000	3,244,511
2.25%, 5/15/2041	4,977,000	3,781,548
4.38%, 5/15/2041	811,000	847,020
2.75%, 11/15/2042	3,551,000	2,885,881
3.63%, 8/15/2043	2,027,000	1,887,248
3.75%, 11/15/2043	2,226,000	2,109,483
2.88%, 8/15/2045	809,000	659,777
3.38%, 11/15/2048	1,609,000	1,439,615
2.38%, 11/15/2049	7,721,000	5,693,634
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.00%, 2/15/2050	358,000	242,153
1.88%, 2/15/2051	2,622,000	1,711,879
2.38%, 5/15/2051	7,764,000	5,699,565
2.25%, 2/15/2052	9,289,000	6,623,130
4.00%, 11/15/2052	702,000	714,504
U.S. Treasury Notes
2.13%, 2/29/2024	156,000	151,448
1.13%, 2/28/2025	565,000	525,715
0.25%, 8/31/2025	1,548,000	1,390,297
3.88%, 1/15/2026	7,383,000	7,256,105
1.13%, 10/31/2026	10,471,000	9,327,370
0.50%, 8/31/2027	6,112,000	5,184,217
3.13%, 8/31/2027	1,895,000	1,808,467
0.63%, 11/30/2027	2,224,000	1,884,406
1.25%, 3/31/2028	180,000	156,073
1.25%, 4/30/2028	4,100,000	3,547,621
1.25%, 9/30/2028	11,493,000	9,844,922
3.13%, 8/31/2029	1,870,000	1,765,908
0.88%, 11/15/2030	430,000	343,597
1.88%, 2/15/2032	5,701,000	4,829,593
2.75%, 8/15/2032	5,487,000	4,986,311
4.13%, 11/15/2032	5,649,000	5,739,031
U.S. Treasury STRIPS Bonds
2.59%, 5/15/2032 (k)	2,200,000	1,516,127
1.68%, 5/15/2033 (k)	3,205,000	2,112,966
3.69%, 2/15/2034 (k)	4,986,000	3,187,351
4.02%, 8/15/2039 (k)	511,000	256,671
4.14%, 2/15/2040 (k)	2,155,000	1,061,487
2.44%, 11/15/2040 (k)	3,172,000	1,512,408
2.33%, 8/15/2041 (k)	207,000	95,634
2.28%, 11/15/2041 (k)	845,000	397,861
2.66%, 2/15/2042 (k)	1,065,000	480,764
1.41%, 2/15/2045 (k)	649,000	264,569
Total U.S. Treasury Obligations (Cost $129,550,804)		116,429,211
Commercial Mortgage-Backed Securities — 5.4%
BAMLL Re-REMIC Trust
Series 2014-FRR4, Class BK29, PO, 4/27/2023 ‡ (a)	836,170	825,407
Series 2014-FRR5, Class AK37, 2.37%, 1/27/2047 (a) (j)	770,000	734,839
BB-UBS Trust Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (j)	225,000	198,833
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (a)	2,000,000	1,808,429
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	380,000	308,315
Series 2021-FRR1, Class CK45, 1.39%, 2/28/2025 (a) (j)	500,000	435,867
Series 2021-FRR1, Class BK45, 2.10%, 2/28/2025 (a) (j)	600,000	532,427
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	480,000	363,614
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	430,000	315,325
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	1,150,000	659,025
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	400,000	224,308
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	239,000	178,304
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN1, Class M1, 6.48%, 1/25/2051 (a) (j)	1,608,287	1,552,522
Series 2021-MN1, Class M2, 8.23%, 1/25/2051 (a) (j)	685,000	613,364
Series 2021-MN3, Class M1, 6.78%, 11/25/2051 (a) (j)	482,612	466,996
Series 2022-MN4, Class M1, 8.73%, 5/25/2052 (a) (j)	991,652	1,010,261
Series 2022-MN4, Class M2, 10.98%, 5/25/2052 (a) (j)	750,000	770,922
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KW06, Class A2, 3.80%, 6/25/2028 (j)	1,750,000	1,684,323
Series K088, Class A2, 3.69%, 1/25/2029	350,000	334,532
Series K128, Class X3, IO, 2.78%, 4/25/2031 (j)	550,000	88,212
Series K142, Class A2, 2.40%, 3/25/2032	1,250,000	1,058,561
Series K-151, Class A2, 3.80%, 10/25/2032 (j)	1,050,000	994,911
Series K-153, Class A2, 3.82%, 12/25/2032 (j)	1,000,000	949,087
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (j)	4,489,681	180,750
Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (j)	550,000	137,147
Series K145, Class AM, 2.58%, 6/25/2055	1,100,000	937,806
Series Q014, Class X, IO, 2.79%, 10/25/2055 (j)	1,901,827	349,387
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FNMA ACES
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (j)	264,593	242,750
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (j)	300,000	235,552
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (j)	2,700,000	2,169,876
Series 2022-M1, Class A1, 1.67%, 10/25/2031 (j)	481,733	415,074
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (j)	1,400,000	1,117,704
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (j)	994,970	950,597
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (j)	1,372,000	1,185,229
Series 2020-M53, Class A2, 1.68%, 11/25/2032 (j)	1,250,000	975,694
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	47,509	44,683
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (j)	526,959	46,084
FREMF Mortgage Trust
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (j)	250,000	226,574
Series 2018-KBX1, Class B, 3.58%, 1/25/2026 (a) (j)	500,000	458,255
Series 2021-KHG3, Class BFX, 2.40%, 9/25/2028 (a) (j)	1,000,000	819,853
Series 2015-K44, Class B, 3.72%, 1/25/2048 (a) (j)	200,000	191,928
Series 2015-K45, Class B, 3.61%, 4/25/2048 (a) (j)	199,293	190,744
Series 2015-K48, Class B, 3.65%, 8/25/2048 (a) (j)	200,000	190,554
Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (j)	200,000	190,809
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (j)	381,860	365,508
Series 2016-K52, Class B, 3.93%, 1/25/2049 (a) (j)	250,000	238,866
Series 2016-K53, Class C, 4.02%, 3/25/2049 (a) (j)	70,000	66,357
Series 2016-K57, Class B, 3.92%, 8/25/2049 (a) (j)	1,000,000	945,927
Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (j)	300,000	287,837
Series 2018-K80, Class B, 4.23%, 8/25/2050 (a) (j)	1,000,000	931,437
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2019-K88, Class C, 4.38%, 2/25/2052 (a) (j)	1,975,000	1,813,688
FRR Re-REMIC Trust Series 2018-C1, Class CK43, PO, 2/27/2048 (a)	612,660	491,018
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (a)	3,000,000	2,609,401
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK39, 2.74%, 8/27/2047 (a) (j)	944,000	864,365
MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 7.19%, 4/15/2038 (a) (j)	600,000	580,887
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 7.87%, 10/25/2049 (a) (j)	2,521,004	2,411,604
Series 2020-01, Class M7, 6.57%, 3/25/2050 (a) (j)	140,932	139,037
Series 2020-01, Class M10, 8.37%, 3/25/2050 (a) (j)	2,255,000	2,146,266
Total Commercial Mortgage-Backed Securities (Cost $43,451,340)		41,257,632
Collateralized Mortgage Obligations — 3.8%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (h)	259,740	242,436
Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (h)	476,191	440,312
Bayview Financing Trust Series 2021-2F, Class M2, 4.79%, 1/10/2032 ‡ (a) (j)	50,464	50,530
Cascade MH Asset Trust
Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (a)	911,478	775,557
Series 2022-MH1, Class M, 4.25%, 8/25/2054 ‡ (a) (h)	976,621	775,825
CSMC Trust
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (j)	455,140	433,479
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 ‡ (a) (h)	700,806	667,792
FHLMC, REMIC
Series 2708, Class ZD, 5.50%, 11/15/2033	84,597	85,444
Series 4302, Class PA, 4.00%, 12/15/2043	62,223	59,194
Series 4281, Class BC, 4.50%, 12/15/2043 (j)	89,355	87,924
Series 5141, Class AH, 2.25%, 11/25/2047	1,408,155	1,242,383
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FNMA, REMIC
Series 2003-7, Class FA, 5.37%, 2/25/2033 (j)	81,764	82,554
Series 2013-108, Class GU, 3.00%, 10/25/2033	449,038	421,119
Series 2005-110, Class TY, 5.50%, 12/25/2035	51,045	51,744
Series 2007-89, Class F, 5.20%, 9/25/2037 (j)	94,459	94,546
Series 2011-112, Class PB, 4.00%, 11/25/2041	115,193	108,978
GNMA
Series 2012-61, Class FM, 4.99%, 5/16/2042 (j)	373,437	371,676
Series 2010-H24, Class FA, 4.74%, 10/20/2060 (j)	57,144	56,802
Series 2014-H03, Class FA, 4.99%, 1/20/2064 (j)	33,847	33,762
Series 2015-H05, Class FC, 4.87%, 2/20/2065 (j)	249,158	245,900
Series 2021-H14, Class CF, 5.83%, 9/20/2071 (j)	2,939,799	2,995,081
Home RE Ltd. (Bermuda)
Series 2021-2, Class M1A, 5.73%, 1/25/2034 (a) (j)	51,172	51,130
Series 2022-1, Class M1C, 9.98%, 10/25/2034 (a) (j)	750,000	753,668
LHOME Mortgage Trust
Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (a) (j)	255,000	243,001
Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 ‡ (a) (h)	1,320,000	1,325,837
PMT Credit Risk Transfer Trust Series 2021-1R, Class A, 7.42%, 2/27/2024 (a) (j)	2,534,953	2,496,243
PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (j)	149,364	139,703
Radnor RE Ltd. (Bermuda) Series 2022-1, Class M1B, 11.23%, 9/25/2032 (a) (j)	400,000	412,686
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (h)	431,112	403,960
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class MA, 3.00%, 5/25/2057	411,847	380,742
Series 2018-1, Class M60C, 3.50%, 5/25/2057	151,501	142,300
Series 2018-3, Class MA, 3.50%, 8/25/2057 (j)	60,371	57,171
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (j)	278,080	263,287
Series 2018-2, Class MT, 3.50%, 11/25/2057	605,867	555,770
Series 2018-2, Class M55D, 4.00%, 11/25/2057	309,329	292,942
Series 2019-1, Class MA, 3.50%, 7/25/2058	3,065,943	2,895,383
Series 2019-2, Class MA, 3.50%, 8/25/2058	1,578,350	1,491,296
Series 2020-1, Class MA, 2.50%, 8/25/2059	781,729	711,658
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	495,196	443,494
Series 2020-3, Class TTW, 3.00%, 5/25/2060	489,450	452,925
Series 2021-1, Class BXS, 12.61%, 9/25/2060 (a) (j)	149,600	108,689
Series 2022-1, Class MTU, 3.25%, 11/25/2061	499,542	438,723
Thorne Glen, 4.43%, 9/1/2030 (g)	3,000,000	2,949,375
Towd Point Mortgage Trust Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	754,000	698,325
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (j)	800,000	727,840
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (h)	1,608,435	1,398,921
Total Collateralized Mortgage Obligations (Cost $30,017,794)		29,158,107
U.S. Government Agency Securities — 0.2%
Resolution Funding Corp. STRIPS DN, 4.32%, 4/15/2030 (k) (Cost $1,613,417)	2,195,000	1,600,421
	SHARES
Common Stocks — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	185	14,950
EP Energy Corp. ‡ *	275	1,925
		16,875
Professional Services — 0.0% ^
NMG, Inc. ‡ *	1	153
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	270	6,615
Total Common Stocks (Cost $10,146)		23,643
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 0.0% (l) ^
Ohio — 0.0% ^
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114 (Cost $32,774)	25,000	23,601
	SHARES
Preferred Stocks — 0.0% ^
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $2,753)	2,868	2,567
	NO. OF WARRANTS
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	16	120
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	78	2,340
Total Warrants (Cost $1)		2,460
	NO. OF RIGHTS
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $1 )	56	1
	SHARES
Short-Term Investments — 14.6%
Investment Companies — 14.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (m) (n) (Cost $111,022,635)	111,022,635	111,022,635
Total Investments — 102.9% (Cost $825,821,552)		784,485,042
Liabilities in Excess of Other Assets — (2.9)%		(21,811,461)
NET ASSETS — 100.0%		762,673,581

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	February 28, 2023

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $790,686 or 0.10% of the
Fund’s net assets as of February 28, 2023 .

(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(i)	Defaulted security.
(j)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(k)	The rate shown is the effective yield as of February 28, 2023.
(l)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	51

JPMorgan Core Plus Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	316	06/21/2023	USD	35,293,250	(57,445)
U.S. Treasury Long Bond	146	06/21/2023	USD	18,313,875	(89,134)
U.S. Treasury Ultra Bond	189	06/21/2023	USD	25,644,938	176,233
U.S. Treasury 2 Year Note	348	06/30/2023	USD	70,902,281	(172,796)
U.S. Treasury 5 Year Note	163	06/30/2023	USD	17,455,008	(24,787)
					(167,929)
Short Contracts
U.S. Treasury 10 Year Note	(2)	06/21/2023	USD	(223,375)	121
U.S. Treasury 10 Year Ultra Note	(80)	06/21/2023	USD	(9,385,000)	(666)
U.S. Treasury 5 Year Note	(1)	06/30/2023	USD	(107,086)	99
					(446)
					(168,375)

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 28, 2023:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	409,280,565	USD	3,118,546	Citibank, NA	3/15/2023	(106,955)
JPY	100,510,647	USD	742,508	Morgan Stanley	3/15/2023	(2,925)
Total unrealized depreciation						(109,880)
Net unrealized depreciation						(109,880)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 2,150,000	99,816	(152,439)	(52,623)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	February 28, 2023

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts toutstanding — sell protection(**) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.38-V1	1.00	Quarterly	6/20/2027	0.68	USD 11,000,000	(4,954)	161,401	156,447
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.76	USD 7,250,000	80,158	7,696	87,854
						75,204	169,097	244,301

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	53

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 44.7%
Aerospace & Defense — 0.3%
Bombardier, Inc. 7.50%, 3/15/2025 (a)	150,000	149,899
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	100,000	89,212
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	227,000	239,768
TransDigm, Inc. 6.25%, 3/15/2026 (a)	290,000	286,157
Triumph Group, Inc. 9.00%, 3/15/2028 (a) (b)	86,000	86,000
		851,036
Airlines — 0.4%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	1,135,000	1,104,637
5.75%, 4/20/2029 (a)	210,000	199,734
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	143,864	143,864
		1,448,235
Auto Components — 1.2%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	400,000	370,184
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	25,000	23,186
5.88%, 6/01/2029 (a)	515,000	487,963
3.75%, 1/30/2031 (a)	185,000	153,550
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	25,000	23,701
6.50%, 4/01/2027	400,000	369,728
6.88%, 7/01/2028	190,000	170,515
5.00%, 10/01/2029	70,000	56,476
Clarios Global LP
6.75%, 5/15/2025 (a)	135,000	134,208
6.25%, 5/15/2026 (a)	710,000	696,865
8.50%, 5/15/2027 (a)	475,000	472,286
Dana, Inc.
5.38%, 11/15/2027	140,000	129,181
5.63%, 6/15/2028	35,000	31,675
4.25%, 9/01/2030	40,000	32,311
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	80,000	60,400
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	45,000	43,313
5.00%, 7/15/2029	804,000	699,480
Icahn Enterprises LP 6.25%, 5/15/2026	300,000	291,000
		4,246,022
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 1.8%
Banco do Brasil SA (Brazil) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 6.36%), 9.00%, 6/18/2024 (c) (d) (e) (f) (g)	200,000	202,850
Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (c) (d) (e) (f) (g)	200,000	186,258
Bank of America Corp.
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (g)	85,000	85,531
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (d) (e) (g)	250,000	216,600
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (d) (e) (g)	185,000	180,338
Bank of Nova Scotia (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.62%, 10/27/2082 (c) (g)	600,000	634,073
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (c) (d) (e) (g)	470,000	460,694
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (e) (g)	95,000	90,250
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (g)	100,000	89,740
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (c) (d) (e) (g)	250,000	252,738
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (g)	200,000	201,229
HSBC Holdings plc (United Kingdom)
(SOFR + 3.35%), 7.39%, 11/3/2028 (g)	290,000	306,308
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (c) (d) (e) (g)	200,000	161,127
ING Groep NV (Netherlands) (USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (c) (d) (e) (f) (g)	200,000	195,660
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e) (g)	200,000	187,542
SEE NOTES TO FINANCIAL STATEMENTS.

54	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
Nordea Bank Abp (Finland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (c) (d) (e) (g)	200,000	193,657
Santander UK Group Holdings plc (United Kingdom) (SOFR + 2.60%), 6.53%, 1/10/2029 (g)	720,000	728,800
Societe Generale SA (France)
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (c) (d) (e) (g)	200,000	198,996
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (g)	315,000	317,836
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (a) (c) (d) (e) (g)	200,000	210,940
Toronto-Dominion Bank (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082 (c) (g)	950,000	991,563
Truist Financial Corp. Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (e) (g)	50,000	47,740
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (g)	162,000	144,889
		6,285,359
Biotechnology — 0.1%
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	171,000
Building Products — 0.5%
Builders FirstSource, Inc. 6.38%, 6/15/2032 (a)	300,000	288,114
Griffon Corp. 5.75%, 3/01/2028	80,000	73,625
JELD-WEN, Inc.
6.25%, 5/15/2025 (a)	45,000	43,763
4.88%, 12/15/2027 (a)	125,000	104,462
Masonite International Corp. 5.38%, 2/1/2028 (a)	100,000	93,795
MIWD Holdco II LLC 5.50%, 2/01/2030 (a)	150,000	121,783
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	1,055,000	947,868
4.38%, 7/15/2030 (a)	150,000	124,875
		1,798,285
Capital Markets — 0.1%
Coinbase Global, Inc. 3.38%, 10/01/2028 (a)	25,000	16,375
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Goldman Sachs Group, Inc. (The) Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (e) (g)	95,000	90,184
UBS Group AG (Switzerland) (USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (c) (d) (e) (f) (g)	200,000	196,740
		303,299
Chemicals — 1.3%
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	200,000	184,478
3.38%, 2/15/2029 (a)	600,000	498,025
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	200,000	139,500
Braskem Netherlands Finance BV (Brazil) 7.25%, 2/13/2033 (a)	200,000	194,690
Chemours Co. (The)
5.75%, 11/15/2028 (a)	775,000	680,669
4.63%, 11/15/2029 (a)	70,000	56,810
Element Solutions, Inc. 3.88%, 9/01/2028 (a)	365,000	314,812
NOVA Chemicals Corp. (Canada)
5.25%, 6/01/2027 (a)	935,000	841,500
4.25%, 5/15/2029 (a)	25,000	20,699
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	20,000	19,149
4.50%, 10/15/2029	570,000	493,905
4.00%, 4/01/2031	195,000	156,000
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	45,000	39,340
5.13%, 4/1/2029 (a)	220,000	146,505
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	475,000	436,473
5.63%, 8/15/2029 (a)	475,000	380,856
		4,603,411
Commercial Services & Supplies — 1.3%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	430,000	352,400
ADT Security Corp. (The)
4.13%, 8/01/2029 (a)	290,000	249,539
4.88%, 7/15/2032 (a)	180,000	154,369
Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	555,000	527,116
Aramark Services, Inc. 5.00%, 2/01/2028 (a)	470,000	432,730
Brink's Co. (The) 4.63%, 10/15/2027 (a)	150,000	136,382
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	55

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Commercial Services & Supplies — continued
Garda World Security Corp. 4.63%, 2/15/2027 (a)	40,000	35,426
GFL Environmental, Inc. (Canada)
3.75%, 8/01/2025 (a)	535,000	503,569
5.13%, 12/15/2026 (a)	25,000	23,935
4.00%, 8/01/2028 (a)	370,000	321,978
4.38%, 8/15/2029 (a)	60,000	51,941
Madison IAQ LLC 4.13%, 6/30/2028 (a)	855,000	729,400
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	230,000	222,237
3.38%, 8/31/2027 (a)	565,000	488,664
Stericycle, Inc. 3.88%, 1/15/2029 (a)	250,000	214,314
		4,444,000
Communications Equipment — 0.4%
CommScope, Inc.
6.00%, 3/01/2026 (a)	805,000	775,668
8.25%, 3/01/2027 (a)	480,000	408,000
4.75%, 9/01/2029 (a)	395,000	321,925
		1,505,593
Construction & Engineering — 0.2%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (f)	136,993	93,292
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	90,000	78,887
International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (f)	195,594	191,154
MasTec, Inc. 4.50%, 8/15/2028 (a)	275,000	250,232
Mexico City Airport Trust (Mexico) 5.50%, 10/31/2046 (f)	200,000	147,788
		761,353
Consumer Finance — 1.6%
AerCap Ireland Capital DAC 3.00%, 10/29/2028	810,000	690,211
Avolon Holdings Funding Ltd. (Ireland) 2.88%, 2/15/2025 (a)	1,140,000	1,060,322
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	1,115,000	1,024,649
4.27%, 1/9/2027	525,000	475,449
4.13%, 8/17/2027	1,875,000	1,670,548
2.90%, 2/10/2029	200,000	162,798
OneMain Finance Corp. 3.88%, 9/15/2028	500,000	397,500
		5,481,477
Containers & Packaging — 1.1%
Ardagh Packaging Finance plc
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Containers & Packaging — continued
4.13%, 8/15/2026 (a)	400,000	364,000
5.25%, 8/15/2027 (a)	600,000	492,750
LABL, Inc. 6.75%, 7/15/2026 (a)	670,000	637,267
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	890,000	895,562
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	160,000	155,600
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	1,030,000	898,521
TriMas Corp. 4.13%, 4/15/2029 (a)	65,000	56,550
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (h)	200,000	189,000
8.50%, 8/15/2027 (a) (h)	250,000	237,467
		3,926,717
Diversified Consumer Services — 0.1%
Service Corp. International 3.38%, 8/15/2030	575,000	467,187
Diversified Financial Services — 0.1%
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (a) (g)	500,000	494,313
Diversified Telecommunication Services — 3.0%
Altice France Holding SA 10.50%, 5/15/2027 (a)	400,000	330,372
Altice France SA (France)
8.13%, 2/1/2027 (a)	400,000	374,000
5.13%, 7/15/2029 (a)	650,000	503,464
CCO Holdings LLC
5.00%, 2/01/2028 (a)	265,000	240,156
5.38%, 6/01/2029 (a)	1,482,000	1,321,870
6.38%, 9/01/2029 (a)	380,000	354,287
4.75%, 3/01/2030 (a)	2,140,000	1,799,676
4.50%, 8/15/2030 (a)	1,577,000	1,297,114
4.25%, 2/01/2031 (a)	1,078,000	865,311
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	615,000	571,396
5.00%, 5/01/2028 (a)	35,000	30,713
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (a)	805,000	700,345
Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	765,000	571,837
Lumen Technologies, Inc. 4.00%, 2/15/2027 (a)	1,105,000	848,529
Sitios Latinoamerica SAB de CV (Brazil) 5.38%, 4/4/2032 (a)	200,000	175,900
Sprint Capital Corp. 8.75%, 3/15/2032	235,000	279,765
SEE NOTES TO FINANCIAL STATEMENTS.

56	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	60,000	52,290
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	135,000	103,562
		10,420,587
Electric Utilities — 1.2%
Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	200,000	178,037
Energuate Trust (Guatemala) 5.88%, 5/3/2027 (f)	200,000	184,975
Eskom Holdings SOC Ltd. (South Africa)
6.75%, 8/6/2023 (f)	200,000	197,900
7.13%, 2/11/2025 (f)	200,000	196,420
FEL Energy VI SARL (Mexico) 5.75%, 12/1/2040 (f)	184,790	153,790
Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	200,000	190,475
NRG Energy, Inc.
6.63%, 1/15/2027	20,000	19,944
5.75%, 1/15/2028	955,000	900,183
5.25%, 6/15/2029 (a)	60,000	53,400
3.63%, 2/15/2031 (a)	245,000	189,967
Trinidad Generation UnLtd (Trinidad And Tobago) 5.25%, 11/4/2027 (f)	200,000	195,250
Vistra Operations Co. LLC
5.13%, 5/13/2025 (a)	740,000	718,917
5.00%, 7/31/2027 (a)	1,058,000	982,835
		4,162,093
Electrical Equipment — 0.1%
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	80,000	79,359
6.05%, 4/15/2028 (a)	160,000	156,449
6.30%, 2/15/2030 (a)	69,000	67,509
6.40%, 4/15/2033 (a)	97,000	95,445
		398,762
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC 3.25%, 2/15/2029	300,000	252,767
Coherent Corp. 5.00%, 12/15/2029 (a)	425,000	372,343
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	1,060,000	883,639
		1,508,749
Energy Equipment & Services — 0.1%
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (f)	182,114	152,143
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Energy Equipment & Services — continued
Nabors Industries, Inc. 5.75%, 2/01/2025	95,000	90,645
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	150,000	147,577
Transocean, Inc. 8.75%, 2/15/2030 (a)	65,000	66,137
		456,502
Entertainment — 0.8%
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	25,000	24,066
6.50%, 5/15/2027 (a)	665,000	653,861
4.75%, 10/15/2027 (a)	1,090,000	981,599
3.75%, 1/15/2028 (a)	140,000	121,731
Warnermedia Holdings, Inc. 3.76%, 3/15/2027 (a)	720,000	660,481
WMG Acquisition Corp.
3.75%, 12/01/2029 (a)	48,000	40,520
3.88%, 7/15/2030 (a)	307,000	260,398
		2,742,656
Equity Real Estate Investment Trusts (REITs) — 0.7%
Iron Mountain, Inc.
5.25%, 3/15/2028 (a)	135,000	124,280
5.00%, 7/15/2028 (a)	115,000	104,238
5.25%, 7/15/2030 (a)	425,000	370,575
RHP Hotel Properties LP
4.75%, 10/15/2027	975,000	896,415
4.50%, 2/15/2029 (a)	45,000	39,170
SBA Communications Corp. 3.88%, 2/15/2027	370,000	334,848
VICI Properties LP
4.25%, 12/1/2026 (a)	345,000	319,936
3.75%, 2/15/2027 (a)	245,000	221,841
3.88%, 2/15/2029 (a)	25,000	21,738
4.63%, 12/1/2029 (a)	37,000	33,150
		2,466,191
Food & Staples Retailing — 1.0%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	975,000	916,500
5.88%, 2/15/2028 (a)	475,000	459,757
3.50%, 3/15/2029 (a)	290,000	245,449
4.88%, 2/15/2030 (a)	190,000	170,492
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	500,000	474,146
4.25%, 8/01/2029 (a)	475,000	414,736
Rite Aid Corp.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	57

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food & Staples Retailing — continued
7.50%, 7/01/2025 (a)	223,000	157,215
8.00%, 11/15/2026 (a)	225,000	119,250
US Foods, Inc.
4.75%, 2/15/2029 (a)	369,000	332,554
4.63%, 6/01/2030 (a)	116,000	101,319
		3,391,418
Food Products — 0.7%
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	965,000	846,875
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	390,000	372,450
4.63%, 4/15/2030 (a)	1,145,000	992,738
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	200,000	159,348
		2,371,411
Gas Utilities — 0.1%
AmeriGas Partners LP 5.75%, 5/20/2027	215,000	198,871
Health Care Equipment & Supplies — 0.7%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	895,000	823,400
Hologic, Inc. 3.25%, 2/15/2029 (a)	715,000	616,545
Medline Borrower LP
3.88%, 4/01/2029 (a)	920,000	766,797
5.25%, 10/01/2029 (a)	400,000	328,274
		2,535,016
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	90,000	84,346
5.00%, 4/15/2029 (a)	35,000	31,855
Centene Corp.
4.25%, 12/15/2027	155,000	143,228
4.63%, 12/15/2029	760,000	695,015
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	806,000	785,850
5.63%, 3/15/2027 (a)	235,000	206,251
6.00%, 1/15/2029 (a)	220,000	190,000
5.25%, 5/15/2030 (a)	69,000	55,208
DaVita, Inc.
4.63%, 6/01/2030 (a)	180,000	148,351
3.75%, 2/15/2031 (a)	1,020,000	770,203
Encompass Health Corp.
4.50%, 2/01/2028	425,000	390,176
4.75%, 2/01/2030	290,000	256,699
4.63%, 4/1/2031	350,000	299,267
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
HCA, Inc.
5.88%, 2/15/2026	405,000	404,683
5.63%, 9/1/2028	280,000	276,890
5.88%, 2/1/2029	265,000	264,896
McKesson Corp. 5.25%, 2/15/2026	395,000	392,937
Owens & Minor, Inc.
4.50%, 3/31/2029 (a)	190,000	145,825
6.63%, 4/01/2030 (a)	165,000	135,712
Tenet Healthcare Corp.
4.88%, 1/01/2026	505,000	480,955
6.25%, 2/01/2027	150,000	146,080
5.13%, 11/01/2027	1,385,000	1,302,080
4.63%, 6/15/2028	1,195,000	1,081,199
4.25%, 6/1/2029	65,000	56,920
6.13%, 6/15/2030 (a)	113,000	107,631
		8,852,257
Health Care Technology — 0.1%
IQVIA, Inc. 5.00%, 5/15/2027 (a)	200,000	190,294
Hotels, Restaurants & Leisure — 2.4%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	640,000	569,509
4.38%, 1/15/2028 (a)	115,000	102,819
3.50%, 2/15/2029 (a)	125,000	106,006
4.00%, 10/15/2030 (a)	190,000	156,925
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	225,000	199,139
Caesars Entertainment, Inc.
6.25%, 7/01/2025 (a)	685,000	679,304
8.13%, 7/01/2027 (a)	325,000	328,250
4.63%, 10/15/2029 (a)	80,000	68,425
Carnival Corp.
5.75%, 3/1/2027 (a)	55,000	45,245
9.88%, 8/1/2027 (a)	210,000	213,778
Carnival Holdings Bermuda Ltd. 10.38%, 5/01/2028 (a)	295,000	315,650
Cedar Fair LP
5.50%, 5/01/2025 (a)	270,000	266,703
5.25%, 7/15/2029	190,000	173,309
Hilton Domestic Operating Co., Inc. 3.75%, 5/01/2029 (a)	365,000	316,473
Hilton Worldwide Finance LLC 4.88%, 4/01/2027	640,000	610,291
MGM Resorts International
6.75%, 5/01/2025	525,000	526,296
5.75%, 6/15/2025	210,000	206,173
SEE NOTES TO FINANCIAL STATEMENTS.

58	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
4.63%, 9/01/2026	220,000	204,943
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	100,000	106,512
11.63%, 8/15/2027 (a)	309,000	329,097
8.25%, 1/15/2029 (a)	63,000	65,232
9.25%, 1/15/2029 (a)	65,000	68,947
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	230,000	225,976
5.50%, 4/15/2027 (a)	465,000	439,127
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	15,000	15,159
Station Casinos LLC 4.50%, 2/15/2028 (a)	290,000	256,128
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	375,000	373,991
Wynn Las Vegas LLC 5.50%, 3/01/2025 (a)	80,000	77,625
Wynn Resorts Finance LLC 5.13%, 10/01/2029 (a)	985,000	881,181
Yum! Brands, Inc. 4.75%, 1/15/2030 (a)	585,000	533,081
		8,461,294
Household Durables — 0.4%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	285,000	248,663
Newell Brands, Inc. 4.45%, 4/01/2026 (h)	530,000	501,008
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	905,000	773,694
		1,523,365
Household Products — 0.5%
Central Garden & Pet Co.
5.13%, 2/01/2028	225,000	209,531
4.13%, 10/15/2030	175,000	145,798
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	437,000	381,370
4.38%, 3/31/2029 (a)	497,000	421,339
Spectrum Brands, Inc.
5.00%, 10/01/2029 (a)	470,000	405,055
5.50%, 7/15/2030 (a)	45,000	39,793
3.88%, 3/15/2031 (a)	70,000	55,402
		1,658,288
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp. 4.63%, 2/01/2029 (a)	230,000	194,126
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (f)	155,000	138,725
		332,851
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Internet & Direct Marketing Retail — 0.0% ^
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	210,000	107,100
IT Services — 0.3%
Block, Inc. 3.50%, 6/01/2031	540,000	436,266
Gartner, Inc. 4.50%, 7/01/2028 (a)	790,000	725,241
		1,161,507
Leisure Products — 0.2%
Mattel, Inc. 5.88%, 12/15/2027 (a)	530,000	517,572
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	185,000	150,081
		667,653
Machinery — 0.1%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	180,000	182,700
Terex Corp. 5.00%, 5/15/2029 (a)	80,000	73,447
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	200,000	181,187
		437,334
Marine — 0.1%
MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (f)	171,300	153,720
Media — 4.6%
Charter Communications Operating LLC 5.38%, 4/1/2038	100,000	83,660
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	1,670,000	1,490,475
7.75%, 4/15/2028 (a)	172,000	142,738
CSC Holdings LLC 6.50%, 2/01/2029 (a)	1,060,000	898,456
Directv Financing LLC 5.88%, 8/15/2027 (a)	860,000	768,856
Discovery Communications LLC 4.95%, 5/15/2042	60,000	47,353
DISH DBS Corp.
5.00%, 3/15/2023	150,000	149,625
5.88%, 11/15/2024	3,041,000	2,849,204
7.75%, 7/01/2026	245,000	190,181
5.25%, 12/01/2026 (a)	209,000	175,037
DISH Network Corp. 11.75%, 11/15/2027 (a)	877,000	888,599
GCI LLC 4.75%, 10/15/2028 (a)	253,000	216,947
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	137,000	101,716
Gray Television, Inc.
7.00%, 5/15/2027 (a)	210,000	190,181
4.75%, 10/15/2030 (a)	666,000	488,298
iHeartCommunications, Inc.
6.38%, 5/01/2026	150,000	141,372
5.25%, 8/15/2027 (a)	1,100,000	957,243
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	59

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
4.75%, 1/15/2028 (a)	110,000	92,502
Lamar Media Corp. 4.88%, 1/15/2029	140,000	129,242
Midcontinent Communications 5.38%, 8/15/2027 (a)	40,000	36,762
News Corp. 3.88%, 5/15/2029 (a)	560,000	479,892
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	230,000	213,609
4.75%, 11/01/2028 (a)	1,690,000	1,477,517
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (g)	305,000	262,788
Sirius XM Radio, Inc.
5.00%, 8/01/2027 (a)	1,275,000	1,169,812
4.00%, 7/15/2028 (a)	410,000	350,550
5.50%, 7/01/2029 (a)	405,000	365,512
Stagwell Global LLC 5.63%, 8/15/2029 (a)	360,000	309,604
Univision Communications, Inc.
6.63%, 6/01/2027 (a)	305,000	289,561
4.50%, 5/01/2029 (a)	525,000	442,804
Videotron Ltd. 5.13%, 4/15/2027 (a)	605,000	565,675
		15,965,771
Metals & Mining — 0.7%
Alcoa Nederland Holding BV 6.13%, 5/15/2028 (a)	200,000	196,682
Arconic Corp.
6.00%, 5/15/2025 (a)	30,000	30,000
6.13%, 2/15/2028 (a)	675,000	663,188
ATI, Inc.
5.88%, 12/1/2027	25,000	23,815
4.88%, 10/1/2029	25,000	22,384
Big River Steel LLC 6.63%, 1/31/2029 (a)	55,000	53,488
Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (a)	270,000	245,995
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (f)	200,000	189,947
FMG Resources August 2006 Pty. Ltd. (Australia) 4.38%, 4/1/2031 (a)	190,000	160,303
Freeport-McMoRan, Inc. 4.38%, 8/1/2028	160,000	148,514
Kaiser Aluminum Corp. 4.63%, 3/01/2028 (a)	115,000	99,042
Novelis Corp.
4.75%, 1/30/2030 (a)	609,000	535,012
3.88%, 8/15/2031 (a)	161,000	130,434
		2,498,804
Multiline Retail — 0.2%
NMG Holding Co., Inc. 7.13%, 4/01/2026 (a)	535,000	516,275
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multiline Retail — continued
Nordstrom, Inc.
4.00%, 3/15/2027	100,000	87,017
4.25%, 8/1/2031	110,000	80,488
		683,780
Oil, Gas & Consumable Fuels — 4.2%
AI Candelaria Spain SA (Colombia) 5.75%, 6/15/2033 (a)	250,000	176,250
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	25,000	25,249
5.75%, 3/01/2027 (a)	160,000	151,041
5.75%, 1/15/2028 (a)	685,000	643,044
5.38%, 6/15/2029 (a)	195,000	175,500
Antero Resources Corp.
8.38%, 7/15/2026 (a)	20,000	20,676
7.63%, 2/01/2029 (a)	120,000	120,890
5.38%, 3/01/2030 (a)	155,000	141,128
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (g)	75,000	68,726
Buckeye Partners LP
3.95%, 12/01/2026	500,000	442,107
4.13%, 12/1/2027	20,000	17,312
4.50%, 3/01/2028 (a)	50,000	43,906
California Resources Corp. 7.13%, 2/1/2026 (a)	100,000	100,755
Cheniere Energy Partners LP
4.50%, 10/1/2029	215,000	195,115
4.00%, 3/1/2031	25,000	21,541
Cheniere Energy, Inc. 4.63%, 10/15/2028	485,000	449,599
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	785,000	760,476
Chord Energy Corp. 6.38%, 6/1/2026 (a)	175,000	168,760
Comstock Resources, Inc. 5.88%, 1/15/2030 (a)	645,000	554,700
Crestwood Midstream Partners LP
5.75%, 4/01/2025	125,000	121,245
5.63%, 5/01/2027 (a)	250,000	231,250
8.00%, 4/01/2029 (a)	180,000	179,100
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	615,000	527,362
Ecopetrol SA (Colombia)
4.63%, 11/2/2031	100,000	73,800
8.88%, 1/13/2033	80,000	78,200
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	25,000	21,837
SEE NOTES TO FINANCIAL STATEMENTS.

60	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energean Israel Finance Ltd. (Israel)
4.88%, 3/30/2026 (f)	100,000	92,081
5.38%, 3/30/2028 (f)	50,000	44,875
EnLink Midstream Partners LP 4.85%, 7/15/2026	25,000	23,696
EQM Midstream Partners LP
6.00%, 7/01/2025 (a)	98,000	94,569
6.50%, 7/01/2027 (a)	335,000	317,275
5.50%, 7/15/2028	135,000	120,488
4.75%, 1/15/2031 (a)	135,000	109,688
Genesis Energy LP 8.00%, 1/15/2027	400,000	391,204
Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (f)	200,000	189,500
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	280,000	272,126
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	615,000	598,499
5.13%, 6/15/2028 (a)	25,000	22,938
4.25%, 2/15/2030 (a)	150,000	126,657
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	257,000	237,522
Leviathan Bond Ltd. (Israel)
6.50%, 6/30/2027 (f)	150,000	142,395
6.75%, 6/30/2030 (f)	50,000	46,594
Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (f)	200,000	182,250
NuStar Logistics LP
5.63%, 4/28/2027	355,000	330,462
6.38%, 10/01/2030	190,000	177,888
Occidental Petroleum Corp.
8.50%, 7/15/2027	275,000	295,045
6.38%, 9/01/2028	155,000	156,611
8.88%, 7/15/2030	390,000	442,981
Oil and Gas Holding Co. BSCC (The) (Bahrain) 8.38%, 11/7/2028 (f)	200,000	211,000
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (f)	200,000	158,250
Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	200,000	132,940
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	50,000	47,758
6.50%, 3/13/2027	200,000	181,080
5.35%, 2/12/2028	300,000	253,380
5.95%, 1/28/2031	330,000	251,477
10.00%, 2/7/2033 (a)	350,000	335,440
6.38%, 1/23/2045	410,000	256,824
Range Resources Corp.
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
8.25%, 1/15/2029	273,000	280,167
4.75%, 2/15/2030 (a)	8,000	7,160
SM Energy Co. 6.75%, 9/15/2026	170,000	164,015
Southwestern Energy Co.
8.38%, 9/15/2028	160,000	167,400
5.38%, 2/01/2029	150,000	140,311
5.38%, 3/15/2030	190,000	173,561
Sunoco LP
4.50%, 5/15/2029	235,000	206,239
4.50%, 4/30/2030	190,000	164,636
Tallgrass Energy Partners LP
7.50%, 10/01/2025 (a)	560,000	557,368
6.00%, 3/01/2027 (a)	65,000	60,351
5.50%, 1/15/2028 (a)	270,000	242,493
6.00%, 12/31/2030 (a)	150,000	129,351
Targa Resources Partners LP
6.50%, 7/15/2027	285,000	288,129
5.50%, 3/1/2030	25,000	23,680
4.88%, 2/1/2031	70,000	63,565
4.00%, 1/15/2032	205,000	173,758
Transcanada Trust (Canada) (SOFR + 4.42%), 5.50%, 9/15/2079 (g)	100,000	88,185
		14,683,431
Paper & Forest Products — 0.1%
Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (f)	200,000	199,000
Personal Products — 0.4%
Coty, Inc.
5.00%, 4/15/2026 (a)	416,000	395,720
4.75%, 1/15/2029 (a)	60,000	54,021
Edgewell Personal Care Co. 5.50%, 6/01/2028 (a)	780,000	728,372
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	240,000	225,412
		1,403,525
Pharmaceuticals — 1.3%
Bausch Health Americas, Inc. 9.25%, 4/01/2026 (a)	675,000	504,716
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (a)	975,000	847,958
9.00%, 12/15/2025 (a)	700,000	554,344
5.75%, 8/15/2027 (a)	715,000	474,286
5.00%, 2/15/2029 (a)	450,000	193,749
5.25%, 1/30/2030 (a)	70,000	30,194
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	61

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
Cheplapharm Arzneimittel GmbH (Germany) 5.50%, 1/15/2028 (a)	250,000	221,189
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (h)	345,000	329,430
Jazz Securities DAC 4.38%, 1/15/2029 (a)	200,000	177,130
Organon & Co. 4.13%, 4/30/2028 (a)	1,100,000	970,970
Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.15%, 10/1/2026	50,000	43,469
		4,347,435
Real Estate Management & Development — 0.1%
GLP Pte. Ltd. (Singapore) 3.88%, 6/4/2025 (f)	200,000	163,788
Realogy Group LLC
5.75%, 1/15/2029 (a)	123,000	88,312
5.25%, 4/15/2030 (a)	65,000	44,525
		296,625
Road & Rail — 0.8%
Avis Budget Car Rental LLC
4.75%, 4/01/2028 (a)	670,000	594,626
5.38%, 3/01/2029 (a)	285,000	256,544
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	180,000	153,900
Hertz Corp. (The) 5.00%, 12/01/2029 (a)	650,000	539,649
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	105,000	93,581
Transnet SOC Ltd. (South Africa) 8.25%, 2/6/2028 (a)	200,000	200,500
Uber Technologies, Inc.
7.50%, 5/15/2025 (a)	245,000	247,484
7.50%, 9/15/2027 (a)	450,000	456,259
4.50%, 8/15/2029 (a)	325,000	287,326
		2,829,869
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	115,000	113,690
Entegris Escrow Corp.
4.75%, 4/15/2029 (a)	95,000	86,377
5.95%, 6/15/2030 (a)	255,000	237,174
Entegris, Inc. 4.38%, 4/15/2028 (a)	290,000	256,611
ON Semiconductor Corp. 3.88%, 9/01/2028 (a)	440,000	386,690
		1,080,542
Software — 0.8%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	25,000	24,213
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	315,000	249,147
Clarivate Science Holdings Corp. 3.88%, 7/01/2028 (a)	670,000	578,168
NCR Corp.
5.75%, 9/01/2027 (a)	55,000	53,308
5.13%, 4/15/2029 (a)	1,310,000	1,118,769
6.13%, 9/1/2029 (a)	25,000	24,313
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	750,000	705,757
		2,753,675
Specialty Retail — 1.1%
Asbury Automotive Group, Inc.
4.50%, 3/01/2028	65,000	58,166
4.63%, 11/15/2029 (a)	545,000	473,916
4.75%, 3/01/2030	50,000	43,318
Bath & Body Works, Inc.
7.50%, 6/15/2029	85,000	85,311
6.75%, 7/1/2036	115,000	98,756
Gap, Inc. (The) 3.63%, 10/01/2029 (a)	230,000	168,667
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	30,000	25,762
Lithia Motors, Inc. 3.88%, 6/01/2029 (a)	400,000	334,216
Penske Automotive Group, Inc. 3.75%, 6/15/2029	204,000	171,433
PetSmart, Inc. 4.75%, 2/15/2028 (a)	1,400,000	1,274,288
SRS Distribution, Inc.
4.63%, 7/01/2028 (a)	516,000	451,490
6.13%, 7/01/2029 (a)	100,000	83,629
6.00%, 12/01/2029 (a)	24,000	20,045
Staples, Inc. 7.50%, 4/15/2026 (a)	660,000	587,400
		3,876,397
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman 4.09%, 6/1/2029	300,000	258,840
Thrifts & Mortgage Finance — 1.7%
BPCE SA (France)
(SOFR + 2.10%), 5.97%, 1/18/2027 (a) (g)	4,678,000	4,672,339
5.13%, 1/18/2028 (a)	725,000	710,198
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	130,000	110,419
Rocket Mortgage LLC 3.63%, 3/01/2029 (a)	578,000	464,605
		5,957,561
SEE NOTES TO FINANCIAL STATEMENTS.

62	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Tobacco — 0.1%
BAT International Finance plc (United Kingdom) 4.45%, 3/16/2028	310,000	289,828
Trading Companies & Distributors — 1.3%
Air Lease Corp. 5.85%, 12/15/2027	1,075,000	1,069,920
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	365,000	343,830
Imola Merger Corp. 4.75%, 5/15/2029 (a)	1,150,000	978,098
United Rentals North America, Inc.
4.88%, 1/15/2028	1,185,000	1,129,542
5.25%, 1/15/2030	150,000	141,375
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	720,000	726,527
7.25%, 6/15/2028 (a)	280,000	283,739
		4,673,031
Wireless Telecommunication Services — 0.9%
Kenbourne Invest SA (Chile) 4.70%, 1/22/2028 (f)	200,000	138,475
Sprint LLC
7.63%, 2/15/2025	250,000	256,076
7.63%, 3/01/2026	2,630,000	2,731,258
Vodafone Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (g)	100,000	79,368
		3,205,177
Total Corporate Bonds (Cost $162,478,998)		155,988,497
Asset-Backed Securities — 24.9%
ACC Trust Series 2019-2, Class C, 5.24%, 10/21/2024 (a)	124,983	124,842
ACHV ABS TRUST Series 2023-1PL, Class A, 6.42%, 3/18/2030 (a)	300,000	300,414
Affirm Asset Securitization Trust
Series 2021-Z2, Class A, 1.17%, 11/16/2026 (a)	321,455	308,053
Series 2022-A, Class 1D, 5.53%, 5/17/2027 (a)	595,000	558,240
Series 2022-Z1, Class A, 4.55%, 6/15/2027 (a)	263,236	258,959
Air Canada Pass-Through Trust (Canada) Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	6,454	6,562
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	47,750	41,763
American Credit Acceptance Receivables Trust
Series 2019-4, Class E, 3.85%, 12/12/2025 (a)	2,000,000	1,970,660
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-1, Class A, 5.45%, 9/14/2026 (a)	500,000	499,420
Series 2022-3, Class B, 4.55%, 10/13/2026 (a)	500,000	492,578
Series 2022-4, Class B, 6.75%, 10/13/2026 (a)	200,000	202,376
Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	2,410,000	2,313,827
Series 2020-4, Class E, 3.65%, 12/14/2026 (a)	600,000	581,373
Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	800,000	738,342
Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	800,000	731,459
Series 2022-2, Class D, 4.85%, 6/13/2028 (a)	230,000	218,134
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	190,000	165,594
Series 2021-4, Class F, 4.21%, 7/13/2028 (a)	500,000	420,501
Series 2022-3, Class C, 4.86%, 10/13/2028 (a)	290,000	282,995
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	267,000	258,531
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	210,000	217,012
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	400,000	394,175
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	395,000	387,714
AMSR Trust Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	100,000	92,767
Apidos CLO XXX (Cayman Islands) Series XXXA, Class A1A, 5.93%, 10/18/2031 (a) (i)	500,000	496,171
Applebee's Funding LLC
Series 2019-1A, Class A2I, 4.19%, 6/5/2049 (a)	1,633,500	1,585,467
Series 2019-1A, Class A2II, 4.72%, 6/5/2049 (a)	495,000	459,135
Ares CLO Ltd. (Cayman Islands)
Series 2016-40A, Class A1RR, 5.66%, 1/15/2029 (a) (i)	1,031,744	1,023,323
Series 2019-52A, Class A1R, 5.87%, 4/22/2031 (a) (i)	1,400,000	1,385,993
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.02%, 8/20/2026 (a)	461,000	420,037
Series 2022-3A, Class A, 4.62%, 2/20/2027 (a)	943,000	917,816
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	63

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Bain Capital Credit CLO (Cayman Islands) Series 2018-1A, Class A1, 5.78%, 4/23/2031 (a) (i)	250,000	247,815
Bain Capital Credit CLO Ltd. (Cayman Islands)
Series 2020-3A, Class A1R, 5.98%, 10/23/2034 (a) (i)	250,000	245,570
Series 2021-7A, Class A1, 5.96%, 1/22/2035 (a) (i)	270,000	264,397
British Airways Pass-Through Trust (United Kingdom) Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	9,012	8,973
BSPRT Issuer Ltd. (Cayman Islands)
Series 2021-FL7, Class A, 5.91%, 12/15/2038 (a) (i)	428,500	419,343
Series 2021-FL7, Class D, 7.34%, 12/15/2038 (a) (i)	275,000	256,584
Series 2021-FL7, Class E, 7.99%, 12/15/2038 (a) (i)	265,000	244,600
Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	73,104	68,821
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2014-3RA, Class A1A, 5.86%, 7/27/2031 (a) (i)	1,487,749	1,474,617
Carlyle US CLO Ltd. (Cayman Islands) Series 2018-1A, Class A1, 5.83%, 4/20/2031 (a) (i)	1,350,000	1,335,844
Conn's Receivables Funding LLC Series 2022-A, Class B, 9.52%, 12/15/2026 (a)	800,000	797,731
CoreVest American Finance Trust
Series 2019-1, Class E, 5.61%, 3/15/2052 (a) (i)	300,000	275,563
Series 2019-2, Class E, 5.25%, 6/15/2052 (a) (i)	350,000	306,280
Series 2019-3, Class E, 4.75%, 10/15/2052 (a) (i)	350,000	298,692
CPS Auto Receivables Trust Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	240,000	236,426
Credit Acceptance Auto Loan Trust
Series 2022-3A, Class A, 6.57%, 10/15/2032 (a)	250,000	254,194
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	300,000	295,069
DB Master Finance LLC Series 2021-1A, Class A23, 2.79%, 11/20/2051 (a)	296,250	237,966
Driven Brands Funding LLC Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	1,975,000	1,610,350
Dryden 68 CLO Ltd. (Cayman Islands) Series 2019-68A, Class AR, 5.96%, 7/15/2035 (a) (i)	340,000	335,018
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

DT Auto Owner Trust
Series 2019-2A, Class E, 4.46%, 5/15/2026 (a)	750,000	742,877
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	2,420,000	2,174,283
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	1,500,000	1,350,032
Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	1,080,000	995,661
Series 2021-4A, Class E, 3.34%, 7/17/2028 (a)	1,600,000	1,384,017
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	374,000	386,418
Series 2023-1A, Class B, 5.19%, 10/16/2028 (a)	467,000	461,454
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	525,000	517,343
Exeter Automobile Receivables Trust
Series 2018-3A, Class F, 6.55%, 8/25/2025 (a)	2,000,000	2,000,969
Series 2020-3A, Class E, 3.44%, 8/17/2026 (a)	2,000,000	1,908,394
Series 2021-2A, Class D, 1.40%, 4/15/2027	2,000,000	1,846,770
Series 2023-1A, Class B, 5.72%, 4/15/2027	149,000	148,728
Series 2021-3A, Class D, 1.55%, 6/15/2027	500,000	455,787
Series 2020-3A, Class F, 5.56%, 6/15/2027 (a)	1,500,000	1,457,427
Series 2023-1A, Class C, 5.82%, 2/15/2028	176,000	175,339
Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	750,000	658,942
Series 2022-3A, Class D, 6.76%, 9/15/2028	400,000	397,276
Series 2022-4A, Class D, 5.98%, 12/15/2028	168,000	164,207
Series 2022-6A, Class D, 8.03%, 4/6/2029	375,000	387,224
Series 2023-1A, Class D, 6.69%, 6/15/2029	500,000	497,715
Series 2023-1A, Class E, 12.07%, 9/16/2030 (a)	900,000	895,824
FirstKey Homes Trust Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	500,000	457,670
Flagship Credit Auto Trust
Series 2023-1, Class A3, 5.01%, 8/16/2027 (a)	133,000	131,610
SEE NOTES TO FINANCIAL STATEMENTS.

64	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2023-1, Class B, 5.05%, 1/18/2028 (a)	100,000	98,806
FMC GMSR Issuer Trust Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	300,000	263,710
FREED ABS Trust
Series 2020-FP1, Class C, 4.37%, 3/18/2027 (a)	253,693	253,693
Series 2022-1FP, Class D, 3.35%, 3/19/2029 (a)	200,000	183,993
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	116,608	116,395
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	100,000	99,910
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (a)	400,000	400,330
Galaxy CLO Ltd. (Cayman Islands) Series 2015-21A, Class AR, 5.83%, 4/20/2031 (a) (i)	320,000	316,941
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class D, 2.48%, 10/15/2027 (a)	250,000	223,042
Series 2021-1A, Class E, 3.14%, 1/18/2028 (a)	650,000	603,652
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	250,000	232,801
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	420,000	409,554
Series 2021-3A, Class E, 3.20%, 10/16/2028 (a)	1,000,000	842,822
Series 2022-2A, Class E, 5.50%, 6/15/2029 (a)	1,250,000	1,035,322
GoldenTree Loan Opportunities Ltd. Series 2015-10A, Class AR, 5.93%, 7/20/2031 (a) (i)	250,000	247,777
Goldman Home Improvement Trust Issuer Trust Series 2022-GRN1, Class A, 4.50%, 6/25/2052 (a)	349,483	340,791
Greenwood Park CLO Ltd. Series 2018-1A, Class A2, 5.80%, 4/15/2031 (a) (i)	305,000	301,856
Hertz Vehicle Financing III LLC
Series 2022-3A, Class B, 3.86%, 3/25/2025 (a)	500,000	489,476
Series 2023-1A, Class A, 5.49%, 6/25/2027 (a)	400,000	399,078
Series 2023-1A, Class C, 6.91%, 6/25/2027 (a)	292,000	291,635
Hertz Vehicle Financing LLC
Series 2021-1A, Class A, 1.21%, 12/26/2025 (a)	263,000	244,009
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-4A, Class D, 6.56%, 9/25/2026 (a)	300,000	281,762
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class E, 8.71%, 4/20/2037 (a) (i)	195,500	184,759
Hilton Grand Vacations Trust Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	317,339	301,722
HINNT LLC Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	597,869	563,055
LendingClub Loan Certificate Issuer Trust
Series 2022-NP1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	810,943
Series 2022-P1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	50,000	742,625
Series 2022-P2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	50,000	804,767
Lendingpoint Asset Securitization Trust
Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	1,000,000	858,260
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	168,767	166,372
Series 2022-C, Class C, 8.68%, 2/15/2030 (a)	200,000	198,988
Lendmark Funding Trust
Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	1,000,000	854,849
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	500,000	391,738
Madison Park Funding XIII Ltd. (Cayman Islands) Series 2014-13A, Class AR2, 5.75%, 4/19/2030 (a) (i)	296,329	294,346
Magnetite Ltd. (Cayman Islands)
Series 2012-7A, Class A1R2, 5.59%, 1/15/2028 (a) (i)	402,256	399,710
Series 2016-18A, Class AR2, 5.74%, 11/15/2028 (a) (i)	2,144,326	2,124,474
Series 2015-15A, Class AR, 5.93%, 7/25/2031 (a) (i)	400,000	397,693
Series 2015-12A, Class ARR, 5.89%, 10/15/2031 (a) (i)	700,000	693,730
Marlette Funding Trust
Series 2023-1A, Class A, 6.07%, 4/15/2033 (a)	700,000	700,167
Series 2023-1A, Class B, 6.50%, 4/15/2033 (a)	700,000	698,984
Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	350,000	349,930
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	580,500	562,449
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	65

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 5.71%, 10/15/2029 (a) (i)	249,788	247,547
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	168,000	148,452
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	396,703	352,483
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	202,411	179,471
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	89,300	78,927
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	188,452	167,592
OneMain Direct Auto Receivables Trust Series 2022-1A, Class A1, 4.65%, 3/14/2029 (a)	294,000	285,268
OneMain Financial Issuance Trust Series 2018-2A, Class A, 3.57%, 3/14/2033 (a)	290,000	285,286
Oportun Issuance Trust
Series 2022-2, Class A, 5.94%, 10/9/2029 (a)	101,906	101,433
Series 2022-2, Class D, 11.34%, 10/9/2029	863,000	849,817
Series 2022-3, Class A, 7.45%, 1/8/2030 (a)	798,145	803,650
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (a)	1,499,918	1,290,525
Palmer Square CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1A4, 6.05%, 5/21/2034 (a) (i)	510,000	502,265
Planet Fitness Master Issuer LLC Series 2022-1A, Class A2I, 3.25%, 12/5/2051 (a)	461,512	408,269
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 8.73%, 5/25/2027 (a) (i)	343,000	341,305
Progress Residential Trust Series 2023-SFR1, Class E1, 6.15%, 3/17/2040 (a)	736,000	679,535
Republic Finance Issuance Trust Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	800,000	650,233
Santander Bank Auto Credit-Linked Notes
Series 2022-C, Class B, 6.45%, 12/15/2032 (a)	343,887	343,464
Series 2022-C, Class C, 6.99%, 12/15/2032 (a)	298,036	297,681
Series 2022-C, Class D, 8.20%, 12/15/2032 (a)	275,110	274,806
Series 2022-C, Class E, 11.37%, 12/15/2032 (a)	228,088	227,888
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Santander Drive Auto Receivables Trust
Series 2021-3, Class D, 1.33%, 9/15/2027	2,000,000	1,872,901
Series 2022-2, Class B, 3.44%, 9/15/2027	210,000	203,280
Series 2022-2, Class C, 3.76%, 7/16/2029	400,000	381,966
Series 2022-7, Class C, 6.69%, 3/17/2031	174,000	179,096
Service Experts Issuer LLC Series 2021-1A, Class A, 2.67%, 2/2/2032 (a)	286,375	259,937
SoFi Consumer Loan Program Trust Series 2023-1S, Class A, 5.81%, 5/15/2031 (a)	275,000	274,987
Theorem Funding Trust
Series 2022-2A, Class B, 9.27%, 12/15/2028 (a)	400,000	404,238
Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	252,334	254,395
Tricon Residential Trust Series 2022-SFR1, Class E2, 5.74%, 4/17/2039 (a)	101,000	94,492
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	34,306	31,757
Series 2016-1, Class B, 3.65%, 1/7/2026	28,588	26,415
Upstart Pass-Through Trust
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	577,432	553,624
Series 2022-PT2, Class A, 18.46%, 2/20/2030 ‡ (a) (i)	665,340	674,515
Series 2022-PT3, Class A, 20.13%, 4/20/2030 ‡ (a) (i)	419,433	422,832
Upstart Securitization Trust
Series 2020-3, Class C, 6.25%, 11/20/2030 (a)	1,000,000	977,226
Series 2021-2, Class C, 3.61%, 6/20/2031 (a)	1,500,000	1,331,932
Series 2022-2, Class B, 6.10%, 5/20/2032 (a)	500,000	485,999
Westlake Automobile Receivables Trust
Series 2021-2A, Class E, 2.38%, 3/15/2027 (a)	1,625,000	1,498,782
Series 2022-2A, Class C, 4.85%, 9/15/2027 (a)	504,000	492,025
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	432,000	418,153
Series 2023-1A, Class B, 5.41%, 1/18/2028 (a)	375,000	371,894
Series 2023-1A, Class C, 5.74%, 8/15/2028 (a)	405,000	403,776
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	437,000	436,237
Total Asset-Backed Securities (Cost $89,412,724)		87,007,325
SEE NOTES TO FINANCIAL STATEMENTS.

66	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 16.1%
BANK
Series 2022-BNK39, Class XA, IO, 0.43%, 2/15/2055 (i)	8,073,283	231,615
Series 2019-BN20, Class D, 2.50%, 9/15/2062 (a)	700,000	438,552
Series 2020-BN28, Class XA, IO, 1.76%, 3/15/2063 (i)	4,149,724	405,470
Series 2020-BN26, Class E, 2.50%, 3/15/2063 (a)	320,000	176,853
BBCMS Mortgage Trust Series 2021-C11, Class XB, IO, 0.97%, 9/15/2054 (i)	4,500,000	302,613
Benchmark Mortgage Trust
Series 2021-B26, Class ASB, 2.26%, 6/15/2054	800,000	689,663
Series 2022-B33, Class A5, 3.46%, 3/15/2055	800,000	707,126
Series 2022-B36, Class A5, 4.47%, 7/15/2055 (i)	800,000	760,101
Series 2022-B37, Class A5, 5.75%, 11/15/2055 (i)	604,000	635,314
BHMS Series 2018-ATLS, Class A, 5.84%, 7/15/2035 (a) (i)	400,000	392,548
BLP Commercial Mortgage Trust
Series 2023-IND, Class A, 6.23%, 3/15/2040 (i)	390,000	389,176
Series 2023-IND, Class C, 7.23%, 3/15/2040 (i)	200,000	199,591
BX Series 2021-MFM1, Class A, 5.38%, 1/15/2034 (a) (i)	632,972	623,068
BX Commercial Mortgage Trust
Series 2021-21M, Class A, 5.32%, 10/15/2036 (a) (i)	372,506	364,592
Series 2021-VINO, Class A, 5.24%, 5/15/2038 (a) (i)	360,000	352,330
Series 2021-XL2, Class A, 5.28%, 10/15/2038 (a) (i)	787,708	768,021
Series 2021-ACNT, Class A, 5.44%, 11/15/2038 (a) (i)	850,000	835,632
Series 2020-VIV4, Class A, 2.84%, 3/9/2044 (a)	1,300,000	1,089,278
Series 2021-VIV5, Class A, 2.84%, 3/9/2044 (a) (i)	500,000	415,886
Series 2020-VIVA, Class D, 3.55%, 3/11/2044 (a) (i)	750,000	597,494
BX Trust
Series 2022-LBA6, Class A, 5.56%, 1/15/2039 (a) (i)	155,000	152,285
Series 2022-FOX2, Class A2, 5.31%, 4/15/2039 (a) (i)	589,954	564,908
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2022-PSB, Class A, 7.01%, 8/15/2039 (a) (i)	691,994	693,079
Series 2022-PSB, Class E, 10.90%, 8/15/2039 (a) (i)	593,138	595,369
CD Mortgage Trust Series 2018-CD7, Class C, 4.85%, 8/15/2051 (i)	580,000	511,624
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class B, 5.10%, 11/10/2046 (i)	100,000	98,141
Series 2014-GC23, Class C, 4.43%, 7/10/2047 (i)	100,000	94,562
Series 2018-C5, Class XA, IO, 0.67%, 6/10/2051 (i)	1,490,143	44,304
Series 2018-C6, Class XA, IO, 0.77%, 11/10/2051 (i)	2,149,113	71,303
Series 2015-GC33, Class B, 4.57%, 9/10/2058 (i)	65,000	61,205
Commercial Mortgage Trust Series 2015-PC1, Class B, 4.29%, 7/10/2050 (i)	65,000	60,993
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 5.57%, 5/15/2036 (a) (i)	588,536	585,581
FHLMC Series K-153, Class X1, IO, 0.44%, 12/25/2032 (i)	16,500,000	618,608
FHLMC Multiclass Certificates
Series 2020-RR12, Class X, IO, 2.10%, 10/27/2027 (i)	2,000,000	153,019
Series 2020-RR06, Class AX, IO, 1.88%, 10/27/2028 (i)	2,000,000	154,086
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (i)	2,500,000	398,988
Series 2021-RR16, Class X, IO, 0.96%, 10/27/2034 (i)	5,600,000	445,241
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (i)	5,632,586	94,760
Series K741, Class X1, IO, 0.57%, 12/25/2027 (i)	1,446,193	32,313
Series K742, Class X1, IO, 0.78%, 3/25/2028 (i)	2,772,328	74,458
Series K742, Class X3, IO, 2.60%, 4/25/2028 (i)	5,000,000	522,418
Series K743, Class X1, IO, 0.93%, 5/25/2028 (i)	1,655,155	65,867
Series K744, Class X1, IO, 0.86%, 7/25/2028 (i)	2,153,430	81,091
Series K084, Class X3, IO, 2.24%, 11/25/2028 (i)	751,485	77,965
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	67

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K100, Class X1, IO, 0.65%, 9/25/2029 (i)	8,158,535	283,710
Series K104, Class X1, IO, 1.13%, 1/25/2030 (i)	9,352,971	559,223
Series K110, Class X1, IO, 1.70%, 4/25/2030 (i)	8,865,622	803,416
Series K115, Class X1, IO, 1.33%, 6/25/2030 (i)	7,979,706	599,277
Series K119, Class X1, IO, 0.93%, 9/25/2030 (i)	5,469,542	295,304
Series K123, Class X1, IO, 0.77%, 12/25/2030 (i)	18,448,026	846,054
Series K132, Class X1, IO, 0.51%, 8/25/2031 (i)	16,896,308	583,516
Series K-1514, Class X1, IO, 0.58%, 10/25/2034 (i)	1,188,637	55,588
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (i)	413,091	16,631
Series K067, Class X3, IO, 2.11%, 9/25/2044 (i)	1,575,428	120,162
Series K060, Class X3, IO, 1.90%, 12/25/2044 (i)	1,950,000	117,217
Series K065, Class X3, IO, 2.18%, 7/25/2045 (i)	1,304,230	102,224
Series K085, Class X3, IO, 2.31%, 12/25/2045 (i)	1,850,000	191,834
Series K097, Class X3, IO, 2.02%, 9/25/2046 (i)	3,000,000	301,920
Series K083, Class X3, IO, 2.29%, 11/25/2046 (i)	621,062	63,550
Series K737, Class X3, IO, 1.77%, 1/25/2048 (i)	11,779,376	677,889
Series K121, Class X3, IO, 2.77%, 11/25/2048 (i)	5,000,000	781,543
Series K124, Class X3, IO, 2.62%, 2/25/2049 (i)	5,000,000	742,345
Series K741, Class X3, IO, 2.45%, 3/25/2049 (i)	13,766,615	1,289,227
Series K743, Class X3, IO, 2.95%, 6/25/2049 (i)	13,000,000	1,588,531
FIVE Mortgage Trust Series 2023-V1, Class XA, IO, 0.83%, 2/10/2056 (i)	5,692,000	198,265
FNMA ACES
Series 2020-M3, Class X1, IO, 0.36%, 2/25/2030 (i)	3,742,771	76,484
Series 2022-M2, Class X2, IO, 0.21%, 1/25/2032 (i)	2,833,544	41,859
Series 2020-M31, Class AB, 0.50%, 10/25/2032	76,878	60,525
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FREMF Mortgage Trust
Series 2017-KF36, Class B, 7.22%, 8/25/2024 (a) (i)	664,846	649,782
Series 2019-KF60, Class B, 6.92%, 2/25/2026 (a) (i)	867,854	844,032
Series 2019-KF72, Class B, 6.67%, 11/25/2026 (a) (i)	731,330	687,653
Series 2018-KF54, Class B, 6.77%, 11/25/2028 (i)	194,192	184,103
Series 2019-KF59, Class B, 6.92%, 2/25/2029 (a) (i)	870,741	823,206
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	19,873,866	80,765
Series 2019-KW09, Class C, PO, 6/25/2029 (a)	790,000	452,810
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	10,000,000	46,123
Series 2020-KF76, Class B, 7.32%, 1/25/2030 (a) (i)	874,485	837,655
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (a) (i)	300,000	246,220
Series 2023-KF149, Class CS, 10.46%, 12/25/2032 (a) (i)	500,000	512,325
Series 19K-1513, Class X2A, IO, 0.10%, 8/25/2034 (a)	65,033,346	460,904
Series 2015-K46, Class C, 3.70%, 4/25/2048 (a) (i)	100,000	95,003
Series 2017-K724, Class D, PO, 12/25/2049 (a)	500,000	458,000
Series 2018-K730, Class B, 3.80%, 2/25/2050 (a) (i)	200,000	191,561
Series 2017-K725, Class C, 3.90%, 2/25/2050 (a) (i)	500,000	485,740
Series 2017-K65, Class B, 4.08%, 7/25/2050 (a) (i)	265,000	249,482
Series 2019-K91, Class C, 4.26%, 4/25/2051 (a) (i)	250,000	227,618
GNMA
Series 2013-72, IO, 0.57%, 11/16/2047 (i)	8,963,690	114,938
Series 2015-93, IO, 0.30%, 11/16/2054 (i)	31,839,957	307,724
Series 2014-166, Class IH, IO, 0.92%, 10/16/2055 (i)	11,372,224	386,612
Series 2015-33, IO, 0.26%, 2/16/2056 (i)	49,947,168	520,040
Series 2016-137, IO, 0.52%, 10/16/2056 (i)	3,219,391	89,840
Series 2017-53, IO, 0.53%, 11/16/2056 (i)	4,485,391	145,656
SEE NOTES TO FINANCIAL STATEMENTS.

68	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2015-114, IO, 0.37%, 3/15/2057 (i)	5,463,813	84,039
Series 2017-158, IO, 0.46%, 9/16/2057 (i)	3,580,194	104,739
Series 2017-3, IO, 0.55%, 9/16/2058 (i)	3,331,470	89,407
Series 2020-184, IO, 0.91%, 11/16/2060 (i)	6,657,723	427,972
Series 2021-147, IO, 0.99%, 6/16/2061 (i)	3,047,217	219,312
Series 2021-218, IO, 0.96%, 10/16/2061 (i)	336,416	24,547
Series 2020-120, IO, 0.76%, 5/16/2062 (i)	6,036,800	353,015
Series 2020-100, IO, 0.78%, 5/16/2062 (i)	5,811,981	342,495
Series 2020-161, IO, 1.05%, 8/16/2062 (i)	5,101,991	361,627
Series 2021-71, IO, 0.87%, 10/16/2062 (i)	3,676,331	238,187
Series 2020-190, IO, 1.03%, 11/16/2062 (i)	841,056	62,204
Series 2021-35, IO, 0.99%, 12/16/2062 (i)	3,455,286	247,741
Series 2021-11, Class IX, IO, 1.16%, 12/16/2062 (i)	6,550,255	519,226
Series 2021-35, Class IX, IO, 1.16%, 12/16/2062	1,946,142	153,828
Series 2021-120, IO, 0.99%, 2/16/2063 (i)	6,586,169	489,546
Series 2021-170, IO, 0.99%, 5/16/2063 (i)	2,375,710	173,602
Series 2021-61, IO, 1.04%, 8/16/2063 (i)	1,412,911	100,493
Series 2021-195, Class IX, IO, 1.20%, 8/16/2063 (i)	1,905,660	161,232
Series 2021-110, IO, 0.87%, 11/16/2063 (i)	5,833,784	399,274
Series 2021-200, IO, 0.87%, 11/16/2063 (i)	2,054,990	144,772
Series 2021-180, IO, 0.90%, 11/16/2063 (i)	4,621,796	331,081
Series 2021-150, IO, 1.03%, 11/16/2063 (i)	4,775,215	364,292
Series 2021-185, IO, 1.10%, 11/16/2063 (i)	1,518,826	122,358
Series 2021-220, IO, 0.83%, 12/16/2063 (i)	11,289,063	739,721
Series 2022-7, Class SA, IF, IO, 0.00%, 2/16/2064 (i)	1,378,281	91,165
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-224, IO, 0.78%, 4/16/2064 (i)	1,963,013	131,089
Series 2022-134, IO, 0.51%, 6/16/2064 (i)	2,977,164	147,635
Series 2022-80, IO, 0.59%, 6/16/2064 (i)	1,187,073	62,140
Series 2022-62, IO, 0.62%, 6/16/2064 (i)	1,973,481	111,155
Series 2022-141, IO, 0.77%, 6/16/2064 (i)	4,181,852	291,546
Series 2022-52, IO, 0.77%, 6/16/2064 (i)	9,863,952	591,842
Series 2022-210, IO, 0.69%, 7/16/2064 (i)	2,195,977	149,836
Series 2022-199, IO, 0.76%, 7/16/2064 (i)	3,989,627	269,816
GS Mortgage Securities Trust
Series 2016-GS2, Class D, 2.75%, 5/10/2049 (a)	750,000	559,848
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (a)	800,000	482,824
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (a)	550,000	478,390
ILPT Commercial Mortgage Trust
Series 2022-LPF2, Class A, 6.81%, 10/15/2039 (a) (i)	104,962	105,225
Series 2022-LPF2, Class E, 10.50%, 10/15/2039 (a) (i)	240,000	240,300
JPMBB Commercial Mortgage Securities Trust Series 2015-C33, Class C, 4.62%, 12/15/2048 (i)	150,000	135,458
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.01%, 12/15/2046 (a) (i)	1,500,000	1,375,354
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.89%, 4/15/2047 (a) (i)	1,337,000	1,249,493
Series 2014-C16, Class AS, 4.09%, 6/15/2047	600,000	579,740
Series 2014-C18, Class B, 4.43%, 10/15/2047 (i)	100,000	95,638
Series 2016-C31, Class C, 4.27%, 11/15/2049 (i)	100,000	79,306
Morgan Stanley Capital I Trust Series 2021-L6, Class C, 3.46%, 6/15/2054 (i)	350,000	262,801
MRCD MARK Mortgage Trust Series 2019-PARK, Class E, 2.72%, 12/15/2036 (a)	400,000	354,804
MSC Trust Series 2021-ILP, Class A, 5.37%, 11/15/2023 (a) (i)	239,209	233,814
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	69

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
MTN Commercial Mortgage Trust Series 2022-LPFL, Class A, 5.96%, 3/15/2039 (a) (i)	1,190,000	1,178,277
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 7.87%, 10/25/2049 (a) (i)	377,216	360,846
Series 2020-01, Class M10, 8.37%, 3/25/2050 (a) (i)	1,000,000	951,781
SLG Office Trust
Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	1,000,000	808,223
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (a)	500,000	364,832
TPGI Trust Series 2021-DGWD, Class A, 5.29%, 6/15/2026 (a) (i)	400,000	390,875
Velocity Commercial Capital Loan Trust
Series 2018-1, Class A, 3.59%, 4/25/2048 (a)	183,266	172,106
Series 2022-3, Class A, 5.22%, 6/25/2052 (a) (i)	275,093	264,925
Series 2022-4, Class A, 5.63%, 8/25/2052 (a) (i)	574,665	555,548
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class D, 3.00%, 5/15/2051 (a)	250,000	165,478
Series 2022-C62, Class C, 4.35%, 4/15/2055 (i)	150,000	115,087
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class C, 3.91%, 5/15/2045 (i)	65,000	64,485
Series 2014-C22, Class C, 3.77%, 9/15/2057 (i)	100,000	91,634
Series 2014-C22, Class B, 4.37%, 9/15/2057 (i)	100,000	94,525
Total Commercial Mortgage-Backed Securities (Cost $59,696,796)		56,033,728
Mortgage-Backed Securities — 8.2%
GNMA II, 30 Year
Pool # MA8151, 4.50%, 7/20/2052	30	29
Pool # MA8493, 6.50%, 12/20/2052	4,318,709	4,424,819
Pool # MA8571, 6.00%, 1/20/2053	10,067	10,229
Pool # MA8573, 7.00%, 1/20/2053	2,896,824	2,985,991
GNMA II, Single Family, 30 Year
TBA, 5.50%, 3/15/2047 (b)	8,483,000	8,512,492
TBA, 6.00%, 3/15/2053 (b)	12,379,000	12,556,888
Total Mortgage-Backed Securities (Cost $28,562,036)		28,490,448
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — 7.2%
Angel Oak Mortgage Trust I LLC Series 2019-4, Class B2, 5.66%, 7/26/2049 (a) (i)	800,000	739,591
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1, 5.02%, 4/25/2046 (i)	155,191	127,766
Connecticut Avenue Securities Trust
Series 2019-R01, Class 2B1, 8.97%, 7/25/2031 (a) (i)	1,500,000	1,548,793
Series 2019-R07, Class 1B1, 8.02%, 10/25/2039 (a) (i)	670,000	664,989
Series 2023-R02, Class 1M1, 6.79%, 1/25/2043 (a) (i)	318,182	320,297
Series 2023-R02, Class 1M2, 7.84%, 1/25/2043 (a) (i)	550,000	552,868
Series 2023-R02, Class 1B1, 10.04%, 1/25/2043 (a) (i)	350,000	354,649
Deephaven Residential Mortgage Trust Series 2022-2, Class A1, 4.30%, 3/25/2067 (a) (i)	126,077	118,122
FHLMC STACR REMIC Trust
Series 2021-HQA1, Class M2, 6.73%, 8/25/2033 (a) (i)	2,000,000	1,953,176
Series 2022-DNA3, Class M1B, 7.38%, 4/25/2042 (a) (i)	500,000	500,628
FHLMC STACR Trust Series 2019-DNA2, Class B1, 8.97%, 3/25/2049 (a) (i)	1,000,000	1,039,808
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class B1, 9.77%, 10/25/2029 (i)	250,000	270,252
Series 2017-DNA3, Class B1, 9.07%, 3/25/2030 (i)	250,000	265,134
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 10.37%, 7/25/2029 (i)	1,650,000	1,823,914
Series 2017-C02, Class 2B1, 10.12%, 9/25/2029 (i)	2,120,000	2,345,014
Series 2017-C04, Class 2B1, 9.67%, 11/25/2029 (i)	1,650,000	1,785,616
Series 2017-C05, Class 1B1, 8.22%, 1/25/2030 (i)	450,000	468,322
Series 2017-C06, Class 1B1, 8.77%, 2/25/2030 (i)	450,000	473,384
Series 2017-C07, Class 1B1, 8.62%, 5/25/2030 (i)	790,000	838,052
Series 2018-C01, Class 1B1, 8.17%, 7/25/2030 (i)	750,000	781,650
Series 2018-C03, Class 1B1, 8.37%, 10/25/2030 (i)	788,000	828,256
SEE NOTES TO FINANCIAL STATEMENTS.

70	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2021-R02, Class 2B1, 7.78%, 11/25/2041 (a) (i)	64,000	60,972
Series 2021-R02, Class 2B2, 10.68%, 11/25/2041 (a) (i)	26,000	23,874
FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050 (a) (i)	521,637	470,103
GNMA
Series 2014-181, Class SL, IF, IO, 1.00%, 12/20/2044 (i)	535,799	45,694
Series 2017-134, Class SD, IF, IO, 1.60%, 9/20/2047 (i)	535,573	55,953
Series 2019-52, Class SA, IF, IO, 1.50%, 4/20/2049 (i)	790,379	63,292
Series 2021-78, Class IB, IO, 3.00%, 5/20/2051	1,029,901	145,952
Series 2021-107, Class XI, IO, 3.00%, 6/20/2051	1,532,648	211,829
Series 2021-117, Class ES, IF, IO, 1.70%, 7/20/2051 (i)	1,780,515	184,486
Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	159,009	22,628
Series 2021-154, Class SD, IF, IO, 1.70%, 9/20/2051 (i)	549,406	62,338
Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	3,193,597	455,909
LHOME Mortgage Trust Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 ‡ (a) (h)	1,160,000	1,165,129
MFA Trust
Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (a) (h)	270,000	251,566
Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (a) (h)	260,000	259,277
Series 2021-NQM1, Class A1, 1.15%, 4/25/2065 (a) (i)	159,670	141,157
New Residential Mortgage Loan Trust Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (a) (i)	204,695	186,149
PNMAC GMSR ISSUER TRUST Series 2018-GT2, Class A, 7.27%, 8/25/2025 (a) (i)	280,000	274,715
PRET LLC Series 2022-NPL4, Class A1, 6.56%, 8/25/2052 (a) (h)	181,271	177,254
PRPM LLC Series 2021-11, Class A2, 4.58%, 11/25/2026 (a) (h)	1,000,000	879,721
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (h)	183,992	172,404
STACR Trust
Series 2018-HRP2, Class M3, 7.02%, 2/25/2047 (a) (i)	262,934	263,607
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-DNA3, Class B1, 8.52%, 9/25/2048 (a) (i)	300,000	309,353
Starwood Mortgage Residential Trust Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (a)	250,000	195,063
Verus Securitization Trust Series 2023-1, Class A1, 5.85%, 12/25/2067 (a) (h)	900,000	889,984
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (i)	500,000	454,900
Total Collateralized Mortgage Obligations (Cost $25,526,704)		25,223,590
Foreign Government Securities — 2.7%
Banque Centrale de Tunisie 5.75%, 1/30/2025 (f)	200,000	135,287
Dominican Republic Government Bond
5.50%, 2/22/2029 (f)	150,000	138,778
7.05%, 2/3/2031 (a)	360,000	359,662
6.00%, 2/22/2033 (a)	150,000	135,731
6.00%, 2/22/2033 (f)	150,000	135,731
6.40%, 6/5/2049 (f)	150,000	124,388
5.88%, 1/30/2060 (f)	150,000	111,966
Federal Republic of Nigeria
6.50%, 11/28/2027 (f)	600,000	495,000
7.38%, 9/28/2033 (f)	400,000	290,000
8.25%, 9/28/2051 (a)	200,000	138,000
Federative Republic of Brazil 3.75%, 9/12/2031	200,000	168,100
Gabonese Republic 7.00%, 11/24/2031 (f)	200,000	162,000
Hashemite Kingdom of Jordan
5.85%, 7/7/2030 (f)	200,000	180,500
7.38%, 10/10/2047 (f)	200,000	174,912
Islamic Republic of Pakistan 6.00%, 4/8/2026 (f)	200,000	88,522
Kingdom of Bahrain 5.45%, 9/16/2032 (f)	200,000	180,000
Republic of Angola
8.25%, 5/9/2028 (f)	200,000	184,750
8.00%, 11/26/2029 (f)	400,000	362,000
9.13%, 11/26/2049 (f)	200,000	169,500
Republic of Armenia 3.60%, 2/2/2031 (f)	200,000	153,225
Republic of Colombia 3.00%, 1/30/2030	200,000	150,100
Republic of Costa Rica
6.13%, 2/19/2031 (f)	200,000	193,412
7.00%, 4/4/2044 (f)	400,000	381,825
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (f)	200,000	189,000
5.75%, 12/31/2032 (f) (h)	298,472	270,547
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	71

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
6.13%, 6/15/2033 (f)	600,000	516,000
Republic of Ecuador
5.50%, 7/31/2030 (f) (h)	190,000	91,711
2.50%, 7/31/2035 (f) (h)	30,000	10,478
Republic of El Salvador
6.38%, 1/18/2027 (f)	250,000	131,688
7.12%, 1/20/2050 (f)	150,000	66,825
Republic of Ghana
6.38%, 2/11/2027 (f) (j)	200,000	76,000
8.75%, 3/11/2061 (f) (j)	200,000	72,750
Republic of Iraq
6.75%, 3/9/2023 (f)	200,000	199,240
5.80%, 1/15/2028 (f)	312,500	286,387
Republic of Kenya
7.00%, 5/22/2027 (f)	200,000	179,000
8.00%, 5/22/2032 (f)	200,000	170,750
Republic of Namibia 5.25%, 10/29/2025 (f)	200,000	188,000
Republic of Paraguay 5.40%, 3/30/2050 (a)	200,000	167,350
Republic of Rwanda 5.50%, 8/9/2031 (a)	200,000	150,287
Republic of Senegal
6.25%, 5/23/2033 (f)	500,000	411,875
6.75%, 3/13/2048 (f)	200,000	140,250
Republic of Serbia 6.50%, 9/26/2033 (a)	200,000	194,500
Republic of South Africa
5.88%, 4/20/2032	200,000	177,750
6.25%, 3/8/2041	100,000	83,500
Republic of Turkey 9.38%, 1/19/2033	200,000	193,000
Republic of Uzbekistan 5.38%, 2/20/2029 (f)	200,000	183,350
State of Mongolia 4.45%, 7/7/2031 (f)	200,000	160,022
Sultanate of Oman Government Bond
6.25%, 1/25/2031 (f)	400,000	403,200
6.50%, 3/8/2047 (f)	200,000	186,500
Total Foreign Government Securities (Cost $10,737,582)		9,513,349
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (k) (l) (Cost $4,011,399)	4,009,381	4,011,385
Total Investments — 105.0% (Cost $380,426,239)		366,268,322
Liabilities in Excess of Other Assets — (5.0)%		(17,357,432)
NET ASSETS — 100.0%		348,910,890

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

72	February 28, 2023

(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $4,072,838 or 1.17% of the
Fund’s net assets as of February 28, 2023 .

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(f)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(j)	Defaulted security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 28, 2023.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 5.00%, 3/25/2053(a)	(12,390,000)	(12,186,727)
(Proceeds received of $12,334,603)		(12,186,727)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	93	06/21/2023	USD	10,910,063	(6,203)
U.S. Treasury Long Bond	4	06/21/2023	USD	501,750	(2,220)
U.S. Treasury Ultra Bond	7	06/21/2023	USD	949,813	9,774
U.S. Treasury 2 Year Note	210	06/30/2023	USD	42,785,859	(83,452)
U.S. Treasury 5 Year Note	582	06/30/2023	USD	62,324,016	(53,767)
					(135,868)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	73

JPMorgan Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(38)	06/21/2023	USD	(4,244,125)	2,576
U.S. Treasury 10 Year Ultra Note	(15)	06/21/2023	USD	(1,759,688)	672
U.S. Treasury Ultra Bond	(1)	06/21/2023	USD	(135,688)	(1,416)
					1,832
					(134,036)

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 28, 2023:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	864,824,671	USD	6,588,889	Citibank, NA	3/15/2023	(225,288)
JPY	47,526,497	USD	353,504	HSBC Bank, NA	3/15/2023	(3,792)
Total unrealized depreciation						(229,080)
Net unrealized depreciation						(229,080)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 11,104,000	(245,111)	(26,669)	(271,780)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 13,825,000	(206,218)	(132,161)	(338,379)
						(451,329)	(158,830)	(610,159)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

74	February 28, 2023

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	75

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 61.7%
Australia — 0.9%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR 150,000	133,949
Commonwealth Bank of Australia
2.69%, 3/11/2031 (b) (c)	650,000	512,011
3.78%, 3/14/2032 (b) (c)	200,000	167,913
Glencore Funding LLC
4.13%, 5/30/2023 (b)	450,000	448,510
2.85%, 4/27/2031 (b)	450,000	368,174
2.63%, 9/23/2031 (b)	1,099,000	875,385
Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (c) (d)	75,000	66,329
		2,572,271
Austria — 0.1%
ams-OSRAM AG 6.00%, 7/31/2025 (a)	EUR 400,000	399,811
Belgium — 1.4%
Anheuser-Busch Cos. LLC
4.70%, 2/1/2036	520,000	488,087
4.90%, 2/1/2046	314,000	288,024
Anheuser-Busch InBev SA/NV 3.70%, 4/2/2040 (a)	EUR 200,000	193,658
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/6/2048	344,000	296,906
KBC Group NV
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (b) (d)	200,000	197,365
(EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a) (d)	EUR 300,000	299,480
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR 400,000	366,087
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR 400,000	349,089
Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (d) (e) (f)	EUR 100,000	105,643
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Belgium — continued
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (d) (e) (f)	EUR 800,000	836,488
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR 500,000	476,489
		3,897,316
Brazil — 0.2%
Guara Norte SARL 5.20%, 6/15/2034 (b)	295,935	247,232
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	194,287
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	40,380
7.00%, 3/16/2047 (a)	200,000	199,000
		680,899
Canada — 0.8%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	337,915
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c) (d)	570,000	498,626
Emera US Finance LP 2.64%, 6/15/2031	272,000	213,844
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	236,000	226,435
Federation des Caisses Desjardins du Quebec (SOFRINDX + 1.09%), 5.28%, 1/23/2026 (b) (d)	510,000	504,733
TransCanada PipeLines Ltd. 2.50%, 10/12/2031	500,000	396,537
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	54,152
		2,232,242
Chile — 0.1%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	338,761	248,989
Kenbourne Invest SA 6.88%, 11/26/2024 (b)	200,000	180,100
		429,089
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
China — 0.7%
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	340,525
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	167,000
Huarong Finance 2019 Co. Ltd. 2.13%, 9/30/2023 (a)	200,000	193,288
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	249,994
NXP BV
5.55%, 12/1/2028	772,000	770,552
2.65%, 2/15/2032	40,000	31,216
3.25%, 5/11/2041	300,000	207,431
		1,960,006
Colombia — 0.1%
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	176,250
Denmark — 0.1%
Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (d)	262,000	263,610
France — 9.2%
Accor SA 3.00%, 2/4/2026 (a) (g)	EUR 600,000	602,495
Airbus SE
1.63%, 6/9/2030 (a)	EUR 1,100,000	1,002,136
1.38%, 5/13/2031 (a)	EUR 300,000	260,868
Altice France SA 3.38%, 1/15/2028 (a)	EUR 1,000,000	813,107
Autoroutes du Sud de la France SA 1.13%, 4/20/2026 (a)	EUR 800,000	780,104
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (d)	EUR 600,000	591,518
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR 725,000	725,761
Banque Federative du Credit Mutuel SA 3.75%, 7/20/2023 (b)	715,000	710,835
BNP Paribas SA 3.50%, 3/1/2023 (b)	1,000,000	1,000,000
BPCE SA
5.15%, 7/21/2024 (b)	600,000	590,602
4.88%, 4/1/2026 (b)	450,000	435,306
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

France — continued
(SOFR + 2.10%), 5.97%, 1/18/2027 (b) (d)	638,000	637,228
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (d)	EUR 400,000	366,247
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (d)	480,000	367,540
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (d)	250,000	193,184
Burger King France SAS (EURIBOR 3 Month + 4.75%), 7.23%, 11/1/2026 (a) (d)	EUR 250,000	263,103
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a) (g)	EUR 400,000	343,719
CGG SA 7.75%, 4/1/2027 (a)	EUR 434,000	404,823
Chrome Bidco SASU 3.50%, 5/31/2028 (a)	EUR 739,000	635,061
Credit Agricole SA
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (d)	1,000,000	882,588
2.00%, 3/25/2029 (a)	EUR 200,000	179,985
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (d)	EUR 300,000	298,874
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (d) (e) (f)	EUR 1,000,000	1,013,277
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (d) (e) (f)	EUR 600,000	485,167
Elis SA 1.63%, 4/3/2028 (a)	EUR 900,000	811,547
Faurecia SE
3.13%, 6/15/2026 (a)	EUR 600,000	588,600
2.38%, 6/15/2027 (a)	EUR 600,000	543,429
3.75%, 6/15/2028 (a)	EUR 500,000	464,859
iliad SA 1.88%, 2/11/2028 (a)	EUR 700,000	607,249
Loxam SAS
2.88%, 4/15/2026 (a)	EUR 300,000	285,186
4.50%, 2/15/2027 (b)	EUR 288,000	281,613
Lune Holdings SARL 5.63%, 11/15/2028 (a)	EUR 375,000	329,717
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a) (d) (e) (f)	EUR 200,000	199,135
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	77

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a) (d) (e) (f)	EUR 400,000	421,904
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a) (d) (e) (f)	EUR 200,000	187,008
(EUR Swap Annual 5 Year + 2.10%), 1.75%, 7/15/2028 (a) (d) (e) (f)	EUR 700,000	612,993
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR 100,000	101,250
3.50%, 7/1/2028 (a)	EUR 373,000	333,371
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR 400,000	426,253
Quatrim SASU 5.88%, 1/15/2024 (a)	EUR 500,000	498,605
Renault SA
1.25%, 6/24/2025 (a)	EUR 400,000	388,747
2.00%, 9/28/2026 (a)	EUR 600,000	566,398
1.13%, 10/4/2027 (a)	EUR 800,000	693,979
Rexel SA 2.13%, 6/15/2028 (a)	EUR 500,000	463,628
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (b) (c) (d) (e) (f)	211,000	222,542
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e) (f)	525,000	432,705
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.34%, 1/21/2033 (b) (d)	501,000	405,845
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (b) (d)	580,000	591,678
7.37%, 1/10/2053 (b)	336,000	339,267
SPIE SA 2.63%, 6/18/2026 (a)	EUR 500,000	496,146
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	35,782
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

France — continued
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (d) (e) (f)	EUR 750,000	759,040
Vallourec SA 8.50%, 6/30/2026 (a)	EUR 500,000	531,361
		26,203,365
Germany — 5.2%
Bertelsmann SE & Co. KGaA (EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a) (d)	EUR 100,000	104,960
BK LC Lux Finco1 SARL 5.25%, 4/30/2029 (a)	EUR 700,000	656,622
Cheplapharm Arzneimittel GmbH
3.50%, 2/11/2027 (a)	EUR 300,000	280,831
4.38%, 1/15/2028 (a)	EUR 450,000	421,258
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (d)	EUR 500,000	502,725
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR 206,000	192,960
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (d)	1,075,000	1,050,814
(SOFR + 2.26%), 3.74%, 1/7/2033 (d)	450,000	344,778
Deutsche Lufthansa AG
2.00%, 7/14/2024 (a)	EUR 400,000	409,330
2.88%, 2/11/2025 (a)	EUR 1,000,000	1,014,070
Deutsche Telekom International Finance BV 2.49%, 9/19/2023 (b)	250,000	246,599
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR 700,000	648,944
Hapag-Lloyd AG 2.50%, 4/15/2028 (a)	EUR 400,000	387,118
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a) (h)	EUR 125,000	119,906
3.88% (Cash), 5/15/2027 (a) (h) (i)	EUR 500,000	469,224
Nidda Healthcare Holding GmbH 7.50%, 8/21/2026 (a)	EUR 500,000	517,612
Renk AG 5.75%, 7/15/2025 (a)	EUR 300,000	312,322
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR 450,000	443,809
3.38%, 10/12/2028 (a)	EUR 200,000	187,213
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR 219,799	223,183
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR 900,000	875,871
thyssenkrupp AG
2.88%, 2/22/2024 (a)	EUR 600,000	625,151
2.50%, 2/25/2025 (a)	EUR 200,000	206,780
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR 300,000	286,372
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR 350,000	329,165
Volkswagen International Finance NV
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a) (d) (e) (f)	EUR 400,000	393,782
(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028 (a) (d) (e) (f)	EUR 200,000	191,972
3.25%, 11/18/2030 (a)	EUR 600,000	584,295
Vonovia Finance BV 2.25%, 4/7/2030 (a)	EUR 1,100,000	987,507
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR 800,000	768,102
2.50%, 10/23/2027 (a)	EUR 300,000	275,488
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR 200,000	176,524
3.75%, 9/21/2028 (a)	EUR 500,000	469,061
		14,704,348
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	191,000	168,295
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	405,875	342,914
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	195,225
		706,434
Indonesia — 0.3%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (b)	200,000	197,252
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indonesia — continued
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	363,044
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	189,163
		749,459
Ireland — 1.5%
AerCap Ireland Capital DAC
2.45%, 10/29/2026	300,000	264,472
3.00%, 10/29/2028	569,000	484,852
AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (d)	EUR 750,000	740,481
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	121,838
2.88%, 2/15/2025 (b)	265,000	246,479
2.13%, 2/21/2026 (b)	940,000	823,413
4.25%, 4/15/2026 (b)	140,000	129,919
4.38%, 5/1/2026 (b)	60,000	55,817
Bank of Ireland Group plc (EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e) (f)	EUR 300,000	312,550
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR 1,000,000	990,272
		4,170,093
Israel — 0.2%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	143,647
5.38%, 3/30/2028 (a)	150,475	135,051
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	193,600
6.50%, 6/30/2027 (a)	165,554	157,160
		629,458
Italy — 4.4%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR 200,000	175,007
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (d)	EUR 200,000	212,206
Atlantia SpA
1.63%, 2/3/2025 (a)	EUR 300,000	297,992
1.88%, 7/13/2027 (a)	EUR 350,000	325,807
1.88%, 2/12/2028 (a)	EUR 400,000	356,502
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,266,975
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	79

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
3.50%, 4/6/2028 (b)	200,000	179,599
1.88%, 7/12/2028 (b)	425,000	348,465
0.50%, 6/17/2030 (a)	EUR 200,000	161,267
0.88%, 1/17/2031 (a)	EUR 493,000	401,370
2.25%, 7/12/2031 (b)	536,000	403,949
5.00%, 6/15/2032 (b)	200,000	182,602
Enel SpA
Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (d) (e) (f)	EUR 800,000	768,585
Series 9.5Y, (EUR Swap Annual 5 Year + 2.01%), 1.88%, 6/8/2030 (a) (d) (e) (f)	EUR 300,000	227,273
Eni SpA 4.25%, 5/9/2029 (b)	250,000	230,483
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR 384,000	342,695
Infrastrutture Wireless Italiane SpA 1.88%, 7/8/2026 (a)	EUR 500,000	483,320
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e) (f)	EUR 676,000	707,998
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (d)	200,000	133,968
Lottomatica SpA 5.13%, 7/15/2025 (a)	EUR 732,000	774,236
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR 577,000	457,135
Rossini SARL 6.75%, 10/30/2025 (a)	EUR 400,000	425,136
Saipem Finance International BV
3.75%, 9/8/2023 (a)	EUR 200,000	210,482
2.63%, 1/7/2025 (a)	EUR 300,000	304,600
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR 550,000	492,974
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR 300,000	281,637
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR 200,000	194,635
3.63%, 5/25/2026 (a)	EUR 400,000	399,811
2.38%, 10/12/2027 (a)	EUR 1,350,000	1,205,332
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (c) (d) (e) (f)	EUR 300,000	311,757
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Italy — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (d)	200,000	174,420
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (d)	200,000	156,592
		12,594,810
Japan — 1.0%
Mitsubishi UFJ Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (d)	707,000	626,647
Sumitomo Mitsui Financial Group, Inc. 3.75%, 7/19/2023	157,000	156,066
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,095,953
1.00%, 7/9/2029	EUR 363,000	318,632
2.05%, 3/31/2030	546,000	445,209
3.03%, 7/9/2040	270,000	197,774
		2,840,281
Kazakhstan — 0.1%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)	380,000	303,240
Kuwait — 0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	195,725
Luxembourg — 1.8%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR 500,000	407,616
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR 350,000	293,380
8.00%, 5/15/2027 (b)	EUR 123,000	103,102
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (h) (i)	EUR 200,000	162,109
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR 403,000	290,065
INEOS Finance plc 3.38%, 3/31/2026 (a)	EUR 247,000	239,046
Matterhorn Telecom SA 3.13%, 9/15/2026 (a)	EUR 775,000	744,140
Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR 400,000	416,218
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Luxembourg — continued
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR 650,000	638,692
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR 900,000	740,914
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.87%, 5/27/2026 (a) (d) (e) (f)	EUR 400,000	355,937
0.88%, 11/4/2027 (a)	EUR 130,000	116,870
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR 180,211	157,677
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR 500,000	469,090
		5,134,856
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	305,554
Mexico — 0.8%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (b) (c) (d)	200,000	179,537
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (b) (d) (e) (f)	488,000	440,664
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	112,809
Petroleos Mexicanos 5.95%, 1/28/2031	1,908,000	1,453,992
Southern Copper Corp. 5.88%, 4/23/2045	140,000	140,683
		2,327,685
Morocco — 0.1%
OCP SA 6.88%, 4/25/2044 (a)	200,000	181,750
Netherlands — 2.1%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	194,380
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (c) (d) (e) (f)	EUR 200,000	194,617
4.80%, 4/18/2026 (b)	200,000	192,200
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Netherlands — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (b) (d)	400,000	303,824
Cooperatieve Rabobank UA
3.88%, 9/26/2023 (b)	250,000	247,889
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (d)	365,000	323,885
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (c) (d) (e) (f)	EUR 400,000	378,657
ING Groep NV (SOFR + 1.83%), 4.02%, 3/28/2028 (d)	710,000	666,767
Nobel Bidco BV 3.13%, 6/15/2028 (a)	EUR 336,000	246,822
Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR 500,000	441,247
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR 400,000	338,747
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR 768,000	639,697
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (g)	EUR 700,000	676,531
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR 500,000	446,984
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR 800,000	640,966
		5,933,213
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	413,137
Norway — 0.4%
DNB Bank ASA (UK Government Bond 1 Year Note Generic Bid Yield + 1.35%), 2.62%, 6/10/2026 (a) (d)	GBP 1,000,000	1,137,699
Portugal — 0.8%
EDP - Energias de Portugal SA (EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (d)	EUR 1,000,000	951,930
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	656,263
1.50%, 11/22/2027 (a)	EUR 750,000	713,852
		2,322,045
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	81

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — 5.6%
Abertis Infraestructuras Finance BV
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (d) (e) (f)	EUR 600,000	567,972
(EUR Swap Annual 5 Year + 3.27%), 2.62%, 1/26/2027 (a) (d) (e) (f)	EUR 100,000	87,260
Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (a) (c) (d) (e) (f)	EUR 400,000	405,569
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (d)	EUR 300,000	299,004
Banco Santander SA
5.15%, 8/18/2025	1,400,000	1,382,628
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	800,000	689,468
CaixaBank SA
(EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a) (c) (d) (e) (f)	EUR 400,000	420,910
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e) (f)	EUR 400,000	417,792
1.13%, 3/27/2026 (a)	EUR 1,000,000	963,918
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a) (d)	EUR 800,000	834,145
Cellnex Finance Co. SA 2.25%, 4/12/2026 (a)	EUR 500,000	489,364
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR 500,000	453,362
1.88%, 6/26/2029 (a)	EUR 400,000	346,735
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR 950,000	979,695
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR 307,000	285,748
5.50%, 7/15/2027 (a)	EUR 400,000	372,310
Grifols SA
1.63%, 2/15/2025 (a)	EUR 550,000	543,981
2.25%, 11/15/2027 (a)	EUR 1,000,000	920,051
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR 100,000	89,200
3.50%, 4/30/2028 (a)	EUR 100,000	78,272
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Spain — continued
Iberdrola International BV (EUR Swap Annual 5 Year + 2.06%), 2.62%, 12/26/2023 (a) (d) (e) (f)	EUR 800,000	827,773
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR 392,000	356,858
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR 1,066,000	1,014,757
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (d) (e) (f)	EUR 200,000	204,136
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR 800,000	819,929
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	126,090
Telefonica Europe BV
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (d) (e) (f)	EUR 100,000	104,580
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (d) (e) (f)	EUR 900,000	878,681
(EUR Swap Annual 6 Year + 2.87%), 2.88%, 2/24/2028 (a) (d) (e) (f)	EUR 1,000,000	872,687
		15,832,875
Sweden — 0.8%
Dometic Group AB 3.00%, 5/8/2026 (a)	EUR 400,000	373,791
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e) (f)	200,000	170,978
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR 275,000	263,686
3.25%, 2/15/2027 (a)	EUR 900,000	823,237
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR 200,000	169,496
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR 200,000	200,716
2.50%, 10/7/2027 (a)	EUR 300,000	280,262
		2,282,166
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Switzerland — 1.7%
Credit Suisse Group AG
3.80%, 6/9/2023	300,000	296,400
(SOFR + 3.34%), 6.37%, 7/15/2026 (b) (d)	300,000	282,216
4.28%, 1/9/2028 (b)	550,000	461,750
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (d)	274,000	217,303
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (d)	561,000	394,740
(SOFR + 5.02%), 9.02%, 11/15/2033 (b) (d)	250,000	262,544
Dufry One BV 2.50%, 10/15/2024 (a)	EUR 700,000	720,933
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP 300,000	259,539
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (d)	200,000	190,000
UBS Group AG
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (d)	322,000	311,712
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	280,000	215,083
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (d)	430,000	337,920
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (d)	200,000	187,217
Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (d)	EUR 700,000	700,628
		4,837,985
Taiwan — 0.3%
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	361,828
TSMC Global Ltd. 2.25%, 4/23/2031 (b)	700,000	567,791
		929,619
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — 9.9%
888 Acquisitions Ltd. 7.56%, 7/15/2027 (b)	EUR 230,000	207,997
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR 700,000	605,164
4.00%, 9/18/2042	490,000	427,628
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	630,000	606,621
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (d)	398,000	392,087
Bellis Acquisition Co. plc
3.25%, 2/16/2026 (a)	GBP 100,000	99,614
4.50%, 2/16/2026 (a)	GBP 200,000	205,940
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	204,000	194,492
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a) (d) (e) (f)	EUR 600,000	585,753
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (a) (d) (e) (f)	EUR 200,000	184,751
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	94,000	86,136
Centrica plc 4.38%, 3/13/2029 (a)	GBP 200,000	224,779
Constellation Automotive Financing plc 4.88%, 7/15/2027 (a)	GBP 169,000	146,820
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP 400,000	408,411
EC Finance plc 3.00%, 10/15/2026 (a)	EUR 799,000	771,085
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR 600,000	554,499
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP 717,952	688,011
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP 700,000	693,459
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR 800,000	787,856
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	83

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
6.75%, 12/3/2026 (a)	GBP 300,000	373,693
1.50%, 2/11/2030 (a)	EUR 300,000	259,935
1.88%, 3/14/2034 (a)	EUR 250,000	197,497
5.88%, 5/13/2041 (a)	GBP 100,000	119,833
HSBC Holdings plc
(SOFR + 1.54%), 1.64%, 4/18/2026 (d)	490,000	448,891
(SOFR + 3.03%), 7.34%, 11/3/2026 (d)	720,000	750,346
5.75%, 12/20/2027 (a)	GBP 200,000	239,169
(SOFR + 2.61%), 5.21%, 8/11/2028 (d)	380,000	371,580
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,270,000	1,075,075
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (d)	374,000	335,102
(SOFR + 1.41%), 2.87%, 11/22/2032 (d)	440,000	348,549
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP 100,000	107,234
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR 400,000	363,891
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (a)	EUR 200,000	186,155
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR 300,000	268,487
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR 600,000	518,802
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR 200,000	204,604
4.50%, 1/15/2026 (a)	EUR 400,000	387,645
Lloyds Banking Group plc
4.05%, 8/16/2023	415,000	412,345
4.58%, 12/10/2025	200,000	192,373
National Grid plc
2.18%, 6/30/2026 (a)	EUR 900,000	896,663
0.25%, 9/1/2028 (a)	EUR 800,000	686,234
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)	780,000	765,781
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e) (f)	450,000	421,970
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — continued
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027 (c) (d) (e) (f)	GBP 276,000	288,257
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (d)	400,000	396,055
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (d)	EUR 1,200,000	1,020,469
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (d)	EUR 730,000	655,886
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR 500,000	497,463
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP 438,000	467,578
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP 554,000	549,904
Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR 600,000	604,554
Santander UK Group Holdings plc
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	285,000	289,868
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	900,000	785,701
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	665,000	673,128
South Eastern Power Networks plc 5.63%, 9/30/2030 (a)	GBP 300,000	370,630
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (b) (d)	312,000	299,106
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (d)	395,000	380,181
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (b) (d)	200,000	216,164
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (b)	214,000	218,676
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (d)	306,000	287,547
Synthomer plc 3.88%, 7/1/2025 (a)	EUR 500,000	491,206
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR 500,000	408,378
Vodafone Group plc
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (d)	EUR 300,000	288,752
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (d)	EUR 300,000	312,849
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)	429,000	420,547
Series NC10, (EUR Swap Annual 5 Year + 3.48%), 3.00%, 8/27/2080 (a) (d)	EUR 625,000	528,916
		28,254,772
United States — 10.6%
AbbVie, Inc. 4.25%, 11/21/2049	220,000	183,195
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,092
3.95%, 7/15/2030 (b)	42,000	36,771
Aetna, Inc. 2.80%, 6/15/2023	595,000	590,751
Air Lease Corp.
5.30%, 2/1/2028	571,000	554,789
3.13%, 12/1/2030	555,000	456,317
Alexander Funding Trust 1.84%, 11/15/2023 (b)	70,000	67,629
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (d) (e) (f)	104,000	88,286
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR 100,000	88,783
Amgen, Inc.
2.45%, 2/21/2030	120,000	100,713
5.25%, 3/2/2033 (j)	200,000	198,607
5.60%, 3/2/2043 (j)	159,000	157,018
5.65%, 3/2/2053 (j)	180,000	178,518
AT&T, Inc.
3.50%, 9/15/2053	130,000	89,243
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
3.55%, 9/15/2055	99,000	67,063
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (d)	430,000	425,507
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)	560,000	454,902
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	290,000	235,200
(SOFR + 1.22%), 2.30%, 7/21/2032 (d)	470,000	367,562
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053	47,000	41,115
Boeing Co. (The) 5.81%, 5/1/2050	205,000	195,001
BP Capital Markets America, Inc. 2.72%, 1/12/2032	881,000	738,228
Bristol-Myers Squibb Co. 2.95%, 3/15/2032	125,000	107,913
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	442,000	373,004
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	129,538
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	239,423
CF Industries, Inc. 4.95%, 6/1/2043	224,000	187,984
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (d) (e) (f)	312,000	283,893
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (f)	320,000	270,528
Charter Communications Operating LLC
3.70%, 4/1/2051	308,000	188,333
3.90%, 6/1/2052	282,000	178,204
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d) (e) (f)	29,000	28,311
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	85

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	160,000	146,400
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	720,000	646,128
Series Y, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.15%, 11/15/2026 (d) (e) (f)	620,000	532,425
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	320,000	256,952
(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	140,000	110,473
Comcast Corp. 2.94%, 11/1/2056	290,000	181,895
Conagra Brands, Inc. 0.50%, 8/11/2023	430,000	420,842
Constellation Energy Generation LLC
5.80%, 3/1/2033	200,000	202,283
5.60%, 6/15/2042	210,000	202,062
CVS Health Corp. 5.25%, 2/21/2033	370,000	364,208
Danaher Corp. 2.80%, 12/10/2051	85,000	56,198
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	232,313
Discover Bank 4.20%, 8/8/2023	655,000	651,275
Discovery Communications LLC 3.63%, 5/15/2030	50,000	42,788
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	110,109
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	89,828
Enterprise Products Operating LLC 5.35%, 1/31/2033	215,000	214,867
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	249,664
Fidelity National Information Services, Inc. 2.00%, 5/21/2030	EUR 200,000	181,861
Fiserv, Inc. 1.63%, 7/1/2030	EUR 100,000	88,225
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	400,000	362,247
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
3.63%, 6/17/2031	467,000	369,971
Freeport-McMoRan, Inc.
4.25%, 3/1/2030	218,000	197,427
5.40%, 11/14/2034	523,000	492,276
General Electric Co. 4.13%, 9/19/2035 (a)	EUR 100,000	103,091
General Motors Financial Co., Inc. 2.75%, 6/20/2025	39,000	36,585
Georgia Power Co. Series A, 2.10%, 7/30/2023	785,000	774,494
Global Payments, Inc.
2.90%, 11/15/2031	265,000	210,146
5.95%, 8/15/2052	344,000	318,047
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	10,000	8,582
(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	355,000	310,961
(SOFR + 1.28%), 2.62%, 4/22/2032 (d)	290,000	232,900
(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	190,000	149,230
(SOFR + 1.26%), 2.65%, 10/21/2032 (d)	300,000	239,200
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	45,244
HCA, Inc.
5.88%, 2/15/2026	185,000	184,855
2.38%, 7/15/2031	370,000	288,101
5.50%, 6/15/2047	250,000	224,830
5.25%, 6/15/2049	120,000	103,500
3.50%, 7/15/2051	150,000	97,679
4.63%, 3/15/2052 (b)	687,000	540,489
Healthpeak Properties Interim, Inc., REIT 5.25%, 12/15/2032	367,000	360,294
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	515,263
3.50%, 11/2/2026 (a)	150,000	139,260
Intel Corp.
5.20%, 2/10/2033	375,000	367,991
5.70%, 2/10/2053	2,000	1,954
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR 200,000	185,218
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Kansas City Southern 3.50%, 5/1/2050	90,000	65,504
Kinder Morgan, Inc. 5.20%, 6/1/2033	230,000	219,005
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	166,816
Morgan Stanley
(SOFR + 0.46%), 5.02%, 1/25/2024 (d)	598,000	597,627
(SOFR + 0.62%), 0.73%, 4/5/2024 (d)	545,000	542,224
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)	690,000	609,195
(SOFR + 1.61%), 4.21%, 4/20/2028 (d)	315,000	299,224
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	455,000	446,814
(SOFR + 1.18%), 2.24%, 7/21/2032 (d)	220,000	171,128
(SOFR + 1.20%), 2.51%, 10/20/2032 (d)	173,000	136,927
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	125,000	122,135
MPLX LP
5.00%, 3/1/2033	150,000	140,734
5.65%, 3/1/2053	30,000	27,624
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	351,338
Oracle Corp. 5.55%, 2/6/2053	250,000	229,083
Pacific Gas and Electric Co.
3.30%, 3/15/2027	366,000	333,853
6.15%, 1/15/2033	460,000	454,062
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b) (g)	9,000	6,774
PepsiCo, Inc. 0.75%, 3/18/2027	EUR 1,100,000	1,038,183
PNC Financial Services Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	410,000	338,824
(SOFR + 1.93%), 5.07%, 1/24/2034 (d)	210,000	203,059
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	79,973
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Roper Technologies, Inc. 2.95%, 9/15/2029	446,000	387,743
Southern California Edison Co. Series J, 0.70%, 8/1/2023	460,000	451,015
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	57,609
3.70%, 4/14/2027	210,000	198,172
4.00%, 4/14/2032	70,000	62,350
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR 100,000	82,230
T-Mobile USA, Inc.
2.63%, 2/15/2029	34,000	28,921
2.55%, 2/15/2031	81,000	66,109
Toyota Motor Credit Corp. 0.50%, 8/14/2023	750,000	734,626
Truist Financial Corp. (SOFR + 1.85%), 5.12%, 1/26/2034 (d)	90,000	87,575
Union Electric Co. 3.90%, 4/1/2052	80,000	64,137
Verizon Communications, Inc.
2.55%, 3/21/2031	330,000	269,936
2.36%, 3/15/2032	60,000	47,169
2.65%, 11/20/2040	60,000	40,638
VMware, Inc. 2.20%, 8/15/2031	290,000	219,915
Warnermedia Holdings, Inc.
4.28%, 3/15/2032 (b)	822,000	709,642
5.05%, 3/15/2042 (b)	155,000	125,571
5.14%, 3/15/2052 (b)	470,000	368,435
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	340,000	304,088
		30,058,039
Total Corporate Bonds (Cost $202,458,387)		175,660,102
Foreign Government Securities — 27.8%
Angola — 0.2%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	190,050
8.75%, 4/14/2032 (b)	483,000	435,908
		625,958
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	87

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Australia — 4.7%
Commonwealth of Australia
5.50%, 4/21/2023 (a)	AUD 4,688,000	3,162,827
1.25%, 5/21/2032	AUD 16,638,000	8,954,877
3.00%, 3/21/2047 (a)	AUD 2,140,000	1,178,352
		13,296,056
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	265,906
Brazil — 6.0%
Notas do Tesouro Nacional
10.00%, 1/1/2025 (k)	BRL 40,000,000	7,327,979
10.00%, 1/1/2027	BRL 56,000,000	9,797,792
		17,125,771
Canada — 3.4%
Canada Government Bond
0.50%, 11/1/2023	CAD 8,500,000	6,066,614
0.75%, 2/1/2024	CAD 5,000,000	3,538,842
		9,605,456
Colombia — 0.2%
Republic of Colombia
3.13%, 4/15/2031	460,000	332,867
5.20%, 5/15/2049	520,000	343,785
		676,652
Costa Rica — 0.1%
Republic of Costa Rica 6.13%, 2/19/2031 (a)	300,000	290,119
Cote D'Ivoire — 0.5%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	255,150
6.13%, 6/15/2033 (a)	570,000	490,200
6.88%, 10/17/2040 (b)	EUR 730,000	567,509
		1,312,859
Dominican Republic — 0.4%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	282,590
5.30%, 1/21/2041 (b)	375,000	292,453
6.85%, 1/27/2045 (a)	660,000	586,493
		1,161,536
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ecuador — 0.1%
Republic of Ecuador 2.50%, 7/31/2035 (a) (g)	537,000	187,547
Hungary — 0.1%
Hungary Government Bond 6.75%, 9/25/2052 (b)	394,000	403,850
Israel — 0.2%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	421,088
Italy — 1.8%
Italian Republic Government Bond
0.88%, 5/6/2024	962,000	904,467
2.38%, 10/17/2024	3,295,000	3,112,698
2.88%, 10/17/2029	1,135,000	958,603
		4,975,768
Kazakhstan — 0.1%
Republic of Kazakhstan 1.50%, 9/30/2034 (b)	EUR 370,000	282,089
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (k)	227,000	15,507
6.65%, 11/3/2028 (a) (k)	226,000	15,255
		30,762
Mexico — 1.9%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN 37,280,000	1,854,393
8.50%, 11/18/2038	MXN 42,000,000	2,144,349
United Mexican States
6.35%, 2/9/2035	325,000	333,775
3.77%, 5/24/2061	392,000	257,324
3.75%, 4/19/2071	1,433,000	926,345
		5,516,186
New Zealand — 0.8%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD 952,000	585,549
2.75%, 4/15/2037 (a)	NZD 3,201,000	1,579,978
		2,165,527
Nigeria — 0.2%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	270,000
7.38%, 9/28/2033 (b)	327,000	237,075
		507,075
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Oman — 0.4%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	293,587
6.25%, 1/25/2031 (a)	550,000	554,400
6.75%, 1/17/2048 (a)	320,000	306,800
		1,154,787
Paraguay — 0.3%
Republic of Paraguay
5.00%, 4/15/2026 (a)	302,000	294,318
4.95%, 4/28/2031 (b)	550,000	516,244
		810,562
Philippines — 0.2%
Republic of Philippines
2.95%, 5/5/2045	330,000	233,511
5.50%, 1/17/2048	200,000	202,522
		436,033
Portugal — 1.5%
Portuguese Republic 5.13%, 10/15/2024 (a)	4,260,000	4,242,960
Qatar — 0.1%
State of Qatar
5.10%, 4/23/2048 (a)	245,000	241,325
4.40%, 4/16/2050 (b)	200,000	179,500
		420,825
Romania — 0.4%
Romania Government Bond
6.63%, 9/27/2029 (b)	EUR 776,000	830,009
4.63%, 4/3/2049 (b)	EUR 276,000	212,740
7.63%, 1/17/2053 (b)	148,000	159,748
		1,202,497
Saudi Arabia — 0.2%
Kingdom of Saudi Arabia 5.00%, 1/18/2053 (b)	566,000	516,475
Senegal — 0.2%
Republic of Senegal 6.25%, 5/23/2033 (a)	660,000	543,675
Serbia — 0.1%
Republic of Serbia 1.50%, 6/26/2029 (b)	EUR 410,000	322,207
South Africa — 1.5%
Republic of South Africa
4.30%, 10/12/2028	490,000	433,650
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Africa—continued
8.25%, 3/31/2032	ZAR 29,250,000	1,370,607
8.88%, 2/28/2035	ZAR 39,832,132	1,842,771
5.75%, 9/30/2049	710,000	515,637
		4,162,665
Spain — 1.7%
Bonos and Obligaciones del Estado
2.75%, 10/31/2024 (a)	EUR 2,790,000	2,926,915
1.60%, 4/30/2025 (a)	EUR 2,000,000	2,042,190
		4,969,105
Turkey — 0.1%
Republic of Turkey 9.88%, 1/15/2028	350,000	354,813
United Arab Emirates — 0.3%
United Arab Emirates Government Bond
4.05%, 7/7/2032 (b)	441,000	427,301
4.00%, 7/28/2050 (b)	400,000	253,450
4.95%, 7/7/2052 (b)	305,000	296,003
		976,754
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	87,039
Total Foreign Government Securities (Cost $86,702,556)		79,050,602
Asset-Backed Securities — 2.2%
Cayman Islands — 0.4%
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1, 5.96%, 1/22/2035 (b) (i)	250,000	244,812
Dryden 68 CLO Ltd. Series 2019-68A, Class AR, 5.96%, 7/15/2035 (b) (i)	290,000	285,750
Galaxy CLO Ltd. Series 2013-15A, Class ARR, 5.76%, 10/15/2030 (b) (i)	246,671	244,627
Neuberger Berman CLO Series 2013-15A, Class A1R2, 5.71%, 10/15/2029 (b) (i)	249,788	247,548
		1,022,737
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	89

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United States — 1.8%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (b)	92,283	89,371
American Credit Acceptance Receivables Trust
Series 2023-1, Class A, 5.45%, 9/14/2026 (b)	300,000	299,652
Series 2023-1, Class C, 5.59%, 4/12/2029 (b)	267,000	263,112
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	81,000	80,899
Chase Funding Trust Series 2003-6, Class 1A7, 4.84%, 11/25/2034 (g)	61,429	60,439
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 5.53%, 1/25/2034 (i)	74,665	70,158
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	5,573	5,570
Series 2019-1A, Class E, 4.94%, 2/17/2026 (b)	100,000	99,850
Exeter Automobile Receivables Trust Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	5,712	5,710
Flagship Credit Auto Trust
Series 2023-1, Class A3, 5.01%, 8/16/2027 (b)	88,000	87,080
Series 2023-1, Class B, 5.05%, 1/18/2028 (b)	66,000	65,212
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 (b)	670,000	664,920
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2B, 5.10%, 6/20/2025 (i)	120,000	120,227
Series 2023-1, Class A3, 5.16%, 4/20/2026	172,000	171,890
GoldenTree Loan Opportunities Ltd. Series 2015-10A, Class AR, 5.93%, 7/20/2031 (b) (i)	275,000	272,555
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	137,126	135,507
Series 2019-1, Class A, 2.95%, 5/15/2028	43,294	37,118
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2020-1, Class B, 7.75%, 11/15/2028	37,192	36,511
Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 (b)	580,000	535,002
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 (b)	250,000	215,432
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (b)	150,000	139,789
Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	601,972
Structured Asset Investment Loan Trust Series 2005-HE3, Class M1, 5.34%, 9/25/2035 (i)	24,086	23,516
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	1,125,000	1,074,473
		5,155,965
Total Asset-Backed Securities (Cost $6,396,023)		6,178,702
Commercial Mortgage-Backed Securities — 1.6%
United States — 1.6%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 ‡ (b)	400,000	394,851
BANK
Series 2018-BN10, Class C, 4.16%, 2/15/2061 (i)	70,000	59,729
Series 2018-BN13, Class C, 4.58%, 8/15/2061 (i)	118,000	99,660
Series 2019-BN20, Class C, 3.66%, 9/15/2062 (i)	176,000	140,374
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 (i)	315,000	253,905
BHMS Series 2018-ATLS, Class A, 5.84%, 7/15/2035 (b) (i)	130,000	127,578
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.10%, 2/28/2025 (b) (i)	1,000,000	887,378
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.43%, 11/15/2050 (i)	28,000	24,076
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
CD Mortgage Trust Series 2016-CD2, Class C, 3.98%, 11/10/2049 (i)	21,000	16,997
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class C, 4.43%, 7/10/2047 (i)	21,000	19,858
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.28%, 7/25/2023 (i)	3,539,462	2,042
Series K739, Class X1, IO, 1.22%, 9/25/2027 (i)	2,108,102	87,357
Series K153, Class X3, IO, 3.78%, 4/25/2035 (i)	340,000	79,326
Series K036, Class X3, IO, 2.12%, 12/25/2041 (i)	2,640,000	35,597
Series K041, Class X3, IO, 1.64%, 11/25/2042 (i)	3,470,000	77,383
Series K054, Class X3, IO, 1.60%, 4/25/2043 (i)	1,365,000	58,075
Series K050, Class X3, IO, 1.55%, 10/25/2043 (i)	1,010,000	32,851
Series K051, Class X3, IO, 1.61%, 10/25/2043 (i)	1,395,000	53,294
Series K052, Class X3, IO, 1.61%, 1/25/2044 (i)	750,000	28,102
Series K726, Class X3, IO, 2.15%, 7/25/2044 (i)	2,890,000	66,919
Series K067, Class X3, IO, 2.11%, 9/25/2044 (i)	1,385,000	105,638
Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	400,000	33,351
Series K089, Class X3, IO, 2.30%, 1/25/2046 (i)	850,000	92,470
Series K078, Class X3, IO, 2.21%, 6/25/2046 (i)	1,820,000	171,585
Series K088, Class X3, IO, 2.35%, 2/25/2047 (i)	980,000	108,694
FREMF Series 2018-KF46, Class B, 6.52%, 3/25/2028 (b) (i)	241,539	222,715
FREMF Mortgage Trust
Series 2017-KF31, Class B, 7.47%, 4/25/2024 (b) (i)	38,243	38,022
Series 2017-KF36, Class B, 7.22%, 8/25/2024 (b) (i)	30,220	29,536
Series 2017-KF38, Class B, 7.07%, 9/25/2024 (b) (i)	19,724	19,430
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2018-KF47, Class B, 6.57%, 5/25/2025 (b) (i)	9,422	9,227
Series 2018-KF49, Class B, 6.47%, 6/25/2025 (b) (i)	133,614	127,987
Series 2017-K728, Class B, 3.65%, 11/25/2050 (b) (i)	190,000	183,155
Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (i)	105,000	100,313
GNMA Series 2017-23, IO, 0.61%, 5/16/2059 (i)	249,851	8,455
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.61%, 11/10/2045 (b) (i)	282,246	261,062
Series 2015-GC30, Class C, 4.07%, 5/10/2050 (i)	36,000	32,121
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (i)	62,000	55,528
Series 2015-C31, Class C, 4.62%, 8/15/2048 (i)	23,000	20,138
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.38%, 12/15/2049 (i)	28,000	23,366
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (i)	134,898	59,084
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.06%, 2/15/2047 (i)	21,000	20,496
Series 2015-C24, Class C, 4.33%, 5/15/2048 (i)	36,000	32,871
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.49%, 11/14/2042 (i)	35,173	34,422
Series 2015-MS1, Class B, 4.02%, 5/15/2048 (i)	28,000	25,786
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 (i)	106,000	95,976
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (i)	81,334	77,393
Series 2019-1, Class M1, 3.94%, 3/25/2049 (b) (i)	93,751	82,856
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	91

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class C, 4.18%, 7/15/2048 (i)	23,000	18,822
Series 2019-C49, Class C, 4.87%, 3/15/2052 (i)	59,000	51,131
Total Commercial Mortgage-Backed Securities (Cost $5,232,023)		4,686,982
Collateralized Mortgage Obligations — 1.1%
United Kingdom — 0.0% ^
Brass NO 8 plc Series 8A, Class A1, 5.57%, 11/16/2066 (b) (i)	21,638	21,634
United States — 1.1%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	87,084	76,871
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	55,606	47,611
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	65,468	61,590
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	117,762	67,645
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 3.80%, 2/25/2037 (i)	12,683	12,064
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	41,357	20,395
Connecticut Avenue Securities Trust Series 2023-R02, Class 1M1, 6.79%, 1/25/2043 (b) (i)	363,637	366,055
FHLMC, REMIC
Series 2916, Class S, IF, IO, 2.66%, 1/15/2035 (i)	1,125,918	76,681
Series 4305, Class SK, IF, IO, 2.01%, 2/15/2044 (i)	400,909	42,306
Series 4689, Class SD, IF, IO, 1.56%, 6/15/2047 (i)	266,704	31,290
Series 4714, Class SA, IF, IO, 1.56%, 8/15/2047 (i)	216,646	22,970
Series 5022, IO, 3.00%, 9/25/2050	401,333	56,754
Series 5023, Class MI, IO, 3.00%, 10/25/2050	728,502	128,018
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 4839, Class WS, IF, IO, 1.51%, 8/15/2056 (i)	1,786,269	231,259
FNMA, REMIC
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	567,299	24,271
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	480,928	37,795
Series 2012-93, Class SE, IF, IO, 1.48%, 9/25/2042 (i)	81,676	7,546
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	82,758	14,383
Series 2012-133, Class NS, IF, IO, 1.53%, 12/25/2042 (i)	141,309	12,880
Series 2015-40, Class LS, IF, IO, 1.55%, 6/25/2045 (i)	202,364	18,255
Series 2016-75, Class SC, IF, IO, 1.48%, 10/25/2046 (i)	482,232	31,899
Series 2017-31, Class SG, IF, IO, 1.48%, 5/25/2047 (i)	681,326	69,435
Series 2017-39, Class ST, IF, IO, 1.48%, 5/25/2047 (i)	190,704	21,344
Series 2017-69, Class SH, IF, IO, 1.58%, 9/25/2047 (i)	307,172	34,844
Series 2019-42, Class SK, IF, IO, 1.43%, 8/25/2049 (i)	512,534	50,514
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	64,740	2,400
GNMA
Series 2017-107, Class KS, IF, IO, 1.60%, 7/20/2047 (i)	178,143	15,790
Series 2015-H13, Class GI, IO, 1.41%, 4/20/2065 (i)	107,980	2,360
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 5.18%, 7/25/2029 (i)	29,563	27,480
MFA Trust Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (b) (g)	230,000	229,361
PNMAC GMSR ISSUER TRUST Series 2018-GT2, Class A, 7.27%, 8/25/2025 (b) (i)	210,000	206,036
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
United States — continued
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 4.96%, 7/25/2034 (i)	11,402	10,752
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (b) (i)	1,200,000	1,124,280
		3,183,134
Total Collateralized Mortgage Obligations (Cost $3,936,918)		3,204,768
Supranational — 0.3%
African Export-Import Bank (The), 5.25%, 10/11/2023 (a)	200,000	198,000
European Union, 0.10%, 10/4/2040 (a)	EUR 1,070,000	631,848
Total Supranational (Cost $1,415,773)		829,848
	NO. OF WARRANTS
Warrants — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *(Cost $—)	16	120
	SHARES
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (l) (m)(Cost $486,978)	486,978	486,978
Total Investments — 94.9% (Cost $306,628,658)		270,098,102
Other Assets Less Liabilities — 5.1%		14,409,334
NET ASSETS — 100.0%		284,507,436

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLO	Collateralized Loan Obligations
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NZD	New Zealand Dollar
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	93

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $6,110,718 or 2.15% of the
Fund’s net assets as of February 28, 2023 .

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Defaulted security.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Buxl 30 Year Bond	42	03/08/2023	EUR	5,964,286	(424,538)
U.S. Treasury 10 Year Note	217	06/21/2023	USD	24,236,188	(29,440)
U.S. Treasury Ultra Bond	2	06/21/2023	USD	271,375	402
U.S. Treasury 5 Year Note	48	06/30/2023	USD	5,140,125	(3,854)
					(457,430)
Short Contracts
Euro-Bobl	(314)	03/08/2023	EUR	(38,253,329)	1,519,489
Euro-Bund	(30)	03/08/2023	EUR	(4,217,367)	139,482
Japan 10 Year Bond	(18)	03/13/2023	JPY	(19,409,937)	61,045
U.S. Treasury Long Bond	(5)	06/21/2023	USD	(627,188)	2,684
U.S. Treasury 10 Year Ultra Note	(67)	06/21/2023	USD	(7,859,937)	3,000
U.S. Treasury Ultra Bond	(9)	06/21/2023	USD	(1,221,188)	(12,707)
U.S. Treasury 2 Year Note	(4)	06/30/2023	USD	(814,969)	2,430
U.S. Treasury 5 Year Note	(82)	06/30/2023	USD	(8,781,047)	8,250
					1,723,673
					1,266,243

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Forward foreign currency exchange contracts outstanding as of February 28, 2023:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	662,270	EUR	604,742	BNP Paribas	3/3/2023	22,595
USD	852,160	EUR	784,227	Citibank, NA	3/3/2023	22,633
USD	100,145,106	EUR	92,344,746	HSBC Bank, NA	3/3/2023	2,466,145
USD	172,871	EUR	158,784	Merrill Lynch International	3/3/2023	4,915
USD	664,882	EUR	617,117	Morgan Stanley	3/3/2023	12,117
USD	302,959	EUR	282,702	Royal Bank of Canada	3/3/2023	3,927
USD	6,994,380	GBP	5,675,611	Citibank, NA	3/3/2023	167,357
BRL	7,376,305	USD	1,402,259	Goldman Sachs International**	3/23/2023	535
CLP	1,157,423,312	USD	1,389,380	Goldman Sachs International**	3/23/2023	5,070
MXN	2,974,133	USD	159,216	BNP Paribas	3/23/2023	2,658
PLN	12,307,656	USD	2,759,279	BNP Paribas	3/23/2023	3,130
USD	15,769,506	AUD	22,612,840	Barclays Bank plc	3/23/2023	540,907
USD	1,412,822	AUD	2,049,380	Citibank, NA	3/23/2023	32,669
USD	17,355,777	BRL	89,954,647	BNP Paribas**	3/23/2023	248,588
USD	6,082,969	CAD	8,127,205	BNP Paribas	3/23/2023	125,677
USD	3,125,472	CNY	21,268,088	Citibank, NA**	3/23/2023	55,606
USD	1,392,116	COP	6,697,125,764	BNP Paribas**	3/23/2023	20,029
USD	2,086,169	EUR	1,960,598	Standard Chartered Bank	3/23/2023	9,681
USD	13,892,259	EUR	12,881,595	TD Bank Financial Group	3/23/2023	249,239
USD	1,420,101	KRW	1,790,151,017	BNP Paribas**	3/23/2023	64,096
USD	2,297,843	NZD	3,623,442	Citibank, NA	3/23/2023	57,424
USD	5,634,557	PHP	308,627,244	Goldman Sachs International**	3/23/2023	71,559
USD	4,516,951	ZAR	80,813,227	BNP Paribas	3/23/2023	124,926
USD	1,414,804	ZAR	25,356,115	Goldman Sachs International	3/23/2023	36,753
ZAR	40,892,061	USD	2,216,247	BNP Paribas	3/23/2023	6,149
USD	94,769,258	EUR	89,101,930	Morgan Stanley	4/5/2023	324,722
USD	6,547,596	GBP	5,417,907	Barclays Bank plc	4/5/2023	26,393
Total unrealized appreciation						4,705,500
EUR	817,610	USD	875,890	HSBC Bank, NA	3/3/2023	(11,050)
EUR	5,281,583	USD	5,768,761	Standard Chartered Bank	3/3/2023	(182,091)
GBP	257,704	USD	311,049	Royal Bank of Canada	3/3/2023	(1,065)
AUD	465,166	USD	323,513	Merrill Lynch International	3/23/2023	(10,248)
CNY	9,659,173	USD	1,427,098	Goldman Sachs International**	3/23/2023	(32,880)
COP	6,777,150,779	USD	1,393,415	Citibank, NA**	3/23/2023	(4,932)
CZK	62,314,993	USD	2,814,155	BNP Paribas	3/23/2023	(12,732)
EUR	2,638,138	CZK	62,892,937	BNP Paribas	3/23/2023	(33,329)
EUR	799,668	USD	855,978	State Street Corp.	3/23/2023	(9,042)
JPY	744,467,873	USD	5,655,014	Citibank, NA	3/23/2023	(170,264)
KRW	5,229,060,371	USD	4,129,368	Citibank, NA**	3/23/2023	(168,454)
PHP	78,189,235	USD	1,425,250	Goldman Sachs International**	3/23/2023	(15,891)
THB	92,917,047	USD	2,755,081	BNP Paribas	3/23/2023	(120,254)
THB	47,458,379	USD	1,413,714	Goldman Sachs International	3/23/2023	(67,948)
USD	1,421,911	MXN	27,056,825	HSBC Bank, NA	3/23/2023	(50,714)
EUR	605,447	USD	646,108	Merrill Lynch International	4/5/2023	(4,358)
Total unrealized depreciation						(895,252)
Net unrealized appreciation						3,810,248

Abbreviations
AUD	Australian Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	95

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared interest rate swap contracts outstanding as of February 28, 2023:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECIEVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
1 day SOFR annually	2.95 annually	Receive	12/17/2035	USD 3,750,000	—	91,708
1 day SOFR annually	3.03 annually	Receive	12/4/2035	USD 7,500,000	—	136,135
					—	227,843
1 day SOFR annually	2.74 annually	Pay	12/17/2027	USD 17,000,000	—	(139,729)
1 day SOFR annually	2.87 annually	Pay	12/4/2027	USD 34,000,000	—	(208,370)
					—	(348,099)
						(120,256)

(a)	Value of floating rate index at February 28, 2023 was as follows:

FLOATING RATE INDEX	VALUE
1 day SOFR	4.55%

Abbreviations
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 90.9%
Alabama — 3.2%
Black Belt Energy Gas District, Gas Project
Series E, Rev., 5.00%, 6/1/2028 (a) (b)	1,750,000	1,836,311
Series 2022C-1, Rev., 5.25%, 6/1/2029 (a) (b)	4,500,000	4,748,805
Series 2021A, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2031 (a) (b)	2,535,000	2,512,567
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (a) (b)	970,000	942,871
City of Pell City, Warrants Series 2015A, GO, 5.00%, 2/1/2025 (a)	100,000	103,276
Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.37%, 6/16/2025 (a) (b)	100,000	92,759
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (a) (b)	25,000	24,988
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (a) (b)	300,000	292,181
Southeast Energy Authority A Cooperative District, Project No. 3 Series 2022A-1, Rev., 5.50%, 12/1/2029 (a) (b)	1,000,000	1,071,743
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-1, Rev., 5.00%, 8/1/2028 (a) (b)	1,250,000	1,288,235
University of Alabama (The), Huntsville General Fee Series B-2, Rev., 5.00%, 9/1/2031 (a)	95,000	105,801
Total Alabama		13,019,537
Alaska — 0.1%
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 5.00%, 10/1/2024 (a)	200,000	203,724
Alaska Municipal Bond Bank Authority
Series 3, Rev., 5.00%, 10/1/2025 (a)	20,000	20,478
Series 3, Rev., 5.00%, 12/1/2028 (a)	225,000	238,418
Total Alaska		462,620
Arizona — 2.1%
Arizona Board of Regents
Series 2020A, Rev., 5.00%, 7/1/2030 (a)	105,000	120,648
Series A, Rev., 5.00%, 7/1/2033 (a)	430,000	487,627
Arizona Industrial Development Authority, Academies of Math and Science Projects
Rev., 5.00%, 7/1/2032 (a) (c)	120,000	121,681
Rev., 4.50%, 7/1/2033 (a) (c)	510,000	497,622
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
Arizona Industrial Development Authority, Cadence Campus Project
Series 2020A, Rev., 4.00%, 7/15/2030 (a) (c)	120,000	113,239
Series 2020A, Rev., 4.00%, 7/15/2040 (a) (c)	125,000	105,055
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series A, Rev., 5.00%, 11/1/2033 (a)	440,000	477,416
Series A, Rev., 5.00%, 11/1/2044 (a)	250,000	254,538
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 5.00%, 1/1/2036 (a)	250,000	176,239
Arizona Industrial Development Authority, KIPP Nashville Project
Series A, Rev., 5.00%, 7/1/2028 (a)	225,000	234,218
Series A, Rev., 5.00%, 7/1/2029 (a)	235,000	246,485
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2051 (a)	125,000	103,353
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Series 2020A, Rev., 4.00%, 11/1/2038 (a)	200,000	188,608
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, Rev., 5.00%, 2/1/2031 (a)	150,000	170,126
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (a) (c)	250,000	239,163
City of Mesa, Excise Tax Rev., 5.00%, 7/1/2031 (a)	75,000	85,950
City of Phoenix Civic Improvement Corp. Series 2019A, Rev., 5.00%, 7/1/2044 (a)	2,000,000	2,114,132
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2017D, Rev., 5.00%, 7/1/2026 (a)	160,000	169,673
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (a) (c)	750,000	745,118
Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2041 (a)	1,500,000	1,426,815
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	97

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Maricopa County School District No. 3, Tempe Elementary, School Improvement, Project of 2016 Series 2017A, GO, 5.00%, 7/1/2027 (a)	30,000	32,573
Maricopa County Unified School District No. 60 Higley COP, AGM, 5.00%, 6/1/2036 (a)	200,000	219,965
Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026 (a)	100,000	102,782
Total Arizona		8,433,026
Arkansas — 0.0% ^
City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024 (a)	75,000	76,721
California — 7.7%
Azusa Unified School District, Election of 2014
Series 2022D, GO, 5.00%, 8/1/2029 (a)	125,000	142,672
Series 2022D, GO, 5.00%, 8/1/2032 (a)	175,000	205,789
Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2025 (a)	45,000	47,011
California Community Choice Financing Authority, Clean Energy Project
Series 2023A-1, Rev., 5.00%, 8/1/2029 (a) (b)	2,500,000	2,622,366
Series 2021B-1, Rev., 4.00%, 8/1/2031 (a) (b)	4,250,000	4,224,670
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2 Series 2022A, Rev., 4.00%, 6/1/2027 (a) (c)	260,000	248,039
California Health Facilities Financing Authority, Kaiser Permanente Series 2006C, Rev., 5.00%, 11/1/2029 (a) (b)	300,000	339,880
California Health Facilities Financing Authority, On Lok Senior Health Service
Rev., 3.00%, 8/1/2023 (a)	100,000	99,526
Rev., 5.00%, 8/1/2040 (a)	100,000	104,043
California Municipal Finance Authority, Community Health System Series 2021A, Rev., 5.00%, 2/1/2033 (a)	800,000	884,037
California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039 (a)	150,000	140,925
California Municipal Finance Authority, Waste Management, Inc. Project Series 2022-A, Rev., AMT, 4.13%, 10/1/2025 (a) (b)	1,500,000	1,502,082
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project Rev., AMT, 5.00%, 7/1/2036 (a) (c) (d)	770,000	804,020
California Public Finance Authority, Enso Village Project Series 2021B-1, Rev., 3.13%, 5/15/2029 (a) (c)	200,000	176,082
California School Finance Authority, Kipp SoCal Public Schools Series A, Rev., 5.00%, 7/1/2039 (a) (c)	500,000	511,569
California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 5.00%, 4/1/2030 (a)	150,000	164,166
California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project
Rev., 4.00%, 11/1/2027 (a)	60,000	62,241
Rev., 4.00%, 11/1/2029 (a)	145,000	153,671
Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026 (a)	180,000	184,946
City of Aliso Viejo COP, 4.00%, 11/1/2028 (a)	175,000	186,662
City of Los Angeles Department of Airports, International Airport Senior Series A, Rev., AMT, 5.00%, 5/15/2033 (a)	100,000	102,880
City of Los Angeles Department of Airports, International Airport Subordinate
Series 2019E, Rev., AMT, 5.00%, 5/15/2026 (a)	10,000	10,657
Series 2021A, Rev., AMT, 5.00%, 5/15/2039 (a)	1,740,000	1,842,611
City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025 (a)	70,000	73,073
City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024 (a)	90,000	90,986
County of San Joaquin, Administration Building Project COP, AGM, 5.00%, 11/15/2027 (a)	150,000	164,621
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (a) (c)	255,000	191,202
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (a) (c)	100,000	94,953
El Monte City School District, Election of 2014 Series A, GO, 5.00%, 8/1/2025 (a)	55,000	57,350
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2018A-1, Rev., 5.00%, 6/1/2028 (a) (e)	250,000	279,370
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Hermosa Beach City School District, Election of 2016 Series 2016A, GO, 4.00%, 8/1/2023 (a)	15,000	15,057
Indian Wells Financing Authority, Solar and Infrastructure Project Rev., 5.00%, 4/1/2029 (a)	150,000	169,509
Indio Finance Authority, City of Indio
Series A, Rev., 5.00%, 11/1/2028 (a)	275,000	301,762
Series A, Rev., 5.00%, 11/1/2029 (a)	325,000	362,345
Series A, Rev., 5.00%, 11/1/2030 (a)	400,000	451,781
Series A, Rev., 5.00%, 11/1/2034 (a)	200,000	226,676
Los Angeles Department of Water and Power System Revenue Series 2022A, Rev., 5.00%, 7/1/2030 (a)	235,000	271,879
Los Angeles Department of Water and Power, Water System Series A, Subseries A-2, Rev., VRDO, LIQ : Barclays Bank plc, 1.55%, 3/1/2023 (a) (b)	3,000,000	3,000,000
Los Angeles Unified School District Series 2021A, GO, 5.00%, 7/1/2030 (a)	350,000	404,927
Ontario Public Financing Authority, Civic Center Improvements Series 2022A, Rev., AGM, 5.00%, 11/1/2033 (a)	140,000	165,745
Orange County Community Facilities District No. 2021-1, Rienda Series A, Rev., 5.00%, 8/15/2037 (a)	500,000	519,943
Petaluma Public Financing Authority, Road Improvement Projects Rev., 5.00%, 5/1/2026 (a)	150,000	159,025
Redding Joint Powers Financing Authority Series 2019A, Rev., 5.00%, 4/1/2026 (a)	150,000	158,355
River Islands Public Financing Authority, Facilities District No. 2003
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2029 (a)	210,000	236,720
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2030 (a)	330,000	378,058
Salinas Union High School District, Election of 2020 Series A, GO, 4.00%, 8/1/2047 (a)	1,000,000	952,233
San Diego Redevelopment Agency Successor Agency Series A, Rev., 5.00%, 9/1/2023 (a)	130,000	131,162
San Dieguito Union High School District, Election of 2012 Series A-2, GO, 5.00%, 8/1/2024 (a)	150,000	151,268
San Francisco Bay Area Rapid Transit District, Election of 2016 Series C-1, GO, 4.00%, 8/1/2035 (a)	135,000	141,360
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Francisco City and County Public Utilities Commission Wastewater Series B, Rev., 5.00%, 10/1/2034 (a)	2,000,000	2,363,553
San Ramon Valley Fire Protection District, Public Safety Complex and Fire Training Facility Projects COP, 4.00%, 8/1/2032 (a)	125,000	134,149
Sanger Unified School District
COP, AGM, 5.00%, 6/1/2034 (a)	400,000	455,412
COP, AGM, 5.00%, 6/1/2035 (a)	125,000	140,782
Santa Cruz County Capital Financing Authority Series 2020A, Rev., 4.00%, 6/1/2025 (a)	100,000	101,995
Sierra View Local Health Care District Rev., 4.00%, 7/1/2023 (a)	165,000	165,136
Solano Irrigation District, Water COP, 4.00%, 8/1/2031 (a)	285,000	297,642
South San Francisco Public Facilities Financing Authority, Community Civic Campus and Multiple Capital Projects Series 2021A, Rev., 4.00%, 6/1/2029 (a)	220,000	236,392
South San Francisco Public Facilities Financing Authority, Multiple Capital Project Series 2022A, Rev., 5.00%, 6/1/2029 (a)	270,000	305,544
State of California, Various Purpose GO, 5.00%, 11/1/2032 (a)	335,000	387,836
Tobacco Securitization Authority of Northern California Series 2021A, Class 1, Rev., 5.00%, 6/1/2032 (a)	110,000	121,499
Tracy Public Financing Authority, Legacy Fields Series 2022A, Rev., 5.00%, 11/1/2036 (a)	1,035,000	1,153,591
University of California Series 2018AZ, Rev., 4.00%, 5/15/2029 (a)	130,000	138,267
Vallecito Union School District Series A, GO, 5.00%, 8/1/2031 (a)	595,000	682,704
West Hills Community College District GO, AGM, 5.00%, 8/1/2026 (a)	120,000	126,983
Yucaipa Valley Water District Financing Authority, Water & Sewer Revenue Series A, Rev., 5.00%, 9/1/2034 (a)	500,000	582,940
Total California		31,304,330
Colorado — 3.1%
Board of Water Commissioners City and County of Denver (The) Series B, Rev., 4.00%, 9/15/2034 (a)	2,015,000	2,130,977
City and County of Denver Series 2020B, GO, 5.00%, 8/1/2029 (a)	220,000	250,406
City and County of Denver, Airport System
Series 2018A, Rev., AMT, 5.00%, 12/1/2029 (a)	2,845,000	3,030,579
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	99

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Series 2022-A, Rev., AMT, 5.00%, 11/15/2032 (a)	1,000,000	1,113,097
Series A, Rev., AMT, 5.00%, 12/1/2035 (a)	505,000	527,987
Series A, Rev., AMT, 5.50%, 11/15/2042 (a)	1,500,000	1,646,598
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2036 (a)	85,000	77,211
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Series 2021A, Rev., 5.00%, 2/1/2051 (a) (c)	150,000	128,711
Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028 (a)	295,000	268,072
Colorado Higher Education, Capital Construction, Lease Purchase Financing Program
Series 2014A, COP, 5.00%, 11/1/2025 (a)	10,000	10,519
COP, 4.00%, 9/1/2034 (a)	335,000	346,569
County of Adams
COP, 5.00%, 12/1/2023 (a)	60,000	60,785
COP, 5.00%, 12/1/2024 (a)	150,000	154,580
Dominion Water and Sanitation District Rev., 5.00%, 12/1/2027 (a)	500,000	494,148
Regional Transportation District, Denver Transit Partners
Rev., 5.00%, 7/15/2029 (a)	130,000	138,719
Rev., 5.00%, 1/15/2030 (a)	170,000	182,060
Rev., 5.00%, 7/15/2030 (a)	115,000	123,707
Rev., 5.00%, 1/15/2031 (a)	250,000	270,085
Series A, Rev., 4.00%, 7/15/2036 (a)	185,000	178,911
Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037 (a)	250,000	242,919
State of Colorado Series S, COP, 4.00%, 3/15/2037 (a)	1,000,000	1,009,112
STC Metropolitan District No. 2, Limited Tax Improvement Series 2019A, GO, 5.00%, 12/1/2038 (a)	300,000	278,042
University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2026 (a)	40,000	42,605
Total Colorado		12,706,399
Connecticut — 0.4%
Metropolitan District (The) Series 2021A, GO, 5.00%, 9/1/2030 (a)	200,000	230,732
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (a) (c)	1,000,000	1,014,780
State of Connecticut Series A, GO, 5.00%, 4/15/2033 (a)	135,000	145,059
State of Connecticut, Special Tax Transportation Infrastructure Purposes Series B, Rev., 5.00%, 8/1/2023 (a)	75,000	75,562
University of Connecticut Series 2017-A, Rev., 5.00%, 1/15/2028 (a)	125,000	134,307
Total Connecticut		1,600,440
Delaware — 0.6%
Delaware State Economic Development Authority, Newark Charter School, Inc. Project
Rev., 4.00%, 9/1/2025 (a)	100,000	99,520
Rev., 4.00%, 9/1/2026 (a)	140,000	139,465
Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041 (a)	2,190,000	2,105,210
Total Delaware		2,344,195
District of Columbia — 1.4%
District of Columbia Water and Sewer Authority Series 2022C1, Rev., 4.00%, 10/1/2040 (a)	2,000,000	1,981,161
District of Columbia, Income Tax Series 2019A, Rev., 5.00%, 3/1/2029 (a)	100,000	112,012
District of Columbia, International School
Rev., 5.00%, 7/1/2028 (a)	115,000	119,879
Rev., 5.00%, 7/1/2039 (a)	125,000	126,114
District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039 (a)	100,000	88,679
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series B, Rev., 5.00%, 10/1/2025 (a)	65,000	68,284
Metropolitan Washington Airports Authority Aviation
Series 2021-A, Rev., AMT, 5.00%, 10/1/2028 (a)	2,000,000	2,148,994
Series A, Rev., AMT, 5.00%, 10/1/2031 (a)	1,000,000	1,103,428
Total District of Columbia		5,748,551
Florida — 2.8%
Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, Rev., AMT, 4.00%, 10/1/2041 (a) (c)	100,000	80,696
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
City of Cape Coral, Florida Special Obligation Rev., 5.00%, 10/1/2024 (a)	110,000	112,900
City of Jacksonville Series 2022A, Rev., 5.00%, 10/1/2031 (a)	250,000	290,479
City of Kissimmee Rev., 4.00%, 10/1/2025 (a)	170,000	174,129
City of Lakeland, Lakeland Regional Health Systems Rev., 5.00%, 11/15/2023 (a)	40,000	40,395
City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033 (a)	25,000	27,261
City of Orlando, Capital Improvement Series B, Rev., 5.00%, 10/1/2024 (a)	60,000	61,741
City of Pompano Beach, John Knox Village Project Rev., 3.50%, 9/1/2030 (a)	200,000	178,881
City of Tampa, H. Lee Moffitt Cancer Center Project Series 2016B, Rev., 5.00%, 7/1/2024 (a)	35,000	35,584
County of Broward, Port Facilities Series 2019A, Rev., 5.00%, 9/1/2030 (a)	50,000	56,239
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024 (a)	40,000	41,167
County of Lee, Airport Series 2021A, Rev., AMT, 5.00%, 10/1/2031 (a)	400,000	437,968
County of Miami-Dade Series A, Rev., AMT, 5.00%, 10/1/2034 (a)	1,000,000	1,010,686
County of Miami-Dade, Jackson Health System Series 2015A, Rev., 5.00%, 6/1/2025 (a)	140,000	145,099
County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2024 (a)	30,000	30,856
County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023 (a)	10,000	10,038
County of Palm Beach, Palm Beach Atlantic University
Series 2019A, Rev., 5.00%, 4/1/2029 (a) (c)	100,000	100,160
Series 2019A, Rev., 5.00%, 4/1/2039 (a) (c)	100,000	94,296
County of Seminole, Special Obligation Rev., 4.00%, 10/1/2024 (a)	90,000	91,194
Duval County Public Schools Series 2022-A, COP, AGM, 5.00%, 7/1/2034 (a)	500,000	563,164
East Central Regional Wastewater Treatment Facilities Operation Board, Biosolids Project Rev., 5.00%, 10/1/2024 (a)	30,000	30,856
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2032 (a)	250,000	276,475
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Florida Department of Children and Families, Evaluation Treatment Center Financing Corp. Project Series 2021B, COP, 5.00%, 10/1/2028 (a)	210,000	234,084
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2022A-1, Rev., 4.00%, 7/1/2031 (a)	175,000	170,108
Rev., 4.00%, 7/1/2035 (a)	325,000	305,054
Series 2022A-1, Rev., 5.00%, 7/1/2042 (a)	215,000	214,750
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (a) (c)	150,000	148,408
Florida Development Finance Corp., The Glenridge on Palmer Ranch Project Rev., 3.00%, 6/1/2023 (a)	115,000	114,357
Florida Municipal Loan Council, Village of Palmetto Bay Series 2021A, Rev., 4.00%, 10/1/2028 (a)	75,000	78,326
Florida Municipal Power Agency, All-Requirements Power Supply Project Series 2016A, Rev., 5.00%, 10/1/2024 (a)	130,000	133,508
Florida State Board of Governors, University of Florida Mandatory Student Fee Series 2021A, Rev., AGM, 5.00%, 11/1/2028 (a)	100,000	110,004
Middleton Community Development District A, City of Wildwood, Florida Special Assessment
5.45%, 5/1/2032 (a)	250,000	253,875
5.85%, 5/1/2037 (a)	250,000	253,985
Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025 (a)	45,000	45,864
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2023A, Rev., 5.00%, 10/1/2036 (a)	750,000	826,910
Orange County Health Facilities Authority, The Nemours Foundation Project Series 2009C-2, Rev., VRDO, LOC : TD Bank NA, 2.60%, 3/9/2023 (a) (b)	1,120,000	1,120,000
Orange County School Board Series 2015D, COP, 5.00%, 8/1/2025 (a)	25,000	25,991
Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Rev., 5.00%, 11/15/2032 (a)	240,000	243,218
Palm Beach County Health Facilities Authority, Jupiter Medical Center Series A, Rev., 5.00%, 11/1/2030 (a)	100,000	106,952
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	101

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029 (a)	125,000	126,042
Reedy Creek Improvement District, Ad Valorem Tax Series 2016-A, GO, 5.00%, 6/1/2026 (a)	50,000	52,542
School District of Broward County Series A, COP, 5.00%, 7/1/2028 (a)	2,000,000	2,200,317
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2036 (a) (c)	155,000	132,749
State of Florida Board of Education, Public Education Capital Outlay
Series B, GO, 5.00%, 6/1/2024 (a)	30,000	30,718
Series B, GO, 5.00%, 6/1/2026 (a)	20,000	21,335
Series B, GO, 5.00%, 6/1/2031 (a)	75,000	82,089
State of Florida Department of Transportation, Indirect Garvee Series 2021A, Rev., 5.00%, 7/1/2023 (a)	155,000	155,857
State of Florida, State Board of Education, Lottery Series 2016A, Rev., 5.00%, 7/1/2026 (a)	75,000	79,828
Tampa Bay Water, Regional Water Supply Authority, Utility System Series C, Rev., 5.00%, 10/1/2025 (a)	55,000	57,555
Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031 (a)	40,000	43,966
Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025 (a)	10,000	10,508
University of Florida Department of Housing & Residence Education Hsg Sys Rev Series 2021A, Rev., 5.00%, 7/1/2026 (a)	125,000	133,374
Total Florida		11,402,538
Georgia — 4.3%
City of Atlanta Series 2019-B, Rev., AMT, 5.00%, 7/1/2031 (a)	1,810,000	1,953,945
City of Atlanta, Airport Passenger Facility Charge Series 2019D, Rev., AMT, 4.00%, 7/1/2037 (a)	2,350,000	2,297,217
Clayton County Development Authority, Clayton State University Rev., 5.00%, 7/1/2034 (a)	225,000	251,569
County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026 (a)	25,000	26,975
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038 (a)	1,425,000	1,394,499
Georgia Ports Authority Rev., 4.00%, 7/1/2052 (a)	1,300,000	1,215,946
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2037 (a)	255,000	235,068
Lee County School District Series 2022, GO, 5.00%, 2/1/2028 (a)	315,000	346,985
Main Street Natural Gas, Inc.
Series 2023B, Rev., 5.00%, 3/1/2030 (a) (b)	3,000,000	3,170,498
Series 2023A, Rev., 5.00%, 6/1/2030 (a) (b)	2,500,000	2,600,107
Main Street Natural Gas, Inc., Gas Supply
Series 2021A, Rev., 4.00%, 9/1/2027 (a) (b)	2,250,000	2,248,712
Series B, Rev., 5.00%, 6/1/2029 (a) (b)	1,500,000	1,558,224
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series 2017D, Rev., 4.00%, 7/1/2028 (a)	35,000	36,636
Walton County Water and Sewer Authority, Hard Labor Creek Reservoir Water Treatment Facility Project
Rev., 5.25%, 2/1/2034 (a)	100,000	119,070
Rev., 5.25%, 2/1/2035 (a)	135,000	159,388
Total Georgia		17,614,839
Hawaii — 0.0% ^
City and County of Honolulu Series D, GO, 5.00%, 9/1/2032 (a)	45,000	48,912
State of Hawaii
Series EP, GO, 5.00%, 8/1/2023 (a)	40,000	40,301
Series FK, GO, 5.00%, 5/1/2033 (a)	30,000	32,290
State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027 (a)	25,000	26,593
Total Hawaii		148,096
Idaho — 0.1%
Idaho Health Facilities Authority, St. Luke's Health System Series 2021A, Rev., 5.00%, 3/1/2029 (a)	35,000	38,494
Idaho Housing and Finance Association, Transportation Expansion and Congestion Mitigation Fund Series 2022A, Rev., 5.00%, 8/15/2035 (a)	500,000	576,970
Total Idaho		615,464
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — 5.7%
Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027 (a)	45,000	47,207
Chicago O'Hare International Airport, General Airport, Senior Lien
Series 2020B, Rev., 5.00%, 1/1/2024 (a)	210,000	212,966
Series 2017B, Rev., 5.00%, 1/1/2034 (a)	40,000	42,348
Series 2020A, Rev., 5.00%, 1/1/2034 (a)	200,000	222,400
City of Decatur GO, 5.00%, 3/1/2027 (a)	130,000	136,417
City of Highland Park GO, 4.00%, 12/30/2028 (a)	35,000	37,164
Cook County School District No., 87 Berkeley GO, AGM, 4.00%, 12/1/2030 (a)	35,000	37,192
County of Cook, Sales Tax Rev., 5.00%, 11/15/2034 (a)	2,000,000	2,123,098
County of Lake, Sales Tax GO, 4.00%, 11/30/2027 (a)	100,000	104,073
Illinois Finance Authority, Clark-Lindsey Village Series A, Rev., 5.13%, 6/1/2032 (a)	185,000	175,761
Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032 (a)	35,000	37,591
Illinois Finance Authority, Depaul College Prep Project
Series 2023A, Rev., 4.50%, 8/1/2033 (a) (c)	500,000	491,417
Series 2023A, Rev., 5.25%, 8/1/2038 (a) (c)	650,000	636,528
Illinois Finance Authority, Lake Forest College
Series A, Rev., 5.00%, 10/1/2029 (a)	320,000	328,278
Series A, Rev., 5.00%, 10/1/2030 (a)	205,000	210,323
Series A, Rev., 5.00%, 10/1/2031 (a)	235,000	240,448
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027 (a)	200,000	200,032
Series 2022B-2, Rev., 5.25%, 11/15/2027 (a)	200,000	200,031
Series 2022B-1, Rev., 6.00%, 11/15/2027 (a)	100,000	100,243
Illinois Finance Authority, Smith Crossing Rev., 4.00%, 10/15/2028 (a)	350,000	328,281
Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2024 (a)	135,000	134,468
Illinois Finance Authority, Uchicago Medicine Series 2022B-2, Rev., 5.00%, 8/15/2027 (a) (b)	1,000,000	1,067,368
Illinois Finance Authority, Unitypoint Health Series 2016D, Rev., 5.00%, 2/15/2024 (a)	115,000	116,374
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Illinois State Toll Highway Authority
Series D, Rev., 5.00%, 1/1/2024 (a)	25,000	25,401
Series 2019A, Rev., 5.00%, 1/1/2036 (a)	250,000	272,984
Kane McHenry Cook and De Kalb Counties Unit School District No. 300 GO, 5.00%, 1/1/2024 (a)	35,000	35,532
Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027 (a)	25,000	26,595
Lake County Community Consolidated School District No. 3 Beach Park GO, AGM, 4.00%, 2/1/2032 (a)	175,000	184,283
Lake County Forest Preserve District GO, 5.00%, 12/15/2028 (a)	165,000	182,602
McLean and Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023 (a)	80,000	80,303
Metropolitan Water Reclamation District of Greater Chicago, Limited Tax Series 2021C, GO, 5.00%, 12/1/2023 (a)	20,000	20,260
Northern Illinois University, Auxiliary Facilities System Series 2020B, Rev., 5.00%, 4/1/2034 (a)	200,000	213,703
Northern Illinois University, Board of Trustees, Auxiliary Facilities System
Rev., 5.00%, 10/1/2029 (a)	300,000	323,673
Rev., 5.00%, 10/1/2030 (a)	325,000	352,027
Peoria Tazewell Etc Counties Community College District No. 514 GO, 4.00%, 12/1/2023 (a)	35,000	35,220
Sales Tax Securitization Corp., Second Lien Series 2020A, Rev., 4.00%, 1/1/2040 (a)	1,750,000	1,633,179
Sales Tax Securitization Corp., Senior Lien Series 2023C, Rev., 5.00%, 1/1/2033 (a)	1,000,000	1,095,507
Southern Illinois University
Series A, Rev., 5.00%, 4/1/2029 (a)	675,000	727,391
Series A, Rev., 5.00%, 4/1/2030 (a)	800,000	868,231
Series A, Rev., 5.00%, 4/1/2031 (a)	575,000	628,497
Series A, Rev., 5.00%, 4/1/2032 (a)	510,000	557,945
Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 5.00%, 4/15/2030 (a)	625,000	706,167
State of Illinois
GO, 5.00%, 4/1/2024 (a)	30,000	30,349
Series 2018A, GO, 5.00%, 10/1/2024 (a)	30,000	30,504
Series 2017D, GO, 5.00%, 11/1/2025 (a)	2,550,000	2,621,275
Series 2022A, GO, 5.00%, 3/1/2029 (a)	500,000	529,354
Series B, GO, 5.00%, 10/1/2029 (a)	2,000,000	2,107,238
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	103

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
GO, 4.00%, 6/1/2032 (a)	1,000,000	994,201
Series 2018-A, GO, 5.00%, 10/1/2033 (a)	1,000,000	1,041,630
University of Illinois Series 2021A, Rev., 5.00%, 4/1/2029 (a)	450,000	499,457
Village of Bolingbrook Series 2018A, GO, AGM, 5.00%, 1/1/2033 (a)	125,000	135,811
Village of Elk Grove GO, 5.00%, 1/1/2029 (a)	25,000	26,889
Village of Wilmette Series 2020B, GO, 5.00%, 12/1/2026 (a)	140,000	150,291
Total Illinois		23,366,507
Indiana — 1.6%
Adams Central Elementary School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027 (a)	20,000	21,351
Ball State University, Student Fee Series R, Rev., 5.00%, 7/1/2024 (a)	35,000	35,795
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (a) (c)	250,000	190,588
City of Valparaiso Rev., 5.38%, 12/1/2041 (a) (c)	200,000	155,221
Decatur County, Jail Building Corp. Rev., 5.00%, 7/15/2028 (a)	250,000	272,584
Indiana Finance Authority Series C, Rev., 5.00%, 12/1/2025 (a)	35,000	36,835
Indiana Finance Authority, DePauw University Series 2022-A, Rev., 5.00%, 7/1/2031 (a)	730,000	783,184
Indiana Finance Authority, Educational Facilities, Valparaiso University Project Rev., 4.00%, 10/1/2035 (a)	215,000	203,825
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group Series 2017C, Rev., 4.00%, 11/1/2034 (a)	115,000	116,555
Indiana Finance Authority, Parkview Health System, Inc. Series 2017A, Rev., 5.00%, 11/1/2023 (a)	50,000	50,517
Indiana Finance Authority, Rose-Hulman Institute of Technology Project Rev., 5.00%, 6/1/2030 (a)	200,000	221,584
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Rev., 6.75%, 1/1/2043 (a)	1,000,000	989,114
Indiana State University, Housing and Dining System
Rev., 5.00%, 4/1/2028 (a)	120,000	129,691
Rev., 5.00%, 4/1/2031 (a)	75,000	80,038
Indiana University, Student Fee Series Y, Rev., 5.00%, 8/1/2028 (a)	25,000	27,335
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
IPS Multi-School Building Corp., Indiana Unlimited Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2029 (a)	50,000	55,379
Monroe County Community School Corp. GO, 5.00%, 7/15/2027 (a)	250,000	269,788
Perry Township Multi School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2025 (a)	35,000	36,430
Vinton-Tecumseh School Building Corp.
Rev., 5.00%, 1/15/2030 (a)	1,125,000	1,261,068
Rev., 5.00%, 7/15/2030 (a)	1,150,000	1,298,483
Wheeler-Union Township School Building Corp. Rev., 4.00%, 7/15/2034 (a)	400,000	417,721
Total Indiana		6,653,086
Iowa — 0.1%
City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024 (a)	35,000	35,799
Des Moines Independent Community School District, Sales Services and Use Tax Rev., 5.00%, 6/1/2028 (a)	175,000	192,669
Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2027 (a)	30,000	32,773
Total Iowa		261,241
Kansas — 1.5%
City of Manhattan, Meadowlark Hills Series 2022B-2, Rev., 2.38%, 6/1/2027 (a)	200,000	180,410
City of Topeka, Kansas Health Care Facilities
Series 2022-B, Rev., 5.13%, 12/1/2026 (a)	250,000	249,013
Series 2022-A, Rev., 5.75%, 12/1/2033 (a)	250,000	247,608
Johnson County Community College Foundation, Inc. COP, 5.00%, 10/1/2024 (a)	105,000	108,062
Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025 (a)	50,000	51,578
Kansas Development Finance Authority, AdventHealth Series 2021B, Rev., 5.00%, 11/15/2031 (a) (b)	200,000	222,794
University of Kansas Hospital Authority Rev., VRDO, LOC : US Bank NA, 2.05%, 3/3/2023 (a) (b)	5,000,000	5,000,000
Total Kansas		6,059,465
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kentucky — 0.7%
City of Henderson, Pratt Paper LLC Project
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (a) (c)	130,000	126,268
Series 2022A, Rev., AMT, 4.45%, 1/1/2042 (a) (c)	165,000	156,706
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027 (a)	500,000	491,179
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029 (a)	165,000	175,735
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2030 (a) (b)	1,815,000	1,775,728
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036 (a)	65,000	63,351
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System
Series B, Rev., 5.00%, 5/15/2024 (a)	25,000	25,558
Series A, Rev., 5.00%, 5/15/2027 (a)	40,000	42,960
Total Kentucky		2,857,485
Louisiana — 0.2%
City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032 (a)	200,000	220,429
Louisiana Local Government Environmental Facilities and Community Development Authority, Calcasieu Parish Projects Rev., 5.00%, 12/1/2030 (a)	250,000	278,734
Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2031 (a) (c)	245,000	224,234
Louisiana Public Facilities Authority, Tulane University Project Series 2020A, Rev., 5.00%, 4/1/2029 (a)	145,000	162,046
State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026 (a)	30,000	30,905
Total Louisiana		916,348
Maine — 0.5%
Maine Health and Higher Educational Facilities Authority
Series 2020A, Rev., 5.00%, 7/1/2023 (a) (e)	70,690	71,099
Series 2020A, Rev., 5.00%, 7/1/2023 (a)	54,310	54,589
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maine — continued
Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024 (a)	75,000	77,272
Maine Turnpike Authority Rev., 4.00%, 7/1/2040 (a)	2,100,000	2,050,316
Total Maine		2,253,276
Maryland — 1.5%
County of Howard, Consolidated Public Improvement Series 2022B, GO, 5.00%, 8/15/2030 (a)	160,000	185,501
County of Montgomery, Consolidated Public Improvement Series A, GO, 5.00%, 8/1/2031 (a)	2,000,000	2,351,460
County of St. Mary's, Public Improvement GO, 4.00%, 7/15/2027 (a)	70,000	73,358
Maryland Economic Development Corp., Annapolis Mobility and Resilience Project Series 2022-A, Rev., 5.00%, 12/31/2037 (a)	500,000	522,299
Maryland Economic Development Corp., Bowie State University Project Rev., 4.00%, 7/1/2040 (a)	200,000	184,189
Maryland Economic Development Corp., Morgan State University Project Series 2022-A, Rev., 5.25%, 7/1/2031 (a)	585,000	637,207
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Series 2021A, Rev., 5.00%, 6/1/2033 (a)	200,000	215,702
Series 2021A, Rev., 4.00%, 6/1/2046 (a)	250,000	219,796
State of Maryland, Department of Transportation Rev., 5.00%, 9/1/2026 (a)	75,000	80,309
State of Maryland, State and Local Facilities Loan of 2017 Series 2017A, GO, 5.00%, 8/1/2025 (a)	45,000	47,115
State of Maryland, State and Local Facilities Loan of 2021 Series A, GO, 5.00%, 3/1/2031 (a)	400,000	468,361
State of Maryland, State and Local Facilities Loan of 2022 Series A, GO, 5.00%, 6/1/2033 (a)	1,000,000	1,188,168
Total Maryland		6,173,465
Massachusetts — 0.9%
City of Boston Series 2017A, GO, 5.00%, 4/1/2025 (a)	10,000	10,403
Commonwealth of Massachusetts Series C, GO, 5.00%, 10/1/2026 (a)	25,000	26,861
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	105

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Massachusetts Development Finance Agency, Boston Medical Center Issue
Series 2023G, Rev., 5.00%, 7/1/2029 (a)	750,000	815,384
Series 2023G, Rev., 4.38%, 7/1/2052 (a)	700,000	652,981
Series 2023G, Rev., 5.25%, 7/1/2052 (a)	1,000,000	1,041,708
Massachusetts Development Finance Agency, Milford Regional Medical Center Series G, Rev., 5.00%, 7/15/2037 (a) (c)	245,000	230,319
Massachusetts Development Finance Agency, Salem Community Corp. Rev., 5.00%, 1/1/2030 (a)	235,000	226,295
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2035 (a)	200,000	215,077
Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 5.00%, 10/1/2030 (a)	175,000	195,053
Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027 (a)	45,000	48,783
Town of Hopkinton, Municipal Purpose Loan GO, 5.00%, 11/15/2024 (a)	30,000	30,972
Total Massachusetts		3,493,836
Michigan — 0.7%
Berrien Springs Public Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2030 (a)	250,000	283,009
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2031 (a)	480,000	499,418
Series 2021-A, GO, 5.00%, 4/1/2035 (a)	400,000	406,040
Series 2021A, GO, 5.00%, 4/1/2046 (a)	1,015,000	954,892
Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Rev., 5.00%, 7/1/2026 (a)	175,000	183,598
Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2032 (a)	95,000	88,655
Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025 (a)	25,000	26,216
State of Michigan Trunk Line, Rebuilding Michigan Program Series 2021-A, Rev., 4.00%, 11/15/2036 (a)	395,000	404,350
Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2031 (a)	25,000	28,434
Total Michigan		2,874,612
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — 0.7%
City of Mankato
Series B, GO, 5.00%, 2/1/2027 (a)	250,000	269,024
Series B, GO, 5.00%, 2/1/2029 (a)	755,000	846,471
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 5.00%, 11/15/2033 (a)	180,000	191,583
City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project Series 2021A, Rev., 4.00%, 7/1/2031 (a)	175,000	160,270
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2024 (a)	100,000	97,891
Minnesota Municipal Gas Agency Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 6/1/2027 (a)	1,000,000	1,004,761
State of Minnesota, Various Purpose Series A, GO, 5.00%, 8/1/2030 (a)	350,000	406,022
University of Minnesota Series B, Rev., 5.00%, 12/1/2025 (a)	15,000	15,807
Total Minnesota		2,991,829
Mississippi — 1.3%
County of Jackson, Pollution Control, Chevron USA, Inc., Project Series 1993, Rev., VRDO, 2.55%, 3/1/2023 (a) (b)	5,000,000	5,000,000
Mississippi Development Bank, Ranking County Project Rev., 5.00%, 3/1/2026 (a)	205,000	216,923
Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025 (a)	35,000	36,429
State of Mississippi
Series 2015F, GO, 5.00%, 11/1/2025 (a) (e)	35,000	36,816
Series B, GO, 5.00%, 12/1/2025 (a)	20,000	21,075
Series 2018A, GO, 5.00%, 11/1/2026 (a) (e)	60,000	64,473
University of Mississippi Educational Building Corp., Facilities Refinancing Project Series 2016A, Rev., 5.00%, 10/1/2030 (a)	40,000	42,347
Total Mississippi		5,418,063
Missouri — 1.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Combined Lien Mass Transit Sales Rev., 5.00%, 10/1/2023 (a)	280,000	282,781
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024 (a)	40,000	41,043
City of Excelsior Springs Series 2020B, COP, 4.00%, 3/1/2030 (a)	115,000	121,735
City of Kansas City, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033 (a)	25,000	27,576
Health and Educational Facilities Authority of the State of Missouri
Rev., 4.00%, 2/15/2035 (a)	390,000	374,351
Rev., 4.00%, 2/15/2036 (a)	580,000	546,128
Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030 (a)	200,000	216,752
Health and Educational Facilities Authority of the State of Missouri, Lake Regional Health System Rev., 5.00%, 2/15/2027 (a)	225,000	233,789
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2016A, Rev., 5.00%, 2/1/2036 (a)	1,000,000	969,428
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2028 (a)	180,000	195,888
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026 (a)	165,000	170,354
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc. Rev., 5.00%, 11/15/2029 (a)	300,000	314,731
Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital Rev., 5.00%, 9/1/2026 (a)	200,000	203,795
Industrial Development Authority of the City of St. Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041 (a)	285,000	278,322
Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027 (a)	45,000	48,912
Missouri Development Finance Board, Fulton State Hospital Project Rev., 5.00%, 10/1/2025 (a)	25,000	25,729
Total Missouri		4,051,314
Montana — 0.0% ^
County of Missoula GO, 4.00%, 7/1/2025 (a)	50,000	51,015
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Nebraska — 0.3%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030 (a)	320,000	334,425
City of Lincoln, Electric System
Rev., 5.00%, 9/1/2026 (a)	85,000	90,813
Rev., 5.00%, 9/1/2028 (a)	50,000	54,166
City of Omaha, Sanitary Sewerage System Rev., 5.00%, 4/1/2027 (a)	50,000	52,981
Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group Series 2019A, Rev., 4.00%, 1/1/2033 (a)	250,000	255,346
Omaha Public Power District, Electric System
Series B, Rev., 5.00%, 2/1/2025 (a)	20,000	20,518
Series 2016A, Rev., 5.00%, 2/1/2026 (a)	40,000	42,330
Series 2016A, Rev., 5.00%, 2/1/2027 (a)	30,000	31,764
Public Power Generation Agency, Whelan Energy Center Unit 2 Series 2015A, Rev., 5.00%, 1/1/2024 (a)	155,000	157,024
University of Nebraska Facilities Corp., UNMC Global Center Project Rev., 5.00%, 12/15/2025 (a)	35,000	36,866
Total Nebraska		1,076,233
Nevada — 0.3%
City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (a) (c)	40,000	38,922
Clark County School District, Limited Tax
Series 2018A, GO, 5.00%, 6/15/2032 (a)	95,000	104,704
Series 2018A, GO, 4.00%, 6/15/2035 (a)	90,000	91,452
County of Clark Department of Aviation Series 2022-A, Rev., AMT, 5.00%, 7/1/2026 (a)	500,000	518,183
County of Clark, Indexed Fuel Tax and Subordinate Motor Vehicle Fuel Tax Rev., 5.00%, 7/1/2028 (a)	25,000	27,091
County of Clark, Limited Tax Series 2018B, GO, 5.00%, 12/1/2027 (a)	120,000	131,430
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033 (a)	155,000	172,626
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029 (a)	50,000	54,097
Total Nevada		1,138,505
New Hampshire — 0.1%
New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2025 (a)	290,000	286,964
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	107

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — 1.5%
Bergen County Improvement Authority (The), New Bridge Medical Center Series 2022, Rev., GTD, 5.00%, 8/1/2037 (a)	1,000,000	1,143,971
City of New Brunswick GO, 4.00%, 3/15/2024 (a)	10,000	10,086
New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2028 (a)	260,000	273,282
New Jersey Transportation Trust Fund Authority, Transportation System
Series 2018A, Rev., 4.00%, 12/15/2031 (a)	250,000	256,851
Series 2018A, Rev., 5.00%, 12/15/2033 (a)	2,000,000	2,152,482
New Jersey Turnpike Authority
Series D, Rev., 5.00%, 1/1/2028 (a)	200,000	212,424
Series 2022-B, Rev., 5.00%, 1/1/2042 (a)	1,500,000	1,617,195
Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.00%, 6/15/2025 (a)	10,000	10,412
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027 (a)	265,000	280,712
Total New Jersey		5,957,415
New Mexico — 0.2%
City of Albuquerque Series 2016A, GO, 5.00%, 7/1/2023 (a)	75,000	75,409
City of Albuquerque, Gross Receipts Tax Series 2015A, Rev., 5.00%, 7/1/2026 (a)	240,000	250,332
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016E, Rev., 5.00%, 6/1/2024 (a)	25,000	25,576
New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027 (a)	100,000	108,477
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025 (a) (e)	25,000	26,009
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2024 (a)	305,000	310,462
Total New Mexico		796,265
New York — 13.4%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc. Rev., 3.50%, 7/1/2026 (a)	210,000	199,138
Build NYC Resource Corp., Grand Concourse Academy Charter School Series 2022A, Rev., 5.00%, 7/1/2032 (a)	100,000	105,698
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project
Rev., 5.00%, 7/1/2033 (a)	585,000	627,193
Rev., 5.00%, 7/1/2034 (a)	205,000	218,318
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2041 (a)	100,000	81,729
Series 2021A, Rev., 4.00%, 6/15/2051 (a)	150,000	111,672
City of New York, Fiscal Year 2013
Series 2013J, GO, 5.00%, 8/1/2023 (a)	40,000	40,306
Series I, GO, 5.00%, 8/1/2023 (a)	25,000	25,191
City of New York, Fiscal Year 2014 Series 2014E, GO, 5.00%, 8/1/2027 (a)	35,000	35,229
City of New York, Fiscal Year 2018 Series 2018F-1, GO, 5.00%, 4/1/2033 (a)	105,000	115,097
City of New York, Fiscal Year 2019 Series 2019E, GO, 5.00%, 8/1/2033 (a)	100,000	110,888
City of New York, Fiscal Year 2020 Series 2020C-1, GO, 5.00%, 8/1/2033 (a)	160,000	181,948
City of New York, Fiscal Year 2021
Series 2021A-1, GO, 5.00%, 8/1/2031 (a)	185,000	211,603
Series 2021-1, GO, 5.00%, 4/1/2033 (a)	235,000	270,179
Series F, Subseries F-1, GO, 5.00%, 3/1/2037 (a)	1,000,000	1,108,312
City of New York, Fiscal Year 2022 Series 2022B-1, GO, 5.00%, 8/1/2033 (a)	1,650,000	1,929,501
County of Erie, Public Improvement Series 2019A, GO, 5.00%, 9/15/2025 (a)	25,000	26,257
County of Onondaga GO, 5.00%, 3/15/2026 (a)	20,000	20,377
Dutchess County Local Development Corp., The Culinary Institute of America Project Rev., 5.00%, 7/1/2025 (a)	100,000	101,864
Erie County Water Authority Rev., 5.00%, 12/1/2027 (a)	30,000	32,316
Falconer Central School District GO, 4.00%, 12/15/2034 (a)	1,145,000	1,179,661
Longwood Central School District, Suffolk County GO, 5.00%, 6/15/2025 (a)	175,000	182,842
New York City Municipal Water Finance Authority Series 2019FF-1, Rev., 4.00%, 6/15/2049 (a)	1,530,000	1,450,762
New York City Municipal Water Finance Authority, Second General Resolution Subseries AA-3, Rev., 5.00%, 6/15/2047 (a)	725,000	782,131
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority Building Aid, Subordinate
Rev., 5.00%, 7/15/2025 (a) (e)	45,000	46,927
Series 2019S-2A, Rev., 5.00%, 7/15/2025 (a)	5,000	5,218
Series S-1, Subseries S-1A, Rev., 5.00%, 7/15/2035 (a)	800,000	925,188
Series S, Subseries S1B, Rev., 4.00%, 7/15/2042 (a)	1,500,000	1,435,687
New York City Transitional Finance Authority Future Tax Secured Series 2021C, Subseries C-1, Rev., 4.00%, 5/1/2035 (a)	750,000	769,176
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series 2018S-4A, Rev., 5.00%, 7/15/2033 (a)	105,000	116,024
New York City Transitional Finance Authority, Future Tax Secured Subseries A-2, Rev., 5.00%, 5/1/2039 (a)	265,000	285,884
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017
Series E, Subseries E-1, Rev., 5.00%, 2/1/2030 (a)	150,000	160,969
Series 2017F-1, Rev., 5.00%, 5/1/2030 (a)	550,000	593,125
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026 (a)	25,000	26,747
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2022 Series 2022F, Rev., 5.00%, 2/1/2036 (a)	525,000	595,307
New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038 (a)	25,000	27,032
New York State Dormitory Authority, Cornell University Series 2019D, Rev., 5.00%, 7/1/2033 (a)	135,000	164,145
New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 4.00%, 9/1/2050 (a)	100,000	81,112
New York State Dormitory Authority, New York University Series 2017A, Rev., 5.00%, 7/1/2023 (a)	180,000	181,108
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019A, Rev., 5.00%, 5/1/2029 (a)	70,000	76,231
New York State Dormitory Authority, Personal Income Tax
Series D, Rev., 5.00%, 2/15/2034 (a)	2,000,000	2,258,518
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series A, Rev., 4.00%, 3/15/2037 (a)	990,000	994,602
Series 2021E, Rev., 4.00%, 3/15/2040 (a)	3,000,000	2,939,871
New York State Dormitory Authority, State Personal Income Tax Series 2021E, Rev., 5.00%, 3/15/2033 (a)	1,610,000	1,886,132
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2018A, Rev., 5.00%, 3/15/2031 (a)	25,000	27,683
New York State Dormitory Authority, State Supported Debt University Facilities Series 2019A, Rev., 5.00%, 7/1/2024 (a)	25,000	25,548
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution Series 2019B, Rev., 5.00%, 6/15/2031 (a)	100,000	114,187
New York State Housing Finance Agency, 160 Madison Avenue Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 2.42%, 3/1/2023 (a) (b)	5,000,000	5,000,000
New York State Urban Development Corp., Personal Income Tax Series 2013C, Rev., 5.00%, 3/15/2023 (a) (e)	5,000,000	5,003,293
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2016A, Rev., 5.00%, 3/15/2026 (a) (e)	30,000	31,775
Series 2017A, Rev., 5.00%, 3/15/2026 (a)	125,000	132,262
Series 2013A-1, Rev., 5.00%, 3/15/2028 (a)	25,000	25,028
Series 2016A, Rev., 5.00%, 3/15/2028 (a)	75,000	79,424
Series 2017-A, Rev., 5.00%, 3/15/2028 (a)	150,000	162,542
Series 2020A, Rev., 4.00%, 3/15/2045 (a)	500,000	473,462
New York State Urban Development Corp., State Sales Tax Series 2021-A, Rev., 4.00%, 3/15/2046 (a)	2,500,000	2,375,626
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project 5.00%, 1/1/2031	1,430,000	1,474,889
Onondaga Civic Development Corp., Le Moyne College Project
Rev., 5.00%, 7/1/2027 (a)	100,000	104,670
Rev., 5.00%, 7/1/2031 (a)	360,000	387,551
Series 2020B, Rev., 5.00%, 7/1/2032 (a)	250,000	266,038
Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023 (a)	200,000	199,928
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	109

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Port Authority of New York and New Jersey, Consolidated
Series 205, Rev., 5.00%, 11/15/2028 (a)	30,000	32,820
Series 214, Rev., AMT, 5.00%, 9/1/2036 (a)	1,975,000	2,099,897
Series 223, Rev., AMT, 4.00%, 7/15/2037 (a)	510,000	501,091
Port Washington Union Free School District GO, 4.00%, 8/1/2036 (a)	1,370,000	1,396,938
Smithtown Central School District
GO, 4.00%, 6/1/2035 (a)	2,465,000	2,579,998
GO, 4.00%, 6/1/2036 (a)	2,125,000	2,202,889
GO, 4.00%, 6/1/2037 (a)	2,000,000	2,042,524
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 5.13%, 11/1/2041 (a) (c)	340,000	261,516
Syracuse Industrial Development Agency, Syracuse City School District Project Series 2020A, Rev., 4.00%, 5/1/2036 (a)	1,275,000	1,296,052
Town of Stony Point GO, 5.00%, 8/15/2027 (a)	75,000	81,871
Triborough Bridge and Tunnel Authority, Senior Lien Series 2022D-1A, Rev., 5.00%, 11/15/2037 (a)	1,000,000	1,130,974
Westchester County Local Development Corp., Kendal on Hudson Project Series 2022B, Rev., 5.00%, 1/1/2032 (a)	240,000	241,614
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 7/1/2026 (a) (c)	250,000	238,472
Series 2021C, Rev., 3.20%, 7/1/2028 (a) (c)	250,000	232,744
Yonkers Industrial Development Agency, New Community School Project Rev., 5.00%, 5/1/2042 (a)	1,445,000	1,570,023
Total New York		54,510,544
North Carolina — 1.3%
County of Davidson GO, 5.00%, 6/1/2027 (a)	35,000	38,009
County of Duplin Rev., 5.00%, 6/1/2028 (a)	65,000	71,298
County of New Hanover, Limited Obligation Series 2022, Rev., 5.00%, 6/1/2027 (a)	480,000	521,265
County of Wayne, Limited Obligation Rev., 5.00%, 6/1/2024 (a)	25,000	25,552
North Carolina Turnpike Authority, Triangle Expressway System Series NTS2020, Rev., BAN, 5.00%, 2/1/2024 (a) (e)	400,000	405,671
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
State of North Carolina, Build NC Programs, Limited Obligation
Series C, Rev., 5.00%, 5/1/2024 (a)	25,000	25,533
Series 2020B, Rev., 5.00%, 5/1/2029 (a)	100,000	112,995
University of North Carolina, Hospital at Chapel Hill Series A, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a) (b)	2,900,000	2,900,000
Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., 5.00%, 4/1/2031 (a)	945,000	1,057,458
Total North Carolina		5,157,781
North Dakota — 1.0%
North Dakota Building Authority, Facilities Improvement Series 2020A, Rev., 5.00%, 12/1/2023 (a)	115,000	116,377
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2017H, Rev., VRDO, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a) (b)	1,725,000	1,725,000
Series 2023A, Rev., 5.75%, 7/1/2053 (a)	2,250,000	2,423,209
Total North Dakota		4,264,586
Ohio — 2.6%
Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2029 (a)	330,000	353,258
American Municipal Power, Inc., Greenup Hydroelectric Projects Series 2016A, Rev., 5.00%, 2/15/2030 (a)	25,000	26,176
Bowling Green State University, General Receipts Series 2016A, Rev., 5.00%, 6/1/2024 (a)	25,000	25,503
Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class 1, Rev., 4.00%, 6/1/2048 (a)	250,000	218,578
City of Cleveland Series A, GO, 5.00%, 12/1/2035 (a)	460,000	524,636
City of Reynoldsburg, Limited Tax, Capital Facilities GO, 5.00%, 12/1/2026 (a)	15,000	16,092
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032 (a)	370,000	357,267
County of Summit, Various Purpose Improvement Series 2022, GO, 5.00%, 12/1/2031 (a)	100,000	117,031
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2019A, Rev., 4.00%, 7/1/2033 (a)	205,000	201,367
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Northeast Ohio Medical University Series 2022, Rev., 5.00%, 12/1/2035 (a)	1,000,000	1,081,542
Ohio Air Quality Development Authority, Duke Energy Corp.
Series 2022B, Rev., 4.00%, 6/1/2027 (a) (b)	2,000,000	1,982,481
Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (a) (b)	1,500,000	1,489,786
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2031 (a)	400,000	411,405
Rev., 5.75%, 9/1/2037 (a)	500,000	519,717
Ohio Higher Educational Facility Commission, Denison University Project Series 2017A, Rev., 5.00%, 11/1/2025 (a)	75,000	78,362
Ohio Higher Educational Facility Commission, Tiffin University 2019 Project Rev., 5.00%, 11/1/2034 (a)	125,000	123,031
Ohio Higher Educational Facility Commission, University of Findlay 2019 Project
Rev., 5.00%, 3/1/2027 (a)	55,000	55,777
Rev., 5.00%, 3/1/2034 (a)	160,000	162,451
Ohio Turnpike and Infrastructure Commission, Junior Lien
Series A, Rev., 5.00%, 2/15/2027 (a)	135,000	145,708
Series 2022A, Rev., 5.00%, 2/15/2033 (a)	500,000	597,282
Ohio Water Development Authority Series 2022-A, Rev., 5.00%, 12/1/2041 (a)	1,000,000	1,114,420
Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026 (a)	30,000	32,002
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2017A, Rev., 5.00%, 12/1/2026 (a)	45,000	48,524
State of Ohio Series 2021B, GO, 5.00%, 9/15/2031 (a)	210,000	246,992
State of Ohio, Capital Facilities Lease Appropriation Mental Health Facilities Improvement Fund Projects Series 2018A, Rev., 5.00%, 6/1/2025 (a)	25,000	26,037
State of Ohio, Capital Facilities Lease Appropriation, Administrative Building Fund Projects, Tax Exempt Series 2018-A, Rev., 5.00%, 10/1/2034 (a)	220,000	242,554
State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028 (a)	25,000	27,288
State of Ohio, Infrastructure Improvement Series 2018A, GO, 5.00%, 9/1/2028 (a)	25,000	27,942
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027 (a)	35,000	38,358
Youngstown State University, General Receipts Rev., AGM, 4.00%, 12/15/2030 (a)	490,000	522,852
Total Ohio		10,814,419
Oklahoma — 0.1%
Cleveland County Educational Facilities Authority, Norman Public Schools Project Rev., 5.00%, 6/1/2025 (a)	150,000	155,562
Oklahoma Capitol Improvement Authority, Capitol Repair Project
Series C, Rev., 5.00%, 1/1/2030 (a)	10,000	10,850
Series 2018C, Rev., 5.00%, 1/1/2036 (a)	45,000	48,430
Oklahoma Capitol Improvement Authority, State Highway, Capital Improvement Rev., 5.00%, 7/1/2024 (a)	100,000	102,220
Total Oklahoma		317,062
Oregon — 0.7%
Hillsboro School District No. 1J GO, 5.00%, 6/15/2028 (a)	25,000	27,161
Salem Hospital Facility Authority, Capital Manor Project Rev., 4.00%, 5/15/2040 (a)	375,000	303,530
Salem Hospital Facility Authority, Multi Model, Salem Health Project Series 2019A, Rev., 5.00%, 5/15/2028 (a)	75,000	80,478
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Series 2021A, Rev., 5.00%, 9/1/2035 (a)	1,060,000	1,222,761
Tri-County Metropolitan Transportation District of Oregon, Senior Lien Payroll Tax Series 2018A, Rev., 5.00%, 9/1/2027 (a) (e)	45,000	49,130
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc.
Series 2022, Rev., 5.00%, 7/1/2026 (a)	300,000	309,110
Series 2022, Rev., 5.00%, 7/1/2028 (a)	400,000	419,900
Yamhill County Hospital Authority, Friendsview, Tax Exempt Series 2021B-1, Rev., 2.50%, 11/15/2028 (a)	350,000	306,874
Total Oregon		2,718,944
Pennsylvania — 7.7%
Aliquippa School District, Limited Tax GO, 3.88%, 12/1/2037 (a)	200,000	197,494
Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008A, Rev., VRDO, LIQ : Bank of New York Mellon (The), 2.05%, 3/3/2023 (a) (b)	6,000,000	6,000,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	111

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Allegheny County Higher Education Building Authority, Chatham University
Rev., 5.00%, 9/1/2024 (a)	130,000	130,778
Rev., 5.00%, 9/1/2025 (a)	225,000	227,342
Rev., 5.00%, 9/1/2026 (a)	135,000	137,562
Rev., 5.00%, 9/1/2027 (a)	250,000	255,823
Berks County Industrial Development Authority, The Highlands at Wyomissing Series 2017A, Rev., 5.00%, 5/15/2037 (a)	250,000	240,870
Bucks County Community College Authority Series 2019A, Rev., GTD, 5.00%, 6/15/2033 (a)	35,000	38,667
Bucks County Water and Sewer Authority
Series 2022A, Rev., AGM, 5.00%, 12/1/2032 (a)	115,000	135,713
Series 2022A, Rev., AGM, 5.00%, 12/1/2033 (a)	105,000	123,229
Series 2022A, Rev., AGM, 5.00%, 12/1/2036 (a)	380,000	430,593
City of Philadelphia Series 2017-B, Rev., AMT, 5.00%, 7/1/2035 (a)	2,000,000	2,075,522
Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035 (a)	225,000	238,635
Commonwealth of Pennsylvania Series 1, GO, 4.00%, 4/1/2033 (a)	2,000,000	2,001,455
County of Chester GO, 5.00%, 11/15/2027 (a)	30,000	32,994
County of Lehigh, Lehigh Valley Health Network Hospital Series 2016A, Rev., 4.00%, 7/1/2035 (a)	175,000	170,673
Delaware Valley Regional Finance Authority, Local Government
Series D, Rev., 4.00%, 3/1/2029 (a)	1,000,000	1,044,221
Series 2021A, Rev., 2.00%, 10/1/2029 (a)	25,000	21,809
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (a) (b)	250,000	260,829
General Authority of Southcentral Pennsylvania, WellSpan Health Obligated Group Series D, Rev., VRDO, LIQ : Bank of America NA, 2.25%, 3/3/2023 (a) (b)	5,000,000	5,000,000
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc., Project Rev., 5.00%, 3/1/2040 (a)	250,000	214,984
Montgomery County Higher Education and Health Authority, Arcadia University Rev., 5.00%, 4/1/2034 (a)	250,000	262,234
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Rev., 5.00%, 9/1/2027 (a)	265,000	282,623
Series 2018A, Rev., 4.00%, 9/1/2038 (a)	135,000	129,117
Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2027 (a)	185,000	190,142
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057 (a)	425,000	428,916
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026 (a)	70,000	74,146
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2023-141A, Rev., 5.75%, 10/1/2053 (a)	5,000,000	5,385,171
Pennsylvania Turnpike Commission
Series A-1, Rev., 5.00%, 12/1/2029 (a)	105,000	115,357
Series A-1, Rev., 5.00%, 12/1/2031 (a)	60,000	65,488
Series B, Rev., 4.00%, 6/1/2033 (a)	575,000	583,591
Series 2022-A, Rev., 5.00%, 12/1/2033 (a)	1,000,000	1,140,829
Series 2022-B, Rev., 5.25%, 12/1/2041 (a)	1,000,000	1,110,486
Philadelphia Authority for Industrial Development, Holy Family University Project Rev., 5.00%, 9/1/2027 (a) (d)	610,000	638,491
State Public School Building Authority, Delaware County Community College Project Rev., 5.00%, 10/1/2027 (a)	25,000	26,462
Township of Hampton
GO, 5.00%, 1/1/2035 (a)	150,000	168,778
GO, 5.00%, 1/1/2037 (a)	175,000	193,904
GO, 4.00%, 1/1/2042 (a)	970,000	930,031
GO, 4.00%, 1/1/2047 (a)	700,000	639,364
Township of Palmer Series 2020C, GO, 4.00%, 11/15/2031 (a)	175,000	185,068
Township of Upper St. Clair Series 2016A, GO, 4.00%, 6/1/2025 (a)	20,000	20,382
Total Pennsylvania		31,549,773
Rhode Island — 0.0% ^
State of Rhode Island and Providence Plantations Consolidated Capital Development Loan Series 2018A, GO, 5.00%, 4/1/2029 (a)	75,000	83,068
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Carolina — 0.2%
Charleston County Airport District Rev., 5.00%, 7/1/2035 (a)	250,000	272,757
South Carolina Jobs-Economic Development Authority, Episcopal Home at Still Hopes Series 2018A, Rev., 5.00%, 4/1/2033 (a)	125,000	120,582
South Carolina Jobs-Economic Development Authority, Wofford College Project Rev., 5.00%, 4/1/2029 (a)	10,000	10,861
University of South Carolina, Athletic Facilities Series 2022A, Rev., 5.00%, 5/1/2034 (a)	415,000	476,643
Total South Carolina		880,843
South Dakota — 0.1%
City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023 (a)	25,000	25,327
South Dakota Board of Regents Housing and Auxiliary Facilities System Rev., 5.00%, 4/1/2027 (a)	35,000	37,212
South Dakota Conservancy District, State Revolving Fund Program Rev., 5.00%, 8/1/2025 (a)	35,000	36,662
South Dakota Health and Educational Facilities Authority, Sanford Obligated Group Rev., 5.00%, 11/1/2023 (a)	145,000	146,641
Total South Dakota		245,842
Tennessee — 4.2%
City of Clarksville Series 2021A, Rev., 4.00%, 2/1/2051 (a)	1,000,000	932,865
City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023 (a)	15,000	15,065
City of Knoxville Series 2022B, Rev., 4.00%, 4/1/2045 (a)	2,765,000	2,682,832
City of Lenoir City, Electric System Series 2022, Rev., 5.00%, 6/1/2033 (a)	165,000	192,518
City of Murfreesboro GO, 4.00%, 4/1/2025 (a)	25,000	25,237
County of Coffee, Rural High School Series 2021A, GO, 5.00%, 6/1/2028 (a)	125,000	138,005
County of Montgomery, Public Improvement GO, 5.00%, 4/1/2027 (a)	25,000	27,005
County of Robertson GO, 5.00%, 6/1/2025 (a)	25,000	26,037
County of Shelby, Public Improvement Series 2019A, GO, 5.00%, 4/1/2027 (a)	105,000	113,630
County of Sullivan GO, 5.00%, 5/1/2026 (a)	30,000	31,852
County of Washington Series 2016A, GO, 4.00%, 6/1/2027 (a)	50,000	51,634
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
County of Williamson GO, 5.00%, 4/1/2024 (a)	20,000	20,400
Knox County Health Educational and Housing Facility Board, East Tennessee Children's Hospital Rev., 5.00%, 11/15/2023 (a)	50,000	50,511
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Belmon University Rev., 5.00%, 5/1/2026 (a)	450,000	469,598
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2041 (a)	355,000	301,335
Metropolitan Government of Nashville and Davidson County
Series 2015A, GO, 5.00%, 7/1/2025 (a)	10,000	10,433
GO, 5.00%, 7/1/2031 (a)	2,000,000	2,212,872
Metropolitan Government of Nashville and Davidson County, Electric System Series 2017A, Rev., 5.00%, 5/15/2024 (a)	10,000	10,217
Metropolitan Government of Nashville and Davidson County, Water and Sewer Series A, Rev., 4.00%, 7/1/2035 (a)	1,805,000	1,865,781
Metropolitan Nashville Airport Authority (The)
Series 2022-B, Rev., AMT, 5.50%, 7/1/2036 (a)	600,000	671,346
Series 2022-B, Rev., AMT, 5.25%, 7/1/2047 (a)	630,000	659,894
Series 2022-B, Rev., AMT, 5.00%, 7/1/2052 (a)	500,000	511,041
Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare
Series 2017A, Rev., 5.00%, 5/1/2024 (a)	155,000	157,791
Series 2017A, Rev., 5.00%, 5/1/2027 (a)	200,000	213,408
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.00%, 10/1/2029 (a)	150,000	137,572
Series 2019A, Rev., 5.50%, 10/1/2034 (a)	150,000	134,867
State of Tennessee Series A, GO, 5.00%, 9/1/2024 (a) (e)	25,000	25,685
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	113

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., 5.00%, 11/1/2031 (a) (b)	400,000	418,754
Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (a) (b)	5,000,000	5,005,863
Total Tennessee		17,114,048
Texas — 3.5%
Alamo Community College District, Limited Tax GO, 5.00%, 2/15/2024 (a)	75,000	76,249
Angleton Independent School District, Unlimited Tax GO, 5.00%, 2/15/2036 (a)	2,640,000	2,963,027
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc.
Rev., PSF-GTD, 5.00%, 8/15/2026 (a)	160,000	167,671
Rev., PSF-GTD, 5.00%, 8/15/2027 (a)	145,000	154,096
Rev., PSF-GTD, 5.00%, 8/15/2028 (a)	150,000	161,959
Rev., PSF-GTD, 5.00%, 8/15/2029 (a)	130,000	142,414
Rev., PSF-GTD, 5.00%, 8/15/2030 (a)	100,000	110,935
Rev., PSF-GTD, 5.00%, 8/15/2031 (a)	120,000	134,599
Rev., PSF-GTD, 5.00%, 8/15/2032 (a)	125,000	140,038
Austin Independent School District, Unlimited Tax Series 2022B, GO, PSF-GTD, 5.00%, 8/1/2028 (a)	50,000	55,598
Board of Regents of the University of Texas System, Financing System Series 2016D, Rev., 5.00%, 8/15/2024 (a)	50,000	51,327
Brushy Creek Regional Utility Authority, Inc., Brushy Creek Regional Water Treatment and Distribution Project Rev., 5.00%, 8/1/2026 (a)	85,000	89,946
City of Austin, Airport System
Series 2019B, Rev., AMT, 5.00%, 11/15/2029 (a)	240,000	258,681
Rev., AMT, 5.00%, 11/15/2035 (a)	1,000,000	1,080,923
Series 2017B, Rev., AMT, 5.00%, 11/15/2046 (a)	1,000,000	1,010,566
City of Corpus Christi, Certificates of Obligation Series 2016A, GO, 4.00%, 3/1/2026 (a)	100,000	102,520
City of Corpus Christi, Utility System Series B, Rev., 5.00%, 7/15/2032 (a)	325,000	379,410
City of Houston, Airport System, Subordinate Lien Series 2021A, Rev., AMT, 5.00%, 7/1/2033 (a)	250,000	272,678
City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030 (a)	45,000	50,110
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Hutto, Waterworks and Sewer System GO, 5.00%, 8/1/2026 (a)	80,000	84,921
City of League City, Combination Tax GO, 5.00%, 2/15/2027 (a)	20,000	21,004
City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2026 (a)	25,000	26,638
City of San Angelo GO, 5.00%, 2/15/2027 (a)	20,000	21,579
City of San Marcos, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2031 (a)	170,000	185,284
City of Temple, Utility System Series 2021, Rev., 5.00%, 8/1/2029 (a)	245,000	276,394
Clifton Higher Education Finance Corp., Idea Public Schools Series 2022A, Rev., 5.00%, 8/15/2031 (a)	250,000	273,097
Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.
Rev., PSF-GTD, 5.00%, 4/1/2029 (a)	100,000	110,756
Rev., PSF-GTD, 5.00%, 4/1/2030 (a)	185,000	207,900
Rev., PSF-GTD, 4.00%, 4/1/2031 (a)	175,000	181,128
Clint Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2024 (a)	25,000	25,428
County of Harris, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026 (a)	25,000	26,729
County of Hays, Limited Tax GO, 5.00%, 2/15/2026 (a)	20,000	21,155
County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025 (a)	25,000	25,888
County of Williamson, Limited Tax GO, 5.00%, 2/15/2026 (a)	40,000	42,263
Cypress-Fairbanks Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025 (a)	20,000	20,724
Dallas Area Rapid Transit Series 2014A, Rev., 5.00%, 12/1/2024 (a) (e)	200,000	206,313
Fort Worth Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2029 (a)	285,000	319,788
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine Project Rev., 5.00%, 11/15/2023 (a)	25,000	25,273
Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024 (a)	25,000	25,627
Lower Colorado River Authority, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2035 (a)	155,000	167,107
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Metropolitan Transit Authority of Harris County, Sales and Use Tax
Series 2017A, Rev., 5.00%, 11/1/2023 (a)	150,000	151,767
Series 2017A, Rev., 5.00%, 11/1/2025 (a)	45,000	47,299
Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations Series B, Rev., 5.00%, 11/1/2029 (a)	25,000	27,458
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026 (a)	800,000	791,086
North East Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2025 (a)	20,000	20,840
North Texas Municipal Water District, Wastewater System Rev., 5.00%, 6/1/2027 (a)	20,000	21,753
Northside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024 (a)	65,000	66,735
Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev., 5.00%, 9/1/2028 (a)	125,000	136,042
Permanent University Fund - University of Texas System Series 2016A, Rev., 5.00%, 7/1/2024 (a)	85,000	87,110
Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037 (a)	25,000	26,755
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041 (a)	100,000	86,172
San Antonio Water System, Junior Lien Series 2017A, Rev., 5.00%, 5/15/2025 (a)	25,000	26,025
Sherman Independent School District, Unlimited Tax Series 2018A, GO, PSF-GTD, 5.00%, 2/15/2030 (a)	25,000	27,680
State of Texas, Transportation Commission Mobility Fund Series 2015-A, GO, 5.00%, 10/1/2024 (a)	50,000	51,427
Stephen F Austin State University, Financing System Series 2019A, Rev., 5.00%, 10/15/2026 (a)	60,000	63,669
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health Project Series 2022F, Rev., 5.00%, 11/15/2030 (a) (b)	2,000,000	2,195,101
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Tarrant Regional, Water Control and Improvement District, Water System Rev., 5.00%, 3/1/2025 (a)	25,000	25,922
Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2030 (a)	155,000	168,411
Texas Tech University System Series 2017A, Rev., 5.00%, 2/15/2024 (a)	35,000	35,583
Trinity River Authority, Water Project Rev., 5.00%, 2/1/2026 (a)	60,000	63,340
Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2032 (a)	400,000	386,056
Total Texas		14,203,974
Utah — 1.4%
City of Salt Lake City Series 2021-A, Rev., AMT, 5.00%, 7/1/2029 (a)	2,350,000	2,518,956
City of Salt Lake, International Airport Series 2022A, Rev., 4.00%, 10/1/2030 (a)	155,000	167,293
City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2029 (a)	45,000	51,113
County of Summit, Sales Tax Rev., 5.00%, 12/15/2023 (a)	70,000	71,018
Metropolitan Water District of Salt Lake and Sandy Series A, Rev., 4.00%, 7/1/2030 (a)	365,000	395,559
Military Installation Development Authority Series 2021A-1, Rev., 4.00%, 6/1/2041 (a)	125,000	97,487
Snyderville Basin Special Recreation District GO, 4.00%, 12/15/2025 (a)	100,000	102,786
University of Utah (The) Series B, Rev., 5.00%, 8/1/2023 (a) (e)	25,000	25,187
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 5.00%, 6/15/2041 (a) (c)	150,000	137,516
Utah Infrastructure Agency
Rev., 5.00%, 10/15/2027 (a)	130,000	130,622
Rev., 5.00%, 10/15/2032 (a)	310,000	314,184
Utah Telecommunication Open Infrastructure Agency
Rev., 5.25%, 6/1/2033 (a)	250,000	290,129
Rev., 5.25%, 6/1/2034 (a)	325,000	375,062
Rev., 5.25%, 6/1/2035 (a)	580,000	663,165
Utah Transit Authority, Sales Tax Series A, Rev., BHAC - CR, 5.00%, 6/15/2035 (a)	295,000	342,547
Total Utah		5,682,624
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	115

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virgin Islands — 0.0% ^
Matching Fund Special Purpose Securitization Corp. Series 2022A, Rev., 5.00%, 10/1/2025 (a)	150,000	153,158
Virginia — 3.3%
City of Richmond, Public Improvement Series B, GO, 5.00%, 7/15/2027 (a)	175,000	190,990
Commonwealth of Virginia Series 2018A, GO, 5.00%, 6/1/2030 (a)	25,000	27,974
County of Fairfax
Series 2023A, GO, 4.00%, 10/1/2038 (a)	2,000,000	2,036,495
Series 2023A, GO, 4.00%, 10/1/2039 (a)	2,000,000	2,020,654
County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029 (a)	85,000	95,098
Loudoun County Economic Development Authority, Howard Hughes Medical Institute Series E, Rev., VRDO, 2.75%, 3/9/2023 (a) (b)	4,000,000	4,000,000
Northern Virginia Transportation Commission Rev., 5.00%, 6/1/2040 (a)	640,000	717,648
Virginia College Building Authority Series 2023A, Rev., 4.00%, 9/1/2040 (a)	1,485,000	1,471,097
Virginia Public Building Authority Series 2021A-1, Rev., 5.00%, 8/1/2030 (a)	145,000	167,575
Virginia Public Building Authority, Public Facilities Series 2022A, Rev., 5.00%, 8/1/2030 (a)	345,000	398,712
Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023 (a)	35,000	35,422
Virginia Small Business Financing Authority Rev., AMT, 4.00%, 1/1/2036 (a)	2,000,000	1,911,860
Virginia Small Business Financing Authority, Senior Lien Rev., AMT, 4.00%, 7/1/2032 (a)	250,000	247,656
Total Virginia		13,321,181
Washington — 4.3%
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 4.00%, 12/1/2036 (a)	1,000,000	1,015,830
Central Puget Sound Regional Transit Authority, Sales and Use Tax Series 2015S-1, Rev., 5.00%, 11/1/2024 (a)	30,000	30,963
Central Puget Sound Regional Transit Authority, Sales Tax Series 2021S-1, Rev., 4.00%, 11/1/2040 (a)	2,000,000	1,966,217
City of Bonney Lake, Water and Sewer System Rev., 4.00%, 12/1/2030 (a)	10,000	10,309
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026 (a)	20,000	20,614
City of Seattle, Water System Rev., 5.00%, 8/1/2024 (a)	35,000	35,927
City of Tacoma, Solid Waste Utility Rev., 5.00%, 12/1/2031 (a)	700,000	813,319
City of University Place, Limited Tax GO, 5.00%, 12/1/2026 (a)	85,000	90,318
Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029 (a)	50,000	55,492
County of King, Limited Tax
Series A, GO, 5.00%, 7/1/2025 (a)	50,000	51,784
Series B, GO, 5.00%, 12/1/2025 (a)	20,000	20,278
County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025 (a)	10,000	10,426
County of Spokane, Limited Tax Series 2022-A, GO, 5.00%, 12/1/2042 (a)	900,000	991,949
Energy Northwest, Bonneville Power Administrator Series 2016-A, Rev., 5.00%, 7/1/2028 (a)	25,000	26,544
Energy Northwest, Columbia Generating Station Series 2021A, Rev., 4.00%, 7/1/2042 (a)	3,760,000	3,696,594
Energy Northwest, Project 1 Series 2017A, Rev., 5.00%, 7/1/2028 (a)	55,000	59,834
Franklin County School District No. 1 Pasco, Unlimited Tax GO, 5.00%, 12/1/2030 (a)	35,000	38,252
King County Public Hospital District No. 2, Evergreen Healthcare, Limited Tax GO, 5.00%, 12/1/2024 (a) (e)	105,000	108,387
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2023 (a)	160,000	160,983
King County School District No. 405 Bellevue, Unlimited Tax GO, 5.00%, 12/1/2026 (a)	20,000	21,529
King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2024 (a)	35,000	36,099
Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029 (a)	45,000	48,644
North Thurston Public Schools GO, 4.00%, 12/1/2036 (a)	2,100,000	2,164,658
Pierce County School District No. 403 Bethel, Unlimited Tax GO, 4.00%, 12/1/2023 (a)	20,000	20,123
Pierce County School District No. 416 White River, Unlimited Tax GO, 5.00%, 12/1/2025 (a)	50,000	52,676
Port of Seattle, Intermediate Lien Series 2022B, Rev., AMT, 4.00%, 8/1/2047 (a)	400,000	352,365
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Snohomish County School District No. 15 Edmonds, Unlimited Tax GO, 5.00%, 12/1/2025 (a)	25,000	26,345
Snohomish County School District No. 4 Lake Stevens, Unlimited Tax GO, 5.00%, 12/1/2024 (a)	25,000	25,806
Snohomish County School District No. 6 Mukilteo, Unlimited Tax GO, 5.00%, 12/1/2023 (a)	105,000	106,452
Spokane County School District No. 354 Mead, Unlimited Tax GO, 5.00%, 12/1/2024 (a)	20,000	20,628
State of Washington
Series 2021B, GO, 5.00%, 6/1/2033 (a)	1,000,000	1,144,928
Series 2020-C, GO, 5.00%, 2/1/2043 (a)	700,000	753,555
State of Washington, State and Local Agency Real and Personal Property Series 2015-C, COP, 5.00%, 1/1/2029 (a)	55,000	57,911
State of Washington, Various Purpose
Series 2023B-3, GO, 5.00%, 2/1/2043 (a)	2,000,000	2,196,020
Series 2022A, GO, 5.00%, 8/1/2043 (a)	1,170,000	1,271,695
Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028 (a)	30,000	32,888
Total Washington		17,536,342
Wisconsin — 2.5%
City of Oshkosh, Sewer
Series E, Rev., 5.00%, 5/1/2027 (a)	550,000	589,531
Series E, Rev., 5.00%, 5/1/2029 (a)	605,000	672,721
City of Oshkosh, Water
Series D, Rev., 5.00%, 1/1/2027 (a)	165,000	175,770
Series D, Rev., 5.00%, 1/1/2028 (a)	180,000	195,374
Hamilton School District, School Building and Improvement GO, 5.00%, 4/1/2025 (a)	60,000	62,366
Public Finance Authority
Rev., 5.00%, 6/15/2032 (a)	365,000	379,750
Rev., 5.00%, 6/15/2042 (a)	380,000	369,033
Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020A, Rev., 4.00%, 11/15/2037 (a)	300,000	263,862
Public Finance Authority, Eastern Michigan University Student Housing Project Series 2022A-1, Rev., 5.00%, 7/1/2032 (a)	500,000	559,177
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (a) (c)	250,000	224,330
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Public Finance Authority, Lenoir-Rhyne University
Series 2022, Rev., 5.00%, 4/1/2029 (a)	1,155,000	1,195,430
Series 2022, Rev., 5.00%, 4/1/2030 (a)	1,215,000	1,260,165
Series 2022, Rev., 5.00%, 4/1/2031 (a)	1,275,000	1,324,820
Series 2022, Rev., 5.00%, 4/1/2032 (a)	665,000	688,158
Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039 (a)	200,000	201,986
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2032 (a) (c)	225,000	206,719
Public Finance Authority, Scotland Healthcare System Series 2021A, Rev., 5.00%, 10/1/2027 (a)	500,000	527,025
Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2029 (a) (c)	150,000	149,661
State of Wisconsin
Series B, GO, 4.00%, 5/1/2023 (a)	40,000	40,059
Series 1, GO, 5.00%, 11/1/2024 (a)	40,000	41,258
Series 2, GO, 5.00%, 11/1/2026 (a)	50,000	53,133
State of Wisconsin, Clean Water Fund Leveraged Loan Portfolio
Series 1, Rev., 5.00%, 6/1/2023 (a) (e)	25,000	25,102
Rev., 5.00%, 6/1/2024 (a) (e)	65,000	66,347
State of Wisconsin, Environmental Improvement Fund
Series 2018A, Rev., 5.00%, 6/1/2025 (a)	35,000	36,514
Series 2018A, Rev., 5.00%, 6/1/2026 (a)	20,000	21,315
Village of Pleasant Prairie GO, 4.00%, 8/1/2024 (a)	10,000	10,073
Wisconsin Department of Transportation
Series 2, Rev., 5.00%, 7/1/2031 (a)	180,000	197,627
Series 2, Rev., 5.00%, 7/1/2032 (a)	50,000	54,858
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries
Rev., 4.00%, 1/1/2026 (a)	175,000	170,110
Rev., 4.00%, 1/1/2027 (a)	175,000	167,957
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	117

JPMorgan Municipal ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029 (a)	150,000	141,376
WPPI Energy Series 2016A, Rev., 5.00%, 7/1/2024 (a)	170,000	173,773
Total Wisconsin		10,245,380
Total Municipal Bonds (Cost $375,754,351)		370,953,249
	SHARES
Short-Term Investments — 6.9%
Investment Companies — 6.9%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (f) (g) (Cost $28,404,779)	28,400,875	28,406,555
Total Investments — 97.8% (Cost $404,159,130)		399,359,804
Other Assets Less Liabilities — 2.2%		8,782,739
NET ASSETS — 100.0%		408,142,543

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(7)	06/21/2023	USD	(821,188)	313

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 9,350,000	334,019	(562,868)	(228,849)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	119

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 41.4%
Aerospace & Defense — 0.3%
Boeing Co. (The) 2.20%, 2/4/2026	125,000	113,544
Bombardier, Inc. (Canada)
7.88%, 4/15/2027 (a)	41,000	40,746
6.00%, 2/15/2028 (a)	49,000	45,910
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	41,000	36,577
4.13%, 4/15/2029 (a)	54,000	47,115
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	38,000	37,966
9.38%, 11/30/2029 (a)	29,000	30,631
TransDigm, Inc. 6.25%, 3/15/2026 (a)	95,000	93,741
Triumph Group, Inc. 8.88%, 6/1/2024 (a)	44,000	45,775
		492,005
Airlines — 0.1%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	121,000	117,763
5.75%, 4/20/2029 (a)	48,750	46,367
United Airlines, Inc. 4.38%, 4/15/2026 (a)	47,000	44,235
		208,365
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	185,092
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	89,000	84,327
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	68,000	62,854
6.88%, 7/1/2028	44,000	39,488
Clarios Global LP 6.25%, 5/15/2026 (a)	32,000	31,408
Dana, Inc.
5.38%, 11/15/2027	62,000	57,208
4.50%, 2/15/2032	23,000	18,332
Goodyear Tire & Rubber Co. (The) 5.25%, 4/30/2031 (b)	112,000	96,040
Icahn Enterprises LP 5.25%, 5/15/2027	80,000	74,004
		648,753
Automobiles — 0.2%
Ford Motor Co. 9.63%, 4/22/2030	36,000	41,403
Hyundai Capital America 1.80%, 10/15/2025 (a)	200,000	181,233
Volkswagen Group of America Finance LLC (Germany) 3.35%, 5/13/2025 (a)	200,000	191,704
		414,340
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 14.9%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (a) (c)	400,000	345,323
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	645,000	630,104
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (c)	800,000	794,228
Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	150,000	132,281
Banco Santander SA (Spain)
2.75%, 5/28/2025	600,000	562,142
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200,000	172,367
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.17%, 3/24/2028 (c)	200,000	186,900
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (c)	200,000	198,522
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (c)	585,000	544,283
(SOFR + 1.33%), 3.38%, 4/2/2026 (c)	380,000	363,453
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	230,000	202,580
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	345,000	308,421
(SOFR + 2.04%), 4.95%, 7/22/2028 (c)	475,000	464,582
(SOFR + 1.99%), 6.20%, 11/10/2028 (c)	400,000	411,271
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (c)	335,000	335,530
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (c)	245,000	212,594
Bank of Montreal (Canada) 5.20%, 2/1/2028	585,000	582,593
Banque Federative du Credit Mutuel SA (France) 4.75%, 7/13/2027 (a)	530,000	513,605
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (c)	820,000	721,419
BNP Paribas SA (France) (SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	795,000	734,266
Citigroup, Inc.
(SOFR + 0.67%), 0.98%, 5/1/2025 (c)	85,000	80,274
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 0.69%), 2.01%, 1/25/2026 (c)	455,000	424,324
(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	200,000	189,925
(SOFR + 1.55%), 5.61%, 9/29/2026 (c)	750,000	750,005
(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	85,000	74,686
(SOFR + 1.89%), 4.66%, 5/24/2028 (b) (c)	370,000	357,869
Citizens Bank NA (SOFR + 2.00%), 4.57%, 8/9/2028 (c)	400,000	387,673
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	765,000	702,009
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (c)	805,000	745,541
DNB Bank ASA (Norway) (SOFRINDX + 1.95%), 5.90%, 10/9/2026 (a) (c)	500,000	499,022
Federation des Caisses Desjardins du Quebec (Canada) 2.05%, 2/10/2025 (a)	200,000	186,245
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	200,000	199,113
(SOFR + 0.53%), 0.73%, 8/17/2024 (c)	270,000	263,313
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (c)	250,000	244,748
(SOFR + 0.71%), 0.98%, 5/24/2025 (c)	350,000	329,240
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	569,000	497,771
(SOFR + 1.10%), 2.25%, 11/22/2027 (c)	385,000	338,661
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	420,000	410,693
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (c)	500,000	452,985
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	200,000	177,523
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (c)	200,000	197,365
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (c)	200,000	187,529
4.65%, 3/24/2026	400,000	385,412
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (c)	355,000	355,069
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.13%), 3.84%, 4/17/2026 (c)	258,000	247,933
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	512,000	447,936
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	400,000	354,538
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (d)	690,000	679,838
Mizuho Financial Group, Inc. (Japan)
(SOFR + 1.25%), 1.24%, 7/10/2024 (c)	200,000	196,757
(SOFR + 1.24%), 2.84%, 7/16/2025 (c)	200,000	191,258
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 2.65%, 5/22/2026 (c)	470,000	438,349
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	200,000	198,921
4.80%, 4/5/2026	500,000	486,858
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	350,000	363,663
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (a)	500,000	434,881
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.79%), 1.09%, 3/15/2025 (c)	645,000	610,967
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	655,000	585,310
(SOFR + 2.60%), 6.53%, 1/10/2029 (c)	275,000	278,361
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (c)	365,000	339,220
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	570,000	504,998
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (c)	805,000	812,248
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (c)	200,000	199,823
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (c)	250,000	239,668
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (c)	200,000	188,288
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	121

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (a) (c)	310,000	298,370
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (a) (d)	400,000	393,901
5.52%, 1/13/2028	775,000	772,953
Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.85%, 3/25/2024 (a)	200,000	190,350
Toronto-Dominion Bank (The) (Canada) 5.10%, 1/9/2026	575,000	573,239
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	150,000	140,186
(SOFR + 1.56%), 4.54%, 8/15/2026 (c)	535,000	522,041
(SOFR + 1.51%), 3.53%, 3/24/2028 (c)	285,000	263,909
(SOFR + 1.98%), 4.81%, 7/25/2028 (c)	445,000	433,261
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c) (d)	75,000	69,722
		28,311,206
Biotechnology — 0.4%
Amgen, Inc. 5.15%, 3/2/2028 (e)	510,000	507,982
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	72,000	43,560
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	200,000	171,000
		722,542
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	64,000	53,730
Griffon Corp. 5.75%, 3/1/2028	80,000	73,624
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	44,000	36,771
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	49,000	41,137
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	64,000	57,501
Summit Materials LLC 5.25%, 1/15/2029 (a)	54,000	49,680
		312,443
Capital Markets — 4.7%
Credit Suisse Group AG (Switzerland)
3.80%, 6/9/2023	380,000	375,440
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250,000	226,511
(SOFR + 3.34%), 6.37%, 7/15/2026 (a) (c)	405,000	380,992
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	150,000	146,625
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	500,000	448,120
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
(SOFR + 1.22%), 2.31%, 11/16/2027 (c)	320,000	277,841
(SOFR + 3.18%), 6.72%, 1/18/2029 (c)	240,000	242,542
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.68%, 3/8/2024 (c)	200,000	199,400
(SOFR + 0.73%), 1.76%, 1/24/2025 (c)	500,000	481,268
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	423,000	370,525
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	390,000	348,502
(SOFR + 1.85%), 3.62%, 3/15/2028 (c)	720,000	668,200
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (a)	490,000	494,398
(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (c)	140,000	120,618
(SOFR + 2.13%), 4.10%, 6/21/2028 (a) (c)	380,000	357,493
Morgan Stanley
(SOFR + 0.62%), 0.73%, 4/5/2024 (c)	160,000	159,185
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	200,000	199,411
(SOFR + 0.72%), 0.98%, 12/10/2026 (c)	150,000	131,940
(SOFR + 0.86%), 1.51%, 7/20/2027 (c)	335,000	292,428
(SOFR + 1.00%), 2.48%, 1/21/2028 (c)	400,000	356,737
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	220,000	208,982
(SOFR + 2.24%), 6.30%, 10/18/2028 (c)	400,000	410,662
Nomura Holdings, Inc. (Japan)
1.85%, 7/16/2025	200,000	182,455
1.65%, 7/14/2026	200,000	174,689
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (c)	400,000	392,059
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.71%, 1/12/2027 (a) (c)	575,000	573,795
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (c)	410,000	396,901
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (c)	270,000	233,994
		8,851,713
Chemicals — 0.6%
Albemarle Corp. 4.65%, 6/1/2027	450,000	438,877
Avient Corp. 5.75%, 5/15/2025 (a)	44,000	43,126
Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (f)	200,000	167,899
Chemours Co. (The)
5.38%, 5/15/2027	26,000	23,677
5.75%, 11/15/2028 (a)	54,000	47,427
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	62,000	53,475
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	200,000	175,898
NOVA Chemicals Corp. (Canada) 4.25%, 5/15/2029 (a)	67,000	55,473
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	108,000	93,582
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	49,000	42,837
WR Grace Holdings LLC 4.88%, 6/15/2027 (a)	64,000	58,809
		1,201,080
Commercial Services & Supplies — 0.3%
ACCO Brands Corp. 4.25%, 3/15/2029 (a) (b)	67,000	54,909
Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	31,000	29,442
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	59,000	54,321
Brink's Co. (The) 4.63%, 10/15/2027 (a)	31,000	28,185
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	85,000	75,282
GFL Environmental, Inc. (Canada)
4.00%, 8/1/2028 (a)	85,000	73,968
4.75%, 6/15/2029 (a)	36,000	32,015
Madison IAQ LLC 4.13%, 6/30/2028 (a)	126,000	107,491
Prime Security Services Borrower LLC 5.75%, 4/15/2026 (a)	130,000	125,612
Stericycle, Inc. 3.88%, 1/15/2029 (a)	54,000	46,292
		627,517
Communications Equipment — 0.1%
CommScope, Inc.
6.00%, 3/1/2026 (a)	85,000	81,903
4.75%, 9/1/2029 (a)	95,000	77,425
		159,328
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a) (b)	44,000	38,567
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	54,000	45,064
MasTec, Inc. 4.50%, 8/15/2028 (a)	77,000	70,065
Weekley Homes LLC 4.88%, 9/15/2028 (a)	59,000	50,108
		203,804
Consumer Finance — 2.4%
AerCap Ireland Capital DAC (Ireland)
4.88%, 1/16/2024	450,000	445,577
2.88%, 8/14/2024	200,000	190,177
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
2.45%, 10/29/2026	990,000	872,756
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (a)	450,000	442,830
5.50%, 1/15/2026 (a)	125,000	120,961
Capital One Financial Corp.
(SOFR + 0.69%), 1.34%, 12/6/2024 (c)	270,000	260,234
(SOFR + 2.06%), 4.93%, 5/10/2028 (c)	400,000	387,294
(SOFR + 2.08%), 5.47%, 2/1/2029 (c)	345,000	338,708
Ford Motor Credit Co. LLC
2.70%, 8/10/2026	210,000	182,749
4.27%, 1/9/2027	425,000	384,887
General Motors Financial Co., Inc. 5.00%, 4/9/2027	380,000	370,519
Navient Corp. 7.25%, 9/25/2023	19,000	19,055
OneMain Finance Corp.
7.13%, 3/15/2026	67,000	65,131
6.63%, 1/15/2028	23,000	21,418
5.38%, 11/15/2029	23,000	19,367
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (a)	350,000	349,709
5.50%, 2/15/2024 (a)	150,000	148,210
		4,619,582
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc 4.13%, 8/15/2026 (a)	200,000	182,000
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	70,000	61,175
LABL, Inc. 6.75%, 7/15/2026 (a)	100,000	95,115
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	113,000	113,706
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	62,000	60,295
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	49,000	42,745
		555,036
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	41,000	38,386
Diversified Financial Services — 0.3%
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	145,000	138,145
3.85%, 6/15/2025 (a)	200,000	189,576
Fondo MIVIVIENDA SA (Peru) 4.63%, 4/12/2027 (a)	200,000	190,850
		518,571
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	123

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — 0.7%
Altice France SA (France) 5.13%, 7/15/2029 (a)	200,000	154,912
CCO Holdings LLC
5.00%, 2/1/2028 (a)	137,000	124,156
4.75%, 3/1/2030 (a)	257,000	216,129
4.75%, 2/1/2032 (a)	13,000	10,530
4.50%, 5/1/2032	288,000	227,938
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	77,000	71,541
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	62,000	53,940
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	41,000	30,032
4.00%, 2/15/2027 (a)	216,000	165,866
NBN Co. Ltd. (Australia) 1.45%, 5/5/2026 (a)	200,000	177,078
Sprint Capital Corp. 8.75%, 3/15/2032	67,000	79,763
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	31,000	27,017
		1,338,902
Electric Utilities — 1.9%
Enel Finance America LLC (Italy) 7.10%, 10/14/2027 (a)	200,000	209,934
Enel Finance International NV (Italy) 4.63%, 6/15/2027 (a)	445,000	427,179
Eskom Holdings SOC Ltd. (South Africa) 6.75%, 8/6/2023 (f)	200,000	197,900
Exelon Corp. 5.15%, 3/15/2028	305,000	302,290
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	535,000	487,482
ITC Holdings Corp. 3.65%, 6/15/2024	745,000	725,494
NextEra Energy Capital Holdings, Inc. 4.90%, 2/28/2028	600,000	592,848
NRG Energy, Inc.
3.38%, 2/15/2029 (a)	46,000	37,350
5.25%, 6/15/2029 (a)	67,000	59,630
PG&E Corp. 5.00%, 7/1/2028	60,000	54,783
Vistra Operations Co. LLC
3.55%, 7/15/2024 (a)	350,000	336,047
5.00%, 7/31/2027 (a)	90,000	83,606
4.38%, 5/1/2029 (a)	27,000	23,325
		3,537,868
Electrical Equipment — 0.1%
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	16,000	15,872
6.05%, 4/15/2028 (a)	31,000	30,312
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electrical Equipment — continued
6.30%, 2/15/2030 (a)	13,000	12,719
6.40%, 4/15/2033 (a)	19,000	18,695
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	44,000	38,227
		115,825
Electronic Equipment, Instruments & Components — 0.0% ^
Coherent Corp. 5.00%, 12/15/2029 (a)	41,000	35,920
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	36,000	31,859
		67,779
Energy Equipment & Services — 0.1%
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	182,114	152,142
Oceaneering International, Inc. 4.65%, 11/15/2024	62,000	59,680
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	54,000	53,128
Transocean, Inc. 8.75%, 2/15/2030 (a)	10,000	10,175
		275,125
Entertainment — 0.5%
Cinemark USA, Inc.
5.88%, 3/15/2026 (a)	31,000	28,382
5.25%, 7/15/2028 (a) (b)	28,000	23,527
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (a)	85,000	76,547
Warnermedia Holdings, Inc. 3.76%, 3/15/2027 (a)	975,000	894,401
		1,022,857
Equity Real Estate Investment Trusts (REITs) — 0.2%
Corporate Office Properties LP 2.00%, 1/15/2029	140,000	107,770
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	52,000	47,863
RHP Hotel Properties LP 4.75%, 10/15/2027	67,000	61,600
SBA Communications Corp. 3.13%, 2/1/2029	43,000	35,505
VICI Properties LP 5.63%, 5/1/2024 (a)	44,000	43,684
		296,422
Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	216,000	203,040
3.50%, 3/15/2029 (a)	59,000	49,936
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	22,000	20,863
Rite Aid Corp. 8.00%, 11/15/2026 (a)	85,000	45,050
		318,889
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — 0.5%
Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (a)	28,000	26,389
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	103,000	98,365
4.63%, 4/15/2030 (a)	31,000	26,878
Viterra Finance BV (Netherlands)
2.00%, 4/21/2026 (a)	200,000	173,134
4.90%, 4/21/2027 (a)	570,000	539,980
		864,746
Gas Utilities — 0.0% ^
AmeriGas Partners LP 5.88%, 8/20/2026	49,000	46,178
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	35,000	30,404
		76,582
Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	54,000	49,680
Medline Borrower LP
3.88%, 4/1/2029 (a)	90,000	75,013
5.25%, 10/1/2029 (a)	90,000	73,861
		198,554
Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	41,000	38,424
AdaptHealth LLC 4.63%, 8/1/2029 (a)	54,000	45,328
Centene Corp. 4.63%, 12/15/2029	76,000	69,501
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	98,000	95,550
5.63%, 3/15/2027 (a)	23,000	20,186
6.00%, 1/15/2029 (a)	67,000	57,864
4.75%, 2/15/2031 (a)	77,000	59,482
DaVita, Inc. 4.63%, 6/1/2030 (a)	103,000	84,890
Encompass Health Corp. 4.75%, 2/1/2030	121,000	107,105
Owens & Minor, Inc. 4.38%, 12/15/2024	70,000	66,878
Tenet Healthcare Corp.
5.13%, 11/1/2027	59,000	55,468
4.63%, 6/15/2028	121,000	109,477
4.25%, 6/1/2029	198,000	173,389
		983,542
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	46,000	40,933
Boyd Gaming Corp. 4.75%, 12/1/2027	59,000	55,313
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	85,000	75,230
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	95,000	94,210
Carnival Corp. 9.88%, 8/1/2027 (a)	162,000	164,914
Cedar Fair LP 5.25%, 7/15/2029	85,000	77,533
Gohl Capital Ltd. (Malaysia) 4.25%, 1/24/2027 (f)	200,000	177,663
Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	72,000	66,060
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	49,000	41,122
MGM Resorts International 5.50%, 4/15/2027	98,000	93,165
Royal Caribbean Cruises Ltd.
8.25%, 1/15/2029 (a)	75,000	77,657
9.25%, 1/15/2029 (a)	70,000	74,251
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a) (b)	26,000	24,553
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	22,000	22,233
Station Casinos LLC 4.50%, 2/15/2028 (a)	49,000	43,277
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	31,000	30,917
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	49,000	47,545
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	28,000	25,515
4.63%, 1/31/2032	8,000	7,072
		1,239,163
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	54,000	47,115
Newell Brands, Inc. 6.38%, 9/15/2027	80,000	79,562
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	90,000	76,942
		203,619
Household Products — 0.1%
Central Garden & Pet Co.
4.13%, 10/15/2030	59,000	49,155
4.13%, 4/30/2031 (a)	31,000	25,395
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	41,000	35,781
4.38%, 3/31/2029 (a)	44,000	37,301
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	90,000	77,563
		225,195
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp. 4.50%, 2/15/2028 (a)	85,000	76,527
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	125

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
Constellation Energy Generation LLC 5.60%, 3/1/2028	355,000	355,949
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (f)	155,000	138,725
		571,201
Insurance — 0.9%
Athene Global Funding
0.95%, 1/8/2024 (a)	259,000	248,912
0.91%, 8/19/2024 (a)	295,000	272,742
2.50%, 1/14/2025 (a)	308,000	287,708
Equitable Financial Life Global Funding 0.80%, 8/12/2024 (a)	230,000	215,585
Jackson National Life Global Funding
3.88%, 6/11/2025 (a)	150,000	143,181
5.50%, 1/9/2026 (a)	575,000	574,988
		1,743,116
IT Services — 0.5%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	49,000	40,336
Block, Inc.
2.75%, 6/1/2026	15,000	13,384
3.50%, 6/1/2031	38,000	30,700
Gartner, Inc. 3.63%, 6/15/2029 (a)	77,000	66,584
Global Payments, Inc.
1.20%, 3/1/2026	415,000	362,780
4.95%, 8/15/2027	335,000	324,013
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	82,000	74,700
		912,497
Leisure Products — 0.0% ^
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	59,000	47,864
Life Sciences Tools & Services — 0.0% ^
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	36,000	31,255
Syneos Health, Inc. 3.63%, 1/15/2029 (a)	54,000	44,511
		75,766
Machinery — 0.1%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	62,000	62,930
Terex Corp. 5.00%, 5/15/2029 (a)	41,000	37,642
		100,572
Media — 0.9%
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	131,000	116,917
7.75%, 4/15/2028 (a) (b)	26,000	21,577
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
CSC Holdings LLC
5.25%, 6/1/2024	44,000	42,630
6.50%, 2/1/2029 (a)	200,000	169,520
Directv Financing LLC 5.88%, 8/15/2027 (a)	49,000	43,807
DISH DBS Corp.
5.88%, 11/15/2024	44,000	41,225
7.75%, 7/1/2026	278,000	215,797
5.25%, 12/1/2026 (a)	98,000	82,075
DISH Network Corp. 11.75%, 11/15/2027 (a)	49,000	49,648
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	41,000	34,442
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	90,000	66,821
iHeartCommunications, Inc.
8.38%, 5/1/2027	22,500	19,800
5.25%, 8/15/2027 (a)	100,000	87,022
Lamar Media Corp. 4.00%, 2/15/2030	49,000	42,140
News Corp. 3.88%, 5/15/2029 (a)	46,000	39,420
Nexstar Media, Inc. 5.63%, 7/15/2027 (a)	97,000	90,087
Outfront Media Capital LLC 6.25%, 6/15/2025 (a)	20,000	19,833
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	36,000	28,691
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	18,000	14,413
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	59,000	45,914
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	49,000	44,957
5.50%, 7/1/2029 (a)	190,000	171,475
Stagwell Global LLC 5.63%, 8/15/2029 (a)	67,000	57,621
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	26,000	24,684
4.50%, 5/1/2029 (a)	53,000	44,702
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	41,000	38,335
		1,653,553
Metals & Mining — 0.5%
Alcoa Nederland Holding BV 6.13%, 5/15/2028 (a) (b)	200,000	196,682
Arconic Corp. 6.13%, 2/15/2028 (a)	77,000	75,653
ATI, Inc. 5.88%, 12/1/2027	108,000	102,879
Big River Steel LLC 6.63%, 1/31/2029 (a)	41,000	39,873
Carpenter Technology Corp. 6.38%, 7/15/2028	67,000	64,192
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	62,000	62,628
5.88%, 6/1/2027	8,000	7,764
4.63%, 3/1/2029 (a) (b)	13,000	11,844
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Metals & Mining — continued
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (f)	200,000	189,947
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	62,000	57,040
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	26,000	22,392
Novelis Corp. 4.75%, 1/30/2030 (a)	77,000	67,645
		898,539
Multiline Retail — 0.1%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	72,000	69,480
Nordstrom, Inc.
2.30%, 4/8/2024	20,000	18,900
4.38%, 4/1/2030	44,000	34,705
		123,085
Oil, Gas & Consumable Fuels — 2.2%
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	48,000	48,478
5.38%, 6/15/2029 (a)	26,000	23,400
Antero Resources Corp.
7.63%, 2/1/2029 (a)	27,000	27,200
5.38%, 3/1/2030 (a)	59,000	53,720
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	350,000	338,785
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	44,000	44,770
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	67,000	65,316
Buckeye Partners LP 4.13%, 12/1/2027	80,000	69,249
Cheniere Energy Partners LP 4.50%, 10/1/2029	31,000	28,133
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	72,000	69,751
Chord Energy Corp. 6.38%, 6/1/2026 (a)	36,000	34,716
CNX Resources Corp.
7.25%, 3/14/2027 (a)	4,000	3,967
6.00%, 1/15/2029 (a)	54,000	48,958
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	98,000	90,160
Crestwood Midstream Partners LP
5.63%, 5/1/2027 (a)	49,000	45,325
8.00%, 4/1/2029 (a)	36,000	35,820
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	85,000	72,887
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	150,000	141,937
Energean Israel Finance Ltd. (Israel)
4.50%, 3/30/2024 (a) (f)	12,000	11,640
4.88%, 3/30/2026 (a) (f)	130,000	119,706
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Energy Transfer LP 5.55%, 2/15/2028	410,000	408,421
EnLink Midstream Partners LP
4.15%, 6/1/2025	34,000	32,603
4.85%, 7/15/2026	36,000	34,123
EQM Midstream Partners LP
4.00%, 8/1/2024	10,000	9,553
6.00%, 7/1/2025 (a)	13,000	12,545
6.50%, 7/1/2027 (a)	46,000	43,566
5.50%, 7/15/2028	85,000	75,862
Genesis Energy LP
6.25%, 5/15/2026	62,000	58,770
8.00%, 1/15/2027	46,000	44,988
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	475,000	429,819
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	191,000	168,295
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	76,436	74,287
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	72,000	65,160
Holly Energy Partners LP 6.38%, 4/15/2027 (a)	54,000	52,365
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	54,000	49,907
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (a) (f)	50,000	48,400
6.50%, 6/30/2027 (a) (f)	50,000	47,465
MEG Energy Corp. (Canada) 5.88%, 2/1/2029 (a)	54,000	50,364
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	28,000	26,738
NuStar Logistics LP 5.63%, 4/28/2027	90,000	83,779
Occidental Petroleum Corp. 6.13%, 1/1/2031	46,000	46,327
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	100,000	95,206
4.50%, 1/23/2026	100,000	92,025
6.88%, 8/4/2026	130,000	124,169
6.49%, 1/23/2027	270,000	245,052
Range Resources Corp.
8.25%, 1/15/2029	54,000	55,418
4.75%, 2/15/2030 (a)	24,000	21,480
SM Energy Co.
6.75%, 9/15/2026	26,000	25,085
6.63%, 1/15/2027	54,000	51,368
Southwestern Energy Co.
8.38%, 9/15/2028	31,000	32,434
5.38%, 3/15/2030	95,000	86,781
Sunoco LP 5.88%, 3/15/2028	54,000	51,826
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	127

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	44,000	40,854
6.00%, 12/31/2030 (a)	77,000	66,400
Vital Energy, Inc. 9.50%, 1/15/2025	31,000	31,250
		4,256,603
Personal Products — 0.1%
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	108,000	100,851
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	54,000	50,718
		151,569
Pharmaceuticals — 0.4%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	278,000	207,868
8.50%, 1/31/2027 (a)	108,000	56,823
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	59,000	51,312
4.88%, 6/1/2028 (a)	257,000	160,305
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (g)	54,000	51,563
Organon & Co. 5.13%, 4/30/2031 (a)	200,000	169,750
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (g)	50,000	37,634
		735,255
Real Estate Management & Development — 0.1%
GLP Pte. Ltd. (Singapore) 3.88%, 6/4/2025 (f)	200,000	163,787
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	67,000	54,459
Realogy Group LLC 5.75%, 1/15/2029 (a)	49,000	35,182
		253,428
Road & Rail — 0.6%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	64,000	60,397
4.75%, 4/1/2028 (a)	31,000	27,513
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	59,000	50,445
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	108,000	96,178
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (a)	859,000	756,994
Uber Technologies, Inc. 7.50%, 5/15/2025 (a)	54,000	54,547
		1,046,074
Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	54,000	53,385
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	90,000	83,708
Marvell Technology, Inc. 1.65%, 4/15/2026	125,000	111,894
		248,987
Software — 0.3%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	64,000	55,228
NCR Corp.
5.13%, 4/15/2029 (a)	48,000	40,993
6.13%, 9/1/2029 (a)	103,000	100,167
Oracle Corp. 4.50%, 5/6/2028	395,000	379,844
		576,232
Specialty Retail — 0.4%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	59,000	52,798
Bath & Body Works, Inc.
5.25%, 2/1/2028	41,000	38,181
7.50%, 6/15/2029	76,000	76,278
6.75%, 7/1/2036	23,000	19,751
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	85,000	62,334
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	49,000	42,078
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	31,000	28,147
4.38%, 1/15/2031 (a)	31,000	25,808
Penske Automotive Group, Inc. 3.75%, 6/15/2029	64,000	53,783
PetSmart, Inc. 4.75%, 2/15/2028 (a)	250,000	227,551
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	49,000	40,425
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	49,000	42,874
Staples, Inc. 7.50%, 4/15/2026 (a)	95,000	84,550
		794,558
Technology Hardware, Storage & Peripherals — 0.0% ^
Seagate HDD Cayman
4.88%, 6/1/2027	44,000	41,428
9.63%, 12/1/2032 (a)	44,000	48,098
		89,526
Textiles, Apparel & Luxury Goods — 0.0% ^
William Carter Co. (The) 5.63%, 3/15/2027 (a)	31,000	29,796
Thrifts & Mortgage Finance — 1.6%
BPCE SA (France)
5.70%, 10/22/2023 (a)	400,000	398,773
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Thrifts & Mortgage Finance — continued
5.15%, 7/21/2024 (a)	285,000	280,536
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (c)	750,000	670,530
(SOFR + 2.10%), 5.97%, 1/18/2027 (a) (c)	500,000	499,395
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	72,000	66,240
Nationwide Building Society (United Kingdom)
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (c)	200,000	199,959
(ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a) (c)	200,000	198,477
(SOFR + 1.29%), 2.97%, 2/16/2028 (a) (c)	850,000	762,618
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	17,000	14,669
3.63%, 3/1/2029 (a)	44,000	35,368
4.00%, 10/15/2033 (a)	5,000	3,696
		3,130,261
Tobacco — 0.2%
BAT International Finance plc (United Kingdom) 4.45%, 3/16/2028	475,000	444,091
Trading Companies & Distributors — 0.7%
Air Lease Corp.
4.25%, 2/1/2024	150,000	147,879
5.85%, 12/15/2027 (b)	360,000	358,299
5.30%, 2/1/2028	270,000	262,334
Aviation Capital Group LLC
4.38%, 1/30/2024 (a)	200,000	196,555
5.50%, 12/15/2024 (a)	150,000	148,018
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	54,000	50,868
Imola Merger Corp. 4.75%, 5/15/2029 (a)	51,000	43,376
United Rentals North America, Inc. 4.88%, 1/15/2028	139,000	132,495
WESCO Distribution, Inc. 7.25%, 6/15/2028 (a)	33,000	33,441
		1,373,265
Wireless Telecommunication Services — 0.5%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	67,000	63,064
Kenbourne Invest SA (Chile) 4.70%, 1/22/2028 (f)	200,000	138,475
T-Mobile USA, Inc.
3.50%, 4/15/2025	150,000	143,679
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wireless Telecommunication Services — continued
4.75%, 2/1/2028	28,000	27,113
4.95%, 3/15/2028	600,000	588,984
		961,315
Total Corporate Bonds (Cost $83,768,537)		78,866,892
Asset-Backed Securities — 19.7%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	56,475	55,955
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	191,041	168,877
ACM Auto Trust
Series 2022-1A, Class B, 4.47%, 4/20/2029 (a)	438,000	436,743
Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	383,000	381,685
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	263,000	229,039
American Credit Acceptance Receivables Trust
Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	450,000	442,376
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	584,000	565,476
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	375,000	368,083
AMSR Trust
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (a)	300,000	255,891
Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 (a)	400,000	340,348
Aqua Finance Trust Series 2021-A, Class B, 2.40%, 7/17/2046 (a)	313,000	254,915
AREIT Trust Series 2021-CRE5, Class C, 6.85%, 11/17/2038 ‡ (a) (h)	336,000	316,396
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 5.90%, 4/22/2031 (a) (h)	200,000	196,550
Bain Capital Credit CLO Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 5.78%, 7/20/2030 (a) (h)	305,870	303,138
BSPRT Issuer Ltd. (Cayman Islands) Series 2021-FL7, Class B, 6.64%, 12/15/2038 (a) (h)	475,000	455,714
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	292,417	275,282
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	630,237	565,964
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	129

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
CarNow Auto Receivables Trust
Series 2020-1A, Class C, 3.84%, 9/16/2024 (a)	91,512	91,363
Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	196,000	191,297
Series 2021-2A, Class C, 1.69%, 3/15/2027 (a)	500,000	477,912
Series 2022-1A, Class D, 5.79%, 9/15/2027 (a)	397,000	387,052
CIFC Funding Ltd. (Cayman Islands) Series 2012-2RA, Class A1, 5.61%, 1/20/2028 (a) (h)	95,370	94,640
Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	400,000	370,402
CPS Auto Receivables Trust
Series 2019-B, Class E, 5.00%, 3/17/2025 (a)	482,262	481,219
Series 2019-A, Class E, 5.81%, 3/16/2026 (a)	500,000	499,101
Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	200,000	181,949
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	750,000	731,866
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	240,000	236,426
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	250,000	228,220
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	467,000	451,563
Crossroads Asset Trust Series 2021-A, Class C, 1.44%, 1/20/2026 (a)	125,000	120,405
Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	173,976	166,832
DT Auto Owner Trust
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	250,000	230,393
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	250,000	224,616
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	307,000	303,050
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	112,672	111,118
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	635,000	610,437
Series 2021-2A, Class D, 1.40%, 4/15/2027	210,000	193,911
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-4A, Class D, 1.96%, 1/17/2028	480,000	434,936
Series 2022-2A, Class D, 4.56%, 7/17/2028	800,000	753,992
Series 2022-5A, Class D, 7.40%, 2/15/2029	500,000	504,809
Series 2022-6A, Class D, 8.03%, 4/6/2029	500,000	516,299
FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 ‡ (a)	46,123	45,113
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	204,890	195,088
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	67,935	65,194
FirstKey Homes Trust
Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 (a)	500,000	433,008
Series 2022-SFR2, Class D, 4.50%, 7/17/2039 (a)	615,000	558,889
Flagship Credit Auto Trust
Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	225,000	202,107
Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	143,000	130,485
Series 2022-1, Class D, 3.64%, 3/15/2028 (a)	536,000	490,954
Series 2022-3, Class C, 4.99%, 7/17/2028 (a)	858,000	835,272
Series 2022-3, Class D, 6.00%, 7/17/2028 (a)	600,000	581,897
Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	94,531	84,240
FREED ABS Trust
Series 2021-1CP, Class B, 1.41%, 3/20/2028 (a)	24,113	24,029
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	233,216	232,790
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	238,000	201,411
Galaxy CLO Ltd. (Cayman Islands) Series 2015-19A, Class A1RR, 5.77%, 7/24/2030 (a) (h)	246,165	243,863
GLS Auto Receivables Issuer Trust
Series 2019-4A, Class C, 3.06%, 8/15/2025 (a)	141,486	139,640
Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	200,000	178,227
Series 2020-4A, Class E, 3.51%, 10/15/2027 (a)	1,000,000	939,577
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	104,639	96,276
Home Partners of America Trust Series 2021-3, Class E1, 3.20%, 1/17/2041 (a)	465,089	379,528
LCM LP (Cayman Islands) Series 14A, Class AR, 5.85%, 7/20/2031 (a) (h)	400,000	394,662
LCM Ltd. (Cayman Islands) Series 26A, Class A1, 5.88%, 1/20/2031 (a) (h)	250,000	246,732
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	109,714	104,802
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (a)	122,304	121,428
Series 2022-A, Class C, 2.82%, 6/15/2029 (a)	300,000	283,401
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 (a)	300,000	293,113
LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	123,142	117,627
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	139,903	137,109
Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	600,000	512,910
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	86,621	83,859
LMREC LLC Series 2021-CRE4, Class A, 5.67%, 4/22/2037 ‡ (a) (h)	53,784	53,015
Longfellow Place CLO Ltd. (Cayman Islands) Series 2013-1A, Class AR3, 5.79%, 4/15/2029 (a) (h)	35,444	35,329
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	192,000	167,719
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	408,000	404,721
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (a)	355,000	347,365
MVW LLC
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (a)	122,740	110,568
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (a)	52,678	47,575
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2020-37A, Class AR, 5.78%, 7/20/2031 (a) (h)	354,000	350,194
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	520,000	459,495
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (a)	178,000	171,772
NRZ Excess Spread-Collateralized Notes Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	110,161	97,882
Octane Receivables Trust Series 2023-1A, Class D, 7.76%, 3/20/2030 ‡ (a)	500,000	499,659
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	172,000	161,930
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	26,771	26,516
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	163,611	155,981
Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	65,836	64,735
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2020-1A, Class A1, 5.48%, 2/20/2028 (a) (h)	49,670	49,370
Series 2021-2A, Class A1, 5.72%, 5/20/2029 (a) (h)	126,996	125,760
PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 6.24%, 4/14/2038 (a) (h)	166,492	155,904
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (g)	1,227,213	1,123,514
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (g)	242,158	225,569
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (h)	421,069	391,085
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (g)	193,366	178,252
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (g)	148,880	139,701
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (g)	964,228	892,761
Progress Residential Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	200,000	171,797
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	350,000	294,577
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (a)	562,000	514,600
Santander Drive Auto Receivables Trust Series 2021-3, Class D, 1.33%, 9/15/2027	300,000	280,935
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	131

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Skopos Auto Receivables Trust Series 2019-1A, Class D, 5.24%, 4/15/2025 (a)	281,047	279,045
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 5.89%, 1/20/2032 (a) (h)	400,000	395,768
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 5.61%, 12/29/2029 (a) (h)	428,052	422,892
Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 5.92%, 7/23/2033 (a) (h)	250,000	246,796
Tricon Residential Trust Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 (a)	240,000	209,577
Upstart Pass-Through Trust
Series 2021-ST4, Class A, 2.00%, 7/20/2027 (a)	95,515	88,687
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	108,497	103,444
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	150,186	140,291
Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	122,782	116,624
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	240,731	230,805
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	356,788	336,518
Upstart Securitization Trust
Series 2021-2, Class B, 1.75%, 6/20/2031 (a)	275,000	265,508
Series 2021-3, Class A, 0.83%, 7/20/2031 (a)	53,851	52,885
Series 2021-4, Class B, 1.84%, 9/20/2031 (a)	231,000	210,902
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	225,000	207,820
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	489,198	479,650
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (a)	125,697	124,596
US Auto Funding Trust Series 2022-1A, Class B, 5.13%, 12/15/2025 (a)	574,000	550,832
VCAT LLC
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (g)	134,030	125,317
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (g)	146,194	134,066
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (g)	204,329	186,985
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Venture CLO Ltd. (Cayman Islands) Series 2018-32A, Class A2A, 5.86%, 7/18/2031 (a) (h)	150,000	148,646
Veros Auto Receivables Trust
Series 2022-1, Class A, 3.47%, 12/15/2025 (a)	240,792	237,211
Series 2021-1, Class A, 0.92%, 10/15/2026 (a)	29,235	28,901
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (g)	255,344	235,877
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (g)	141,547	128,069
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (g)	112,296	103,900
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (g)	144,451	131,365
Westlake Automobile Receivables Trust
Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	100,000	98,761
Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	250,000	232,378
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	450,000	409,765
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	500,000	499,127
Total Asset-Backed Securities (Cost $39,180,071)		37,420,760
U.S. Treasury Obligations — 13.7%
U.S. Treasury Notes
3.25%, 8/31/2024	185,000	180,238
4.25%, 9/30/2024	165,000	163,137
4.25%, 12/31/2024	335,000	331,244
2.88%, 6/15/2025	1,820,000	1,749,191
3.00%, 7/15/2025	2,847,800	2,742,009
3.13%, 8/15/2025	195,000	188,251
3.50%, 9/15/2025	2,057,700	2,003,605
4.25%, 10/15/2025	4,970,000	4,928,260
4.50%, 11/15/2025	5,285,000	5,276,123
4.00%, 12/15/2025	5,885,000	5,806,380
3.88%, 1/15/2026	475,000	466,836
4.00%, 2/15/2026	1,330,000	1,311,608
0.50%, 2/28/2026	15,000	13,335
0.75%, 5/31/2026	80,000	71,128
0.75%, 8/31/2026	80,000	70,606
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
0.88%, 9/30/2026	65,000	57,500
2.38%, 3/31/2029	835,000	756,751
Total U.S. Treasury Obligations (Cost $26,529,532)		26,116,202
Mortgage-Backed Securities — 9.6%
FHLMC Pool # 841368 ARM, 2.81%, 9/1/2047 (h)	2,212,200	2,213,428
FHLMC Gold Pools, 30 Year Pool # G08878, 4.50%, 5/1/2049	264,217	259,167
FHLMC UMBS, 10 Year Pool # RD5034, 2.00%, 9/1/2030	472,459	431,261
FHLMC UMBS, 15 Year
Pool # ZS6689, 2.50%, 4/1/2028	179,057	169,527
Pool # SB0725, 4.00%, 8/1/2037	1,004,213	981,753
Pool # SB8184, 4.00%, 10/1/2037	786,779	767,720
FHLMC UMBS, 30 Year
Pool # ZT1703, 4.00%, 1/1/2049	877,668	840,984
Pool # SD8231, 4.50%, 7/1/2052	861,867	830,903
FNMA Pool # BM4562 ARM, 3.06%, 5/1/2047 (h)	1,470,613	1,495,750
FNMA UMBS, 15 Year
Pool # FM1156, 2.50%, 4/1/2033	838,786	777,815
Pool # MA4361, 2.50%, 6/1/2036	373,728	341,853
Pool # FS1563, 2.50%, 7/1/2036	531,710	486,368
Pool # FS1329, 2.00%, 2/1/2037	970,028	863,228
FNMA UMBS, 20 Year
Pool # FM3075, 3.50%, 11/1/2039	1,054,805	1,008,534
Pool # CA8310, 2.50%, 12/1/2040	261,066	229,125
FNMA UMBS, 30 Year
Pool # FM2972, 4.00%, 12/1/2044	911,072	881,922
Pool # FS2237, 4.00%, 10/1/2046	2,124,541	2,042,814
Pool # BM1285, 4.50%, 5/1/2047	145,619	143,261
Pool # FS1847, 4.00%, 1/1/2049	267,284	256,246
Pool # FS1891, 4.00%, 1/1/2050	897,241	856,467
Pool # FS0085, 4.00%, 11/1/2050	969,021	928,280
Pool # MA4733, 4.50%, 9/1/2052	872,535	841,142
GNMA II, 30 Year Pool # MA8201, 4.50%, 8/20/2052	739,760	717,876
Total Mortgage-Backed Securities (Cost $18,992,488)		18,365,424
Commercial Mortgage-Backed Securities — 6.6%
Beast Mortgage Trust Series 2021-1818, Class B, 6.04%, 3/15/2036 (a) (h)	179,000	158,779
BX Commercial Mortgage Trust Series 2021-VOLT, Class D, 6.24%, 9/15/2036 (a) (h)	275,000	265,291
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

BX Trust
Series 2021-RISE, Class D, 6.34%, 11/15/2036 (a) (h)	360,000	348,192
Series 2022-LBA6, Class D, 6.56%, 1/15/2039 (a) (h)	525,000	504,941
Series 2022-FOX2, Class A2, 5.31%, 4/15/2039 (a) (h)	452,298	433,096
Citigroup Commercial Mortgage Trust
Series 2021-PRM2, Class F, 8.34%, 10/15/2038 (a) (h)	275,000	262,942
Series 2013-GC11, Class AS, 3.42%, 4/10/2046	27,330	27,289
Series 2014-GC23, Class C, 4.43%, 7/10/2047 (h)	200,000	189,125
Series 2015-GC27, Class B, 3.77%, 2/10/2048	200,000	185,048
Series 2015-GC27, Class C, 4.42%, 2/10/2048 (h)	440,000	407,686
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (h)	400,000	365,280
Series 2015-GC31, Class C, 4.04%, 6/10/2048 (h)	250,000	207,811
Commercial Mortgage Trust
Series 2019-WCM, Class G, 7.29%, 10/15/2034 (a) (h)	385,000	378,807
Series 2013-CR10, Class AM, 4.52%, 8/10/2046 (a) (h)	200,000	198,881
Series 2014-UBS5, Class C, 4.61%, 9/10/2047 (h)	500,000	440,156
Series 2014-CR20, Class C, 4.46%, 11/10/2047 (h)	100,000	93,156
Series 2015-CR26, Class B, 4.47%, 10/10/2048 (h)	200,000	186,225
Series 2015-PC1, Class B, 4.29%, 7/10/2050 (h)	200,000	187,671
CSAIL Commercial Mortgage Trust Series 2015-C4, Class E, 3.56%, 11/15/2048 (h)	325,000	260,535
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K068, Class X1, IO, 0.42%, 8/25/2027 (h)	3,582,962	58,090
Series K028, Class X3, IO, 1.88%, 6/25/2041 (h)	4,002,146	8,600
Series K111, Class X3, IO, 3.18%, 4/25/2048 (h)	405,000	70,025
Series K110, Class X3, IO, 3.40%, 6/25/2048 (h)	380,000	69,105
Series K115, Class X3, IO, 2.96%, 9/25/2048 (h)	430,000	69,479
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	133

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K125, Class X3, IO, 2.65%, 2/25/2049 (h)	460,000	69,288
FREMF Mortgage Trust
Series 2018-K732, Class C, 4.05%, 5/25/2025 (a) (h)	200,000	189,478
Series 2013-K31, Class C, 3.62%, 7/25/2046 (a) (h)	275,000	273,203
Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (h)	100,000	96,060
Series 2016-K57, Class C, 3.92%, 8/25/2049 (a) (h)	185,000	173,311
Series 2016-K58, Class C, 3.74%, 9/25/2049 (a) (h)	110,000	102,051
GS Mortgage Securities Trust
Series 2016-GS2, Class B, 3.76%, 5/10/2049 (h)	100,000	88,693
Series 2016-GS3, Class C, 3.99%, 10/10/2049 (h)	165,000	140,836
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (h)	250,000	173,067
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	150,000	139,148
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class C, 4.62%, 8/15/2048 (h)	150,000	131,335
Series 2016-C1, Class D1, 4.24%, 3/17/2049 (a) (h)	400,000	333,818
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.51%, 3/15/2050 (a) (h)	275,000	208,975
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.01%, 12/15/2046 (a) (h)	200,000	183,381
KKR Industrial Portfolio Trust Series 2021-KDIP, Class D, 5.93%, 12/15/2037 (a) (h)	131,250	127,302
Life Mortgage Trust Series 2021-BMR, Class C, 5.69%, 3/15/2038 (a) (h)	191,679	185,914
MHC Commercial Mortgage Trust Series 2021-MHC, Class D, 6.19%, 4/15/2038 (a) (h)	250,000	242,797
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class D, 5.06%, 2/15/2047 (a) (h)	175,023	167,955
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	220,000	178,713
Series 2015-C25, Class B, 4.52%, 10/15/2048 (h)	500,000	466,521
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	225,000	198,099
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

SMRT Series 2022-MINI, Class E, 7.26%, 1/15/2039 (a) (h)	350,000	326,334
STWD Mortgage Trust (Cayman Islands) Series 2021-LIH, Class B, 6.24%, 11/15/2036 (a) (h)	400,000	385,380
Velocity Commercial Capital Loan Trust Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (h)	139,060	115,957
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class B, 4.22%, 12/15/2048 (h)	500,000	457,675
Series 2015-LC22, Class D, 4.55%, 9/15/2058 (h)	205,000	171,694
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class C, 4.06%, 3/15/2045 (h)	117,000	107,640
Series 2014-C25, Class B, 4.24%, 11/15/2047 (h)	160,000	152,149
Series 2014-C22, Class C, 3.77%, 9/15/2057 (h)	725,000	664,344
Series 2014-C22, Class AS, 4.07%, 9/15/2057 (h)	1,000,000	947,163
Total Commercial Mortgage-Backed Securities (Cost $13,713,966)		12,574,491
Collateralized Mortgage Obligations — 5.0%
Connecticut Avenue Securities Trust
Series 2022-R01, Class 1M2, 6.38%, 12/25/2041 (a) (h)	521,000	508,066
Series 2022-R02, Class 2M2, 7.48%, 1/25/2042 (a) (h)	225,000	221,074
FHLMC STACR REMIC Trust
Series 2020-DNA1, Class M2, 6.32%, 1/25/2050 (a) (h)	65,968	65,796
Series 2020-HQA3, Class B1, 10.37%, 7/25/2050 (a) (h)	193,358	207,585
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class M2, 6.78%, 8/25/2033 (a) (h)	100,000	100,222
FHLMC, REMIC
Series 2673, Class PE, 5.50%, 9/15/2033	99,735	101,279
Series 4754, Class VG, 4.00%, 12/15/2036	625,000	608,329
Series 3878, Class PL, 4.50%, 11/15/2040	420,361	415,742
Series 4376, Class A, 4.00%, 7/15/2041	1,436,408	1,411,129
Series 4718, Class DA, 3.00%, 2/15/2047	268,640	247,086
Series 5021, Class MI, IO, 3.00%, 10/25/2050	464,023	73,757
FNMA, REMIC
Series 2012-136, Class DL, 3.50%, 12/25/2042	244,193	232,893
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2022-42, Class EA, 3.75%, 6/25/2052	2,475,703	2,354,883
Series 2022-43, Class P, 4.00%, 7/25/2052	543,710	520,607
GNMA Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	240,221	31,920
Legacy Mortgage Asset Trust Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (g)	118,232	107,618
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (a) (h)	188,000	179,153
NYMT Loan Trust Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (g)	271,056	245,322
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (h)	110,529	103,381
Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (g)	798,769	742,628
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (g)	254,899	235,673
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (g)	223,720	206,259
Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (g)	232,071	216,986
Verus Securitization Trust Series 2021-2, Class M1, 2.19%, 2/25/2066 (a) (h)	144,000	98,980
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (g)	402,109	349,730
Total Collateralized Mortgage Obligations (Cost $10,067,524)		9,586,098
Foreign Government Securities — 1.1%
Arab Republic of Egypt 6.20%, 3/1/2024 (f)	200,000	192,000
Dominican Republic Government Bond
6.00%, 7/19/2028 (f)	300,000	288,619
7.05%, 2/3/2031 (a)	150,000	149,860
Federal Republic of Nigeria
6.50%, 11/28/2027	200,000	165,000
8.38%, 3/24/2029 (a)	200,000	168,500
Islamic Republic of Pakistan 6.00%, 4/8/2026 (a)	200,000	88,522
Republic of Angola 8.25%, 5/9/2028 (f)	200,000	184,750
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (f)	200,000	189,000
5.75%, 12/31/2032 (f) (g)	59,694	54,109
Republic of Ecuador
5.50%, 7/31/2030 (f) (g)	25,000	12,067
5.50%, 7/31/2030 (a) (g)	50,000	24,134
2.50%, 7/31/2035 (f) (g)	110,000	38,418
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Republic of Iraq
6.75%, 3/9/2023 (f)	200,000	199,240
5.80%, 1/15/2028 (f)	156,250	143,193
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	200,000	197,000
Total Foreign Government Securities (Cost $2,418,751)		2,094,412
Municipal Bonds — 0.1% (h) (i)
California — 0.1%
California Housing Finance Agency Series 2021-1, Class X, Rev., 0.80%, 3/20/2023 (Cost $119,830)	2,143,636	114,577
	SHARES
Short-Term Investments — 0.9%
Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (j) (k) (Cost $805,328)	805,328	805,328
	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills
3.34%, 3/2/2023 (l) (m)	580,000	579,930
5.02%, 8/24/2023 (l)	315,000	307,468
Total U.S. Treasury Obligations (Cost $887,423)		887,398
Total Short-Term Investments (Cost $1,692,751)		1,692,726
Total Investments — 98.1% (Cost $196,483,450)		186,831,582
Other Assets Less Liabilities — 1.9%		3,590,415
NET ASSETS — 100.0%		190,421,997

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	135

JPMorgan Short Duration Core Plus ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $776,266.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $1,143,461 or 0.60% of the
Fund’s net assets as of February 28, 2023 .

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of February 28, 2023.
(l)	The rate shown is the effective yield as of February 28, 2023.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	19	06/30/2023	USD	3,871,102	(37)
U.S. Treasury 5 Year Note	241	06/30/2023	USD	25,807,711	(22,724)
					(22,761)
Short Contracts
U.S. Treasury Long Bond	(5)	06/21/2023	USD	(627,188)	2,685
U.S. Treasury 10 Year Note	(80)	06/21/2023	USD	(8,935,000)	4,785
U.S. Treasury 10 Year Ultra Note	(31)	06/21/2023	USD	(3,636,688)	1,388
					8,858
					(13,903)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.59	USD 1,000,000	(15,045)	(9,870)	(24,915)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 3,000,000	(39,090)	(34,338)	(73,428)
						(54,135)	(44,208)	(98,343)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	137

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 38.3%
Aerospace & Defense — 0.3%
Boeing Co. (The) 4.51%, 5/1/2023	31,519,000	31,473,924
Northrop Grumman Corp. 3.25%, 8/1/2023	37,294,000	37,060,084
		68,534,008
Automobiles — 1.5%
BMW US Capital LLC (Germany)
3.80%, 4/6/2023 (a)	72,574,000	72,474,907
2.25%, 9/15/2023 (a)	3,130,000	3,075,882
(SOFRINDX + 0.53%), 5.11%, 4/1/2024 (a) (b)	22,838,000	22,845,272
Hyundai Capital America
0.80%, 4/3/2023 (a)	76,615,000	76,309,289
5.75%, 4/6/2023 (a)	19,817,000	19,813,829
4.13%, 6/8/2023 (a)	837,000	833,803
1.25%, 9/18/2023 (a) (c)	2,506,000	2,444,878
4.30%, 2/1/2024 (a)	876,000	864,640
0.88%, 6/14/2024 (a)	30,000,000	28,240,070
Kia Corp. (South Korea)
3.00%, 4/25/2023 (a)	8,970,000	8,935,376
1.00%, 4/16/2024 (a)	12,580,000	11,955,026
Mercedes-Benz Finance North America LLC (Germany)
3.70%, 5/4/2023 (a)	4,845,000	4,831,669
0.75%, 3/1/2024 (a)	1,065,000	1,017,156
Volkswagen Group of America Finance LLC (Germany)
3.13%, 5/12/2023 (a)	80,814,000	80,430,155
4.25%, 11/13/2023 (a)	28,786,000	28,508,793
0.88%, 11/22/2023 (a)	14,938,000	14,455,013
		377,035,758
Banks — 17.1%
ASB Bank Ltd. (New Zealand)
3.75%, 6/14/2023 (a)	13,938,000	13,881,875
(ICE LIBOR USD 3 Month + 0.97%), 5.72%, 6/14/2023 (a) (b) (c)	8,887,000	8,900,508
3.13%, 5/23/2024 (a)	6,755,000	6,554,385
Australia & New Zealand Banking Group Ltd. (Australia) 4.83%, 2/3/2025 (a)	23,413,000	23,209,501
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.88%, 9/18/2023	200,000	194,856
Banco Santander SA (Spain)
3.85%, 4/12/2023	65,583,000	65,480,189
(ICE LIBOR USD 3 Month + 1.12%), 5.93%, 4/12/2023 (b)	4,000,000	4,004,026
2.71%, 6/27/2024	11,635,000	11,212,554
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (b)	37,732,000	37,004,904
3.50%, 3/24/2025	10,215,000	9,823,622
Bank of America Corp.
4.10%, 7/24/2023	1,101,000	1,095,960
(SOFR + 1.46%), 1.49%, 5/19/2024 (b)	7,592,000	7,521,503
(SOFR + 0.41%), 0.52%, 6/14/2024 (b)	85,060,000	83,706,695
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (b)	2,992,000	2,924,269
(SOFR + 0.69%), 0.98%, 4/22/2025 (b)	42,672,000	40,331,006
(SOFR + 1.11%), 3.84%, 4/25/2025 (b)	75,312,000	73,755,669
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	120,000,000	118,746,088
Bank of Montreal (Canada)
(SOFRINDX + 0.68%), 5.27%, 3/10/2023 (b)	59,757,000	59,763,573
(SOFRINDX + 0.27%), 4.84%, 4/14/2023 (b)	90,125,000	90,126,777
(SOFRINDX + 0.35%), 4.94%, 12/8/2023 (b)	14,990,000	14,994,194
Bank of New Zealand (New Zealand) 4.85%, 2/7/2028 (a)	90,000,000	88,463,756
Bank of Nova Scotia (The) (Canada)
1.63%, 5/1/2023	12,270,000	12,203,492
0.80%, 6/15/2023	5,025,000	4,944,858
0.55%, 9/15/2023	166,000	161,778
(SOFR + 0.26%), 4.85%, 9/15/2023 (b)	6,667,000	6,666,433
(SOFRINDX + 0.55%), 5.14%, 9/15/2023 (b)	47,576,000	47,641,923
4.75%, 2/2/2026 (c)	77,362,000	76,132,552
1.30%, 9/15/2026	8,539,000	7,418,347
Banque Federative du Credit Mutuel SA (France)
3.75%, 7/20/2023 (a) (c)	14,865,000	14,778,401
0.65%, 2/27/2024 (a)	6,485,000	6,179,062
4.94%, 1/26/2026 (a)	99,716,000	98,315,843
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (b)	29,647,000	28,546,800
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (b)	34,200,000	33,287,453
BNP Paribas SA (France)
3.50%, 3/1/2023 (a)	212,296,000	212,296,000
3.80%, 1/10/2024 (a)	54,645,000	53,711,634
BNZ International Funding Ltd. (New Zealand) 3.38%, 3/1/2023 (a)	13,260,000	13,260,000
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.80%), 5.39%, 3/17/2023 (b)	46,199,000	46,210,550
(SOFRINDX + 0.40%), 4.99%, 12/14/2023 (b)	50,032,000	50,062,447
(SOFR + 0.94%), 5.52%, 4/7/2025 (b) (c)	95,598,000	96,036,847
Citigroup, Inc.
3.38%, 3/1/2023	1,007,000	1,007,000
(SOFR + 1.67%), 1.68%, 5/15/2024 (b)	1,100,000	1,090,876
(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	2,537,000	2,526,829
(SOFR + 0.69%), 0.78%, 10/30/2024 (b)	10,270,000	9,926,919
Citizens Bank NA (SOFR + 1.02%), 5.28%, 1/26/2026 (b)	241,889,000	239,316,907
Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 3 Month + 0.70%), 5.44%, 3/16/2023 (a) (b) (c)	5,300,000	5,300,952
Cooperatieve Rabobank UA (Netherlands)
3.88%, 9/26/2023 (a)	2,850,000	2,825,940
0.38%, 1/12/2024	650,000	623,631
(SOFRINDX + 0.30%), 4.88%, 1/12/2024 (b)	60,834,000	60,803,401
Credit Agricole SA (France) 5.57%, 2/28/2025 (a)	112,332,000	112,126,163
Federation des Caisses Desjardins du Quebec (Canada)
0.70%, 5/21/2024 (a)	26,044,000	24,516,330
(SOFR + 0.43%), 4.98%, 5/21/2024 (a) (b)	41,345,000	41,214,105
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (a) (b)	213,120,000	210,919,152
Fifth Third Bancorp
1.63%, 5/5/2023	18,545,000	18,426,497
3.65%, 1/25/2024 (c)	2,742,000	2,702,936
2.55%, 5/5/2027	12,223,000	11,068,866
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
HSBC Holdings plc (United Kingdom)
3.60%, 5/25/2023	5,436,000	5,415,191
(SOFR + 0.53%), 0.73%, 8/17/2024 (b)	63,688,000	62,110,602
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	59,681,000	56,141,107
ING Groep NV (Netherlands) 4.10%, 10/2/2023	14,532,000	14,414,282
KeyBank NA
1.25%, 3/10/2023	3,444,000	3,440,948
(SOFRINDX + 0.34%), 4.92%, 1/3/2024 (b)	6,800,000	6,794,914
(SOFRINDX + 0.32%), 0.43%, 6/14/2024 (b)	68,003,000	66,813,938
5.85%, 11/15/2027	1,510,000	1,545,491
Lloyds Banking Group plc (United Kingdom)
4.05%, 8/16/2023	27,349,000	27,174,063
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (b)	45,000,000	44,499,585
M&T Bank Corp. (ICE LIBOR USD 3 Month + 0.68%), 5.50%, 7/26/2023 (b)	7,000,000	7,001,344
Manufacturers & Traders Trust Co. 4.65%, 1/27/2026	117,563,000	115,294,335
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 3/2/2023	44,340,000	44,340,000
3.76%, 7/26/2023	19,164,000	19,040,356
(ICE LIBOR USD 3 Month + 0.86%), 5.68%, 7/26/2023 (b)	2,214,000	2,218,801
2.53%, 9/13/2023	1,247,000	1,227,272
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	47,145,000	45,899,689
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.96%, 10/11/2025 (b)	33,780,000	31,184,897
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 5.72%, 2/20/2026 (b)	59,401,000	59,318,319
Mizuho Financial Group, Inc. (Japan)
3.55%, 3/5/2023	16,442,000	16,439,337
(ICE LIBOR USD 3 Month + 0.79%), 5.56%, 3/5/2023 (b)	13,182,000	13,182,713
(ICE LIBOR USD 3 Month + 0.63%), 5.59%, 5/25/2024 (b)	10,000,000	9,994,347
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	139

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.25%), 1.24%, 7/10/2024 (b)	19,000,000	18,691,882
(SOFR + 0.87%), 0.85%, 9/8/2024 (b)	63,901,000	62,221,594
(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (b)	27,646,000	27,356,573
MUFG Bank Ltd. (Japan) 4.10%, 9/9/2023 (a)	200,000	198,490
National Australia Bank Ltd. (Australia) 2.88%, 4/12/2023	3,345,000	3,336,537
National Bank of Canada (Canada)
5.25%, 1/17/2025 (c)	208,389,000	207,710,206
(SOFR + 1.01%), 3.75%, 6/9/2025 (b)	45,529,000	44,514,614
NatWest Group plc (United Kingdom)
3.88%, 9/12/2023 (c)	73,172,000	72,457,974
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (b)	133,000	131,837
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (b)	10,045,000	9,861,886
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b)	40,000,000	40,020,321
NatWest Markets plc (United Kingdom)
2.38%, 5/21/2023 (a)	12,650,000	12,562,901
(SOFR + 0.53%), 5.09%, 8/12/2024 (a) (b)	19,015,000	18,810,246
Nordea Bank Abp (Finland)
1.00%, 6/9/2023 (a)	17,512,000	17,316,083
3.75%, 8/30/2023 (a)	20,954,000	20,783,674
PNC Bank NA 3.50%, 6/8/2023	3,000,000	2,986,202
PNC Financial Services Group, Inc. (The)
3.50%, 1/23/2024	9,103,000	8,960,099
(SOFR + 1.09%), 4.76%, 1/26/2027 (b) (c)	94,485,000	93,068,462
Royal Bank of Canada (Canada)
1.60%, 4/17/2023 (c)	26,338,000	26,223,626
(SOFRINDX + 0.45%), 5.02%, 10/26/2023 (b)	33,530,000	33,567,017
Skandinaviska Enskilda Banken AB (Sweden) 0.55%, 9/1/2023 (a)	1,060,000	1,033,277
Societe Generale SA (France)
4.25%, 9/14/2023 (a)	21,607,000	21,459,215
3.88%, 3/28/2024 (a)	15,819,000	15,497,589
2.63%, 10/16/2024 (a)	20,595,000	19,550,565
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (b)	10,000,000	9,586,735
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.88%), 1.21%, 3/23/2025 (a) (b)	12,000,000	11,399,276
(SOFR + 1.74%), 6.32%, 3/30/2026 (a) (b) (c)	10,609,000	10,650,563
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.75%, 7/19/2023	2,175,000	2,162,054
3.94%, 10/16/2023	10,000,000	9,909,648
5.46%, 1/13/2026	25,879,000	25,822,183
Sumitomo Mitsui Trust Bank Ltd. (Japan)
0.80%, 9/12/2023 (a)	20,499,000	20,008,051
0.85%, 3/25/2024 (a)	48,302,000	45,971,330
(SOFR + 0.44%), 5.03%, 9/16/2024 (a) (b) (c)	33,827,000	33,716,047
Toronto-Dominion Bank (The) (Canada)
0.30%, 6/2/2023 (c)	3,714,000	3,669,054
(SOFR + 0.22%), 4.82%, 6/2/2023 (b)	87,810,000	87,774,555
0.75%, 6/12/2023 (c)	48,222,000	47,649,548
0.45%, 9/11/2023	548,000	534,098
Truist Bank (SOFR + 0.20%), 4.77%, 1/17/2024 (b)	99,246,000	99,042,446
Truist Financial Corp.
2.20%, 3/16/2023	2,946,000	2,942,347
(SOFR + 1.46%), 4.26%, 7/28/2026 (b)	1,000,000	974,798
(SOFR + 1.63%), 5.90%, 10/28/2026 (b)	1,850,000	1,878,174
US Bancorp (SOFR + 1.43%), 5.73%, 10/21/2026 (b)	5,858,000	5,930,337
Wells Fargo & Co.
3.75%, 1/24/2024	894,000	880,568
(SOFR + 1.60%), 1.67%, 6/2/2024 (b)	52,514,000	51,994,898
(SOFR + 0.51%), 0.80%, 5/19/2025 (b) (c)	19,800,000	18,692,709
(SOFR + 1.32%), 3.91%, 4/25/2026 (b)	24,500,000	23,631,660
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	7,656,000	7,118,406
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.56%), 4.54%, 8/15/2026 (b)	500,000	487,889
Westpac New Zealand Ltd. (New Zealand) 4.90%, 2/15/2028 (a)	35,000,000	34,422,034
		4,302,608,643
Beverages — 0.4%
Coca-Cola Europacific Partners plc (United Kingdom) 0.50%, 5/5/2023 (a)	54,995,000	54,501,237
Constellation Brands, Inc. 3.60%, 5/9/2024	14,562,000	14,266,533
Heineken NV (Netherlands) 2.75%, 4/1/2023 (a)	15,352,000	15,314,020
Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	7,035,000	6,926,994
		91,008,784
Biotechnology — 0.2%
Amgen, Inc. 5.25%, 3/2/2025 (d)	56,489,000	56,363,375
Building Products — 0.0% ^
Carlisle Cos., Inc. 0.55%, 9/1/2023	2,027,000	1,975,546
Capital Markets — 4.0%
Bank of New York Mellon Corp. (The)
3.50%, 4/28/2023	1,018,000	1,015,390
(SOFR + 1.35%), 4.41%, 7/24/2026 (b)	11,494,000	11,274,445
Charles Schwab Corp. (The) (SOFRINDX + 0.50%), 5.09%, 3/18/2024 (b)	16,307,000	16,320,382
Credit Suisse AG (Switzerland)
1.00%, 5/5/2023 (c)	8,715,000	8,625,328
Series FXD, 0.52%, 8/9/2023	50,000,000	48,375,000
(SOFRINDX + 0.39%), 4.95%, 2/2/2024 (b)	40,999,000	39,989,605
Goldman Sachs Group, Inc. (The)
0.52%, 3/8/2023	32,717,000	32,689,977
(SOFR + 0.57%), 0.68%, 3/8/2024 (b)	78,100,000	77,865,491
(SOFR + 0.49%), 0.92%, 10/21/2024 (b)	38,732,000	37,489,384
(SOFR + 0.61%), 0.86%, 2/12/2026 (b)	2,575,000	2,337,913
3.75%, 2/25/2026	13,456,000	12,860,021
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (b)	7,025,000	6,183,515
3.85%, 1/26/2027	60,000,000	56,761,910
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Macquarie Bank Ltd. (Australia) (SOFR + 0.30%), 4.88%, 4/6/2023 (a) (b)	140,000,000	140,006,607
Morgan Stanley
(SOFR + 0.47%), 5.03%, 11/10/2023 (b)	22,354,000	22,350,996
(SOFR + 0.46%), 5.02%, 1/25/2024 (b)	8,363,000	8,357,790
(SOFR + 0.62%), 0.73%, 4/5/2024 (b)	46,852,000	46,613,340
(SOFR + 1.16%), 3.62%, 4/17/2025 (b)	95,300,000	93,094,745
(SOFR + 0.53%), 0.79%, 5/30/2025 (b)	25,000,000	23,411,058
(SOFR + 1.30%), 5.05%, 1/28/2027 (b)	50,000,000	49,426,574
State Street Corp. 3.70%, 11/20/2023	6,479,000	6,405,185
UBS AG (Switzerland)
0.38%, 6/1/2023 (a)	61,462,000	60,738,142
(SOFR + 0.36%), 4.92%, 2/9/2024 (a) (b)	23,894,000	23,879,186
(SOFR + 0.45%), 5.01%, 8/9/2024 (a) (b)	30,423,000	30,441,030
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b)	36,500,000	35,775,351
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 4.49%, 8/5/2025 (a) (b) (c)	56,499,000	55,663,272
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (a) (b)	33,653,000	32,808,994
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.71%, 1/12/2027 (a) (b)	15,000,000	14,968,556
		995,729,187
Chemicals — 0.2%
Air Liquide Finance SA (France) 2.25%, 9/27/2023 (a)	17,489,000	17,163,289
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (a)	4,703,000	4,686,373
Nutrien Ltd. (Canada) 1.90%, 5/13/2023	22,880,000	22,709,773
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	141

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
Sherwin-Williams Co. (The) 4.05%, 8/8/2024	10,400,000	10,192,721
Westlake Corp. 0.88%, 8/15/2024	4,583,000	4,276,287
		59,028,443
Construction Materials — 0.1%
Martin Marietta Materials, Inc. 0.65%, 7/15/2023	16,655,000	16,372,480
Consumer Finance — 3.2%
AerCap Ireland Capital DAC (Ireland) 1.15%, 10/29/2023	57,979,000	56,260,844
American Express Co.
3.70%, 8/3/2023	3,130,000	3,109,102
0.75%, 11/3/2023	514,000	498,659
3.38%, 5/3/2024	13,210,000	12,907,810
3.30%, 5/3/2027	49,917,000	46,640,477
5.85%, 11/5/2027	24,076,000	24,783,804
American Honda Finance Corp.
0.35%, 4/20/2023	7,431,000	7,384,359
1.95%, 5/10/2023	14,987,000	14,891,312
0.88%, 7/7/2023	9,506,000	9,368,074
Capital One Financial Corp.
2.60%, 5/11/2023	95,472,000	95,003,125
(SOFR + 0.69%), 1.34%, 12/6/2024 (b)	20,097,000	19,370,064
(SOFR + 0.69%), 5.29%, 12/6/2024 (b)	12,130,000	12,051,761
(SOFR + 1.29%), 2.64%, 3/3/2026 (b)	27,974,000	26,298,315
(SOFR + 2.16%), 4.98%, 7/24/2026 (b)	8,298,000	8,163,655
(SOFR + 0.86%), 1.88%, 11/2/2027 (b)	21,014,000	18,363,573
Caterpillar Financial Services Corp.
3.45%, 5/15/2023	590,000	588,123
0.65%, 7/7/2023	16,000,000	15,759,195
3.75%, 11/24/2023	971,000	962,085
General Motors Financial Co., Inc.
(SOFR + 1.20%), 5.76%, 11/17/2023 (b)	23,000,000	23,016,860
1.05%, 3/8/2024	18,436,000	17,608,544
Hyundai Capital Services, Inc. (South Korea) 0.75%, 9/15/2023 (a)	13,658,000	13,263,284
John Deere Capital Corp. (SOFR + 0.12%), 4.70%, 7/10/2023 (b)	57,027,000	57,010,066
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
Toyota Motor Credit Corp.
0.40%, 4/6/2023	68,327,000	67,998,619
(SOFR + 0.75%), 5.30%, 7/25/2023 (b)	64,017,000	64,158,478
0.45%, 1/11/2024	881,000	845,373
(SOFRINDX + 0.33%), 4.91%, 1/11/2024 (b)	41,950,000	41,931,690
(SOFR + 0.38%), 4.93%, 2/22/2024 (b)	107,172,000	107,254,854
4.80%, 1/10/2025	37,351,000	37,154,204
		802,646,309
Diversified Financial Services — 1.0%
Citigroup Global Markets Holdings, Inc. 0.75%, 6/7/2024	29,285,000	27,571,229
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (a)	15,298,000	14,574,763
Jackson Financial, Inc. 1.13%, 11/22/2023	24,823,000	24,057,512
National Rural Utilities Cooperative Finance Corp.
(SOFR + 0.40%), 4.96%, 8/7/2023 (b) (c)	11,905,000	11,898,865
0.35%, 2/8/2024	15,017,000	14,320,617
4.45%, 3/13/2026	45,000,000	44,064,847
NTT Finance Corp. (Japan)
0.37%, 3/3/2023 (a) (c)	84,476,000	84,465,429
0.58%, 3/1/2024 (a)	320,000	304,741
Siemens Financieringsmaatschappij NV (Germany)
0.40%, 3/11/2023 (a)	14,889,000	14,869,452
(SOFR + 0.43%), 5.02%, 3/11/2024 (a) (b)	23,914,000	23,929,556
		260,057,011
Diversified Telecommunication Services — 0.2%
AT&T, Inc. (SOFRINDX + 0.64%), 5.23%, 3/25/2024 (b)	24,755,000	24,756,323
British Telecommunications plc (United Kingdom) 4.50%, 12/4/2023	157,000	155,789
Deutsche Telekom International Finance BV (Germany) 2.49%, 9/19/2023 (a)	27,665,000	27,288,680
		52,200,792
Electric Utilities — 0.8%
American Electric Power Co., Inc. Series M, 0.75%, 11/1/2023	9,684,000	9,381,866
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Emera US Finance LP (Canada) 0.83%, 6/15/2024	11,121,000	10,432,691
Entergy Louisiana LLC 0.62%, 11/17/2023	9,363,000	9,052,189
Eversource Energy
2.80%, 5/1/2023	14,173,000	14,114,579
Series T, (SOFRINDX + 0.25%), 4.81%, 8/15/2023 (b)	22,322,000	22,277,579
Series N, 3.80%, 12/1/2023	174,000	171,719
Florida Power & Light Co. (SOFRINDX + 0.38%), 4.96%, 1/12/2024 (b)	49,271,000	49,257,269
NextEra Energy Capital Holdings, Inc.
0.65%, 3/1/2023	30,294,000	30,294,000
(SOFRINDX + 0.54%), 5.14%, 3/1/2023 (b)	20,905,000	20,905,000
(SOFRINDX + 0.40%), 4.96%, 11/3/2023 (b)	5,000,000	4,997,866
4.26%, 9/1/2024	13,097,000	12,848,043
Virginia Electric and Power Co. Series C, 2.75%, 3/15/2023	11,008,000	10,997,761
		194,730,562
Electronic Equipment, Instruments & Components — 0.3%
TD SYNNEX Corp. 1.25%, 8/9/2024	24,822,000	23,228,386
Teledyne Technologies, Inc. 0.65%, 4/1/2023	51,537,000	51,324,037
		74,552,423
Energy Equipment & Services — 0.0% ^
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (a)	5,937,000	5,723,046
Entertainment — 0.1%
Take-Two Interactive Software, Inc. 3.30%, 3/28/2024	20,386,000	19,914,107
Equity Real Estate Investment Trusts (REITs) — 0.0% ^
Simon Property Group LP 2.75%, 6/1/2023	1,914,000	1,901,474
Food & Staples Retailing — 0.1%
7-Eleven, Inc. 0.80%, 2/10/2024 (a)	10,000,000	9,551,905
Kroger Co. (The) 3.85%, 8/1/2023	4,554,000	4,542,268
		14,094,173
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food Products — 0.3%
Conagra Brands, Inc. 0.50%, 8/11/2023	23,177,000	22,683,393
Danone SA (France) 2.59%, 11/2/2023 (a)	56,688,000	55,598,358
		78,281,751
Gas Utilities — 0.7%
Atmos Energy Corp.
0.63%, 3/9/2023	55,468,000	55,415,049
(ICE LIBOR USD 3 Month + 0.38%), 5.10%, 3/9/2023 (b) (c)	92,141,000	92,144,905
CenterPoint Energy Resources Corp.
0.70%, 3/2/2023	25,649,000	25,649,000
(ICE LIBOR USD 3 Month + 0.50%), 5.28%, 3/2/2023 (b)	16,053,000	16,053,000
		189,261,954
Health Care Providers & Services — 0.2%
Aetna, Inc. 2.80%, 6/15/2023	9,649,000	9,580,091
AmerisourceBergen Corp. 0.74%, 3/15/2023	19,780,000	19,744,199
Cigna Group (The) (ICE LIBOR USD 3 Month + 0.89%), 5.68%, 7/15/2023 (b)	14,963,000	14,988,993
Humana, Inc. 0.65%, 8/3/2023	16,792,000	16,462,096
Laboratory Corp. of America Holdings 4.00%, 11/1/2023	1,900,000	1,881,288
		62,656,667
Hotels, Restaurants & Leisure — 0.0% ^
Booking Holdings, Inc. 2.75%, 3/15/2023	985,000	984,114
Industrial Conglomerates — 0.0% ^
3M Co. 2.25%, 3/15/2023	5,202,000	5,196,485
Insurance — 3.5%
Allstate Corp. (The) 3.15%, 6/15/2023	1,230,000	1,223,405
Athene Global Funding
1.20%, 10/13/2023 (a) (c)	32,955,000	32,121,528
0.95%, 1/8/2024 (a)	9,598,000	9,224,138
1.00%, 4/16/2024 (a)	21,061,000	19,806,708
(SOFRINDX + 0.70%), 5.25%, 5/24/2024 (a) (b)	43,521,000	43,253,346
Brighthouse Financial Global Funding
0.60%, 6/28/2023 (a)	13,556,000	13,342,465
1.20%, 12/15/2023 (a)	43,419,000	41,954,245
1.00%, 4/12/2024 (a)	7,007,000	6,614,958
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	143

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Corebridge Global Funding
0.80%, 7/7/2023 (a)	8,310,000	8,190,023
0.40%, 9/13/2023 (a)	39,623,000	38,601,566
(SOFR + 0.38%), 4.97%, 12/15/2023 (a) (b)	48,943,000	48,900,380
0.65%, 6/17/2024 (a)	24,078,000	22,642,768
Equitable Financial Life Global Funding
0.50%, 4/6/2023 (a)	247,000	245,890
(SOFR + 0.39%), 4.97%, 4/6/2023 (a) (b)	63,649,000	63,626,639
Guardian Life Global Funding 3.40%, 4/25/2023 (a)	500,000	498,778
Jackson National Life Global Funding 3.25%, 1/30/2024 (a)	21,256,000	20,821,587
MassMutual Global Funding II 0.85%, 6/9/2023 (a)	39,446,000	38,986,920
Metropolitan Life Global Funding I 0.90%, 6/8/2023 (a) (c)	12,598,000	12,449,496
New York Life Global Funding
1.10%, 5/5/2023 (a) (c)	8,899,000	8,828,825
3.86%, 8/26/2024 (a)	180,500,000	176,715,949
Principal Financial Group, Inc. 3.13%, 5/15/2023 (c)	5,375,000	5,351,157
Principal Life Global Funding II
1.25%, 5/11/2023 (a) (c)	75,151,000	74,597,886
0.50%, 1/8/2024 (a)	1,046,000	1,003,653
Protective Life Global Funding 1.08%, 6/9/2023 (a)	8,062,000	7,972,400
Reliance Standard Life Global Funding II
3.85%, 9/19/2023 (a)	4,360,000	4,313,643
2.50%, 10/30/2024 (a)	2,780,000	2,628,993
5.24%, 2/2/2026 (a)	169,725,000	167,169,639
		871,086,985
IT Services — 0.0% ^
Fidelity National Information Services, Inc. 0.60%, 3/1/2024	316,000	301,367
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc. (SOFRINDX + 0.35%), 4.92%, 4/18/2023 (b)	143,174,000	143,168,006
Machinery — 0.4%
Daimler Truck Finance North America LLC (Germany)
1.13%, 12/14/2023 (a)	25,477,000	24,656,375
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Machinery — continued
(SOFR + 1.00%), 5.58%, 4/5/2024 (a) (b) (c)	58,479,000	58,522,767
5.20%, 1/17/2025 (a)	23,702,000	23,549,604
		106,728,746
Media — 0.1%
Fox Corp. 4.03%, 1/25/2024	17,827,000	17,593,176
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 4.13%, 5/30/2023 (a)	28,801,000	28,705,602
Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	2,000,000	1,977,835
CenterPoint Energy, Inc. (SOFRINDX + 0.65%), 5.21%, 5/13/2024 (b)	35,739,000	35,567,497
Centrica plc (United Kingdom) 4.00%, 10/16/2023 (a)	11,634,000	11,519,717
Consolidated Edison, Inc. Series A, 0.65%, 12/1/2023	329,000	317,772
Consumers Energy Co. 3.38%, 8/15/2023	4,440,000	4,398,628
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.30%, 9/15/2023 (b)	31,071,000	31,069,214
WEC Energy Group, Inc. 0.55%, 9/15/2023	15,845,000	15,430,221
		100,280,884
Oil, Gas & Consumable Fuels — 0.7%
Enterprise Products Operating LLC 3.35%, 3/15/2023	85,829,000	85,767,205
EOG Resources, Inc. 2.63%, 3/15/2023 (c)	18,698,000	18,680,236
Exxon Mobil Corp. 1.57%, 4/15/2023	48,100,000	47,885,692
Saudi Arabian Oil Co. (Saudi Arabia) 1.25%, 11/24/2023 (a)	8,000,000	7,750,000
TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	29,316,000	29,013,715
		189,096,848
Pharmaceuticals — 0.4%
AstraZeneca plc (United Kingdom) 0.30%, 5/26/2023	105,787,000	104,640,968
Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	130,000	128,075
Takeda Pharmaceutical Co. Ltd. (Japan) 4.40%, 11/26/2023	325,000	321,864
		105,090,907
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC 3.00%, 3/15/2023	3,856,000	3,852,953
Penske Truck Leasing Co. LP
2.70%, 3/14/2023 (a)	38,096,000	38,053,330
4.13%, 8/1/2023 (a)	4,071,000	4,046,730
Ryder System, Inc. 3.40%, 3/1/2023	3,000,000	3,000,000
Triton Container International Ltd. (Bermuda) 0.80%, 8/1/2023 (a)	22,739,000	22,177,631
Union Pacific Corp.
2.75%, 4/15/2023	6,395,000	6,373,558
3.50%, 6/8/2023	1,540,000	1,532,622
		79,036,824
Semiconductors & Semiconductor Equipment — 0.2%
NVIDIA Corp. 0.31%, 6/15/2023 (c)	39,037,000	38,581,175
Software — 0.1%
Oracle Corp. 2.40%, 9/15/2023	3,827,000	3,765,101
VMware, Inc. 0.60%, 8/15/2023	25,574,000	25,018,166
		28,783,267
Thrifts & Mortgage Finance — 0.5%
BPCE SA (France)
4.00%, 9/12/2023 (a)	19,526,000	19,323,437
5.03%, 1/15/2025 (a)	119,399,000	118,000,791
		137,324,228
Tobacco — 0.3%
Altria Group, Inc. 2.95%, 5/2/2023	195,000	194,262
BAT Capital Corp. (United Kingdom) 2.79%, 9/6/2024	9,067,000	8,689,751
Philip Morris International, Inc. 2.63%, 3/6/2023 (c)	13,707,000	13,703,374
Reynolds American, Inc. (United Kingdom) 4.85%, 9/15/2023	45,368,000	45,208,233
		67,795,620
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.90%, 3/22/2023 (a)	650,000	649,472
Total Corporate Bonds (Cost $9,752,085,695)		9,645,080,199
Asset-Backed Securities — 6.8%
522 Funding CLO Ltd. (Cayman Islands) Series 2019-4A, Class AR, 5.89%, 4/20/2030 (a) (e)	43,799,134	43,393,948
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 5.42%, 12/18/2037 (a) (e)	3,881,204	3,807,147
Aimco CLO Ltd. (Cayman Islands)
Series 2020-12A, Class XR, 5.51%, 1/17/2032 (a) (e)	3,800,000	3,797,549
Series 2020-12A, Class AR, 5.83%, 1/17/2032 (a) (e)	3,689,000	3,649,952
Series 2019-10A, Class AR, 5.88%, 7/22/2032 (a) (e)	5,000,000	4,938,170
Anchorage Capital CLO Ltd. (Cayman Islands) Series 2016-9A, Class XR, 5.74%, 7/15/2032 (a) (e)	750,000	749,705
Apidos CLO (Cayman Islands)
Series 2016-24A, Class A1AL, 5.76%, 10/20/2030 (a) (e)	35,000,000	34,627,285
Series 2019-31A, Class A1R, 5.89%, 4/15/2031 (a) (e)	28,565,000	28,295,404
Ares CLO Ltd. (Cayman Islands)
Series 2016-40A, Class A1RR, 5.66%, 1/15/2029 (a) (e)	26,137,508	25,924,173
Series 2013-2A, Class XR2, 5.75%, 10/28/2034 (a) (e)	3,750,000	3,747,637
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 5.90%, 4/22/2031 (a) (e)	9,675,000	9,508,106
Atlas Senior Loan Fund Ltd. (Cayman Islands) Series 2021-18A, Class X, 5.64%, 1/18/2035 (a) (e)	1,600,000	1,598,696
Bain Capital Credit CLO (Cayman Islands) Series 2019-1A, Class X, 5.63%, 4/19/2034 (a) (e)	3,900,000	3,897,804
Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A1R, 5.82%, 10/20/2031 (a) (e)	20,955,000	20,704,127
Series 2019-1A, Class A1R, 5.82%, 7/15/2032 (a) (e)	42,764,000	42,138,234
Barings CLO Ltd. (Cayman Islands) Series 2013-IA, Class AR, 5.61%, 1/20/2028 (a) (e)	14,960,563	14,941,863
Benefit Street Partners CLO Ltd. (Cayman Islands)
Series 2013-IIA, Class A1R2, 5.66%, 7/15/2029 (a) (e)	12,238,772	12,128,341
Series 2013-IIIA, Class A1R2, 5.81%, 7/20/2029 (a) (e)	23,105,610	22,947,244
Series 2015-6BR, Class X, 5.51%, 7/20/2034 (a) (e)	1,200,000	1,199,641
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	145

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Buckhorn Park CLO Ltd. (Cayman Islands) Series 2019-1A, Class XR, 5.44%, 7/18/2034 (a) (e)	2,499,998	2,498,465
BXMT Ltd. (Cayman Islands) Series 2020-FL3, Class A, 5.93%, 11/15/2037 (a) (e)	45,000,000	44,517,825
Capital One Prime Auto Receivables Trust Series 2020-1, Class A3, 1.60%, 11/15/2024	2,967,325	2,948,102
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands)
Series 2015-1A, Class AR3, 5.79%, 7/20/2031 (a) (e)	7,718,671	7,633,558
Series 2015-5A, Class A1RR, 5.89%, 1/20/2032 (a) (e)	7,485,000	7,386,071
CarMax Auto Owner Trust
Series 2021-4, Class A2A, 0.24%, 11/15/2024	7,186,363	7,147,518
Series 2022-2, Class A2A, 2.81%, 5/15/2025	12,695,746	12,575,614
Carvana Auto Receivables Trust
Series 2021-P3, Class A2, 0.38%, 1/10/2025	9,594,282	9,536,756
Series 2021-P4, Class A2, 0.82%, 4/10/2025	6,566,546	6,512,934
Series 2022-P1, Class A2, 2.57%, 5/12/2025	40,600,617	40,248,085
CBAM Ltd. (Cayman Islands) Series 2017-2A, Class XR, 5.49%, 7/17/2034 (a) (e)	1,250,000	1,249,943
CIFC Funding Ltd. (Cayman Islands)
Series 2017-1A, Class AR, 5.83%, 4/23/2029 (a) (e)	1,689,999	1,678,308
Series 2017-5A, Class A1, 5.97%, 11/16/2030 (a) (e)	24,710,519	24,562,107
Dell Equipment Finance Trust Series 2021-2, Class A2, 0.33%, 12/22/2026 (a)	9,835,101	9,779,624
Dryden Senior Loan Fund (Cayman Islands)
Series 2017-47A, Class A1R, 5.77%, 4/15/2028 (a) (e)	26,934,597	26,742,042
Series 2014-36A, Class AR3, 5.81%, 4/15/2029 (a) (e)	39,281,598	39,051,879
Elmwood CLO Ltd. (Cayman Islands) Series 2021-3A, Class A, 5.85%, 10/20/2034 (a) (e)	15,000,000	14,802,000
Enterprise Fleet Funding LLC Series 2021-1, Class A2, 0.44%, 12/21/2026 (a)	34,043,679	33,087,743
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ford Credit Auto Lease Trust Series 2023-A, Class A2A, 5.19%, 6/15/2025	12,610,000	12,590,937
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 7/15/2030 (a)	14,586,000	14,351,504
Galaxy CLO Ltd. (Cayman Islands)
Series 2013-15A, Class ARR, 5.76%, 10/15/2030 (a) (e)	30,171,408	29,921,317
Series 2016-22A, Class XRR, 5.69%, 4/16/2034 (a) (e)	2,736,843	2,735,308
GM Financial Automobile Leasing Trust Series 2022-2, Class A2, 2.93%, 10/21/2024	52,304,677	51,661,058
GM Financial Consumer Automobile Receivables Trust Series 2022-1, Class A2, 0.76%, 2/18/2025	11,728,561	11,603,382
Goldentree Loan Management US CLO Ltd. (Cayman Islands)
Series 2020-7A, Class XR, 5.31%, 4/20/2034 (a) (e)	625,000	624,973
Series 2022-12A, Class X, 5.64%, 4/20/2034 (a) (e)	4,200,000	4,196,682
Series 2022-14A, Class X, 5.84%, 7/20/2035 (a) (e)	2,767,500	2,767,356
Harriman Park CLO Ltd. (Cayman Islands) Series 2020-1A, Class XR, 5.41%, 4/20/2034 (a) (e)	2,083,331	2,082,219
Honda Auto Receivables Owner Trust Series 2023-1, Class A2, 5.22%, 10/21/2025	66,361,000	66,301,852
Hyundai Auto Lease Securitization Trust Series 2022-C, Class A2A, 4.34%, 1/15/2025 (a)	46,845,803	46,544,552
Hyundai Auto Receivables Trust Series 2021-A, Class A3, 0.38%, 9/15/2025	3,739,550	3,630,160
ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class XRR, 5.70%, 4/29/2034 (a) (e)	2,526,318	2,524,977
KKR CLO Ltd. (Cayman Islands)
Series 13, Class A1R, 5.59%, 1/16/2028 (a) (e)	2,888,029	2,872,543
Series 28A, Class A, 5.91%, 3/15/2031 (a) (e)	13,479,544	13,385,457
Series 32A, Class A1, 6.11%, 1/15/2032 (a) (e)	18,000,000	17,911,620
Series 24, Class A1R, 5.89%, 4/20/2032 (a) (e)	10,000,000	9,891,930
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 16, Class X, 5.56%, 10/20/2034 (a) (e)	2,625,000	2,624,241
LCM LP (Cayman Islands)
Series 20A, Class AR, 5.85%, 10/20/2027 (a) (e)	5,456,461	5,433,217
Series 14A, Class AR, 5.85%, 7/20/2031 (a) (e)	20,980,000	20,700,043
LCM Ltd. (Cayman Islands)
Series 24A, Class AR, 5.79%, 3/20/2030 (a) (e)	31,424,582	31,124,257
Series 25A, Class AR, 5.74%, 7/20/2030 (a) (e)	28,653,682	28,292,502
Series 29A, Class AR, 5.86%, 4/15/2031 (a) (e)	20,000,000	19,711,940
LMREC LLC Series 2021-CRE4, Class A, 5.67%, 4/22/2037 ‡ (a) (e)	8,599,269	8,476,404
Longfellow Place CLO Ltd. (Cayman Islands) Series 2013-1A, Class AR3, 5.79%, 4/15/2029 (a) (e)	3,544,362	3,532,917
Madison Park Funding Ltd. (Cayman Islands) Series 2019-36A, Class X, 5.71%, 4/15/2035 (a) (e)	1,250,000	1,248,383
Magnetite Ltd. (Cayman Islands)
Series 2012-7A, Class A1R2, 5.59%, 1/15/2028 (a) (e)	38,478,620	38,235,088
Series 2015-16A, Class AR, 5.59%, 1/18/2028 (a) (e)	4,753,498	4,730,690
Series 2016-18A, Class AR2, 5.74%, 11/15/2028 (a) (e)	28,971,215	28,702,999
Series 2014-8A, Class AR2, 5.77%, 4/15/2031 (a) (e)	1,966,848	1,952,287
Series 2016-17A, Class AR, 5.91%, 7/20/2031 (a) (e)	8,500,000	8,435,740
Series 2020-25A, Class A, 6.02%, 1/25/2032 (a) (e)	20,250,000	20,108,047
Series 2017-19A, Class X, 5.49%, 4/17/2034 (a) (e)	2,500,000	2,499,885
Marathon CLO Ltd. (Cayman Islands) Series 2019-1A, Class AANR, 6.11%, 4/15/2032 (a) (e)	35,000,000	34,694,240
Marlette Funding Trust Series 2022-1A, Class A, 1.36%, 4/15/2032 (a)	1,502,896	1,484,374
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A2, 5.09%, 1/15/2026	40,971,000	40,873,096
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 5.71%, 10/15/2029 (a) (e)	27,944,683	27,694,048
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Neuberger Berman CLO Ltd. (Cayman Islands)
Series 2013-14A, Class AR2, 5.83%, 1/28/2030 (a) (e)	15,342,532	15,225,039
Series 2017-16SA, Class XR, 5.59%, 4/15/2034 (a) (e)	5,000,000	4,999,760
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands)
Series 2017-26A, Class AR, 5.71%, 10/18/2030 (a) (e)	24,986,000	24,700,760
Series 2020-37A, Class AR, 5.78%, 7/20/2031 (a) (e)	26,036,000	25,756,061
Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 5.79%, 7/25/2030 (a) (e)	29,844,522	29,590,396
Newark BSL CLO Ltd. (Cayman Islands) Series 2016-1A, Class A1R, 6.03%, 12/21/2029 (a) (e)	18,981,215	18,828,701
OCP CLO Ltd. (Cayman Islands)
Series 2020-8RA, Class A1, 6.01%, 1/17/2032 (a) (e)	35,000,000	34,682,165
Series 2019-17A, Class A1R, 5.85%, 7/20/2032 (a) (e)	13,000,000	12,794,171
Series 2015-9A, Class X, 5.38%, 1/15/2033 (a) (e)	3,000,000	2,995,974
Series 2020-19A, Class XR, 5.51%, 10/20/2034 (a) (e)	312,500	312,429
Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 5.81%, 3/17/2030 (a) (e)	34,277,169	34,006,688
OHA Credit Funding 7 Ltd. (Cayman Islands) Series 2020-7A, Class XR, 5.33%, 2/24/2037 (a) (e)	625,000	624,144
OHA Credit Partners Ltd. (Cayman Islands) Series 2016-13A, Class XR, 5.67%, 10/25/2034 (a) (e)	1,375,000	1,374,937
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2020-1A, Class A1, 5.48%, 2/20/2028 (a) (e)	3,936,262	3,912,471
Series 2020-4A, Class A1, 5.96%, 11/25/2028 (a) (e)	25,223,706	25,064,620
Series 2021-2A, Class A1, 5.72%, 5/20/2029 (a) (e)	25,399,202	25,151,941
Series 2021-4A, Class A1, 5.59%, 10/15/2029 (a) (e)	36,746,989	36,341,045
Series 2022-1A, Class A1, 5.68%, 4/15/2030 (a) (e)	26,879,420	26,634,656
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	147

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Santander Drive Auto Receivables Trust
Series 2022-6, Class A2, 4.37%, 5/15/2025	41,607,155	41,476,575
Series 2023-1, Class A2, 5.36%, 5/15/2026	13,870,000	13,843,912
Sculptor CLO Ltd. (Cayman Islands) Series 27A, Class X, 5.86%, 7/20/2034 (a) (e)	4,000,000	3,999,792
Sound Point CLO II Ltd. (Cayman Islands) Series 2013-1A, Class A1R, 5.89%, 1/26/2031 (a) (e)	2,430,000	2,404,235
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 5.89%, 1/20/2032 (a) (e)	7,268,000	7,191,105
Symphony CLO Ltd. (Cayman Islands)
Series 2018-20A, Class X, 5.79%, 1/16/2032 (a) (e)	500,000	499,975
Series 2020-24A, Class A, 6.02%, 1/23/2032 (a) (e)	28,550,000	28,137,909
Symphony Static CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 5.65%, 10/25/2029 (a) (e)	27,069,557	26,749,622
TCI-Symphony CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 5.72%, 7/15/2030 (a) (e)	19,413,353	19,221,471
Venture CLO Ltd. (Cayman Islands)
Series 2018-33A, Class A1LR, 5.85%, 7/15/2031 (a) (e)	11,836,000	11,675,504
Series 2019-36A, Class XR, 5.51%, 4/20/2032 (a) (e)	2,291,667	2,282,390
Series 2021-43A, Class X, 5.84%, 4/15/2034 (a) (e)	5,000,000	4,997,015
Voya CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1R, 5.69%, 1/18/2029 (a) (e)	9,529,644	9,459,477
Westlake Automobile Receivables Trust
Series 2021-3A, Class A2, 0.57%, 9/16/2024 (a)	977,989	973,790
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (a)	20,541,000	20,097,696
Total Asset-Backed Securities (Cost $1,728,325,746)		1,716,112,251
U.S. Treasury Obligations — 2.0%
U.S. Treasury Notes 0.38%, 7/15/2024 (Cost $498,869,957)	528,400,000	495,602,048
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 0.9%
Benchmark Mortgage Trust Series 2018-B3, Class A2, 3.85%, 4/10/2051	1,441,268	1,437,512
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A, 5.29%, 9/15/2036 (a) (e)	13,404,255	13,081,943
Series 2020-VKNG, Class A, 5.61%, 10/15/2037 (a) (e)	26,084,231	25,806,872
Series 2021-SOAR, Class A, 5.26%, 6/15/2038 (a) (e)	23,508,225	23,092,767
Series 2022-LP2, Class A, 5.58%, 2/15/2039 (a) (e)	23,209,750	22,864,686
BX Trust Series 2022-IND, Class A, 6.05%, 4/15/2037 (a) (e)	20,538,906	20,493,947
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class AS, 3.42%, 4/10/2046	707,868	706,795
Series 2014-GC25, Class B, 4.34%, 10/10/2047 (e)	8,626,000	8,050,104
Series 2018-B2, Class A2, 3.79%, 3/10/2051	3,394,907	3,388,936
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 5.57%, 5/15/2036 (a) (e)	27,930,512	27,790,284
DBGS Mortgage Trust Series 2018-BIOD, Class A, 5.39%, 5/15/2035 (a) (e)	26,339,210	26,194,497
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	10,000,000	9,394,853
KNDL Mortgage Trust Series 2019-KNSQ, Class A, 5.39%, 5/15/2036 (a) (e)	5,600,000	5,568,331
Morgan Stanley Capital I Trust Series 2018-H3, Class A2, 4.00%, 7/15/2051	2,903,364	2,888,318
SREIT Trust Series 2021-MFP, Class A, 5.32%, 11/15/2038 (a) (e)	6,000,000	5,870,670
UBS Commercial Mortgage Trust Series 2018-C11, Class A2, 3.99%, 6/15/2051	443,575	441,391
Wells Fargo Commercial Mortgage Trust Series 2018-C46, Class A2, 4.06%, 8/15/2051	6,449,872	6,413,774
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
WFRBS Commercial Mortgage Trust
Series 2013-UBS1, Class AS, 4.31%, 3/15/2046 (e)	6,584,641	6,448,861
Series 2014-C22, Class AS, 4.07%, 9/15/2057 (e)	6,901,000	6,536,370
Total Commercial Mortgage-Backed Securities (Cost $221,878,472)		216,470,911
U.S. Government Agency Securities — 0.5%
FFCB Funding Corp. 4.88%, 9/25/2023	5,200,000	5,188,253
FHLB 4.90%, 11/22/2023	121,670,000	121,368,497
Total U.S. Government Agency Securities (Cost $126,842,847)		126,556,750
Foreign Government Securities — 0.1%
Svensk Exportkredit AB (SOFRINDX + 1.00%), 5.55%, 5/25/2023 (b) (Cost $28,470,238)	28,420,000	28,474,422
Short-Term Investments — 50.7%
Certificates of Deposits — 17.2%
Bank of Montreal (Canada)
3.87%, 7/21/2023	54,100,000	53,848,153
5.00%, 10/6/2023	25,000,000	24,961,621
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.58%), 5.13%, 3/24/2023 (b)	153,980,000	154,024,469
(SOFR + 0.75%), 5.30%, 8/1/2023 (b)	74,737,000	74,914,711
(SOFR + 0.74%), 5.29%, 8/7/2023 (b)	33,040,000	33,118,592
Barclays Bank plc (United Kingdom)
5.72%, 12/7/2023	103,196,000	103,254,404
5.70%, 12/8/2023	110,000,000	110,046,000
BNP Paribas SA (France) , 5.32%, 2/6/2024	135,295,000	135,088,203
Canadian Imperial Bank of Commerce (Canada) , 3.72%, 3/13/2023	18,950,000	18,943,630
Citibank NA
3.77%, 5/2/2023	77,750,000	77,601,114
3.85%, 7/28/2023	72,600,000	72,201,036
Cooperatieve Rabobank UA (Netherlands)
2.80%, 5/17/2023	40,743,000	40,569,584
3.74%, 5/31/2023	69,508,000	69,316,419
4.00%, 8/23/2023	22,080,000	21,963,744
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Certificates of Deposits — continued
Credit Agricole Corporate and Investment Bank (France) , 5.30%, 1/11/2024	139,018,000	138,798,739
HSBC Bank USA NA , 4.01%, 8/10/2023	53,686,000	53,400,244
Kookmin Bank (South Korea)
(SOFR + 0.75%), 5.30%, 3/1/2023 (b)	12,916,000	12,941,414
(SOFR + 0.73%), 5.28%, 1/22/2024 (b)	59,465,000	59,543,013
(SOFR + 0.73%), 5.28%, 1/26/2024 (b)	38,932,000	38,980,617
Lloyds Bank Corporate Markets plc (United Kingdom)
3.68%, 3/17/2023	19,669,000	19,659,973
(SOFR + 0.67%), 5.22%, 3/22/2023 (b)	70,740,000	70,764,383
5.49%, 12/14/2023	61,071,000	61,039,141
5.31%, 1/18/2024	72,299,000	72,134,324
Lloyds Bank Trustee Services Ltd. (United Kingdom) , 3.89%, 6/16/2023	17,860,000	17,797,670
Mitsubishi UFJ Trust & Banking Corp. (Japan) (SOFR + 0.49%), 5.04%, 3/3/2023 (b)	40,700,000	40,701,243
Mizuho Bank Ltd. (Japan) , 5.40%, 12/14/2023	105,860,000	105,774,305
MUFG Bank Ltd. (Japan) , 5.16%, 5/15/2023	91,130,000	91,186,029
Natixis SA (France) , 4.29%, 9/8/2023	85,666,000	85,203,416
Nordea Bank Abp (Finland)
2.97%, 6/8/2023	57,500,000	57,188,125
5.10%, 8/7/2023	14,804,000	14,805,880
4.14%, 9/5/2023	93,036,000	92,532,765
5.17%, 1/31/2024	205,870,000	205,485,457
Norinchukin Bank (The) (Japan) , 3.95%, 8/15/2023	198,472,000	197,369,168
Oversea-Chinese Banking Corp. Ltd. (Singapore) , 5.28%, 7/5/2023	94,717,000	94,809,815
Royal Bank of Canada (Canada)
4.08%, 8/4/2023	73,300,000	72,959,447
4.87%, 9/22/2023	81,567,000	81,324,581
Skandinaviska Enskilda Banken AB (Sweden) , 2.85%, 6/1/2023	155,975,000	155,117,574
Standard Chartered Bank (United Kingdom)
2.82%, 5/26/2023	7,111,000	7,077,803
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	149

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Certificates of Deposits — continued
4.02%, 8/11/2023	54,640,000	54,364,911
5.44%, 1/12/2024	145,077,000	144,911,673
Sumitomo Mitsui Banking Corp. (Japan)
2.70%, 4/25/2023	39,988,000	39,863,754
2.70%, 4/28/2023	46,823,000	46,669,576
3.05%, 6/7/2023	2,999,000	2,983,577
(SOFR + 0.89%), 5.44%, 7/31/2023 (b)	107,685,000	108,001,527
5.00%, 10/6/2023	96,153,000	95,963,804
Svenska Handelsbanken (Sweden) , 2.01%, 3/22/2023	171,141,000	170,863,423
Svenska Handelsbanken AB (Sweden) , 3.46%, 6/13/2023	111,881,000	111,403,106
Toronto-Dominion Bank (The) (Canada)
2.90%, 6/1/2023	5,344,000	5,317,850
4.07%, 7/18/2023	143,784,000	143,252,895
5.38%, 8/1/2023	111,800,000	111,941,893
4.35%, 9/12/2023	180,015,000	179,017,213
5.37%, 12/15/2023	74,200,000	74,071,308
Westpac Banking Corp. (Australia)
5.33%, 1/11/2024	17,800,000	17,768,742
5.18%, 2/1/2024	110,036,000	109,675,087
Woori Bank (South Korea) (SOFR + 0.80%), 5.35%, 8/18/2023 (b)	62,432,000	62,575,516
Total Certificates of Deposit (Cost $4,324,088,573)		4,315,092,661
Commercial Paper — 21.7%
3M Co.
5.50%, 2/5/2024 (f)	29,029,000	27,627,233
American Electric Power Co., Inc.
5.28%, 7/20/2023 (f)	22,462,000	21,998,178
ASB Bank Ltd. (New Zealand)
4.10%, 8/18/2023 (f)	67,001,000	65,423,729
AT&T, Inc.
5.68%, 12/20/2023 (f)	76,529,000	73,124,405
Australia & New Zealand Banking Group Ltd. (Australia)
5.39%, 9/12/2023 (f)	67,235,000	65,367,376
5.52%, 11/20/2023 (f)	68,765,000	66,112,581
5.52%, 11/22/2023 (f)	98,754,000	94,913,161
5.39%, 12/15/2023 (f)	229,378,000	219,666,135
Banco Santander Chile (Chile)
5.93%, 10/24/2023 (f)	10,000,000	9,631,959
6.14%, 1/26/2024 (f)	4,942,000	4,687,092
6.23%, 2/7/2024 (f)	27,198,000	25,742,865
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Paper — continued
6.21%, 2/9/2024 (f)	24,520,000	23,200,279
Banco Santander SA (Spain)
5.63%, 2/22/2024 (f)	120,440,000	114,210,130
Bank of Montreal (Canada)
5.55%, 11/6/2023 (f)	188,723,000	182,058,377
5.47%, 1/4/2024 (f)	29,203,000	27,915,724
BAT International Finance plc (United Kingdom)
5.34%, 7/12/2023 (f)	8,680,000	8,511,800
5.34%, 7/13/2023 (f)	15,000,000	14,706,938
BNP Paribas SA (France)
5.29%, 10/2/2023 (f)	221,424,000	214,657,725
BofA Securities, Inc.
5.41%, 7/19/2023 (f)	48,267,000	47,331,980
BPCE SA (France)
5.25%, 6/6/2023 (f)	25,540,000	25,203,357
5.41%, 10/6/2023 (f)	63,131,000	61,147,599
5.33%, 11/7/2023 (f)	257,310,000	247,947,518
Canadian Imperial Bank of Commerce (Canada)
3.67%, 5/2/2023 (f)	98,836,000	98,042,100
3.81%, 7/26/2023 (f)	84,793,000	83,107,899
Citigroup Global Markets, Inc.
2.81%, 5/17/2023 (f)	63,509,000	62,847,130
4.12%, 8/9/2023 (f)	8,640,000	8,438,835
5.52%, 11/27/2023 (f)	10,460,000	10,044,296
5.43%, 1/8/2024 (f)	23,541,000	22,480,882
CNH Industrial Capital LLC
5.04%, 4/21/2023 (f)	6,150,000	6,104,295
Constellation Energy Generation LLC
5.13%, 3/1/2023 (f)	10,700,000	10,698,451
Cooperatieve Rabobank UA (Netherlands)
5.19%, 10/31/2023 (f)	59,006,000	56,957,197
Credit Agricole Corporate and Investment Bank (France)
3.83%, 5/22/2023 (f)	105,661,000	104,496,557
DBS Bank Ltd. (Singapore)
5.16%, 6/12/2023 (f)	50,275,000	49,577,418
DNB Bank ASA (Norway)
3.89%, 5/24/2023 (f)	52,540,000	51,948,268
3.96%, 5/31/2023 (f)	72,042,000	71,158,837
3.96%, 8/16/2023 (f)	196,307,000	191,674,357
5.47%, 11/17/2023 (f)	188,329,000	181,244,283
5.51%, 11/22/2023 (f)	75,690,000	72,784,362
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Short-Term Investments — continued
Commercial Paper — continued
5.38%, 12/19/2023 (f)	112,419,000	107,656,875
E.ON SE (Germany)
5.34%, 7/17/2023 (f)	25,228,000	24,719,140
Enbridge US, Inc.
3.93%, 3/6/2023 (f)	25,000,000	24,979,333
Enel Finance America LLC (Italy)
5.92%, 7/17/2023 (f)	84,939,000	83,004,042
5.95%, 7/24/2023 (f)	25,000,000	24,400,082
Fidelity National Information Services, Inc.
5.20%, 5/2/2023 (f)	15,400,000	15,266,624
5.20%, 5/3/2023 (f)	30,000,000	29,735,893
5.46%, 7/26/2023 (f)	20,760,000	20,318,587
General Motors Financial Co., Inc.
5.37%, 6/22/2023 (f)	4,735,000	4,652,022
HSBC USA, Inc.
4.18%, 8/1/2023 (f)	7,400,000	7,239,918
6.07%, 12/8/2023 (f)	97,500,000	93,448,502
ING US Funding LLC (Netherlands)
5.27%, 9/21/2023 (f)	301,850,000	293,092,369
Kookmin Bank (South Korea)
4.65%, 3/9/2023 (f)	76,722,000	76,635,036
Korea Development Bank (The) (South Korea)
4.11%, 5/26/2023 (f)	70,956,000	70,142,856
Macquarie Bank Ltd. (Australia)
4.06%, 8/18/2023 (f)	9,745,000	9,511,473
5.63%, 11/21/2023 (f)	84,979,000	81,764,150
5.58%, 12/1/2023 (f)	11,600,000	11,144,395
MUFG Bank Ltd. (Japan)
4.08%, 5/30/2023 (f)	45,800,000	45,239,547
Natixis SA (France)
5.22%, 6/1/2023 (f)	80,799,000	79,795,422
5.30%, 9/1/2023	50,000,000	48,700,375
NatWest Markets plc (United Kingdom)
5.13%, 7/26/2023 (a) (f)	13,000,000	12,726,739
5.63%, 2/6/2024 (a) (f)	83,924,000	79,613,307
Oesterreichische Kontrollbank AG (Austria)
4.87%, 7/5/2023 (f)	2,500,000	2,457,005
Philip Morris International, Inc.
5.19%, 10/24/2023 (f)	2,750,000	2,659,861
Procter & Gamble Co. (The)
4.70%, 4/5/2023 (f)	57,850,000	57,587,014
4.71%, 4/18/2023 (f)	63,530,000	63,132,491
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Paper — continued
4.71%, 4/19/2023 (f)	134,422,000	133,563,193
Raytheon Technologies Corp.
4.45%, 5/8/2023 (f)	12,000,000	11,882,838
Royal Bank of Canada (Canada)
5.61%, 11/22/2023 (f)	103,570,000	99,657,842
5.48%, 12/8/2023 (f)	37,000,000	35,497,121
5.39%, 12/15/2023 (f)	136,186,000	129,783,678
Skandinaviska Enskilda Banken AB (Sweden)
5.35%, 10/2/2023 (f)	110,210,000	106,844,187
Societe Generale SA (France)
5.44%, 12/15/2023 (f)	205,985,000	197,298,442
Standard Chartered Bank (United Kingdom)
3.00%, 6/6/2023 (f)	38,300,000	37,811,224
5.58%, 2/21/2024 (f)	24,395,000	23,110,218
Sumitomo Mitsui Banking Corp. (Japan)
5.52%, 1/5/2024 (f)	36,002,000	34,403,371
Svenska Handelsbanken AB (Sweden)
5.33%, 1/9/2024 (f)	143,099,000	136,507,860
TELUS Corp. (Canada)
5.10%, 5/25/2023 (f)	65,950,000	65,156,120
United Overseas Bank Ltd. (Singapore)
4.84%, 3/31/2023 (f)	26,900,000	26,793,608
Walgreens Boots Alliance, Inc.
5.15%, 3/9/2023 (f)	50,000,000	49,939,613
Westpac Banking Corp. (Australia)
4.90%, 7/10/2023 (f)	155,918,000	153,235,587
5.52%, 8/23/2023 (f)	80,993,000	79,054,352
Westpac Securities NZ Ltd. (New Zealand)
4.21%, 8/25/2023 (f)	49,700,000	48,495,634
Total Commercial Paper (Cost $5,465,868,639)		5,461,449,254
	SHARES
Investment Companies — 10.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (g) (h) (Cost $2,751,326,315)	2,751,326,315	2,751,326,315
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (g) (h)	14,708,069	14,713,952
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	151

JPMorgan Ultra-Short Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (g) (h)	1,401,082	1,401,082
Total Investment of Cash Collateral from Securities Loaned (Cost $16,116,034)		16,115,034
	PRINCIPAL AMOUNT($)
Repurchase Agreements — 0.8%
Wells Fargo Securities LLC, 5.00%, dated 2/28/2023, due 3/23/2023, repurchase price $200,638,889, collateralized by Asset-Backed Securities, 0.00% - 12.32%, due 6/17/2024 - 11/25/2059, with the value of $222,994,445. (Cost $200,000,000)	200,000,000	200,000,000
Total Short-Term Investments (Cost $12,757,399,561)		12,743,983,264
Total Investments — 99.3% (Cost $25,113,872,516)		24,972,279,845
Other Assets Less Liabilities — 0.7%		172,220,922
NET ASSETS — 100.0%		25,144,500,767

Percentages indicated are based on net assets.

Abbreviations
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $15,697,856.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(f)	The rate shown is the effective yield as of February 28, 2023.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — 94.2% (a)
Alabama — 4.0%
Alabama Drinking Water Finance Authority, Revolving Fund Loan Series 2013-A, Rev., 3.00%, 8/15/2023	50,000	49,936
Alabama Federal Aid Highway Finance Authority
Series A, Rev., 5.00%, 9/1/2023 (b)	90,000	90,835
Series B, Rev., 5.00%, 9/1/2023 (b)	25,000	25,232
Alabama Public School and College Authority, Capital Improvement
Series 2012B, Rev., 3.00%, 3/1/2023	40,000	40,000
Series 2013-C, Rev., 5.00%, 9/1/2023	125,000	126,129
Series 2013A, Rev., 3.25%, 6/1/2024	40,000	40,009
Series 2014-B, Rev., 5.00%, 1/1/2025	75,000	76,862
Alabama Special Care Facilities Financing Authority-Birmingham, Children's Hospital Health Care Facility Rev., 5.00%, 6/1/2023	945,000	948,768
Auburn University, General Fee Series 2020A, Rev., 5.00%, 6/1/2023	10,000	10,042
Autauga County Board of Education Rev., 5.00%, 4/1/2024	30,000	30,551
Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, Rev., 4.00%, 12/1/2025 (c)	40,000,000	40,027,320
Black Belt Energy Gas District, Gas Project Series E, Rev., 5.00%, 6/1/2028 (c)	27,795,000	29,165,858
Black Belt Energy Gas District, Gas Project No. 6 Series 2021B, Rev., 4.00%, 12/1/2026 (c)	60,000	59,679
Black Belt Energy Gas District, Gas Supply Subseries 2022D-2, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.40%), 4.45%, 3/4/2023 (d)	25,575,000	25,444,488
City of Birmingham Series 2013A, GO, 5.00%, 3/1/2023 (b)	200,000	200,000
City of Graysville Rev., AGM, 5.38%, 6/1/2023 (b)	25,000	25,128
City of Hoover, Warrants GO, 2.00%, 3/1/2025	30,000	28,966
City of Huntsville, Warrants
Series 2020B, GO, 5.00%, 9/1/2023	30,000	30,286
Series 2013-C, GO, 5.00%, 11/1/2023 (b)	25,000	25,308
City of Madison, Warrants GO, 4.00%, 4/1/2023 (b)	20,000	20,014
City of Oxford Series 2012B, GO, 5.00%, 5/1/2023	105,000	105,146
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
City of Trussville, Warrants Series 2014A, GO, 5.00%, 10/1/2023 (b)	25,000	25,270
County of Mobile, Warrants
Series 2020B, GO, 4.00%, 8/1/2023	25,000	25,084
GO, 5.00%, 8/1/2025 (b)	25,000	26,157
County of Montgomery, Warrants GO, 5.00%, 3/1/2023	45,000	45,000
Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	100,000	94,351
Leeds Public Educational Building Authority Rev., 5.00%, 4/1/2023	120,000	120,167
Limestone County Water and Sewer Authority Series 2014B, Rev., 4.00%, 12/1/2023 (b)	30,000	30,195
Madison County Board of Education, Tax Anticipation Warrants Rev., 5.00%, 9/1/2023	20,000	20,168
Mobile County Board of School Commissioners Series 2016A, 5.00%, 3/1/2023	315,000	315,000
Montgomery County Public Education Cooperative District, Public Schools Project Rev., 5.00%, 4/1/2023	200,000	200,255
Southeast Energy Authority A Cooperative District, Project No. 4
Series B-1, Rev., 5.00%, 8/1/2023	500,000	501,481
Series B-1, Rev., 5.00%, 8/1/2024	1,160,000	1,168,289
University of Alabama
Rev., 5.00%, 6/1/2023	110,000	110,474
Series 2019A, Rev., 5.00%, 7/1/2023	150,000	150,869
University of Alabama (The)
Series 2019B, Rev., 4.00%, 7/1/2023	35,000	35,089
Series 2012-A, Rev., 5.00%, 7/1/2023	150,000	150,209
Series 2014B, Rev., 5.00%, 7/1/2023	25,000	25,145
Series 2012-A, Rev., 5.00%, 7/1/2024	310,000	310,437
Series 2014B, Rev., 5.00%, 7/1/2024 (b)	50,000	51,175
Series 2017A, Rev., 5.00%, 7/1/2024	20,000	20,470
Total Alabama		99,995,842
Alaska — 0.1%
Alaska Housing Finance Corp., General Mortgage Series 2019A, Rev., 1.50%, 6/1/2024	305,000	296,757
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	153

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Alaska — continued
Alaska Housing Finance Corp., State Capital Project Series 2014A, Rev., 5.00%, 6/1/2023	650,000	652,397
Alaska Municipal Bond Bank Authority Series 2012-2, Rev., 5.00%, 9/1/2024	60,000	60,079
Borough of Matanuska-Susitna Series C, GO, 5.00%, 3/1/2023	40,000	40,000
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Rev., 5.00%, 9/1/2025	40,000	41,584
Rev., 5.25%, 9/1/2026	95,000	99,233
Borough of North Slope
Series 2021B, GO, 5.00%, 6/30/2023	115,000	115,653
Series B, GO, 5.00%, 10/30/2023	20,000	20,229
Series 2020A, GO, 5.00%, 6/30/2025	35,000	36,473
Borough of North Slope, General Purpose Series 2019A, GO, 5.00%, 6/30/2023	40,000	40,227
Municipality of Anchorage
Series 2018D, GO, 4.00%, 9/1/2023	85,000	85,348
Series D, GO, 5.00%, 9/1/2023	25,000	25,225
State of Alaska, Native Tribal Health Consortium Housing Facility Project Series 2014, COP, 5.00%, 6/1/2023	25,000	25,108
University of Alaska Series 2015T, Rev., 5.00%, 10/1/2023	50,000	50,439
Total Alaska		1,588,752
Arizona — 1.3%
Arizona Health Facilities Authority, Banner Health Series 2015B, Rev., (SIFMA Municipal Swap Index Yield + 0.25%), 3.05%, 3/9/2023 (d)	9,400,000	9,181,460
Arizona Health Facilities Authority, Phoenix children's Hospitals Series 2013-B, Rev., 5.00%, 2/1/2026	1,065,000	1,065,705
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Series 2019A, Rev., 5.00%, 11/1/2024	95,000	96,747
Arizona School Facilities Board Series 2015A, COP, 5.00%, 9/1/2023 (b)	20,000	20,186
Arizona State University Series 2016A, Rev., 5.00%, 7/1/2023	25,000	25,145
Arizona Transportation Board, Excise Tax, Maricopa County Regional Area Road Fund
Rev., 5.00%, 7/1/2023	175,000	176,019
Rev., 5.00%, 7/1/2025	40,000	41,777
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
City of Buckeye, Excise Tax Rev., 5.00%, 7/1/2023	25,000	25,145
City of Casa Grande Series 2016B, GO, 4.00%, 8/1/2023 (b)	20,000	20,072
City of Flagstaff, Road Repair, Street Improvement Project Rev., 4.00%, 7/1/2023	20,000	20,054
City of Goodyear GO, 5.00%, 7/1/2023	35,000	35,203
City of Mesa, Utility System Rev., 3.00%, 7/1/2023	20,000	19,979
City of Phoenix
GO, 4.00%, 7/1/2023 (b)	5,000	5,011
GO, 4.00%, 7/1/2023	5,000	5,014
City of Phoenix Civic Improvement Corp., Junior Lien
Rev., 5.00%, 7/1/2023	85,000	85,125
Rev., 5.00%, 7/1/2024	230,000	230,343
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System
Series 2017D, Rev., 5.00%, 7/1/2023	50,000	50,281
Series 2017D, Rev., 5.00%, 7/1/2024	515,000	526,768
City of Scottsdale, Preserve Acquisition GO, 3.00%, 7/1/2023	35,000	34,983
County of Maricopa Series 2018A, COP, 5.00%, 7/1/2024	25,000	25,568
County of Navajo Rev., 4.00%, 7/1/2025	20,000	20,343
County of Pima, Sewer System Series 2020A, Rev., 5.00%, 7/1/2023	30,000	30,182
County of Pinal Rev., 5.00%, 8/1/2023	35,000	35,262
Florence Town, Inc., Industrial Development Authority (Legacy Traditional School Project)
Rev., 5.75%, 7/1/2023 (b) (e)	3,000,000	3,024,198
Rev., 6.00%, 7/1/2023 (b) (e)	3,625,000	3,656,945
Gila County Unified School District No. 10-Payson GO, 5.00%, 7/1/2023	20,000	20,109
Glendale Industrial Development Authority, Midwestern University Rev., 5.00%, 5/15/2023	65,000	65,227
Glendale Union High School District No. 205, Project of 2020 Series 2021A, GO, AGM, 5.00%, 7/1/2023	25,000	25,146
Kyrene Elementary School District No. 28 GO, 4.00%, 7/1/2023	20,000	20,054
Madison Elementary School District No. 38, School Improvement, Project of 2014 Series 2019C, GO, 5.00%, 7/1/2023	25,000	25,152
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Maricopa County Elementary School District No. 79, Litchfield Elementary, School Improvement GO, 3.00%, 7/1/2023	25,000	24,967
Maricopa County Industrial Development Authority, Banner Health Series C, Rev., 5.00%, 10/18/2024 (c)	150,000	153,719
Maricopa County School District No. 3, Tempe Elementary, School Improvement GO, 4.00%, 7/1/2023	70,000	70,180
Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2023	345,000	346,930
Maricopa County Unified School District No. 69 Paradise Valley, School Improvement, Project of 2015 Series 2018-C, GO, 5.00%, 7/1/2023	20,000	20,116
Maricopa County Unified School District No. 97-Deer Valley, School Improvement Series C, GO, 3.00%, 7/1/2023	75,000	74,966
Maricopa County Union High School District No. 210 Phoenix, School Improvement, Project of 2011 and 2017 GO, 5.00%, 7/1/2023	30,000	30,185
Maricopa County Union High School District No. 216 Agua Fria, School Improvement Series 2014B, GO, 3.00%, 7/1/2023	30,000	29,975
McAllister Academic Village LLC, Arizona State University Rev., 5.00%, 7/1/2023	20,000	20,113
Pima County Regional Transportation Authority, Excise Tax
Rev., 5.00%, 6/1/2024	60,000	61,399
Series 2014, Rev., 5.00%, 6/1/2025	30,000	30,128
Pima County Unified School District No. 20 Vail, School Improvement GO, AGM, 3.00%, 7/1/2023	20,000	19,974
Pinal County Community College District GO, 5.00%, 7/1/2023	30,000	30,171
Pinal County School District No. 1 Florence GO, 5.00%, 7/1/2023	20,000	20,109
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (c) (e)	11,000,000	11,000,000
Tempe Industrial Development Authority, Friendship Village of Tempe Project Series 2021C-2, Rev., 1.13%, 12/1/2026	1,880,000	1,625,059
Town of Marana, Excise Tax Series 2017B, Rev., 5.00%, 7/1/2023	35,000	35,197
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
Town of Queen Creek, Excise Tax Series 2018A, Rev., 5.00%, 8/1/2023	40,000	40,306
University Medical Center Corp., Hospital Rev., 5.63%, 7/1/2023 (b)	30,000	30,240
Total Arizona		32,276,937
Arkansas — 0.0% ^
Arkansas Development Finance Authority, Cancer Research Project Rev., AMBAC, Zero Coupon, 7/1/2023	75,000	74,105
City of Little Rock Rev., 4.00%, 11/1/2023	250,000	250,157
State of Arkansas GO, 4.25%, 6/1/2023	200,000	200,507
State of Arkansas, Federal Highway
GO, 5.00%, 4/1/2023	20,000	20,028
GO, 5.00%, 10/1/2023	45,000	45,465
State of Arkansas, Waste Disposal and Pollution Abatement Facilities Series 2016A, GO, 5.00%, 7/1/2023	30,000	30,176
University of Arkansas, Various Facility Fayetteville Campus Series 2019A, Rev., 5.00%, 9/15/2023	35,000	35,348
Total Arkansas		655,786
California — 2.8%
Alameda County Joint Powers Authority, Multiple Capital Projects Series 2013A, Rev., 5.00%, 12/1/2023	50,000	50,688
Anaheim Public Financing Authority, Public Improvement Project Series 1997C-13, Rev., Zero Coupon, 9/1/2023	1,350,000	1,326,907
Antelope Valley Community College District GO, 5.00%, 2/15/2025 (b)	70,000	72,635
Antelope Valley-East Kern Water Agency Rev., 5.00%, 6/1/2023	30,000	30,133
Bay Area Toll Authority, Toll Bridge
Series 2017S-7, Rev., 5.00%, 4/1/2023	140,000	140,202
Series 2013S-4, Rev., 5.13%, 4/1/2023 (b)	25,000	25,041
Bay Area Water Supply and Conservation Agency
Series 2013A, Rev., 3.00%, 4/1/2023	100,000	99,988
Series 2013A, Rev., 4.00%, 4/1/2023	100,000	100,070
Series 2013A, Rev., 5.00%, 4/1/2023	50,000	50,074
Brentwood Infrastructure Financing Authority Series 2012A, AGM, 3.50%, 9/2/2023	50,000	50,007
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	155

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2024	40,000	41,036
Burlingame School District, Election of 2012 Series 2013A, GO, 4.00%, 8/1/2023 (b)	20,000	20,078
California Communities Local Measure R Sales Tax, Total Road Improvement Program Series 2013A, COP, AGM, 5.13%, 6/1/2023 (b)	20,000	20,098
California County Tobacco Securitization Agency, Gold Country Settlement Funding Corp. Series 2020A, Rev., 5.00%, 6/1/2026	1,090,000	1,134,615
California Educational Facilities Authority, University of Southern California Series 2012A, Rev., 5.00%, 10/1/2023 (b)	35,000	35,382
California Health Facilities Financing Authority, Adventist Health System
Series 2011A, Rev., 3.00%, 3/1/2024 (c)	495,000	492,731
Series 2013A, Rev., 5.00%, 3/1/2024	110,000	110,076
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2024	375,000	386,959
California Health Facilities Financing Authority, Providence St. Joseph Health Series 2016B-2, Rev., 4.00%, 10/1/2024 (c)	245,000	247,263
California Health Facilities Financing Authority, St. Joseph Health System
Series 2013A, Rev., 5.00%, 7/1/2023 (b)	25,000	25,146
Rev., 5.00%, 10/1/2025 (c)	420,000	436,441
Series 2013A, Rev., 5.00%, 7/1/2026	80,000	80,238
California Infrastructure and Economic Development Bank, Colburn School (The) Rev., (SIFMA Municipal Swap Index Yield + 0.90%), 3.70%, 3/9/2023 (d)	28,500,000	27,419,434
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2014A, Rev., 5.00%, 10/1/2023 (b)	25,000	25,280
California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.15%, 3/9/2023 (d)	5,250,000	5,185,856
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Pollution Control Financing Authority, American Water Capital Corp. Project Rev., 0.60%, 9/1/2023 (c)	145,000	142,670
California State Public Works Board
Series 2019B, Rev., 5.00%, 5/1/2023	60,000	60,193
Series B, Rev., 5.00%, 10/1/2023	45,000	45,507
California State Public Works Board, Judicial Council of California
Series A, Rev., 5.00%, 3/1/2025	50,000	50,079
Series A, Rev., 5.00%, 3/1/2026	30,000	30,050
California State Public Works Board, Judicial Council Project Series A, Rev., 5.00%, 3/1/2024	275,000	275,421
California State Public Works Board, Various Capital Project Series 2021B, Rev., 5.00%, 5/1/2023	250,000	250,803
California State Public Works Board, Various Capital Projects Series 2013-I, Rev., 5.00%, 11/1/2026	40,000	40,553
California State University, Systemwide Series 2016A, Rev., 5.00%, 11/1/2023	20,000	20,262
California Statewide Communities Development Authority, Southern California Edison Co. Series D, Rev., 2.63%, 12/1/2023 (c)	290,000	285,836
Camarillo Community Development Commission Successor Agency, Camarillo Corridor Project Rev., AGM, 5.00%, 9/1/2023	25,000	25,210
Campbell Union High School District GO, 5.00%, 8/1/2023 (b)	25,000	25,194
Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2023	45,000	44,368
Chabot-Las Positas Community College District GO, 5.00%, 8/1/2023 (b)	20,000	20,160
Chaffey Joint Union High School District, Election of 2008 Series A, GO, 5.00%, 8/1/2023 (b)	30,000	30,240
Chula Vista Elementary School District
Rev., BAN, Zero Coupon, 8/1/2023	20,000	19,721
COP, AGM, 5.00%, 9/1/2023	30,000	30,258
Chula Vista Municipal Financing Authority
Series 2015B, 5.00%, 9/1/2023	45,000	45,340
Rev., 5.00%, 5/1/2024	10,000	10,210
City and County of San Francisco Series 2015A-1, COP, 5.00%, 4/1/2023	30,000	30,045
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
City of Livermore Series 2020B, COP, 4.00%, 10/1/2023	40,000	40,192
City of Long Beach Harbor Series 2014B, Rev., 5.00%, 5/15/2023	70,000	70,276
City of Long Beach Harbor, Private Activity Series 2020A, Rev., 4.00%, 5/15/2024	20,000	20,236
City of Los Angeles Series 2013A, Rev., 5.00%, 6/1/2027	75,000	75,307
City of Los Angeles Department of Airports, International Airport Subordinate Series 2018E, Rev., 5.00%, 5/15/2024	15,000	15,335
City of Los Angeles, Wastewater System
Series 2013-A, Rev., 5.00%, 6/1/2025	75,000	75,353
Series 2013A, Rev., 5.00%, 6/1/2026	50,000	50,231
City of Newark COP, 5.00%, 6/1/2023	45,000	45,181
City of Oakland, Sewer Series 2014A, Rev., 5.00%, 6/15/2023	35,000	35,185
City of Pico Rivera, Sales Tax Series 2018A, COP, AGM, 5.00%, 6/1/2023	35,000	35,160
City of Richmond, Wastewater, Capital Appreciation Rev., FGIC, Zero Coupon, 8/1/2023 (b)	200,000	197,311
City of San Francisco, Public Utilities Commission Series 2017A, Rev., 5.00%, 11/1/2024 (b)	30,000	30,978
City of Santa Cruz Rev., 5.00%, 3/1/2023	45,000	45,000
City of Sausalito, 2016 Financing Project COP, 4.00%, 5/1/2023	50,000	50,068
Clovis Unified School District, Election of 2012 Series B, GO, 5.00%, 8/1/2023 (b)	20,000	20,160
Coast Community College District, Election of 2012 Series 2013A, GO, 4.00%, 8/1/2023 (b)	20,000	20,081
Colton Joint Unified School District, Election of 2008 Series 2010B, GO, AGM, 5.80%, 8/21/2026 (b)	25,000	27,422
Contra Costa Community College District, Election of 2006 GO, 5.00%, 8/1/2023 (b)	20,000	20,160
Contra Costa Community College District, Election of 2014 Series C, GO, 4.00%, 8/1/2023	25,000	25,085
Contra Costa Transportation Authority Series 2012B, Rev., 5.00%, 3/1/2023 (b)	105,000	105,000
Corona-Norco Unified School District Public Financing Authority, Senior Lien Series A, Rev., 5.00%, 9/1/2023 (b)	20,000	20,193
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
County of Los Angeles Rev., TRAN, 4.00%, 6/30/2023	115,000	115,402
Cupertino Union School District, 2013 Crossover Series 2013A, GO, 5.00%, 8/1/2023 (b)	25,000	25,200
Desert Sands Unified School District GO, 5.00%, 8/1/2023	10,000	10,079
El Dorado Irrigation District Series 2016B, COP, 5.00%, 3/1/2023	55,000	55,000
El Monte City School District, Election of 2004 Series 2008C, GO, AGC, Zero Coupon, 8/1/2023	600,000	591,384
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4, Election of 2012 Series A, GO, 5.00%, 10/1/2023 (b)	20,000	20,224
Fontana Redevelopment Agency, Successor Agency, Tax Allocation Series 2017A, Rev., 5.00%, 10/1/2023	30,000	30,315
Fremont Public Financing Authority Series 2017B, Rev., 5.00%, 10/1/2023	25,000	25,263
Fresno County Financing Authority Rev., 5.00%, 4/1/2023	550,000	550,810
Garden Grove Agency Community Development Successor Agency, Tax Allocation Rev., 5.00%, 10/1/2023	20,000	20,195
Garden Grove Unified School District, Election of 2010 Series C, GO, 5.00%, 8/1/2023	10,000	10,079
Gateway Unified School District, Election of 2008 GO, AGM, 5.00%, 8/1/2023 (b)	20,000	20,160
Grossmont Healthcare District Series C, GO, 5.00%, 7/15/2024	25,000	25,471
Grossmont Union High School District, Election of 2008 Series E, GO, 5.00%, 8/1/2023 (b)	20,000	20,160
Grossmont-Cuyamaca Community College District GO, 5.00%, 8/1/2023	30,000	30,238
Hermosa Beach Public Financing Authority Rev., 4.00%, 11/1/2024	25,000	25,343
Huntington Beach Union High School District GO, 5.00%, 8/1/2023 (b)	50,000	50,400
Inglewood Unified School District, Election of 2012 Series 2013A, GO, AGM, 5.13%, 8/1/2023 (b)	20,000	20,166
Kern Community College District GO, BAN, Zero Coupon, 8/1/2023	120,000	118,335
La Mirada Public Financing Authority Rev., 5.00%, 5/1/2023	25,000	25,074
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Lancaster School District, Election of 2012 Series A, GO, AGM, 4.00%, 8/1/2023 (b)	20,000	20,074
Lodi Unified School District, Election of 2006 GO, 3.00%, 8/1/2023	40,000	39,986
Long Beach Community College District Series 2017G, GO, 5.00%, 8/1/2023	35,000	35,277
Los Angeles Community College District
Series 2015A, GO, 5.00%, 8/1/2023	25,000	25,206
Series 2015C, GO, 5.00%, 8/1/2023	20,000	20,165
Los Angeles County Metropolitan Transportation Authority, Measure J Junior Subordinate Sales Tax Series 2020A, Rev., 5.00%, 6/1/2023	30,000	30,143
Los Angeles County Metropolitan Transportation Authority, Measure R Senior Sales Tax Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,120
Los Angeles County Public Works Financing Authority Series 2019E1, Rev., 4.00%, 12/1/2023	85,000	85,604
Los Angeles Department of Water and Power System Revenue
Series 2013B, Rev., 5.00%, 7/1/2024	180,000	181,176
Series 2013B, Rev., 5.00%, 7/1/2025	40,000	40,233
Series 2013B, Rev., 5.00%, 7/1/2026	35,000	35,206
Los Angeles Unified School District
Series 2015A, GO, 5.00%, 7/1/2023	70,000	70,464
Series D, GO, 5.00%, 7/1/2023	20,000	20,132
Madera County Board of Education COP, 4.00%, 10/1/2023	20,000	20,073
Manteca Unified School District Series 2020A, GO, 4.00%, 8/1/2023	320,000	321,106
Merced Union High School District GO, AGM, Zero Coupon, 2/18/2025 (b)	350,000	105,360
Metropolitan Water District of Southern California, Waterworks Series 2017B, Rev., 5.00%, 8/1/2023	70,000	70,435
Middletown Unified School District, Election of 2018 Series 2019A, GO, 4.00%, 8/1/2023	25,000	25,083
Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2023	35,000	20,123
Municipal Improvement Corp. of Los Angeles, Real Property Series 2016B, Rev., 5.00%, 11/1/2023	25,000	25,321
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Norco Community Redevelopment Agency Successor Agency, Redevelopment Project Area #1 Series 2017A, Rev., 4.00%, 3/1/2023	20,000	20,000
Orange County Water District
Series 2019A, COP, 2.00%, 8/15/2023	30,000	29,791
Series 2003B, COP, NATL - RE, 4.75%, 8/15/2023 (b)	25,000	25,191
Series 2013A, Rev., 5.00%, 8/15/2023 (b)	25,000	25,223
Series 2021A, COP, 4.00%, 2/15/2025	175,000	177,977
Orchard School District GO, 5.00%, 8/1/2023	45,000	45,346
Otay Water District Financing Authority Series 2018A, Rev., 5.00%, 9/1/2023	30,000	30,278
Oxnard Financing Authority Rev., 5.00%, 6/1/2023	250,000	251,078
Padre Dam Municipal Water District Series 2017A, COP, 5.00%, 10/1/2024	50,000	51,411
Palmdale Community Redevelopment Agency Successor Agency Series 2016A, Rev., 5.00%, 9/1/2023	45,000	45,378
Palomar Community College District GO, 5.00%, 5/1/2024	50,000	51,050
Paramount Unified School District, Election of 2006
GO, Zero Coupon, 8/1/2023 (b)	355,000	48,068
GO, 4.50%, 8/1/2023 (b)	40,000	40,238
Perris Union High School District GO, 5.00%, 9/1/2023	10,000	10,091
Pismo Beach Public Financing Agency, Beach Municipal Pier Project Rev., 5.00%, 12/1/2023	30,000	30,415
Plumas Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2023	30,000	30,237
Poway Unified School District Public Financing Authority, Special Tax Community Facilities District No. 2 Series 2015C, Rev., AGM, 5.00%, 9/1/2023	40,000	40,357
Puente Basin Water Agency, Walnut Valley Water District Project Series 2013A, Rev., 5.00%, 6/1/2023 (b)	25,000	25,115
Regents of the University of California Medical Center Pooled
Series 2013J, Rev., 5.00%, 5/15/2023 (b)	1,505,000	1,510,526
Series 2013J, Rev., 5.25%, 5/15/2023 (b)	200,000	200,855
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Regents of the University of California Medical Center Pooled, Tax-Exempt Series 2016L, Rev., 5.00%, 5/15/2023	25,000	25,093
Riverside County Transportation Commission, Sales Tax Series 2017A, Rev., 5.00%, 6/1/2023	25,000	25,122
Riverside County Transportation Commission, Sales Tax, Limited Tax Series 2013A, Rev., 5.25%, 6/1/2023 (b)	25,000	25,134
Sacramento County Sanitation Districts Financing Authority Series 2014A, Rev., 5.00%, 12/1/2023	35,000	35,510
Sacramento Municipal Utility District, Electric
Series 2019A, Rev., 5.00%, 10/17/2023 (c)	1,305,000	1,307,237
Series 2019B, Rev., 5.00%, 10/15/2025 (c)	285,000	294,802
San Bernardino City Unified School District
GO, AGM, 5.00%, 8/1/2023	10,000	10,070
Series 2013A, GO, AGM, 5.00%, 8/1/2023 (b)	25,000	25,200
San Bernardino City Unified School District, Election of 2012 Series A, GO, AGM, 4.00%, 8/1/2023 (b)	20,000	20,074
San Bernardino County Transportation Authority, Sales Tax Series 2014A, Rev., 5.00%, 3/1/2023	20,000	20,000
San Diego Community College District, Election of 2002 GO, 5.00%, 8/1/2023 (b)	40,000	40,320
San Diego Community College District, Election of 2006 GO, Zero Coupon, 8/1/2023	90,000	55,973
San Diego County Water Authority Series 2013A, Rev., 5.00%, 5/1/2023	20,000	20,021
San Diego Public Facilities Financing Authority
Rev., 5.00%, 5/15/2023	45,000	45,180
Series 2016B, Rev., 5.00%, 8/1/2023	20,000	20,161
San Diego Redevelopment Agency Successor Agency Series 2017A, Rev., 5.00%, 9/1/2023	10,000	10,089
San Diego Unified School District, Election of 1998 Series D-1, GO, NATL - RE, 5.50%, 7/1/2023	25,000	25,210
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Francisco Bay Area Rapid Transit District, Election of 2004 Series 2013C, GO, 5.00%, 8/1/2023	10,000	10,080
San Francisco Bay Area Rapid Transit District, Sales Tax Series 2016A, Rev., 5.00%, 7/1/2023	55,000	55,348
San Francisco City and County Airport Commission, San Francisco International Airport
Series 2019D, Rev., 5.00%, 5/1/2024	45,000	45,960
Series 2016A, Rev., 4.00%, 5/1/2025	25,000	25,469
San Francisco City and County Public Utilities Commission Wastewater Series 2016B, Rev., 5.00%, 10/1/2023	35,000	35,402
San Joaquin County Transportation Authority, Measure K Sales Tax
Rev., 3.00%, 3/1/2023	20,000	20,000
Rev., 5.00%, 3/1/2023	20,000	20,000
San Joaquin Delta Community College District Series A, GO, 5.00%, 8/1/2023	25,000	25,192
San Joaquin Hills Transportation Corridor Agency, Toll Road, Senior Lien Rev., Zero Coupon, 1/1/2025 (b)	120,000	113,392
San Jose Financing Authority, Civic Center Project Series 2013A, Rev., 5.00%, 6/1/2023 (b)	325,000	326,539
San Jose Unified School District Series 2013-GO, GO, 5.00%, 8/1/2023 (b)	25,000	25,200
San Juan Unified School District, Election of 2002
GO, 3.00%, 8/1/2023	75,000	75,027
GO, 5.00%, 8/1/2023 (b)	40,000	40,319
San Juan Water District Rev., 5.00%, 2/1/2025	45,000	46,516
San Marcos Unified School, District No. 4, Community Facilities, Special Tax Rev., 4.00%, 9/1/2023	25,000	25,106
San Mateo Foster City Public Financing Authority, Street and Flood Control Project Series 2020A, Rev., 5.00%, 5/1/2023	20,000	20,064
Santa Clara County Financing Authority, Capital Facilities Series 2021A, Rev., 5.00%, 5/1/2023	140,000	140,424
Santa Clara County Financing Authority, Fire District Facilities Series 2020A, Rev., 5.00%, 5/1/2023	45,000	45,136
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Santa Clara County Financing Authority, Multiple Facilities Project Series 2016Q, Rev., 5.00%, 5/15/2023	40,000	40,150
Santa Clara Valley Transportation Authority, Measure A Sales Tax Series 2015A, Rev., 5.00%, 4/1/2023	15,000	15,023
Santa Clara Valley Transportation Authority, Sales Tax Series 2017B, Rev., 5.00%, 6/1/2023	25,000	25,119
Santa Monica-Malibu Unified School District, Election of 2006 Series D, GO, 4.00%, 7/1/2023 (b)	30,000	30,093
Sequoia Union High School District GO, 5.00%, 7/1/2024 (b)	40,000	41,030
Sierra Joint Community College District No. 1, School Facilities Improvement Series A, GO, 5.00%, 8/1/2023 (b)	45,000	45,359
Silicon Valley Clean Water, Wastewater Series 2019A, Rev., 3.00%, 3/1/2024	625,000	624,198
Solano County Community College District Series 2014A, GO, 5.00%, 8/1/2023	40,000	40,308
Sonoma County Community Redevelopment Agency Successor Agency Rev., 4.00%, 8/1/2023	20,000	20,058
Sonoma County Junior College District Series 2013A, GO, 5.00%, 8/1/2023 (b)	65,000	65,519
South San Francisco Public Facilities Financing Authority, Police Station Project Series 2020A, Rev., 5.00%, 6/1/2023	40,000	40,182
Southern California Public Power Authority, Windy Point/Windy Flats Project Rev., 5.00%, 4/1/2024	75,000	76,185
State of California Department of Water Resources, Central Valley Project, Water System
Series AP, Rev., 4.00%, 6/1/2023 (b)	30,000	30,069
Series AQ, Rev., 4.00%, 6/1/2023 (b)	20,000	20,046
Series AM, Rev., 5.00%, 6/1/2023 (b)	25,000	25,118
Series AW, Rev., 5.00%, 12/1/2023	45,000	45,666
State of California, Various Purpose
GO, 4.00%, 3/1/2023	20,000	20,000
GO, 4.00%, 5/1/2023	20,000	20,028
GO, 5.00%, 8/1/2023	65,000	65,500
GO, 5.00%, 12/1/2023	25,000	25,346
GO, 5.00%, 11/1/2024	60,000	60,763
GO, 5.00%, 9/1/2025	135,000	136,420
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
GO, 5.00%, 11/1/2025	40,000	40,564
GO, 5.00%, 12/1/2025	50,000	50,799
GO, 5.00%, 10/1/2026	100,000	100,174
Suisun City Redevelopment Agency, Redevelopment Project Series B, Rev., 5.00%, 10/1/2023	40,000	40,390
Sulphur Springs Union School District, Community Facilities District No. 2002-1, Special Tax Series 2014A, Rev., 3.00%, 9/1/2023 (b)	25,000	24,990
Tahoe-Truckee Sanitation Agency, Wastewater Rev., 5.00%, 7/1/2024	30,000	30,764
Tahoe-Truckee Unified School District, Election of 2014, School Facilities Improvement District No. 1 Series C, GO, 3.00%, 8/1/2023	20,000	19,993
Tender Option Bond Trust Receipts/ Certificates Series 2017-XX1045, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (c) (e)	17,000,000	17,000,000
Tobacco Securitization Authority of Southern California Series 2019A, Class 1, Rev., 5.00%, 6/1/2025	55,000	56,892
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp. Series 2019A, Class 1, Rev., 5.00%, 6/1/2023	100,000	100,376
Torrance Unified School District, Election of 2008 GO, 5.00%, 8/1/2023 (b)	25,000	25,200
Tustin Unified School District, School Facilities Improvement Districts No. 2002-1 and 2008-1 GO, 5.00%, 8/1/2025	30,000	31,517
Twin Rivers Unified School District Series 2014A, GO, Zero Coupon, 2/1/2024 (b)	350,000	166,274
University of California
Series 2013AF, Rev., 5.00%, 5/15/2023 (b)	20,000	20,078
Series 2013AF, Rev., 5.00%, 5/15/2023	135,000	135,523
Series 2013AI, Rev., 5.00%, 5/15/2023	925,000	928,396
Series 2013AK, Rev., 5.00%, 5/15/2023 (c)	280,000	281,028
Series 2015AO, Rev., 5.00%, 5/15/2023	20,000	20,080
Series 2017AV, Rev., 5.00%, 5/15/2023	20,000	20,080
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Series 2020BE, Rev., 5.00%, 5/15/2023	75,000	75,298
Ventura County Public Financing Authority
Series 2013B, Rev., 5.00%, 11/1/2023	20,000	20,246
Series 2016A, Rev., 5.00%, 11/1/2024	25,000	25,766
West Hollywood Public Financing Authority, Hollywood Park Phase II Rev., 5.00%, 4/1/2024	75,000	76,418
Westminster School District, Refinancing of 2015 Energy Conservation Projects COP, 4.00%, 5/1/2023	35,000	35,034
William S Hart Union High School District, Election of 2008
Series 2013C, GO, 4.00%, 8/1/2023 (b)	75,000	75,293
Series 2013C, GO, 5.00%, 8/1/2023 (b)	20,000	20,160
Total California		69,840,505
Colorado — 2.3%
Adams 12 Five Star Schools, The City and County of Broomfield
GO, 4.00%, 12/15/2023	100,000	100,068
GO, 5.00%, 12/15/2024	30,000	30,046
Apex Park and Recreation District GO, 3.00%, 12/1/2024	50,000	49,937
Aspen Fire Protection District COP, 4.00%, 12/1/2023	125,000	125,584
Board of Governors of Colorado State University System
Series A, Rev., 3.00%, 3/1/2023 (b)	105,000	105,000
Series 2019A, Rev., 4.00%, 3/1/2023 (b)	20,000	20,000
Series 2015A, Rev., 5.00%, 3/1/2025 (b)	45,000	46,678
Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J Series 2014A, GO, 5.00%, 12/15/2023	40,000	40,566
City and County of Broomfield, Sales and Use Tax Series A, Rev., 5.00%, 12/1/2024	180,000	180,267
City and County of Denver Series 2018A, COP, 5.00%, 6/1/2023	20,000	20,086
City and County of Denver, Airport System
Series B, Rev., 5.00%, 11/15/2024	125,000	128,650
Series B, Rev., 5.25%, 11/15/2026	25,000	25,346
City of Colorado Springs Series B-2, Rev., 5.00%, 11/15/2025	25,000	25,320
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
City of Colorado Springs, Utilities System Improvement
Series 2015A, Rev., 5.00%, 11/15/2023	40,000	40,521
Series 2018A-1, Rev., 5.00%, 11/15/2023	35,000	35,426
Series A-1, Rev., 5.00%, 11/15/2023	25,000	25,305
Series A-2, Rev., 5.00%, 11/15/2023	25,000	25,305
City of Longmont, Wastewater Rev., 5.00%, 11/1/2023	25,000	25,304
Colorado Educational and Cultural Facilities Authority, Johnson and Wales University Project Series B, Rev., 5.00%, 4/1/2023 (b)	35,000	35,047
Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project Rev., 7.25%, 6/1/2023 (b)	235,000	241,782
Colorado Health Facilities Authority
Series 2019A, Rev., 5.00%, 11/1/2023	50,000	50,566
Rev., 5.00%, 11/15/2023 (b) (c)	130,000	131,411
Rev., 5.00%, 11/15/2023 (c)	370,000	373,476
Series 2019A, Rev., 5.00%, 8/1/2026	70,000	73,058
Series 2019-B, Rev., 5.00%, 11/19/2026 (b) (c)	130,000	138,752
Series 2019-B, Rev., 5.00%, 11/19/2026 (c)	1,280,000	1,342,307
Colorado Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series 2018B, Rev., 5.00%, 11/20/2025 (c)	120,000	124,714
Colorado Health Facilities Authority, Children's Hospital Colorado Project Series C, Rev., 5.00%, 12/1/2024	20,000	20,497
Colorado Health Facilities Authority, CommonSpirit Health
Series B-2, Rev., 5.00%, 8/1/2026 (c)	585,000	604,984
Series 2019A-2, Rev., 5.00%, 8/1/2027	5,000,000	5,293,476
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group
Series 2022A, Rev., 5.00%, 11/1/2024	40,000	40,865
Series 2022A, Rev., 5.00%, 11/1/2028	700,000	756,786
Colorado Health Facilities Authority, NCMC, Inc., Project Rev., 4.00%, 5/15/2026 (b)	20,000	20,611
Colorado Health Facilities Authority, School Health System Series 2019A, Rev., 5.00%, 1/1/2025	1,210,000	1,246,667
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Colorado Housing and Finance Authority, Multi-Family Project Series 2020A-2, Class I, Rev., 1.55%, 4/1/2023	50,000	49,899
Colorado Mesa University Series 2009A, Rev., 5.00%, 5/15/2023	45,000	45,151
Colorado State Board for Community Colleges and Occupational Educational System Series 2017A, Rev., 3.00%, 11/1/2023	20,000	19,966
Colorado State Education Loan Program, Denver City and County School District No. 1 Series 2022A, Rev., TRAN, 5.00%, 6/29/2023	565,000	568,280
County of Adams COP, 5.00%, 12/1/2023	860,000	871,256
County of Jefferson COP, 5.00%, 12/1/2023	20,000	20,271
Denver Convention Center Hotel Authority Rev., 5.00%, 12/1/2023	30,000	30,143
Eagle County School District No. Re50J GO, 3.00%, 12/1/2023 (b)	20,000	19,979
El Paso County School District No. 20 Academy Series 2017, GO, 5.00%, 12/15/2023	20,000	20,291
El Paso County School District No. 49 Falcon Series 2017B, COP, 5.00%, 12/15/2023	10,000	10,132
Jefferson County School District R-1 GO, 5.00%, 12/15/2023	20,000	20,291
Larimer Weld and Boulder County School District, R-2J Thompson GO, 4.00%, 12/15/2023	35,000	35,023
Mesa County Valley School District No. 51 Grand Junction GO, 5.00%, 12/1/2023	35,000	35,476
Regional Transportation District
Series 2014A, COP, 4.50%, 6/1/2023 (b)	1,350,000	1,354,010
Series 2014A, COP, 5.00%, 6/1/2023 (b)	80,000	80,335
Regional Transportation District, Denver Transit Partners
Series A, Rev., 5.00%, 1/15/2024	475,000	477,956
Series A, Rev., 5.00%, 7/15/2025	45,000	45,951
Serenity Ridge Metropolitan District No. 2, Limited Tax Series 2018-B, GO, 7.25%, 12/15/2023 (b)	636,000	672,257
State of Colorado, Tax-Exempt
Series 2018N, COP, 5.00%, 3/15/2023	30,000	30,018
Series 2020A, COP, 5.00%, 9/1/2023	35,000	35,316
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
State of Colorado, UCDHSC Fitzsimons Academic Series 2013A, COP, 5.00%, 11/1/2023 (b)	25,000	25,300
Town of Castle Rock Rev., 5.00%, 6/1/2023 (b)	250,000	251,140
Town of Castle Rock, Sales and Use Tax Rev., 5.00%, 6/1/2025	25,000	26,004
University of Colorado
Series B-1, Rev., 4.00%, 6/1/2024 (b)	25,000	25,246
Series A, Rev., 5.00%, 6/1/2024 (b)	60,000	61,317
University of Colorado Hospital Authority, University of Colorado Health Series 2017B-2, Rev., VRDO, 2.75%, 3/9/2023 (c)	35,000,000	35,000,000
University of Colorado, Enterprise System
Series A, Rev., 5.00%, 6/1/2023	70,000	70,311
Series A, Rev., 5.00%, 6/1/2023 (b)	20,000	20,091
Series 2021C-3B, Rev., 2.00%, 10/15/2026 (c)	6,250,000	5,944,778
Total Colorado		57,410,596
Connecticut — 0.2%
City of Meriden Series 2016B, GO, 5.00%, 5/15/2023	25,000	25,088
City of New Britain Series 2016A, GO, 5.00%, 3/1/2023 (b)	15,000	15,000
City of New Haven Series 2013B, GO, AGM, 3.75%, 9/1/2023 (b)	25,000	25,075
City of Stamford GO, 5.00%, 6/1/2023	60,000	60,266
City of Waterbury GO, 5.00%, 8/1/2023	50,000	50,348
Connecticut State Health and Educational Facilities Authority, Connecticut State University System Series L, Rev., 4.00%, 11/1/2023	100,000	100,058
Connecticut State Health and Educational Facilities Authority, Middlesex Hospital Series O, Rev., 5.00%, 7/1/2023	25,000	25,112
Connecticut State Health and Educational Facilities Authority, Quinnipiac University Series L, Rev., 5.00%, 7/1/2023	20,000	20,103
Connecticut State Health and Educational Facilities Authority, Trinity Health Credit Group Series 2016CT, Rev., 3.00%, 12/1/2023	100,000	99,770
Connecticut State Health and Educational Facilities Authority, University System Issue Series L, Rev., 3.00%, 11/1/2026	120,000	119,997
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Issue Series 2010A3, Rev., 0.25%, 2/9/2024 (c)	950,000	915,575
Connecticut State Health and Educational Facilities Authority, Yale University Series X-2, Rev., 0.25%, 2/9/2024 (c)	635,000	611,990
Mattabassett District Cromwell Rev., 5.00%, 8/1/2023	250,000	251,686
State of Connecticut
Series 2015A, GO, 5.00%, 3/15/2023	25,000	25,016
Series 2016B, GO, 5.00%, 5/15/2023	35,000	35,131
Series 2018C, GO, 5.00%, 6/15/2023	10,000	10,053
Series 2014E, GO, 5.00%, 9/1/2023	375,000	378,481
Series 2017A, GO, 5.00%, 4/15/2024	35,000	35,725
State of Connecticut Clean Water Fund, State Revolving Fund
Series 2013A, Rev., 5.00%, 3/1/2023	45,000	45,000
Series 2015A, Rev., 5.00%, 3/1/2023	25,000	25,000
State of Connecticut, GAAP Conversion
Series 2013A, GO, 5.00%, 10/15/2023	340,000	343,911
Series 2013A, GO, 5.00%, 10/15/2024	25,000	25,296
Series 2013A, GO, 5.00%, 10/15/2026	50,000	50,609
State of Connecticut, SIFMA Index Series 2013A, GO, (SIFMA Municipal Swap Index Yield + 0.99%), 3.79%, 3/9/2023 (d)	175,000	173,728
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2020A, Rev., 5.00%, 5/1/2023	65,000	65,190
Series B, Rev., 5.00%, 8/1/2023	25,000	25,187
Series B, Rev., 5.00%, 9/1/2023	25,000	25,226
Series 2018A, Rev., 5.00%, 1/1/2024	20,000	20,299
Series A, Rev., 5.00%, 10/1/2024	55,000	55,578
Town of Branford GO, 3.13%, 8/1/2023 (b)	30,000	29,998
Town of East Lyme GO, 5.00%, 8/15/2023	35,000	35,279
Town of South Windsor Series 2017B, GO, 3.00%, 8/15/2023	30,000	29,981
University of Connecticut
Series 2016-A, Rev., 5.00%, 3/15/2023	145,000	145,090
Series 2013A, Rev., 5.00%, 2/15/2024	120,000	120,165
Series 2015A, Rev., 5.00%, 2/15/2026	25,000	25,847
Total Connecticut		4,045,858
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Delaware — 0.0% ^
County of New Castle GO, 5.00%, 4/1/2024	25,000	25,505
Delaware River and Bay Authority Series C, Rev., 5.00%, 1/1/2027	85,000	86,145
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	715,000	673,513
State of Delaware Series 2016C, GO, 5.00%, 3/1/2023	30,000	30,000
University of Delaware Series 2013A, Rev., 5.00%, 5/1/2023 (b)	25,000	25,075
Total Delaware		840,238
District of Columbia — 1.0%
District of Columbia
Series D, GO, 5.00%, 6/1/2023	25,000	25,114
Series 2013A, GO, 5.00%, 6/1/2026	35,000	35,170
District of Columbia Housing Finance Agency, Multi-Family Development Program
Series 2019B-2, Rev., FHA, 1.70%, 3/1/2023	165,000	165,000
Series 2019B-1, Rev., FHA, 1.75%, 9/1/2023 (c)	545,000	539,274
District of Columbia Housing Finance Agency, Paxton Project Series 2022, Rev., 4.00%, 9/1/2025 (c)	4,005,000	4,029,893
District of Columbia, Deed Tax Series 2012A, Rev., 5.00%, 6/1/2023	20,000	20,027
District of Columbia, Federal Highway Rev., 5.00%, 12/1/2024	320,000	320,531
District of Columbia, Gallery Place Project Rev., 5.00%, 6/1/2024	100,000	100,149
District of Columbia, Income Tax Series 2019A, Rev., 5.00%, 3/1/2023	60,000	60,000
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Rev., AGM, 5.50%, 10/1/2023	80,000	81,092
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2014C, Rev., 5.00%, 10/1/2024	25,000	25,725
Metropolitan Washington Airports Authority Aviation Subseries C-2, Rev., VRDO, LOC : TD Bank NA, 2.78%, 3/9/2023 (c)	20,000,000	20,000,000
Metropolitan Washington Airports Authority Dulles Toll Road Series 2009B, Rev., AGC, Zero Coupon, 10/1/2023	20,000	19,581
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
District of Columbia — continued
Washington Metropolitan Area Transit Authority Series 2017B, Rev., 5.00%, 7/1/2024	20,000	20,470
Washington Metropolitan Area Transit Authority Dedicated Series 2020A, Rev., 5.00%, 7/15/2023	650,000	654,216
Total District of Columbia		26,096,242
Florida — 4.1%
Brevard County Health Facilities Authority, Health First, Inc., Project Rev., 5.00%, 4/1/2039	500,000	506,526
Capital Trust Agency, Inc., Sustainability Bonds -The Marie
Rev., 4.00%, 6/15/2023 (e)	575,000	573,537
Rev., 4.00%, 6/15/2024 (e)	1,000,000	987,509
Rev., 4.00%, 6/15/2025 (e)	340,000	332,004
Central Florida Expressway Authority, Senior Lien
Rev., 5.00%, 7/1/2023	10,000	10,055
Series 2016B, Rev., 5.00%, 7/1/2025	25,000	26,025
City of Apopka, Utility System Rev., 5.00%, 10/1/2023	30,000	30,045
City of Clearwater, Water and Sewer Rev., 5.00%, 12/1/2023	50,000	50,651
City of Delray Beach Rev., 5.00%, 6/1/2023	40,000	40,171
City of Deltona, Utility System Rev., 5.00%, 10/1/2023 (b)	25,000	25,256
City of Hallandale Beach Rev., 5.00%, 10/1/2023	25,000	25,240
City of Jacksonville Rev., 5.00%, 10/1/2023	10,000	10,098
City of Jacksonville, Florida Power and Light Co. Project Rev., VRDO, 2.65%, 3/1/2023 (c)	3,150,000	3,150,000
City of Lakeland, Department of Electric Utilities
Rev., 5.00%, 10/1/2023	25,000	25,248
Rev., 5.00%, 10/1/2026	20,000	21,012
City of Miami Rev., 5.00%, 3/1/2023 (b) (e)	5,000,000	5,000,000
City of Orlando, Capital Improvement Series 2016B, Rev., 5.00%, 10/1/2024	25,000	25,725
City of Orlando, Florida Contract Tourist Development Tax Payments Series 2014A, Rev., 5.00%, 5/1/2024 (b)	20,000	20,420
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
City of Pompano Beach, John Knox Village Project Series 2021B-2, Rev., 1.45%, 1/1/2027	760,000	666,496
City of Sarasota, St. Armands Paid Parking Area Improvements Series 2017A, Rev., 4.00%, 10/1/2023	25,000	25,106
City of St. Petersburg, Public Utility Series 2014B, Rev., 5.00%, 10/1/2023	30,000	30,314
City of Tallahassee, Utility System Rev., 5.00%, 10/1/2023	30,000	30,301
County of Brevard, Water and Wastewater Utility Rev., 5.00%, 9/1/2023	40,000	40,330
County of Broward, Airport System
Series P-2, Rev., 5.00%, 10/1/2023	415,000	415,559
Series Q-1, Rev., 5.00%, 10/1/2023	740,000	740,997
Series Q-1, Rev., 5.00%, 10/1/2024	280,000	280,389
Series Q-1, Rev., 5.00%, 10/1/2025	195,000	195,244
County of Broward, Half-Cent Sales Tax Rev., 5.00%, 10/1/2023	30,000	30,307
County of Hernando, Water and Sewer Series 2013A, Rev., 5.00%, 6/1/2023 (b)	40,000	40,182
County of Hillsborough, Communications Services Tax Rev., 5.00%, 10/1/2024	35,000	36,021
County of Hillsborough, Community Investment Tax Rev., 5.00%, 11/1/2025	25,000	26,179
County of Lee, Tourist Development Tax Series 2019A, Rev., 5.00%, 10/1/2024	25,000	25,698
County of Lee, Transportation Facilities Rev., AGM, 5.00%, 10/1/2024	1,500,000	1,534,186
County of Lee, Water and Sewer
Series A, Rev., 4.25%, 10/1/2023 (b)	25,000	25,163
Series A, Rev., 5.00%, 10/1/2023 (b)	40,000	40,432
Series B, Rev., 5.00%, 10/1/2023	55,000	55,556
County of Miami-Dade, Aviation System
Series B, Rev., 4.00%, 10/1/2023	325,000	325,180
Series 2012B, Rev., 5.00%, 10/1/2024	400,000	400,556
County of Miami-Dade, Building Better Communities Program
Series 2015-D, GO, 5.00%, 7/1/2023	25,000	25,149
Series 2016A, GO, 5.00%, 7/1/2023	25,000	25,149
Series 2016A, GO, 5.00%, 7/1/2024	30,000	30,705
County of Miami-Dade, Water and Sewer System
Rev., 5.00%, 10/1/2023	165,000	166,610
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2013B, Rev., 5.00%, 10/1/2023 (b)	20,000	20,216
Series B, Rev., 5.25%, 10/1/2023 (b)	20,000	20,244
County of Okaloosa, Sales Tax Rev., 5.00%, 10/1/2023	25,000	25,258
County of Osceola Series 2019A-1, Rev., 5.00%, 10/1/2023	640,000	643,103
County of Palm Beach Rev., 5.00%, 11/1/2023	30,000	30,369
County of Pasco, Fire-Rescue Projects Series 2019B, GO, 5.00%, 10/1/2023	35,000	35,368
County of Polk, Utility System Rev., 5.00%, 10/1/2023 (b)	10,000,000	10,107,981
County of Sarasota Rev., 5.00%, 10/1/2023	25,000	25,270
County of Sarasota, Utility System Rev., 5.00%, 10/1/2023 (b)	25,000	25,270
County of St. Johns, Sales Tax Rev., AGM, 5.00%, 10/1/2023	35,000	35,368
County of St. Lucie, Power and Light Co. Project Rev., VRDO, 2.70%, 3/1/2023 (c)	45,750,000	45,750,000
Escambia County Housing Finance Authority, Multi-County Program Series 2019B, Rev., GNMA COLL, 1.65%, 4/1/2023	70,000	69,892
Florida Department of Environmental Protection Series 2014A, Rev., 5.00%, 7/1/2024	60,000	61,458
Florida Department of Management Services
Series 2015A, COP, 5.00%, 8/1/2024	115,000	117,965
Series 2017A, Rev., 5.00%, 9/1/2024	200,000	205,483
Series 2018A, COP, 5.00%, 11/1/2024	25,000	25,766
Series 2018A, COP, 5.00%, 11/1/2026	20,000	21,433
Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC : TD Bank NA, 2.79%, 3/9/2023 (c)	9,825,000	9,825,000
Florida Higher Educational Facilities Financial Authority, Rollins College Project Series 2012B, Rev., 3.13%, 12/1/2025	100,000	97,873
FSU Financial Assistance, Inc. Series 2012C, Rev., 3.00%, 10/1/2025	100,000	99,115
Hillsborough County School Board Series 2017A, COP, 5.00%, 7/1/2023	25,000	25,137
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Hillsborough County School Board, Master Lease Program Series 2015A, COP, 5.00%, 7/1/2023	90,000	90,491
Hollywood Community Redevelopment Agency Rev., 5.00%, 3/1/2023	40,000	40,000
Inland Protection Financing Corp. Series 2019A, Rev., 5.00%, 7/1/2023	30,000	30,179
Jacksonville Transportation Authority, Senior Lien Gas Tax Rev., 5.00%, 8/1/2024	25,000	25,585
JEA Electric System Series D, Rev., 5.00%, 4/1/2023 (b)	20,000	20,029
JEA Water and Sewer System Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (c)	13,200,000	13,200,000
Key West Utility Board, Electric System Rev., 5.00%, 10/1/2023	25,000	25,263
Lee County School Board (The) Series 2012B, COP, 5.00%, 8/1/2023	30,000	30,043
Lee Memorial Health System
Series 2019A-1, Rev., 5.00%, 4/1/2023	25,000	25,027
Series 2019A-1, Rev., 5.00%, 4/1/2024	115,000	116,684
Marion County School Board Series 2015B, COP, 5.00%, 6/1/2023	20,000	20,084
Miami-Dade County Expressway Authority, Toll System Series 2014B, Rev., 5.00%, 7/1/2023	30,000	30,129
Miami-Dade County Health Facilities Authority, Miami Children's Hospital Rev., 5.00%, 8/1/2023 (b)	25,000	25,187
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital
Rev., 5.00%, 8/1/2023	25,000	25,141
Series 2021A, Rev., 5.00%, 8/1/2023	160,000	160,901
Miami-Dade County Housing Finance Authority, Multi-Family Housing, Platform 3750 II LLC Rev., 0.25%, 8/1/2023 (c)	100,000	98,172
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2016A, Rev., 5.00%, 10/1/2023	115,000	115,911
Orange County School Board Series 2015D, COP, 5.00%, 8/1/2024	100,000	102,438
Orlando Utilities Commission, Utility System
Series 2012A, Rev., 5.00%, 10/1/2023	20,000	20,208
Series 2016A, Rev., 5.00%, 10/1/2023	25,000	25,260
Series 2018A, Rev., 5.00%, 10/1/2023	25,000	25,260
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	165

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2013A, Rev., 5.00%, 10/1/2024	135,000	138,874
Orlando-Orange County Expressway Authority Series 2013B, Rev., 5.00%, 7/1/2023	20,000	20,103
Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2024	585,000	598,851
Palm Beach County School District
Series 2017B, COP, 5.00%, 8/1/2023	50,000	50,354
Series 2018B, COP, 5.00%, 8/1/2023	20,000	20,142
Series 2017B, COP, 5.00%, 8/1/2025	155,000	161,805
Pasco County School Board Series 2015A, COP, 5.00%, 8/1/2023	40,000	40,283
Pasco County School Board, Sales Tax Rev., 5.00%, 10/1/2023	35,000	35,348
Polk County School District, Sales Tax
Rev., 5.00%, 10/1/2023	25,000	25,254
Rev., 5.00%, 10/1/2024	30,000	30,884
Reedy Creek Improvement District
Series 2017A, GO, 5.00%, 6/1/2023	25,000	25,096
Series AW, GO, 5.25%, 6/1/2023 (b)	100,000	100,517
Reedy Creek Improvement District Utility Series 2013-1, Rev., 5.00%, 10/1/2023	50,000	50,505
Reedy Creek Improvement District, Ad Valorem Tax Series A, GO, 5.00%, 6/1/2023 (b)	25,000	25,114
Sarasota County Public Hospital District, Sarasota Memorial Hospital Series 1998B, Rev., NATL - RE, 5.25%, 7/1/2024	690,000	700,149
School Board of Miami-Dade County (The)
GO, 5.00%, 3/15/2023	800,000	800,485
GO, 5.00%, 3/15/2023 (b)	30,000	30,021
Series 2014D, COP, 5.00%, 11/1/2024	20,000	20,583
Series 2015D, COP, 5.00%, 2/1/2025	25,000	25,847
Series 2014D, COP, 5.00%, 11/1/2025	170,000	174,481
Series 2014D, COP, 5.00%, 11/1/2026	25,000	25,733
Series 2015A, COP, AGM, 5.00%, 5/1/2027	85,000	88,197
School District of Broward County
Series 2015A, COP, 5.00%, 7/1/2024	80,000	81,828
Series 2015B, COP, 5.00%, 7/1/2024	215,000	219,913
Series 2015B, COP, 5.00%, 7/1/2025	185,000	192,118
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Seacoast Utility Authority, Water and Sewer Utility System Series B, Rev., 5.00%, 3/1/2023	20,000	20,000
South Broward Hospital District, Memorial Healthcare System Rev., 4.00%, 5/1/2026	160,000	164,150
St. Johns County Industrial Development Authority, Vicar's Landing Project
Series 2021A, Rev., 4.00%, 12/15/2023	120,000	119,024
Series 2021A, Rev., 4.00%, 12/15/2024	145,000	142,277
St. Johns County School Board Series 2020A, COP, 5.00%, 7/1/2023	20,000	20,117
St. Johns County School Board, Sales Tax Rev., 5.00%, 10/1/2024	35,000	35,934
St. Lucie County School Board Series 2013A, COP, 5.00%, 7/1/2023	45,000	45,253
State of Florida Board of Education, Public Education Capital Outlay
Series 2013C, GO, 5.00%, 6/1/2023 (b)	20,000	20,086
Series 2014A, GO, 5.00%, 6/1/2023	45,000	45,212
Series 2019A, GO, 5.00%, 6/1/2023	45,000	45,212
Series 2015A, GO, 5.00%, 6/1/2026	35,000	35,937
State of Florida Department of Transportation Rev., 5.00%, 7/1/2024	35,000	35,883
State of Florida Department of Transportation Turnpike System
Series 2013A, Rev., 5.00%, 7/1/2023	35,000	35,216
Series 2016A, Rev., 5.00%, 7/1/2023	40,000	40,246
Series 2016C, Rev., 5.00%, 7/1/2023	45,000	45,277
Series 2013A, Rev., 5.00%, 7/1/2025	55,000	55,280
Series 2016B, Rev., 2.50%, 7/1/2026	20,000	19,610
State of Florida, State Board of Education, Lottery Series 2014A, Rev., 3.00%, 7/1/2025	70,000	69,688
Sunshine State Governmental Financing Commission Series 2010A-1, Rev., 5.00%, 9/1/2023 (b)	25,000	25,232
Sunshine State Governmental Financing Commission, Miami Dade County Program
Series 2011B-1, Rev., 3.75%, 9/1/2023 (b)	50,000	50,138
Series 2011B-1, Rev., 4.00%, 9/1/2023 (b)	30,000	30,124
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Series 2010A-1, Rev., 4.13%, 9/1/2023 (b)	25,000	25,125
Series 2011B-1, Rev., 5.00%, 9/1/2023 (b)	20,000	20,181
Series 2011B-1, Rev., 5.50%, 9/1/2023 (b)	30,000	30,344
Series 2011C-1, Rev., 5.50%, 9/1/2023 (b)	45,000	45,517
Tampa Bay Water, Water Supply Rev., NATL - RE, 5.50%, 10/1/2023	40,000	40,544
USF Financing Corp., Master Lease Program Series 2012A, COP, 5.00%, 7/1/2023	50,000	50,281
Waterset North Community Development District, Senior Lien Series A-1, 3.00%, 5/1/2023	25,000	24,980
Total Florida		102,610,245
Georgia — 0.4%
Atlanta and Fulton County Recreation Authority, Park Improvement Series A, Rev., 5.00%, 12/1/2023	25,000	25,336
Atlanta Urban Residential Finance Authority, London Townhomes Rev., VRDO, 0.44%, 3/1/2023 (c)	1,740,000	1,740,000
Braselton Urban Redevelopment Agency, Municipal Facilities Project Rev., GTD, 4.00%, 7/1/2024	30,000	30,220
Bulloch County Board of Education, Sales Tax Series 2018, GO, 3.25%, 5/1/2023	20,000	20,004
Carroll City-County Hospital Authority, Tanner Medical Center Project Series 2016B, Rev., GTD, 5.00%, 7/1/2023	20,000	20,113
Carrollton Independent School System GO, 5.00%, 4/1/2023	20,000	20,029
Cherokee County Board of Education, School System Series B, GO, 5.00%, 8/1/2023	20,000	20,154
City of Atlanta Airport Passenger Facility Charge, Sub Lien
Series 2014A, Rev., AMT, 5.00%, 1/1/2024	25,000	25,374
Series 2014A, Rev., AMT, 5.00%, 1/1/2025	20,000	20,307
Series 2014A, Rev., AMT, 5.00%, 1/1/2026	30,000	30,405
City of Atlanta, Public Improvement GO, 4.75%, 12/1/2024 (b)	30,000	30,815
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
City of Atlanta, Water and Wastewater
Series 2013B, Rev., 5.25%, 11/1/2023 (b)	35,000	35,488
Rev., 5.00%, 11/1/2026	25,000	26,075
City of Columbus, Water and Sewerage
Series 2012A, Rev., 3.00%, 5/1/2023	50,000	49,984
Rev., 5.00%, 5/1/2023	40,000	40,120
Series 2013A, Rev., 5.00%, 5/1/2023 (b)	20,000	20,060
Cobb County Kennestone Hospital Authority Rev., 5.00%, 4/1/2024	80,000	80,124
Cobb-Marietta Coliseum and Exhibit Hall Authority, Performing Arts Center Project Rev., GTD, 4.00%, 1/1/2024	85,000	85,060
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019A, Rev., 5.00%, 7/1/2026 (c)	235,000	243,812
County of Clayton, Water Authority Rev., 5.00%, 5/1/2023	160,000	160,232
County of DeKalb, Special Transportation, Parks and Greenspace and Libraries Tax GO, 5.00%, 12/1/2025	40,000	42,097
County of DeKalb, Water and Sewerage Rev., 5.00%, 10/1/2023	70,000	70,788
County of Henry, Sales Tax GO, 5.00%, 5/1/2023	20,000	20,059
DeKalb Newton and Gwinnett Counties Joint Development Authority, GPC Real Estate Student Support I, LLC Project Rev., 5.00%, 6/1/2023	35,000	35,155
Development Authority for Fulton County, Georgia Tech Facilities
Rev., 5.00%, 3/1/2023	25,000	25,000
Series 2014A, Rev., 5.00%, 5/1/2023	25,000	25,073
Gainesville and Hall County Development Authority, Hall County Facilities Project Rev., 5.00%, 5/1/2024	20,000	20,420
Gainesville and Hall County Hospital Authority (Northeast Georgia Health System, Inc.) Series 2020A, Rev., 5.00%, 2/15/2024	50,000	50,434
Main Street Natural Gas, Inc., Gas Supply
Subseries 2018E, Rev., LIQ : Royal Bank of Canada, (SIFMA Municipal Swap Index Yield + 0.57%), 3.37%, 3/9/2023 (d)	6,590,000	6,571,674
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
Series 2018B, Rev., (ICE LIBOR USD 1 Month + 0.75%), 3.87%, 4/3/2023 (d)	370,000	370,567
Series 2019B, Rev., 4.00%, 6/1/2023	240,000	240,094
Subseries C, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2023	100,000	100,342
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series 2007A, Rev., NATL - RE, 5.25%, 7/1/2023	40,000	40,258
Paulding County School District GO, 5.00%, 2/1/2025 (b)	50,000	51,779
Private Colleges and Universities Authority, the Savannah College of Art and Design Project Rev., 5.00%, 4/1/2023	325,000	325,399
State of Georgia
Series 2018A, GO, 5.00%, 7/1/2023	15,000	15,092
Series 2013A, GO, 5.00%, 1/1/2025	50,000	50,077
Whitfield County School District GO, 5.00%, 4/1/2023	25,000	25,037
Total Georgia		10,803,057
Hawaii — 0.0% ^
City and County Honolulu, Wastewater System
Series B, Rev., 5.00%, 7/1/2023	30,000	30,180
Series B, Rev., 5.00%, 7/1/2024	25,000	25,604
City and County of Honolulu
Series C, GO, 4.00%, 10/1/2023	20,000	20,099
Series C, GO, 5.00%, 10/1/2023	40,000	40,425
Series C, GO, 5.00%, 10/1/2024	25,000	25,733
Series 2012C, GO, 3.00%, 11/1/2025	175,000	175,008
County of Hawaii Series 2013B, GO, 3.00%, 9/1/2023	45,000	44,949
State of Hawaii
Series FK, GO, 4.00%, 5/1/2023	20,000	20,027
Series FK, GO, 5.00%, 5/1/2023	30,000	30,088
Series EL, GO, 3.00%, 8/1/2023	50,000	49,954
Series FG, GO, 4.00%, 10/1/2023	20,000	20,097
Series FE, GO, 5.00%, 10/1/2023	170,000	171,796
Series FG, GO, 5.00%, 10/1/2024	25,000	25,729
Series FH, GO, 5.00%, 10/1/2024	35,000	36,021
Total Hawaii		715,710
Idaho — 0.1%
Boise State University Series 2015A, Rev., 5.00%, 4/1/2023	35,000	35,042
Canyon County School District No. 134 Middleton GO, 5.00%, 9/15/2023	10,000	10,099
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Idaho — continued
Idaho Housing and Finance Association, Federal Highway Trust
Series A, Rev., 5.00%, 7/15/2025	30,000	31,275
Series A, Rev., 5.00%, 7/15/2026	20,000	21,258
Idaho Housing and Finance Association, Single Family Mortgage Series 2009A, Class I, Rev., VRDO, 2.97%, 3/9/2023 (c)	3,135,000	3,135,000
Total Idaho		3,232,674
Illinois — 7.1%
Chicago Board of Education, Capital Appreciation School Reform Series 1999A, GO, NATL - RE, Zero Coupon, 12/1/2023	3,440,000	3,336,351
Chicago Board of Education, Unlimited Tax Series 2018A, GO, 5.00%, 12/1/2024	275,000	278,946
Chicago Midway International Airport, Second Lien
Series 2013B, Rev., 5.00%, 1/1/2025	720,000	720,791
Series 2013B, Rev., 5.00%, 1/1/2026	360,000	360,462
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2020B, Rev., 5.00%, 1/1/2026	40,000	42,006
Chicago O'Hare International Airport, Senior Lien Series E, Rev., 5.00%, 1/1/2026	30,000	31,504
Chicago Park District Series 2015A, GO, 5.00%, 1/1/2024 (b)	35,000	35,523
Chicago Transit Authority Capital Grant Receipts Rev., 5.00%, 6/1/2023	110,000	110,332
City of Chicago, Second Lien Waterworks Project Series 2012, Rev., 4.00%, 11/1/2023	500,000	500,163
City of Chicago, Waterworks, Second Lien Rev., 5.00%, 11/1/2024	1,450,000	1,451,691
City of Decatur
GO, 4.00%, 3/1/2023	120,000	120,000
GO, 4.00%, 3/1/2024	120,000	120,242
GO, 4.00%, 3/1/2025	195,000	197,498
GO, 4.00%, 3/1/2026	170,000	173,697
GO, 4.00%, 3/1/2027	200,000	206,264
City of Rochelle GO, AGM, 3.00%, 5/1/2023	100,000	99,842
Cook County High School District No. 205, Thornton Township, Limited Tax Series 2017C, GO, 5.00%, 12/1/2023	30,000	30,348
County of Cook Series 2021B, GO, 4.00%, 11/15/2023	230,000	230,613
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
County of Cook, Sales Tax Series 2022A, Rev., 5.00%, 11/15/2023	270,000	273,063
Du Page and Will Counties Community School District No. 204 Indian Prairie GO, 4.00%, 12/30/2024	50,000	50,811
Illinois Finance Authority, Northshore University Health System Series 2020A, Rev., 5.00%, 8/15/2023	750,000	755,819
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021B, Rev., VRDO, LIQ : Royal Bank of Canada, 2.58%, 3/1/2023 (c)	35,050,000	35,050,000
Illinois Finance Authority, OSF Healthcare System Series 2015A, Rev., 5.00%, 11/15/2024	140,000	143,107
Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 3.50%, 3/9/2023 (d)	5,790,000	5,630,470
Illinois Finance Authority, Regency Park at Lincolnwood Series 1991A, Rev., Zero Coupon, 7/15/2023 (b)	80,000	79,004
Illinois Finance Authority, Riverside Health System
Rev., 5.00%, 11/15/2023	215,000	215,312
Rev., 5.00%, 11/15/2024	1,680,000	1,682,366
Illinois Finance Authority, Rush University Medical Center Obligated Group Series 2015A, Rev., 5.00%, 11/15/2025	25,000	25,904
Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2023	135,000	134,770
Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc.
Series 2017-C, Rev., 5.00%, 3/1/2023	45,000	45,000
Rev., 5.00%, 3/1/2027	1,210,000	1,275,810
Illinois Finance Authority, Swedish Covenant Hospital Series 2016A, Rev., 5.00%, 8/15/2026 (b)	155,000	162,926
Illinois Finance Authority, The University Medical Center Series 2015A, Rev., 5.00%, 11/15/2023	40,000	40,354
Illinois Finance Authority, The University of Chicago Series 2013A, Rev., 4.00%, 4/1/2023 (b)	15,220,000	15,227,239
Illinois Finance Authority, The University of Chicago Medical Center Series 2016A, Rev., 5.00%, 8/15/2024	235,000	240,228
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Illinois Finance Authority, Unitypoint Health Series 2016D, Rev., 5.00%, 2/15/2024	720,000	728,604
Illinois Municipal Electric Agency, Power Supply System Series 2015A, Rev., 5.00%, 2/1/2024	310,000	314,535
Illinois Sports Facilities Authority (The), State Tax Rev., 5.00%, 6/15/2023	1,020,000	1,022,201
Illinois State Toll Highway Authority Series 2013A, Rev., 5.00%, 1/1/2027	35,000	35,057
Kankakee and Will Counties Community Unit School District No. 5, Capital Appreciation GO, AGM, Zero Coupon, 5/1/2023	25,000	24,859
Lake County Township High School District No. 121 Warren Series 2016A, GO, 3.00%, 1/1/2024 (b)	370,000	369,669
McHenry County Conservation District GO, 5.00%, 2/1/2024	20,000	20,312
McLean and Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	30,000	30,114
Railsplitter Tobacco Settlement Authority
Rev., 5.00%, 6/1/2023	1,050,000	1,053,428
Rev., 5.00%, 6/1/2024	2,905,000	2,952,708
Rev., 5.00%, 6/1/2025	255,000	263,057
Regional Transportation Authority
Series 2003B, Rev., NATL - RE, 5.50%, 6/1/2023	570,000	572,966
Series 2003A, Rev., NATL - RE, 5.50%, 7/1/2023	50,000	50,349
Series 2017A, Rev., 5.00%, 7/1/2024	25,000	25,545
Rock Island County Community Unit School District No. 40 Moline, Alternative Revenue Source GO, 3.00%, 2/1/2024	20,000	19,984
South Suburban College Community School District No. 510, Limited Tax GO, AGC, Zero Coupon, 12/1/2023	25,000	24,257
Southwestern Illinois Development Authority, Flood Prevention District Council Project Rev., 4.00%, 4/15/2023	125,000	125,086
Southwestern Illinois Development Authority, Memorial Group, Inc. Rev., 7.13%, 11/1/2023 (b)	2,000,000	2,046,958
State of Illinois
Series 2021-C, GO, 4.00%, 3/1/2023	10,500,000	10,500,000
Series 2021A, GO, 5.00%, 3/1/2023	400,000	400,000
Series 2021B, GO, 5.00%, 3/1/2023	3,905,000	3,905,000
Series 2022A, GO, 5.00%, 3/1/2023	1,205,000	1,205,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Series 2022B, GO, 5.00%, 3/1/2023	5,490,000	5,490,000
Series 2013A, GO, 5.00%, 4/1/2023	640,000	640,565
GO, 5.38%, 5/1/2023	250,000	250,577
GO, 5.00%, 8/1/2023	1,830,000	1,838,171
Series 2018B, GO, 5.00%, 10/1/2023	100,000	100,630
Series D, GO, 5.00%, 11/1/2023	1,000,000	1,007,171
Series 2021C, GO, 4.00%, 3/1/2024	845,000	845,923
Series 2022A, GO, 5.00%, 3/1/2024	5,105,000	5,160,036
Series 2022B, GO, 5.00%, 3/1/2024	5,660,000	5,718,920
GO, 5.50%, 7/1/2024	75,000	75,385
Series 2022B, GO, 5.00%, 3/1/2025	1,225,000	1,250,474
GO, 5.50%, 7/1/2025	3,420,000	3,437,579
GO, 4.00%, 8/1/2025	85,000	85,003
Series 2020B, GO, 5.00%, 10/1/2025	20,000	20,542
Series 2017D, GO, 5.00%, 11/1/2025	20,700,000	21,278,586
Series 2017A, GO, 5.00%, 12/1/2025	250,000	257,203
GO, 5.00%, 2/1/2026	25,000	25,764
Series 2021A, GO, 5.00%, 3/1/2026	50,000	51,573
GO, 5.00%, 6/1/2026	450,000	465,274
Series 2020-B, GO, 5.00%, 10/1/2026	1,175,000	1,218,868
Series B, GO, 5.00%, 10/1/2026	125,000	129,667
Series 2017D, GO, 5.00%, 11/1/2026	2,590,000	2,688,811
Series A, GO, 5.00%, 3/1/2027	50,000	52,077
Series 2020B, GO, 5.00%, 10/1/2028	40,000	42,218
Series 2017D, GO, 5.00%, 11/1/2028	150,000	157,058
State of Illinois, Sales Tax
Series 2016D, Rev., 5.00%, 6/15/2023	120,000	120,545
Rev., 5.00%, 6/15/2024	510,000	511,542
Series 2002-4, Rev., NATL - RE, 6.00%, 6/15/2024	300,000	308,213
State of Illinois, Sales Tax, Tax Exempt Series 2016A, Rev., 5.00%, 6/15/2024	115,000	116,719
Tender Option Bond Trust Receipts/ Certificates Series 2017-XF2500, Rev., VRDO, LIQ : Citibank NA, 2.85%, 3/9/2023 (c) (e)	10,220,000	10,220,000
Town of Normal Series 2017A, GO, 4.00%, 6/1/2023	35,000	35,055
University of Illinois Series C, COP, 5.00%, 3/15/2023	45,000	45,021
University of Illinois, Auxiliary Facilities System
Series 2013A, Rev., 5.00%, 4/1/2024	90,000	90,099
Series 2013-A, Rev., 5.00%, 4/1/2026	4,095,000	4,099,183
Village of Bolingbrook Series 2013A, GO, Zero Coupon, 7/1/2023 (b)	19,000,000	9,775,118
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Village of Midlothian
GO, AGM, 4.00%, 1/1/2024	70,000	70,249
GO, AGM, 4.00%, 1/1/2025	40,000	40,365
Village of Rantoul GO, 4.00%, 1/1/2025	350,000	354,129
Village of Streamwood GO, 5.00%, 12/1/2023	20,000	20,228
Will County Community Unit School District No. 201-U Crete-Monee GO, AGM, Zero Coupon, 11/1/2023	300,000	292,604
Will County School District No. 86 Joliet Series 2015C, GO, AGM - CR, 5.00%, 3/1/2024	6,005,000	6,097,739
Will Grundy Etc Counties Community College District No. 525 Series 2013B, GO, 5.25%, 12/1/2023 (b)	25,000	25,392
Total Illinois		179,278,421
Indiana — 0.7%
Anderson School Building Corp., First Mortgage Rev., 5.00%, 7/20/2023	20,000	20,135
Avon Community School Building Corp., Ad Valorem Property Tax First Mortgage
Rev., 5.00%, 7/15/2023	20,000	20,130
Rev., 4.00%, 7/15/2024	25,000	25,250
Ball State University, Housing and Dining System Rev., 5.00%, 7/1/2024	25,000	25,151
Brownsburg 1999 School Building Corp., Ad Valorem Property Tax First Mortgage Series 2015B, Rev., 5.00%, 7/15/2024	30,000	30,691
Carmel Local Public Improvement Bond Bank Series 2021A, Rev., 4.00%, 7/15/2025	65,000	66,079
Carmel Redevelopment Authority, Option Income Tax Lease Rental
Series 2014B, Rev., 5.00%, 1/1/2024	35,000	35,492
Series 2014B, Rev., 5.00%, 7/1/2024	70,000	71,609
City of Indianapolis Department of Public Utilities Water System, First Lien Series 2018A, Rev., 5.00%, 10/1/2023	160,000	161,543
City of La Porte, Sewage Works Rev., 3.00%, 3/1/2023	40,000	40,000
Clark Pleasant Middle School Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2025	35,000	35,348
Concord Community Schools Building Corp., First Mortgage Rev., 5.00%, 7/15/2023	25,000	25,164
County of Johnson, Local Income Tax Series 2020A, Rev., 4.00%, 7/15/2023	25,000	25,070
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
East Allen Multi School Building Corp., Indiana Ad Valorem Property Tax, First Mortgage
Rev., 4.00%, 7/15/2023	10,000	10,026
Rev., 4.00%, 1/15/2024	40,000	40,238
Fishers Industrial Redevelopment District, Income Tax
Rev., 4.00%, 1/15/2024	25,000	25,114
Rev., 4.00%, 7/15/2024	35,000	35,262
Fort Wayne Redevelopment Authority, Lease Rental Series 2014A, Rev., 3.00%, 8/1/2024	50,000	49,636
GCS School Building Corp. One, Unlimited Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2026	45,000	47,408
Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2023	30,000	30,197
Hamilton Southeastern Consolidated School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 1/15/2024	25,000	25,136
Indiana Bond Bank, Special Program, Columbus Learning Center Project Series 2012C, Rev., 5.00%, 8/1/2023	105,000	105,149
Indiana Finance Authority Series 2016C, Rev., 5.00%, 12/1/2024	40,000	41,297
Indiana Finance Authority, Community Foundation of Northwest Indiana Obligated Group Rev., 5.00%, 3/1/2023	25,000	25,000
Indiana Finance Authority, Deaconess Health System Obligated Group
Series 2013A, Rev., 5.00%, 3/1/2023	25,000	25,000
Series 2013A, Rev., 5.00%, 3/1/2023 (b)	25,000	25,000
Indiana Finance Authority, First Lien Wastewater, CWA Authority Project Series 2021-1, Rev., 5.00%, 10/1/2023	10,000	10,103
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group Series 2016B, Rev., 5.00%, 11/1/2024	345,000	354,433
Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (c)	60,000	57,429
Indiana Finance Authority, Indiana University Health Obligated Group
Rev., 5.00%, 12/1/2024	75,000	77,355
Series B, Rev., 2.25%, 7/1/2025 (c)	150,000	146,430
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indiana Finance Authority, State Revolving Fund Program Series 2012C, Rev., 5.00%, 2/1/2025	25,000	25,035
Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., 4.00%, 10/1/2025	30,000	30,648
Indiana University Series 2015A, Rev., 5.00%, 6/1/2023	70,000	70,318
Indiana University, Student Fee Series W-2, Rev., 5.00%, 8/1/2023	10,000	10,077
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 3.25%, 1/1/2025	100,000	100,006
Ivy Tech Community College of Indiana Series W, Rev., 5.00%, 7/1/2024	30,000	30,607
Ivy Tech Community College of Indiana, Student Fee
Series R-1, Rev., 5.00%, 7/1/2023	35,000	35,212
Series W, Rev., 5.00%, 7/1/2025	25,000	25,996
Jackson County Building Corp.
Rev., 2.00%, 7/15/2023	125,000	123,986
Rev., 2.00%, 1/15/2025	125,000	120,838
Merrillville Community School Corp.
GO, 2.00%, 7/15/2023	1,025,000	1,016,683
GO, 2.00%, 1/15/2024	1,040,000	1,020,029
Merrillville Multi School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2023	40,000	40,231
Michigan City School Building Corp., Ad Valorem Property Tax First Mortgage Series 2016B, Rev., 4.00%, 7/15/2023	30,000	30,074
Munster School Building Corp., Ad Valorem Tax First Mortgage Rev., 4.00%, 7/15/2023	85,000	85,195
New Prairie United School District Building Corp., First Mortgage Rev., 4.00%, 1/15/2025	35,000	35,475
North Adams Community Schools Renovation Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 5.00%, 7/15/2023	35,000	35,217
Perry Township Schools
Series 2022-B, GO, 4.00%, 7/15/2023	2,520,000	2,522,000
Series 2022-C, GO, 4.00%, 7/15/2023	1,010,000	1,010,801
Series 2022-A, GO, 4.00%, 1/15/2024	2,800,000	2,804,945
Series 2022-B, GO, 4.00%, 1/15/2024	2,950,000	2,955,210
Series 2022-C, GO, 4.00%, 1/15/2024	2,375,000	2,379,194
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Pike Township Multi-School Building Corp., First Mortgage Rev., 5.00%, 7/15/2024	350,000	358,248
Plainfield High School Building Corp., Ad Valorem Property Tax, First Mortgage Series 2019A, Rev., 5.00%, 7/15/2023	35,000	35,221
Purdue University, Student Fee
Series 2016CC, Rev., 5.00%, 7/1/2023	40,000	40,222
Series EE, Rev., 5.00%, 7/1/2023	20,000	20,111
South Gibson School Building Corp., First Mortgage Rev., 4.00%, 1/10/2025	40,000	40,552
Southmont School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 1/15/2025	20,000	20,646
Twin Lakes Regional Sewer District Rev., AGM, 3.00%, 7/1/2023 (b)	25,000	24,984
Twin Lakes School Building Corp., First Mortgage Rev., 4.00%, 7/15/2024	35,000	35,290
West Lafayette School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 7/15/2023	85,000	85,558
Whitestown Redevelopment Authority Rev., 3.00%, 1/15/2024	25,000	24,856
Winfield Building Corp., Indiana Lease Rental, Sewage Works Treatment Plant Project
Rev., 4.00%, 7/15/2023	85,000	85,195
Rev., 4.00%, 1/15/2024	35,000	35,190
Rev., 4.00%, 7/15/2024	35,000	35,313
Rev., 4.00%, 1/15/2025	40,000	40,412
Rev., 4.00%, 7/15/2025	40,000	40,583
Rev., 4.00%, 1/15/2026	150,000	152,943
Zionsville Community Schools Building Corp., First Mortgage, Capital Appreciation Series 2003Z, Rev., NATL - RE, Zero Coupon, 1/15/2025	25,000	23,389
Total Indiana		17,318,365
Iowa — 0.6%
Ames Community School District GO, 5.00%, 6/1/2023	25,000	25,110
Ankeny Community School District Series 2015A, GO, 5.00%, 6/1/2023	20,000	20,090
City of Bettendorf Series 2013A, GO, 4.00%, 6/1/2023	50,000	50,103
City of Cedar Rapids Series 2018D, Rev., 5.00%, 6/1/2023	30,000	30,125
City of Des Moines Series 2016B, GO, 4.00%, 6/1/2023	25,000	25,051
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Iowa — continued
County of Polk Series 2017C, GO, 5.00%, 6/1/2023	45,000	45,200
County of Scott, Solid Waste Disposal Series 2015A, GO, 4.00%, 6/1/2023	25,000	25,047
Des Moines Area Community College, Plant Fund Capital Loan 4.00%, 6/1/2023	100,000	100,064
GMG Community School District GO, 4.00%, 6/1/2023	40,000	40,051
Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 3.38%, 3/9/2023 (d) (e)	14,220,000	14,192,180
Janesville Consolidated School District GO, 3.00%, 6/1/2023	25,000	24,979
Linn-Mar Community School District GO, 5.00%, 5/1/2023	80,000	80,230
North Polk Community School District Series 2017A, GO, 3.00%, 6/1/2023	30,000	29,975
State of Iowa Board of Regents, University of Iowa, Hospitals and Clinics Series 2019SUI, Rev., 5.00%, 9/1/2025	25,000	26,112
State of Iowa, Special Obligation Rev., 5.00%, 6/15/2023	25,000	25,120
University of Iowa (The), Recreational Facilities Series 2017B, Rev., 4.00%, 7/1/2023	20,000	20,051
Total Iowa		14,759,488
Kansas — 0.1%
Blue Valley Recreation Commission Series B, COP, AGM, 5.00%, 10/1/2023	30,000	30,310
Butler County Unified School District No. 375 Circle, School Building Series 2013-1, GO, AGM, 3.38%, 9/1/2023 (b)	20,000	20,019
City of Manhattan, Temporary Notes Series 2020-03, GO, 0.75%, 6/15/2024	185,000	178,236
County of Anderson Series 2013A, GO, AGM, 4.75%, 8/1/2023 (b)	50,000	50,323
County of Shawnee COP, 3.00%, 9/1/2024	35,000	34,765
Johnson County Unified School District No. 233 Olathe Series 2016C, GO, 5.00%, 9/1/2023	50,000	50,452
Kansas Development Finance Authority Series 2015A, Rev., 5.00%, 5/1/2023 (b)	825,000	827,484
Kansas Development Finance Authority, National Bio and Agro-Defense Facility Series 2015G, Rev., 5.00%, 4/1/2023 (b)	175,000	175,258
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Kansas — continued
Kansas Development Finance Authority, University Project Series 2014C, Rev., 5.00%, 5/1/2023	195,000	195,183
Neosho County Unified School District No. 413 GO, AGM, 4.00%, 9/1/2023 (b)	25,000	25,103
Sedgwick County Unified School District No. 266 Maize Series 2015A, GO, 4.00%, 9/1/2023 (b)	25,000	25,110
Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2023	10,000	10,086
State of Kansas Department of Transportation Series 2015A, Rev., 5.00%, 9/1/2023	45,000	45,395
Total Kansas		1,667,724
Kentucky — 1.0%
County of Daviess Series 2012A, GO, 2.00%, 9/1/2023	50,000	49,552
Eastern Kentucky University, General Receipts Series 2012A, Rev., 5.00%, 4/1/2023	35,000	35,041
Fayette County School District Finance Corp. Series 2013A, Rev., 5.00%, 10/1/2023 (b)	25,000	25,270
Kenton County Public Properties Corp., Court Facilities Project Rev., 3.00%, 3/1/2024	500,000	496,639
Kentucky Asset Liability Commission, Federal Highway Trust Fund Series 2013A, Rev., 5.25%, 9/1/2025	310,000	312,660
Kentucky Economic Development Finance Authority Series 2011-B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 4.20%, 3/9/2023 (d)	12,715,000	12,735,324
Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Series 2018A, Rev., 3.00%, 2/1/2024	25,000	24,920
Kentucky Municipal Power Agency Series A, Rev., NATL - RE, 5.00%, 9/1/2024	310,000	316,855
Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL - RE, 5.00%, 9/1/2023	1,875,000	1,888,612
Kentucky Public Energy Authority, Gas Supply
Series A-1, Rev., 4.00%, 8/1/2023	1,050,000	1,049,841
Series A-1, Rev., 4.00%, 2/1/2024	2,500,000	2,498,643
Series 2018A, Rev., 4.00%, 4/1/2024 (c)	155,000	155,098
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Kentucky — continued
Series 2020A, Rev., 4.00%, 6/1/2026 (c)	710,000	703,220
Kentucky Public Transportation Infrastructure Authority, First Tier Downtown Crossing Series 2013A, Rev., 5.75%, 7/1/2023 (b)	4,000,000	4,028,938
Kentucky State Property and Building Commission, Project No. 106 Series 2013A, Rev., 5.00%, 10/1/2023 (b)	55,000	55,594
Kentucky State Property and Building Commission, Project No. 115 Rev., 5.00%, 4/1/2023	120,000	120,152
Kentucky State Property and Building Commission, Project No. 119 Rev., 5.00%, 5/1/2023	25,000	25,065
Kentucky Turnpike Authority, Revitalization Projects
Series B, Rev., 5.00%, 7/1/2023	70,000	70,382
Series 2014A, Rev., 5.00%, 7/1/2024	35,000	35,754
Series B, Rev., 5.00%, 7/1/2025	95,000	98,742
Lexington-Fayette Urban County Government, Various Purpose Series 2012B, GO, 3.00%, 7/1/2024	100,000	99,285
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc.
Series 2016A, Rev., 5.00%, 10/1/2023	50,000	50,396
Series 2020B, Rev., 5.00%, 10/1/2023 (c)	780,000	783,095
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System
Series 2013C, Rev., 3.25%, 5/15/2023 (b)	25,000	25,004
Series 2016C, Rev., 5.00%, 5/15/2023	25,000	25,098
Louisville Water Co., Metro Government Waterworks Board Rev., 5.00%, 11/15/2023	25,000	25,308
Scott County School District Finance Corp. Rev., 5.00%, 6/1/2025	20,000	20,772
University of Kentucky, General Receipts
Series 2015A, Rev., 5.00%, 4/1/2023	25,000	25,033
Series 2015B, Rev., 5.00%, 10/1/2024	20,000	20,540
Total Kentucky		25,800,833
Louisiana — 0.9%
City of New Orleans, Sewerage Service Rev., 5.00%, 6/1/2023	15,000	15,060
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — continued
Louisiana Energy and Power Authority, Power Project Series 2013A, Rev., AGM, 4.50%, 6/1/2023 (b)	40,000	40,129
Louisiana Local Government Environmental Facilities and Community Development Authority, City of Lake Charles Public Improvement Project Rev., 5.00%, 5/1/2023	100,000	100,276
Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2023	100,000	100,135
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2023	285,000	285,801
Louisiana Stadium and Exposition District
Rev., BAN, 4.00%, 7/3/2023	1,750,000	1,750,331
Rev., BAN, 5.00%, 7/3/2023	5,700,000	5,705,587
Parish of St. John the Baptist, Marathon Oil Corp., Project Series 2017A-1, Rev., 2.00%, 4/1/2023 (c)	3,665,000	3,659,697
St. Tammany Parish Sales Tax District No. 3, Sales Tax Rev., 5.00%, 6/1/2023	100,000	100,439
State of Louisiana
Series 2014-C, GO, 5.00%, 8/1/2023	10,000	10,075
Rev., 5.00%, 9/1/2023	15,000	15,136
State of Louisiana Gasoline and Fuels Tax, Second Lien
Series 2022A, Rev., (SOFR + 0.50%), 3.68%, 3/4/2023 (d)	7,940,000	7,752,348
Series 2017A, Rev., 0.60%, 4/3/2023 (c)	2,880,000	2,861,632
Series 2017D, Rev., 0.60%, 5/1/2023 (c)	115,000	114,266
Total Louisiana		22,510,912
Maine — 0.0% ^
City of Lewiston, Public Improvement GO, 4.00%, 4/15/2023	25,000	25,025
County of Cumberland GO, 2.00%, 4/1/2023	30,000	29,957
Maine Governmental Facilities Authority, Lease Rental Series 2015B, Rev., 2.00%, 10/1/2023	10,000	9,904
Maine Health and Higher Educational Facilities Authority
Series 2014A, Rev., 5.00%, 7/1/2023	85,000	85,492
Series 2017B, Rev., 5.00%, 7/1/2023	55,000	55,255
Series 2019A, Rev., 5.00%, 7/1/2023	50,000	50,257
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Maine — continued
Series 2020A, Rev., 5.00%, 7/1/2023 (b)	39,310	39,538
Series 2020A, Rev., 5.00%, 7/1/2023	60,690	61,001
Maine Municipal Bond Bank
Series 2016C, Rev., 4.00%, 11/1/2023	25,000	25,133
Series 2018B, Rev., 5.00%, 11/1/2023	20,000	20,237
Series 2021A, Rev., 5.00%, 11/1/2023	500,000	505,924
Series 2014C, Rev., 5.00%, 11/1/2024	25,000	25,757
Maine School Administrative District No. 51 GO, 4.00%, 8/1/2025	50,000	51,123
Maine Turnpike Authority Rev., 5.00%, 7/1/2023	10,000	10,058
State of Maine Series 2017B, GO, 5.00%, 6/1/2023	10,000	10,046
Town of Cumberland GO, 5.00%, 5/1/2023	35,000	35,104
University of Maine System
Rev., 5.00%, 3/1/2023	70,000	70,000
Rev., 5.00%, 3/1/2025	55,000	56,997
Total Maine		1,166,808
Maryland — 0.1%
City of Baltimore Series D, Rev., 5.00%, 7/1/2023	25,000	25,147
City of Baltimore, Wastewater Projects Series 2013C, Rev., 5.00%, 7/1/2023	30,000	30,177
County of Anne Arundel, Arundel Mills Project Rev., GTD, 5.00%, 7/1/2023	50,000	50,306
County of Anne Arundel, Consolidated General Improvement GO, 5.00%, 4/1/2023	60,000	60,084
County of Baltimore, Consolidated Public Improvement
GO, 5.00%, 3/1/2023	70,000	70,000
GO, 5.00%, 2/1/2025	25,000	25,913
County of Charles, Consolidated Public Improvement GO, 5.00%, 7/15/2023	45,000	45,300
County of Montgomery, College Foundation, Inc. Series 2016A, COP, 5.00%, 11/1/2023	150,000	151,698
County of Montgomery, Consolidated Public Improvement Series 2015B, GO, 5.00%, 12/1/2023	115,000	116,573
County of Prince George's, Consolidated Public Improvement
Series 2013A, GO, 3.00%, 3/1/2023	25,000	25,000
Series 2013B, GO, 3.00%, 3/1/2023	45,000	45,000
Series 2013A, GO, 3.00%, 3/1/2024	30,000	29,967
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maryland — continued
County of Washington, Consolidated Public Improvement GO, 4.00%, 7/1/2023	30,000	30,076
Maryland Community Development Administration, Housing and Community Development Series 2019A, Rev., 2.10%, 3/1/2024	20,000	19,716
Maryland Health & Higher Educational Facilities Authority
Series 2013C, Rev., 5.00%, 5/15/2023 (b)	125,000	125,441
Series 2020B-1, Rev., 5.00%, 7/1/2025 (c)	150,000	153,739
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue Rev., 5.00%, 7/1/2025	45,000	46,527
State of Maryland Department of Transportation, Second Issue Rev., 5.00%, 6/1/2025	65,000	65,309
State of Maryland, Department of Transportation
Rev., 5.00%, 5/1/2023	20,000	20,059
Rev., 5.00%, 11/1/2023	40,000	40,479
State of Maryland, State and Local Facilities Loan of 2015 Series 2015A, GO, 4.00%, 3/1/2023 (b)	20,000	20,000
University System of Maryland, Auxiliary Facility and Tuition Series 2017B, Rev., 5.00%, 4/1/2023	25,000	25,036
Washington Suburban Sanitary Commission Rev., 4.00%, 6/1/2023 (b)	140,000	140,298
Washington Suburban Sanitary Commission, Consolidated Public Improvement Rev., GTD, 5.00%, 6/1/2023 (b)	35,000	35,160
Total Maryland		1,397,005
Massachusetts — 2.2%
Boston Water and Sewer Commission Series B, Rev., 5.00%, 11/1/2023 (b)	25,000	25,308
Bristol-Plymouth Regional Vocational Technical School District GO, BAN, 4.50%, 2/28/2024	6,000,000	6,011,275
Brockton Area Transit Authority Rev., RAN, 3.75%, 7/28/2023	6,100,000	6,094,440
City of Boston
Series 2013A, GO, 4.00%, 3/1/2023 (b)	105,000	105,000
Series 2016A, GO, 5.00%, 3/1/2023	20,000	20,000
Series 2010B, GO, 3.00%, 4/1/2023	40,000	39,995
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Series 2015A, GO, 5.00%, 4/1/2023	185,000	185,273
Series 2013B, GO, 4.00%, 1/1/2024	20,000	20,014
City of Northampton, Municipal Purpose Loan GO, 4.00%, 6/1/2023	25,000	25,057
City of Woburn, Municipal Purpose Loan GO, 2.63%, 11/15/2025	100,000	98,289
Commonwealth of Massachusetts
Series 2016C, GO, 5.00%, 4/1/2023	20,000	20,032
Series 2019C, GO, 5.00%, 5/1/2023	30,000	30,093
Series C, GO, 5.00%, 10/1/2023	25,000	25,274
Series 2015A, GO, 5.00%, 5/1/2024	80,000	80,242
Commonwealth of Massachusetts Federal Highway
Series 2014A, Rev., GAN, 5.00%, 6/15/2024	25,000	25,615
Series 2016A, Rev., GAN, 5.00%, 6/15/2024	25,000	25,137
Series 2017A, Rev., GAN, 5.00%, 6/15/2024	20,000	20,110
Commonwealth of Massachusetts Transportation Fund Series 2016A, Rev., 5.00%, 6/1/2023	20,000	20,089
Commonwealth of Massachusetts, Consolidated Loan of 2014 Series C, GO, 5.00%, 7/1/2023	50,000	50,076
Massachusetts Bay Transportation Authority, Sales Tax
Series 2014A, Rev., 5.00%, 7/1/2023	10,000	10,059
Series 2003C, Rev., 5.25%, 7/1/2023	30,000	30,201
Massachusetts Development Finance Agency, Boston University Issue Series 2019DD-1, Rev., 5.00%, 4/1/2024 (c)	5,110,000	5,160,165
Massachusetts Development Finance Agency, Caregroup Issue
Series 2015H-1, Rev., 5.00%, 7/1/2023	100,000	100,414
Series 2015H-1, Rev., 5.00%, 7/1/2025	35,000	36,124
Massachusetts Development Finance Agency, North Hill Community Issue Series 2013A, Rev., 6.50%, 11/15/2023 (b) (e)	675,000	689,007
Massachusetts Development Finance Agency, Partners Healthcare System Issue
Series 2019T-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 3.40%, 3/9/2023 (d) (e)	1,075,000	1,060,945
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Series 2017S-4, Rev., 5.00%, 1/25/2024 (c)	200,000	202,306
Series 2016S-2, Rev., 5.00%, 1/30/2025 (c)	165,000	169,623
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2024	345,000	344,449
Rev., 5.00%, 1/1/2025	365,000	363,338
Massachusetts Development Finance Agency, Trustees of Boston University Series DD-2, Rev., 5.00%, 4/1/2024 (c)	40,000	40,393
Massachusetts Development Finance Agency, Williams College Series 2013P, Rev., 5.00%, 7/1/2024	45,000	45,258
Massachusetts Housing Finance Agency
Series 2020C-2, Rev., FHA, 0.50%, 6/1/2023	765,000	758,767
Series 2020A-3, Rev., FHA, 0.88%, 12/1/2023	180,000	176,781
Massachusetts Housing Finance Agency, Single Family Housing Series 220, Rev., GNMA / FNMA / FHLMC, 5.00%, 6/1/2023	295,000	296,088
Massachusetts School Building Authority, Dedicated Sales Tax
Series 2013A, Rev., 3.00%, 5/15/2023 (b)	20,000	19,995
Series 2013A, Rev., 5.00%, 5/15/2023 (b)	20,000	20,075
Series 2018A, Rev., 5.00%, 2/15/2024 (b)	20,000	20,333
Massachusetts State College Building Authority
Series A, Rev., 4.00%, 5/1/2023 (b)	5,000	5,006
Series A, Rev., 4.00%, 5/1/2023	15,000	15,020
Series 2011A, Rev., 5.00%, 5/1/2023	35,000	35,103
Series 2014A, Rev., 5.00%, 5/1/2023 (b)	675,000	677,032
Massachusetts Water Resources Authority
Series 2014-F, Rev., 5.00%, 8/1/2024 (b)	15,000	15,387
Series 2014-F, Rev., 5.00%, 8/1/2024	5,000	5,131
Series F, Rev., 5.00%, 8/1/2024 (b)	15,000	15,397
Pentucket Regional School District, Unlimited Tax GO, 5.00%, 6/1/2023	25,000	25,112
Pioneer Valley Transit Authority Rev., RAN, 4.00%, 7/14/2023	9,500,000	9,506,465
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Town of Brewster, Municipal Purpose Loan GO, 5.00%, 5/1/2023	20,000	20,060
Town of Brookline, Municipal Purpose Loan
GO, 4.00%, 3/15/2023	20,000	20,006
GO, 5.00%, 3/15/2023	20,000	20,013
Town of Hamilton GO, BAN, 3.50%, 8/17/2023	2,257,767	2,248,623
Town of Hanover GO, 4.00%, 5/15/2023	45,000	45,074
Town of Marblehead GO, 4.00%, 8/15/2023	50,000	50,032
Town of Marshfield, Municipal Purpose Loan GO, 5.00%, 11/1/2024	25,000	25,038
Town of Medfield, Municipal Purpose Loan GO, 2.13%, 9/15/2023	100,000	99,457
Town of Middleton, Municipal Purpose Loan GO, 2.50%, 8/15/2025	40,000	39,116
Town of Millis GO, BAN, 3.50%, 5/24/2023	4,120,000	4,118,038
Town of Norwood GO, 5.00%, 6/15/2023	45,000	45,238
Town of Plainville GO, BAN, 3.50%, 6/28/2023	2,500,000	2,495,212
Town of Tewksbury, Municipal Purpose Loan GO, 4.00%, 1/15/2025	25,000	25,430
Town of West Newbury GO, BAN, 3.50%, 7/13/2023	1,060,000	1,058,006
Worcester Regional Transit Authority Rev., RAN, 3.25%, 6/23/2023	11,300,000	11,281,882
Total Massachusetts		54,356,518
Michigan — 1.1%
Adrian City School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	200,000	200,210
Ann Arbor School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	40,000	40,114
Birmingham City School District, Unlimited Tax GO, 4.00%, 5/1/2023	500,000	500,575
Bloomfield Hills School District, Unlimited Tax GO, 5.00%, 5/1/2023	20,000	20,057
Caledonia Community Schools, Unlimited Tax Series 2020I, GO, Q-SBLF, 4.00%, 5/1/2023	10,000	10,013
Charter Township of Canton, Limited Tax GO, 5.00%, 4/1/2023	20,000	20,028
Charter Township of Lyon Series 2006-A, GO, XLCA, 4.13%, 11/1/2023	45,000	45,072
Chippewa Valley Schools
GO, Q-SBLF, 3.50%, 5/1/2023 (b)	30,000	30,016
GO, Q-SBLF, 3.63%, 5/1/2023 (b)	45,000	45,033
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
GO, Q-SBLF, 5.00%, 5/1/2023 (b)	20,000	20,060
GO, Q-SBLF, 5.25%, 5/1/2023 (b)	30,000	30,102
Chippewa Valley Schools, Unlimited Tax
GO, Q-SBLF, 4.00%, 5/1/2023	45,000	45,041
Series 2016B, GO, Q-SBLF, 5.00%, 5/1/2023	20,000	20,051
City of Ann Arbor, Limited Tax GO, 3.00%, 10/1/2023	25,000	24,960
City of Auburn Hills, Limited tax GO, 3.00%, 6/1/2023	35,000	34,964
City of Battle Creek, Limited Tax GO, 5.00%, 5/1/2023	25,000	25,071
City of Grand Rapids, Capital Improvement, Limited Tax GO, 5.00%, 4/1/2024	50,000	50,924
City of Lathrup Village, Limited Tax GO, 5.00%, 10/1/2025	45,000	47,056
City of Marquette, Capital Improvement GO, 4.00%, 5/1/2023	200,000	200,230
City of Marquette, Transportation Fund, Limited Tax GO, 4.00%, 5/1/2023	170,000	170,195
City of South Haven, Limited Tax GO, 4.00%, 10/1/2023	70,000	70,256
City of Southfield, Water and Sewer Capital Improvement, Limited Tax GO, 3.00%, 5/1/2023	85,000	84,973
Clarkston Community Schools, Unlimited Tax Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2023	40,000	40,113
Constantine Public Schools GO, Q-SBLF, 5.00%, 5/1/2023	35,000	35,100
County of Jackson, Transportation GO, 2.00%, 5/1/2024	250,000	244,737
County of Macomb, Limited Tax GO, 4.00%, 5/1/2023	35,000	35,049
Dansville Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,072
Dearborn School District, School Building and Site Series 2014A, GO, Q-SBLF, 4.00%, 11/1/2023 (b)	35,000	35,191
East Lansing School District, Unlimited Tax Series 2020-II, GO, Q-SBLF, 4.00%, 5/1/2023	180,000	180,237
Farmington Public School District, School Building Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,025
Forest Hills Public Schools, 2021 School Building and Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,025
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Forest Hills Public Schools, Unlimited Tax GO, 5.00%, 5/1/2023	20,000	20,057
Fraser Public School District, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	35,000	35,100
Genesee Intermediate School District GO, 3.00%, 5/1/2023	30,000	29,982
Grand Valley State University
Series 2014B, Rev., 5.00%, 12/1/2023	310,000	313,827
Series 2016A, Rev., 5.00%, 12/1/2024	670,000	689,304
Grandville Public Schools, School Building and Site Series 2013-I, GO, 4.75%, 5/1/2023	100,000	100,244
Great Lakes Water Authority, Water Supply System, Second Lien Series 2018A, Rev., 5.00%, 7/1/2023	85,000	85,498
Hanover Horton School District, Unlimited tax GO, AGM, 4.00%, 5/1/2023	20,000	20,019
Healthsource Saginaw, Inc., Unlimited Tax GO, 4.00%, 5/1/2023	100,000	100,062
Hudsonville Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,072
Ingham County Building Authority, Limited Tax Rev., 2.00%, 5/1/2023	35,000	34,880
Kalamazoo Hospital Finance Authority, Bronson Healthcare Group, Inc. Rev., 5.00%, 5/15/2024 (b)	5,000	5,099
Kent Hospital Finance Authority, Mary Free Bed Rehabilitation Hospital
Series 2021A, Rev., 5.00%, 4/1/2024	540,000	545,049
Series 2021A, Rev., 5.00%, 4/1/2025	565,000	576,398
Lake Michigan College District, Building and Site, Limited Tax
GO, 4.00%, 9/1/2023 (b)	25,000	25,110
GO, 4.25%, 9/1/2023 (b)	20,000	20,112
Lake Orion Community School District GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,073
L'Anse Creuse Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	50,000	50,140
Lansing School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	65,000	65,074
Linden Community School District, School Building and Site, Unlimited Tax Series 2021-I, GO, Q-SBLF, 4.00%, 5/1/2025	30,000	30,494
Livonia Municipal Building Authority, Limited Tax Rev., 4.00%, 5/1/2024	40,000	40,336
Livonia Public Schools GO, 5.00%, 5/1/2023	1,300,000	1,303,266
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Macomb Interceptor Drain Drainage District, Limited Tax Series 2017A, GTD, 5.00%, 5/1/2023	80,000	80,234
Madison District Public Schools, School Building and Site
GO, Q-SBLF, 4.00%, 5/1/2023 (b)	20,000	20,025
GO, Q-SBLF, 4.25%, 5/1/2023 (b)	30,000	30,049
Marquette Board of Light and Power Series 2016A, Rev., 5.00%, 7/1/2023	45,000	45,220
Michigan Finance Authority, Ascension Senior Credit Group Series 2016E-1, Rev., 4.00%, 8/15/2024 (c)	60,000	59,660
Michigan Finance Authority, Beaumont Health Credit Group Series 2015A, Rev., 5.00%, 8/1/2024 (b)	40,000	41,003
Michigan Finance Authority, Beaumont- Spectrum Consolidation Series 2022A, Rev., 5.00%, 4/15/2023	85,000	85,165
Michigan Finance Authority, Clean Water Revolving Fund
Series 2016B, Rev., 5.00%, 10/1/2023	25,000	25,251
Series 2016B, Rev., 5.00%, 10/1/2024	150,000	154,164
Michigan Finance Authority, Henry Ford Health System Rev., 5.00%, 11/15/2023	20,000	20,188
Michigan Finance Authority, Trinity Health Credit Group
Series 2019MI-1, Rev., 5.00%, 12/1/2023	125,000	126,636
Series 2017A, Rev., 5.00%, 12/1/2024	285,000	293,947
Series 2019MI-2, Rev., 5.00%, 2/1/2025 (c)	5,910,000	6,088,046
Michigan State Building Authority, Facilities Program Series 2015I, Rev., 5.00%, 4/15/2023	870,000	871,778
Michigan State Building Authority, Multi Modal Program Rev., VRDO, 2.86%, 3/9/2023 (c)	8,635,000	8,635,000
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series F-5, Rev., 2.40%, 3/15/2023 (c)	1,230,000	1,229,037
Michigan State Hospital Finance Authority, Trinity Health Credit Group Series 2008C, Rev., 5.00%, 12/1/2024	255,000	263,005
Michigan State Housing Development Authority, Single Family Mortgage Series 2020A, Rev., 0.80%, 6/1/2023	150,000	148,986
Michigan State University Series 2013A, Rev., 5.00%, 8/15/2023	10,000	10,081
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Montague Area Public Schools Series 2015B, GO, Q-SBLF, 4.00%, 5/1/2023	300,000	300,380
Mount Clemens Community School District, Unlimited Tax Series 2017A, GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,071
Oakland University
Rev., 5.00%, 3/1/2023	115,000	115,000
Series 2013-A, Rev., 5.00%, 3/1/2023	2,000,000	2,000,000
Plymouth-Canton Community School District, School Building and Site Series 2013A, GO, 4.00%, 5/1/2023 (b)	20,000	20,028
Plymouth-Canton Community School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	95,000	95,284
Port Huron Area School District, School Building and Site, Unlimited Tax GO, AGM, 4.00%, 5/1/2023	25,000	25,030
Richmond Community Schools, Unlimited Tax Series 2020I, GO, 4.00%, 5/1/2023	400,000	400,428
Rochester Community School District, School Building and Site, Unlimited Tax Series II, GO, 3.00%, 5/1/2023	40,000	39,966
Saginaw City School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2024	35,000	35,654
Saline Area Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	90,000	90,247
Schoolcraft Community College District, Limited Tax GO, 3.00%, 5/1/2024	115,000	114,404
Shepherd Public Schools, Unlimited Tax Series 2017A, GO, Q-SBLF, 3.00%, 5/1/2023	45,000	44,971
South Lake Schools, School Building and Site GO, Q-SBLF, 4.00%, 11/1/2024	25,000	25,199
Southfield Library Building Authority, Limited Tax Rev., 5.00%, 5/1/2023	40,000	40,113
Troy School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2023	25,000	25,075
Troy School District, Unlimited Tax, School Building and Site GO, Q-SBLF, 5.00%, 11/1/2023 (b)	20,000	20,233
Utica Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	45,000	45,044
Vicksburg Community Schools, Unlimited Tax Series 2020-I, GO, Q-SBLF, 4.50%, 5/1/2023	40,000	40,076
Walled Lake Consolidated School District, School Building and Site GO, Q-SBLF, 5.00%, 11/1/2023 (b)	30,000	30,359
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Warren Woods Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	20,000	20,052
Waterford School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2023	60,000	60,167
Wayne State University
Series 2013A, Rev., 5.00%, 11/15/2024	100,000	101,215
Series 2019A, Rev., 5.00%, 11/15/2024	210,000	216,098
West Ottawa Public Schools, School Building and Site, Unlimited Tax GO, 4.00%, 5/1/2023	20,000	20,027
Western Michigan University Series 2015A, Rev., 5.00%, 11/15/2024	40,000	41,121
White Cloud Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	25,000	25,023
Ypsilanti Community Utilities Authority, Water Supply System No. 7, Charter Township Ypsilanti, Limited Tax Rev., 4.00%, 4/1/2023	175,000	175,083
Ypsilanti School District, Unlimited Tax Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2023	40,000	40,114
Total Michigan		28,969,683
Minnesota — 1.4%
City of Minneapolis, Improvement and Various Purpose GO, 4.00%, 12/1/2023	45,000	45,260
City of New Hope, Hennepin County Series 2018A, GO, 4.00%, 2/1/2024	50,000	50,344
City of Rochester Series 2015B, GO, 5.00%, 12/1/2023	20,000	20,274
City of St. Cloud, Centracare Health System Series 2014B, Rev., 5.00%, 5/1/2023	25,000	25,059
City of St. Cloud, Infrastructure Management Fund Series 2013A, GO, 3.00%, 2/1/2025	45,000	44,983
City of St. Paul, Sales Tax Series 2019C, Rev., 3.00%, 11/1/2023	25,000	24,941
City of St. Paul, Street Improvement, Special Assessment Series 2018B, GO, 5.00%, 5/1/2023	20,000	20,060
City of West St. Paul Series 2017A, GO, 4.00%, 2/1/2025	30,000	30,430
County of Anoka, Capital Improvement Series 2020A, GO, 5.00%, 2/1/2024	40,000	40,639
County of Clay Series 2017A, GO, 5.00%, 2/1/2025	50,000	51,789
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
County of Martin Series 2021A, GO, 3.00%, 12/15/2023	40,000	39,927
County of Mille Lacs, Drainage Series 2019B, GO, 3.00%, 2/1/2024	45,000	44,790
County of St. Louis, Capital Improvement
Series 2015B, GO, 3.00%, 12/1/2023	75,000	74,877
Series 2016B, GO, 5.00%, 12/1/2023	35,000	35,474
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2023	205,000	203,983
Metropolitan Council, Minneapolis St. Paul Metropolitan Area Series 2017B, GO, 5.00%, 3/1/2023	35,000	35,000
Metropolitan Council, Minneapolis St. Paul Metropolitan Area, Wastewater Series 2016C, GO, 5.00%, 3/1/2023	30,000	30,000
Minneapolis-St. Paul Metropolitan Airports Commission Series 2014A, Rev., 5.00%, 1/1/2026	70,000	70,945
Minnesota Higher Education Facilities Authority, Carleton College Rev., 5.00%, 3/1/2023	220,000	220,000
Minnesota Municipal Gas Agency Series 2022B, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.00%), 4.05%, 3/4/2023 (d)	35,000,000	34,083,427
Minnesota Public Facilities Authority Series 2010A, Rev., 5.00%, 3/1/2023	50,000	50,000
Minnesota State Colleges and Universities Foundation Series 2019A, Rev., 5.00%, 10/1/2023	25,000	25,260
Minnetonka Independent School District No. 276 Series E, COP, 4.00%, 10/1/2023	115,000	115,394
Northern Municipal Power Agency Series 2013A, Rev., 5.00%, 1/1/2024	50,000	50,064
Rochester Independent School District No. 535 Series 2014A, COP, 3.00%, 2/1/2024	25,000	24,957
Rosemount-Apple Valley-Eagan Independent School District No. 196 Series 2016A, GO, 5.00%, 2/1/2025	35,000	36,245
Southern Minnesota Municipal Power Agency Series 1994A, Rev., NATL - RE, Zero Coupon, 1/1/2024	50,000	48,517
St. Cloud Independent School District No. 742 Series 2021A, COP, 3.00%, 2/1/2025	125,000	124,004
State of Minnesota, Tax-Exempt
Series 2014A, Rev., 5.00%, 6/1/2023	45,000	45,205
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	179

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Minnesota — continued
Series A, Rev., 5.00%, 6/1/2026	70,000	70,269
State of Minnesota, Trunk Highway
Series 2012B, GO, 2.00%, 8/1/2023	25,000	24,842
Series 2018B, GO, 5.00%, 8/1/2023	25,000	25,202
State of Minnesota, Various Purpose Series 2014A, GO, 5.00%, 8/1/2023	10,000	10,081
Total Minnesota		35,842,242
Mississippi — 1.4%
City of Ridgeland GO, 4.00%, 8/1/2024	25,000	25,284
City of Starkville, Water and Sewer System Rev., 4.00%, 5/1/2023	55,000	55,060
County of DeSoto GO, 5.00%, 7/1/2023	40,000	40,206
County of Madison GO, 2.50%, 5/1/2023	30,000	29,950
Jackson State University Educational Building Corp. Series 2015A, Rev., 5.00%, 3/1/2023	150,000	150,000
Madison County School District GO, 5.00%, 3/1/2024	25,000	25,428
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Series 2011G, Rev., VRDO, 2.55%, 3/1/2023 (c)	30,000,000	30,000,000
Mississippi Business Finance Corp., Waste Management, Inc. Project Rev., 0.70%, 9/1/2026 (c)	1,250,000	1,101,215
Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project Rev., 5.00%, 8/1/2026	35,000	36,770
Mississippi Development Bank, Harrison County Series 2013A, Rev., 5.00%, 1/1/2026	2,190,000	2,286,524
Mississippi Development Bank, Hinds County Project Rev., 5.00%, 11/1/2023	105,000	105,843
Mississippi Development Bank, Hinds County School District Project Rev., 4.00%, 3/1/2023	25,000	25,000
Mississippi Development Bank, Jackson Public School District, Limited Tax Refunding Note Project Rev., 5.00%, 4/1/2023	185,000	185,219
Mississippi Development Bank, Madison County, Mississippi Highway Refunding Project Series 2013C, Rev., 5.00%, 1/1/2024	20,000	20,266
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Mississippi — continued
Mississippi Development Bank, Rankin County School District Project
Rev., 5.00%, 6/1/2024	30,000	30,566
Rev., 5.00%, 6/1/2025	35,000	36,182
Rankin County School District, Limited Tax
GO, 3.00%, 8/1/2023	175,000	174,719
GO, 5.00%, 8/1/2025	25,000	26,098
State of Mississippi Series 2020B, GO, 5.00%, 9/1/2024	150,000	154,223
State of Mississippi, Tax-Exempt
Series 2012H, GO, 4.00%, 12/1/2023	25,000	25,017
Series 2017A, GO, 5.00%, 10/1/2024	25,000	25,745
University of Mississippi Educational Building Corp., Campus Improvement Project Series 2015C, Rev., 5.00%, 11/1/2023	35,000	35,429
University of Mississippi Educational Building Corp., Facilities Refinancing Project Rev., 5.00%, 10/1/2024	195,000	200,657
University of Southern Mississippi (The), Educational Building Corp. Series 2015A, Rev., 5.00%, 3/1/2023	35,000	35,000
Total Mississippi		34,830,401
Missouri — 2.9%
Cape Girardeau School District No. 63 GO, 4.00%, 3/1/2025	25,000	25,427
City of Chesterfield COP, 5.00%, 12/1/2023	75,000	75,993
City of Excelsior Springs Series 2020B, COP, 4.00%, 3/1/2023	25,000	25,000
City of Kansas City Series 2019A, Rev., 5.00%, 12/1/2023	35,000	35,492
City of Kansas City, Special Obligation Series E, Rev., Zero Coupon, 2/1/2024	275,000	265,277
County of Clay Series 2018A, COP, 4.00%, 5/1/2024 (b)	30,000	30,307
County of Dunklin Rev., 3.00%, 12/1/2026	400,000	393,930
County of Jackson, Special Obligation Rev., 4.00%, 12/1/2023	35,000	35,202
Hazelwood School District GO, 5.00%, 3/1/2023	20,000	20,000
Health and Educational Facilities Authority of the State of Missouri, BJC Health System
Series C, Rev., VRDO, LIQ : BJC Health System, 3.40%, 3/7/2023 (c)	13,110,000	13,110,000
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
Series 2021B, Rev., 4.00%, 5/1/2026 (c)	5,375,000	5,470,534
Health and Educational Facilities Authority of the State of Missouri, Children's Mercy Hospital Obligated Group Rev., 5.00%, 5/15/2025	60,000	61,916
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Series 2014A, Rev., 5.00%, 6/1/2024 (b)	25,000	25,487
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Obligated Group Series 2014A, Rev., 5.00%, 6/1/2023	325,000	326,158
Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series F, Rev., VRDO, 2.60%, 3/1/2023 (c)	40,000,000	40,000,000
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System Obligated Group Rev., 5.00%, 11/15/2023	100,000	101,058
Hickman Mills C-1 School District Series 2020C-1, GO, 4.00%, 3/1/2023	50,000	50,000
Jackson County Reorganized School District No. 7, Lee's Summit R-7
GO, 4.00%, 3/1/2023	20,000	20,000
GO, 5.00%, 3/1/2023	20,000	20,000
Joplin Schools, Missouri Direct Deposit Program GO, 4.00%, 3/1/2025	100,000	100,028
Ladue School District GO, 4.00%, 3/1/2023	20,000	20,000
Metropolitan St. Louis Sewer District, Wastewater System Series 2013B, Rev., 5.00%, 5/1/2023 (b)	125,000	125,377
Missouri Development Finance Board, Office Building Project Series 2013A, Rev., 3.00%, 10/1/2023	50,000	49,946
Missouri Highway and Transportation Commission Series A, Rev., 5.00%, 5/1/2023	35,000	35,105
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2021C, Rev., GNMA / FNMA / FHLMC, 0.35%, 11/1/2023	480,000	469,990
Missouri State Board of Public Buildings
Series 2015B, Rev., 5.00%, 4/1/2023	25,000	25,036
Series 2014A, Rev., 4.00%, 10/1/2023	95,000	95,061
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
Series 2020B, Rev., 5.00%, 10/1/2023	30,000	30,317
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water
Series 2015B, Rev., 5.00%, 7/1/2023	25,000	25,153
Series 2013A, Rev., 5.00%, 7/1/2024	60,000	60,372
Park Hill School District of Platte County, Missouri Direct Deposit Program GO, 5.00%, 3/1/2023	265,000	265,000
Plaza at Noah's Ark Community Improvement District Rev., 3.00%, 5/1/2023	150,000	149,633
Springfield School District No. R-12, Missouri Direct Deposit Program Series 2014B, GO, 5.00%, 3/1/2023	20,000	20,000
St. Charles County Public Water Supply District No. 2
COP, 3.00%, 12/1/2023	45,000	44,847
Series 2016B, COP, 5.00%, 12/1/2023	50,000	50,065
St. Joseph Industrial Development Authority, Sewer System Improvements Project Series 2015B, Rev., 5.00%, 4/1/2023	20,000	20,027
St. Louis County Library District COP, 4.00%, 4/1/2027	2,010,000	2,010,919
Tender Option Bond Trust Receipts/ Certificates Series 2018-XG0176, Rev., VRDO, LIQ : Royal Bank of Canada, 2.93%, 3/9/2023 (c) (e)	9,500,000	9,500,000
Total Missouri		73,188,657
Montana — 0.0% ^
City of Billings Series 2012A, GO, 3.00%, 7/1/2023	35,000	34,978
Nebraska — 0.8%
City of Lincoln, Electric System Rev., 2.70%, 9/1/2023	10,000	9,970
City of Lincoln, Stormwater Drainage and Flood Management System GO, 3.00%, 12/15/2023	40,000	39,913
City of Omaha, Sanitary Sewerage System Series 2020A, Rev., 4.00%, 4/1/2025	35,000	35,584
County of Douglas, Creighton University Projects Rev., (SIFMA Municipal Swap Index Yield + 0.53%), 3.33%, 3/9/2023 (d)	16,100,000	15,903,749
Douglas County Hospital Authority No. 2, Children's Obligated Group Series 2020B, Rev., 5.00%, 11/15/2025 (c)	2,100,000	2,162,868
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	181

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — continued
Municipal Energy Agency of Nebraska, Power Supply System
Series 2016A, Rev., 5.00%, 4/1/2023	40,000	40,057
Series 2022A, Rev., 5.00%, 4/1/2023	105,000	105,149
Nebraska Public Power District
Series 2020A, Rev., 0.60%, 7/1/2023 (c)	690,000	683,024
Series 2012B, Rev., 5.00%, 1/1/2025	10,000	10,014
Series A-1, Rev., 5.00%, 1/1/2025	35,000	36,079
Omaha Public Facilities Corp., Omaha Baseball Stadium Project Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,107
Papillion-La Vista School District No. 27 Series 2020B, GO, 4.00%, 12/1/2023	35,000	35,220
Public Power Generation Agency, Whelan Energy Center Unit 2 Series 2015A, Rev., 5.00%, 1/1/2026	800,000	820,370
State of Nebraska Series 2020A, COP, 3.00%, 9/1/2023	45,000	44,916
University of Nebraska, OMAHA Student Housing Project Rev., 3.25%, 5/15/2024 (b)	60,000	60,086
Total Nebraska		20,012,106
Nevada — 0.2%
Carson City School District, Limited Tax Series 2019A, GO, 5.00%, 6/1/2023	75,000	75,314
City of Henderson Series 2012A, GO, 5.00%, 6/1/2023	25,000	25,034
Clark County School District
Series 2016A, GO, 5.00%, 6/15/2023	150,000	150,729
Series 2018A, GO, 5.00%, 6/15/2023	450,000	452,186
Clark County School District, Limited Tax Series 2016D, GO, 5.00%, 6/15/2023	75,000	75,364
Clark County School District, Limited Tax, Various Purpose Series 2016F, GO, 3.00%, 6/15/2026	100,000	99,998
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien
Series 2019D, Rev., 5.00%, 7/1/2024	400,000	409,140
Series 2019D, Rev., 5.00%, 7/1/2025	40,000	41,639
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien, McCarran International Airport Series 2019A, Rev., 5.00%, 7/1/2023	460,000	462,588
County of Clark, Las Vegas Convention and Visitors Authority, Limited Tax GO, 5.00%, 7/1/2023	20,000	20,122
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Nevada — continued
County of Clark, Limited Tax
GO, 5.00%, 6/1/2023	35,000	35,160
Series 2016B, GO, 5.00%, 11/1/2023	25,000	25,306
Series 2016B, GO, 5.00%, 11/1/2024	45,000	46,408
County of Clark, Nevada Power Co. Rev., 1.65%, 3/31/2023 (c)	1,600,000	1,597,227
County of Clark, Park Improvement, Limited Tax GO, 5.00%, 12/1/2024	25,000	25,824
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2023	590,000	593,320
County of Clark, Sales and Excise Tax Rev., 5.00%, 7/1/2023	25,000	25,151
County of Clark, Transportation Improvement, Limited Tax
Series 2018B, GO, 5.00%, 12/1/2023	20,000	20,275
Series 2018B, GO, 5.00%, 12/1/2025	35,000	36,835
Las Vegas Valley Water District, Limited Tax Series 2016B, GO, 5.00%, 6/1/2023	20,000	20,089
Las Vegas Valley Water District, Water Improvement, Limited Tax Series 2016A, GO, 5.00%, 6/1/2023	65,000	65,288
Nevada System of Higher Education Rev., 5.00%, 7/1/2023	25,000	25,134
State of Nevada Highway Improvement, Motor Vehicle Fuel Tax Rev., 5.00%, 12/1/2023	40,000	40,538
State of Nevada, Capital Improvement and Cultural Affairs
Series 2015B, GO, 5.00%, 11/1/2024	25,000	25,745
Series 2015B, GO, 5.00%, 11/1/2025	20,000	20,820
State of Nevada, Limited Tax Series 2012-A, GO, 4.00%, 11/1/2024	55,000	55,035
Washoe County School District, Limited Tax
Series 2017D, GO, 5.00%, 6/1/2023	150,000	150,677
Series A, GO, PSF-GTD, 5.00%, 6/1/2023	25,000	25,113
Total Nevada		4,646,059
New Hampshire — 0.0% ^
City of Dover GO, 5.00%, 6/15/2023	35,000	35,185
City of Keene GO, NATL - RE, 5.00%, 3/1/2023	20,000	20,000
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Hampshire — continued
County of Rockingham, Municipal Purpose Loan GO, 3.00%, 5/15/2023	30,000	29,988
Windham School District Series 2014A, GO, 5.00%, 7/15/2024	60,000	61,357
Total New Hampshire		146,530
New Jersey — 7.8%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project Series 2016A, Rev., AGM, 5.00%, 7/1/2023	30,000	30,144
Barrington Board of Education GO, 4.00%, 4/1/2023	35,000	35,018
Borough of Essex Fells GO, BAN, 4.50%, 9/8/2023	3,822,500	3,821,491
Borough of Glen Ridge GO, BAN, 4.00%, 7/13/2023	4,434,625	4,436,669
Borough of High Bridge GO, BAN, 3.25%, 6/15/2023	2,408,350	2,404,991
Borough of Hopatcong GO, BAN, 3.75%, 7/21/2023	3,467,585	3,463,867
Borough of Kenilworth GO, BAN, 4.50%, 3/1/2024 (f)	7,632,000	7,681,859
Borough of Lebanon GO, BAN, 3.75%, 9/11/2023	1,063,100	1,062,536
Borough of Morris Plains GO, BAN, 4.50%, 8/14/2023	1,341,360	1,342,046
Borough of Pitman GO, BAN, 4.50%, 9/8/2023	4,198,135	4,197,666
Borough of Ramsey GO, BAN, 3.50%, 6/2/2023	10,514,000	10,507,020
Borough of Riverdale GO, BAN, 3.75%, 9/7/2023	8,496,000	8,489,066
Borough of Woodcliff Lake GO, BAN, 4.50%, 9/21/2023	4,221,000	4,221,757
Brick Township Board of Education GO, 4.00%, 1/1/2025	35,000	35,475
Burlington County Bridge Commission, Governmental Leasing Program
Rev., 4.00%, 4/1/2023	20,000	20,013
Rev., 5.00%, 4/15/2023	25,000	25,054
Burlington County Bridge Commission, Governmental Loan Program Series 2013A, Rev., GTD, 5.00%, 12/1/2023	80,000	80,120
Camden County Improvement Authority (The)
Series 2012A, Rev., GTD, 2.25%, 6/1/2023	75,000	74,752
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Series 2017B, Rev., GTD, 4.00%, 1/15/2024	25,000	25,157
Series 2015A, Rev., GTD, 5.00%, 9/1/2024	25,000	25,648
Camden County Improvement Authority (The), City Hall Project Rev., GTD, 5.00%, 12/1/2025	30,000	31,532
Camden County Improvement Authority (The), Open Space Preservation Trust Fund Rev., GTD, 5.00%, 6/1/2023	50,000	50,069
City of Clifton GO, 3.00%, 10/15/2023	20,000	19,973
City of Elizabeth
GO, AGM, 2.50%, 4/1/2023	25,000	24,975
GO, 3.00%, 4/1/2023	25,000	24,990
City of Long Branch Series 2020A, GO, 5.00%, 9/15/2025	30,000	31,344
City of New Brunswick GO, 4.00%, 3/15/2023	40,000	40,012
City of Newark Series 2020A, GO, AGM, 5.00%, 10/1/2023	1,000,000	1,009,529
City of Ocean City, General Improvement
GO, 4.00%, 9/15/2023	120,000	120,566
GO, 4.00%, 9/15/2025	40,000	40,814
City of Rahway
GO, 4.00%, 4/15/2023	100,000	100,089
GO, 4.00%, 8/1/2023	25,000	25,080
GO, 4.00%, 10/1/2023	25,000	25,113
City of Sea Isle City GO, 3.00%, 9/1/2023	45,000	44,926
City of Vineland GO, BAN, 5.00%, 11/8/2023	24,407,000	24,629,636
County of Atlantic GO, 0.50%, 6/1/2024	1,805,000	1,715,607
County of Essex
Series AC, GO, 5.00%, 3/1/2023	25,000	25,000
GO, 3.00%, 8/1/2023	25,000	24,983
Series A, GO, 4.00%, 9/1/2023	20,000	20,088
County of Hudson
GO, 5.00%, 12/1/2023	25,000	25,309
Series B, GO, 4.00%, 7/1/2025	40,000	40,668
County of Mercer, County College GO, 3.00%, 6/1/2023	20,000	19,974
County of Middlesex, Civic Square II Redevelopment Associates LLC COP, 4.00%, 6/15/2023	25,000	25,050
County of Monmouth GO, 5.00%, 7/15/2023	25,000	25,171
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	183

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
County of Passaic, Consisting of General Improvement and College GO, 5.00%, 4/1/2023	25,000	25,036
County of Union Series B, GO, 3.00%, 3/1/2023	40,000	40,000
County of Union, Vocational Technical School GO, 5.00%, 3/1/2023	45,000	45,000
Delaware Township Board of Education GO, 4.50%, 7/18/2023	1,350,000	1,350,340
Freehold Township Board of Education GO, 5.00%, 7/15/2023	25,000	25,035
Gloucester County Improvement Authority (The)
Series 2011A, Rev., GTD, 5.00%, 7/15/2023	20,000	20,130
Series 2013A, Rev., GTD, 5.00%, 9/1/2023	40,000	40,056
Series 2013A, Rev., GTD, 5.00%, 9/1/2024	15,000	15,021
Gloucester County Improvement Authority (The), GCSSSD/GCVTSD Project Rev., 4.00%, 5/15/2023	35,000	35,058
Hainesport Township School District GO, 5.00%, 1/15/2024	35,000	35,517
Holmdel Township School District GO, 4.00%, 3/15/2023	25,000	25,006
Hopewell Valley Regional School District GO, 3.25%, 1/15/2025	25,000	24,969
Hudson County Improvement Authority, County Secured, Vocational-Technical Schools Project Rev., 5.00%, 5/1/2023	270,000	270,800
Hudson County Improvement Authority, Courthouse Project Rev., 4.00%, 10/1/2025	40,000	40,882
Jersey City Municipal Utilities Authority, Sewer Project Series 2022A, Rev., 3.75%, 5/5/2023	30,000	30,012
Lenape Regional High School District GO, 5.00%, 3/15/2023	20,000	20,011
Middlesex County Improvement Authority, Open Space Trust Fund Series 2011, Rev., GTD, 3.00%, 9/15/2023	30,000	29,985
Middletown Township Board of Education GO, 2.25%, 8/1/2024	720,000	705,183
Mount Olive Township Board of Education GO, 4.00%, 7/15/2023	20,000	20,057
New Jersey Economic Development Authority, Motor Vehicle Surcharges Series 2017A, Rev., 5.00%, 7/1/2023	75,000	75,352
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Economic Development Authority, School Facilities Construction
Series 2013NN, Rev., 5.00%, 3/1/2023 (b)	90,000	90,000
Series 2013-NN, Rev., 5.00%, 3/1/2023	630,000	630,000
Series 2013I, Rev., (SIFMA Municipal Swap Index Yield + 1.60%), 4.40%, 3/9/2023 (d)	50,000	50,003
Series XX, Rev., 5.00%, 6/15/2023	2,710,000	2,721,213
Series 2005N1, Rev., NATL - RE, 5.50%, 9/1/2023	75,000	75,728
Series 2012-II, Rev., 3.00%, 3/1/2024	350,000	347,922
Series NN, Rev., 5.00%, 3/1/2024	1,455,000	1,456,002
Series XX, Rev., 5.00%, 6/15/2024	800,000	813,583
Series 2012-II, Rev., 5.00%, 3/1/2025	220,000	220,172
Series NN, Rev., 5.00%, 3/1/2025	2,495,000	2,496,544
Series 2014PP, Rev., AGM - CR, 5.00%, 6/15/2025	3,500,000	3,554,397
Series 2005N1, Rev., AGM, 5.50%, 9/1/2025	75,000	78,531
Series NN, Rev., 5.00%, 3/1/2026	4,650,000	4,653,613
Series 2013NN, Rev., 4.00%, 3/1/2027	25,000	25,007
New Jersey Educational Facilities Authority, Higher Education Facilities Trust Rev., 5.00%, 6/15/2023	25,000	25,103
New Jersey Educational Facilities Authority, Princeton University
Series 2021C, Rev., 5.00%, 3/1/2023	20,000	20,000
Series 2017B, Rev., 5.00%, 7/1/2023	25,000	25,155
New Jersey Educational Facilities Authority, Ramapo College Series 2015B, Rev., AGM, 4.00%, 7/1/2023 (b)	10,000	10,027
New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group Series 2019B-2, Rev., 5.00%, 7/1/2025 (c)	235,000	243,453
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health Obligated Group Rev., 5.00%, 7/1/2023	20,000	20,101
New Jersey Health Care Facilities Financing Authority, Valley Health System Obligated Rev., 5.00%, 7/1/2026	50,000	52,715
New Jersey Health Care Facilities Financing Authority, Virtual Health, Inc.
Rev., 5.00%, 1/1/2024 (b)	30,000	30,423
Rev., 5.00%, 7/1/2024	95,000	96,161
Rev., 5.00%, 7/1/2025	135,000	137,004
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Rev., 5.00%, 7/1/2026	145,000	147,170
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 2019A, Rev., 5.00%, 12/1/2024	40,000	41,050
New Jersey Housing and Mortgage Finance Agency, Multi-Family Series 2019B, Rev., 1.50%, 5/1/2023	90,000	89,711
New Jersey Housing and Mortgage Finance Agency, NBA-New Brunswick LLC Series C2, Rev., 3.13%, 8/1/2024 (c)	5,100,000	5,000,303
New Jersey Infrastructure Bank, Environmental Infrastructure
Series 2020A-R1, Rev., 3.00%, 9/1/2023	40,000	39,973
Series 2007A, Rev., GTD, 5.00%, 9/1/2023	10,000	10,094
Rev., GTD, 5.00%, 9/1/2024	35,000	36,001
New Jersey Sports and Exposition Authority Series 2018A, Rev., 5.00%, 9/1/2024	210,000	214,458
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series 2016A-1, Rev., 5.00%, 6/15/2023	1,170,000	1,175,346
Series 2018A, Rev., 5.00%, 6/15/2023	35,000	35,160
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2014AA, Rev., 5.00%, 6/15/2023	750,000	753,103
Series 2013AA, Rev., 5.00%, 6/15/2027	1,610,000	1,617,725
New Jersey Transportation Trust Fund Authority, Transportation System
Series 2004A, Rev., NATL - RE, 5.75%, 6/15/2023	50,000	50,312
Series 2008A, Rev., Zero Coupon, 12/15/2023	140,000	135,900
Series 2010D, Rev., 5.00%, 12/15/2023	20,000	20,227
Series 2006A, Rev., 5.50%, 12/15/2023	95,000	96,443
Series 2013A, Rev., 5.00%, 6/15/2024	150,000	152,547
Series 2006C, Rev., AMBAC, Zero Coupon, 12/15/2024	2,490,000	2,329,207
New Jersey Turnpike Authority Series 2014A, Rev., 5.00%, 1/1/2027	1,050,000	1,074,996
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.00%, 6/15/2023	25,000	25,125
Passaic County Improvement Authority (The), Preakness Healthcare Center Expansion Project Rev., GTD, 2.63%, 5/1/2023	100,000	99,852
Passaic County Utilities Authority, Solid Waste Disposal Rev., GTD, 4.50%, 3/1/2024	75,000	75,941
Pequannock Township Board of Education GO, 4.00%, 1/15/2025	50,000	50,742
Readington Township Board of Education GO, 5.00%, 7/15/2023	25,000	25,158
Rutgers the State University of New Jersey, Tax-Exempt
Series 2018N, Rev., 4.00%, 5/1/2023	460,000	460,559
Series 2013J, Rev., 5.00%, 5/1/2023 (b)	500,000	501,506
Series 2013J, Rev., 5.00%, 5/1/2023	415,000	416,160
Series 2016M, Rev., 5.00%, 5/1/2024	25,000	25,482
South Brunswick Township Board of Education GO, 5.00%, 8/1/2024	45,000	45,719
State of New Jersey
Series 2016T, GO, 5.00%, 6/1/2023	35,000	35,148
GO, 5.00%, 6/1/2024	20,000	20,432
State of New Jersey, COVID-19 Emergency Bonds GO, 4.00%, 6/1/2023	85,000	85,153
State of New Jersey, Various Purpose
GO, 5.00%, 6/1/2023	115,000	115,487
GO, 4.00%, 6/1/2026	40,000	40,086
GO, 5.00%, 6/1/2026	65,000	67,797
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2028	410,000	440,405
Town of Boonton GO, BAN, 4.50%, 6/23/2023	1,500,000	1,499,878
Town of Hammonton GO, 4.00%, 3/1/2023	30,000	30,000
Town of Morristown GO, 5.00%, 3/1/2023	25,000	25,000
Township of Bloomfield Series 2022A, GO, BAN, 2.50%, 3/23/2023	8,900,000	8,896,417
Township of Bloomfield, General Improvement and Water Utility GO, 5.00%, 2/1/2024	40,000	40,639
Township of Bridgewater GO, 4.00%, 9/1/2023	25,000	25,110
Township of Colts Neck GO, 4.00%, 11/15/2025	40,000	41,027
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	185

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Township of Dennis GO, BAN, 3.25%, 6/16/2023	2,578,444	2,573,465
Township of East Brunswick GO, 3.00%, 3/15/2023	25,000	24,998
Township of Evesham, General Improvement and Golf Utility GO, 4.00%, 5/1/2023	25,000	25,031
Township of Ewing, General Improvement GO, 2.00%, 3/1/2023	100,000	100,000
Township of Harrison GO, 4.00%, 8/1/2025	50,000	50,924
Township of Howell Series 2022A, GO, BAN, 2.50%, 3/23/2023	13,850,000	13,842,973
Township of Little Falls, General Improvement
GO, 4.00%, 8/15/2023	25,000	25,088
GO, 4.00%, 8/15/2025	30,000	30,532
Township of Lopatcong GO, 4.00%, 9/1/2023	30,000	30,117
Township of Millburn GO, BAN, 5.00%, 1/26/2024	4,030,000	4,081,547
Township of Nutley GO, 2.25%, 4/15/2023	45,000	44,917
Township of Parsippany-Troy Hills GO, 5.00%, 7/15/2023	40,000	40,059
Township of Parsippany-Troy Hills, Golf Recreation Utility GO, 3.00%, 6/1/2023	35,000	34,968
Township of Pequannock GO, BAN, 4.00%, 7/12/2023	3,752,000	3,752,511
Township of Readington, General Improvement GO, 5.00%, 1/15/2025	25,000	25,821
Township of River Vale
GO, 4.00%, 6/15/2023	35,000	35,076
GO, BAN, 4.00%, 7/14/2023	3,158,000	3,160,033
Township of South Orange Village GO, BAN, 4.00%, 7/5/2023	20,868,000	20,911,228
Township of Toms River, General Improvement, Golf Utility Improvement Series 2011A, GO, 3.00%, 12/15/2023	45,000	44,860
Township of Upper Freehold GO, BAN, 2.50%, 3/23/2023	9,900,000	9,895,099
Township of Verona GO, BAN, 4.50%, 10/26/2023 (f)	2,839,800	2,853,700
Township of Washington GO, 4.00%, 3/1/2025	30,000	30,408
Township of West Deptford GO, 3.00%, 9/1/2026	100,000	99,996
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Wall Township School District GO, 5.00%, 7/15/2023	190,000	191,232
Washington Township Fire District No.1, Gloucester GO, 1.00%, 5/1/2023	250,000	248,590
Watchung Hills Regional High School District GO, 4.50%, 7/14/2023	7,951,710	7,950,266
Woodland Park School District GO, 5.00%, 4/15/2023	100,000	100,201
Wyckoff Township School District GO, 3.00%, 4/1/2023 (b)	25,000	24,997
Total New Jersey		197,204,340
New Mexico — 0.0% ^
City of Albuquerque, Lodgers Tax and Improvement
Series 2014A, Rev., 3.50%, 7/1/2023 (b)	20,000	20,023
Series 2014A, Rev., 4.00%, 7/1/2023 (b)	25,000	25,072
City of Roswell, Joint Water and Sewer Improvement Series B, Rev., 5.00%, 6/1/2023	25,000	25,108
County of Los Alamos, Gross Receipts Tax Rev., 5.00%, 6/1/2023	25,000	25,104
New Mexico Finance Authority, Senior Lien Public Project Revolving Fund
Series 2016A, Rev., 5.00%, 6/1/2023	25,000	25,113
Series 2019B, Rev., 5.00%, 6/1/2023	35,000	35,159
Series 2020B, Rev., 5.00%, 6/1/2023	25,000	25,113
Series 2016C, Rev., 5.00%, 6/1/2024	25,000	25,577
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt
Series 2017D, Rev., 5.00%, 6/15/2023	120,000	120,631
Series 2019C-1, Rev., 5.00%, 6/15/2023	40,000	40,210
Series 2017B, Rev., 3.50%, 6/15/2024	50,000	50,253
Series 2018C-1, Rev., 4.00%, 6/15/2024	30,000	30,340
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2019B, Rev., 5.00%, 8/1/2025 (c)	100,000	103,470
State of New Mexico Severance Tax Permanent Fund Series B, Rev., 4.00%, 7/1/2024	75,000	75,843
State of New Mexico, Capital Projects GO, 5.00%, 3/1/2025	55,000	57,051
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — continued
University of New Mexico (The), Subordinate Lien System
Series 2016A, Rev., 5.00%, 6/1/2023	40,000	40,163
Series 2014C, Rev., 5.00%, 6/1/2024	25,000	25,518
Village of Los Lunas Rev., 3.00%, 4/1/2023	20,000	19,988
Total New Mexico		769,736
New York — 19.2%
Albany City School District Series 2022A, GO, BAN, 2.50%, 3/24/2023	65,135,156	65,086,774
Arlington Central School District GO, 5.00%, 5/15/2023	10,000	10,035
Bedford Central School District, Boces Project GO, 3.00%, 11/15/2023	25,000	24,972
Berlin Central School District GO, BAN, 4.00%, 6/28/2023	8,635,000	8,615,517
Bethlehem Central School District GO, 5.00%, 6/15/2023	20,000	20,106
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 3.00%, 7/1/2023	255,000	253,271
Rev., 3.00%, 7/1/2024	610,000	593,619
Series 2021-8, Rev., 3.50%, 7/1/2025	455,000	438,590
Brunswick Central School District GO, BAN, 4.00%, 6/29/2023	7,500,000	7,499,262
Buffalo Municipal Water Finance Authority Series 2021A, Rev., AGM, 4.00%, 7/1/2023	125,000	125,297
Central Square Central School District GO, 4.00%, 6/15/2023	25,000	25,060
City of Beacon, Public Improvement Series 2018A, GO, 3.00%, 5/15/2023	30,000	29,977
City of Buffalo, General Improvement GO, 5.00%, 4/1/2023	325,000	325,439
City of New York
Series 2004A-6, GO, 5.00%, 4/13/2023	40,000	40,079
Series C, GO, 5.00%, 4/13/2023	105,000	105,207
Series D, GO, 5.00%, 4/13/2023	70,000	70,138
Series E, GO, 5.00%, 4/13/2023	245,000	245,482
Series I, GO, 5.00%, 4/13/2023	280,000	280,552
Series 2019E, GO, 5.00%, 8/1/2023	180,000	181,378
Series B, GO, 5.00%, 8/1/2023	50,000	50,073
Series C, GO, 5.00%, 8/1/2023	25,000	25,037
Series D, GO, 5.00%, 8/1/2023	495,000	495,724
Series E, GO, 5.00%, 8/1/2023	65,000	65,095
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series 2013-I, GO, 5.00%, 8/1/2024	30,000	30,234
Series 2013J, GO, 5.00%, 8/1/2024	345,000	347,689
Series B, GO, 5.00%, 8/1/2024	280,000	280,417
Series G, GO, 5.00%, 8/1/2024	35,000	35,600
Subseries F-1, GO, 5.00%, 3/1/2025	110,000	110,140
Series 2013J, GO, 5.00%, 8/1/2025	130,000	130,920
Series B, GO, 5.00%, 8/1/2025	190,000	190,306
Series J, GO, 5.00%, 8/1/2025	30,000	30,790
Series F, Subseries F-1, GO, 5.00%, 3/1/2026	155,000	155,199
City of New York, Fiscal Year 2012 Series 2012-I, GO, 5.00%, 8/1/2023	615,000	615,900
City of New York, Fiscal Year 2012, Tax-Exempt Series I, GO, 5.00%, 4/13/2023	185,000	185,365
City of New York, Fiscal Year 2013 Series 2013E, GO, 4.50%, 8/1/2023	80,000	80,085
City of New York, Fiscal Year 2013, Tax-Exempt Series F, Subseries F-1, GO, 5.00%, 4/13/2023	170,000	170,335
City of New York, Fiscal Year 2014
Series I, Subseries 2014I-1, GO, 5.00%, 3/1/2023 (b)	5,000	5,000
Series 2014I-1, GO, 5.00%, 3/1/2024	75,000	76,373
Series 2014E, GO, 5.00%, 8/1/2024	35,000	35,273
City of New York, Fiscal Year 2015
Series 1, GO, 5.00%, 8/1/2023	240,000	241,837
Series 2015A, GO, 5.00%, 8/1/2026	30,000	30,778
City of New York, Fiscal Year 2016 Series E, GO, 5.00%, 8/1/2024	90,000	92,371
City of New York, Fiscal Year 2017 Series C, GO, 5.00%, 8/1/2025	40,000	41,661
City of New York, Fiscal Year 2018
Series B, Subseries B-4, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (c)	25,000,000	25,000,000
Series 2018F-1, GO, 4.00%, 4/1/2025	30,000	30,453
City of New York, Tax-Exempt
Series A, Subseries A-1, GO, 5.00%, 8/1/2024	25,000	25,195
Subseries A-1, GO, 5.00%, 10/1/2024	70,000	70,105
Series 2015C, GO, 5.00%, 8/1/2025	30,000	31,067
Series A, Subseries A-1, GO, 5.25%, 8/1/2025	60,000	60,503
City of Rochester
Series 2022III, GO, BAN, 4.00%, 8/2/2023	135,000	135,256
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	187

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series 2023I, GO, BAN, 4.50%, 2/28/2024	30,350,000	30,680,463
City of Syracuse, Public Improvement Series 2019A, GO, 4.00%, 5/15/2023	20,000	20,032
Cooperstown Central School District GO, BAN, 4.00%, 6/28/2023	5,204,000	5,205,347
Corning City School District Series 2022A, GO, BAN, 4.00%, 6/26/2023	5,119,500	5,127,494
County of Livingston, Public Improvement GO, 4.00%, 2/1/2024	35,000	35,269
County of Nassau Series 2013B, GO, 5.00%, 4/1/2023 (b)	35,000	35,052
County of Nassau, General Improvement Series 2016A, GO, 5.00%, 1/1/2025	50,000	51,650
County of Onondaga
GO, 5.00%, 3/15/2023	25,000	25,017
GO, 5.00%, 4/15/2023	60,000	60,135
County of Orange Series 2015A, GO, AGM, 5.00%, 3/1/2023	70,000	70,000
County of Saratoga GO, BAN, 4.00%, 9/22/2023	10,000,000	10,014,999
County of Westchester Series 2012B, GO, 2.00%, 7/1/2023	35,000	34,873
Dunkirk City School District GO, BAN, 4.00%, 6/28/2023	7,200,000	7,201,864
East Aurora Union Free School District GO, AGM, 5.00%, 6/15/2023	45,000	45,226
Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project
Rev., 5.00%, 5/1/2023	25,000	25,075
Series 2015A, Rev., 5.00%, 5/1/2023	25,000	25,075
Series 2013A, Rev., 5.00%, 5/1/2026	195,000	195,506
Series 2013A, Rev., 5.00%, 5/1/2027	75,000	75,195
Fairport Central School District GO, 4.00%, 6/15/2023	20,000	20,048
Greene Central School District Series B, GO, BAN, 4.00%, 6/29/2023	11,678,000	11,695,519
Greenport Union Free School District GO, BAN, 3.50%, 6/23/2023	2,880,000	2,875,978
Hudson Yards Infrastructure Corp., Second Indenture Series 2017A, Rev., 5.00%, 2/15/2025	20,000	20,705
Iroquois Central School District GO, 5.00%, 6/15/2025	25,000	25,940
Island Trees Union Free School District GO, 4.00%, 8/1/2023	25,000	25,018
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Long Island Power Authority, Electric System
Series 2020B, Rev., 0.85%, 9/1/2025 (c)	125,000	115,971
Rev., 1.00%, 9/1/2025	315,000	290,832
Longwood Central School District Suffolk County GO, 5.00%, 6/1/2023	20,000	20,092
Metropolitan Transportation Authority
Series 2013A, Rev., 5.00%, 5/15/2023 (b)	60,000	60,213
Series 2013A, Rev., AGM - CR, 5.00%, 5/15/2023 (b)	30,000	30,106
Series 2014C, Rev., 5.00%, 11/15/2023	355,000	358,040
Series 2017B, Rev., 5.00%, 11/15/2023	225,000	226,920
Series A-1, Rev., 5.00%, 11/15/2023	35,000	35,300
Series A2, Rev., 5.00%, 11/15/2023	100,000	100,856
Subseries B-3, Rev., 5.00%, 11/15/2023	20,000	20,171
Series 2017B, Rev., 5.00%, 11/15/2024	250,000	255,900
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2016A, Rev., 5.00%, 11/15/2023	100,000	101,225
Series 2017A, Rev., 5.00%, 11/15/2023	10,000	10,123
Series 2013B-1, Rev., 5.00%, 11/15/2024	125,000	126,329
Minisink Valley Central School District GO, 4.00%, 4/15/2023	75,000	75,076
Monroe County Industrial Development Corp., The Rochester General Hospital Project Series 2013-B, Rev., 4.00%, 12/1/2023	500,000	500,064
Monroe County Industrial Development Corp., University of Rochester Project Series 2013A, Rev., 5.00%, 7/1/2023 (b)	20,000	20,122
Moravia Central School District GO, AGM, 2.50%, 6/15/2023	200,000	199,397
Moriah Central School District GO, BAN, 3.75%, 7/13/2023	14,750,000	14,751,574
Mount Vernon City School District GO, 5.00%, 9/15/2023	25,000	25,236
Nassau Health Care Corp. Rev., 5.00%, 8/1/2023	100,000	100,625
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Health and Hospitals Corp., Health System Series 2008C, Rev., VRDO, LOC : TD Bank NA, 3.42%, 3/7/2023 (c)	25,000,000	25,000,000
New York City Industrial Development Agency, Queens Baseball Stadium Project Series 2021A, Rev., AGM, 5.00%, 1/1/2028	1,250,000	1,346,868
New York City Industrial Development Agency, Yankee Stadium Project Series 2009A, Rev., AGC, Zero Coupon, 3/1/2023 (b)	30,000	30,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2021 Subseries SUBEE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.60%, 3/1/2023 (c)	40,000,000	40,000,000
New York City Transitional Finance Authority Future Tax Secured
Subseries F-1, Rev., 5.00%, 3/30/2023	1,675,000	1,677,313
Series 2013I, Rev., 5.00%, 5/1/2023	2,425,000	2,432,101
Series 2021A, Rev., 5.00%, 11/1/2023	120,000	121,541
Series B, Subseries B-1, Rev., 5.00%, 8/1/2024	25,000	25,690
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2016 Series 2016S-1, Rev., 5.00%, 7/15/2023 (b)	45,000	45,309
New York City Transitional Finance Authority, Future Tax Secured
Subseries F-1, Rev., 5.00%, 3/30/2023	20,000	20,028
Series 2013 I, Rev., 5.00%, 5/1/2023	45,000	45,142
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries A-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (c)	50,000,000	50,000,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013
Series I, Rev., 3.00%, 5/1/2023	50,000	49,983
Series H, Rev., 5.00%, 5/1/2023	185,000	185,542
Series I, Rev., 5.00%, 5/1/2023	55,000	55,161
Series D, Rev., 2.00%, 11/1/2024	35,000	34,198
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014
Series 2014B-1, Rev., 5.00%, 11/1/2024	25,000	25,577
Subseries C, Rev., 5.00%, 11/1/2026	20,000	20,415
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series B, Subseries B-1, Rev., 3.00%, 8/1/2023	15,000	14,997
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Series 2016A-1, Rev., 4.00%, 8/1/2023	25,000	25,099
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 5.00%, 5/1/2024	25,000	25,562
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018
Series 2018-A-1, Rev., 5.00%, 8/1/2023	10,000	10,080
Series B, Subseries B-1, Rev., 5.00%, 8/1/2024 (b)	30,000	30,752
Series B, Subseries B-1, Rev., 5.00%, 8/1/2024	10,000	10,276
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020 Series 2020A, Rev., 5.00%, 5/1/2023	20,000	20,063
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021
Series 2021C, Subseries C-1, Rev., 5.00%, 5/1/2024	25,000	25,562
Series 2021-1, Rev., 5.00%, 11/1/2025	40,000	41,918
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022B, Rev., 5.00%, 8/1/2024	530,000	544,628
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Subseries F-1, Rev., 5.00%, 3/30/2023	620,000	620,857
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2013 Series 2013H, Rev., 5.00%, 5/1/2023	70,000	70,205
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	189

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2016 Subseries E-1, Rev., 5.00%, 2/1/2025	125,000	129,566
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019 Series 2019DD-2, Rev., 5.00%, 6/15/2025	25,000	25,342
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series CC, Rev., 4.00%, 6/15/2023 (b)	35,000	35,087
New York State Dormitory Authority, Barnard College Series 2020A, Rev., 4.00%, 7/1/2023	30,000	30,061
New York State Dormitory Authority, Court Facilities Series 2005A, Rev., 5.50%, 5/15/2023	135,000	135,630
New York State Dormitory Authority, Great Neck Library Series 2014, Rev., 3.00%, 5/1/2023	50,000	49,984
New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai Series 2015A, Rev., 5.00%, 7/1/2025	35,000	36,195
New York State Dormitory Authority, Interagency Council Series 2019A, Rev., 4.00%, 7/1/2023	205,000	205,426
New York State Dormitory Authority, Memorial Sloan- Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2023	25,000	25,144
New York State Dormitory Authority, New York University Series 2019A, Rev., 5.00%, 7/1/2023	110,000	110,677
New York State Dormitory Authority, Northwell Health Obligated Group Series 2019B2, Rev., 5.00%, 5/1/2024 (c)	240,000	242,196
New York State Dormitory Authority, Onondaga-Cortland-Madison Board of Cooperative Educational Services Rev., 5.00%, 8/15/2023	25,000	25,194
New York State Dormitory Authority, School Districts Financing Program
Series A, Rev., AGM, 5.00%, 4/1/2023	105,000	105,156
Series 2017G, Rev., 4.00%, 10/1/2023	20,000	20,103
Series 2012D, Rev., AGM, 5.00%, 10/1/2023	300,000	300,444
Series 2015D, Rev., 5.00%, 10/1/2023	20,000	20,217
Series 2016G, Rev., 5.00%, 10/1/2023	40,000	40,430
Series 2017F, Rev., 5.00%, 10/1/2023	20,000	20,204
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series H, Rev., 5.00%, 10/1/2023	10,000	10,015
Series 2017G, Rev., 5.00%, 10/1/2024	65,000	66,947
Series 2018A, Rev., 5.00%, 10/1/2024	50,000	51,497
Series C, Rev., 5.00%, 10/1/2024	15,000	15,021
Series H, Rev., 5.00%, 10/1/2025	10,000	10,011
New York State Dormitory Authority, State Personal Income Tax
Series 2021E, Rev., 5.00%, 3/15/2023	20,000	20,014
Series 2015B, Rev., 5.00%, 2/15/2024 (b)	20,000	20,371
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series A, Rev., 5.00%, 3/15/2023 (b)	205,000	205,143
Series 2014A, Rev., 4.00%, 2/15/2024 (b)	35,000	35,290
Series 2014A, Rev., 5.00%, 2/15/2024 (b)	60,000	61,102
Series 2019D, Rev., 5.00%, 2/15/2024	40,000	40,726
New York State Dormitory Authority, State Sales Tax
Series 2013A, Rev., 5.00%, 3/15/2023 (b)	1,190,000	1,190,811
Series 2015A, Rev., 5.00%, 3/15/2023	215,000	215,154
Series 2015B, Rev., 5.00%, 3/15/2023	270,000	270,193
Series 2017A, Rev., 5.00%, 3/15/2023	95,000	95,068
Series 2018-A, Rev., 5.00%, 3/15/2023 (b)	25,000	25,016
Series 2018-A, Rev., 5.00%, 3/15/2023	5,000	5,004
Series 2018C, Rev., 5.00%, 3/15/2023	20,000	20,014
Series 2016A, Rev., 5.00%, 3/15/2024 (b)	50,000	50,975
Series 2015A, Rev., 5.00%, 3/15/2025 (b)	25,000	25,949
New York State Dormitory Authority, Third General Resolution, State University Educational Facilities Series 2005A, Rev., NATL - RE, 5.50%, 5/15/2023	30,000	30,138
New York State Energy Research and Development Authority, Electric and Gas Corp. Project Series 2004C, Rev., 2.63%, 7/3/2023 (c)	425,000	422,964
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2015A, Rev., 5.00%, 6/15/2023	20,000	20,106
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Series 2013A, Rev., 5.00%, 6/15/2025	40,000	40,201
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program Series 2012E, Rev., 5.00%, 5/15/2024	40,000	40,103
New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.46%, 3/7/2023 (c)	22,000,000	22,000,000
New York State Thruway Authority
Series K, Rev., 5.00%, 1/1/2024	50,000	50,706
Series L, Rev., 5.00%, 1/1/2024	40,000	40,565
New York State Thruway Authority, State Personal Income Tax, Transportation
Series 2013A, Rev., 5.00%, 3/15/2024	25,000	25,038
Series 2013A, Rev., 5.00%, 3/15/2025	60,000	60,071
New York State Urban Development Corp., Personal Income Tax
Series 2013C, Rev., 5.00%, 3/15/2023 (b)	350,000	350,231
Series 2013D, Rev., 5.00%, 3/15/2023 (b)	265,000	265,155
Series 2016-A, Rev., 5.00%, 3/15/2025	30,000	31,089
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2013C, Rev., 5.00%, 3/15/2023	35,000	35,025
Series 2013C, Rev., 5.00%, 3/15/2023 (b)	730,000	730,481
Series 2013D, Rev., 5.00%, 3/15/2023	45,000	45,032
Series 2013E-A, Rev., 5.00%, 3/15/2023	165,000	165,118
Series 2013E-B, Rev., 5.00%, 3/15/2023 (b)	195,000	195,128
Series 2015A, Rev., 5.00%, 3/15/2023	150,000	150,107
Series 2020C, Rev., 5.00%, 3/15/2023	75,000	75,054
Series A-1, Rev., 5.00%, 3/15/2023 (b)	120,000	120,079
Series 2014A, Rev., 5.00%, 3/15/2024 (b)	50,000	50,955
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL - RE, 5.50%, 3/15/2023	30,000	30,027
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 5.00%, 3/15/2023	900,000	900,643
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Niskayuna Central School District GO, 4.00%, 4/15/2023	70,000	70,062
Norwood-Norfolk Central School District GO, BAN, 3.75%, 6/29/2023	8,055,000	8,050,621
Odessa-Montour Central School District GO, BAN, 4.00%, 6/30/2023	14,071,000	14,077,450
Onondaga County Water Authority Series 2015A, Rev., 2.25%, 9/15/2023	40,000	39,726
Otselic Valley Central School District GO, BAN, 4.00%, 6/29/2023	4,320,000	4,322,673
Pearl River Union Free School District GO, 2.00%, 6/1/2023	20,000	19,909
Pembroke Central School District GO, BAN, 4.00%, 6/30/2023	3,790,536	3,792,648
Pleasantville Union Free School District GO, 5.00%, 5/1/2023	20,000	20,057
Port Authority of New York and New Jersey, Consolidated
Series 209, Rev., 5.00%, 7/15/2023	20,000	20,133
Series 189, Rev., 5.00%, 5/1/2025	45,000	46,826
Series 175, Rev., 5.00%, 12/1/2025	100,000	100,149
Series 179, Rev., 5.00%, 12/1/2025	175,000	177,355
Series 175, Rev., 4.00%, 12/1/2026	25,000	25,019
Putnam Valley Central School District GO, BAN, 3.75%, 7/14/2023	11,130,000	11,141,356
Queensbury Union Free School District Series A, GO, BAN, 3.50%, 6/28/2023	8,370,000	8,359,907
Sales Tax Asset Receivable Corp., Fiscal Year 2015
Series 2015A, Rev., 5.00%, 10/15/2023 (b)	40,000	40,460
Series 2015A, Rev., 5.00%, 10/15/2024 (b)	45,000	46,372
Sandy Creek Central School District GO, BAN, 3.25%, 6/23/2023	4,757,648	4,748,550
Saratoga Springs City School District GO, BAN, 3.50%, 6/29/2023	12,012,000	11,984,889
Sayville Union Free School District GO, 3.00%, 6/15/2023	25,000	24,987
Shenendehowa Central School District GO, 3.00%, 6/15/2023	65,000	64,952
South Country Central School District at Brookhaven GO, 5.00%, 10/15/2023	35,000	35,372
Southwestern Central School District GO, BAN, 3.75%, 7/19/2023	3,950,723	3,949,422
Spencer Van Etten Central School, Tompkins and Schuyler, New York District Refunding GO, 4.00%, 6/15/2023	25,000	25,044
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	191

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
State of New York
Series 2013A, GO, 3.00%, 3/1/2023 (b)	30,000	30,000
Series 2013A, GO, 5.00%, 3/1/2023 (b)	50,000	50,000
Series 2015A, GO, 5.00%, 3/15/2023	25,000	25,016
Suffolk County Water Authority, Water System Series 2014A, Rev., 5.00%, 6/1/2023 (b)	20,000	20,091
Sweet Home Central School District GO, BAN, 3.75%, 6/28/2023	31,110,218	31,130,689
Three Village Central School District Brookhaven & Smithtown GO, 5.00%, 5/15/2025	30,000	31,191
Town of Colonie, Public Improvement GO, AGM, 2.00%, 3/1/2023	50,000	50,000
Town of Cornwall, Public Improvement GO, 3.50%, 3/1/2023	40,000	40,000
Town of Hempstead
GO, AGM, 4.00%, 4/1/2023	200,000	200,128
Series 2018A, GO, 5.00%, 6/15/2023	35,000	35,180
Town of Oyster Bay GO, 3.00%, 3/9/2023	25,000	24,999
Town of Oyster Bay, Public Improvement GO, 4.00%, 11/1/2023	200,000	201,107
Triborough Bridge & Tunnel Authority
Series 2012A, Rev., 4.00%, 3/16/2023	130,000	130,037
Series 2013A, Rev., 5.00%, 5/15/2023	1,005,000	1,008,546
Series 2022A, Rev., BAN, 5.00%, 8/15/2024	55,000	56,302
Series 2013A, Rev., 5.00%, 11/15/2024	65,000	65,223
Triborough Bridge and Tunnel Authority
Series 2012B, Rev., 5.00%, 3/16/2023	40,000	40,027
Series 2013A, Rev., 5.00%, 5/15/2023	85,000	85,300
Series 2013C, Rev., 5.00%, 5/15/2023 (b)	40,000	40,150
Series 2008B-1, Rev., 5.00%, 11/15/2023 (b)	25,000	25,326
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2012B, Rev., 4.00%, 3/16/2023	355,000	355,102
Series 2012B, Rev., 5.00%, 3/16/2023	1,445,000	1,445,967
Series 2013A, Rev., 5.00%, 5/15/2023	390,000	391,376
Series 2016A, Rev., 5.00%, 11/15/2023	20,000	20,256
Tully Central School District GO, BAN, 4.00%, 6/28/2023	3,400,000	3,400,880
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Utility Debt Securitization Authority
Series 2016A, Rev., 5.00%, 6/15/2025	185,000	185,840
Series 2016B, Rev., 5.00%, 6/15/2025	25,000	25,114
Series 2016A, Rev., 5.00%, 12/15/2025	25,000	25,313
Utility Debt Securitization Authority, Restructuring Rev., 5.00%, 6/15/2025	25,000	25,114
Vestal Central School District GO, BAN, 4.00%, 9/29/2023	639,740	640,362
Victor Central School District Series B, GO, BAN, 3.75%, 9/15/2023	2,267,382	2,267,097
Village of Frankfort, Public Improvement GO, AGM, 3.00%, 11/15/2023	25,000	24,907
Washingtonville Central School District GO, 5.00%, 6/15/2023	65,000	65,325
Waverly Central School District GO, BAN, 3.75%, 7/27/2023	2,500,000	2,498,247
Wayland-Cohocton Central School District GO, BAN, 3.25%, 6/23/2023	9,000,000	8,985,569
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021D, Rev., 2.88%, 7/1/2026 (e)	1,885,000	1,798,077
Total New York		482,909,245
North Carolina — 1.1%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Variable Rate, Health Care
Series 2021E, Rev., VRDO, LOC : Royal Bank of Canada, 2.30%, 3/1/2023 (c)	20,000,000	20,000,000
Series 2021B, Rev., 5.00%, 12/2/2024 (c)	1,430,000	1,469,804
Charlotte-Mecklenburg Hospital Authority (The), Healthcare System, Atrium Health Series 2018C, Rev., 3.45%, 10/31/2025 (c)	910,000	909,081
City of Charlotte
Series 2013C, COP, 5.00%, 6/1/2023	25,000	25,111
Series 2019B, COP, 5.00%, 6/1/2023	325,000	326,401
Series 2013B, GO, 5.00%, 7/1/2023	25,000	25,153
City of Charlotte, Airport Special Facilities, Charlotte Douglas International Airport Series 2017A, Rev., 5.00%, 7/1/2024	35,000	35,823
City of Charlotte, Convention Facility Project Series 2019A, COP, 5.00%, 6/1/2024	60,000	61,317
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
City of Charlotte, Equipment Acquisition and Public Facilities Series 2016A, COP, 5.00%, 12/1/2023	30,000	30,393
City of Durham GO, 5.00%, 9/1/2023	10,000	10,093
City of Raleigh Series 2020A, Rev., 5.00%, 6/1/2023	25,000	25,111
City of Raleigh, Combined Enterprise System Series 2013A, Rev., 5.00%, 3/1/2023 (b)	45,000	45,000
City of Raleigh, Limited Obligation Rev., 5.00%, 2/1/2024	50,000	50,822
County of Brunswick, Enterprise Systems Rev., 5.00%, 4/1/2023	25,000	25,035
County of Buncombe Series A, Rev., 5.00%, 6/1/2023	70,000	70,316
County of Cabarrus GO, 5.00%, 3/1/2023	20,000	20,000
County of Forsyth
GO, 5.00%, 4/1/2023	30,000	30,043
GO, 5.00%, 12/1/2023	25,000	25,337
County of Forsyth, Public Improvement GO, 4.00%, 5/1/2023	125,000	125,080
County of Johnson, Limited Obligation Series 2020A, Rev., 5.00%, 4/1/2023	10,000	10,015
County of New Hanover, Community College Series 2013A, GO, 3.00%, 6/1/2023 (b)	20,000	19,992
County of Onslow Series 2012A, Rev., 4.00%, 6/1/2023	50,000	50,032
County of Onslow, Limited Obligation Rev., 5.00%, 6/1/2023	20,000	20,089
County of Wake, Hospital System Rev., NATL - RE, 5.13%, 10/1/2026 (b)	100,000	103,685
County of Wake, Public Improvement Series 2018A, GO, 5.00%, 3/1/2023	25,000	25,000
Durham Capital Financing Corp., Limited Obligation Rev., 5.00%, 6/1/2023 (b)	20,000	20,091
Greenville Utilities Commission Rev., 5.00%, 4/1/2023	75,000	75,110
Jacksonville Public Facilities Corp. Rev., 5.00%, 4/1/2023	20,000	20,028
North Carolina Capital Facilities Finance Agency, Duke University Project Series 2015B, Rev., 5.00%, 10/1/2025 (b)	20,000	20,975
North Carolina Housing Finance Agency, Homeownership
Series 45, Rev., GNMA / FNMA / FHLMC COLL, 0.40%, 7/1/2023	110,000	108,866
Series 44, Rev., 1.50%, 7/1/2024	230,000	223,404
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (c)	325,000	339,850
North Carolina Medical Care Commission, Novant Health Series 2013A, Rev., 5.00%, 11/1/2024	160,000	160,210
North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2012B, Rev., 5.00%, 12/1/2023	240,000	240,317
North Carolina Municipal Power Agency No. 1, Catawba Electric Series A, Rev., 5.00%, 1/1/2024	25,000	25,384
North Carolina State University at Raleigh Series 2013A, Rev., 5.00%, 10/1/2023 (b)	20,000	20,210
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5.00%, 1/1/2024	1,150,000	1,163,975
Orange County Public Facilities Co., Limited Obligation Rev., 5.00%, 10/1/2023	40,000	40,425
State of North Carolina
Rev., 5.00%, 3/1/2023	800,000	800,000
Series 2015A, GO, 5.00%, 6/1/2023	25,000	25,118
Rev., 5.00%, 3/1/2024	40,000	40,704
State of North Carolina, Limited Obligation
Series 2013A, Rev., 5.00%, 5/1/2023	10,000	10,030
Series 2013A, Rev., 2.25%, 5/1/2026	10,000	9,654
Town of Oak Island, Enterprise System Rev., AGM, 5.00%, 6/1/2023	10,000	10,042
University of North Carolina at Greensboro Rev., 5.00%, 4/1/2023	125,000	125,169
Total North Carolina		27,018,295
North Dakota — 0.0% ^
City of Fargo Series 2019A, GO, 5.00%, 5/1/2023	20,000	20,061
City of Grand Forks, Altru Health System Rev., 5.00%, 12/1/2024	120,000	122,168
City of West Fargo Series 2017A, GO, 5.00%, 5/1/2023	25,000	25,069
County of Stutsman Series 2014A, GO, 4.00%, 10/1/2023	25,000	25,077
Minot Public School District No. 1 GO, 4.00%, 8/1/2025	25,000	25,579
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2020B, Rev., 1.05%, 7/1/2026	125,000	114,432
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	193

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Dakota — continued
North Dakota Public Finance Authority, Capital Financing Program Series 2019A, Rev., 1.75%, 11/1/2023	430,000	423,927
North Dakota Public Finance Authority, State Revolving Fund Program Series 2012A, Rev., 5.00%, 10/1/2023	35,000	35,051
North Dakota State University of Housing and Auxiliary Facilities Series 2015A, Rev., 5.00%, 4/1/2023	20,000	20,026
West Fargo Public School District No. 6, School Building GO, 4.00%, 8/1/2024	40,000	40,455
Total North Dakota		851,845
Ohio — 4.8%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron
Series 2022A, Rev., 5.00%, 11/15/2026	355,000	377,029
Series 2022A, Rev., 5.00%, 11/15/2027	470,000	507,839
American Municipal Power, Inc., Prairie State Energy Campus Project
Series 2019B, Rev., 5.00%, 2/15/2024	20,000	20,312
Series 2015A, Rev., 5.00%, 2/15/2026	75,000	76,178
Bowling Green State University, General Receipts Series 2020A, Rev., 5.00%, 6/1/2023	20,000	20,081
Central Ohio Solid Waste Authority, Solid Waste Facilities, Limited Tax GO, 5.00%, 12/1/2023	45,000	45,589
City of Akron, Income Tax Rev., 5.00%, 12/1/2023	20,000	20,280
City of Akron, Various Purpose GO, 4.00%, 12/1/2023	200,000	200,119
City of Athens, Swimming Pool Facilities GO, 3.00%, 12/1/2023	25,000	24,956
City of Cincinnati
Series 2015A, GO, 5.00%, 12/1/2023 (b)	15,000	15,202
Series 2015A, GO, 5.00%, 12/1/2023	20,000	20,262
City of Delaware GO, BAN, 4.38%, 1/18/2024	2,675,000	2,682,248
City of Westerville, Special Obligation Rev., 5.00%, 12/1/2023	25,000	25,336
Cleveland Heights and University Heights City School District, School Improvement GO, 5.00%, 6/1/2023 (b)	150,000	150,684
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
Columbus Metropolitan Library, Ohio Library Facilities, Special Obligation Series 2020, Rev., 4.00%, 12/1/2024	20,000	20,269
County of Allen, Hospital Facilities, Mercy Health Series 2017A, Rev., 5.00%, 8/1/2024	720,000	735,651
County of Franklin, Hospital Facilities Rev., 5.00%, 5/15/2023	35,000	35,130
County of Franklin, Limited Tax GO, 5.00%, 6/1/2023	25,000	25,113
County of Franklin, Ohio Health Corp. Series 2018D, Rev., VRDO, 2.78%, 3/9/2023 (c)	30,000,000	30,000,000
County of Greene, Sewer System Series 2007A, Rev., AMBAC, 5.00%, 12/1/2023	50,000	50,654
County of Hamilton, Parking Facilities, Limited Tax Series 2021A, GO, 5.00%, 12/1/2023	25,000	25,329
County of Hamilton, Sales Tax Series 2016A, Rev., 5.00%, 12/1/2024	35,000	36,099
County of Montgomery, Catholic Health Initiatives Series 2008D-2, Rev., 5.45%, 11/13/2023 (b)	140,000	142,142
Cuyahoga Community College District, Facilities Construction Improvement, Unlimited Tax GO, 3.00%, 12/1/2023	20,000	19,967
Cuyahoga Metropolitan Housing Authority Rev., FHA, 4.75%, 12/1/2025 (c)	4,350,000	4,428,625
Cuyahoga Metropolitan Housing Authority, Carver Park Phase III Project Rev., FHA, 4.00%, 6/1/2025 (c)	7,200,000	7,203,823
Dayton Metro Library, Unlimited Tax GO, 4.00%, 12/1/2024	40,000	40,588
Dublin City School District, School Facilities Construction and Improvement GO, 4.00%, 12/1/2024	20,000	20,308
Eastwood Local School District COP, 3.00%, 6/1/2023	30,000	29,965
Franklin County Convention Facilities Authority, Tax Lease
Rev., 5.00%, 12/1/2023 (b)	50,000	50,692
Rev., 5.00%, 12/1/2024 (b)	75,000	77,484
Highland Local School District, School Improvement Series 2018A, GO, 5.00%, 6/1/2023 (b)	100,000	100,456
Hocking Technical College District Rev., 5.00%, 7/1/2023 (b)	40,000	40,225
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Lakewood City School District Series 2014B, GO, 5.00%, 11/1/2023	115,000	116,378
Licking County Career and Technology Education Centers GO, 3.13%, 12/1/2023	50,000	49,954
Lucas-Plaza Housing Development Corp. Rev., FHA, Zero Coupon, 6/1/2024 (b)	810,000	777,537
Northeast Ohio Regional Sewer District, Wastewater Improvement Rev., 5.00%, 5/15/2023 (b)	40,000	40,141
Northwest Local School District, School Improvement, Unlimited Tax GO, 5.00%, 12/1/2023 (b)	45,000	45,606
Oak Hills Local School District, School Improvement GO, 5.00%, 12/1/2023	20,000	20,247
Ohio Higher Educational Facility Commission, Case Western University Project
Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.23%), 3.03%, 3/9/2023 (d)	5,500,000	5,275,378
Rev., 5.00%, 12/1/2023 (b)	45,000	45,556
Rev., 5.00%, 12/1/2023	100,000	101,198
Ohio Housing Finance Agency, Marianna Terrace Apartments Series 2022A, Rev., 1.30%, 3/1/2024 (c)	1,000,000	971,382
Ohio Housing Finance Agency, RAD Post Oak LLC Series 2022, Rev., 3.35%, 7/1/2024 (c)	4,740,000	4,666,619
Ohio State University (The), General Receipts
Series 2012A, Rev., 5.00%, 6/1/2023	20,000	20,081
Series 2010D, Rev., 5.00%, 12/1/2023	40,000	40,494
Ohio State University (The), General Receipts, Special Purpose
Series 2013A, Rev., 5.00%, 6/1/2024	170,000	170,718
Series 2013A, Rev., 5.00%, 6/1/2025	20,000	20,085
Ohio Water Development Authority Series 2013A, Rev., 5.00%, 6/1/2023	485,000	487,285
Orange City School District, Unlimited Tax GO, 5.00%, 12/1/2023	40,000	40,529
Perrysburg Exempted Village School District, Unlimited Tax GO, 5.00%, 12/1/2023	30,000	30,359
State of Ohio
Series 2018A, Rev., 5.00%, 4/1/2023	25,000	25,034
Series 2016A, GO, 5.00%, 12/15/2023	35,000	35,512
Series 2016A, Rev., 5.00%, 2/1/2025	50,000	51,638
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
State of Ohio, Adult Correctional Building Fund Projects Series 2013A, Rev., 5.00%, 10/1/2024	35,000	36,010
State of Ohio, Capital Facilities Lease Appropriation
Series 2017A, Rev., 5.00%, 12/1/2023	25,000	25,324
Series 2017A, Rev., 5.00%, 12/1/2024	25,000	25,802
State of Ohio, Capital Facilities Lease Appropriation Cultural and Sports Facilities Building Fund Projects Series 2016A, Rev., 5.00%, 10/1/2023	50,000	50,505
State of Ohio, Cleveland Clinic Health System Series 2019D-2, Rev., VRDO, 2.78%, 3/9/2023 (c)	20,890,000	20,890,000
State of Ohio, Higher Education
Series 2014A, GO, 4.00%, 5/1/2023	25,000	25,035
Series 2011A, GO, 5.00%, 8/1/2023	10,000	10,077
Series 2014A, GO, 4.00%, 5/1/2024	80,000	80,828
State of Ohio, Highway Improvement Series T, GO, 5.00%, 11/1/2023	95,000	96,151
State of Ohio, Infrastructure Improvement
Series 2015B, GO, 5.00%, 3/1/2023 (b)	75,000	75,000
Series 2012C, GO, 5.00%, 9/1/2023	25,000	25,233
Series 2015A, GO, 5.00%, 9/1/2023	25,000	25,233
Series 2015B, GO, 5.00%, 9/1/2023	25,000	25,233
Series 2016A, GO, 5.00%, 9/1/2023	20,000	20,187
Series 2017B, GO, 5.00%, 9/1/2025	30,000	31,467
State of Ohio, Juvenile Correctional Building Fund Projects Rev., 5.00%, 10/1/2023	35,000	35,354
State of Ohio, Major New Infrastructure Project
Series 2016-1, Rev., 5.00%, 12/15/2023	25,000	25,340
Series 2018-1, Rev., 5.00%, 12/15/2023	120,000	121,633
Series 2019-1, Rev., 5.00%, 12/15/2023	25,000	25,340
Series 2018-1, Rev., 5.00%, 12/15/2024	30,000	30,986
State of Ohio, State Infrastructure Series 2019A, GO, 5.00%, 3/1/2023	20,000	20,000
State of Ohio, University Hospitals Health System, Inc.
Series 2021B, Rev., VRDO, 3.00%, 3/3/2023 (c)	15,500,000	15,500,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	195

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Series B, Rev., VRDO, 3.02%, 3/9/2023 (c)	14,000,000	14,000,000
Series 2020B, Rev., 5.00%, 1/15/2025 (c)	295,000	301,830
Tender Option Bond Trust Receipts/ Certificates
Series C, Rev., VRDO, LIQ : Citibank NA, 2.87%, 3/9/2023 (c) (e)	4,000,000	4,000,000
Series 2018-XF2703, GO, VRDO, LIQ : Barclays Bank plc, 2.90%, 3/9/2023 (c) (e)	4,000,000	4,000,000
Toledo City School District, School Facilities Improvement GO, 5.00%, 12/1/2023 (b)	20,000	20,269
University of Toledo Series 2018A, Rev., 5.00%, 6/1/2023	500,000	501,844
Westerville City School District, School Facilities Project COP, 5.00%, 12/1/2023	30,000	30,393
Wright State University Series 2021A, Rev., 4.00%, 5/1/2024	500,000	500,853
Total Ohio		120,856,293
Oklahoma — 1.6%
Canadian County Independent School District No. 69 Mustang GO, 2.00%, 6/1/2023	45,000	44,787
City of Norman GO, 4.00%, 6/1/2023	60,000	60,120
City of Oklahoma City GO, 5.00%, 3/1/2023	25,000	25,000
Cleveland County Independent School District No. 2 Moore, Combined Purpose Series 2019-01, GO, 3.50%, 3/1/2023	380,000	380,000
Cleveland County Independent School District No. 29 Norman, Combined Purpose
GO, 3.00%, 3/1/2023	45,000	45,000
Series 2019B, GO, 3.00%, 5/1/2023	10,000	9,992
Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 5.00%, 9/1/2023	10,000	10,081
Oklahoma Capitol Improvement Authority, Office of Juvenile Affairs Project Series 2019B, Rev., 5.00%, 7/1/2023	20,000	20,109
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2024	100,000	102,372
Rev., 5.00%, 10/1/2025	30,000	31,235
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oklahoma — continued
Oklahoma County Finance Authority, Western Heights Public Schools Project Series 2018A, Rev., 5.00%, 9/1/2023	10,000	10,071
Oklahoma County Independent School District No. 89 Oklahoma City, Combined Purpose Series 2019A, GO, 3.00%, 7/1/2023	95,000	94,827
Oklahoma Development Finance Authority, Health System, Integris Obligated Group Series 2020C, Rev., VRDO, 3.10%, 3/9/2023 (c)	39,125,000	39,125,000
Oklahoma Turnpike Authority, Second Senior Series 2020A, Rev., 5.00%, 1/1/2025	125,000	128,900
Oklahoma Water Resources Board, Master Trust Series 2013A, Rev., 5.00%, 4/1/2023 (b)	15,000	15,022
Tulsa County Independent School District No. 1, Combined Purpose Series 2018B, GO, 3.00%, 8/1/2023	35,000	34,976
Tulsa County Industrial Authority Educational Facilities Lease, Broken Arrow Public Schools Project Rev., 5.00%, 9/1/2025	35,000	35,283
Tulsa Metropolitan Utility Authority Series 2019A, Rev., 5.00%, 4/1/2023	10,000	10,013
Tulsa Public Facilities Authority, Capital Improvement Rev., 3.00%, 6/1/2023	110,000	109,846
Total Oklahoma		40,292,634
Oregon — 0.7%
City of Beaverton Series 2020A, Rev., 5.00%, 6/1/2023	30,000	30,129
City of Eugene, Electric Utility System Rev., 4.00%, 8/1/2024	140,000	140,078
City of Hermiston GO, 3.00%, 3/1/2023	25,000	25,000
City of Portland, Water System Series 2014A, Rev., 5.00%, 5/1/2023	125,000	125,374
City of Portland, Water System, Second Lien Rev., 5.00%, 10/1/2023	20,000	20,029
City of Salem GO, 5.00%, 6/1/2023	30,000	30,133
City of Salem, Water and Sewer Rev., 5.00%, 6/1/2023	20,000	20,089
City of St. Helens GO, 3.00%, 6/1/2023	25,000	24,984
Clackamas Community College District Series B, GO, Zero Coupon, 6/15/2023	20,000	19,792
Columbia Multnomah and Washington Counties School District No. 1J GO, 5.00%, 6/15/2023	35,000	35,176
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oregon — continued
County of Clatsop GO, 4.00%, 6/15/2023	20,000	20,046
Crook County School District GO, 5.00%, 6/15/2023 (b)	200,000	200,971
Deschutes and Jefferson Counties School District No. 2J Redmond Series 2008B, GO, Zero Coupon, 6/15/2023	20,000	19,803
Hillsboro School District No. 1J GO, 5.00%, 6/15/2023	10,000	10,051
Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (c)	260,000	260,216
Klamath Falls City Schools Series 2015A, GO, 5.00%, 6/15/2023	30,000	30,150
Lane County School District No. 52 Bethel GO, 4.00%, 6/15/2023 (b)	25,000	25,062
Lebanon Rural Fire Protection District GO, 5.00%, 6/15/2023	25,000	25,114
Metro Series 2012A, GO, 5.00%, 6/1/2023	85,000	85,081
Metro, Oregon Convention Center Hotel Project Rev., 5.00%, 6/15/2025	20,000	20,824
Multnomah County School District No. 1 Portland Series 2020B, GO, 5.00%, 6/15/2023	200,000	201,029
Oregon State Facilities Authority, Peacehealth Series 2018B, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (c)	15,000,000	15,000,000
Oregon State Lottery
Series A, Rev., 4.00%, 4/1/2023	100,000	100,064
Series 2013A, Rev., 5.00%, 4/1/2023 (b)	500,000	500,737
Portland Community College District
GO, 3.00%, 6/15/2023 (b)	55,000	54,976
GO, 5.00%, 6/15/2023	30,000	30,159
Salem Hospital Facility Authority, Salem Health Project Series 2019A, Rev., 5.00%, 5/15/2023	25,000	25,078
State of Oregon Series F, GO, 5.00%, 5/1/2023	45,000	45,138
State of Oregon, Article XI-F(1) University Projects Series I, GO, 5.00%, 8/1/2023	20,000	20,156
State of Oregon, Article XI-Q State Projects Series 2019A, GO, 5.00%, 5/1/2023	45,000	45,138
State of Oregon, Housing and Community Services Department, Single-Family Mortgage Program
Series 2020A, Rev., 0.88%, 1/1/2024	325,000	317,408
Series 2014A, Rev., 3.00%, 1/1/2024	200,000	198,606
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
Series 2020A, Rev., 0.90%, 7/1/2024	435,000	419,169
State of Oregon, University System Series 2013A, GO, 3.25%, 8/1/2023 (b)	25,000	25,011
Tri-County Metropolitan Transportation District of Oregon Series 2017A, Rev., 5.00%, 10/1/2023	45,000	45,442
Washington County Clean Water Services, Senior Lien Rev., 5.00%, 10/1/2023	20,000	20,215
Total Oregon		18,216,428
Pennsylvania — 7.4%
Abington School District Series 2021AA, GO, 5.00%, 3/15/2023	40,000	40,024
Allegheny County Higher Education Building Authority, Duquesne University Series 2014A, Rev., 5.00%, 3/1/2023	100,000	100,000
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018-A, Rev., 5.00%, 4/1/2023	420,000	420,522
Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2023	505,000	507,958
Bethel Park School District GO, 5.00%, 8/1/2025	35,000	36,512
Bristol Township School District GO, 5.00%, 6/1/2023	25,000	25,101
Canon McMillan School District Series 2014C, GO, 5.00%, 12/15/2023 (b)	1,500,000	1,520,647
Carlisle Area School District, Limited Tax GO, 3.00%, 9/1/2024	25,000	24,881
Centennial School District Bucks County
Series 2017C, GO, 5.00%, 12/15/2023	55,000	55,770
Series 2017A, GO, 5.00%, 12/15/2024	25,000	25,742
Cheltenham Township School District
GO, 4.00%, 9/15/2023	25,000	25,117
Series 2019A, GO, 4.00%, 2/15/2025	20,000	20,257
City of Philadelphia, Water and Wastewater System Rev., 5.00%, 10/1/2023	100,000	100,993
Commonwealth Financing Authority Series B, Rev., 5.00%, 6/1/2023	10,000	10,038
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2023	65,000	65,230
Rev., 5.00%, 6/1/2024	3,465,000	3,524,451
Rev., 5.00%, 6/1/2025	40,000	41,220
Rev., 5.00%, 6/1/2028	125,000	135,217
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	197

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Commonwealth of Pennsylvania
Series 1, GO, 4.00%, 7/1/2023	20,000	20,064
Series 2, GO, 5.00%, 1/15/2024	25,000	25,413
Series 2014-1, GO, 5.00%, 6/15/2024	40,000	40,958
GO, 5.00%, 7/1/2024	25,000	25,621
GO, 5.00%, 9/15/2026	20,000	21,426
Council Rock School District
GO, 4.00%, 11/15/2023	120,000	120,569
Series 2019A, GO, 4.00%, 11/15/2025	35,000	35,726
County of Adams Series 2017B, GO, 5.00%, 11/15/2023	25,000	25,298
County of Allegheny Series C-69, GO, 5.00%, 12/1/2023	50,000	50,071
County of Dauphin
Series 2016C, GO, 4.00%, 10/1/2023	25,000	25,114
GO, 4.00%, 11/15/2023	35,000	35,193
County of Lancaster GO, 5.00%, 5/1/2023	45,000	45,132
County of Montgomery Series 2009C, GO, 5.00%, 12/15/2023	25,000	25,037
County of York
GO, 5.00%, 6/1/2023 (b)	20,000	20,091
Series 2016A, GO, 3.00%, 12/1/2023	30,000	29,898
Delaware County Authority, Villanova University Rev., 5.00%, 8/1/2024	25,000	25,554
Delaware County Industrial Development Authority, United Parcel Service Project Rev., VRDO, 2.80%, 3/1/2023 (c)	40,000,000	40,000,000
Delaware River Port Authority Series 2018B, Rev., 5.00%, 1/1/2024	55,000	55,763
Delaware Valley Regional Finance Authority, Local Government Series 2020D, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (c)	19,500,000	19,500,000
Derry Township Industrial and Commercial Development Authority, Derry Township Municipal Center Project Rev., 1.00%, 11/15/2023	160,000	155,737
East Penn School District GO, 4.00%, 11/15/2023	45,000	45,210
Elizabeth Forward School District
Series 2021B, GO, AGM, 2.00%, 12/1/2023	20,000	19,666
Series 2021C, GO, AGM, 2.00%, 12/1/2023	10,000	9,833
Garnet Valley School District GO, 4.00%, 4/1/2023	25,000	25,013
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (c)	145,000	151,281
Gettysburg Area School District GO, 5.00%, 1/15/2024	20,000	20,253
Governor Mifflin School District Series 2012B, GO, 4.00%, 4/1/2023 (b)	25,000	25,016
Hamburg Area School District GO, 5.00%, 4/1/2023	120,000	120,167
Hanover Public School District GO, 4.50%, 3/1/2023	25,000	25,000
Hatboro-Horsham School District Series B, GO, 5.00%, 3/15/2023 (b)	80,000	80,053
Lancaster Industrial Development Authority, Garden Spot Village Project Rev., 5.38%, 5/1/2023 (b)	65,000	65,230
Marple Newtown School District GO, 5.00%, 6/1/2023	30,000	30,135
Methacton School District
GO, 5.00%, 3/1/2023	45,000	45,000
GO, 4.00%, 9/15/2025	75,000	76,472
Monroeville Finance Authority, University of Pittsburg Medical Center
Series 2013B, Rev., 3.50%, 7/1/2023	230,000	229,936
Rev., 5.00%, 2/15/2026	55,000	57,383
Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project Rev., 4.00%, 12/1/2023	125,000	124,878
North Allegheny School District, Unlimited Tax Series 2019A, GO, 4.00%, 5/1/2024	25,000	25,202
North Penn School District Series 2019A, GO, 3.00%, 1/15/2025	30,000	29,821
North Penn Water Authority Rev., (SIFMA Municipal Swap Index Yield + 0.56%), 3.36%, 3/9/2023 (d)	1,225,000	1,224,475
Northampton County General Purpose Authority, Lafayette College Rev., 5.00%, 11/1/2023	30,000	30,349
Northampton County General Purpose Authority, St. Luke's University Health Network Project Series 2016A, Rev., 5.00%, 8/15/2023	45,000	45,278
Owen J Roberts School District GO, 5.00%, 5/15/2023 (b)	70,000	70,261
Oxford Area School District Series 2019A, GO, 4.00%, 9/1/2023	40,000	40,130
Pennsylvania Economic Development Financing Authority Rev., 5.00%, 3/15/2026	50,000	52,239
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, PPL Electric Utilities Corporation Project Rev., 0.40%, 10/1/2023	800,000	779,602
Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center
Series 2017C, Subseries C1, Rev., (SIFMA Municipal Swap Index Yield + 0.37%), 3.17%, 3/9/2023 (d)	1,500,000	1,494,464
Series 2017A, Rev., 5.00%, 11/15/2023	1,730,000	1,747,095
Series 2014A, Rev., 5.00%, 2/1/2025	50,000	51,142
Series 2017A, Rev., 5.00%, 11/15/2026	25,000	26,408
Pennsylvania Higher Educational Facilities Authority Series AW, Rev., 5.00%, 6/15/2024	200,000	204,282
Pennsylvania Higher Educational Facilities Authority, BRYN MAWR College
Rev., 5.00%, 12/1/2023	25,000	25,327
Rev., 5.00%, 12/1/2024	70,000	72,137
Pennsylvania Higher Educational Facilities Authority, Drexel University Rev., 5.00%, 5/1/2023	265,000	265,688
Pennsylvania Higher Educational Facilities Authority, Philadelphia University Rev., 5.00%, 6/1/2023 (b)	20,000	20,081
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series AN, Rev., 5.00%, 6/15/2023	25,000	25,118
Pennsylvania Higher Educational Facilities Authority, Trustees of the University
Series 2016A, Rev., 5.00%, 8/15/2023	25,000	25,211
Series 2015A, Rev., 5.00%, 10/1/2023	25,000	25,270
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	253,578
Pennsylvania Turnpike Commission
Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (c)	33,000,000	33,000,000
Series 2019-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (c)	14,095,000	14,095,000
Series 2020A, Rev., VRDO, LOC : Barclays Bank plc, 2.72%, 3/9/2023 (c)	39,000,000	39,000,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 3.40%, 3/9/2023 (d)	25,000	25,015
Series 2016B, Rev., 5.00%, 6/1/2023	25,000	25,089
Series 2011A, Rev., 5.00%, 12/1/2023	35,000	35,419
Series A-1, Rev., 5.00%, 12/1/2023	25,000	25,299
Pennsylvania Turnpike Commission, Senior Lien Series 2012A, Rev., 5.00%, 12/1/2023	175,000	175,221
Perkiomen Valley School District
GO, 5.00%, 3/1/2023	25,000	25,000
GO, 5.00%, 3/1/2024	25,000	25,418
Peters Township School District Washington County GO, 5.00%, 1/15/2026	20,000	20,997
Philadelphia Authority for Industrial Development
Series B-2, Rev., VRDO, LOC : TD Bank NA, 2.78%, 3/9/2023 (c)	25,000,000	25,000,000
Rev., 5.00%, 5/1/2023	350,000	350,821
Pittsburgh School District GO, AGM, 5.00%, 9/1/2023	25,000	25,226
Reading Area Water Authority Rev., AGM, 4.00%, 12/1/2023	75,000	75,105
School District of Philadelphia Series F, GO, 5.00%, 9/1/2024	20,000	20,460
Southeastern Pennsylvania Transportation Authority Rev., 5.00%, 3/1/2025	45,000	46,607
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Rev., 5.00%, 6/1/2024	20,000	20,427
Southern Lehigh School District Series A, GO, 5.00%, 9/1/2023	35,000	35,294
State College Area School District GO, 4.00%, 3/1/2023	40,000	40,000
State Public School Building Authority, The School District of the City of Harrisburg Project Series 2016A, Rev., AGM, 4.00%, 12/1/2026 (b)	15,000	15,563
State Public School Building Authority, Westmoreland County Community College Series 2016A, Rev., AGM, 5.00%, 10/15/2023	10,000	10,109
Susquehanna Township School District GO, 4.00%, 5/15/2023	25,000	25,038
Township of Cranberry GO, 4.00%, 3/1/2023	35,000	35,000
Township of Hempfield GO, 5.00%, 10/15/2023	35,000	35,370
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	199

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Township of Lower Paxton GO, 4.00%, 4/1/2024	30,000	30,219
Township of Palmer Series 2020A, GO, 5.00%, 11/15/2023	30,000	30,359
Township of Radnor GO, 4.00%, 4/1/2023	225,000	225,107
Troy Area School District Bradford County GO, 4.00%, 3/1/2023	20,000	20,000
West Jefferson Hills School District
Series 2017A, GO, 5.00%, 8/1/2023	30,000	30,225
GO, 3.00%, 8/1/2024	25,000	24,873
Total Pennsylvania		187,194,290
Rhode Island — 0.1%
Rhode Island Commerce Corp. Series 2016A, Rev., 5.00%, 6/15/2023	150,000	150,677
Rhode Island Health and Educational Building Corp., Higher Education Facilities, Brown University Rev., 5.00%, 9/1/2023	25,000	25,229
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Rev., 5.00%, 5/15/2023	3,015,000	3,019,524
Rhode Island Health and Educational Building Corp., Providence College Series 2012B, Rev., 5.00%, 11/1/2023	125,000	125,167
Rhode Island Health and Educational Building Corp., Town of Lincoln Series 2020B, Rev., 4.00%, 5/15/2023	95,000	95,140
State of Rhode Island and Providence Plantations Lease Participation Certificates, School for The Deaf Project Series 2017D, COP, 5.00%, 4/1/2024	30,000	30,558
State of Rhode Island and Providence Plantations, Courthouse Project Series 2013A, COP, 5.00%, 10/1/2023	45,000	45,452
State of Rhode Island, Providence Plantations, Consolidated Capital Development Loan Series 2019A, GO, 5.00%, 5/1/2023	150,000	150,439
Town of Westerly Series 2014A, GO, 5.00%, 7/1/2023	45,000	45,268
Total Rhode Island		3,687,454
South Carolina — 0.5%
Beaufort County School District Series 2015B, GO, 5.00%, 3/1/2024	30,000	30,567
Berkeley County School District, Securing Assets for Education Series 2015A, Rev., 5.00%, 12/1/2025	95,000	96,392
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — continued
Charleston Educational Excellence Finance Corp.
Series 2013B, Rev., 5.00%, 12/1/2024	65,000	65,899
Series 2013B, Rev., 5.00%, 12/1/2025	35,000	35,500
City of Camden, Combined Public Utility System Rev., AGM, 2.00%, 3/1/2023	600,000	600,000
Clemson University, Higher Education Bonds
Rev., 5.00%, 5/1/2023	60,000	60,170
Series 2015B, Rev., 5.00%, 5/1/2023	80,000	80,226
County of Richland Series 2013B, GO, 5.00%, 3/1/2023	40,000	40,000
Dorchester County School District No. 2, Growth Installment Purchase Series 2013B, Rev., 4.00%, 12/1/2024	50,000	50,333
Fort Mill School District No. 4 Series 2017B, GO, SCSDE, 5.00%, 3/1/2023	20,000	20,000
Horry County School District GO, SCSDE, 5.00%, 3/1/2023	40,000	40,000
Joint Municipal Water and Sewer Commission, System Improvement Rev., 4.75%, 6/1/2023 (b)	20,000	20,079
Patriots Energy Group Financing Agency Series 2018A, Rev., LIQ : Royal Bank of Canada, 4.00%, 2/1/2024 (c)	4,395,000	4,407,130
Piedmont Municipal Power Agency
Series 2017A, Rev., 5.00%, 1/1/2024	65,000	65,715
Series 2017B, Rev., 5.00%, 1/1/2024	50,000	50,550
Rev., NATL - RE, 5.38%, 1/1/2025	105,000	108,471
Richland County School District No. 1 Series 2014C, GO, SCSDE, 5.00%, 3/1/2023	35,000	35,000
South Carolina Jobs-Economic Development Authority, Anmed Health Project Rev., 5.00%, 2/1/2024	25,000	25,309
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Inc. Rev., 5.00%, 10/1/2025 (c)	300,000	309,644
South Carolina Jobs-Economic Development Authority, Tax-Exempt, York Preparation Academy Project Series 2014A, Rev., 7.25%, 11/1/2024 (b) (e)	5,250,000	5,570,010
South Carolina Jobs-Economic Development Authority, Wofford College Rev., 5.00%, 4/1/2023	125,000	125,152
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Carolina — continued
South Carolina Public Service Authority, Santee Cooper
Series 2013A, Rev., 5.75%, 12/1/2023 (b)	40,000	40,743
Series A, Rev., 5.00%, 12/1/2026	1,170,000	1,207,964
South Carolina Public Service Authority, Tax-Exempt Series 2014C, Rev., 5.00%, 12/1/2024	50,000	51,227
South Carolina Transportation Infrastructure Bank Series 2015A, Rev., 5.00%, 10/1/2024	25,000	25,694
Spartanburg Regional Health Services District, Forward Delivery Rev., 5.00%, 4/15/2023	85,000	85,125
Spartanburg Sanitary Sewer District, Sewer System Series B, Rev., 5.00%, 3/1/2023 (b)	25,000	25,000
University of South Carolina, Higher Education Facilities
Rev., 5.00%, 5/1/2023	90,000	90,266
Rev., 5.00%, 5/1/2025	70,000	72,737
York County School District No. 3 Rock Hill Series 2017B, GO, SCSDE, 5.00%, 3/1/2023	130,000	130,000
Total South Carolina		13,564,903
South Dakota — 0.0% ^
County of Pennington, Limited Tax
Series 2017A, COP, 3.00%, 6/1/2023	25,000	24,989
Series 2017A, COP, 3.00%, 12/1/2023	100,000	99,881
South Dakota State Building Authority
Series 2020C, Rev., 3.00%, 6/1/2023	35,000	34,971
Series B, Rev., 5.00%, 6/1/2023 (b)	45,000	45,205
Series 2019A, Rev., 4.00%, 6/1/2024	30,000	30,258
Series 2014D, Rev., 5.00%, 9/1/2024	25,000	25,630
Total South Dakota		260,934
Tennessee — 1.8%
City of Chattanooga GO, 3.13%, 10/1/2025	140,000	139,666
City of Clarksville GO, 3.00%, 6/1/2023	25,000	24,984
City of La Vergne, Sewage Works GO, 3.30%, 3/1/2023 (b)	25,000	25,000
City of Memphis, General Improvement GO, 5.00%, 5/1/2023	105,000	105,325
County of Hamilton Series 2015B, GO, 5.00%, 3/1/2023	20,000	20,000
County of Hawkins GO, 5.00%, 6/1/2023	25,000	25,101
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
County of Maury GO, 5.00%, 4/1/2024	30,000	30,580
County of Shelby
Series 2012A, GO, 4.00%, 3/1/2023	30,000	30,000
Series 2019B, GO, 5.00%, 4/1/2023	15,000	15,022
County of Williamson, Public Improvement and School GO, 5.00%, 4/1/2023	25,000	25,035
County of Wilson GO, 4.00%, 4/1/2025	750,000	750,524
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 5.00%, 7/1/2024	145,000	145,549
Hallsdale-Powell Utility District, Water and Sewer Rev., 5.00%, 4/1/2023	45,000	45,064
Knox County Health Educational and Housing Facility Board, Covenant Health
Series 2012A, Rev., 5.00%, 1/1/2024	85,000	85,643
Series 2012A, Rev., 5.00%, 1/1/2026	25,000	25,093
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project
Series 2021B, Rev., 4.00%, 10/1/2023	130,000	129,661
Series 2021B, Rev., 4.00%, 10/1/2024	170,000	167,990
Metropolitan Government Nashville and Davidson County Sports Authority, Public Improvement Series A, Rev., 5.00%, 7/1/2023	125,000	125,620
Metropolitan Government of Nashville and Davidson County GO, 5.00%, 7/1/2023 (b)	25,000	25,153
Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2023	20,000	20,073
Metropolitan Government of Nashville and Davidson County, Water and Sewer
Series 2017B, Rev., 5.00%, 7/1/2023	25,000	25,149
Series 2020B, Rev., 5.00%, 7/1/2023	35,000	35,209
Tennessee Energy Acquisition Corp., Commodity Project
Series 2021A, Rev., 5.00%, 11/1/2025	350,000	357,333
Series 2021A, Rev., 5.00%, 11/1/2026	500,000	515,274
Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (c)	41,800,000	41,849,015
Tennessee State School Bond Authority, Higher Educational Facilities Second Program Series B, Rev., 5.00%, 11/1/2024	20,000	20,612
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	201

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Tennessee — continued
Town of Smyrna GO, 5.00%, 4/1/2024	30,000	30,583
West Wilson Utility District of Wilson County Tennessee Rev., 5.00%, 6/1/2023	75,000	75,271
Total Tennessee		44,869,529
Texas — 6.6%
Arlington Higher Education Finance Corp. Series 2021A, Rev., 5.00%, 8/15/2023	310,000	309,503
Austin Community College District Public Facility Corp., Highland Campus - Building 3000 Project Series 2018A, Rev., 5.00%, 8/1/2023	25,000	25,184
Austin Community College District, Limited Tax GO, 5.00%, 8/1/2023	45,000	45,331
Bay City Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2025	40,000	41,417
Bexar County Hospital District, Limited Tax GO, 5.00%, 2/15/2025	55,000	56,895
Board of Regents of the University of Texas System, Financing System
Series 2012A, Rev., 5.00%, 8/15/2023	20,000	20,164
Series 2016C, Rev., 5.00%, 8/15/2023	30,000	30,246
Buna Independent School District, School Building, Unlimited Tax Series 2014, GO, PSF-GTD, 2.25%, 8/15/2023	40,000	39,727
City of Abilene GO, 5.00%, 2/15/2024	25,000	25,407
City of Amarillo, Waterworks and Sewer System Rev., 5.00%, 4/1/2023	20,000	20,029
City of Austin GO, 5.00%, 9/1/2023	25,000	25,232
City of Austin, Electric Utility System
Series 2012A, Rev., 5.00%, 11/15/2024	495,000	495,726
Series A, Rev., 5.00%, 11/15/2025	100,000	100,142
City of Austin, Public Improvement GO, 5.00%, 9/1/2023	70,000	70,649
City of Austin, Water and Wastewater System
Series 2013A, Rev., 5.00%, 5/15/2023	100,000	100,365
Series 2013A, Rev., 5.00%, 5/15/2023 (b)	25,000	25,085
Series 2013A, Rev., 5.00%, 11/15/2023	5,000	5,018
Series 2013A, Rev., 5.00%, 11/15/2024	15,000	15,057
City of Beaumont GO, 5.00%, 3/1/2023	100,000	100,000
City of Boerne GO, 5.00%, 3/1/2023	50,000	50,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Brownsville, Utilities System Series 2013A, Rev., 5.00%, 9/1/2024	275,000	277,162
City of Bryan, Electric System Rev., 5.00%, 7/1/2023	15,000	15,079
City of Bryan, Rural Electric System Rev., 5.00%, 7/1/2023	10,000	10,053
City of Buda GO, 5.00%, 8/15/2024	20,000	20,514
City of Cedar Hill, Refunding and Improvement GO, 5.00%, 2/15/2025	40,000	41,448
City of Conroe
Series 2018B, GO, 5.00%, 11/15/2024	25,000	25,759
Series 2019A, GO, 5.00%, 3/1/2025	35,000	36,264
City of Copperas Cove GO, 4.00%, 8/15/2025	25,000	25,452
City of Corpus Christi, General Improvement
GO, 5.00%, 3/1/2023	35,000	35,000
Series 2020A, GO, 5.00%, 3/1/2023	45,000	45,000
City of Dallas Series 2013A, GO, 5.00%, 2/15/2025	25,000	25,038
City of Dallas, Waterworks and Sewer System Series 2012A, Rev., 5.00%, 10/1/2023	120,000	120,172
City of Deer Park GO, 3.00%, 3/15/2024	25,000	24,947
City of Denton, Utility System Rev., 5.00%, 12/1/2023	450,000	456,023
City of Eagle Pass GO, AGM, 5.00%, 3/1/2023	25,000	25,000
City of El Paso, Water and Sewer System Rev., 5.00%, 3/1/2023	50,000	50,000
City of Farmers Branch GO, 4.00%, 2/15/2025	35,000	35,569
City of Frisco GO, 5.00%, 2/15/2025	35,000	36,307
City of Garland, Electric Utility System
Rev., 5.00%, 3/1/2023	660,000	660,000
Series 2016A, Rev., 5.00%, 3/1/2023	20,000	20,000
Series 2016B, Rev., 5.00%, 3/1/2023	490,000	490,000
Series 2021A, Rev., 5.00%, 3/1/2023	690,000	690,000
Series 2016B, Rev., 5.00%, 3/1/2025	415,000	428,437
City of Georgetown GO, 5.00%, 8/15/2023	25,000	25,200
City of Granbury Series 2016A, GO, 4.00%, 8/15/2025	35,000	35,741
City of Heath, Combination Tax and Surplus GO, 5.00%, 2/15/2025	40,000	41,379
City of Houston
Series 2019A, GO, 5.00%, 3/1/2023	175,000	175,000
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series 2016A, GO, 5.00%, 3/1/2024	35,000	35,627
City of Houston, Airport System, Subordinate Lien
Series 2018D, Rev., 5.00%, 7/1/2026	45,000	47,721
Series 2020B, Rev., 5.00%, 7/1/2026	35,000	37,116
City of Houston, Combined Utility System, First Lien
Series 2013B, Rev., 4.00%, 11/15/2023	25,000	25,145
Series 2002C, Rev., 5.00%, 11/15/2023	25,000	25,317
City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, Zero Coupon, 12/1/2024	85,000	79,950
City of Houston, Demolition Program Series 2013A, GO, 5.00%, 3/1/2023	30,000	30,000
City of Houston, Public Improvement Series 2013A, GO, 5.00%, 3/1/2023	20,000	20,000
City of Hutto Series 2019A, GO, 5.00%, 8/1/2025	20,000	20,878
City of Kenedy, Combination Tax GO, 4.00%, 5/1/2025	25,000	25,422
City of Lakeway GO, 4.00%, 2/1/2024	45,000	45,277
City of Laredo
GO, 5.00%, 2/15/2024	50,000	50,069
GO, 5.00%, 2/15/2024	25,000	25,414
City of Laredo, Combination Tax GO, 5.00%, 2/15/2025	40,000	41,340
City of Lubbock GO, 5.00%, 2/15/2027	20,000	20,662
City of Lubbock, Electric Light and Power System
Rev., 5.00%, 4/15/2023	25,000	25,049
Rev., 5.00%, 4/15/2024	400,000	407,403
City of Mansfield, Combination Tax GO, 2.00%, 2/15/2024	25,000	24,619
City of McKinney
GO, 5.00%, 8/15/2023	30,000	30,233
GO, 5.00%, 8/15/2025	25,000	26,125
City of McKinney, Waterworks and Sewer System Rev., 5.00%, 3/15/2023	20,000	20,012
City of Mesquite, Waterworks and Sewer System Rev., 3.00%, 3/1/2023	45,000	45,000
City of Midland
GO, 5.00%, 3/1/2023	45,000	45,000
Series 2018A, GO, 5.00%, 3/1/2025	70,000	72,472
City of Midland, Certificates of Obligation GO, 5.00%, 3/1/2025	40,000	41,413
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
City of Midlothian, Combination Tax, Navarro College District GO, 3.00%, 8/15/2024	25,000	24,945
City of Missouri City
GO, 5.00%, 6/15/2023	55,000	55,270
GO, 5.00%, 6/15/2024	30,000	30,650
City of Missouri City, Combination Tax, Certificates of Obligation Series 2018B, GO, 4.00%, 6/15/2025	25,000	25,396
City of New Braunfels, Combination Tax, Certificates of Obligation GO, 5.00%, 2/1/2025	40,000	41,310
City of New Braunfels, Utility System Rev., 5.00%, 7/1/2023	40,000	40,232
City of Odessa GO, 5.00%, 3/1/2023	110,000	110,000
City of Pasadena Series 2012A, GO, 5.00%, 2/15/2024	55,000	55,083
City of Pearland, Permanent Improvement
GO, 5.00%, 3/1/2023	180,000	180,000
Series 2016A, GO, 5.00%, 3/1/2023 (b)	50,000	50,000
GO, 5.00%, 3/1/2024	40,000	40,697
Series 2016B, GO, 5.00%, 3/1/2024	25,000	25,435
City of Plano
GO, 5.00%, 9/1/2023	40,000	40,059
GO, 5.00%, 9/1/2023	30,000	30,277
City of Port Aransas, Combination Tax, Certificates of Obligation GO, 4.00%, 2/1/2025	25,000	25,359
City of Portland, Combination Tax, Certificates of Obligation GO, 4.00%, 8/15/2023	25,000	25,088
City of Sachse, Combination Tax and Limited Surplus Series 2017A, GO, 4.00%, 2/15/2025	65,000	66,068
City of San Antonio, Drainage Utility System
Rev., 5.00%, 2/1/2024	100,000	100,146
Rev., 5.00%, 2/1/2027	50,000	50,072
City of San Antonio, Electric and Gas Systems Rev., 5.25%, 2/1/2024	155,000	157,725
City of San Marcos, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2024	35,000	35,879
City of Sherman, Combination Tax, Certificates of Obligation GO, 5.00%, 8/15/2024	25,000	25,664
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	203

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Waco, Combination Tax, Certificates of Obligation
GO, 5.00%, 2/1/2024	20,000	20,334
GO, 5.00%, 2/1/2025	30,000	31,034
City of Waxahachie GO, 4.00%, 8/1/2023	35,000	35,122
City of Waxahachie, Combination Tax, Certificates of Obligation GO, 4.00%, 8/1/2024	25,000	25,238
City of Weatherford GO, 4.00%, 3/1/2025	30,000	30,454
City of Weslaco, Certificates of Obligation GO, 5.00%, 2/15/2024	20,000	20,295
City of Woodway GO, 5.00%, 8/15/2023	25,000	25,195
Clear Lake City Water Authority GO, 4.00%, 3/1/2023	145,000	145,000
Clifton Higher Education Finance Corp., Idea Public Schools Rev., PSF-GTD, 5.00%, 8/15/2023	530,000	533,897
Columbia-Brazoria Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025	200,000	198,297
Comal Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/1/2025	55,000	56,988
Series B, GO, PSF-GTD, 5.00%, 2/1/2025	25,000	25,438
Coppell Independent School District, Unlimited Tax Series 2019A, GO, 5.00%, 8/15/2023	40,000	40,336
Coppell Recreational Development Corp. Rev., 5.00%, 8/1/2023	25,000	25,172
County of Bexar Series 2013A, GO, 4.00%, 6/15/2023 (b)	130,000	130,288
County of Bexar, Flood Control Tax GO, 5.00%, 6/15/2024	45,000	46,078
County of Comal, Limited Tax GO, 4.00%, 2/1/2025	35,000	35,554
County of El Paso Series 2015, GO, 5.00%, 2/15/2024	20,000	20,277
County of Fort Bend, Unlimited Tax
GO, 5.00%, 3/1/2023	25,000	25,000
Series B, GO, 5.00%, 3/1/2023	20,000	20,000
County of Galveston, Limited Tax GO, 5.00%, 2/1/2025	30,000	30,988
County of Harris Series 2022A, GO, 5.00%, 10/1/2024	240,000	247,112
County of Harris, Permanent Improvement Series 2017A, GO, 5.00%, 10/1/2023	25,000	25,270
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
County of Harris, Toll Road, Senior Lien Series 2015B, Rev., 5.00%, 8/15/2023	25,000	25,200
County of Harris, Unlimited Tax Series 2022A, GO, 5.00%, 10/1/2024	220,000	226,520
County of Hays, Limited Tax GO, 5.00%, 2/15/2025	35,000	36,253
County of Hidalgo GO, 5.00%, 8/15/2023	20,000	20,162
County of Hidalgo, Limited Tax Series 2019B, GO, 5.00%, 8/15/2023	20,000	20,162
County of Kendall, Limited Tax GO, 4.00%, 3/1/2023	25,000	25,000
County of Montgomery, Unlimited Tax
GO, 5.00%, 3/1/2023	30,000	30,000
Series 2016A, GO, 5.00%, 3/1/2023	250,000	250,000
County of Nueces
GO, 4.00%, 2/15/2025 (b)	15,000	15,194
GO, 4.00%, 2/15/2025	10,000	10,140
County of Taylor, Limited Tax GO, 5.00%, 2/15/2025	30,000	31,017
County of Tom Green, Combination Tax and Limited Surplus GO, 5.00%, 2/1/2025	35,000	36,120
Crowley Independent School District, Unlimited Tax Series 1, GO, PSF-GTD, 4.75%, 8/1/2023 (b)	25,000	25,153
Dallas Area Rapid Transit, Sales Tax, Senior Lien
Rev., 5.00%, 12/1/2024	35,000	36,105
Series 2014A, Rev., 5.00%, 12/1/2024	120,000	123,788
Dallas County Park Cities Municipal Utility District Rev., 4.00%, 8/1/2025	25,000	25,443
Dallas Fort Worth International Airport
Series F, Rev., 5.00%, 11/1/2024	655,000	662,591
Series 2020B, Rev., 5.00%, 11/1/2025	30,000	31,439
Series 2013F, Rev., 5.13%, 11/1/2025	505,000	510,784
Dallas Independent School District, Unlimited Tax
Series 2016A, GO, PSF-GTD, 4.00%, 2/15/2025 (b)	25,000	25,371
GO, PSF-GTD, 5.00%, 2/15/2025	50,000	51,829
Del Mar College District, Limited Tax GO, 4.00%, 8/15/2023	20,000	20,072
Del Valle Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 6/15/2023	55,000	55,283
Denton County Housing Finance Corp., THF Pathway on Woodrow LP Series 2022, Rev., 5.00%, 2/1/2025 (c)	3,250,000	3,317,015
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Denton Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	30,000	30,253
Dilley Independent School District, Unlimited Tax, School Building GO, PSF-GTD, 5.00%, 8/15/2023 (b)	25,000	25,195
El Paso County Hospital District GO, 5.00%, 8/15/2023	55,000	55,237
El Paso Housing Finance Corp., Columbia Housing Partners LP Rev., 4.50%, 3/1/2025 (c)	3,500,000	3,538,550
El Paso Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	75,000	75,632
Ferris Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 8/15/2023	25,000	24,957
Floresville Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/1/2025	35,000	34,702
Fort Bend County Municipal Utility District No. 58, Unlimited Tax GO, 3.00%, 4/1/2023	50,000	49,967
Fort Bend Grand Parkway Toll Road Authority, Subordinate Lien Series A, Rev., GTD, 5.00%, 3/1/2023	45,000	45,000
Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (c)	3,775,000	3,575,733
Garland Independent School District, Unlimited Tax, School Building Series A, GO, 5.00%, 2/15/2025	50,000	51,819
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 3.37%, 3/9/2023 (d)	575,000	571,533
Series 2019A, Rev., 5.00%, 12/1/2023	35,000	35,380
Series 2019A, Rev., 5.00%, 12/1/2024	25,000	25,656
Series 2020C-2, Rev., 5.00%, 12/1/2024 (c)	60,000	61,410
Series 2020C-3, Rev., 5.00%, 12/1/2026 (c)	40,000	42,371
Series A, Rev., 5.00%, 12/1/2027	25,000	25,783
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital Rev., 5.00%, 10/1/2023	20,000	20,183
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center Obligated Group Series 2019A, Rev., 5.00%, 5/15/2023	1,000,000	1,003,097
Harris County Flood Control District Series 2021A, GO, 5.00%, 10/1/2023	30,000	30,324
Harris County Health Facilities Development Corp., Sisters of Charity of the Incarnate Word Series B, Rev., 5.75%, 7/1/2027 (b)	6,275,000	6,653,659
Housing Options, Inc., Brooks Manor - The Oaks Project Rev., 0.50%, 3/1/2025 (c)	6,250,000	5,723,760
Houston Independent School District, Limited Tax Schoolhouse
Series 2014A-1B, GO, PSF-GTD, 4.00%, 6/1/2023 (c)	595,000	596,059
GO, PSF-GTD, 5.00%, 2/15/2025	155,000	160,610
Houston Independent School District, Maintenance Tax Notes GO, 5.00%, 7/15/2023	45,000	45,300
Humble Independent School District, Unlimited Tax School Building Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2025	35,000	36,307
Klein Independent School District, Unlimited Tax
Series 2015A, GO, PSF-GTD, 5.00%, 8/1/2024	65,000	66,685
GO, PSF-GTD, 5.00%, 2/1/2025	50,000	51,770
Leander Independent School District, Unlimited Tax
Series 2013A, GO, PSF-GTD, Zero Coupon, 8/15/2023 (b)	25,000	23,638
Series 2013A, GO, PSF-GTD, 5.00%, 8/15/2023 (b)	40,000	40,285
Lewisville Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2023	25,000	25,205
Lone Star College System, Limited Tax GO, 5.00%, 2/15/2024	40,000	40,058
Lower Colorado River Authority
Rev., 5.00%, 5/15/2023	65,000	65,234
Series 2021 A, Rev., 5.00%, 5/15/2023	1,200,000	1,204,307
Series B, Rev., 5.00%, 5/15/2023	250,000	250,897
Rev., 5.13%, 5/15/2024	375,000	376,448
Lower Colorado River Authority, LCRA Transmission Services Corp. Project
Rev., 5.00%, 5/15/2025	55,000	57,016
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	205

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Rev., 5.00%, 5/15/2026	50,000	50,985
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Series 2019, Rev., VRDO, 2.48%, 3/1/2023 (c)	20,000,000	20,000,000
Manor Independent School District, Unlimited Tax, School Building Series 2017A, GO, PSF-GTD, 5.00%, 8/1/2023	20,000	20,144
Mesquite Independent School District, Unlimited Tax Series 2016C, GO, PSF-GTD, 5.00%, 8/15/2023	25,000	25,200
Metropolitan Transit Authority of Harris County, Sales and Use Tax Series 2016D, Rev., 5.00%, 11/1/2023	440,000	445,184
Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations
Rev., 5.00%, 11/1/2023	30,000	30,353
Series 2015B, Rev., 5.00%, 11/1/2023	25,000	25,295
Montgomery County Health Facilities Development Co., Heritage Manor-Woodlands Project
Rev., Zero Coupon, 7/15/2023 (b)	90,000	88,851
Rev., AGM - CR, Zero Coupon, 7/15/2023 (b)	235,000	231,998
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center Rev., 4.00%, 8/15/2024 (e)	1,475,000	1,452,524
North Texas Municipal Water District Water System
Series 2019A, Rev., 3.00%, 9/1/2024	40,000	39,929
Rev., 5.00%, 9/1/2024	30,000	30,818
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2023	25,000	25,111
North Texas Tollway Authority, First Tier
Series 2016A, Rev., 5.00%, 1/1/2024	20,000	20,279
Series 2019A, Rev., 5.00%, 1/1/2024	20,000	20,279
Series A, Rev., 5.00%, 1/1/2024	60,000	60,080
Series A, Rev., 5.00%, 1/1/2025	100,000	100,139
Series A, Rev., 5.00%, 1/1/2026	55,000	55,070
North Texas Tollway Authority, Second Tier
Series B, Rev., 5.00%, 1/1/2024	20,000	20,027
Series B, Rev., 5.00%, 1/1/2025	50,000	50,070
Series B, Rev., 5.00%, 1/1/2026	260,000	260,344
Permanent University Fund - Texas A&M University System Series 2012A, Rev., 5.00%, 7/1/2023	65,000	65,102
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Permanent University Fund - University of Texas System Series 2015B, Rev., 5.00%, 7/1/2023	25,000	25,153
Port Beaumont Navigation District GO, 5.00%, 3/1/2023	125,000	125,000
RBC Municipal Products, Inc. Trust Series 2023-G-124, Rev., VRDO, LOC : Royal Bank of Canada, 3.00%, 3/9/2023 (c) (e)	7,500,000	7,500,000
Red River Education Finance Corp., Christian University Project
Rev., 5.00%, 3/15/2023 (b)	40,000	40,025
Rev., 5.00%, 3/15/2025	20,000	20,662
Richardson Independent School District, Unlimited Tax Series 2015B, GO, 5.00%, 2/15/2025	30,000	31,057
Rockwall Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	46,792
San Antonio Education Facilities Corp., Trinity University Project Rev., 5.00%, 6/1/2023 (b)	50,000	50,217
San Antonio Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	30,000	30,796
San Antonio Municipal Facilities Corp., Public Safety Answering Point Project Rev., 4.00%, 8/15/2023	25,000	25,017
San Antonio Water System, Junior Lien
Series 2015B, Rev., 5.00%, 5/15/2023	10,000	10,037
Series 2019C, Rev., 5.00%, 5/15/2023	25,000	25,093
Series 2020A, Rev., 5.00%, 5/15/2023	20,000	20,074
Series 2013E, Rev., 5.00%, 5/15/2024	20,000	20,075
Series 2016A, Rev., 5.00%, 5/15/2024	25,000	25,555
Series 2014A, Rev., 5.00%, 5/15/2025	45,000	45,561
San Jacinto Community College District, Limited Tax GO, 5.00%, 2/15/2025	30,000	31,092
San Marcos Consolidated Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2023 (b)	25,000	25,178
South Texas College, Limited Tax GO, 5.00%, 8/15/2023	20,000	20,145
Southwest Higher Education Authority, Inc., Southern Methodist University Project Series 2016A, Rev., 5.00%, 10/1/2024	20,000	20,518
State of Texas, Transport Commission GO, 5.00%, 4/1/2024 (b)	35,000	35,684
State of Texas, Transportation Commission Series A, GO, 5.00%, 10/1/2023	20,000	20,207
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
State of Texas, Transportation Commission Mobility Fund GO, 5.00%, 10/1/2024	20,000	20,393
State of Texas, Veterans
Series 2015 A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (c)	16,840,000	16,840,000
Series 2013A, GO, VRDO, LIQ : State Street Bank & Trust Co., 2.90%, 3/9/2023 (c)	10,285,000	10,285,000
Tarrant County Cultural Education Facilities Finance Corp., Cook Children's Medical Center Rev., 5.00%, 12/1/2028	300,000	302,640
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2016A, Rev., 5.00%, 2/15/2024	95,000	96,492
Tarrant County Hospital District, Senior Lien Rev., 5.00%, 8/15/2023	100,000	100,135
Tender Option Bond Trust Receipts/ Certificates Series 2015-XF0228, Rev., VRDO, LIQ : TD Bank NA, 2.95%, 3/9/2023 (c) (e)	50,745,000	50,745,000
Texas A&M University, Financing System Series 2013B, Rev., 5.00%, 5/15/2023	25,000	25,099
Texas Department of Housing & Community Affairs, Socorro Village 34 LLC Series 2022, Rev., 4.00%, 8/1/2024 (c)	3,175,000	3,171,889
Texas Department of Housing and Community Affairs, Fishpond at Corpus Christi Apartments Rev., 0.50%, 6/1/2023 (c)	750,000	742,197
Texas Department of Housing and Community Affairs, Multi-Family Housing, Scott Street Lofts Rev., (MMD + 0.42%), 0.70%, 8/1/2023 (d)	540,000	531,390
Texas Public Finance Authority Rev., 5.00%, 2/1/2025	25,000	25,894
Texas State University System
Rev., 5.00%, 3/15/2023	30,000	30,020
Series 2021A, Rev., 5.00%, 3/15/2023	25,000	25,016
Series 2017A, Rev., 5.00%, 3/15/2025	60,000	62,226
Texas State University, Financing System
Rev., 3.00%, 3/15/2023 (b)	35,000	34,995
Series 2019A, Rev., 5.00%, 3/15/2025	40,000	41,484
Texas Transportation Commission State Highway Fund, First Tier
Series 2014-A, Rev., 5.00%, 4/1/2023	495,000	495,725
Rev., 5.00%, 10/1/2023	110,000	111,181
Series 2016B, Rev., 0.56%, 4/1/2026	10,135,000	9,056,089
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Texas Water Development Board, Water Implementation Fund
Series 2019A, Rev., 5.00%, 4/15/2023	245,000	245,527
Series 2018A, Rev., 5.00%, 10/15/2024	50,000	51,504
Texas Water Development Board, Water Implementation, Master Trust Series 2018B, Rev., 5.00%, 4/15/2023	145,000	145,312
Texas Woman's University, Financing System Rev., 4.00%, 7/1/2023	20,000	20,053
Tomball Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2025	35,000	36,307
Trinity River Authority, Central Regional Wastewater System Rev., 5.00%, 8/1/2023	30,000	30,228
Trinity River Authority, Denton Creek Wastewater Treatment System Rev., 5.00%, 2/1/2024	40,000	40,643
Trinity River Authority, Water Project
Rev., 5.00%, 2/1/2024	25,000	25,402
Rev., 5.00%, 2/1/2025	75,000	77,612
Troy Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 8/1/2023	30,000	29,952
University of Houston Series 2017A, Rev., 5.00%, 2/15/2025	45,000	46,663
University of North Texas System, Financing System Series 2017A, Rev., 5.00%, 4/15/2025	25,000	25,955
University of North Texas, Financing System Series 2020A, Rev., 5.00%, 4/15/2025	500,000	519,096
Weatherford Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	46,827
Total Texas		165,514,034
Utah — 1.3%
Alpine School District, School Building, Guaranty Program
GO, 5.00%, 3/15/2023	25,000	25,016
Series 2017B, GO, 5.00%, 3/15/2023	25,000	25,016
City of Salt Lake City, Sales and Excise Tax Series 2016A, Rev., 4.00%, 10/1/2023	30,000	30,158
City of Sandy City, Sales Tax Rev., 5.00%, 3/1/2024	25,000	25,453
City of St. George, Excise Tax GO, 4.00%, 8/1/2023	75,000	75,051
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	207

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Utah — continued
City of St. George, Franchise Tax Rev., 5.00%, 12/1/2023	40,000	40,494
County of Utah, IHC Health Services, Inc.
Series 2016D, Rev., VRDO, LIQ : US Bank NA, 2.85%, 3/9/2023 (c)	30,000,000	30,000,000
Series 2020B-1, Rev., 5.00%, 8/1/2024 (c)	775,000	791,631
Series 2020B-2, Rev., 5.00%, 8/1/2026 (c)	880,000	927,997
Davis School District, School District Bond Guaranty Program Series 2019B, GO, 5.00%, 6/1/2023	25,000	25,114
Magna Water District GO, 5.00%, 6/1/2023	50,000	50,218
Midvale Redevelopment Agency, Sales Tax Rev., 4.00%, 5/1/2023	20,000	20,026
Nebo School District Series 2017C, GO, 4.00%, 7/1/2023	20,000	20,054
State of Utah GO, 5.00%, 7/1/2024	75,000	76,941
University of Utah (The)
Series 2013A, Rev., 5.00%, 8/1/2023	30,000	30,237
Series 2017A, Rev., 5.00%, 8/1/2023	20,000	20,158
Series A-1, Rev., 5.00%, 8/1/2023	20,000	20,158
Series 2017A, Rev., 5.00%, 8/1/2024	45,000	46,192
Utah Associated Municipal Power Systems, Horse Butte Wind Series 2017A, Rev., 5.00%, 9/1/2026	725,000	768,877
Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 5.00%, 4/15/2023	155,000	155,288
Utah State Building Ownership Authority, Facilities Master Lease Program Rev., 5.00%, 5/15/2023	40,000	40,149
Utah State Building Ownership Authority, Master Lease Program Series 2012A, Rev., 3.00%, 5/15/2025	35,000	34,866
Utah Transit Authority, Sales Tax Series 2015A, Rev., 5.00%, 6/15/2023	20,000	20,103
Utah Water Finance Agency, Loan Financing Program
Series 2017C, Rev., 4.00%, 3/1/2023	175,000	175,000
Series 2019B, Rev., 5.00%, 3/1/2023	110,000	110,000
Washington County School District Board of Education, School Bond Guaranty Program Series 2016B, GO, 5.00%, 3/1/2023	30,000	30,000
Total Utah		33,584,197
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Vermont — 0.0% ^
Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2023	25,000	25,337
Virgin Islands — 0.0% ^
Matching Fund Special Purpose Securitization Corp. Series 2022A, Rev., 5.00%, 10/1/2025	1,000,000	1,021,056
Virginia — 1.2%
Chesapeake Bay Bridge and Tunnel District General Resolution Series 2019, Rev., BAN, 5.00%, 11/1/2023	17,885,000	18,054,491
City of Chesapeake
Series A, Rev., 5.00%, 7/15/2023	185,000	185,247
Series A, Rev., AGM - CR, 4.00%, 7/15/2024	25,000	25,017
City of Hampton Series 2015-B, GO, 5.00%, 9/1/2024 (b)	30,000	30,800
City of Norfolk
Series A, GO, 5.00%, 10/1/2023	10,000	10,106
Rev., 5.00%, 11/1/2024	100,000	102,997
City of Winchester, Public Improvement GO, 5.00%, 3/1/2023	35,000	35,000
Commonwealth of Virginia Series 2013B, GO, 4.00%, 6/1/2025	20,000	20,044
County of Chesterfield COP, 4.00%, 11/1/2023	100,000	100,059
County of Culpeper GO, 5.00%, 1/15/2024	25,000	25,389
County of Fairfax, Public Improvement Series 2012B, GO, 5.00%, 4/1/2023	25,000	25,037
County of Henrico, Water and Sewer Rev., 3.13%, 5/1/2023 (b)	20,000	19,999
County of Pulaski GO, 5.00%, 2/1/2024	40,000	40,654
Culpeper County Economic Development Authority, Capital Projects Rev., 5.00%, 6/1/2024	30,000	30,677
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2018B, Rev., 5.00%, 5/15/2023 (c)	6,115,000	6,133,061
Hampton Roads Sanitation District, Wastewater
Series 2014A, Rev., 5.00%, 7/1/2023	10,000	10,061
Series 2016A, Rev., 5.00%, 8/1/2023	25,000	25,192
Henry County Industrial Development Authority Rev., GAN, 2.00%, 11/1/2023	1,040,000	1,027,584
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Louisa Industrial Development Authority, Electric and Power Co. Project Series 2008B, Rev., 0.75%, 9/2/2025 (c)	100,000	90,821
Virginia Commonwealth Transportation Board, Capital Projects
Rev., 5.00%, 5/15/2023	100,000	100,373
Rev., 5.00%, 5/15/2024	35,000	35,760
Series 2017A, Rev., 5.00%, 5/15/2025	40,000	41,622
Virginia Commonwealth Transportation Board, Federal Transportation
Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (b)	235,000	235,155
Rev., GAN, 5.00%, 3/15/2025	30,000	31,125
Virginia Commonwealth University Series 2014A, Rev., 4.50%, 5/1/2023	125,000	125,276
Virginia Commonwealth University Health System Authority Rev., 5.00%, 7/1/2025	45,000	46,762
Virginia Housing Development Authority Series 2020B, Rev., 0.99%, 3/1/2024	210,000	203,659
Virginia Public Building Authority, Public Facilities
Series 2012A, Rev., 4.00%, 8/1/2023	10,000	10,036
Series 2018A, Rev., 5.00%, 8/1/2023	30,000	30,231
Series 2020B, Rev., 5.00%, 8/1/2023	10,000	10,077
Series A, Rev., 5.00%, 8/1/2023	20,000	20,154
Series C, Rev., 4.00%, 8/1/2026	25,000	25,282
Virginia Public School Authority, School Financing 1997 Resolution
Series 2013A, Rev., 5.00%, 8/1/2023	10,000	10,077
Series 2013A, Rev., 5.00%, 8/1/2023 (b)	25,000	25,192
Series 2014C, Rev., 5.00%, 8/1/2023	25,000	25,192
Series 2015A, Rev., 5.00%, 8/1/2024	25,000	25,662
Virginia Public School Authority, School Technology and Security Notes Series VI, Rev., 5.00%, 4/15/2023	80,000	80,175
Virginia Resources Authority, Infrastructure Moral Obligation Series 2012B, Rev., 4.00%, 11/1/2024	15,000	15,011
Wise County Industrial Development Authority, Electric and Power Co. Project Series 2010A, Rev., 1.20%, 5/31/2024 (c)	2,110,000	2,027,739
Total Virginia		29,116,796
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — 1.5%
Auburn School District No. 408 of King and Pierce Counties, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	25,819
Benton County School District No. 17 Kennewick, Unlimited Tax GO, 5.00%, 12/1/2023	60,000	60,808
Benton County School District No. 400 Richland, Unlimited Tax GO, 5.00%, 12/1/2023	50,000	50,229
Central Washington University Rev., 4.00%, 5/1/2026	270,000	270,273
City of Auburn, Utility System Rev., 5.00%, 12/1/2023	35,000	35,448
City of Bothell, Limited Tax GO, 5.00%, 3/1/2023	25,000	25,000
City of Edmonds, Water and Sewer Rev., 5.00%, 12/1/2023	25,000	25,113
City of Everett, Water and Sewer
Rev., 5.00%, 12/1/2023	25,000	25,336
Rev., 5.00%, 12/1/2024	40,000	40,039
City of Lynnwood, Utility System Rev., 4.00%, 12/1/2023	30,000	30,191
City of Olympia, Limited Tax GO, 5.00%, 12/1/2024	25,000	25,798
City of Richland, Waterworks Utility Rev., 4.00%, 11/1/2023	20,000	20,103
City of Seattle, Limited Tax
Series 2016A, GO, 5.00%, 4/1/2023	30,000	30,045
GO, 5.00%, 5/1/2023	20,000	20,062
Series 2013A, GO, 4.00%, 10/1/2023	25,000	25,018
City of Seattle, Municipal Light and Power Improvement
Series 2019A, Rev., 5.00%, 4/1/2023	25,000	25,036
Series 2020A, Rev., 5.00%, 7/1/2023	30,000	30,179
Series 2016C, Rev., 5.00%, 10/1/2023	45,000	45,473
City of Spokane, Water and Wastewater System Rev., 5.00%, 12/1/2023	20,000	20,272
City of University Place, Limited Tax GO, 4.00%, 12/1/2023	35,000	35,215
City of Walla Walla, Unlimited Tax GO, 3.00%, 12/1/2023	25,000	24,942
City of Yakima, Limited Tax Series 2014A, GO, 5.00%, 6/1/2023	25,000	25,098
Clark County Public Utility District No. 1 Rev., 5.00%, 1/1/2024	15,000	15,213
Clark County School District No. 37 Vancouver, Unlimited Tax GO, 5.00%, 12/1/2023	30,000	30,415
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	209

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Clark County, Vancouver School District No. 37 GO, 3.00%, 12/1/2023	25,000	24,970
County of Benton, Limited Tax GO, 3.00%, 12/1/2023	30,000	29,931
County of King, Junior Lien, Sewer Series 2020A, Rev., 0.62%, 1/1/2024 (c)	1,545,000	1,497,845
County of King, Sewer, Junior Lien Series B, Rev., 0.88%, 1/1/2026 (c)	60,000	54,707
County of Skagit, Limited Tax GO, 5.00%, 12/1/2024	60,000	61,935
East Wenatchee Water District Rev., 4.00%, 8/1/2023	25,000	25,075
Eastern Washington University, Services and Activities Fee Rev., 5.00%, 10/1/2023	35,000	35,338
Energy Northwest, Columbia Generating Station Series 2017-A, Rev., 5.00%, 7/1/2023	35,000	35,191
Energy Northwest, Project 3 Electric
Series 2018C, Rev., 4.00%, 7/1/2023	30,000	30,066
Series C, Rev., 5.00%, 7/1/2023	25,000	25,137
Series 2018C, Rev., 5.00%, 7/1/2025	25,000	26,111
FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2023	45,000	45,183
Grays Harbor County, Public Utility District No. 1 Rev., 5.00%, 7/1/2023 (b)	20,000	20,119
King and Snohomish Counties School District No. 417 Northshore, Unlimited Tax GO, 5.00%, 12/1/2024	25,000	25,806
King County Fire Protection District No. 39, Unlimited Tax Series 2015A, GO, 5.00%, 12/1/2024	40,000	41,290
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2024	65,000	65,922
King County School District No. 405 Bellevue, Unlimited Tax
GO, 5.00%, 12/1/2023	25,000	25,353
GO, 5.00%, 12/1/2024	160,000	165,410
King County School District No. 415 Kent, Unlimited Tax GO, 5.00%, 12/1/2023	30,000	30,393
Lewis County Public Utility District No. 1, Cowlitz Falls Hydro Electric Project Rev., 5.00%, 10/1/2023	100,000	101,057
Port of Seattle, Intermediate Lien Series B, Rev., 5.00%, 3/1/2023	315,000	315,000
RBC Municipal Products, Inc. Trust Series G-123, Rev., VRDO, LIQ : Royal Bank of Canada, 3.00%, 3/9/2023 (c) (e)	5,860,000	5,860,000
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Spokane County School District No. 356 Central Valley, Unlimited Tax GO, 5.00%, 12/1/2023	45,000	45,622
Spokane Public Facilities District, Hotel and Sales Tax Series 2013A, Rev., 5.00%, 6/1/2023 (b)	25,000	25,108
State of Washington Series R-2022C, GO, 4.00%, 7/1/2027	15,000,000	15,711,072
State of Washington, Motor Vehicle Fuel Tax
Series 2003C, GO, NATL - RE, Zero Coupon, 6/1/2023	205,000	203,320
Series R-2013D, GO, 5.00%, 7/1/2023	20,000	20,124
Series 2013E, GO, 5.00%, 2/1/2024	20,000	20,019
Series 2013E, GO, 5.00%, 2/1/2025	85,000	85,086
State of Washington, Senior 520 Corridor Program, Federal Highway Series 2014C, Rev., 5.00%, 9/1/2024	95,000	95,724
State of Washington, State and Local Agency Personal Property Series 2014B, COP, 5.00%, 7/1/2024	50,000	51,175
State of Washington, State and Local Agency Real and Personal Property
Series 2015C, COP, 5.00%, 7/1/2023	55,000	55,319
Series 2016A, COP, 5.00%, 7/1/2023	35,000	35,203
Series 2019D, COP, 5.00%, 7/1/2023	210,000	211,216
Series 2018C, COP, 5.00%, 7/1/2024	35,000	35,823
State of Washington, Various Purpose
Series R-2015C, GO, 5.00%, 7/1/2023	80,000	80,495
Series R-C, GO, 5.00%, 7/1/2023	20,000	20,122
Series 2015E, GO, 5.00%, 7/1/2024	25,000	25,624
Series 2018A, GO, 5.00%, 8/1/2024	40,000	41,065
Series R-2013C, GO, 5.00%, 7/1/2025	50,000	50,306
Series 2014A, GO, 5.00%, 8/1/2025	35,000	35,271
Series R-2013C, GO, 4.00%, 7/1/2026	75,000	75,197
Series 2014A, GO, 5.00%, 8/1/2026	70,000	70,542
Series 2013R-C, GO, 4.00%, 7/1/2028	1,500,000	1,502,856
Washington Economic Development Finance Authority, Washington Biomedical Research Properties II Rev., 5.00%, 6/1/2023	35,000	35,149
Washington Health Care Facilities Authority, Overlake Hospital Medical Center Rev., 5.00%, 7/1/2023	30,000	30,134
Washington Health Care Facilities Authority, Providence Health and Services
Series 2012A, Rev., 5.00%, 10/1/2023	230,000	230,621
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
Series 2012A, Rev., 5.00%, 10/1/2024	55,000	55,037
Series 2012A, Rev., 5.00%, 10/1/2026	1,030,000	1,035,375
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 5.00%, 3/1/2026	500,000	513,394
Washington State Housing Finance Commission Series A, Rev., 7.00%, 7/1/2025 (b) (e)	6,530,000	6,988,379
Western Washington University, Housing and Dining System Rev., AGM, 5.00%, 4/1/2023	50,000	50,063
Total Washington		36,937,405
West Virginia — 0.1%
West Virginia Economic Development Authority, Appalachian Power Co. Series 2015A, Rev., 2.55%, 4/1/2024 (c)	135,000	132,233
West Virginia Economic Development Authority, Correctional Juvenile and Public Safety Facilities
Series 2012A, Rev., 5.00%, 6/1/2024	125,000	125,219
Rev., 5.00%, 6/1/2025	805,000	816,933
West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Rev., 0.62%, 12/15/2025 (c)	100,000	89,983
West Virginia Higher Education Policy Commission Rev., 5.00%, 4/1/2023	255,000	255,303
West Virginia State School Building Authority, Lottery Series 2015A, Rev., 5.00%, 7/1/2023	25,000	25,136
West Virginia State School Building Authority, Lottery Capital Improvement Series 2012A, Rev., 5.00%, 7/1/2023	100,000	100,147
Total West Virginia		1,544,954
Wisconsin — 1.7%
City of Madison, Water Utility Rev., BAN, 1.50%, 11/1/2024	1,075,000	1,030,262
City of Milwaukee Series 2016N2, GO, 5.00%, 5/15/2023	40,000	40,102
City of Milwaukee, Promissory Notes
Series 2016N2, GO, 4.00%, 3/1/2023	30,000	30,000
Series 2020N4, GO, 5.00%, 4/1/2023	85,000	85,085
City of Milwaukee, Sewerage System Series 2016S7, Rev., 5.00%, 6/1/2023	25,000	25,101
City of Oak Creek Series 2021B, Rev., 2.00%, 4/1/2024	5,020,000	4,913,957
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
City of Oshkosh, Street Improvement Series 2019A, GO, 2.00%, 12/1/2023	200,000	196,877
City of Oshkosh, Wisconsin Sewer System Series D, Rev., 5.00%, 5/1/2023	25,000	25,063
County of Dane, Promissory Notes Series 2019A, GO, 2.00%, 6/1/2023	20,000	19,910
County of Milwaukee, Corporate Purpose Series 2018D, GO, 3.00%, 8/1/2024	100,000	99,190
County of St. Croix Series 2022A, GO, 4.00%, 3/1/2023	210,000	210,000
County of Washington GO, 3.00%, 3/1/2023	50,000	50,000
County of Waushara Series 2023A, Rev., 4.75%, 12/1/2023 (f)	10,200,000	10,248,084
East Troy Community School District GO, 3.00%, 3/1/2023	20,000	20,000
Eau Claire Area School District Rev., BAN, 4.00%, 3/21/2023	8,000,000	8,003,123
Fond Du Lac School District, Promissory Notes Series 2019A, GO, 3.00%, 4/1/2023	40,000	39,986
Franklin Public School District GO, 4.00%, 4/1/2023	300,000	300,204
Grafton School District, School Building and Improvement GO, 5.00%, 4/1/2023 (b)	20,000	20,029
Kohler School District GO, 5.00%, 3/1/2023	30,000	30,000
Milton School District GO, 5.00%, 3/1/2023	85,000	85,000
Milwaukee Area Technical College District, Promissory Notes Series B, GO, 4.00%, 6/1/2023	25,000	25,053
Milwaukee Redevelopment Authority, Public Schools
Rev., 5.00%, 11/15/2023	130,000	131,520
Series 2016A, Rev., 5.00%, 11/15/2023	40,000	40,468
Onalaska School District Rev., BAN, 4.00%, 4/26/2023	7,000,000	7,007,873
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2025	315,000	309,829
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (e)	1,975,000	1,772,207
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	211

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, KU Campus Development Corp. - Central District Development Project Rev., 5.00%, 3/1/2023	145,000	145,000
River Falls School District, Corporate Purpose Series 2018A, GO, 5.00%, 4/1/2023	40,000	40,056
River Falls School District, School Building and Improvement Series 2019A, GO, 3.00%, 4/1/2023	25,000	24,993
School District of Maple Series 2015A, GO, 5.00%, 4/1/2023	30,000	30,040
State of Wisconsin
Series 2013-1, GO, 5.00%, 5/1/2023	25,000	25,077
Series 2015A, GO, 5.00%, 5/1/2023 (b)	30,000	30,090
Series 2017A, GO, 5.00%, 5/1/2023	20,000	20,062
Series 2018A, GO, 5.00%, 5/1/2023	25,000	25,077
Series 2018B, GO, 5.00%, 5/1/2023 (b)	45,000	45,136
Series 2021A, GO, 5.00%, 5/1/2023	25,000	25,077
Series 1, GO, 5.00%, 5/1/2024	190,000	190,572
Series 2, GO, 5.00%, 11/1/2024	20,000	20,629
Series 4, GO, 5.00%, 5/1/2025	90,000	92,490
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio
Series 2013-1, Rev., 4.00%, 6/1/2023 (b)	40,000	40,065
Series 2013-1, Rev., 5.00%, 6/1/2023 (b)	30,000	30,122
State of Wisconsin, Environmental Improvement Fund Series 2017A, Rev., 5.00%, 6/1/2023	20,000	20,092
State of Wisconsin, Master Lease Series 2021A, COP, 4.00%, 3/1/2023	30,000	30,000
University of Wisconsin Hospitals & Clinics Series 2021B, Rev., 5.00%, 4/1/2023	500,000	500,700
University of Wisconsin Hospitals and Clinics
Series 2013A, Rev., 3.60%, 4/1/2023 (b)	100,000	100,018
Series 2013-A, Rev., 5.00%, 4/1/2023 (b)	320,000	320,419
Village of Fox Crossing, Corporate Purpose GO, 3.00%, 4/1/2024	185,000	183,851
Village of Menomonee Falls, Corporate Purpose Series B, GO, 3.50%, 2/1/2024	245,000	245,722
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Walworth County Joint School District No. 2 Genoa - Bloomfield, School Improvement GO, 4.00%, 4/1/2023	20,000	20,010
Waterford Graded Joint School District No. 1, Promissory Notes GO, 3.00%, 4/1/2023	25,000	24,989
Wisconsin Department of Transportation
Series 2013-1, Rev., 5.00%, 7/1/2023 (b)	25,000	25,153
Series 2017-1, Rev., 5.00%, 7/1/2023	10,000	10,062
Wisconsin Health & Educational Facilities Authority
Rev., 5.00%, 4/1/2023	650,000	650,877
Series 2013A, Rev., 5.13%, 4/15/2023 (b)	80,000	80,182
Series 2016A, Rev., 5.00%, 11/15/2024	375,000	385,574
Series 2013B-5, Rev., 5.00%, 12/3/2024 (c)	1,005,000	1,015,406
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Rev., 5.00%, 1/29/2025 (c)	420,000	431,672
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C1, Rev., 5.00%, 7/29/2026 (c)	280,000	294,504
Wisconsin Health and Educational Facilities Authority, Ascension Health Credit Series 2013A, Rev., 5.00%, 11/15/2023 (b)	20,000	20,219
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group Series 2019A, Rev., 5.00%, 11/15/2024	250,000	257,050
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2023	365,000	367,667
Wisconsin Health and Educational Facilities Authority, Mercy Alliance, Inc. Rev., 5.00%, 6/1/2026	160,000	160,129
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries
Rev., 4.00%, 1/1/2024	160,000	158,744
Rev., 4.00%, 1/1/2025	210,000	206,286
Wisconsin Health and Educational Facilities Authority, The Monroe Clinic, Inc.
Rev., 3.00%, 8/15/2025 (b)	25,000	24,896
Rev., 4.00%, 8/15/2025 (b)	30,000	30,599
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, Unity Point Health
Series 2014A, Rev., 5.00%, 12/1/2024	185,000	189,028
Series 2014A, Rev., 5.00%, 12/1/2025	285,000	292,742
Total Wisconsin		41,590,000
Wyoming — 0.0% ^
Albany County School District No. 1 GO, 4.00%, 6/1/2023	20,000	20,035
County of Laramie, Cheyenne Regional Medical Center Rev., 4.00%, 5/1/2023	285,000	285,257
Wyoming State Loan and Investment Board, Capital Facilities Series 2012A, Rev., 5.00%, 10/1/2023	30,000	30,044
Total Wyoming		335,336
Total Municipal Bonds (Cost $2,387,038,408)		2,373,404,213
	SHARES
Short-Term Investments — 5.7%
Investment Companies — 5.7%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (g) (h) (Cost $143,872,568)	143,854,508	143,883,279
Total Investments — 99.9% (Cost $2,530,910,976)		2,517,287,492
Other Assets Less Liabilities — 0.1%		3,174,009
NET ASSETS — 100.0%		2,520,461,501

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CCRC	Congregate Care Retirement Center
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MMD	Municipal Market Data
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation
XLCA	Insured by XL Capital Assurance

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	213

JPMorgan Ultra-Short Municipal Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	632	06/30/2023	USD	128,765,063	(325,334)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Exchange-Traded Funds	February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023

	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF	JPMorgan Municipal ETF
ASSETS:
Investments in non-affiliates, at value	$673,462,407	$362,256,937	$269,611,124	$370,953,249
Investments in affiliates, at value	111,022,635	4,011,385	486,978	28,406,555
Cash	56,659	195,846	—	28,973
Foreign currency, at value	30	36	4,274,023	—
Deposits at broker for futures contracts	3,253,000	1,469,000	1,752,500	45,000
Deposits at broker for centrally cleared swaps	373,000	1,624,000	514,000	—
Receivables:
Due from custodian	647,522	824,316	673,021	—
Investment securities sold	83,512	321,125	2,210,141	—
Investment securities sold — delayed delivery securities	—	12,334,603	—	—
Fund shares sold	—	—	4,684,684	12,446,808
Interest from non-affiliates	4,075,216	3,200,214	3,193,697	3,773,323
Dividends from affiliates	13,488	519	59	77,948
Tax reclaims	—	1,078	1,708	—
Variation margin on futures contracts	—	28,694	555,716	—
Variation margin on centrally cleared swaps	1,884	—	22,148	577,005
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,705,500	—
Total Assets	792,989,353	386,267,753	292,685,299	416,308,861
LIABILITIES:
Payables:
TBA short commitments, at value	—	12,186,727	—	—
Investment securities purchased	4,242,014	3,566,210	6,638,264	6,661,239
Investment securities purchased — delayed delivery securities	25,690,436	21,219,233	537,222	1,456,180
Variation margin on futures contracts	73,217	—	—	1,535
Unrealized depreciation on forward foreign currency exchange contracts	109,880	229,080	895,252	—
Variation margin on centrally cleared swaps	—	53,381	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	200,225	102,232	107,125	47,364
Total Liabilities	30,315,772	37,356,863	8,177,863	8,166,318
Net Assets	$762,673,581	$348,910,890	$284,507,436	$408,142,543
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	215

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF	JPMorgan Municipal ETF
NET ASSETS:
Paid-in-Capital	$812,015,708	$366,942,802	$316,537,985	$416,962,659
Total distributable earnings (loss)	(49,342,127)	(18,031,912)	(32,030,549)	(8,820,116)
Total Net Assets	$762,673,581	$348,910,890	$284,507,436	$408,142,543
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	16,500,000	7,770,000	6,100,000	8,200,000
Net asset value, per share	$46.22	$44.90	$46.64	$49.77
Cost of investments in non-affiliates	$714,798,917	$376,414,840	$306,141,680	$375,754,351
Cost of investments in affiliates	111,022,635	4,011,399	486,978	28,404,779
Cost of foreign currency	28	36	4,555,763	—
Proceeds from short TBAs	—	12,334,603	—	—
Net upfront payments/(receipts) on centrally cleared swaps	175,020	(451,329)	—	334,019
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Short Duration Core Plus ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF
ASSETS:
Investments in non-affiliates, at value	$186,026,254	$22,004,838,496	$2,373,404,213
Investments in affiliates, at value	—	2,751,326,315	143,883,279
Investments of cash collateral received from securities loaned, at value (See Note 2.E.)	805,328	16,115,034	—
Repurchase agreements, at value	—	200,000,000	—
Cash	—	10,347,581	8,339,193
Foreign currency, at value	41	—	—
Deposits at broker for futures contracts	—	—	717,000
Receivables:
Due from custodian	43,533,714	—	—
Investment securities sold	7,784,519	46,256,938	20,000,000
Fund shares sold	—	135,809,883	4,943
Interest from non-affiliates	1,402,708	135,286,981	22,542,621
Dividends from affiliates	—	334,267	558,510
Securities lending income (See Note 2.E.)	893	15,377	—
Total Assets	239,553,457	25,300,330,872	2,569,449,759
LIABILITIES:
Payables:
Investment securities purchased	1,429,142	80,144,450	12,698,282
Investment securities purchased — delayed delivery securities	509,113	56,451,717	20,786,861
Collateral received on securities loaned (See Note 2.E.)	805,328	16,115,034	—
Fund shares redeemed	46,314,784	—	15,175,846
Variation margin on futures contracts	8,407	—	4,942
Variation margin on centrally cleared swaps	6,424	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	58,262	3,118,904	322,327
Total Liabilities	49,131,460	155,830,105	48,988,258
Net Assets	$190,421,997	$25,144,500,767	$2,520,461,501
NET ASSETS:
Paid-in-Capital	$207,267,841	$25,225,576,190	$2,545,564,050
Total distributable earnings (loss)	(16,845,844)	(81,075,423)	(25,102,549)
Total Net Assets	$190,421,997	$25,144,500,767	$2,520,461,501
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	4,150,000	500,050,000	49,800,000
Net asset value, per share	$45.88	$50.28	$50.61
Cost of investments in non-affiliates	$195,678,122	$22,146,430,167	$2,387,038,408
Cost of investments in affiliates	—	2,751,326,315	143,872,568
Cost of repurchase agreements	—	200,000,000	—
Cost of foreign currency	39	—	—
Investment securities on loan, at value (See Note 2.E.)	776,266	15,697,856	—
Cost of investment of cash collateral (See Note 2.E.)	805,328	16,116,034	—
Net upfront payments/(receipts) on centrally cleared swaps	(54,135)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	217

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023

	JPMorgan Core Plus Bond ETF	JPMorgan Income ETF	JPMorgan International Bond Opportunities ETF	JPMorgan Municipal ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$15,924,325	$10,062,124	$11,509,670	$6,081,332
Interest income from affiliates	4	296	1,071	—
Dividend income from non-affiliates	2,888	98,696	33,835	—
Dividend income from affiliates	1,234,430	81,114	159,398	480,423
Foreign taxes withheld (net)	—	—	(11,958)	—
Total investment income	17,161,647	10,242,230	11,692,016	6,561,755
EXPENSES:
Management fees (See Note 3.A.)	1,678,730	729,986	1,491,026	368,142
Interest expense to non-affiliates	3,445	615	2,544	293
Interest expense to affiliates	4	1,683	1,868	—
Other	30,225	—	9,497	—
Total expenses	1,712,404	732,284	1,504,935	368,435
Net investment income (loss)	15,449,243	9,509,946	10,187,081	6,193,320
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,676,155)	(3,227,706)	(23,292,244)	(4,335,724)
Investments in affiliates	—	(3,228)	—	(6,511)
Options purchased	—	(47,440)	—	—
Futures contracts	(3,661,168)	(2,111,629)	5,992,156	194,492
Foreign currency transactions	(3,168)	(1,636)	(2,072,342)	—
Forward foreign currency exchange contracts	(48,964)	(117,664)	12,047,374	—
Swaps	126,077	456,097	3,149,045	(105,115)
Net realized gain (loss)	(8,263,378)	(5,053,206)	(4,176,011)	(4,252,858)
Distribution of capital gains received from investment company affiliates	—	—	—	1,815
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(34,091,423)	(10,046,752)	(15,913,711)(a)	(4,178,984)
Investments in affiliates	—	552	—	1,776
Futures contracts	(234,035)	(13,542)	1,023,641	20,852
Foreign currency translations	2	—	(573,106)	—
Forward foreign currency exchange contracts	(130,316)	(248,622)	5,131,794	—
Swaps	53,715	(396,002)	(1,774,502)	(562,868)
Change in net unrealized appreciation/depreciation	(34,402,057)	(10,704,366)	(12,105,884)	(4,719,224)
Net realized/unrealized gains (losses)	(42,665,435)	(15,757,572)	(16,281,895)	(8,970,267)
Change in net assets resulting from operations	$(27,216,192)	$(6,247,626)	$(6,094,814)	$(2,776,947)

(a)
Net of change in foreign capital gains tax of $1,663.
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Short Duration Core Plus ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$6,172,682	$472,112,768	$43,269,054
Interest income from affiliates	938	3,079	155
Dividend income from affiliates	302,335	57,998,492	3,935,404
Income from securities lending (net) (See Note 2.E.)	4,238	91,120	—
Total investment income	6,480,193	530,205,459	47,204,613
EXPENSES:
Management fees (See Note 3.A.)	660,115	35,035,467	5,010,686
Interest expense to non-affiliates	516	1,551	56
Interest expense to affiliates	—	9,698	8
Other	351	59,580	—
Total expenses	660,982	35,106,296	5,010,750
Net investment income (loss)	5,819,211	495,099,163	42,193,863
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,108,197)	(41,021,536)	(15,672,454)
Investments in affiliates	(416)	—	(44,091)
Futures contracts	942,880	59,810,620	(1,052,972)
Swaps	160,804	—	—
Net realized gain (loss)	(7,004,929)	18,789,084	(16,769,517)
Distribution of capital gains received from investment company affiliates	—	—	13,700
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,675,460)	(56,621,480)	(2,520,782)
Investments in affiliates	1,398	4,545	9,575
Futures contracts	79,737	3,700,590	(325,334)
Foreign currency translations	2	—	—
Swaps	(8,691)	—	—
Change in net unrealized appreciation/depreciation	(4,603,014)	(52,916,345)	(2,836,541)
Net realized/unrealized gains (losses)	(11,607,943)	(34,127,261)	(19,592,358)
Change in net assets resulting from operations	$(5,788,732)	$460,971,902	$22,601,505
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	219

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Core Plus Bond ETF		JPMorgan Income ETF
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,449,243	$3,795,906	$9,509,946	$1,328,187
Net realized gain (loss)	(8,263,378)	(1,600,902)	(5,053,206)	147,031
Change in net unrealized appreciation/depreciation	(34,402,057)	(7,745,875)	(10,704,366)	(3,827,621)
Change in net assets resulting from operations	(27,216,192)	(5,550,871)	(6,247,626)	(2,352,403)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(13,633,852)	(4,121,522)	(8,447,314)	(984,569)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	526,669,693	139,878,215	225,744,829	141,197,973
NET ASSETS:
Change in net assets	485,819,649	130,205,822	211,049,889	137,861,001
Beginning of period	276,853,932	146,648,110	137,861,001	—
End of period	$762,673,581	$276,853,932	$348,910,890	$137,861,001
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$526,669,693	$139,878,215	$225,744,829	$141,197,973
Total change in net assets resulting from capital transactions	$526,669,693	$139,878,215	$225,744,829	$141,197,973
SHARE TRANSACTIONS:
Issued	11,200,000	2,600,000	4,950,000	2,820,000
Net increase (decrease) in shares from share transactions	11,200,000	2,600,000	4,950,000	2,820,000

(a)
Commencement of operations was October 28, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan International Bond Opportunities ETF		JPMorgan Municipal ETF
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,187,081	$6,732,085	$6,193,320	$1,397,193
Net realized gain (loss)	(4,176,011)	10,350,399	(4,252,858)	(100,086)
Distributions of capital gains received from investment company affiliates	—	—	1,815	34
Change in net unrealized appreciation/depreciation	(12,105,884)	(23,460,795)	(4,719,224)	(2,535,308)
Change in net assets resulting from operations	(6,094,814)	(6,378,311)	(2,776,947)	(1,238,167)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(9,201,940)	(7,636,751)	(5,243,802)	(1,753,715)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,314,375)	87,036,344	315,520,744	27,514,125
NET ASSETS:
Change in net assets	(38,611,129)	73,021,282	307,499,995	24,522,243
Beginning of period	323,118,565	250,097,283	100,642,548	76,120,305
End of period	$284,507,436	$323,118,565	$408,142,543	$100,642,548
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$37,437,091	$87,036,344	$346,910,716	$41,051,194
Cost of shares redeemed	(60,751,466)	—	(31,389,972)	(13,537,069)
Total change in net assets resulting from capital transactions	$(23,314,375)	$87,036,344	$315,520,744	$27,514,125
SHARE TRANSACTIONS:
Issued	800,000	1,700,000	6,950,000	750,000
Redeemed	(1,300,000)	—	(650,000)	(250,000)
Net increase (decrease) in shares from share transactions	(500,000)	1,700,000	6,300,000	500,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	221

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Short Duration Core Plus ETF		JPMorgan Ultra-Short Income ETF
	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,819,211	$1,516,076	$495,099,163	$98,746,807
Net realized gain (loss)	(7,004,929)	(415,043)	18,789,084	30,234,646
Change in net unrealized appreciation/depreciation	(4,603,014)	(5,106,963)	(52,916,345)	(158,866,623)
Change in net assets resulting from operations	(5,788,732)	(4,005,930)	460,971,902	(29,885,170)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(5,562,119)	(1,489,063)	(471,003,120)	(124,672,702)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,311,169	197,956,672	6,468,357,505	2,696,694,639
NET ASSETS:
Change in net assets	(2,039,682)	192,461,679	6,458,326,287	2,542,136,767
Beginning of period	192,461,679	—	18,686,174,480	16,144,037,713
End of period	$190,421,997	$192,461,679	$25,144,500,767	$18,686,174,480
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$74,909,941	$197,956,672	$9,164,313,805	$3,431,664,325
Cost of shares redeemed	(65,598,772)	—	(2,695,956,300)	(734,969,686)
Total change in net assets resulting from capital transactions	$9,311,169	$197,956,672	$6,468,357,505	$2,696,694,639
SHARE TRANSACTIONS:
Issued	1,620,000	3,960,000	182,650,000	67,750,000
Redeemed	(1,430,000)	—	(53,750,000)	(14,550,000)
Net increase (decrease) in shares from share transactions	190,000	3,960,000	128,900,000	53,200,000

(a)
Commencement of operations was March 1, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Ultra-Short Municipal Income ETF
	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,193,863	$5,322,377
Net realized gain (loss)	(16,769,517)	(261,767)
Distributions of capital gains received from investment company affiliates	13,700	2,079
Change in net unrealized appreciation/depreciation	(2,836,541)	(13,691,226)
Change in net assets resulting from operations	22,601,505	(8,628,537)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(37,164,875)	(5,051,152)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(581,594,995)	1,719,988,397
NET ASSETS:
Change in net assets	(596,158,365)	1,706,308,708
Beginning of period	3,116,619,866	1,410,311,158
End of period	$2,520,461,501	$3,116,619,866
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$980,178,647	$1,819,089,400
Cost of shares redeemed	(1,561,773,642)	(99,101,003)
Total change in net assets resulting from capital transactions	$(581,594,995)	$1,719,988,397
SHARE TRANSACTIONS:
Issued	19,300,000	35,700,000
Redeemed	(30,900,000)	(1,950,000)
Net increase (decrease) in shares from share transactions	(11,600,000)	33,750,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	223

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED February 28, 2023

JPMorgan Income ETF
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(6,247,626)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(508,149,826)
Proceeds from disposition of investment securities	272,185,771
Purchases of short-term investments — affiliates, net	14,515,672
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	10,046,752
Change in unrealized (appreciation)/depreciation on investments in affiliates	(552)
Net realized (gain)/loss on investments in non-affiliates	3,227,706
Net realized (gain)/loss on investments in affiliates	3,228
Net realized (gain)/loss on options purchased	47,440
Net amortization (accretion) of income	1,501,712
Increase in interest receivable from non-affiliates	(2,125,628)
Increase in dividends receivable from affiliates	(485)
Increase in tax reclaims receivable	(463)
Increase in variation margin receivable	(28,694)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	46,873
Increase in due from custodian	(719,166)
Increase in outstanding swap contracts, at value, net	249,883
Increase in unrealized depreciation on forward foreign currency exchange contracts	201,749
Decrease in variation margin payable	(172,138)
Increase in management fees payable	63,398
Net cash provided (used) by operating activities	(215,354,394)
Cash flows provided (used) by financing activities:
Proceeds from shares issued	225,744,829
Cash distributions paid to shareholders (net of reinvestments $0)	(8,447,314)
Net cash provided (used) by financing activities	217,297,515
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	1,943,121
Restricted and unrestricted cash and foreign currency at beginning of period	1,345,761
Restricted and unrestricted cash and foreign currency at end of period	$3,288,882

Supplemental disclosure of cash flow information:
For the period ended February 28, 2023 the Fund paid $1,683 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	JPMorgan Income ETF	JPMorgan Income ETF
	February 28, 2022	February 28, 2023
Cash	$593,761	$195,846
Foreign currency, at value	—	36
Deposits at broker:
Futures contracts	399,000	1,469,000
Centrally cleared swaps	353,000	1,624,000
	$1,345,761	$3,288,882
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Exchange-Traded Funds	February 28, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

225

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond ETF
Year Ended February 28, 2023	$52.24	$1.68	$(6.23)	$(4.55)	$(1.47)	$—	$(1.47)
Year Ended February 28, 2022	54.31	1.09	(1.96)	(0.87)	(1.09)	(0.11)	(1.20)
Year Ended February 28, 2021	54.17	0.97	0.70(f)	1.67	(0.88)	(0.65)	(1.53)
Year Ended February 29, 2020	50.36	1.45	4.13	5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (h) through February 28, 2019	50.00	0.13	0.36	0.49	(0.13)	—	(0.13)
JPMorgan Income ETF
Year Ended February 28, 2023	48.89	2.36	(4.24)	(1.88)	(2.10)	(0.01)	(2.11)
October 28, 2021 (h) through February 28, 2022	50.00	0.58	(1.24)	(0.66)	(0.45)	—	(0.45)
JPMorgan International Bond Opportunities ETF
Year Ended February 28, 2023	48.96	1.57	(2.48)	(0.91)	(1.41)	—	(1.41)
Year Ended February 28, 2022	51.04	1.16	(1.92)	(0.76)	(1.32)	—	(1.32)
Year Ended February 28, 2021	49.98	1.45	1.00(f)	2.45	(1.39)	—	(1.39)
Year Ended February 29, 2020	48.75	1.71	1.86	3.57	(2.34)	—	(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)	0.97	(2.56)	(0.20)	(2.76)
JPMorgan Municipal ETF
Year Ended February 28, 2023	52.97	1.37	(3.44)	(2.07)	(1.13)	—	(1.13)
Year Ended February 28, 2022	54.37	0.85	(1.18)	(0.33)	(0.85)	(0.22)	(1.07)
Year Ended February 28, 2021	55.15	1.00	(0.71)	0.29	(0.94)	(0.13)	(1.07)
Year Ended February 29, 2020	51.92	1.24	3.91	5.15	(1.22)	(0.70)	(1.92)
October 29, 2018 (h) through February 28, 2019	50.00	0.46	1.90	2.36	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(h)	Commencement of operations.
(i)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(k)	Amount rounds to less than 0.5%.
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Exchange-Traded Funds	February 28, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$46.22	$46.30	(8.76)%	(8.84)%	$762,673,581	0.39%	3.55%	0.39%	36%
52.24	52.37	(1.66)	(1.73)	276,853,932	0.40	2.02	0.40	81
54.31	54.48	3.08	2.87	146,648,110	0.36	1.76	0.36	272
54.17	54.44	11.24	11.52	54,168,824	0.38	2.76	0.69(g)	91
50.36	50.48	0.97	1.21(i)	25,178,102	0.38(j)	2.96	5.38(g)(j)	—(k)

44.90	45.25	(3.84)	(3.52)	348,910,890	0.40	5.17	0.40	216
48.89	49.09	(1.34)	(0.94)(i)	137,861,001	0.39	3.47	0.39	13

46.64	46.84	(1.81)	(1.43)	284,507,436	0.50	3.39	0.50	71
48.96	48.98	(1.56)	(2.10)	323,118,565	0.50	2.28	0.50	52
51.04	51.34	5.02	5.95	250,097,283	0.50	2.90	0.50	136
49.98	49.83	7.39	6.89	169,928,839	0.53	3.40	0.69(g)	88
48.75	48.83	2.09	2.13	180,357,231	0.54	3.92	0.82(g)	73

49.77	49.81	(3.89)	(3.88)	408,142,543	0.16	2.74	0.16	33
52.97	53.01	(0.66)	(0.55)	100,642,548	0.18	1.56	0.18	48
54.37	54.35	0.54	0.67	76,120,305	0.23	1.84	0.23	56
55.15	55.06	10.09	9.71	52,390,882	0.23	2.31	0.67(g)	51
51.92	52.01	4.74	4.92(i)	31,153,558	0.23(j)	2.65	1.06(g)(j)	15
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	227

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus ETF
Year Ended February 28, 2023	$48.60	$1.31	$(2.78)	$(1.47)	$(1.25)	$—	$(1.25)
March 1, 2021 (f) through February 28, 2022	50.00	0.62	(1.42)	(0.80)	(0.59)	(0.01)	(0.60)
JPMorgan Ultra-Short Income ETF
Year Ended February 28, 2023	50.35	1.17	(0.18)	0.99	(0.97)	(0.09)	(1.06)
Year Ended February 28, 2022	50.78	0.28	(0.35)	(0.07)	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2021	50.51	0.58	0.28	0.86	(0.59)	—(h)	(0.59)
Year Ended February 29, 2020	50.20	1.28	0.32	1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04)(j)	1.33	(1.14)	—	(1.14)
JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 28, 2023	50.76	0.70	(0.19)	0.51	(0.66)	—	(0.66)
Year Ended February 28, 2022	51.01	0.13	(0.25)	(0.12)	(0.13)	—	(0.13)
Year Ended February 28, 2021	50.53	0.32	0.52	0.84	(0.36)	—	(0.36)
Year Ended February 29, 2020	50.26	0.78	0.26	1.04	(0.77)	—	(0.77)
October 16, 2018 (f) through February 28, 2019	50.00	0.35	0.23	0.58	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Amount rounds to less than $0.005.
(i)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(j)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Exchange-Traded Funds	February 28, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$45.88	$45.85	(3.03)%	(3.11)%	$190,421,997	0.32%	2.82%	0.32%	199%
48.60	48.61	(1.63)	(1.61)(g)	192,461,679	0.32	1.26	0.32	175

50.28	50.30	2.01	2.00	25,144,500,767	0.17	2.34	0.17	57
50.35	50.37	(0.14)	(0.12)	18,686,174,480	0.18	0.56	0.18	70
50.78	50.79	1.72	1.67	16,144,037,713	0.17	1.14	0.17	94
50.51	50.54	3.22	3.22	11,591,489,504	0.18	2.53	0.22(i)	46
50.20	50.23	2.68	2.66	5,703,062,275	0.17	2.74	0.28(i)	43

50.61	50.58	1.01	0.97	2,520,461,501	0.17	1.39	0.17	94
50.76	50.75	(0.23)	(0.29)	3,116,619,866	0.17	0.26	0.17	50
51.01	51.03	1.66	1.64	1,410,311,158	0.16	0.63	0.16	67
50.53	50.56	2.09	2.09	207,185,582	0.18	1.55	0.34(i)	153
50.26	50.29	1.16	1.22(g)	57,799,591	0.17(k)	1.88	0.79(i)(k)	61
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	229

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Income ETF	Diversified
JPMorgan International Bond Opportunities ETF	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan Short Duration Core Plus ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
The investment objective of JPMorgan Core Plus Bond ETF (“Core Plus Bond ETF”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
The investment objective of JPMorgan Income ETF (“Income ETF”) is to seek to provide income with a secondary objective of capital appreciation.
The investment objective of JPMorgan International Bond Opportunities ETF (“International Bond Opportunities ETF”) is to seek to provide total return.
The investment objective of JPMorgan Municipal ETF (“Municipal ETF”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
The investment objective of JPMorgan Short Duration Core Plus ETF (“Short Duration Core Plus ETF”) is to seek total return, consistent with preservation of capital.
The investment objective of JPMorgan Ultra-Short Income ETF (“Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.
The investment objective of JPMorgan Ultra-Short Municipal Income ETF (“Ultra-Short Municipal Income ETF”) is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Income ETF	NYSE Arca
International Bond Opportunities ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
Short Duration Core Plus ETF	NYSE Arca
Ultra-Short Income ETF	NYSE Arca*
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.

*	Effective September 15, 2022, the Ultra-Short Income ETF changed its listing exchange from Cboe BZX Exchange, Inc. to NYSE Arca.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

230

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek  to adjust the local closing price for movements of local markets post-closing, but prior to the  time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF at February 28, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

231

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Core Plus Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$123,880,789	$2,208,139	$126,088,928
Collateralized Mortgage Obligations	—	25,610,283	3,547,824	29,158,107
Commercial Mortgage-Backed Securities	—	40,432,225	825,407	41,257,632
Common Stocks
Oil, Gas & Consumable Fuels	14,950	—	1,925	16,875
Professional Services	—	—	153	153
Wireless Telecommunication Services	—	—	6,615	6,615
Total Common Stocks	14,950	—	8,693	23,643
Corporate Bonds
Aerospace & Defense	—	3,236,391	—	3,236,391
Airlines	—	1,226,649	—	1,226,649
Auto Components	—	2,580,855	—	2,580,855
Automobiles	—	1,082,034	—	1,082,034
Banks	—	44,703,846	—	44,703,846
Beverages	—	2,772,286	—	2,772,286
Biotechnology	—	4,331,901	—	4,331,901
Building Products	—	1,833,893	—	1,833,893
Capital Markets	—	16,979,803	—	16,979,803
Chemicals	—	2,735,799	—	2,735,799
Commercial Services & Supplies	—	2,735,265	—	2,735,265
Communications Equipment	—	483,163	—	483,163
Construction & Engineering	—	675,244	—	675,244
Construction Materials	—	55,845	—	55,845
Consumer Finance	—	6,378,347	—	6,378,347
Containers & Packaging	—	2,785,752	—	2,785,752
Diversified Consumer Services	—	239,662	—	239,662
Diversified Financial Services	—	958,126	—	958,126
Diversified Telecommunication Services	—	8,022,303	3	8,022,306
Electric Utilities	—	14,820,589	—	14,820,589
Electrical Equipment	—	753,109	—	753,109
Electronic Equipment, Instruments & Components	—	354,226	—	354,226
Energy Equipment & Services	—	721,515	—	721,515
Entertainment	—	5,429,347	—	5,429,347
Equity Real Estate Investment Trusts (REITs)	—	3,644,876	—	3,644,876
Food & Staples Retailing	—	1,739,289	—	1,739,289
Food Products	—	1,431,369	—	1,431,369
Gas Utilities	—	1,349,419	—	1,349,419
Health Care Equipment & Supplies	—	1,086,508	—	1,086,508

232

Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care Providers & Services	$—	$11,855,263	$—	$11,855,263
Health Care Technology	—	190,294	—	190,294
Hotels, Restaurants & Leisure	—	7,207,495	—	7,207,495
Household Durables	—	869,630	—	869,630
Household Products	—	1,250,178	—	1,250,178
Independent Power and Renewable Electricity Producers	—	965,642	—	965,642
Insurance	—	1,850,466	—	1,850,466
Interactive Media & Services	—	637,709	—	637,709
Internet & Direct Marketing Retail	—	1,286,577	—	1,286,577
IT Services	—	1,579,621	—	1,579,621
Leisure Products	—	140,924	—	140,924
Life Sciences Tools & Services	—	478,041	—	478,041
Machinery	—	1,840,603	—	1,840,603
Media	—	11,600,150	—	11,600,150
Metals & Mining	—	3,752,539	—	3,752,539
Mortgage Real Estate Investment Trusts (REITs)	—	951,304	—	951,304
Multiline Retail	—	542,981	—	542,981
Multi-Utilities	—	1,189,150	—	1,189,150
Oil, Gas & Consumable Fuels	—	19,226,507	—	19,226,507
Personal Products	—	746,586	—	746,586
Pharmaceuticals	—	6,005,196	—	6,005,196
Real Estate Management & Development	—	136,351	—	136,351
Road & Rail	—	2,758,063	—	2,758,063
Semiconductors & Semiconductor Equipment	—	4,935,725	—	4,935,725
Software	—	3,068,846	—	3,068,846
Specialty Retail	—	4,691,945	—	4,691,945
Technology Hardware, Storage & Peripherals	—	2,322,015	—	2,322,015
Textiles, Apparel & Luxury Goods	—	229,160	—	229,160
Thrifts & Mortgage Finance	—	1,951,492	—	1,951,492
Tobacco	—	3,217,097	—	3,217,097
Trading Companies & Distributors	—	1,916,429	—	1,916,429
Transportation Infrastructure	—	9,492	—	9,492
Wireless Telecommunication Services	—	1,910,478	—	1,910,478
Total Corporate Bonds	—	236,461,360	3	236,461,363
Mortgage-Backed Securities	—	122,414,473	—	122,414,473
Municipal Bonds	—	23,601	—	23,601
Preferred Stocks	—	—	2,567	2,567
Rights	—	—	1	1
U.S. Government Agency Securities	—	1,600,421	—	1,600,421
U.S. Treasury Obligations	—	116,429,211	—	116,429,211
Warrants	—	—	2,460	2,460
Short-Term Investments
Investment Companies	111,022,635	—	—	111,022,635
Total Investments in Securities	$111,037,585	$666,852,363	$6,595,094	$784,485,042
Appreciation in Other Financial Instruments
Futures Contracts	$176,453	$—	$—	$176,453
Swaps	—	169,097	—	169,097

233

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Core Plus Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(109,880)	$—	$(109,880)
Futures Contracts	(344,828)	—	—	(344,828)
Swaps	—	(152,439)	—	(152,439)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(168,375)	$(93,222)	$—	$(261,597)

Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$83,482,822	$3,524,503	$87,007,325
Collateralized Mortgage Obligations	—	23,603,561	1,620,029	25,223,590
Commercial Mortgage-Backed Securities	—	56,033,728	—	56,033,728
Corporate Bonds	—	155,988,497	—	155,988,497
Foreign Government Securities	—	9,513,349	—	9,513,349
Mortgage-Backed Securities	—	28,490,448	—	28,490,448
Short-Term Investments
Investment Companies	4,011,385	—	—	4,011,385
Total Investments in Securities	$4,011,385	$357,112,405	$5,144,532	$366,268,322
Liabilities
TBA Short Commitment	$—	$(12,186,727)	$—	$(12,186,727)
Total Liabilities in Securities Sold Short	$—	$(12,186,727)	$—	$(12,186,727)
Appreciation in Other Financial Instruments
Futures Contracts	$13,022	$—	$—	$13,022
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(229,080)	—	(229,080)
Futures Contracts	(147,058)	—	—	(147,058)
Swaps	—	(158,830)	—	(158,830)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(134,036)	$(387,910)	$—	$(521,946)

International Bond Opportunities ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$6,178,702	$—	$6,178,702
Collateralized Mortgage Obligations
United Kingdom	—	21,634	—	21,634
United States	—	2,058,854	1,124,280	3,183,134
Total Collateralized Mortgage Obligations	—	2,080,488	1,124,280	3,204,768
Commercial Mortgage-Backed Securities
United States	—	4,292,131	394,851	4,686,982
Corporate Bonds	—	175,660,102	—	175,660,102

234

International Bond Opportunities ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$79,050,602	$—	$79,050,602
Supranational	—	829,848	—	829,848
Warrants	—	—	120	120
Short-Term Investments
Investment Companies	486,978	—	—	486,978
Total Investments in Securities	$486,978	$268,091,873	$1,519,251	$270,098,102
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,705,500	$—	$4,705,500
Futures Contracts	1,736,782	—	—	1,736,782
Swaps	—	227,843	—	227,843
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(895,252)	—	(895,252)
Futures Contracts	(470,539)	—	—	(470,539)
Swaps	—	(348,099)	—	(348,099)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,266,243	$3,689,992	$—	$4,956,235

Municipal ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$370,953,249	$—	$370,953,249
Short-Term Investments
Investment Companies	28,406,555	—	—	28,406,555
Total Investments in Securities	$28,406,555	$370,953,249	$—	$399,359,804
Appreciation in Other Financial Instruments
Futures Contracts	$313	$—	$—	$313
Depreciation in Other Financial Instruments
Swaps	—	(562,868)	—	(562,868)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$313	$(562,868)	$—	$(562,555)

Short Duration Core Plus ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$35,665,331	$1,755,429	$37,420,760
Collateralized Mortgage Obligations	—	9,586,098	—	9,586,098
Commercial Mortgage-Backed Securities	—	12,574,491	—	12,574,491
Corporate Bonds	—	78,866,892	—	78,866,892
Foreign Government Securities	—	2,094,412	—	2,094,412
Mortgage-Backed Securities	—	18,365,424	—	18,365,424
Municipal Bonds	—	114,577	—	114,577
U.S. Treasury Obligations	—	26,116,202	—	26,116,202

235

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Short Duration Core Plus ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	$805,328	$—	$—	$805,328
U.S. Treasury Obligations	—	887,398	—	887,398
Total Short-Term Investments	805,328	887,398	—	1,692,726
Total Investments in Securities	$805,328	$184,270,825	$1,755,429	$186,831,582
Appreciation in Other Financial Instruments
Futures Contracts	$8,858	$—	$—	$8,858
Depreciation in Other Financial Instruments
Futures Contracts	(22,761)	—	—	(22,761)
Swaps	—	(44,208)	—	(44,208)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(13,903)	$(44,208)	$—	$(58,111)

Ultra-Short Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,707,635,847	$8,476,404	$1,716,112,251
Commercial Mortgage-Backed Securities	—	216,470,911	—	216,470,911
Corporate Bonds	—	9,645,080,199	—	9,645,080,199
Foreign Government Securities	—	28,474,422	—	28,474,422
U.S. Government Agency Securities	—	126,556,750	—	126,556,750
U.S. Treasury Obligations	—	495,602,048	—	495,602,048
Short-Term Investments
Certificates of Deposits	—	4,315,092,661	—	4,315,092,661
Commercial Paper	—	5,461,449,254	—	5,461,449,254
Investment Companies	2,751,326,315	—	—	2,751,326,315
Investment of Cash Collateral from Securities Loaned	16,115,034	—	—	16,115,034
Repurchase Agreements	—	200,000,000	—	200,000,000
Total Short-Term Investments	2,767,441,349	9,976,541,915	—	12,743,983,264
Total Investments in Securities	$2,767,441,349	$22,196,362,092	$8,476,404	$24,972,279,845
There were no significant transfers into or out of level 3 for the year ended February 28, 2023.
Ultra-Short Municipal Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$2,373,404,213	$—	$2,373,404,213
Short-Term Investments
Investment Companies	143,883,279	—	—	143,883,279
Total Investments in Securities	$143,883,279	$2,373,404,213	$—	$2,517,287,492

236

Ultra-Short Municipal Income ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(325,334)	$—	$—	$(325,334)

Core Plus Bond ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$20,370,556	$51	$(119,317)	$2,838	$732,022	$(1,536,730)	$1,145,515	$(19,350,105)	$963,309	$2,208,139
Collateralized Mortgage Obligations	2,918,444	—	(128,362)	2,783	3,940,762	(501,297)	—	(2,300,079)	(384,427)	3,547,824
Commercial Mortgage-Backed Securities	5,075,115	—	(7,935)	307	32,106	(631,191)	793,502	(3,857,615)	(578,882)	825,407
Common Stocks	9,180	19,539	(21,015)	—	—	(25,164)	26,153	—	—	8,693
Corporate Bonds	3	—	—	—	280	(280)	—	—	—	3
Preferred Stocks	5,377	—	(2,810)	—	—	—	—	—	—	2,567
Rights	1	—	—	—	—	—	—	—	—	1
Warrants	1,861	—	599	—	—	—	—	—	—	2,460
Total	$28,380,537	$19,590	$(278,840)	$5,928	$4,705,170	$(2,694,662)	$1,965,170	$(25,507,799)	$—	$6,595,094

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(271,155). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Income ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$8,815,163	$—	$(33,104)	$40,362	$4,521,467	$(4,943,884)	$1,150,421	$(6,025,922)	$3,524,503
Collateralized Mortgage Obligations	1,517,003	—	(39,946)	1	1,659,974	—	—	(1,517,003)	1,620,029

237

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Income ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Commercial Mortgage-Backed Securities	$6,631,360	$—	$4,845	$178	$—	$(994,145)	$—	$(5,642,238)	$—
Total	$16,963,526	$—	$(68,205)	$40,541	$6,181,441	$(5,938,029)	$1,150,421	$(13,185,163)	$5,144,532

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(30,320). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
International Bond Opportunities ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$1,043,618	$9	$(1,891)	$30	$—	$(132,284)	$—	$(909,482)	$—
Collateralized Mortgage Obligations	—	—	(75,715)	2	1,199,993	—	—	—	1,124,280
Commercial Mortgage-Backed Securities	2,815,947	930	(32,669)	297	31,325	(194,239)	379,589	(2,606,329)	394,851
Warrants	184	—	(64)	—	—	—	—	—	120
Total	$3,859,749	$939	$(110,339)	$329	$1,231,318	$(326,523)	$379,589	$(3,515,811)	$1,519,251

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(91,865). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Short Duration Core Plus ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:

238

Short Duration Core Plus ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Asset-Backed Securities	$7,077,155	$—	$(20,258)	$(1,146)	$868,912	$(1,363,440)	$1,207,295	$(6,511,813)	$498,724	$1,755,429
Collateralized Mortgage Obligations	649,255	—	—	—	—	—	—	(649,255)	—	—
Commercial Mortgage-Backed Securities	8,663,746	(106,151)	24,132	(207)	—	(1,063,487)	—	(7,019,309)	(498,724)	—
Total	$16,390,156	$(106,151)	$3,874	$(1,353)	$868,912	$(2,426,927)	$1,207,295	$(14,180,377)	$—	$1,755,429

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Commercial Mortgage-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(35,382). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Core Plus
Bond ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,675,740	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (1.73%)
			Constant Default Rate	0.00% - 1.00% (0.22%)
			Yield (Discount Rate of Cash Flows)	6.55% - 13.73% (8.95%)

Asset-Backed Securities	1,675,740
	1,395,632	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (3.83%)
			Yield (Discount Rate of Cash Flows)	7.81% - 15.68% (11.92%)

Collateralized Mortgage Obligations	1,395,632
Total	$3,071,372

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $3,523,722. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

239

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Income ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$491,652	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (6.88%)
			Constant Default Rate	0.00% - 11.00% (9.46%)
			Yield (Discount Rate of Cash Flows)	6.76% - 8.24% (8.03%)
	2,358,334	Recovery Analysis	Expected Recovery	100% (100%)

Asset-Backed Securities	2,849,986
	454,900	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	15.68% (15.68%)

Collateralized Mortgage Obligations	454,900
Total	$3,304,886

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $1,839,646. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
International
Bond
Opportunities
ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,124,280	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.69% (11.69%)

Collateralized Mortgage Obligations	1,124,280
Total	$1,124,280

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2023, the value of these investments was $394,971. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

240

Short
Duration
Core Plus
ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$886,360	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (5.09%)
			Yield (Discount Rate of Cash Flows)	5.96% - 6.76% (6.59%)
Asset-Backed Securities	886,360
Total	$886,360

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $869,069. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Repurchase Agreements — Ultra-Short Income ETF may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.
The Fund's repurchase agreements are not subject to master netting arrangements.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
International Bond Opportunities ETF may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a  Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMCB. These amounts are not reflected on the Fund's Statements of Assets and Liabilities.
The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2023 are detailed on the SOIs, if any.

241

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
E. Securities Lending — The Funds, except International Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Short Duration Core Plus ETF	$776,266	$(776,266)	$—
Ultra-Short Income ETF	15,697,856	(15,697,856)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 28, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Short Duration Core Plus ETF	$258
Ultra-Short Income ETF	3,372
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the year ended February 28, 2023.

242

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Core Plus Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$35,701,290	$422,927,256	$347,605,911	$—	$—	$111,022,635	111,022,635	$1,234,430	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Income ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b)	$18,529,733	$137,817,300	$152,332,972	$(3,228)	$552	$4,011,385	4,009,381	$81,114	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

International Bond Opportunities ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$9,903,539	$148,902,879	$158,319,440	$—	$—	$486,978	486,978	$159,398	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

243

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Municipal ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$10,795,128	$305,603,053	$287,986,891	$(6,511)	$1,776	$28,406,555	28,400,875	$480,423	$1,815

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Short Duration Core Plus ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b)	$23,982,204	$125,626,979	$149,610,165	$(416)	$1,398	$—	—	$302,335	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	110,760	4,488,124	3,793,556	—	—	805,328	805,328	12,150*	—
Total	$24,092,964	$130,115,103	$153,403,721	$(416)	$1,398	$805,328		$314,485	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Ultra-Short Income ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (a) (b)	$36,712,288	$98,000,000	$120,000,000	$(2,881)*	$4,545	$14,713,952	14,708,069	$323,562 *	$—

244

Ultra-Short Income ETF (continued)
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$5,092,765	$161,669,807	$165,361,490	$—	$—	$1,401,082	1,401,082	$86,962*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	3,227,762,466	14,896,050,381	15,372,486,532	—	—	2,751,326,315	2,751,326,315	57,998,492	—
Total	$3,269,567,519	$15,155,720,188	$15,657,848,022	$(2,881)	$4,545	$2,767,441,349		$58,409,016	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Ultra-Short Municipal Income ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$288,389,747	$4,449,311,594	$4,593,783,546	$(44,091)	$9,575	$143,883,279	143,854,508	$3,935,404	$13,700

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets

245

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
H. Derivatives —The Funds used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes H(1) — H(4) below describe the various derivatives used by the Funds.
(1) Options  —  Income ETF purchased and/or sold ("wrote") put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Funds for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
(2) Futures Contracts — The Funds used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

246

The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts —  Core Plus Bond ETF, Income ETF and International Bond Opportunities ETF are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Funds' forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Swaps —  Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF, Municipal ETF and Short Duration Core Plus ETF engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
Core Plus Bond ETF, Income ETF, Municipal ETF and Short Duration Core Plus ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

247

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Interest Rate Swaps
International Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.
(5) Summary of Derivatives Information —The following tables present the value of derivatives held as of February 28, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Municipal Income ETF
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$—	$4,705,500	$—	$—	$—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(109,880)	(229,080)	(895,252)	—	—	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	176,453	13,022	1,736,782	313	8,858	—
Swaps at Value (Assets) **	—	—	227,843	—	—	—
Unrealized Depreciation on Futures Contracts *	(344,828)	(147,058)	(470,539)	—	(22,761)	(325,334)
Swaps at Value (Liabilities) **	—	—	(348,099)	—	—	—
Credit Risk Exposure:
Swaps at Value (Assets) **	244,301	—	—	—	—	—
Swaps at Value (Liabilities) **	(52,623)	(610,159)	—	(228,849)	(98,343)	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(168,375)	(134,036)	1,266,243	313	(13,903)	(325,334)
Swaps at Value **	191,678	(610,159)	(120,256)	(228,849)	(98,343)	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(109,880)	(229,080)	3,810,248	—	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2023:
International Bond Opportunities ETF
Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities(a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$567,300	$—	$—	$567,300
BNP Paribas	617,848	(166,315)	—	451,533
Citibank, NA	335,689	(335,689)	—	—
Goldman Sachs International	113,917	(113,917)	—	—
HSBC Bank, NA	2,466,145	(61,764)	—	2,404,381
Merrill Lynch International	4,915	(4,915)	—	—
Morgan Stanley	336,839	—	—	336,839
Royal Bank of Canada	3,927	(1,065)	—	2,862

248

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities(a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Standard Chartered Bank	$9,681	$(9,681)	$—	$—
TD Bank Financial Group	249,239	—	—	249,239
	$4,705,500	$(693,346)	$—	$4,012,154

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities(a)	Derivative Available for Offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
BNP Paribas	$166,315	$(166,315)	$—	$—
Citibank, NA	343,650	(335,689)	—	7,961
Goldman Sachs International	116,719	(113,917)	—	2,802
HSBC Bank, NA	61,764	(61,764)	—	—
Merrill Lynch International	14,606	(4,915)	—	9,691
Royal Bank of Canada	1,065	(1,065)	—	—
Standard Chartered Bank	182,091	(9,681)	—	172,410
State Street Corp.	9,042	—	—	9,042
	$895,252	$(693,346)	$—	$201,906

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2023, by primary underlying risk exposure:
	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$(48,964)	$(117,664)	$12,047,374	$—	$—	$—	$—
Purchased Options	—	(47,440)	—	—	—	—	—
Interest Rate Risk Exposure:
Futures Contracts	(3,661,168)	(2,111,629)	5,992,156	194,492	942,880	59,810,620	(1,052,972)
Swap Contracts	—	—	2,231,356	—	—	—	—
Credit Exposure Risk:
Swap Contracts	126,077	456,097	917,689	(105,115)	160,804	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(130,316)	(248,622)	5,131,794	—	—	—	—
Interest Rate Risk Exposure:
Futures Contracts	(234,035)	(13,542)	1,023,641	20,852	79,737	3,700,590	(325,334)
Swap Contracts	—	—	(975,182)	—	—	—	—
Credit Exposure Risk:
Swap Contracts	53,715	(396,002)	(799,320)	(562,868)	(8,691)	—	—

249

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Derivatives Volume
The table below discloses the volume of the Funds' options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF
Futures Contracts:
Average Notional Balance Long	$69,231,419	$47,912,537	$17,361,470	$—
Average Notional Balance Short	(9,561,625)	(19,709,407)	(79,331,448)	(964,142)
Ending Notional Balance Long	167,609,352	117,471,501	35,611,974	—
Ending Notional Balance Short	(9,715,461)	(6,139,501)	(81,184,962)	(821,188)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(836,822)	(1,348,024)	(59,189,799)	—
Average Settlement Value Sold	297,062	299,995	277,839,884	—
Ending Settlement Value Purchased	(3,861,054)	(6,942,393)	(40,548,181)	—
Ending Settlement Value Sold	—	—	288,934,739	—
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	—	—	46,065,754	—
Average Notional Balance - Receives Fixed Rate	—	—	16,010,316	—
Ending Notional Balance - Pays Fixed Rate	—	—	51,000,000	—
Ending Notional Balance - Receives Fixed Rate	—	—	11,250,000	—
OTC Options:
Average Number of Contracts Purchased	—	1,253,596	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	2,496,923	5,040,615	1,654,537	4,134,615
Average Notional Balance -Sell Protection	7,896,154	744,231	113,623	—
Ending Notional Balance - Buy Protection	2,150,000	24,929,000	—	9,350,000
Ending Notional Balance - Sell Protection	18,250,000	—	—	—

	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
Futures Contracts:
Average Notional Balance Long	$30,061,815	$—	$9,905,005
Average Notional Balance Short	(22,029,819)	(993,531,581)	—
Ending Notional Balance Long	29,678,813	—	128,765,063
Ending Notional Balance Short	(13,198,876)	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	1,850,000	—	—
Average Notional Balance -Sell Protection	603,846	—	—
Ending Notional Balance - Buy Protection	4,000,000	—	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.E), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds.

250

International Bond Opportunities ETF’s derivative contracts collateral requirements and collateral posted or received by counterparty as of February 28, 2023 are as follows:
Fund		Fund Counterparty	Value of swap contracts	Collateral amount
International Bond Opportunities ETF	Collateral Received	Goldman Sachs International	$—	$(270,000)
The Funds' derivatives contracts held at February 28, 2023 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least monthly and are declared separately for each class. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Plus Bond ETF	$—	$(5,461)	$5,461
Income ETF	—	54,180	(54,180)
International Bond Opportunities ETF	—	1,453,691	(1,453,691)
Municipal ETF	—	(530)	530
Short Duration Core Plus ETF	—	127,032	(127,032)
Ultra-Short Income ETF	—	6,901,784	(6,901,784)
Ultra-Short Municipal Income ETF	—	(14,527)	14,527
The reclassifications for the Funds relate primarily to tax adjustments on certain derivatives and investments and foreign currency gains or losses.

251

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Core Plus Bond ETF	0.40%
Income ETF	0.40
International Bond Opportunities ETF	0.50
Municipal ETF	0.18
Short Duration Core Plus ETF	0.33
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee  — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
During the year ended February 28, 2023, the Funds, excluding Ultra-Short Municipal Income ETF, purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

252

4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Plus Bond ETF	$499,447,960	$125,003,453	$108,986,794	$17,345,364
Income ETF	689,515,547	428,755,116	—	—
International Bond Opportunities ETF	187,862,031	198,073,941	4,943,342	5,174,388
Municipal ETF	348,357,897	66,595,423	—	—
Short Duration Core Plus ETF	314,567,305	290,087,676	87,976,202	101,687,324
Ultra-Short Income ETF	7,044,172,800	6,655,682,323	495,808,453	—
Ultra-Short Municipal Income ETF	2,257,337,911	2,287,226,006	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Plus Bond ETF	$826,358,320	$2,365,582	$44,325,437	$(41,959,855)
Income ETF	367,692,969	1,211,661	15,796,310	(14,584,649)
International Bond Opportunities ETF	301,710,414	8,478,087	35,134,164	(26,656,077)
Municipal ETF	404,540,785	2,203,933	7,613,450	(5,409,517)
Short Duration Core Plus ETF	196,738,230	220,382	10,239,276	(10,018,894)
Ultra-Short Income ETF	25,116,260,754	4,670,475	148,651,384	(143,980,909)
Ultra-Short Municipal Income ETF	2,530,586,721	522,215	14,146,778	(13,624,563)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to  tax adjustments on certain derivatives and investments and foreign currency currency gain/loss.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Core Plus Bond ETF	$13,633,852	$—	$—	$13,633,852
Income ETF	8,401,235	46,079	—	8,447,314
International Bond Opportunities ETF	9,201,940	—	—	9,201,940
Municipal ETF	38,277	—	5,205,525	5,243,802
Short Duration Core Plus ETF	5,562,119	—	—	5,562,119
Ultra-Short Income ETF	433,122,466	37,880,654	—	471,003,120
Ultra-Short Municipal Income ETF	187,897	—	36,976,978	37,164,875

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

253

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Core Plus Bond ETF	$3,826,089	$295,433	$—	$4,121,522
Income ETF	984,569	—	—	984,569
International Bond Opportunities ETF	7,636,751	—	—	7,636,751
Municipal ETF	172,844	217,354	1,363,517	1,753,715
Short Duration Core Plus ETF	1,471,354	17,709	—	1,489,063
Ultra-Short Income ETF	124,373,607	299,095	—	124,672,702
Ultra-Short Municipal Income ETF	7,072	—	5,044,080	5,051,152

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax exempt income	Unrealized Appreciation (Depreciation)
Core Plus Bond ETF	$2,479,221	$(7,861,230)	$—	$(42,031,763)
Income ETF	1,773,156	(2,453,378)	—	(14,584,649)
International Bond Opportunities ETF	3,585,693	(5,925,547)	—	(27,294,411)
Municipal ETF	—	(4,224,639)	1,087,544	(5,409,517)
Short Duration Core Plus ETF	752,058	(4,129,205)	—	(10,018,892)
Ultra-Short Income ETF	78,196,002	—	—	(143,980,909)
Ultra-Short Municipal Income ETF	—	(15,555,763)	5,882,061	(13,624,563)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and investments, post-October capital loss deferrals, foreign currency gain/loss and wash sale loss deferrals.
At February 28, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Plus Bond ETF	$4,248,680	$3,612,550
Income ETF	2,129,264	324,114
International Bond Opportunities ETF	1,218,196	4,707,351
Municipal ETF	2,687,809	1,536,830
Short Duration Core Plus ETF	3,729,251	399,954
Ultra-Short Municipal Income ETF	8,097,767	7,457,996

254

Specified ordinary losses and net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following specified ordinary losses and net capital losses (gains):
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Core Plus Bond ETF	$645,515	$1,099,281	$174,661
Income ETF	931,969	1,826,186	1
International Bond Opportunities ETF	(120,254)	2,507,917	—
Municipal ETF	211,373	53,428	—
Short Duration Core Plus ETF	233,434	3,207,638	—
Ultra-Short Income ETF	3,619,486	11,643,452	—
Ultra-Short Municipal Income ETF	762,814	1,030,672	—
During the year ended February 28, 2023, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
International Bond Opportunities ETF	$31,785	$—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 28, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

255

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
International Bond Opportunities ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Core Plus Bond ETF, Income ETF, International Bond Opportunities ETF and Short Duration Core Plus ETF invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
International Bond Opportunities ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
London Interbank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month,

256

3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds, excluding Municipal ETF and Ultra-Short Municipal Income ETF, invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

257

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
As of February 28, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	International Bond Opportunities ETF	Ultra-Short Income ETF
Canada	—%	12.3%
United Kingdom	10.5	—

258

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of the seven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (seven of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations and of cash flows (for JPMorgan Income ETF) for the year ended February 28, 2023 and the statements of changes in net assets for each the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations and their cash flows (for JPMorgan Income ETF) for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
JPMorgan Core Plus Bond ETF (1)	JPMorgan Short Duration Core Plus ETF (3)
JPMorgan Income ETF (2)	JPMorgan Ultra-Short Income ETF (1)
JPMorgan International Bond Opportunities ETF (1)	JPMorgan Ultra-Short Municipal Income ETF (1)
JPMorgan Municipal ETF (1)

(1) Statements of changes in net assets for the years ended February 28, 2023 and February 28, 2022
(2) Statements of changes in net assets for the year ended February 28, 2023 and the period October 28, 2021 (commencement of operations) through February 28, 2022
(3) Statements of changes in net assets for the year ended February 28, 2023 and the period March 1, 2021 (commencement of operations) through February 28, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

259

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None

260

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

261

TRUSTEES
(Unaudited)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

262

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	263

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

264	J.P. Morgan Exchange-Traded Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond ETF
Actual	$1,000.00	$986.80	$1.92	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
JPMorgan Income ETF
Actual	1,000.00	1,008.80	1.99	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
JPMorgan International Bond Opportunities ETF
Actual	1,000.00	1,033.70	2.52	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
JPMorgan Municipal ETF
Actual	1,000.00	1,009.50	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
JPMorgan Short Duration Core Plus ETF
Actual	1,000.00	1,005.90	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
JPMorgan Ultra-Short Income ETF
Actual	1,000.00	1,018.50	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
JPMorgan Ultra-Short Municipal Income ETF
Actual	1,000.00	1,010.60	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

February 28, 2023	J.P. Morgan Exchange-Traded Funds	265

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

266	J.P. Morgan Exchange-Traded Funds	February 28, 2023

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2023:
Long-Term Capital Gain Distribution
JPMorgan Income ETF	$46,079
JPMorgan Ultra-Short Income ETF	37,880,654
Qualified Interest Income (QII) and Short-Term Capital Gain
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2023:
	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Core Plus Bond ETF	$12,399,989	$—
JPMorgan Income ETF	7,021,965	—
JPMorgan International Bond Opportunities ETF	1,331,945	—
JPMorgan Short Duration Core Plus ETF	4,125,633	—
JPMorgan Ultra-Short Income ETF	223,194,077	5,744,503
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 28, 2023:
Exempt Distributions Paid
JPMorgan Municipal ETF	$5,205,525
JPMorgan Ultra-Short Municipal Income ETF	36,976,978
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2023:
Income from U.S. Treasury Obligations
JPMorgan Core Plus Bond ETF	12.1%
JPMorgan International Bond Opportunities ETF	0.3
JPMorgan Short Duration Core Plus ETF	13.4

February 28, 2023	J.P. Morgan Exchange-Traded Funds	267

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-FIETF-223

Annual Report
J.P. Morgan Exchange-Traded Funds
February 28, 2023
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders MSCI US REIT ETF	BBRE	Cboe BZX Exchange, Inc.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 28, 2023	J.P. Morgan Exchange-Traded Funds	1

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(11.84)%
Market Price **	(11.85)%
MSCI US REIT Custom Capped Index	(11.74)%
MSCI US REIT Index	(11.74)%
Net Assets as of 2/28/2023	$741,364,325
Fund Ticker	BBRE
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. Using a passive investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index. The Underlying Index includes a capping methodology, which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index.
HOW DID THE MARKET PERFORM?
While overall returns on U.S. equity were negative for the period, the U.S. real estate sector was among the worst performing sectors amid rising interest rates and a spike in inflation to the highest levels in four decades. Rising mortgage rates weighed on the homebuilding sector and the office sector was hurt by low office utilization rates amid the work-from-home trend. The retail sector also underperformed amid consumers’ preference for online shopping, though there were indications late in the period of growing demand for in-person shopping. Meanwhile, the hotels sector benefited from historically high U.S. household savings and pent-up consumer demand for travel. The self-storage sector also outperformed the broader real estate sector.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund performed in line with both the Underlying Index and the MSCI US REIT Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the office and residential REIT sectors were leading detractors from absolute performance. The Fund’s and the Underlying Index’s exposure to the diversified REIT sector was the sole contributor to absolute performance.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the apartments and diversified REIT sectors and the smallest allocations were to the hotels and regional malls REIT sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF February 28, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	11.3%
2.	Equinix, Inc.	6.3
3.	Public Storage	4.7
4.	Realty Income Corp.	4.0
5.	Simon Property Group, Inc.	3.9
6.	Welltower, Inc.	3.5
7.	VICI Properties, Inc.	3.2
8.	Digital Realty Trust, Inc.	3.0
9.	AvalonBay Communities, Inc.	2.4
10.	Alexandria Real Estate Equities, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Diversified	17.8%
Apartments	17.5
Industrial	16.0
Storage	10.8
Health Care	10.0
Office	6.7
Single Tenant	6.7
Shopping Centers	5.7
Regional Malls	4.4
Hotels	3.6
Short-Term Investments	0.8

2	J.P. Morgan Exchange-Traded Funds	February 28, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $85.96 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $85.99.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders MSCI US REIT ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	(11.84)%	5.42%
Market Price		(11.85)	5.42
LIFE OF FUND PERFORMANCE (6/15/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Custom Capped Index from June 15, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Custom Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the respective Index, if applicable.
The MSCI US REIT Custom Capped Index is designed to measure the performance of the US equity REIT market across all market capitalizations. It starts with the universe and weightings of stocks in the MSCI US REIT Index and applies certain investment limits designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the MSCI US REIT Custom Capped Index, from exceeding a maximum of 25% of the MSCI US REIT Custom Capped Index.
For periods presented prior to the adoption of a unitary fee structure, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.5%
Apartments — 17.6%
American Homes 4 Rent, Class A, REIT	233,754	7,251,049
Apartment Income REIT Corp., REIT	110,374	4,172,137
Apartment Investment and Management Co., Class A, REIT	111,624	837,180
AvalonBay Communities, Inc., REIT	102,996	17,768,870
Camden Property Trust, REIT	74,502	8,549,850
Centerspace, REIT	11,095	694,658
Equity LifeStyle Properties, Inc., REIT	130,165	8,917,604
Equity Residential, REIT	264,308	16,524,536
Essex Property Trust, Inc., REIT	47,672	10,872,076
Independence Realty Trust, Inc., REIT	164,962	2,984,163
Invitation Homes, Inc., REIT	450,106	14,070,314
Mid-America Apartment Communities, Inc., REIT	85,017	13,611,222
NexPoint Residential Trust, Inc., REIT	16,929	819,871
Sun Communities, Inc., REIT	91,210	13,055,799
UDR, Inc., REIT	239,654	10,266,777
		130,396,106
Diversified — 17.8%
Alexander & Baldwin, Inc., REIT	53,403	997,034
American Assets Trust, Inc., REIT	37,873	955,536
Armada Hoffler Properties, Inc., REIT	49,868	639,308
Broadstone Net Lease, Inc., REIT	127,449	2,262,220
Digital Realty Trust, Inc., REIT	211,676	22,062,990
Elme Communities, REIT	64,426	1,198,968
EPR Properties, REIT	55,230	2,255,593
Equinix, Inc., REIT	68,131	46,892,523
Farmland Partners, Inc., REIT	38,171	409,193
Gaming and Leisure Properties, Inc., REIT	189,586	10,214,894
Gladstone Commercial Corp., REIT	29,164	398,964
Gladstone Land Corp., REIT	24,275	427,240
Global Net Lease, Inc., REIT	76,418	1,079,022
InvenTrust Properties Corp., REIT	49,638	1,200,743
iStar, Inc., REIT	62,852	483,960
LXP Industrial Trust, REIT	202,987	2,117,154
Necessity Retail REIT, Inc. (The), REIT	98,819	677,898
One Liberty Properties, Inc., REIT	12,411	281,109
Safehold, Inc., REIT	18,314	547,222
UMH Properties, Inc., REIT	38,980	663,050
VICI Properties, Inc., REIT	709,018	23,773,374
WP Carey, Inc., REIT	153,149	12,429,573
		131,967,568
Health Care — 10.1%
CareTrust REIT, Inc., REIT	71,432	1,405,068
Community Healthcare Trust, Inc., REIT	17,697	685,582
INVESTMENTS	SHARES	VALUE($)

Health Care — continued
Global Medical REIT, Inc., REIT	45,820	460,949
Healthcare Realty Trust, Inc., REIT	280,172	5,463,354
Healthpeak Properties, Inc., REIT	395,729	9,521,240
LTC Properties, Inc., REIT	29,824	1,068,296
Medical Properties Trust, Inc., REIT (a)	440,238	4,534,451
National Health Investors, Inc., REIT	31,937	1,756,535
Omega Healthcare Investors, Inc., REIT	172,398	4,618,542
Physicians Realty Trust, REIT	168,043	2,492,078
Sabra Health Care REIT, Inc., REIT	170,040	2,025,176
Universal Health Realty Income Trust, REIT	9,653	511,802
Ventas, Inc., REIT	294,265	14,315,992
Welltower, Inc., REIT	347,866	25,783,828
		74,642,893
Hotels — 3.6%
Apple Hospitality REIT, Inc., REIT	159,980	2,641,270
Chatham Lodging Trust, REIT	34,134	416,776
DiamondRock Hospitality Co., REIT	154,136	1,344,066
Host Hotels & Resorts, Inc., REIT	526,389	8,843,335
Park Hotels & Resorts, Inc., REIT	165,523	2,275,941
Pebblebrook Hotel Trust, REIT	96,794	1,381,250
RLJ Lodging Trust, REIT	119,299	1,352,851
Ryman Hospitality Properties, Inc., REIT	38,578	3,578,881
Service Properties Trust, REIT	121,805	1,337,419
Summit Hotel Properties, Inc., REIT	78,696	582,350
Sunstone Hotel Investors, Inc., REIT	154,892	1,637,209
Xenia Hotels & Resorts, Inc., REIT	83,812	1,176,721
		26,568,069
Industrial — 16.0%
Americold Realty Trust, Inc., REIT	198,326	5,830,784
EastGroup Properties, Inc., REIT	32,078	5,237,375
First Industrial Realty Trust, Inc., REIT	97,275	5,131,256
Indus Realty Trust, Inc., REIT	2,998	199,457
Innovative Industrial Properties, Inc., REIT	20,590	1,820,362
Plymouth Industrial REIT, Inc., REIT	31,550	682,427
Prologis, Inc., REIT	679,552	83,856,717
Rexford Industrial Realty, Inc., REIT	135,091	8,167,602
STAG Industrial, Inc., REIT	131,941	4,438,495
Terreno Realty Corp., REIT	56,003	3,483,947
		118,848,422
Office — 6.7%
Alexandria Real Estate Equities, Inc., REIT	114,754	17,187,854
Boston Properties, Inc., REIT	109,627	7,178,376
Brandywine Realty Trust, REIT	126,308	743,954
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders MSCI US REIT ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Office — continued
City Office REIT, Inc., REIT	29,237	247,345
Corporate Office Properties Trust, REIT	82,763	2,104,663
Cousins Properties, Inc., REIT	111,485	2,730,268
Douglas Emmett, Inc., REIT	129,414	1,828,620
Easterly Government Properties, Inc., REIT	63,514	959,061
Empire State Realty Trust, Inc., Class A, REIT	100,389	731,836
Equity Commonwealth, REIT	80,565	1,710,395
Highwoods Properties, Inc., REIT	77,451	2,052,451
Hudson Pacific Properties, Inc., REIT	103,742	957,539
JBG SMITH Properties, REIT	75,398	1,300,615
Kilroy Realty Corp., REIT	77,444	2,789,533
Office Properties Income Trust, REIT	35,749	587,714
Orion Office REIT, Inc., REIT	41,692	356,883
Paramount Group, Inc., REIT	129,468	682,296
Piedmont Office Realty Trust, Inc., Class A, REIT	90,845	831,232
SL Green Realty Corp., REIT	47,351	1,612,302
Veris Residential, Inc., REIT *	56,999	919,964
Vornado Realty Trust, REIT	120,029	2,374,174
		49,887,075
Regional Malls — 4.5%
CBL & Associates Properties, Inc., REIT	9,376	239,557
Macerich Co. (The), REIT	158,125	1,889,594
Simon Property Group, Inc., REIT	240,688	29,385,598
Tanger Factory Outlet Centers, Inc., REIT	76,814	1,451,016
		32,965,765
Shopping Centers — 5.7%
Acadia Realty Trust, REIT	69,901	1,018,458
Alexander's, Inc., REIT	1,691	370,177
Brixmor Property Group, Inc., REIT	220,791	4,998,708
Federal Realty Investment Trust, REIT	53,806	5,745,405
Kimco Realty Corp., REIT	455,297	9,383,671
Kite Realty Group Trust, REIT	161,303	3,503,501
NETSTREIT Corp., REIT	40,400	815,676
Phillips Edison & Co., Inc., REIT	86,206	2,938,763
Regency Centers Corp., REIT	113,376	7,131,350
Retail Opportunity Investments Corp., REIT	91,683	1,304,649
RPT Realty, REIT	62,758	672,766
Saul Centers, Inc., REIT	10,550	414,826
SITE Centers Corp., REIT	140,805	1,882,563
Urban Edge Properties, REIT	86,451	1,331,345
Urstadt Biddle Properties, Inc., Class A, REIT	21,974	380,150
Whitestone, REIT	34,541	326,412
		42,218,420
INVESTMENTS	SHARES	VALUE($)

Single Tenant — 6.7%
Agree Realty Corp., REIT	65,206	4,615,281
Essential Properties Realty Trust, Inc., REIT	104,814	2,700,009
Four Corners Property Trust, Inc., REIT	61,757	1,676,702
Getty Realty Corp., REIT	29,241	1,003,843
National Retail Properties, Inc., REIT	131,585	5,963,432
Realty Income Corp., REIT	461,704	29,525,971
Spirit Realty Capital, Inc., REIT	102,816	4,233,963
		49,719,201
Storage — 10.8%
CubeSmart, REIT	165,331	7,768,904
Extra Space Storage, Inc., REIT	98,588	16,232,514
Iron Mountain, Inc., REIT	214,023	11,289,713
Life Storage, Inc., REIT	62,578	7,541,901
National Storage Affiliates Trust, REIT	63,551	2,688,207
Public Storage, REIT	116,376	34,790,605
		80,311,844
Total Common Stocks (Cost $879,062,443)		737,525,363
Short-Term Investments — 0.8%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (b) (c) (Cost $2,659,750)	2,659,750	2,659,750
Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (b) (c)	20	20
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (b) (c)	3,129,388	3,129,388
Total Investment of Cash Collateral from Securities Loaned (Cost $3,129,408)		3,129,408
Total Short-Term Investments (Cost $5,789,158)		5,789,158
Total Investments — 100.3% (Cost $884,851,601)		743,314,521
Liabilities in Excess of Other Assets — (0.3)%		(1,950,196)
NET ASSETS — 100.0%		741,364,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $2,930,638.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
DJ US Real Estate Index	101	03/17/2023	USD	3,406,730	53,588

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF February 28, 2023

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$737,525,363
Investments in affiliates, at value	2,659,750
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	3,129,408
Cash	24,583
Deposits at broker for futures contracts	482,000
Receivables:
Investment securities sold	33,358,536
Fund shares sold	4,297,764
Dividends from non-affiliates	885,922
Dividends from affiliates	323
Securities lending income (See Note 2.B.)	408
Total Assets	782,364,057
LIABILITIES:
Payables:
Investment securities purchased	7,709,219
Collateral received on securities loaned (See Note 2.B.)	3,129,408
Fund shares redeemed	30,084,348
Variation margin on futures contracts	8,113
Accrued liabilities:
Management fees (See Note 3.A.)	68,644
Total Liabilities	40,999,732
Net Assets	$741,364,325
NET ASSETS:
Paid-in-Capital	$939,569,860
Total distributable earnings (loss)	(198,205,535)
Total Net Assets	$741,364,325
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	8,625,000
Net asset value, per share	$85.96
Cost of investments in non-affiliates	$879,062,443
Cost of investments in affiliates	2,659,750
Investment securities on loan, at value (See Note 2.B.)	2,930,638
Cost of investment of cash collateral (See Note 2.B.)	3,129,408
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	February 28, 2023

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$10,465
Interest income from affiliates	73
Dividend income from non-affiliates	32,873,363
Dividend income from affiliates	116,137
Income from securities lending (net) (See Note 2.B.)	13,139
Total investment income	33,013,177
EXPENSES:
Management fees (See Note 3.A.)	1,152,104
Interest expense to non-affiliates	183
Other	877
Total expenses	1,153,164
Net investment income (loss)	31,860,013
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(62,958,006)
In-kind redemptions of investments in non-affiliates (See Note 4)	85,156,818
Futures contracts	(159,726)
Net realized gain (loss)	22,039,086
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(193,360,599)
Investments in affiliates	1,100
Futures contracts	69,961
Change in net unrealized appreciation/depreciation	(193,289,538)
Net realized/unrealized gains (losses)	(171,250,452)
Change in net assets resulting from operations	$(139,390,439)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,860,013	$28,015,841
Net realized gain (loss)	22,039,086	120,936,985
Change in net unrealized appreciation/depreciation	(193,289,538)	136,251,529
Change in net assets resulting from operations	(139,390,439)	285,204,355
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(24,640,292)	(27,102,001)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(451,881,328)	155,051,115
NET ASSETS:
Change in net assets	(615,912,059)	413,153,469
Beginning of period	1,357,276,384	944,122,915
End of period	$741,364,325	$1,357,276,384
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$456,973,055	$741,079,084
Cost of shares redeemed	(908,854,383)	(586,027,969)
Total change in net assets resulting from capital transactions	$(451,881,328)	$155,051,115
SHARE TRANSACTIONS:
Issued	4,900,000	8,000,000
Redeemed	(9,850,000)	(5,875,000)
Net increase (decrease) in shares from share transactions	(4,950,000)	2,125,000
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	February 28, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders MSCI US REIT ETF
Year Ended February 28, 2023	$99.98	$2.75	$(14.63)	$(11.88)	$(2.14)	$—	$(2.14)
Year Ended February 28, 2022	82.46	1.93	17.48	19.41	(1.89)	—	(1.89)
Year Ended February 28, 2021	82.62	2.07	0.28(f)	2.35	(2.51)	—	(2.51)
Year Ended February 29, 2020	81.21	2.55	0.80(f)	3.35	(1.85)	(0.09)	(1.94)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10	6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(h)	Commencement of operations.
(i)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	February 28, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$85.96	$85.99	(11.84)%	(11.85)%	$741,364,325	0.11%	3.03%	0.11%	8%
99.98	100.02	23.55	23.45	1,357,276,384	0.11	1.96	0.11	5
82.46	82.56	3.37	3.36	944,122,915	0.11	2.82	0.11	7
82.62	82.73	4.06	4.18	1,206,297,493	0.11	2.88	0.16(g)	5
81.21	81.22	9.40	9.41(i)	136,028,924	0.11(j)	3.37	0.40(g)(j)	5
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	13

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) is a separate diversified series of the Trust covered in this report.
The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units". Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

14	J.P. Morgan Exchange-Traded Funds	February 28, 2023

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$743,314,521	$—	$—	$743,314,521
Appreciation in Other Financial Instruments
Futures Contracts (a)	$53,588	$—	$—	$53,588

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of February 28, 2023.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$2,930,638	$(2,930,638)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	15

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 28, 2023, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$2,057
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (a) (b)	$10,994,199	$123,000,000	$133,997,609	$2,330*	$1,100	$20	20	$85,002 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	2,282,053	170,152,496	169,305,161	—	—	3,129,388	3,129,388	49,192*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	11,322,728	96,527,196	105,190,174	—	—	2,659,750	2,659,750	116,137	—
Total	$24,598,980	$389,679,692	$408,492,944	$2,330	$1,100	$5,789,158		$250,331	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts— The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

16	J.P. Morgan Exchange-Traded Funds	February 28, 2023

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the year ended February 28, 2023:

Futures Contracts:
Average Notional Balance Long	$5,890,581
Ending Notional Balance Long	3,406,730
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$80,419,086	$(297,456)	$(80,121,630)
The reclassifications for the Fund relate primarily to redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee — JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund's average daily net assets.
Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to the Fund), except for the management fee, payments under the Fund's 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
B. Administration Fee  — JPMIM provides administration services to the Fund. Pursuant to the Management Agreement for the Fund, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Fund. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by the Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under the Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$89,678,690	$191,419,318
During the year ended February 28, 2023, there were no purchases or sales of U.S. Government securities.
For the year ended February 28, 2023, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$451,447,127	$787,015,487
During the year ended February 28, 2023, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.

18	J.P. Morgan Exchange-Traded Funds	February 28, 2023

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$889,863,605	$10,321,523	$156,817,019	$(146,495,496)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to post-October capital loss deferrals and wash sale loss deferrals.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
Ordinary Income*	Total Distributions Paid
$24,640,292	$24,640,292

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
Ordinary Income*	Total Distributions Paid
$27,102,001	$27,102,001

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,345,276	$(38,834,282)	$(146,495,496)
The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.
At February 28, 2023, the Fund had net capital loss carryforwards which are available to offset future realized gains as follows:
Capital Loss Carryforward Character
Short-Term	Long-Term
$25,400,113	$13,434,169
Net capital losses (gains)  incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended February 28, 2023, the Fund deferred to March 1, 2023 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term	Long-Term
$7,936,103	$12,275,324

February 28, 2023	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
7. Borrowings
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 28, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of February 28, 2023, JPMorgan SmartRetirement Funds  and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
12.4%	24.9%
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund may not track the return of its underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, the Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return may differ from the return of the underlying index.
Because the Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

20	J.P. Morgan Exchange-Traded Funds	February 28, 2023

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility,negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders MSCI US REIT ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan BetaBuilders MSCI US REIT ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2023 and for the period June 15, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the four years in the period ended February 28, 2023 and for the period June 15, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	J.P. Morgan Exchange-Traded Funds	February 28, 2023

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None

February 28, 2023	J.P. Morgan Exchange-Traded Funds	23

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None

24	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	25

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

26	J.P. Morgan Exchange-Traded Funds	February 28, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	27

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

28	J.P. Morgan Exchange-Traded Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$973.10	$0.54	0.11%
Hypothetical	1,000.00	1,024.25	0.55	0.11

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

February 28, 2023	J.P. Morgan Exchange-Traded Funds	29

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each of the applicable J.P. Morgan Exchange-Traded Funds (each a “Fund”; and collectively, the “Funds”) Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

30	J.P. Morgan Exchange-Traded Funds	February 28, 2023

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Section 199A Income
The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the fiscal year ended February 28, 2023.
Qualified Business Income
JPMorgan BetaBuilders MSCI US REIT ETF	$24,640,292

February 28, 2023	J.P. Morgan Exchange-Traded Funds	31

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-RETF-223

Annual Report
J.P. Morgan Exchange-Traded Funds
February 28, 2023
Fund	Ticker	Listing Exchange
JPMorgan Inflation Managed Bond ETF	JCPI	Cboe BZX Exchange, Inc.
JPMorgan Realty Income ETF	JPRE	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 28, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)
Global financial markets declined through most of the period amid inflationary pressures, rapidly rising interest rates, war across Ukraine and weaker economic conditions in China. However, developed markets stabilized somewhat in the second half of the period as domestic economic data improved.
While both equities and bonds were down for the period, fixed income assets experienced a historically poor performance. For the twelve month period, the Bloomberg 1-10 Year TIPS Index returned -6.98% and the MSCI US REIT Index (the “Benchmark”) returned -11.74%.
Within U.S. equity, the real estate sector was among the worst performing sectors amid rising interest rates and a spike in inflation to the highest levels in four decades. Rising mortgage rates weighed on the homebuilding sector, while the hotels sector benefited from historically high U.S. household savings and pent-up consumer demand for travel. The self-storage sector also outperformed other parts of the real estate sector. However, the office sector was among the worst performers as office utilization rates remained low and the work-from-home trend continued. The retail sector continued to slump amid consumers’ preference for online shopping, though there were indications late in the period of growing demand for in-person shopping.
Through the second quarter of 2022, investor demand for bonds was crushed by the highest inflation level in four decades and the subsequent policy response by leading central banks. Russia’s invasion of Ukraine at the end of February 2022, followed by the U.S. Federal Reserve’s (the “Fed”) decision to initiate its current monetary tightening cycle in mid-March 2022 drove global financial markets sharply lower. Stocks and bonds fell in tandem and volatility spiked higher. By the end of February 2023, the Fed had raised interest rates eight times to a range of 4.50% to 4.75%, the highest level since the 2007-08 financial crisis.
In the second half of the period, financial markets appeared to stabilize and even rebounded somewhat The U.S. economy proved to be resilient and data showed price inflation receding, while Europe largely avoided a prolonged energy crisis through coordinated efforts to obtain alternatives to Russian supplies of petroleum and natural gas. Additionally, China dropped many of the strict anti-pandemic measures that had severely constrained spending and demand in the first half of the period.
While both bond and equity markets had negative returns for the twelve month period, U.S. high yield bonds (also known as junk bonds) and emerging markets debt posted a moderate positive performance for the final six months of the period.

2	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(6.73)%
Market Price **	(6.59)%
Bloomberg 1-10 Year U.S. TIPS Index	(6.98)%
Bloomberg U.S. Intermediate Aggregate Index	(7.22)%
Net Assets as of 2/28/2023	$904,606,857
Duration as of 2/28/2023	4.6 Years
Fund Ticker	JCPI
INVESTMENT OBJECTIVE***
The JPMorgan Inflation Managed Bond ETF1 (the “Fund”) seeks to maximize inflation protected total return.
INVESTMENT APPROACH
The Fund invests in a core portfolio of bonds in combination with actively managed inflation swaps and tactical trades to offer positive return potential in a rising interest rate and inflationary environment.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg 1-10 Year TIPS (Treasury Inflation Protected Securities) Index (the “Index”) and outperformed the Bloomberg U.S. Intermediate Aggregate Index.
Relative to the Index, the Fund’s allocations to investment grade credit, commercial mortgage-backed securities and asset-backed securities were leading contributors to performance. The Fund’s shorter duration and flatter yield curve positioning also contributed to relative performance. Bonds of shorter duration generally experience a smaller decline in price compared with longer duration bonds when interest rates rise. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
The Fund generally reduced its allocation to investment grade credit allocation during the period and the rebound in credit spreads beginning in October 2023, turned what had been a persistent detractor into a contributor.
The Fund’s allocation to agency mortgage-backed securities was a modest detractor from performance relative to the Index during the period.
Relative to the Bloomberg U.S. Intermediate Aggregate Index, the Fund’s underweight position in mortgage-backed securities was the leading contributor to performance.
HOW WAS THE FUND POSITIONED?
Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning.
The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using U.S. Consumer Price Index for All Urban Consumers (the “CPI-U”)  swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. In turn, the Fund pays a compounded fixed rate. TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the CPI-U and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.
1 On April 8, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Inflation Managed Bond Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since March 31, 2010. The Fund’s performance prior to April 8, 2022 is linked to the Predecessor Fund’s Class R6 Shares.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Inflation Managed Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.29 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on April 11, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $46.36.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	33.9%
Corporate Bonds	25.0
Asset-Backed Securities	11.4
Commercial Mortgage-Backed Securities	11.3
Mortgage-Backed Securities	8.9
Collateralized Mortgage Obligations	5.9
U.S. Government Agency Securities	1.5
Others (each less than 1.0%)	0.3
Short-Term Investments	1.8

4	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Inflation Managed Bond ETF
Net Asset Value	November 30, 2010*	(6.73)%	1.98%	1.22%
Market Price		(6.59)	2.01	1.24

*	Inception date for Class R6 Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to April 8, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 30, 2010.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on April 11, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the Bloomberg 1-10 Year U.S. TIPS Index and the
Bloomberg U.S. Intermediate Aggregate Index from August 31, 2012 to August 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The Bloomberg 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Realty Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(13.43)%
Market Price **	(13.31)%
MSCI US REIT Index	(11.74)%
Net Assets as of 2/28/2023	$509,554,235
Fund Ticker	JPRE
INVESTMENT OBJECTIVE ***
The JPMorgan Realty Income ETF1 (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.
INVESTMENT APPROACH
The Fund invests primarily in stocks of real estate investment trusts ("REITs") across the market capitalization spectrum and uses an in-depth analysis of each REIT to evaluate whether each company’s current price fully reflects its long-term value.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund underperformed the Benchmark. The Fund’s security selection in the “other” subsector, which included SBA Communications Corp., and its underweight position in the net lease subsector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight position in the office sector and its security selection in the hotels sector were leading contributors to relative performance.
Leading individual detractors from the Fund’s relative performance included its out-of-Benchmark position in SBA Communications Corp., and its overweight positions in Healthcare Realty Trust Inc. and Rexford Industrial Realty Inc. Shares of SBA Communications, a wireless communications infrastructure REIT, fell along with the broader real estate sector and after the company reported lower-than-expected results for the fourth quarter of 2022. Shares of Health Care Realty Trust, an outpatient facilities REIT, fell after the company reported lower-than-expected results for the third quarter of 2022. Shares of Rexford Industrial Realty, an industrial property REIT, fell along the broader real estate sector during the period.
Leading individual contributors to the Fund’s relative performance included its overweight positions in Alexandria Real Estate Equities Inc. and Equinix Inc., and its underweight position in Digital Realty Trust Inc. Shares of Alexandria Real Estate Equities, a commercial real estate operator, rose after reporting consecutive quarters of better-than-expected earnings and revenue. Shares of Equinix, a commercial and data center properties operator, rose after the company raised its earnings forecast for 2022 and issued a positive outlook for 2023. Shares of Digital Realty Trust, a data center and work co-location REIT, fell after the company reported lower-than-expected results for the fourth quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser used bottom-up fundamental research to construct, in its view, a portfolio of attractively valued real estate securities. The adviser projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.
During the period, the Fund’s adviser sold securities in the retail subsector and the office and hotels sectors to fund investments in the net lease, health care and industrial sectors. The Fund’s adviser sought shares of companies that it believed were undervalued and would benefit from low supply growth.
1On May 20, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Realty Income Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since January 1, 1998. The Fund’s performance prior to May 20, 2022 is linked to the Predecessor Fund’s
Class R6 Shares.

6	J.P. Morgan Exchange-Traded Funds	February 28, 2023

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $43.19 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on May 23, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $43.25.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF February 28, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	15.0%
2.	Equinix, Inc.	7.9
3.	Realty Income Corp.	7.1
4.	Ventas, Inc.	5.0
5.	Sun Communities, Inc.	4.9
6.	Public Storage	4.1
7.	WP Carey, Inc.	4.1
8.	UDR, Inc.	4.0
9.	Welltower, Inc.	3.8
10.	Alexandria Real Estate Equities, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Apartments	20.3%
Industrial	19.7
Diversified	16.3
Health Care	12.3
Single Tenant	7.1
Shopping Centers	6.3
Storage	5.7
Office	4.1
Hotels	2.6
Regional Malls	1.2
Real Estate Management & Development	0.2
Short-Term Investments	4.2

February 28, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Realty Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Realty Income ETF
Net Asset Value	May 15, 2006*	(13.43)%	7.86%	6.41%
Market Price		(13.31)	7.89	6.42

*	Inception date for Class R5 Shares of the predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Realty Income ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to May 20, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 2, 2015. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class R5 Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class R5 Shares. Inception date for the Predecessor Fund’s Class R5 Shares is May 15, 2006.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class R5 Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 23, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the MSCI US REIT Index from February 28, 2013 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, except specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 34.0%
U.S. Treasury Inflation Indexed Notes
0.25%, 1/15/2025 (a)	72,431,783	70,092,605
0.63%, 1/15/2026	69,837,871	67,416,052
0.13%, 4/15/2027	77,776,598	72,686,180
0.38%, 7/15/2027	47,751,028	45,194,203
0.25%, 7/15/2029	6,464,728	5,962,869
0.13%, 1/15/2032	2,357,017	2,081,756
0.63%, 7/15/2032	32,610,685	30,143,865
U.S. Treasury Inflation Linked Notes 1.63%, 10/15/2027	12,453,866	12,447,420
U.S. Treasury Notes 0.25%, 8/31/2025	1,961,800	1,761,942
Total U.S. Treasury Obligations (Cost $315,266,167)		307,786,892
Corporate Bonds — 25.1%
Aerospace & Defense — 0.8%
BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	1,000,000	890,526
Boeing Co. (The)
2.75%, 2/1/2026	1,180,000	1,093,628
2.20%, 2/4/2026	1,082,000	982,835
3.10%, 5/1/2026	1,359,000	1,265,228
L3Harris Technologies, Inc.
3.85%, 12/15/2026	485,000	463,320
4.85%, 4/27/2035	500,000	474,590
Leidos, Inc. 2.30%, 2/15/2031	1,055,000	822,530
Northrop Grumman Corp. 2.93%, 1/15/2025	50,000	47,866
Raytheon Technologies Corp. 3.15%, 12/15/2024	476,000	458,310
Textron, Inc. 3.00%, 6/1/2030	1,099,000	953,958
		7,452,791
Airlines — 0.0% ^
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	159,533	153,646
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	222,000	167,835
Automobiles — 0.7%
General Motors Co. 6.13%, 10/1/2025	706,000	713,567
Honda Motor Co. Ltd. (Japan) 2.53%, 3/10/2027	50,000	45,883
Hyundai Capital America
0.80%, 1/8/2024 (b)	50,000	47,982
3.00%, 2/10/2027 (b)	1,321,000	1,207,938
2.38%, 10/15/2027 (b)	479,000	418,070
1.80%, 1/10/2028 (b)	308,000	258,202
Mercedes-Benz Finance North America LLC (Germany) 2.13%, 3/10/2025 (b)	1,250,000	1,172,975
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Automobiles — continued
Nissan Motor Co. Ltd. (Japan)
4.35%, 9/17/2027 (b)	800,000	729,239
4.81%, 9/17/2030 (b)	800,000	694,096
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (b)	378,000	297,193
Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (b)	621,000	525,402
		6,110,547
Banks — 5.5%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (b) (c)	1,000,000	833,447
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b) (d)	1,000,000	958,101
Banco Santander SA (Spain)
5.15%, 8/18/2025	200,000	197,518
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200,000	172,367
2.75%, 12/3/2030	600,000	468,773
Bank of America Corp.
4.00%, 1/22/2025	1,130,000	1,100,871
(SOFR + 1.15%), 1.32%, 6/19/2026 (c)	21,000	19,049
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	1,502,000	1,337,556
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	250,000	220,195
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	2,127,000	1,996,292
(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	3,035,000	2,365,463
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	1,125,000	976,198
Bank of Montreal (Canada)
2.65%, 3/8/2027	40,000	36,447
(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c) (d)	784,000	771,785
Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	830,000	814,665
Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (c)	1,255,000	1,221,513
BNP Paribas SA (France)
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (b) (c)	500,000	494,777
(SOFR + 2.07%), 2.22%, 6/9/2026 (b) (c)	800,000	738,884
Citigroup, Inc.
(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	3,450,000	3,031,377
4.45%, 9/29/2027	734,000	700,972
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	90,000	84,565
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	948,000	779,920
Citizens Financial Group, Inc. 2.64%, 9/30/2032	500,000	380,886
Commonwealth Bank of Australia (Australia) 2.30%, 3/14/2025 (b)	40,000	37,775
Cooperatieve Rabobank UA (Netherlands)
2.63%, 7/22/2024 (b)	250,000	240,524
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (b) (c)	1,000,000	871,295
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (b) (c)	1,500,000	1,376,487
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	1,124,000	992,029
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (c)	407,000	409,502
Discover Bank
2.45%, 9/12/2024	900,000	856,131
3.45%, 7/27/2026	447,000	416,138
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	1,450,000	1,238,848
Fifth Third Bank NA 2.25%, 2/1/2027	250,000	224,938
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	1,400,000	1,393,788
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,250,000	1,203,311
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	300,000	253,955
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	640,000	573,436
(SOFR + 2.39%), 2.85%, 6/4/2031 (c)	1,141,000	938,643
Huntington Bancshares, Inc. (SOFR + 2.05%), 5.02%, 5/17/2033 (c)	1,202,000	1,151,307
ING Groep NV (Netherlands)
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	480,000	426,055
4.55%, 10/2/2028	406,000	387,663
KeyBank NA 3.30%, 6/1/2025	250,000	239,319
KeyCorp (SOFR + 1.25%), 3.88%, 5/23/2025 (c)	184,000	180,023
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (c)	550,000	515,704
3.75%, 1/11/2027	869,000	809,928
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	1,050,000	930,663
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (b) (d)	1,000,000	985,272
National Australia Bank Ltd. (Australia) 2.33%, 8/21/2030 (b) (d)	250,000	194,683
NatWest Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	1,000,000	994,606
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	286,000	250,987
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	620,000	592,647
NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (b)	777,000	723,845
PNC Financial Services Group, Inc. (The) (SOFR + 1.09%), 4.76%, 1/26/2027 (c)	845,000	832,332
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	200,000	178,721
(SOFR + 2.60%), 6.53%, 1/10/2029 (c)	1,000,000	1,012,223
Societe Generale SA (France)
2.63%, 1/22/2025 (b)	1,200,000	1,130,872
4.25%, 4/14/2025 (b)	400,000	383,503
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	937,000	818,789
Sumitomo Mitsui Financial Group, Inc. (Japan) 2.70%, 7/16/2024	2,182,000	2,100,247
Toronto-Dominion Bank (The) (Canada) 1.15%, 6/12/2025	40,000	36,502
Truist Bank 3.30%, 5/15/2026	200,000	187,361
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	835,000	728,202
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	600,000	544,535
Wachovia Corp. 7.57%, 8/1/2026 (e)	452,000	478,650
Wells Fargo & Co.
(SOFR + 1.09%), 2.41%, 10/30/2025 (c)	1,196,000	1,134,421
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (c)	1,015,000	864,895
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c) (d)	540,000	502,000
		50,044,376
Beverages — 0.1%
Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026	657,000	629,298
Constellation Brands, Inc.
3.15%, 8/1/2029	420,000	368,388
2.88%, 5/1/2030	119,000	101,064
		1,098,750
Biotechnology — 0.4%
AbbVie, Inc.
3.85%, 6/15/2024	1,276,000	1,252,021
2.95%, 11/21/2026	1,947,000	1,796,823
Amgen, Inc. 5.25%, 3/2/2030 (f)	633,000	629,913
Gilead Sciences, Inc. 3.50%, 2/1/2025	35,000	33,902
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	431,000	335,557
		4,048,216
Capital Markets — 2.1%
Blackstone Secured Lending Fund 3.65%, 7/14/2023	622,000	617,254
Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	834,000	802,797
Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	1,920,000	1,814,769
Credit Suisse Group AG (Switzerland)
3.80%, 6/9/2023	250,000	247,000
(SOFR + 2.04%), 2.19%, 6/5/2026 (b) (c)	250,000	215,333
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (c)	378,000	265,974
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	360,000	351,901
(SOFR + 1.32%), 2.55%, 1/7/2028 (c)	700,000	609,039
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	626,000	493,176
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.68%, 3/8/2024 (c)	398,000	396,805
4.25%, 10/21/2025	1,135,000	1,099,400
3.50%, 11/16/2026	1,835,000	1,722,507
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	1,125,000	1,044,968
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	500,000	468,088
(SOFR + 1.09%), 1.99%, 1/27/2032 (c)	784,000	602,359
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
Invesco Finance plc 3.75%, 1/15/2026	436,000	420,910
Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (c)	200,000	194,978
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	40,000	37,282
4.35%, 9/8/2026	3,903,000	3,752,748
(SOFR + 1.02%), 1.93%, 4/28/2032 (c)	110,000	84,022
Nomura Holdings, Inc. (Japan)
2.33%, 1/22/2027	1,200,000	1,060,900
2.68%, 7/16/2030	453,000	367,945
S&P Global, Inc. 4.25%, 5/1/2029 (b)	346,000	328,367
UBS Group AG (Switzerland)
4.13%, 9/24/2025 (b)	200,000	193,547
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	437,000	423,038
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (b) (c)	449,000	384,217
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (c)	750,000	589,395
		18,588,719
Chemicals — 0.3%
Albemarle Corp. 5.05%, 6/1/2032	812,000	771,810
International Flavors & Fragrances, Inc. 1.83%, 10/15/2027 (b)	310,000	259,537
Nutrien Ltd. (Canada) 2.95%, 5/13/2030	240,000	204,836
RPM International, Inc. 2.95%, 1/15/2032	238,000	187,526
Westlake Corp. 3.60%, 8/15/2026	1,152,000	1,083,942
		2,507,651
Construction & Engineering — 0.1%
Quanta Services, Inc.
2.90%, 10/1/2030	175,000	144,835
2.35%, 1/15/2032	708,000	540,742
		685,577
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	40,000	33,075
Consumer Finance — 1.7%
AerCap Ireland Capital DAC (Ireland)
4.50%, 9/15/2023	234,000	232,385
2.88%, 8/14/2024	700,000	665,621
4.45%, 10/1/2025	800,000	768,584
2.45%, 10/29/2026	1,404,000	1,237,727
3.00%, 10/29/2028	1,235,000	1,052,359
American Express Co. 2.50%, 7/30/2024	440,000	423,302
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (b)	834,000	820,711
3.95%, 7/1/2024 (b)	680,000	657,540
5.50%, 1/15/2026 (b)	400,000	387,074
2.13%, 2/21/2026 (b)	864,000	756,839
4.25%, 4/15/2026 (b)	1,090,000	1,011,515
4.38%, 5/1/2026 (b)	1,407,000	1,308,911
2.53%, 11/18/2027 (b)	3,567,000	2,972,120
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (c)	646,000	631,521
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	1,097,000	850,769
General Motors Financial Co., Inc.
1.20%, 10/15/2024	480,000	446,142
2.35%, 1/8/2031	1,404,000	1,078,401
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (b)	392,000	387,322
		15,688,843
Containers & Packaging — 0.1%
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	513,000	448,325
Packaging Corp. of America 3.00%, 12/15/2029	320,000	275,152
WRKCo, Inc. 4.90%, 3/15/2029	150,000	143,871
		867,348
Diversified Financial Services — 0.3%
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	1,700,000	1,452,207
Mitsubishi HC Capital, Inc. (Japan) 3.96%, 9/19/2023 (b)	820,000	811,029
		2,263,236
Diversified Telecommunication Services — 0.5%
AT&T, Inc. 1.65%, 2/1/2028	1,951,000	1,657,487
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	1,300,000	1,056,607
Verizon Communications, Inc.
2.63%, 8/15/2026	1,963,000	1,802,796
1.68%, 10/30/2030	70,000	54,171
		4,571,061
Electric Utilities — 1.7%
American Electric Power Co., Inc. 2.03%, 3/15/2024	305,000	293,754
Arizona Public Service Co. 3.35%, 6/15/2024	372,000	360,988
Atlantic City Electric Co. 4.00%, 10/15/2028	20,000	18,795
CenterPoint Energy Houston Electric LLC Series AA, 3.00%, 2/1/2027	10,000	9,380
Cleveland Electric Illuminating Co. (The)
5.50%, 8/15/2024	10,000	9,956
3.50%, 4/1/2028 (b)	476,000	435,380
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
4.55%, 11/15/2030 (b)	290,000	274,131
Connecticut Light and Power Co. (The) Series A, 3.20%, 3/15/2027	20,000	18,781
Duke Energy Carolinas LLC 6.45%, 10/15/2032	50,000	53,886
Duquesne Light Holdings, Inc.
2.53%, 10/1/2030 (b)	421,000	334,685
2.78%, 1/7/2032 (b)	254,000	199,770
Edison International 3.55%, 11/15/2024	1,112,000	1,073,049
Entergy Arkansas LLC
3.05%, 6/1/2023	749,000	744,303
3.50%, 4/1/2026	262,000	249,635
Entergy Mississippi LLC 2.85%, 6/1/2028	261,000	234,485
Evergy, Inc. 2.90%, 9/15/2029	368,000	314,967
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	1,324,000	1,206,405
Fortis, Inc. (Canada) 3.06%, 10/4/2026	591,000	548,760
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	100,000	99,926
Interstate Power and Light Co. 4.10%, 9/26/2028	30,000	28,688
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	251,000	214,129
Jersey Central Power & Light Co. 2.75%, 3/1/2032 (b)	288,000	235,157
Kentucky Utilities Co. 3.30%, 10/1/2025	200,000	189,716
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	200,000	161,799
Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	922,000	888,553
NRG Energy, Inc. 2.45%, 12/2/2027 (b)	465,000	392,042
OGE Energy Corp. 0.70%, 5/26/2023	208,000	205,720
Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	300,000	309,930
Pacific Gas and Electric Co.
2.95%, 3/1/2026	1,276,000	1,172,035
4.55%, 7/1/2030	1,176,999	1,062,855
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	256,000	231,508
PG&E Recovery Funding LLC Series A-1, 5.05%, 7/15/2032	1,138,000	1,126,375
PG&E Wildfire Recovery Funding LLC Series A-2, 4.26%, 6/1/2036	1,106,000	1,024,664
SCE Recovery Funding LLC Series A-2, 1.94%, 5/15/2038	285,000	200,783
Southern Co. (The) Series 21-B, 1.75%, 3/15/2028	500,000	420,181
Southwestern Electric Power Co. Series M, 4.10%, 9/15/2028	10,000	9,459
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Virginia Electric and Power Co. Series A, 3.50%, 3/15/2027	10,000	9,414
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	1,068,000	1,046,544
		15,410,588
Electrical Equipment — 0.0% ^
Eaton Corp. 3.10%, 9/15/2027	50,000	46,166
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 3.88%, 1/12/2028	950,000	870,189
Energy Equipment & Services — 0.0% ^
Halliburton Co. 2.92%, 3/1/2030	200,000	172,868
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (b)	39,000	36,644
		209,512
Entertainment — 0.1%
Walt Disney Co. (The) 7.43%, 10/1/2026	660,000	708,999
Equity Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/2027	285,000	272,178
3.38%, 8/15/2031	745,000	653,605
American Tower Corp.
1.45%, 9/15/2026	2,058,000	1,789,459
1.50%, 1/31/2028	545,000	449,664
AvalonBay Communities, Inc. 3.35%, 5/15/2027	253,000	235,428
Brixmor Operating Partnership LP
3.85%, 2/1/2025	375,000	359,512
2.25%, 4/1/2028	186,000	156,307
2.50%, 8/16/2031	450,000	349,750
Corporate Office Properties LP 2.00%, 1/15/2029	257,000	197,834
Crown Castle, Inc. 4.45%, 2/15/2026	1,176,000	1,143,438
Equinix, Inc. 2.90%, 11/18/2026	1,213,000	1,107,320
Essex Portfolio LP 1.65%, 1/15/2031	549,000	412,909
Extra Space Storage LP 2.35%, 3/15/2032	1,055,000	807,840
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	163,000	146,446
Healthcare Realty Holdings LP
3.10%, 2/15/2030	269,000	229,116
2.00%, 3/15/2031	681,000	519,615
Healthpeak Properties Interim, Inc. 2.13%, 12/1/2028	310,000	262,118
Kilroy Realty LP 2.65%, 11/15/2033	874,000	599,621
Life Storage LP
2.20%, 10/15/2030	682,000	543,807
2.40%, 10/15/2031	476,000	376,728
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Mid-America Apartments LP 1.70%, 2/15/2031	447,000	348,972
National Retail Properties, Inc.
3.60%, 12/15/2026	247,000	229,699
4.30%, 10/15/2028	622,000	580,815
Office Properties Income Trust
2.65%, 6/15/2026	218,000	172,597
2.40%, 2/1/2027	754,000	557,231
3.45%, 10/15/2031	466,000	311,048
Physicians Realty LP 2.63%, 11/1/2031	469,000	374,494
Public Storage 2.25%, 11/9/2031	515,000	414,527
Regency Centers LP
2.95%, 9/15/2029	678,000	570,752
3.70%, 6/15/2030	400,000	353,804
Sabra Health Care LP 3.20%, 12/1/2031	702,000	521,569
Safehold Operating Partnership LP 2.80%, 6/15/2031	1,070,000	823,983
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	400,000	382,686
SITE Centers Corp. 3.63%, 2/1/2025	100,000	94,885
UDR, Inc.
2.95%, 9/1/2026	106,000	97,397
3.50%, 1/15/2028	315,000	290,533
3.20%, 1/15/2030	260,000	227,847
2.10%, 8/1/2032	306,000	230,513
2.10%, 6/15/2033	400,000	291,555
Ventas Realty LP
3.75%, 5/1/2024	462,000	451,828
3.50%, 2/1/2025	110,000	105,616
4.13%, 1/15/2026	45,000	43,314
3.25%, 10/15/2026	355,000	326,940
Welltower OP LLC
4.50%, 1/15/2024	884,000	876,206
2.75%, 1/15/2032	656,000	523,890
WP Carey, Inc.
2.40%, 2/1/2031	335,000	270,072
2.25%, 4/1/2033	1,407,000	1,058,835
		21,144,303
Food & Staples Retailing — 0.1%
7-Eleven, Inc. 1.80%, 2/10/2031 (b)	1,093,000	839,150
Food Products — 0.2%
Cargill, Inc. 2.13%, 4/23/2030 (b)	400,000	329,258
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89,000	86,440
Smithfield Foods, Inc. 5.20%, 4/1/2029 (b)	628,000	573,832
Tyson Foods, Inc. 3.90%, 9/28/2023	500,000	495,599
		1,485,129
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Gas Utilities — 0.0% ^
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	50,000	47,705
ONE Gas, Inc. 2.00%, 5/15/2030	248,000	202,463
		250,168
Health Care Equipment & Supplies — 0.0% ^
Abbott Laboratories 3.88%, 9/15/2025	50,000	48,507
Becton Dickinson and Co. 3.36%, 6/6/2024	46,000	44,824
		93,331
Health Care Providers & Services — 0.5%
CommonSpirit Health
3.35%, 10/1/2029	717,000	622,205
2.78%, 10/1/2030	623,000	521,822
CVS Health Corp. 1.88%, 2/28/2031	683,000	530,455
HCA, Inc.
5.25%, 6/15/2026	20,000	19,687
4.13%, 6/15/2029	1,718,000	1,563,834
Humana, Inc. 3.95%, 3/15/2027	704,000	673,015
Quest Diagnostics, Inc.
2.95%, 6/30/2030	93,000	80,260
2.80%, 6/30/2031	689,000	577,964
UnitedHealth Group, Inc. 3.38%, 4/15/2027	20,000	18,851
		4,608,093
Hotels, Restaurants & Leisure — 0.1%
Expedia Group, Inc. 3.25%, 2/15/2030	1,479,000	1,247,070
Household Products — 0.0% ^
Kimberly-Clark Corp. 2.40%, 6/1/2023	20,000	19,860
Insurance — 1.1%
AIA Group Ltd. (Hong Kong)
3.60%, 4/9/2029 (b)	595,000	545,193
3.38%, 4/7/2030 (b)	200,000	180,288
American International Group, Inc. 3.90%, 4/1/2026	210,000	201,395
Assurant, Inc. 4.20%, 9/27/2023	23,000	22,802
Athene Global Funding
2.75%, 6/25/2024 (b)	622,000	592,473
2.72%, 1/7/2029 (b)	1,099,000	923,870
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (b)	528,000	498,458
CNA Financial Corp. 3.95%, 5/15/2024	499,000	490,264
CNO Global Funding
1.75%, 10/7/2026 (b)	531,000	467,132
2.65%, 1/6/2029 (b)	400,000	341,747
F&G Global Funding 2.30%, 4/11/2027 (b)	1,062,000	930,900
Guardian Life Global Funding
3.40%, 4/25/2023 (b)	230,000	229,438
0.88%, 12/10/2025 (b)	784,000	691,108
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Jackson National Life Global Funding 3.05%, 4/29/2026 (b)	1,114,000	1,030,495
Liberty Mutual Group, Inc.
4.25%, 6/15/2023 (b)	210,000	209,035
4.57%, 2/1/2029 (b)	1,045,000	988,797
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	449,000	437,214
Marsh & McLennan Cos., Inc. 3.88%, 3/15/2024	30,000	29,496
Principal Financial Group, Inc.
3.10%, 11/15/2026	20,000	18,484
3.70%, 5/15/2029	30,000	27,872
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	650,000	681,034
		9,537,495
Internet & Direct Marketing Retail — 0.0% ^
eBay, Inc. 2.60%, 5/10/2031	50,000	41,067
IT Services — 0.1%
Global Payments, Inc.
2.15%, 1/15/2027	763,000	668,623
3.20%, 8/15/2029	656,000	557,772
		1,226,395
Leisure Products — 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	874,000	770,498
Media — 0.7%
Charter Communications Operating LLC 4.91%, 7/23/2025	1,658,000	1,622,362
Comcast Corp.
3.70%, 4/15/2024	1,015,000	996,739
4.15%, 10/15/2028	1,142,000	1,091,835
Discovery Communications LLC 3.95%, 3/20/2028	934,000	852,958
Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285,000	275,702
Paramount Global 2.90%, 1/15/2027	539,000	488,244
Time Warner Cable Enterprises LLC 8.38%, 7/15/2033	492,000	552,603
		5,880,443
Metals & Mining — 0.1%
Glencore Funding LLC (Australia)
2.50%, 9/1/2030 (b)	530,000	429,468
2.85%, 4/27/2031 (b)	400,000	327,266
Steel Dynamics, Inc. 1.65%, 10/15/2027	374,000	314,433
		1,071,167
Multi-Utilities — 0.2%
CenterPoint Energy, Inc. 1.45%, 6/1/2026	288,000	255,016
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
CMS Energy Corp. 2.95%, 2/15/2027	170,000	154,305
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	10,000	9,450
PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	225,000	164,163
Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	841,000	649,720
Puget Energy, Inc. 2.38%, 6/15/2028	234,000	199,191
WEC Energy Group, Inc. 1.38%, 10/15/2027	784,000	663,829
		2,095,674
Oil, Gas & Consumable Fuels — 1.7%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	730,000	647,529
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (b)	906,000	859,472
BP Capital Markets America, Inc. 4.23%, 11/6/2028	542,000	522,751
Cameron LNG LLC 2.90%, 7/15/2031 (b)	146,000	126,737
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	734,000	736,454
Coterra Energy, Inc. 3.90%, 5/15/2027	676,000	633,552
Ecopetrol SA (Colombia)
4.13%, 1/16/2025	459,000	438,144
5.38%, 6/26/2026	757,000	716,311
Energy Transfer LP
5.95%, 12/1/2025	506,000	510,475
4.40%, 3/15/2027	524,000	500,574
5.50%, 6/1/2027	244,000	242,589
Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (b)	1,145,000	1,133,597
Enterprise Products Operating LLC 3.95%, 2/15/2027	644,000	614,946
Flex Intermediate Holdco LLC 3.36%, 6/30/2031 (b)	1,660,000	1,339,716
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	312,000	282,323
3.45%, 10/15/2027 (b)	1,015,000	893,744
HF Sinclair Corp.
2.63%, 10/1/2023	95,000	93,262
5.88%, 4/1/2026	520,000	520,347
MPLX LP
4.13%, 3/1/2027	518,000	494,176
4.25%, 12/1/2027	118,000	111,628
2.65%, 8/15/2030	514,000	421,747
5.00%, 3/1/2033	400,000	375,292
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	271,000	224,002
Ovintiv Exploration, Inc. 5.38%, 1/1/2026	480,000	475,770
Phillips 66 2.15%, 12/15/2030	206,000	164,610
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Pioneer Natural Resources Co.
1.13%, 1/15/2026	710,000	632,227
1.90%, 8/15/2030	623,000	485,525
Plains All American Pipeline LP
4.65%, 10/15/2025	407,000	397,080
3.55%, 12/15/2029	100,000	86,707
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	250,000	234,186
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	302,000	299,745
Targa Resources Partners LP 4.00%, 1/15/2032	153,000	129,683
		15,344,901
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co. 3.40%, 7/26/2029	30,000	27,523
Mylan, Inc. 4.55%, 4/15/2028	20,000	18,646
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	696,000	647,897
Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	1,500,000	1,223,100
		1,917,166
Real Estate Management & Development — 0.1%
Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (b)	219,000	206,211
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (b)	325,000	297,035
		503,246
Road & Rail — 0.4%
ERAC USA Finance LLC 3.85%, 11/15/2024 (b)	668,000	646,545
Penske Truck Leasing Co. LP
4.20%, 4/1/2027 (b)	1,226,000	1,158,585
4.40%, 7/1/2027 (b)	200,000	190,824
Triton Container International Ltd. (Bermuda)
2.05%, 4/15/2026 (b)	1,015,000	894,469
3.25%, 3/15/2032	780,000	596,825
		3,487,248
Semiconductors & Semiconductor Equipment — 0.7%
Broadcom, Inc. 4.11%, 9/15/2028	1,756,000	1,640,642
Intel Corp. 4.88%, 2/10/2028	1,044,000	1,028,747
Marvell Technology, Inc. 2.95%, 4/15/2031	674,000	542,321
Microchip Technology, Inc.
0.97%, 2/15/2024	818,000	781,734
0.98%, 9/1/2024	656,000	612,789
NXP BV (China) 2.50%, 5/11/2031	1,276,000	1,001,213
Xilinx, Inc. 2.38%, 6/1/2030	656,000	552,741
		6,160,187
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — 0.3%
Oracle Corp.
2.65%, 7/15/2026	60,000	54,826
4.50%, 5/6/2028	295,000	283,681
2.88%, 3/25/2031	1,536,000	1,273,447
6.50%, 4/15/2038	50,000	52,101
Roper Technologies, Inc. 3.80%, 12/15/2026	1,065,000	1,012,865
Workday, Inc. 3.50%, 4/1/2027	320,000	298,895
		2,975,815
Specialty Retail — 0.2%
Advance Auto Parts, Inc. 3.50%, 3/15/2032	530,000	435,286
AutoZone, Inc. 1.65%, 1/15/2031	837,000	645,405
Home Depot, Inc. (The) 2.95%, 6/15/2029	50,000	44,650
Lowe's Cos., Inc. 3.75%, 4/1/2032	20,000	17,717
O'Reilly Automotive, Inc. 3.60%, 9/1/2027	463,000	435,058
		1,578,116
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 3.20%, 5/13/2025	10,000	9,659
Dell International LLC
4.90%, 10/1/2026	696,000	680,676
5.30%, 10/1/2029	684,000	660,883
		1,351,218
Thrifts & Mortgage Finance — 0.2%
BPCE SA (France)
(SOFR + 1.09%), 2.05%, 10/19/2027 (b) (c)	1,364,000	1,189,430
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (c)	694,000	531,402
		1,720,832
Tobacco — 0.3%
Altria Group, Inc. 2.45%, 2/4/2032	1,130,000	852,970
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	550,000	530,063
2.26%, 3/25/2028	1,074,000	899,794
		2,282,827
Trading Companies & Distributors — 0.6%
Air Lease Corp.
3.88%, 7/3/2023	400,000	397,964
3.00%, 9/15/2023	1,407,000	1,388,775
1.88%, 8/15/2026	676,000	590,053
3.63%, 4/1/2027	1,015,000	932,722
Aircastle Ltd. 4.40%, 9/25/2023	622,000	616,940
Aviation Capital Group LLC 5.50%, 12/15/2024 (b)	844,000	832,847
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (b)	400,000	386,796
		5,146,097
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Water Utilities — 0.0% ^
American Water Capital Corp. 3.85%, 3/1/2024	20,000	19,673
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc. (Canada) 3.80%, 3/15/2032 (b)	1,172,000	1,023,717
T-Mobile USA, Inc.
2.05%, 2/15/2028	769,000	659,997
4.95%, 3/15/2028	500,000	490,820
3.88%, 4/15/2030	976,000	884,985
		3,059,519
Total Corporate Bonds (Cost $253,822,121)		227,383,813
Asset-Backed Securities — 11.5%
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (b)	367,881	367,766
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	385,257	365,356
Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	512,554	439,362
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	1,966,000	1,712,132
American Airlines Pass-Through Trust
Series 2016-3, Class AA, 3.00%, 10/15/2028	79,437	70,351
Series 2021-1, Class B, 3.95%, 7/11/2030	1,391,435	1,216,982
American Credit Acceptance Receivables Trust
Series 2022-1, Class A, 0.99%, 12/15/2025 (b)	221,522	220,623
Series 2022-2, Class A, 2.66%, 2/13/2026 (b)	302,177	300,696
Series 2023-1, Class C, 5.59%, 4/12/2029 (b)	799,000	787,365
American Tower Trust #1, 3.07%, 3/15/2023 (b)	504,000	503,276
AmeriCredit Automobile Receivables Trust
Series 2020-2, Class A3, 0.66%, 12/18/2024	4,606	4,596
Series 2021-1, Class A3, 0.37%, 8/18/2025	515,437	507,035
Series 2020-3, Class B, 0.76%, 12/18/2025	740,000	711,988
Series 2021-2, Class B, 0.69%, 1/19/2027	704,000	661,079
Series 2022-2, Class A3, 4.38%, 4/18/2028	81,000	79,762
AMSR Trust
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (b)	2,019,000	1,807,030
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (b)	526,971	472,699
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (b)	1,291,330	1,226,721
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026 (b)	710,000	659,240
BA Credit Card Trust Series 2020-A1, Class A1, 0.34%, 5/15/2026	930,000	895,555
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	260,000	259,677
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (b)	160,830	151,405
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (b)	1,074,359	1,006,828
CarMax Auto Owner Trust
Series 2020-1, Class A3, 1.89%, 12/16/2024	174,343	172,632
Series 2020-3, Class A3, 0.62%, 3/17/2025	203,828	200,766
Series 2021-1, Class A3, 0.34%, 12/15/2025	1,658,979	1,602,459
Series 2022-2, Class A3, 3.49%, 2/16/2027	1,038,000	1,008,234
Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	1,230,000	1,155,143
Series 2022-P3, Class A3, 4.61%, 11/10/2027	245,000	237,133
Series 2021-P4, Class A4, 1.64%, 12/10/2027	2,700,000	2,394,546
CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (b)	176,521	174,203
CoreVest American Finance Trust
Series 2019-3, Class A, 2.71%, 10/15/2052 (b)	168,259	158,174
Series 2022-1, Class A, 4.74%, 6/17/2055 (b) (g)	542,358	534,392
CPS Auto Receivables Trust
Series 2021-B, Class B, 0.81%, 12/15/2025 (b)	355,382	353,998
Series 2023-A, Class C, 5.54%, 4/16/2029 (b)	651,000	641,037
Series 2022-C, Class B, 4.88%, 4/15/2030 (b)	2,200,000	2,163,294
Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 7/16/2029 (b)	994,129	987,480
Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	1,281,122	1,259,776
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,396,000	1,354,604
Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	695,000	669,534
Drive Auto Receivables Trust Series 2021-3, Class B, 1.11%, 5/15/2026	357,000	349,978
DT Auto Owner Trust
Series 2021-1A, Class B, 0.62%, 9/15/2025 (b)	106,216	105,751
Series 2022-1A, Class A, 1.58%, 4/15/2026 (b)	897,717	883,130
Series 2022-2A, Class A, 2.88%, 6/15/2026 (b)	771,129	759,297
Series 2021-3A, Class C, 0.87%, 5/17/2027 (b)	1,292,000	1,219,718
Series 2021-4A, Class D, 1.99%, 9/15/2027 (b)	760,000	684,016
Series 2023-1A, Class C, 5.55%, 10/16/2028 (b)	1,798,000	1,771,775
Exeter Automobile Receivables Trust
Series 2021-2A, Class B, 0.57%, 9/15/2025	152,841	152,295
Series 2021-3A, Class B, 0.69%, 1/15/2026	410,324	405,339
Series 2022-3A, Class A3, 4.21%, 1/15/2026	400,000	397,462
Series 2021-4A, Class B, 1.05%, 5/15/2026	946,000	928,624
Series 2022-5A, Class B, 5.97%, 3/15/2027	1,392,000	1,394,100
Series 2022-4A, Class C, 4.92%, 12/15/2028	1,076,000	1,052,846
Series 2023-1A, Class D, 6.69%, 6/15/2029	243,000	241,889
First Investors Auto Owner Trust Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	44,088	43,724
FirstKey Homes Trust
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (b)	1,067,246	951,968
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (b)	600,000	513,372
Series 2021-SFR2, Class D, 2.06%, 9/17/2038 (b)	2,900,000	2,456,067
Flagship Credit Auto Trust
Series 2019-4, Class C, 2.77%, 12/15/2025 (b)	226,391	224,214
Series 2021-4, Class A, 0.81%, 7/17/2026 (b)	674,354	654,412
Series 2022-1, Class A, 1.79%, 10/15/2026 (b)	1,392,949	1,354,518
Series 2023-1, Class A2, 5.38%, 12/15/2026 (b)	183,000	182,665
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2021-3, Class A, 0.36%, 7/15/2027 (b)	700,951	680,168
Series 2023-1, Class C, 5.43%, 5/15/2029 (b)	1,800,000	1,776,486
FRTKL Series 2021-SFR1, Class A, 1.57%, 9/17/2038 (b)	2,118,000	1,824,616
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class A, 0.84%, 7/15/2025 (b)	517,585	510,986
Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	238,039	236,570
Series 2021-3A, Class C, 1.11%, 9/15/2026 (b)	815,000	769,273
GM Financial Automobile Leasing Trust
Series 2021-3, Class A3, 0.39%, 10/21/2024	1,125,201	1,099,581
Series 2021-1, Class A4, 0.33%, 2/20/2025	1,000,000	987,250
Series 2022-2, Class A3, 3.42%, 6/20/2025	1,057,000	1,033,324
Series 2023-1, Class A3, 5.16%, 4/20/2026	753,000	752,516
GM Financial Consumer Automobile Receivables Trust
Series 2020-1, Class A3, 1.84%, 9/16/2024	364,551	363,177
Series 2021-1, Class A3, 0.35%, 10/16/2025	282,764	274,551
Series 2021-1, Class A4, 0.54%, 5/17/2027	2,800,000	2,595,338
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (b)	130,790	121,196
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (b)	922,000	852,713
Home Partners of America Trust Series 2022-1, Class D, 4.73%, 4/17/2039 (b)	1,161,750	1,069,682
Honda Auto Receivables Owner Trust
Series 2019-4, Class A3, 1.83%, 1/18/2024	22,098	22,061
Series 2023-1, Class A3, 5.04%, 4/21/2027	422,000	421,200
Hyundai Auto Lease Securitization Trust Series 2021-A, Class A3, 0.33%, 1/16/2024 (b)	67,962	67,748
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (b)	177,000	172,389
Mercedes-Benz Auto Lease Trust Series 2021-A, Class A3, 0.25%, 1/16/2024	199,759	198,085
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A3, 4.51%, 11/15/2027	584,000	576,981
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

MVW LLC
Series 2021-2A, Class A, 1.43%, 5/20/2039 (b)	883,683	782,554
Series 2021-1WA, Class A, 1.14%, 1/22/2041 (b)	169,623	152,802
Nissan Auto Lease Trust Series 2023-A, Class A3, 4.91%, 1/15/2026	659,000	655,446
Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	261,151	258,861
OneMain Direct Auto Receivables Trust Series 2023-1A, Class A, 5.41%, 11/14/2029 (b)	1,534,000	1,552,768
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (b) (e)	847,227	789,187
Progress Residential Trust
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (b)	785,000	703,325
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (b)	350,000	300,866
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (b)	1,144,000	962,847
Series 2021-SFR11, Class A, 2.28%, 1/17/2039 (b)	1,995,577	1,700,657
Series 2023-SFR1, Class A, 4.30%, 3/17/2040 (b)	1,255,000	1,202,286
Series 2021-SFR9, Class E1, 2.81%, 11/17/2040 (b)	1,048,000	852,311
Santander Consumer Auto Receivables Trust Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	234,543	230,810
Santander Drive Auto Receivables Trust
Series 2022-1, Class A2, 1.36%, 12/16/2024	101,393	101,258
Series 2021-3, Class B, 0.60%, 12/15/2025	713,396	709,011
Series 2020-4, Class C, 1.01%, 1/15/2026	211,903	209,960
Series 2021-2, Class C, 0.90%, 6/15/2026	956,000	937,823
Series 2022-3, Class A3, 3.40%, 12/15/2026	914,000	900,159
Series 2022-4, Class A3, 4.14%, 2/16/2027	1,248,000	1,231,183
Series 2022-5, Class B, 4.43%, 3/15/2027	562,000	549,770
Series 2023-1, Class B, 4.98%, 2/15/2028	440,000	433,528
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (b)	611,000	581,134
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (b)	1,780,000	1,792,936
Sierra Timeshare Receivables Funding LLC Series 2022-2A, Class A, 4.73%, 6/20/2040 (b)	118,216	114,872
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	110,985	98,757
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (b)	232,280	209,467
Tesla Auto Lease Trust Series 2021-B, Class A4, 0.63%, 9/22/2025 (b)	715,000	675,208
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	368,006	363,034
Toyota Auto Receivables Owner Trust
Series 2020-A, Class A3, 1.66%, 5/15/2024	40,203	40,053
Series 2021-A, Class A3, 0.26%, 5/15/2025	971,940	945,352
Series 2020-C, Class A4, 0.57%, 10/15/2025	532,000	508,122
United Airlines Pass-Through Trust
Series 2016-1, Class AA, 3.10%, 7/7/2028	998,670	887,149
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,035,116	922,338
Series 2018-1, Class AA, 3.50%, 3/1/2030	631,544	565,291
Series 2018-1, Class A, 3.70%, 3/1/2030	1,085,045	927,465
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (b)	81,023	80,751
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (b)	479,822	473,786
Volkswagen Auto Lease Trust Series 2020-A, Class A3, 0.39%, 1/22/2024	55,751	55,584
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (b) (e)	448,053	405,352
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (b) (e)	887,103	796,833
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (e)	838,737	757,983
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (e)	1,154,685	1,062,629
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (e)	664,182	600,937
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (e)	1,165,644	1,078,492
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (e)	1,424,160	1,295,146
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (b)	965,118	911,154
Westlake Automobile Receivables Trust
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (b)	550,000	538,130
Series 2020-3A, Class B, 0.78%, 11/17/2025 (b)	165,993	165,630
Series 2022-3A, Class A3, 5.49%, 7/15/2026 (b)	2,196,000	2,191,169
Series 2021-3A, Class D, 2.12%, 1/15/2027 (b)	806,000	733,934
Series 2023-1A, Class A3, 5.21%, 1/18/2028 (b)	450,000	446,694
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2023-1A, Class C, 5.74%, 8/15/2028 (b)	180,000	179,456
World Omni Auto Receivables Trust
Series 2021-A, Class A3, 0.30%, 1/15/2026	1,039,065	1,002,112
Series 2021-C, Class A3, 0.44%, 8/17/2026	747,000	713,966
Series 2022-B, Class A3, 3.25%, 7/15/2027	1,750,000	1,690,912
Series 2023-A, Class A3, 4.83%, 5/15/2028	970,000	962,150
World Omni Automobile Lease Securitization Trust
Series 2021-A, Class A3, 0.42%, 8/15/2024	882,181	860,072
Series 2020-B, Class A4, 0.52%, 2/17/2026	480,000	476,841
World Omni Select Auto Trust Series 2020-A, Class A3, 0.55%, 7/15/2025	92,648	92,105
Total Asset-Backed Securities (Cost $109,710,025)		104,048,388
Commercial Mortgage-Backed Securities — 11.4%
20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (b) (g)	1,162,000	1,144,432
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	1,400,000	1,301,891
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (b)	1,500,000	1,356,322
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K034, Class A2, 3.53%, 7/25/2023 (g)	4,768,351	4,733,997
Series K036, Class A2, 3.53%, 10/25/2023 (g)	2,991,593	2,958,818
Series K038, Class A2, 3.39%, 3/25/2024	4,749,990	4,662,129
Series K039, Class A2, 3.30%, 7/25/2024	2,550,000	2,489,499
Series J22F, Class A2, 4.09%, 9/25/2024	112,429	110,923
Series K729, Class A2, 3.14%, 10/25/2024	1,219,000	1,182,301
Series K041, Class A2, 3.17%, 10/25/2024	7,000,000	6,785,597
Series K046, Class A2, 3.21%, 3/25/2025	2,503,000	2,410,716
Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (g)	2,000,000	1,917,195
Series K048, Class A2, 3.28%, 6/25/2025 (g)	3,480,000	3,354,296
Series K049, Class A2, 3.01%, 7/25/2025	2,469,000	2,362,955
Series KLU2, Class A7, 2.23%, 9/25/2025 (g)	334,333	310,471
Series K056, Class A2, 2.53%, 5/25/2026	4,000,000	3,735,831
Series K058, Class A1, 2.34%, 7/25/2026	1,177,331	1,120,421
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K737, Class AM, 2.10%, 10/25/2026	3,110,000	2,833,984
Series K060, Class A2, 3.30%, 10/25/2026	2,000,000	1,903,816
Series K066, Class A2, 3.12%, 6/25/2027	1,362,000	1,282,254
Series K067, Class A2, 3.19%, 7/25/2027	1,686,000	1,590,624
Series K069, Class A2, 3.19%, 9/25/2027 (g)	3,235,000	3,048,388
Series K070, Class A2, 3.30%, 11/25/2027 (g)	910,000	861,092
Series K072, Class A2, 3.44%, 12/25/2027	473,000	450,187
Series K081, Class A1, 3.88%, 2/25/2028	1,015,379	995,577
Series K078, Class A2, 3.85%, 6/25/2028	1,541,000	1,490,475
Series K079, Class A2, 3.93%, 6/25/2028	3,600,000	3,491,172
Series K083, Class A2, 4.05%, 9/25/2028 (g)	594,000	578,720
Series K-150, Class A2, 3.71%, 9/25/2032 (g)	3,000,000	2,821,904
Series K-151, Class A2, 3.80%, 10/25/2032 (g)	2,750,000	2,605,720
Series K145, Class AM, 2.58%, 6/25/2055	880,000	750,245
FNMA ACES
Series 2013-M13, Class A2, 2.59%, 4/25/2023 (g)	195,961	194,805
Series 2014-M1, Class A2, 3.13%, 7/25/2023 (g)	414,956	411,198
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (g)	2,199,131	2,162,844
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (g)	487,161	478,332
Series 2014-M8, Class A2, 3.06%, 6/25/2024 (g)	2,455,647	2,382,089
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (g)	937,209	908,120
Series 2016-M6, Class A2, 2.49%, 5/25/2026	703,010	657,315
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	964,224	909,627
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (g)	1,305,653	1,228,736
Series 2017-M12, Class A2, 3.06%, 6/25/2027 (g)	2,854,803	2,662,644
Series 2017-M13, Class A2, 2.93%, 9/25/2027 (g)	360,637	336,034
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (g)	3,236,443	2,995,731
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (g)	1,927,701	1,789,424
Series 2018-M9, Class APT2, 3.11%, 4/25/2028 (g)	2,981,809	2,790,343
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-M14, Class A2, 3.58%, 8/25/2028 (g)	382,479	364,014
Series 2017-M5, Class A2, 3.10%, 4/25/2029 (g)	2,852,992	2,653,185
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (g)	1,215,240	1,112,212
Series 2020-M50, Class A1, 0.67%, 10/25/2030	628,119	575,817
Series 2020-M50, Class A2, 1.20%, 10/25/2030	415,000	355,343
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (g)	6,338,110	459,906
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (g)	1,517,000	1,191,110
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (g)	5,000,000	4,018,289
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	30,541	28,725
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (g)	344,223	30,104
FREMF Mortgage Trust
Series 2015-K44, Class B, 3.72%, 1/25/2048 (b) (g)	1,500,000	1,439,461
Series 2016-K722, Class B, 3.93%, 7/25/2049 (b) (g)	735,000	732,376
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 ‡ (b)	1,958,000	1,508,498
MRCD MARK Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (b)	300,000	275,641
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	1,770,000	1,430,555
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	27,444	27,171
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	349,613	349,007
Total Commercial Mortgage-Backed Securities (Cost $108,983,730)		103,100,608
Mortgage-Backed Securities — 8.9%
FHLMC Gold Pools, 15 Year Pool # G13603, 5.50%, 2/1/2024	57	57
FHLMC Gold Pools, 20 Year
Pool # C91030, 5.50%, 5/1/2027	22,749	22,749
Pool # C91802, 3.50%, 1/1/2035	2,188,118	2,093,368
FHLMC Gold Pools, 30 Year
Pool # A15232, 5.00%, 10/1/2033	100,565	100,605
Pool # A57681, 6.00%, 12/1/2036	621	645
Pool # G06493, 4.50%, 5/1/2041	423,834	421,260
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	1,000,000	863,293
Pool # U90690, 3.50%, 6/1/2042	434,537	405,037
FHLMC UMBS, 30 Year
Pool # ZM6956, 4.50%, 6/1/2048	904,871	892,448
Pool # RA6702, 3.00%, 2/1/2052	3,680,865	3,255,258
Pool # RA7937, 5.00%, 9/1/2052 (f)	3,888,413	3,836,011
FNMA UMBS, 15 Year Pool # 995381, 6.00%, 1/1/2024	103	103
FNMA UMBS, 20 Year
Pool # MA1138, 3.50%, 8/1/2032	369,892	353,501
Pool # AP9584, 3.00%, 10/1/2032	1,772,280	1,644,038
FNMA UMBS, 30 Year
Pool # AL0045, 6.00%, 12/1/2032	161,843	166,977
Pool # 735503, 6.00%, 4/1/2035	41,594	42,710
Pool # 888460, 6.50%, 10/1/2036	267,215	282,833
Pool # 888890, 6.50%, 10/1/2037	5,870	6,154
Pool # 949320, 7.00%, 10/1/2037	20,400	20,234
Pool # 995149, 6.50%, 10/1/2038	13,447	14,109
Pool # 994410, 7.00%, 11/1/2038	131,030	134,695
Pool # AD9151, 5.00%, 8/1/2040	209,231	211,087
Pool # AE0681, 4.50%, 12/1/2040	492,565	489,006
Pool # BM3500, 4.00%, 9/1/2047	874,431	850,711
Pool # BM3499, 4.00%, 12/1/2047	1,071,067	1,022,492
Pool # BE8354, 4.00%, 3/1/2048	424,911	405,507
Pool # CB2637, 2.50%, 1/1/2052	2,490,316	2,116,339
Pool # CB2670, 3.00%, 1/1/2052	2,302,403	2,027,146
Pool # FS0882, 2.50%, 3/1/2052	941,209	804,942
Pool # CB3629, 4.00%, 5/1/2052 (f)	4,831,958	4,545,594
FNMA, Other
Pool # AL3594, 2.69%, 4/1/2023 (g)	329,007	327,492
Pool # AM3301, 2.35%, 5/1/2023	2,001,786	1,986,299
Pool # AM4716, 3.38%, 12/1/2023	1,366,430	1,342,470
Pool # AM8674, 2.81%, 4/1/2025	2,200,000	2,101,065
Pool # AM8846, 2.68%, 5/1/2025	1,791,392	1,705,821
Pool # AN1413, 2.49%, 5/1/2026	793,419	740,661
Pool # AN1497, 2.61%, 6/1/2026	860,000	804,145
Pool # AN1243, 2.64%, 6/1/2026	1,600,000	1,497,588
Pool # AN1247, 2.64%, 6/1/2026	1,576,000	1,475,407
Pool # AN6732, 2.83%, 5/1/2027	1,187,894	1,106,625
Pool # AN7338, 3.06%, 11/1/2027	962,826	900,556
Pool # AN7943, 3.10%, 1/1/2028	2,412,132	2,253,765
Pool # AN1161, 3.05%, 4/1/2028	949,813	883,337
Pool # AN9486, 3.57%, 6/1/2028	3,716,000	3,535,490
Pool # AN2069, 2.35%, 8/1/2028	1,400,693	1,258,874
Pool # BL0907, 3.88%, 12/1/2028	700,000	675,457
Pool # BM4162, 3.12%, 10/1/2029 (g)	129,175	120,029
Pool # BL4333, 2.52%, 11/1/2029	1,152,603	1,020,669
Pool # BM7037, 1.75%, 3/1/2032 (g)	999,676	803,941
Pool # BS5117, 2.58%, 3/1/2032	2,393,690	2,059,531
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA1125, 4.00%, 7/1/2042	570,330	547,034
Pool # MA1437, 3.50%, 5/1/2043	804,776	749,400
Pool # MA1463, 3.50%, 6/1/2043	759,476	707,181
Pool # BF0669, 4.00%, 6/1/2052 (f)	2,394,631	2,283,233
Pool # BF0230, 5.50%, 1/1/2058	3,380,666	3,482,338
Pool # BM6734, 4.00%, 8/1/2059	3,974,802	3,782,356
Pool # BF0497, 3.00%, 7/1/2060	1,903,242	1,669,252
Pool # BF0546, 2.50%, 7/1/2061	905,354	749,246
Pool # BF0617, 2.50%, 3/1/2062	2,194,337	1,815,966
GNMA II, 30 Year
Pool # 4245, 6.00%, 9/20/2038	67,820	71,511
Pool # BA7567, 4.50%, 5/20/2048	694,537	672,101
Pool # BI0416, 4.50%, 11/20/2048	78,793	76,997
Pool # BM9692, 4.50%, 7/20/2049	326,103	317,367
Pool # MA7534, 2.50%, 8/20/2051	8,856,071	7,678,150
Pool # MA7649, 2.50%, 10/20/2051	2,530,846	2,192,216
Total Mortgage-Backed Securities (Cost $87,779,414)		80,422,479
Collateralized Mortgage Obligations — 6.0%
CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	414	244
Citigroup Mortgage Loan Trust Series 2004-HYB4, Class WA, 4.25%, 12/25/2034 (g)	11,033	10,427
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 3A4, 5.25%, 9/25/2033	4,024	3,741
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	756	740
CSMC Trust Series 2022-JR1, Class A1, 4.27%, 10/25/2066 ‡ (b) (e)	981,128	934,909
FHLMC, REMIC
Series 1578, Class K, 6.90%, 9/15/2023	477	477
Series 2685, Class DT, 5.00%, 10/15/2023	18,894	18,820
Series 2687, Class JH, 5.00%, 10/15/2023	5,212	5,190
Series 2701, Class AC, 5.00%, 11/15/2023	43,686	43,475
Series 3521, Class B, 4.00%, 4/15/2024	44,012	43,455
Series 3544, Class BC, 4.00%, 6/15/2024	4,287	4,240
Series 3546, Class NB, 4.00%, 6/15/2024	214,423	212,399
Series 3562, Class JC, 4.00%, 8/15/2024	117,832	116,609
Series 3563, Class BD, 4.00%, 8/15/2024	73,173	72,470
Series 3571, Class MY, 4.00%, 9/15/2024	32,225	31,891
Series 3575, Class EB, 4.00%, 9/15/2024	74,973	73,971
Series 3577, Class B, 4.00%, 9/15/2024	135,090	133,647
Series 3578, Class KB, 4.00%, 9/15/2024	18,302	18,105
Series 2989, Class TG, 5.00%, 6/15/2025	105,208	104,667
Series 2988, Class TY, 5.50%, 6/15/2025	5,328	5,298
Series 3816, Class HA, 3.50%, 11/15/2025	564,222	551,875
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 3087, Class KX, 5.50%, 12/15/2025	15,077	14,960
Series 3787, Class AY, 3.50%, 1/15/2026	197,569	193,153
Series 3794, Class LB, 3.50%, 1/15/2026	162,305	158,691
Series 3102, Class CE, 5.50%, 1/15/2026	141,453	140,611
Series 3123, Class HT, 5.00%, 3/15/2026	22,174	21,925
Series 3121, Class JD, 5.50%, 3/15/2026	7,251	7,193
Series 3150, Class EQ, 5.00%, 5/15/2026	62,285	61,897
Series 3898, Class KH, 3.50%, 6/15/2026	265,744	259,403
Series 3885, Class AC, 4.00%, 6/15/2026	91,807	90,754
Series 3911, Class B, 3.50%, 8/15/2026	248,099	241,880
Series 3959, Class PB, 3.00%, 11/15/2026	1,519,476	1,467,583
Series 4337, Class VJ, 3.50%, 6/15/2027	554,714	552,409
Series 3337, Class MD, 5.50%, 6/15/2027	18,092	18,029
Series 2110, Class PG, 6.00%, 1/15/2029	46,734	47,212
Series 3563, Class LB, 4.00%, 8/15/2029	7,464	7,262
Series 3653, Class B, 4.50%, 4/15/2030	65,922	64,976
Series 3824, Class EY, 3.50%, 3/15/2031	169,961	163,135
Series 2525, Class AM, 4.50%, 4/15/2032	356,521	349,895
Series 2441, Class GF, 6.50%, 4/15/2032	11,615	12,008
Series 2436, Class MC, 7.00%, 4/15/2032	6,616	6,796
Series 2760, Class KT, 4.50%, 9/15/2032	45,471	44,281
Series 2505, Class D, 5.50%, 9/15/2032	49,810	50,302
Series 2544, Class KE, 5.50%, 12/15/2032	32,506	32,937
Series 2557, Class HL, 5.30%, 1/15/2033	81,995	82,297
Series 2575, Class PE, 5.50%, 2/15/2033	24,580	24,934
Series 2586, Class WG, 4.00%, 3/15/2033	104,175	101,317
Series 2596, Class QD, 4.00%, 3/15/2033	90,365	87,165
Series 2621, Class QH, 5.00%, 5/15/2033	103,180	102,883
Series 2624, Class QH, 5.00%, 6/15/2033	124,559	124,204
Series 2648, Class BK, 5.00%, 7/15/2033	10,806	10,829
Series 4238, Class UY, 3.00%, 8/15/2033	2,492,509	2,337,582
Series 2673, Class PE, 5.50%, 9/15/2033	202,850	205,991
Series 2696, Class DG, 5.50%, 10/15/2033	182,221	185,005
Series 2725, Class TA, 4.50%, 12/15/2033	284,000	279,531
Series 2733, Class ME, 5.00%, 1/15/2034	175,000	174,623
Series 2768, Class PK, 5.00%, 3/15/2034	158,562	155,579
Series 2934, Class KG, 5.00%, 2/15/2035	128,066	128,096
Series 3077, Class TO, PO, 4/15/2035	4,328	4,134
Series 2960, Class JH, 5.50%, 4/15/2035	375,127	380,355
Series 3082, Class PW, 5.50%, 12/15/2035	26,383	26,936
Series 3084, Class BH, 5.50%, 12/15/2035	546,233	558,165
Series 3098, Class KG, 5.50%, 1/15/2036	559,394	572,249
Series 3136, Class CO, PO, 4/15/2036	12,192	10,421
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 3145, Class AJ, 5.50%, 4/15/2036	21,126	21,613
Series 3819, Class ZQ, 6.00%, 4/15/2036	386,275	400,002
Series 3200, PO, 8/15/2036	42,181	33,743
Series 3270, Class AT, 5.50%, 1/15/2037	15,189	15,516
Series 3272, Class PA, 6.00%, 2/15/2037	4,006	4,194
Series 3348, Class HT, 6.00%, 7/15/2037	37,696	39,544
Series 3501, Class A, 4.50%, 1/15/2039	92,041	88,091
Series 3508, Class PK, 4.00%, 2/15/2039	2,353	2,221
Series 3513, Class A, 4.50%, 2/15/2039	10,177	9,819
Series 3653, Class HJ, 5.00%, 4/15/2040	431,710	432,770
Series 3677, Class KB, 4.50%, 5/15/2040	749,261	730,639
Series 3677, Class PB, 4.50%, 5/15/2040	369,345	359,272
Series 3715, Class PC, 4.50%, 8/15/2040	124,313	121,255
Series 3955, Class HB, 3.00%, 12/15/2040	79,992	76,720
Series 3828, Class PU, 4.50%, 3/15/2041	41,048	40,458
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (g)	137,258	132,977
Series 3956, Class EB, 3.25%, 11/15/2041	742,968	686,659
Series 3963, Class JB, 4.50%, 11/15/2041	1,153,436	1,123,168
Series 4026, Class MQ, 4.00%, 4/15/2042	43,481	40,654
Series 4616, Class HP, 3.00%, 9/15/2046	1,053,265	957,138
Series 3688, Class GT, 7.54%, 11/15/2046 (g)	21,769	23,310
FHLMC, STRIPS Series 262, Class 35, 3.50%, 7/15/2042	471,007	437,920
FNMA, REMIC
Series 2003-48, Class TC, 5.00%, 6/25/2023	1,020	1,016
Series 2003-55, Class HY, 5.00%, 6/25/2023	788	784
Series 2006-22, Class CE, 4.50%, 8/25/2023	5,266	5,237
Series 2004-44, Class KT, 6.00%, 6/25/2024	1,819	1,813
Series 2004-53, Class NC, 5.50%, 7/25/2024	2,085	2,076
Series 2009-71, Class MB, 4.50%, 9/25/2024	138	137
Series 2004-70, Class EB, 5.00%, 10/25/2024	5,068	5,035
Series 2010-49, Class KB, 4.00%, 5/25/2025	111,607	110,194
Series 2010-41, Class DC, 4.50%, 5/25/2025	8,878	8,768
Series 1997-57, Class PN, 5.00%, 9/18/2027	48,173	47,514
Series 2009-39, Class LB, 4.50%, 6/25/2029	48,858	47,533
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2009-96, Class DB, 4.00%, 11/25/2029	57,993	56,241
Series 2010-28, Class DE, 5.00%, 4/25/2030	168,354	165,894
Series 2001-63, Class TC, 6.00%, 12/25/2031	34,195	35,026
Series 2001-81, Class HE, 6.50%, 1/25/2032	84,260	86,691
Series 2002-75, Class GB, 5.50%, 11/25/2032	41,404	40,727
Series 2011-39, Class ZA, 6.00%, 11/25/2032	340,697	347,852
Series 2002-85, Class PE, 5.50%, 12/25/2032	28,403	28,736
Series 2003-21, Class OU, 5.50%, 3/25/2033	23,026	23,327
Series 2003-26, Class EB, 3.50%, 4/25/2033	590,708	553,668
Series 2003-23, Class CH, 5.00%, 4/25/2033	21,051	20,950
Series 2003-63, Class YB, 5.00%, 7/25/2033	76,751	76,410
Series 2003-69, Class N, 5.00%, 7/25/2033	139,295	138,759
Series 2003-80, Class QG, 5.00%, 8/25/2033	190,345	189,454
Series 2003-85, Class QD, 5.50%, 9/25/2033	78,821	79,889
Series 2003-94, Class CE, 5.00%, 10/25/2033	12,782	12,621
Series 2005-5, Class CK, 5.00%, 1/25/2035	123,876	121,829
Series 2005-29, Class WC, 4.75%, 4/25/2035	216,023	211,477
Series 2005-48, Class TD, 5.50%, 6/25/2035	195,682	199,735
Series 2005-53, Class MJ, 5.50%, 6/25/2035	188,911	192,269
Series 2005-58, Class EP, 5.50%, 7/25/2035	13,507	13,625
Series 2005-68, Class BE, 5.25%, 8/25/2035	219,075	216,351
Series 2005-68, Class PG, 5.50%, 8/25/2035	75,470	75,840
Series 2005-102, Class PG, 5.00%, 11/25/2035	246,848	246,284
Series 2005-110, Class GL, 5.50%, 12/25/2035	312,993	319,475
Series 2006-49, Class PA, 6.00%, 6/25/2036	34,054	35,255
Series 2009-19, Class PW, 4.50%, 10/25/2036	199,832	194,517
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2006-114, Class HE, 5.50%, 12/25/2036	235,229	239,354
Series 2007-33, Class HE, 5.50%, 4/25/2037	16,674	17,059
Series 2007-65, Class KI, IF, IO, 2.00%, 7/25/2037 (g)	4,167	355
Series 2007-71, Class KP, 5.50%, 7/25/2037	16,210	15,833
Series 2007-71, Class GB, 6.00%, 7/25/2037	137,414	143,635
Series 2009-86, Class OT, PO, 10/25/2037	25,340	20,391
Series 2008-72, Class BX, 5.50%, 8/25/2038	11,961	12,165
Series 2008-74, Class B, 5.50%, 9/25/2038	5,005	5,101
Series 2009-62, Class HJ, 6.00%, 5/25/2039	26,982	26,897
Series 2009-37, Class KI, IF, IO, 1.38%, 6/25/2039 (g)	3,164	131
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	7,797	1,456
Series 2009-92, Class AD, 6.00%, 11/25/2039	362,892	362,777
Series 2009-112, Class ST, IF, IO, 1.63%, 1/25/2040 (g)	57,807	4,343
Series 2010-22, Class PE, 5.00%, 3/25/2040	1,229,936	1,231,375
Series 2010-35, Class SB, IF, IO, 1.80%, 4/25/2040 (g)	22,813	1,435
Series 2010-37, Class CY, 5.00%, 4/25/2040	732,136	729,797
Series 2010-54, Class EA, 4.50%, 6/25/2040	24,100	23,529
Series 2010-64, Class DM, 5.00%, 6/25/2040	3,494	3,484
Series 2010-71, Class HJ, 5.50%, 7/25/2040	77,527	79,562
Series 2010-123, Class BP, 4.50%, 11/25/2040	1,809,282	1,769,536
Series 2011-5, Class CP, 4.50%, 11/25/2040	4,996	4,970
Series 2011-41, Class KL, 4.00%, 5/25/2041	908,467	854,129
Series 2011-50, Class LP, 4.00%, 6/25/2041	415,676	395,539
Series 2012-137, Class CF, 4.92%, 8/25/2041 (g)	104,226	103,722
Series 2012-103, Class DA, 3.50%, 10/25/2041	15,711	15,285
Series 2012-14, Class DE, 3.50%, 3/25/2042	621,615	581,505
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2012-139, Class JA, 3.50%, 12/25/2042	305,884	286,581
Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250,000	2,223,564
Series 2019-65, Class PA, 2.50%, 5/25/2048	235,700	211,004
Series 2009-96, Class CB, 4.00%, 11/25/2049	16,522	15,507
Series 2019-7, Class CA, 3.50%, 11/25/2057	2,648,630	2,498,549
FNMA, STRIPS
Series 293, Class 1, PO, 12/25/2024	1,889	1,854
Series 314, Class 1, PO, 7/25/2031	25,382	22,310
GNMA
Series 2003-10, Class KJ, 5.50%, 2/20/2033	40,115	40,014
Series 2003-29, Class PD, 5.50%, 4/16/2033	156,365	156,150
Series 2003-65, Class AP, 5.50%, 8/20/2033	52,820	53,128
Series 2003-77, Class TK, 5.00%, 9/16/2033	209,612	208,038
Series 2004-16, Class GC, 5.50%, 2/20/2034	564,400	568,134
Series 2004-54, Class BG, 5.50%, 7/20/2034	11,857	11,901
Series 2004-93, Class PD, 5.00%, 11/16/2034	322,737	319,223
Series 2004-101, Class BE, 5.00%, 11/20/2034	278,479	277,613
Series 2005-11, Class PL, 5.00%, 2/20/2035	132,002	132,036
Series 2005-26, Class XY, 5.50%, 3/20/2035	518,164	524,835
Series 2005-33, Class AY, 5.50%, 4/16/2035	132,235	132,845
Series 2005-49, Class B, 5.50%, 6/20/2035	43,751	44,331
Series 2005-51, Class DC, 5.00%, 7/20/2035	105,525	106,244
Series 2005-56, Class BD, 5.00%, 7/20/2035	16,375	16,299
Series 2006-7, Class ND, 5.50%, 8/20/2035	16,488	16,575
Series 2007-37, Class LB, 5.50%, 6/16/2037	131,769	132,701
Series 2007-79, Class BL, 5.75%, 8/20/2037	92,008	92,589
Series 2009-106, Class ST, IF, IO, 1.40%, 2/20/2038 (g)	88,210	3,630
Series 2008-7, Class PQ, 5.00%, 2/20/2038	274,468	271,163
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2008-9, Class PW, 5.25%, 2/20/2038	287,778	288,041
Series 2008-23, Class YA, 5.25%, 3/20/2038	67,792	67,192
Series 2008-35, Class NF, 5.00%, 4/20/2038	69,096	68,819
Series 2008-34, Class PG, 5.25%, 4/20/2038	79,647	79,590
Series 2008-33, Class PB, 5.50%, 4/20/2038	233,016	234,964
Series 2008-38, Class BG, 5.00%, 5/16/2038	387,667	387,366
Series 2008-43, Class NB, 5.50%, 5/20/2038	116,402	117,339
Series 2008-56, Class PX, 5.50%, 6/20/2038	225,828	224,382
Series 2008-58, Class PE, 5.50%, 7/16/2038	612,163	617,444
Series 2008-62, Class SA, IF, IO, 1.55%, 7/20/2038 (g)	1,707	17
Series 2008-76, Class US, IF, IO, 1.30%, 9/20/2038 (g)	49,825	1,258
Series 2011-97, Class WA, 6.11%, 11/20/2038 (g)	495,106	511,447
Series 2008-95, Class DS, IF, IO, 2.70%, 12/20/2038 (g)	46,896	1,897
Series 2009-14, Class AG, 4.50%, 3/20/2039	80,694	79,547
Series 2009-72, Class SM, IF, IO, 1.66%, 8/16/2039 (g)	109,887	5,814
Series 2009-61, Class AP, 4.00%, 8/20/2039	8,570	8,360
Series 2010-130, Class BD, 4.00%, 12/20/2039	237,557	232,390
Series 2010-157, Class OP, PO, 12/20/2040	77,528	63,939
Series 2014-H11, Class VA, 4.89%, 6/20/2064 (g)	1,042,889	1,036,846
Series 2015-H20, Class FA, 4.86%, 8/20/2065 (g)	1,455,653	1,447,034
Series 2015-H26, Class FG, 4.91%, 10/20/2065 (g)	1,025,418	1,011,881
GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	45,375	44,013
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 4.18%, 11/25/2033 (g)	87,680	83,352
Series 2007-A1, Class 5A5, 4.00%, 7/25/2035 (g)	21,310	20,547
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.06%, 4/21/2034 (g)	33,217	31,215
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	24,199	23,177
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 5.26%, 10/25/2028 (g)	35,725	33,136
Series 2004-B, Class A1, 5.12%, 5/25/2029 (g)	51,128	48,787
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.65%, 4/25/2034 (g)	19,475	18,925
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	7,109	6,773
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (e)	674,582	631,270
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,515,015	1,423,001
Series 2017-4, Class M60C, 3.50%, 6/25/2057	1,463,636	1,372,272
Series 2017-4, Class MT, 3.50%, 6/25/2057	361,924	332,612
Series 2018-2, Class M55D, 4.00%, 11/25/2057	1,546,645	1,464,709
Series 2019-3, Class M55D, 4.00%, 10/25/2058	345,296	327,077
Series 2020-1, Class M55G, 3.00%, 8/25/2059	3,500,862	3,193,732
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	413,649	391,860
Sequoia Mortgage Trust Series 2004-11, Class A1, 5.20%, 12/20/2034 (g)	150,366	133,688
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 5.30%, 1/19/2034 (g)	78,510	73,530
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.72%, 12/25/2044 (g)	99,589	91,412
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	295,855	293,149
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (b) (e)	788,133	685,472
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 4.23%, 10/25/2033 (g)	63,604	57,938
Total Collateralized Mortgage Obligations (Cost $58,071,702)		53,914,327
U.S. Government Agency Securities — 1.5%
FNMA 0.50%, 6/17/2025 (Cost $14,740,554)	14,834,000	13,481,249
Foreign Government Securities — 0.3%
Republic of Colombia 7.38%, 9/18/2037	300,000	277,650
Republic of Panama 3.16%, 1/23/2030	400,000	342,825
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Mexican States
4.13%, 1/21/2026	332,000	323,534
2.66%, 5/24/2031	1,846,000	1,489,722
Total Foreign Government Securities (Cost $2,902,344)		2,433,731
	SHARES
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (h) (i) (Cost $16,174,550)	16,168,898	16,176,982
Total Investments — 100.5% (Cost $967,450,607)		908,748,469
Liabilities in Excess of Other Assets — (0.5)%		(4,141,612)
NET ASSETS — 100.0%		904,606,857

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $3,411,841 or 0.38% of the
Fund’s net assets as of February 28, 2023 .

(e)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	968	06/21/2023	USD	108,113,500	(175,971)
U.S. Treasury 10 Year Ultra Note	893	06/21/2023	USD	104,760,063	(47,481)
U.S. Treasury 5 Year Note	91	06/30/2023	USD	9,744,820	(8,534)
					(231,986)
Short Contracts
U.S. Treasury Long Bond	(86)	06/21/2023	USD	(10,787,625)	46,175
U.S. Treasury Ultra Bond	(2)	06/21/2023	USD	(271,375)	(2,793)
U.S. Treasury 2 Year Note	(765)	06/30/2023	USD	(155,862,774)	330,167
					373,549
					141,563

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Centrally Cleared Inflation-linked swap contracts outstanding as of February 28, 2023 :

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.29% at termination	Receive	2/7/2025	USD 8,800,000	—	73,930	73,930
CPI-U at termination	2.31% at termination	Receive	2/7/2026	USD 3,080,000	—	28,348	28,348
CPI-U at termination	2.37% at termination	Receive	10/4/2032	USD 808,000	(1,896)	18,246	16,350
CPI-U at termination	2.38% at termination	Receive	10/4/2029	USD 5,454,000	(11,012)	93,120	82,108
CPI-U at termination	2.39% at termination	Receive	1/19/2033	USD 6,926,000	(12,209)	125,954	113,745
CPI-U at termination	2.41% at termination	Receive	10/4/2032	USD 8,534,000	—	143,517	143,517
CPI-U at termination	2.42% at termination	Receive	2/7/2030	USD 8,096,000	—	93,370	93,370
CPI-U at termination	2.45% at termination	Receive	12/21/2029	USD 29,599,000	21,438	270,625	292,063
CPI-U at termination	2.47% at termination	Receive	2/6/2033	USD 5,475,000	—	53,392	53,392
CPI-U at termination	2.51% at termination	Receive	12/22/2029	USD 7,742,000	6,569	41,213	47,782
CPI-U at termination	2.51% at termination	Receive	11/23/2030	USD 61,240,000	(20,887)	541,914	521,027
CPI-U at termination	2.52% at termination	Receive	11/23/2031	USD 9,906,000	(4,568)	88,958	84,390
CPI-U at termination	2.52% at termination	Receive	2/9/2033	USD 2,900,000	—	17,085	17,085
CPI-U at termination	2.55% at termination	Receive	2/10/2033	USD 3,973,000	—	11,386	11,386
CPI-U at termination	2.56% at termination	Receive	2/14/2025	USD 4,860,000	1,544	17,424	18,968
CPI-U at termination	2.56% at termination	Receive	2/14/2033	USD 9,292,000	—	25,251	25,251
CPI-U at termination	2.57% at termination	Receive	2/10/2030	USD 4,170,000	—	9,189	9,189
CPI-U at termination	2.58% at termination	Receive	10/5/2025	USD 12,079,000	(4,717)	46,912	42,195
CPI-U at termination	2.58% at termination	Receive	2/14/2030	USD 2,788,000	—	5,553	5,553
CPI-U at termination	2.58% at termination	Receive	2/22/2033	USD 13,310,000	(30,933)	49,283	18,350
CPI-U at termination	2.59% at termination	Receive	11/23/2026	USD 18,871,000	28,155	39,530	67,685
CPI-U at termination	2.62% at termination	Receive	12/2/2027	USD 69,323,000	(247,982)	378,513	130,531
CPI-U at termination	2.63% at termination	Receive	2/22/2026	USD 51,327,000	928	87,278	88,206
CPI-U at termination	2.63% at termination	Receive	3/2/2033	USD 6,136,000	22,619	6	22,625
CPI-U at termination	2.64% at termination	Receive	12/14/2024	USD 27,576,000	—	98,712	98,712
CPI-U at termination	2.64% at termination	Receive	2/22/2026	USD 15,954,000	(10,085)	35,734	25,649
CPI-U at termination	2.67% at termination	Receive	12/2/2025	USD 72,505,000	(240,179)	388,275	148,096
					(503,215)	2,782,718	2,279,503
CPI-U at termination	2.60% at termination	Receive	2/22/2033	USD 27,587,000	(678)	(177)	(855)
CPI-U at termination	2.64% at termination	Receive	9/27/2032	USD 6,320,000	(28,086)	(801)	(28,887)
CPI-U at termination	2.64% at termination	Receive	12/6/2032	USD 3,439,000	—	(9,960)	(9,960)
CPI-U at termination	2.69% at termination	Receive	9/27/2029	USD 11,833,000	(36,836)	(26,352)	(63,188)
CPI-U at termination	2.70% at termination	Receive	11/16/2029	USD 19,949,000	—	(70,023)	(70,023)
CPI-U at termination	2.75% at termination	Receive	3/2/2026	USD 15,885,000	(21,480)	(20)	(21,500)
CPI-U at termination	2.76% at termination	Receive	9/15/2029	USD 16,832,000	—	(118,920)	(118,920)
CPI-U at termination	2.77% at termination	Receive	11/16/2025	USD 8,293,000	1,237	(4,634)	(3,397)
CPI-U at termination	2.91% at termination	Receive	9/1/2028	USD 6,991,000	936	(122,014)	(121,078)
					(84,907)	(352,901)	(437,808)
					(588,122)	2,429,817	1,841,695

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at February 28, 2023 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	3.01%
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan Inflation Managed Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.76	USD 48,551,000	(461,033)	(127,293)	(588,326)
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.76	USD 53,970,000	(603,727)	(50,264)	(653,991)
						(1,064,760)	(177,557)	(1,242,317)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan Realty Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.8%
Apartments — 20.3%
American Homes 4 Rent, Class A, REIT	415,521	12,889,462
Apartment Income REIT Corp., REIT	437,461	16,536,026
Camden Property Trust, REIT	97,290	11,165,000
Equity LifeStyle Properties, Inc., REIT	36,332	2,489,105
Equity Residential, REIT	99,928	6,247,499
Independence Realty Trust, Inc., REIT	498,092	9,010,484
Sun Communities, Inc., REIT	174,731	25,010,995
UDR, Inc., REIT	469,805	20,126,446
		103,475,017
Diversified — 16.3%
American Tower Corp., REIT	48,229	9,549,824
Equinix, Inc., REIT	58,151	40,023,589
SBA Communications Corp., REIT	42,256	10,959,094
Weyerhaeuser Co., REIT	56,827	1,775,844
WP Carey, Inc., REIT	257,416	20,891,882
		83,200,233
Health Care — 12.3%
Healthcare Realty Trust, Inc., REIT	740,949	14,448,505
Medical Properties Trust, Inc., REIT	343,310	3,536,093
Ventas, Inc., REIT	520,704	25,332,250
Welltower, Inc., REIT	264,046	19,571,090
		62,887,938
Hotels — 2.6%
DiamondRock Hospitality Co., REIT	181,546	1,583,081
Host Hotels & Resorts, Inc., REIT	621,101	10,434,497
Sunstone Hotel Investors, Inc., REIT	99,231	1,048,872
		13,066,450
Industrial — 19.7%
First Industrial Realty Trust, Inc., REIT	318,745	16,813,799
Prologis, Inc., REIT	617,980	76,258,732
Rexford Industrial Realty, Inc., REIT	122,142	7,384,705
		100,457,236
Office — 4.1%
Alexandria Real Estate Equities, Inc., REIT	115,859	17,353,361
Kilroy Realty Corp., REIT	99,496	3,583,846
		20,937,207
Real Estate Management & Development — 0.2%
Cushman & Wakefield plc *	82,358	1,065,712
INVESTMENTS	SHARES	VALUE($)

Regional Malls — 1.2%
Simon Property Group, Inc., REIT	48,011	5,861,663
Shopping Centers — 6.3%
Federal Realty Investment Trust, REIT	96,260	10,278,643
Kimco Realty Corp., REIT	711,436	14,662,696
Kite Realty Group Trust, REIT	323,255	7,021,098
		31,962,437
Single Tenant — 7.1%
Realty Income Corp., REIT	563,959	36,065,178
Storage — 5.7%
Life Storage, Inc., REIT	68,200	8,219,464
Public Storage, REIT	70,507	21,078,068
		29,297,532
Total Common Stocks (Cost $453,048,413)		488,276,603
Short-Term Investments — 4.2%
Investment Companies — 4.2%
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b) (Cost $21,218,676)	21,207,833	21,218,437
Total Investments — 100.0% (Cost $474,267,089)		509,495,040
Other Assets Less Liabilities — 0.0% ^		59,195
NET ASSETS — 100.0%		509,554,235

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	Realty Income ETF	29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
ASSETS:
Investments in non-affiliates, at value	$892,571,487	$488,276,603
Investments in affiliates, at value	16,176,982	21,218,437
Cash	430,509	84,028
Deposits at broker for centrally cleared swaps	40,000	—
Segregated cash balance with Authorized Participant for deposit securities	860,012	—
Receivables:
Investment securities sold	7,467,058	1,844,260
Investment securities sold — delayed delivery securities	86,000	—
Interest from non-affiliates	3,300,939	—
Dividends from non-affiliates	—	304,596
Dividends from affiliates	2,091	2,743
Securities lending income (See Note 2.C.)	—	355
Variation margin on futures contracts	265,522	—
Variation margin on centrally cleared swaps	687,147	—
Total Assets	921,887,747	511,731,022
LIABILITIES:
Payables:
Investment securities purchased	—	1,810,772
Investment securities purchased — delayed delivery securities	11,381,135	—
Fund shares redeemed	4,627,417	—
Collateral upon return of deposit securities	860,012	—
Accrued liabilities:
Investment advisory fees	85,480	153,816
Administration fees	51,481	32,571
Printing and mailing costs	94,604	60,953
Custodian and accounting fees	51,184	31,614
Other	129,577	87,061
Total Liabilities	17,280,890	2,176,787
Net Assets	$904,606,857	$509,554,235
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Inflation Managed Bond ETF	JPMorgan Realty Income ETF
NET ASSETS:
Paid-in-Capital	$1,000,192,543	$495,160,261
Total distributable earnings (loss)	(95,585,686)	14,393,974
Total Net Assets	$904,606,857	$509,554,235
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a) (b)	19,543,210	11,797,859
Net asset value, per share	$46.29	$43.19
Cost of investments in non-affiliates	$951,276,057	$453,048,413
Cost of investments in affiliates	16,174,550	21,218,676
Net upfront receipts on centrally cleared swaps	(1,652,882)	—

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	31

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023

	JPMorgan Inflation Managed Bond ETF (a)	JPMorgan Realty Income ETF (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$35,520,763	$6,982
Interest income from affiliates	447	5,536
Dividend income from non-affiliates	—	23,021,304
Dividend income from affiliates	572,301	543,411
Income from securities lending (net) (See Note 2.C.)	—	867
Total investment income	36,093,511	23,578,100
EXPENSES:
Investment advisory fees	2,791,049	5,758,231
Administration fees	747,608	719,779
Distribution fees (See Note 3.C.)	16,322	19,878
Service fees (See Note 3.D.)	68,635	59,482
Custodian and accounting fees	173,429	58,003
Interest expense to affiliates	336	—
Professional fees	106,151	79,174
Trustees’ and Chief Compliance Officer’s fees	28,063	27,926
Printing and mailing costs	122,797	97,687
Registration and filing fees	136,589	122,294
Transfer agency fees (See Note 2.G.)	1,437	6,019
Other	24,321	42,005
Total expenses	4,216,737	6,990,478
Less fees waived	(168,418)	(188,568)
Less expense reimbursements	(1,398,417)	(1,418,877)
Net expenses	2,649,902	5,383,033
Net investment income (loss)	33,443,609	18,195,067

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Inflation Managed Bond ETF (a)	JPMorgan Realty Income ETF (b)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(27,382,420)	$111,243,280
Investments in affiliates	13,856	(3,018)
In-kind redemptions of investments in non-affiliates (See Note 4)	(2,460,502)	207,383,162
Futures contracts	(34,832,019)	—
Swaps	27,215,498	—
Net realized gain (loss)	(37,445,587)	318,623,424
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(54,854,885)	(488,183,848)
Investments in affiliates	(3,711)	149
Futures contracts	(1,453,861)	—
Swaps	(15,213,014)	—
Change in net unrealized appreciation/depreciation	(71,525,471)	(488,183,699)
Net realized/unrealized gains (losses)	(108,971,058)	(169,560,275)
Change in net assets resulting from operations	$(75,527,449)	$(151,365,208)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 28, 2023 (a)	Year Ended February 28, 2022 (a)	Year Ended February 28, 2023 (b)	Year Ended February 28, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	33,443,609	33,058,100	18,195,067	18,870,161
Net realized gain (loss)	(37,445,587)	61,666,081	318,623,424	271,663,607
Change in net unrealized appreciation/ depreciation	(71,525,471)	(39,670,845)	(488,183,699)	174,696,642
Change in net assets resulting from operations	(75,527,449)	55,053,336	(151,365,208)	465,230,410
Total distributions to shareholders	(35,607,004)	(33,229,570)	(209,509,368)	(155,134,166)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(151,417,047)	(255,104,251)	(671,849,490)	(676,938,664)
NET ASSETS:
Change in net assets	(262,551,500)	(233,280,485)	(1,032,724,066)	(366,842,420)
Beginning of period	1,167,158,357	1,400,438,842	1,542,278,301	1,909,120,721
End of period	904,606,857	1,167,158,357	509,554,235	1,542,278,301

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 28, 2023(a)	Year Ended February 28, 2022(a)	Year Ended February 28, 2023(b)	Year Ended February 28, 2022(b)
CAPITAL TRANSACTIONS: (c) (d)
Proceeds from shares issued	$143,694,884	$109,028,137	$85,385,444	$141,320,325
Distributions reinvested	2,379,990	27,014,278	116,182,036	140,755,402
Cost of shares redeemed	(280,551,196)	(429,007,482)	(771,368,525)	(757,325,764)
Redemptions in-kind	—	—	(231,616,311)	—
Change in net assets resulting from capital transactions	(134,476,322)	(292,965,067)	(801,417,356)	(475,250,037)
Class A
Proceeds from shares issued	327,168	35,274,598	556,975	5,773,141
Distributions reinvested	112,969	738,032	2,660,213	1,922,502
Cost of shares redeemed	(4,796,467)	(12,335,362)	(3,873,369)	(4,276,243)
Change in net assets resulting from Class A capital transactions	(4,356,330)	23,677,268	(656,181)	3,419,400
Class C
Proceeds from shares issued	368,640	2,772,443	112,851	1,898,686
Distributions reinvested	12,667	57,816	425,744	275,902
Cost of shares redeemed	(394,486)	(601,781)	(405,113)	(778,352)
Change in net assets resulting from Class C capital transactions	(13,179)	2,228,478	133,482	1,396,236
Class I
Proceeds from shares issued	8,724,880	72,398,399	129,926,978	96,820,415
Distributions reinvested	477,895	4,669,819	13,727,046	7,912,362
Cost of shares redeemed	(18,917,128)	(66,652,083)	(3,968,685)	(304,095,084)
Change in net assets resulting from Class I capital transactions	(9,714,353)	10,416,135	139,685,339	(199,362,307)
Class L
Proceeds from shares issued	—	—	454,227	6,327,061
Distributions reinvested	—	—	3,503,082	2,681,565
Cost of shares redeemed	—	—	(8,909,073)	(17,936,072)
Change in net assets resulting from Class L capital transactions	—	—	(4,951,764)	(8,927,446)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 28, 2023(a)	Year Ended February 28, 2022(a)	Year Ended February 28, 2023(b)	Year Ended February 28, 2022(b)
CAPITAL TRANSACTIONS: (c) (d) (continued)
Class R5
Proceeds from shares issued	$218,011	$4,616,313	$290,370	$2,595,870
Distributions reinvested	6,602	80,590	1,343,475	1,090,495
Cost of shares redeemed	(3,081,476)	(3,157,968)	(6,276,855)	(1,900,876)
Change in net assets resulting from Class R5 capital transactions	(2,856,863)	1,538,935	(4,643,010)	1,785,489
Total change in net assets resulting from capital transactions	$(151,417,047)	$(255,104,251)	$(671,849,490)	$(676,938,665)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 28, 2023(a)	Year Ended February 28, 2022(a)	Year Ended February 28, 2023(b)	Year Ended February 28, 2022(b)
SHARES TRANSACTIONS: (c) (d)
Issued	2,978,252	10,013,533	1,646,419	9,095,815
Reinvested	47,051	2,475,521	2,310,713	8,644,053
Redeemed	(5,844,105)	(39,414,895)	(15,158,501)	(46,884,614)
Redemptions in-kind	—	—	(3,574,267)	—
Change in Shares	(2,818,802)	(26,925,841)	(14,775,636)	(29,144,746)
Class A
Issued	6,350	3,223,923	8,864	362,649
Reinvested	2,233	67,689	53,046	119,427
Redeemed	(94,521)	(1,135,134)	(73,337)	(276,648)
Change in Class A Shares	(85,938)	2,156,478	(11,427)	205,428
Class C
Issued	7,128	255,541	1,671	122,967
Reinvested	250	5,338	8,495	17,913
Redeemed	(7,815)	(55,875)	(7,226)	(52,699)
Change in Class C Shares	(437)	205,004	2,940	88,181
Class I
Issued	170,457	6,653,148	1,964,395	6,323,956
Reinvested	9,449	428,645	274,216	489,166
Redeemed	(372,698)	(6,117,885)	(69,363)	(18,743,708)
Change in Class I Shares	(192,792)	963,908	2,169,248	(11,930,586)
Class L
Issued	—	—	6,979	386,631
Reinvested	—	—	69,818	164,742
Redeemed	—	—	(170,346)	(1,169,957)
Change in Class L Shares	—	—	(93,549)	(618,584)

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
	JPMorgan Inflation Managed Bond ETF		JPMorgan Realty Income ETF
	Year Ended February 28, 2023(a)	Year Ended February 28, 2022(a)	Year Ended February 28, 2023(b)	Year Ended February 28, 2022(b)
SHARES TRANSACTIONS: (c) (d) (continued)
Class R5
Issued	4,219	421,764	4,497	163,570
Reinvested	131	7,367	26,820	66,491
Redeemed	(61,097)	(290,549)	(120,979)	(117,089)
Change in Class R5 Shares	(56,747)	138,582	(89,662)	112,972

(a)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Inflation Managed Bond ETF and will be used going forward. As a result, the information prior to close of business on April 8, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan Realty Income ETF and will be used going forward. As a result, the information prior to close of business on May 20, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(c)
Reflects reorganization from JPMorgan Inflation Managed Bond Fund on April 8, 2022. See Note 1.
(d)
Reflects reorganization from JPMorgan Realty Income Fund on May 20, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 28, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income (loss) (c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Inflation Managed Bond ETF (h)
Year Ended February 28, 2023	$51.43	$1.63	$(5.05)	$(3.42)	$(1.58)	$(0.14)
Year Ended February 28, 2022	50.58	1.27	0.85	2.12	(1.27)	—
Year Ended February 28, 2021	49.26	0.94	1.32	2.26	(0.94)	—
Year Ended February 29, 2020	47.33	1.27	1.93	3.20	(1.27)	—
Year Ended February 28, 2019	47.85	1.18	(0.52)	0.66	(1.18)	—
JPMorgan Realty Income ETF (i)
Year Ended February 28, 2023	62.71	0.98(j)	(9.14)	(8.16)	(0.76)	(10.60)
Year Ended February 28, 2022	54.76	0.64	13.05	13.69	(0.80)	(4.94)
Year Ended February 28, 2021	54.40	0.84	1.89	2.73	(0.72)	(1.65)
Year Ended February 29, 2020	54.92	1.12	3.53	4.65	(1.20)	(3.97)
September 1, 2018 (k) through February 28, 2019	54.44	0.52	0.60	1.12	(0.64)	—
Year Ended August 31, 2018	53.24	1.20	1.24	2.44	(1.24)	—

(a)
Per share amounts reflect the conversion of the JPMorgan Inflation Managed Bond Fund into the JPMorgan Inflation Managed Bond ETF as of the close of business on April 8, 2022 and the conversion of the JPMorgan Realty Income Fund into the JPMorgan Realty Income ETF as of the close of business on May
20, 2022. See Note 1.

(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in a
reorganization that occurred as of the close of business on April 8, 2022. Market price returns are calculated using the official closing price of the JPMorgan
Inflation Managed Bond ETF on the listing exchange as of the time that the JPMorgan Inflation Managed Bond ETF's NAV is calculated. Prior to the JPMorgan
Inflation Managed Bond ETF's listing on April 11, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(f)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Market price returns are calculated using the official closing price of the JPMorgan Realty Income ETF on the listing exchange as of the time that the JPMorgan Realty Income ETF's NAV is calculated. Prior to the JPMorgan Realty Income ETF's listing on May 23, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.

(g)	Not annualized for periods less than one year.
(h)
JPMorgan Inflation Managed Bond ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund (“Predecessor Fund”) in
a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2017 up through the reorganization.

(i)
JPMorgan Realty Income ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Realty Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the
Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period
September 1, 2017 up through the reorganization.

(j)
Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.81 and the net investment income (loss) ratio would have been 1.59%.

(k)	The Fund changed its fiscal year end from August 31st to the last day of February.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 28, 2023

			Ratios/Supplemental data
						Ratios to average net assets (b)
Total Distributions	Net asset value, end of period	Market price, end of period	Total Return(d)	Market price total return(e) (f)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(g)

$(1.72)	$46.29	$46.36	(6.73)%	(6.59)%	$904,606,857	0.26%	3.38%	0.41%	107%
(1.27)	51.43	51.43	4.23	4.23	897,545,065	0.34	2.49	0.39	159
(0.94)	50.58	50.58	4.70	4.70	1,172,320,983	0.34	1.93	0.38	89
(1.27)	49.26	49.26	6.84	6.84	1,169,195,274	0.42	2.62	0.44	146
(1.18)	47.33	47.33	1.41	1.41	859,081,298	0.47	2.46	0.47	74

(11.36)	43.19	43.25	(13.43)	(13.31)	509,554,235	0.55	1.93(j)	0.72	84
(5.74)	62.71	62.71	24.69	24.69	1,450,453,154	0.68	0.98	0.70	59
(2.37)	54.76	54.76	5.38	5.38	1,663,701,422	0.68	1.67	0.70	90
(5.17)	54.40	54.40	8.23	8.23	1,289,280,883	0.68	1.92	0.76	71
(0.64)	54.92	54.92	2.13	2.13	2,238,096,452	0.67	1.99	0.85	50
(1.24)	54.44	54.44	4.79	4.79	2,325,640,388	0.68	2.34	0.85	107
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Inflation Managed Bond ETF	Diversified
JPMorgan Realty Income ETF	Non-Diversified
Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the applicable mutual fund trust, the following mutual funds (each, an “Acquired Fund” and collectively the “Acquired Funds”) were each reorganized into a newly created exchange-traded fund (each, a “Reorganization”) as of the close of business on the dates noted below (each, a “Closing Date”):
Acquired Fund	Fund	Closing Date
JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022
Following its Reorganization, each Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the new Fund. In connection with each Reorganization, each shareholder of an Acquired Fund (except as noted below) received shares of the surviving Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of an Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Funds shares liquidated, and such shareholders received cash equal in value to their Acquired Funds shares, which cash payment might have been taxable. Shareholders of an Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the applicable Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. Each Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as its Acquired Fund. Effective as of the close of business on its Closing Date, each Acquired Fund ceased operations in connection with the consummation of its Reorganization.
Costs incurred by the Funds and the Acquired Funds associated with each Reorganization (including the legal costs associated with each Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by each Fund or Acquired Fund associated with each Reorganization, including any brokerage fees and expenses incurred by the Fund or Acquired Fund related to the disposition and acquisition of assets as part of each Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Funds and the Acquired Funds. The management fee of each Fund is the same as the management fee of the corresponding Acquired Fund. The total annual fund operating expenses of each Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with each Funds for a term ending on June 30, 2025. Each Reorganization did not result in the material change to either Acquired Fund’s portfolio holdings. There are no material differences in accounting policies of the Acquired Funds as compared to those of the Funds.
Each Fund did not purchase or sell securities following its Reorganization for purposes of realigning its investment portfolio. Accordingly, each Reorganization of an Acquired Fund did not affect the corresponding Fund’s portfolio turnover ratios for the year ended February 28, 2023.
The investment objective of JPMorgan Inflation Managed Bond ETF ("Inflation Managed Bond ETF") is to seek to maximize inflation protected total return.
The investment objective of JPMorgan Realty Income ETF ("Realty Income ETF") is to seek to provide high total investment return through a combination of capital appreciation and current income.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
Inflation Managed Bond ETF	Cboe BZX Exchange, Inc.
Realty Income ETF	NYSE Arca
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and

42	J.P. Morgan Exchange-Traded Funds	February 28, 2023

redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Inflation Managed Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$102,768,959	$1,279,429	$104,048,388
Collateralized Mortgage Obligations	—	52,979,174	935,153	53,914,327
Commercial Mortgage-Backed Securities	—	101,592,110	1,508,498	103,100,608
Corporate Bonds	—	227,383,813	—	227,383,813
Foreign Government Securities	—	2,433,731	—	2,433,731
Mortgage-Backed Securities	—	80,422,479	—	80,422,479
U.S. Government Agency Securities	—	13,481,249	—	13,481,249
U.S. Treasury Obligations	—	307,786,892	—	307,786,892
Short-Term Investments
Investment Companies	16,176,982	—	—	16,176,982
Total Investments in Securities	$16,176,982	$888,848,407	$3,723,080	$908,748,469
Appreciation in Other Financial Instruments
Futures Contracts	$376,342	$—	$—	$376,342
Swaps	—	2,782,718	—	2,782,718
Depreciation in Other Financial Instruments
Futures Contracts	(234,779)	—	—	(234,779)
Swaps	—	(530,458)	—	(530,458)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$141,563	$2,252,260	$—	$2,393,823

Realty Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$509,495,040	$—	$—	$509,495,040

(a)	Please refer to the SOI for specifics of portfolio holdings.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

44	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Inflation Managed Bond ETF	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$5,714,010	$—	$(233,781)	$1,174	$1,164,187	$(348,547)	$475,122	$(5,492,736)	$1,279,429
Collateralized Mortgage Obligations	449,673	—	(45,645)	(1)	1,354,981	(374,559)	40	(449,336)	935,153
Commercial Mortgage-Backed Securities	—	—	(204,634)	(1,838)	—	—	1,714,970	—	1,508,498
Total	$6,163,683	$—	$(484,060)	$(665)	$2,519,168	$(723,106)	$2,190,132	$(5,942,072)	$3,723,080

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(484,060). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the

February 28, 2023	J.P. Morgan Exchange-Traded Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 28, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Realty Income ETF	$527
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Inflation Managed Bond ETF did not lend out any securities during the year ended February 28, 2023. Realty Income ETF did not have any securities out on loan at February 28, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Inflation Managed Bond ETF
For the year ended February 28, 2023*
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b)	$—	$505,635,571	$489,471,218	$10,198	$2,431	$16,176,982	16,168,898	$568,032	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	20,605,752	67,013,403	87,616,671	3,658	(6,142)	—	—	4,269	—
Total	$20,605,752	$572,648,974	$577,087,889	$13,856	$(3,711)	$16,176,982		$572,301	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*
As of the close of business on April 8, 2022, JPMorgan Inflation Managed Bond Fund (the "Acquired Fund"), a series of Trust I Funds, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Inflation Managed Bond ETF (the "Fund"). Following
the Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The tables include transactions from the
Acquired Fund for the period March 1, 2022 through April 8, 2022.

46	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Realty Income ETF
For the year ended February 28, 2023**
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b)	$28,286,016	$606,402,078	$613,466,788	$(3,018)	$149	$21,218,437	21,207,833	$543,411	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	—	10,689,449	10,689,449	—	—	—	—	13,146*	—
Total	$28,286,016	$617,091,527	$624,156,237	$(3,018)	$149	$21,218,437		$556,557	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
**
As of the close of business on May 20, 2022, JPMorgan Realty Income Fund (the "Acquired Fund"), a series of Undiscovered Managers Funds, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Realty Income ETF (the "Fund"). Following the
Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The tables include transactions from the
Acquired Fund for the period March 1, 2022 through May 20, 2022.

E. Derivatives  — Inflation Managed Bond ETF used derivative instruments including futures contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes D(1) - D(2) below describe the various derivatives used by the Fund.
(1) Futures Contracts —Inflation Managed Bond ETF used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the

February 28, 2023	J.P. Morgan Exchange-Traded Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps —  Inflation Managed Bond ETF engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
Inflation-Linked Swaps
Inflation Managed Bond ETF used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
(3) Summary of Derivatives Information —The following table presents the value of derivatives held as of February 28, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Inflation Managed Bond ETF
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$376,342
Swaps at Value (Assets) **	2,279,503
Unrealized Depreciation on Futures Contracts *	(234,779)
Swaps at Value (Liabilities) **	(437,808)
Credit Risk Exposure:
Swaps at Value (Liabilities) **	(1,242,317)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	141,563
Swaps at Value **	599,378

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

48	J.P. Morgan Exchange-Traded Funds	February 28, 2023

**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2023, by primary underlying risk exposure:
Inflation Managed Bond ETF
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(34,832,019)
Swap Contracts	27,304,817
Credit Exposure Risk:
Swap Contracts	(89,320)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	(1,453,861)
Swap Contracts	(15,035,457)
Credit Exposure Risk:
Swap Contracts	(177,557)
Derivatives Volume
The table below discloses the volume of the Funds'  activity during the year ended February 28, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
Inflation Managed Bond ETF
Futures Contracts:
Average Notional Balance Long	$271,424,076
Average Notional Balance Short	(156,200,548)
Ending Notional Balance Long	222,618,383
Ending Notional Balance Short	(166,921,774)
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance - Pays Fixed Rate	653,599,385
Ending Notional Balance - Pays Fixed Rate	587,853,000
Credit Default Swaps:
Average Notional Balance - Buy Protection	22,327,692
Ending Notional Balance - Buy Protection	102,521,000
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
Inflation Managed Bond ETF invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
G. Allocation of Income and Expenses — Expenses directly attributable to the Funds are charged directly to the Funds, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses (which are only applicable to the fees and expenses of the Acquired Fund for the period prior to the Reorganization), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees charged to the Acquired Funds were class-specific expenses. The amount of the transfer agency fees charged to each share class of the Acquired Funds for the period March 1, 2022 through Closing Date were as follows:
	Class A	Class C	Class I	Class L	Class R5	ETF Shares	Total
Inflation Managed Bond ETF
Transfer agency fees	$189	$72	$300	n/a	$16	$860	$1,437
Realty Income ETF
Transfer agency fees	1,478	130	1,765	$450	204	1,992	6,019
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least monthly for Inflation Managed Bond ETF and at least quarterly for Realty Income ETF. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Inflation Managed Bond ETF	$(2,465,827)	$36,167	$2,429,660
Realty Income ETF	219,058,416	(8)	(219,058,408)
The reclassifications for the Fund relate primarily to redemptions in-kind and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Inflation Managed Bond ETF	0.28%
Realty Income ETF	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

50	J.P. Morgan Exchange-Traded Funds	February 28, 2023

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 28, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Distribution Fees — Up through the Closing Date, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, served as the Acquired fund's principal underwriter and promoted and arranged for the sale of the Acquired fund's shares.
Up through the Closing Date, each Acquired fund's Board of Trustees had adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Acquired Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Acquired Funds did not charge a distribution fee. The Distribution Plan provided that the Acquired Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Inflation Managed Bond ETF	0.25%	0.75%
Realty Income ETF	0.25	0.75
For the period March 1, 2022 through the Closing Date, JPMDS waived its distribution fee.
In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares and certain Class A Shares of the Acquired Funds for which front-end sales charges have been waived. For the period March 1, 2022 through the Closing Date, JPMDS did not retain any front-end sales charges or CDSCs.
D. Service Fees —Up through the Closing Date, JPMorgan Trust I and Undiscovered Managers Funds, on behalf of JPMorgan Inflation Managed Bond Fund and JPMorgan Realty Income Fund, respectively, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Funds, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R5
Inflation Managed Bond ETF	0.25%	0.25%	0.25%	n/a	0.10%
Realty Income ETF	0.25	0.25	0.25	0.10%	0.10
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Funds. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.
E. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency (effective as of the Closing Date) services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid directly to JPMCB by the Funds for transfer agency services are included in Transfer agency fees on the Statements of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
F. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.25% of Inflation Managed Bond ETF's average daily net assets and 0.50% of Realty Income ETF's average daily net assets.
Prior to the closing date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R5	Class R6
Inflation Managed Bond ETF	0.75%	1.40%	0.55%	n/a	0.45%	0.35%
Realty Income ETF	1.18	1.68	0.93	0.78%	0.78	0.68
For the year ended February 28, 2023, the Funds' service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers					Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
Inflation Managed Bond ETF	$74,098	$36,677	$16,061	$126,836	$1,396,702	$16,322
Realty Income ETF	90,559	45,010	3,809	139,378	1,417,160	19,878
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2023 were as follows:

Inflation Managed Bond ETF	$25,260
Realty Income ETF	29,312
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 28, 2023 the amount of these reimbursements were as follows:

Inflation Managed Bond ETF	$1,715
Realty Income ETF	1,717
H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The Funds, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 28, 2023, Inflation Managed Bond ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

52	J.P. Morgan Exchange-Traded Funds	February 28, 2023

The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Inflation Managed Bond ETF	$120,255,737	$312,697,418	$918,689,879	$891,296,618
Realty Income ETF	792,818,999	1,008,892,067	—	—

	In-Kind Purchases	In-Kind Sales
Inflation Managed Bond ETF	$43,180,860	$53,917,582
Realty Income ETF	41,815,440	509,023,732
During the year ended February 28, 2023, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Inflation Managed Bond ETF	$966,584,503	$3,425,058	$60,520,151	$(57,095,093)
Realty Income ETF	491,673,642	51,706,128	33,884,730	17,821,398
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Inflation Managed Bond ETF	$35,607,004	$—	$35,607,004
Realty Income ETF	36,430,149	173,079,219	209,509,368

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Inflation Managed Bond ETF	$33,229,570	$—	$33,229,570
Realty Income ETF	89,223,309	65,910,857	155,134,166

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Inflation Managed Bond ETF	$588,458	$(30,326,602)	$(57,146,184)
Realty Income ETF	4,290,602	—	17,821,398
The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.
At February 28, 2023, the following Fund had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Inflation Managed Bond ETF	$—	$30,326,602
Net capital losses (gains)  incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Inflation Managed Bond ETF	$6,615,022	$2,031,487
Realty Income ETF	18,675,027	(11,007,839)
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

54	J.P. Morgan Exchange-Traded Funds	February 28, 2023

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 28, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 28, 2023, J.P. Morgan Investor Funds, J.P. Morgan SmartRetirement Funds and J.P. Morgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Inflation Managed Bond ETF	—%	50.9%	24.9%
Realty Income ETF	28.9	54.1	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
Inflation Managed Bond ETF invests in Inflation-linked debt securities which are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Inflation Managed Bond ETF is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Because Realty Income ETF invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
Realty Income ETF invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
Since Realty Income ETF is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and

February 28, 2023	J.P. Morgan Exchange-Traded Funds	55

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Redemptions in-kind
On March 21, 2022, certain shareholders sold Class R6 Shares of the Realty Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Gain/(Loss)	Type
Realty Income ETF	$231,616,311(a)	$46,870,934	Redemption-in-kind

(a)	This amount includes cash of $4,856,743 associated with the redemption in-kind.
10. Subsequent Event
Subsequent to February 28, 2023, Inflation Managed Bond ETF had net redemptions of $205,817,611 which represented 23% of the Fund’s net assets as of February 28, 2023.

56	J.P. Morgan Exchange-Traded Funds	February 28, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Inflation Managed Bond ETF and JPMorgan Realty Income ETF (two of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	57

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None

58	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

February 28, 2023	J.P. Morgan Exchange-Traded Funds	59

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

60	J.P. Morgan Exchange-Traded Funds	February 28, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	61

OFFICERS
(Unaudited) (continued)
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

62	J.P. Morgan Exchange-Traded Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Inflation Managed Bond ETF
Actual	$1,000.00	$972.20	$1.22	0.25%
Hypothetical	1,000.00	1,023.55	1.25	0.25
JPMorgan Realty Income ETF
Actual	1,000.00	965.00	2.42	0.50
Hypothetical	1,000.00	1,022.33	2.49	0.50

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

February 28, 2023	J.P. Morgan Exchange-Traded Funds	63

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

64	J.P. Morgan Exchange-Traded Funds	February 28, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Long Term Capital Gain
The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2023:
Long-Term Capital Gain Distribution
JPMorgan Realty Income ETF	$173,079,219*

*	Included in this amount is unrecaptured Section 1250 gains of $1,178,500.
Qualified Interest Income (QII) and Short-Term Capital Gain
The Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2023:
	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Inflation Managed Bond ETF	$30,667,048	$2,538,049
Section 199A Income
The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended February 28, 2023.
Qualified Business Income
JPMorgan Realty Income ETF	$16,799,822
Treasury Income
The Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2023:
Income from U.S. Treasury Obligations
JPMorgan Inflation Managed Bond ETF	48.0%

February 28, 2023	J.P. Morgan Exchange-Traded Funds	65

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-CONV-ETF-223

Annual Report
J.P. Morgan Exchange-Traded Funds
February 28, 2023
Fund	Ticker	Listing Exchange
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	BBSA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)	BBAG	NYSE Arca
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)	BBHY	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)	BBCB	NYSE Arca
JPMorgan USD Emerging Markets Sovereign Bond ETF	JPMB	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

February 28, 2023	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)
Global financial markets declined through most of the period amid inflationary pressures, rapidly rising interest rates, war across Ukraine and weaker economic conditions in China. However, developed markets stabilized somewhat in the second half of the period as domestic economic data improved.
While both equities and bonds were down for the period, fixed income assets experienced a historically poor performance. For the twelve month period, the Bloomberg U.S. Aggregate Index returned -9.72%, the Bloomberg U.S. High Yield Index returned -5.46% and the Bloomberg Emerging Markets Index returned -8.01%.
Through the second quarter of 2022, investor demand for bonds was crushed by the highest inflation levels in four decades and the subsequent policy response by leading central banks. Russia’s invasion of Ukraine at the end of February 2022, followed by the U.S. Federal Reserve’s (the “Fed”) decision to initiate its current monetary tightening cycle in mid-March 2022, drove global financial markets sharply lower. Stocks and bonds fell in tandem and volatility spiked higher. By the end of February 2023, the Fed had raised interest rates eight times to a range of 4.50% to 4.75%, the highest level since the 2007-08 financial crisis.
The Bank of England and the European Central Bank also aggressively tightened their monetary policies in response to accelerating price pressures, though the former started raising interest rates in December 2021 and the latter waited until September 2022 to begin raising rates.
In the second half of the period, financial markets appeared to stabilize and even rebounded somewhat. The U.S. economy proved to be resilient and data showed price inflation receding, while Europe largely avoided a prolonged energy crisis through coordinated efforts to obtain alternatives to Russian supplies of petroleum and natural gas. Additionally, China dropped many of the strict anti-pandemic measures that had severely constrained spending and demand in the first half of the period.
While both bond and equity markets had negative returns for the twelve-month period, U.S. high yield bonds (also known as junk bonds) and emerging markets debt posted a moderate positive performance for the final half of the period.

2	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(4.24)%
Market Price **	(4.20)%
Bloomberg Short-Term U.S. Aggregate Bond Index	(4.22)%
Net Assets as of 2/28/2023	$35,218,791
Duration as of 2/28/2023	2.7 Years
Fund Ticker	BBSA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders 1-5 Year US Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Underlying Index, which includes U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg U.S. Aggregate Bond Index. Using a “passive” investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests at least 80% of its assets in securities included in the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to U.S. Treasury bonds and agency mortgage-backed securities were leading detractors from performance amid rising interest rates during the period.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and the smallest allocations were to the securitized debt and agency bond sectors.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	56.4%
Corporate Bonds	25.5
Mortgage-Backed Securities	7.3
Supranational	2.5
Commercial Mortgage-Backed Securities	2.2
U.S. Government Agency Securities	1.7
Foreign Government Securities	1.2
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.1
Short-Term Investments	2.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.96 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $47.00.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	(4.24)%	0.35%
Market Price		(4.20)	0.37
LIFE OF FUND PERFORMANCE (3/12/19 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Short-Term U.S. Aggregate Bond Index from March 12, 2019 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Short-Term U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Short-Term U.S. Aggregate Bond Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(9.91)%
Market Price **	(9.93)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023	$1,312,100,977
Duration as of 2/28/2023	6.2 Years
Fund Ticker	BBAG
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index (the “Underlying Index”). Prior to February 1, 2023, the Fund sought to provide long-term total return.
INVESTMENT APPROACH
The Fund uses a “passive” investment approach and attempts to closely correspond to the performance of the Underlying Index, which covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Prior to February 1, 2023, the Fund invested in a diversified portfolio of fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the adviser applied a systematic multi-factor screening process that seeks exposure to those debt issuers with attractive value, quality and momentum characteristics.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s allocations to U.S. government bonds and agency mortgage-backed securities were leading detractors from performance amid rising interest rates during the period.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and their smallest allocations were to the securitized debt and agency mortgage-backed securities sectors.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	37.8%
Mortgage-Backed Securities	25.8
Corporate Bonds	23.0
Commercial Mortgage-Backed Securities	1.5
Foreign Government Securities	1.4
U.S. Government Agency Securities	1.2
Supranational	1.1
Others (each less than 1.0%)	0.6
Short-Term Investments	7.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.92 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $45.92.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	5

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)
Net Asset Value	December 12, 2018	(9.91)%	0.12%
Market Price		(9.93)	0.12
LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Aggregate Bond ETF and the Bloomberg U.S. Aggregate Index from December 12, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.
The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(5.16)%
Market Price **	(5.20)%
Bloomberg U.S. Corporate High Yield – 2% Issuer Capped Index	(5.45)%
ICE BofA U.S. High Yield Total Return Index	(5.46)%
Net Assets as of 2/28/2023	$337,479,306
Duration as of 2/28/2023	4.1 Years
Fund Ticker	BBHY
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA U.S. High Yield Total Return Index (the “Underlying Index”). Prior to February 1, 2023, the Fund sought to provide a high level of income, with capital appreciation as a secondary objective.
INVESTMENT APPROACH
The Fund uses a "passive" investment approach and attempts to closely correspond to the performance of the Underlying Index, which is designed to measure the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. Prior to February 1, 2023, the Fund invested primarily in U.S. dollar denominated high-yield, high-risk debt securities (also known as “junk bonds”) from domestic or foreign issuers.
HOW DID THE FUND PERFORM?
For the period February 1, 2023 to February 28, 2023, the Fund performed in line with the Underlying Index before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
For the twelve months ended February 28, 2023, the Fund outperformed its previous benchmark,  the Bloomberg U.S. Corporate High Yield – 2% Issuer Capped Index, largely due to the Fund’s security selections in the cable/satellite TV, retailers and technology sectors.
Relative to the Underlying Index, the Fund’s security selections in the cable/satellite TV, retailers and technology sectors were leading contributors to relative performance. The Fund’s security selections in the oil field services, refining and wireless sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
At the end of the period, the Fund’s and Underlying Index’s largest allocations were to the technology, cable/satellite TV and midstream sectors and the smallest allocations were to the life insurance, office real estate investment trusts and tobacco sectors.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	10.6%
Hotels, Restaurants & Leisure	8.4
Media	7.0
Diversified Telecommunication Services	5.9
Consumer Finance	4.4
Health Care Providers & Services	3.4
Aerospace & Defense	3.4
Commercial Services & Supplies	3.1
Chemicals	2.9
Specialty Retail	2.9
Equity Real Estate Investment Trusts (REITs)	2.8
Containers & Packaging	2.5
Software	2.3
Auto Components	2.3
Metals & Mining	1.9
Pharmaceuticals	1.8
Electric Utilities	1.7
Airlines	1.7
Trading Companies & Distributors	1.6
Household Durables	1.6
Energy Equipment & Services	1.4
Wireless Telecommunication Services	1.4
Thrifts & Mortgage Finance	1.4
Building Products	1.3
Food & Staples Retailing	1.2
Insurance	1.2
Road & Rail	1.2
Entertainment	1.1
Food Products	1.0
Automobiles	1.0
Health Care Equipment & Supplies	1.0
Others (each less than 1.0%)	13.7
Short-Term Investments	0.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

February 28, 2023	J.P. Morgan Exchange-Traded Funds	7

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.41 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of February 28, 2023, the closing price was $44.44.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

8	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)
Net Asset Value	September 14, 2016	(5.16)%	2.51%	3.07%
Market Price		(5.20)	2.40	3.06
LIFE OF FUND PERFORMANCE (9/14/16 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on September 14, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index and the ICE BofA U.S. High Yield Total Return Index from September 14, 2016 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.
The Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The ICE BofA U.S. High Yield Total
Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund. Also on February 1, 2023, the Fund changed its benchmark from the U.S. Corporate High Yield – 2% Issuer Capped Index to the ICE BofA US High Yield Total Return Index.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	9

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(10.21)%
Market Price **	(10.32)%
Bloomberg U.S. Corporate Index	(10.43)%
Net Assets as of 2/28/2023	$44,702,756
Duration as of 2/28/2023	7.1 Years
Fund Ticker	BBCB
INVESTMENT OBJECTIVE***
The JPMorgan USD Investment Grade Corporate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Bond Index (the “Underlying Index”). Prior to February 1, 2023, the Fund sought to provide total return.
INVESTMENT APPROACH
The Fund seeks investment results that closely correspond, before fees and expenses, to the Underlying Index, which measures the investment grade, fixed-rate, taxable corporate bond market and includes U.S. dollar denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Prior to February 1, 2023, the Fund invested primarily in investment grade bonds and used fundamental credit research for security selection and sector allocation. The Fund sought to outperform the Bloomberg U.S. Corporate Bond Index over time while maintaining similar risk characteristics.
HOW DID THE FUND PERFORM?
For the month of February 28, 2023, the Fund returned -3.19% and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s operating history prior to February 1, 2023, used a more active approach to issuer selection, and the transition segregates the linkage between the two strategies. Had the Fund maintained its prior investment approach, its performance may have been different.
Generally, prices for investment grade corporate bonds declined in February as investors sought higher yielding securities, which led to negative absolute performance for the
Fund and the Underlying Index. The Fund’s and the Underlying Index’s exposures to the financials sector made a positive contribution to absolute performance, while their exposures to issues rated single-A outperformed issues rated BBB. AAA and AA.
HOW WAS THE FUND POSITIONED?
At February 28, 2023, the Fund’s and the Underlying Index’s largest allocations were to the financials and consumer noncyclical sectors and their smallest allocations were to the other industrial and transportation sectors.
PORTFOLIO COMPOSITION AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	99.3%
Others (each less than 1.0%)	0.1
Short-Term Investments	0.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.72 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $44.74.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Exchange-Traded Funds	February 28, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
Net Asset Value	December 12, 2018	(10.21)%	1.31%
Market Price		(10.32)	1.31
LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on December 12, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg U.S. Corporate Index from December 12, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Corporate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.
The Bloomberg U.S. Corporate Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
Effective February 1, 2023, the Fund’s investment strategy and approach were changed to a passively managed portfolio from an actively managed portfolio. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date may be less relevant for investors considering whether to purchase shares of the Fund.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	11

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(6.58)%
Market Price **	(7.36)%
JPMorgan Emerging Markets Risk-Aware Bond Index	(6.06)%
Net Assets as of 2/28/2023	$227,584,365
Duration as of 2/28/2023	6.9 Years
Fund Ticker	JPMB
INVESTMENT OBJECTIVE***
The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk based on credit rating. The Underlying Index methodology includes rebalancing monthly within each country and semi-annually across countries. The Fund also employs stratified sampling and optimization techniques that seek to minimize tracking error to the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation from the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.
During the period, the performance of the Fund and the Underlying Index was hurt by elevated market volatility. Russia’s invasion of Ukraine in late February 2022, combined with the impact of China’s “zero covid” policy reduced investor demand for emerging markets debt. Both the Fund and the Underlying Index benefitted from more defensive characteristics, including less exposure to lower-rated bonds, when compared with the broader market for emerging markets sovereign debt. This effect was especially visible in June, when emerging markets debt prices fell sharply. Conversely, the portfolio saw smaller, more mixed contributions from its liquidity and credit stabilization components.
HOW WAS THE FUND POSITIONED?
The Fund invested at least 80% of its assets in securities included in the Underlying Index. Among the largest positions in the Fund and the Underlying Index were Turkey, Oman and Brazil, while their smallest positions were in Bolivia, Gabon and Tunisia.

PORTFOLIO COMPOSITION BY COUNTRY AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Turkey	7.8%
Brazil	6.9
Oman	6.9
Dominican Republic	6.2
Colombia	5.8
South Africa	5.7
Bahrain	5.7
Mexico	3.5
Indonesia	3.3
Saudi Arabia	3.1
Egypt	3.1
United Arab Emirates	2.8
Qatar	2.7
Philippines	2.4
China	2.3
Peru	2.2
Chile	2.2
Panama	2.0
Kenya	1.9
Jamaica	1.8
Azerbaijan	1.5
Jordan	1.4
Malaysia	1.3
Costa Rica	1.2
Uruguay	1.2
Kazakhstan	1.2
Romania	1.1
Paraguay	1.0
Hungary	1.0
Others (each less than 1.0%)	5.8
Short-Term Investments	5.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.58 as of February 28, 2023.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

12	J.P. Morgan Exchange-Traded Funds	February 28, 2023

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of February 28, 2023, the closing price was $38.83.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	13

JPMorgan USD Emerging Markets Sovereign Bond ETF
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	(6.58)%	(0.10)%	(0.51)%
Market Price		(7.36)	(0.05)	(0.40)
LIFE OF FUND PERFORMANCE (1/29/18 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on January 29, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 28, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “Index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan
Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.
Fund performance reflects waiver of a portion of the Fund’s fees and reimbursement of expenses for certain periods from the Fund’s inception date and prior to implementation of a unitary fee structure on November 19, 2019. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 57.2%
U.S. Treasury Bonds
7.50%, 11/15/2024	199,000	207,318
7.63%, 2/15/2025	124,000	130,316
6.00%, 2/15/2026	300,000	312,000
6.50%, 11/15/2026	72,000	77,091
6.63%, 2/15/2027	212,000	229,275
6.38%, 8/15/2027	323,000	349,673
6.13%, 11/15/2027	320,000	345,425
U.S. Treasury Notes
2.75%, 8/31/2023	48,000	47,453
0.25%, 11/15/2023	905,000	874,562
2.38%, 2/29/2024	1,825,000	1,775,882
2.00%, 4/30/2024	480,000	463,012
2.25%, 4/30/2024	10,000	9,675
2.00%, 5/31/2024	11,000	10,585
1.75%, 7/31/2024	342,000	326,410
0.38%, 9/15/2024	354,000	329,884
1.50%, 9/30/2024	1,083,000	1,025,846
1.50%, 10/31/2024	258,000	243,830
1.50%, 2/15/2025	100,000	93,824
0.50%, 3/31/2025	1,303,000	1,194,077
0.38%, 4/30/2025	46,000	41,903
0.25%, 5/31/2025	1,066,000	965,480
0.25%, 6/30/2025	340,000	307,328
0.25%, 7/31/2025	244,000	219,791
0.25%, 9/30/2025	93,000	83,366
0.25%, 10/31/2025	48,000	42,863
0.38%, 11/30/2025	2,440,000	2,179,607
0.38%, 12/31/2025	226,000	201,617
2.63%, 12/31/2025	5,000	4,754
0.38%, 1/31/2026	7,000	6,219
0.75%, 4/30/2026	1,865,000	1,662,618
0.75%, 5/31/2026	546,000	485,428
0.63%, 7/31/2026	823,000	725,012
0.75%, 8/31/2026	772,000	681,290
0.88%, 9/30/2026	540,000	477,689
1.63%, 9/30/2026	51,000	46,398
1.13%, 10/31/2026	259,000	230,712
1.63%, 10/31/2026	125,000	113,486
1.25%, 11/30/2026	339,000	302,769
1.25%, 12/31/2026	279,000	248,746
1.50%, 1/31/2027	488,000	438,552
1.13%, 2/28/2027	197,000	174,376
0.63%, 3/31/2027	312,000	269,612
2.50%, 3/31/2027	6,000	5,595
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

0.50%, 4/30/2027	138,000	118,324
0.50%, 5/31/2027	164,000	140,130
2.63%, 5/31/2027	100,000	93,578
0.50%, 6/30/2027	437,000	372,440
0.38%, 7/31/2027	444,000	375,353
2.75%, 7/31/2027	150,000	140,918
2.25%, 8/15/2027	100,000	91,914
0.50%, 8/31/2027	300,000	254,414
3.13%, 8/31/2027	100,000	95,430
4.13%, 9/30/2027	100,000	99,477
4.13%, 10/31/2027	100,000	99,492
3.88%, 11/30/2027	200,000	197,141
3.88%, 12/31/2027	105,000	103,466
Total U.S. Treasury Obligations (Cost $21,354,829)		20,143,426
Corporate Bonds — 25.9%
Aerospace & Defense — 0.3%
Boeing Co. (The)
1.95%, 2/1/2024	4,000	3,863
4.88%, 5/1/2025	5,000	4,929
2.75%, 2/1/2026	15,000	13,906
2.70%, 2/1/2027	2,000	1,812
2.80%, 3/1/2027	20,000	18,175
General Dynamics Corp.
2.38%, 11/15/2024	7,000	6,673
1.15%, 6/1/2026	10,000	8,852
Huntington Ingalls Industries, Inc. 3.84%, 5/1/2025	10,000	9,635
Leidos, Inc. 3.63%, 5/15/2025	4,000	3,842
Lockheed Martin Corp. 3.55%, 1/15/2026	2,000	1,933
Northrop Grumman Corp. 3.25%, 1/15/2028	11,000	10,161
Precision Castparts Corp. 3.25%, 6/15/2025	16,000	15,390
Raytheon Technologies Corp.
3.20%, 3/15/2024	16,000	15,672
3.13%, 5/4/2027	6,000	5,561
		120,404
Air Freight & Logistics — 0.0% ^
FedEx Corp. 3.25%, 4/1/2026	13,000	12,302
GXO Logistics, Inc. 1.65%, 7/15/2026	4,000	3,431
		15,733
Airlines — 0.0% ^
Southwest Airlines Co. 5.25%, 5/4/2025	2,000	1,991
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	15

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Auto Components — 0.0% ^
BorgWarner, Inc. 2.65%, 7/1/2027	8,000	7,183
Lear Corp. 3.80%, 9/15/2027	5,000	4,670
		11,853
Automobiles — 0.1%
Harley-Davidson, Inc. 3.50%, 7/28/2025	8,000	7,691
Honda Motor Co. Ltd. (Japan) 2.53%, 3/10/2027	13,000	11,939
Toyota Motor Corp. (Japan) 1.34%, 3/25/2026	28,000	25,119
		44,749
Banks — 7.6%
Bangko Sentral ng Pilipinas International Bond (Philippines) 8.60%, 6/15/2027	13,000	14,795
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (a)	35,000	32,606
3.50%, 4/19/2026	39,000	37,251
(SOFR + 1.15%), 1.32%, 6/19/2026 (a)	154,000	139,672
(SOFR + 0.96%), 1.73%, 7/22/2027 (a)	51,000	44,936
(SOFR + 1.58%), 4.38%, 4/27/2028 (a)	6,000	5,735
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (a)	7,000	6,389
Bank of Montreal (Canada)
(SOFR + 0.60%), 0.95%, 1/22/2027 (a)	9,000	7,925
2.65%, 3/8/2027	39,000	35,555
Bank of Nova Scotia (The) (Canada) 2.95%, 3/11/2027	15,000	13,772
Barclays plc (United Kingdom) 3.65%, 3/16/2025	40,000	38,404
Citigroup, Inc.
3.70%, 1/12/2026	4,000	3,838
(SOFR + 0.77%), 1.12%, 1/28/2027 (a)	63,000	55,907
(SOFR + 0.77%), 1.46%, 6/9/2027 (a)	139,000	121,502
Fifth Third Bancorp
4.30%, 1/16/2024	12,000	11,865
3.65%, 1/25/2024	12,000	11,822
(SOFR + 0.69%), 1.71%, 11/1/2027 (a)	12,000	10,626
First Citizens BancShares, Inc. (3-MONTH CME TERM SOFR + 2.47%), 3.38%, 3/15/2030 (a)	20,000	18,800
HSBC Holdings plc (United Kingdom) (SOFR + 1.40%), 2.63%, 11/7/2025 (a)	30,000	28,414
Huntington Bancshares, Inc. 4.00%, 5/15/2025	8,000	7,772
KeyCorp 2.25%, 4/6/2027	1,000	890
Korea Development Bank (The) (South Korea) 0.40%, 6/19/2024	200,000	187,781
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Kreditanstalt fuer Wiederaufbau (Germany)
2.63%, 2/28/2024	54,000	52,629
0.25%, 3/8/2024	22,000	20,907
1.38%, 8/5/2024	10,000	9,486
2.50%, 11/20/2024	100,000	95,854
0.38%, 7/18/2025	27,000	24,407
0.63%, 1/22/2026	25,000	22,350
1.00%, 10/1/2026	8,000	7,091
Landwirtschaftliche Rentenbank (Germany)
Series 40, 0.50%, 5/27/2025	13,000	11,815
0.88%, 3/30/2026	86,000	76,900
1.75%, 7/27/2026	1,000	912
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.41%, 3/7/2024	8,000	7,832
3.78%, 3/2/2025	40,000	38,838
3.68%, 2/22/2027	45,000	42,919
3.29%, 7/25/2027	25,000	23,167
NatWest Group plc (United Kingdom) 5.13%, 5/28/2024	100,000	99,541
Oesterreichische Kontrollbank AG (Austria)
0.38%, 9/17/2025	4,000	3,587
0.50%, 2/2/2026	38,000	33,707
3.63%, 9/9/2027	20,000	19,381
PNC Financial Services Group, Inc. (The)
3.50%, 1/23/2024	10,000	9,845
1.15%, 8/13/2026	160,000	140,482
Royal Bank of Canada (Canada) 1.40%, 11/2/2026	207,000	180,606
Santander Holdings USA, Inc. (SOFR + 1.25%), 2.49%, 1/6/2028 (a)	64,000	55,793
Santander UK plc (United Kingdom) 4.00%, 3/13/2024	32,000	31,569
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.01%, 10/19/2026	93,000	85,583
3.45%, 1/11/2027	16,000	14,916
3.54%, 1/17/2028	44,000	40,562
SVB Financial Group 1.80%, 10/28/2026	46,000	40,155
Toronto-Dominion Bank (The) (Canada)
0.75%, 9/11/2025	5,000	4,465
1.25%, 9/10/2026	32,000	27,893
2.80%, 3/10/2027	16,000	14,622
(USD Swap Semi 5 Year + 2.21%), 3.62%, 9/15/2031 (a) (b)	7,000	6,509
Truist Financial Corp.
3.70%, 6/5/2025	6,000	5,804
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
1.13%, 8/3/2027	68,000	57,901
(SOFR + 1.37%), 4.12%, 6/6/2028 (a)	22,000	21,042
US Bancorp
Series V, 2.38%, 7/22/2026	55,000	50,468
(SOFR + 0.73%), 2.22%, 1/27/2028 (a)	124,000	111,206
Valley National Bancorp (3-MONTH CME TERM SOFR + 2.36%), 3.00%, 6/15/2031 (a)	57,000	50,410
Wells Fargo & Co.
3.30%, 9/9/2024	16,000	15,539
(SOFR + 0.51%), 0.80%, 5/19/2025 (a)	10,000	9,440
3.55%, 9/29/2025	13,000	12,450
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (a)	50,000	46,812
3.00%, 4/22/2026	8,000	7,468
(SOFR + 2.00%), 2.19%, 4/30/2026 (a)	25,000	23,256
3.00%, 10/23/2026	2,000	1,848
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (a)	5,000	4,640
Western Alliance Bancorp (3-MONTH CME TERM SOFR + 2.25%), 3.00%, 6/15/2031 (a)	52,000	45,273
Westpac Banking Corp. (Australia)
3.35%, 3/8/2027	2,000	1,881
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (a) (b)	127,000	119,700
		2,665,718
Beverages — 0.3%
Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026	16,000	15,334
Coca-Cola Co. (The)
1.75%, 9/6/2024	50,000	48,028
1.45%, 6/1/2027	16,000	14,055
Constellation Brands, Inc. 4.35%, 5/9/2027	5,000	4,830
Keurig Dr Pepper, Inc.
3.13%, 12/15/2023	14,000	13,777
3.40%, 11/15/2025	2,000	1,905
PepsiCo, Inc.
2.85%, 2/24/2026	10,000	9,453
2.38%, 10/6/2026	2,000	1,845
		109,227
Biotechnology — 0.3%
AbbVie, Inc.
2.60%, 11/21/2024	10,000	9,541
3.80%, 3/15/2025	42,000	40,743
3.60%, 5/14/2025	15,000	14,434
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Biotechnology — continued
Amgen, Inc. 1.90%, 2/21/2025	8,000	7,481
Baxalta, Inc. 4.00%, 6/23/2025	4,000	3,878
Gilead Sciences, Inc. 3.65%, 3/1/2026	13,000	12,418
		88,495
Building Products — 0.0% ^
Lennox International, Inc. 1.35%, 8/1/2025	2,000	1,815
Capital Markets — 2.9%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	2,000	1,953
2.88%, 9/15/2026	2,000	1,852
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	24,000	20,644
Bank of New York Mellon Corp. (The)
1.60%, 4/24/2025	10,000	9,269
1.05%, 10/15/2026	173,000	150,347
BlackRock, Inc. 3.50%, 3/18/2024	4,000	3,932
Blackstone Private Credit Fund 2.63%, 12/15/2026	16,000	13,589
Blackstone Secured Lending Fund 2.75%, 9/16/2026	2,000	1,742
Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	6,000	5,588
Charles Schwab Corp. (The)
0.90%, 3/11/2026	74,000	65,278
2.45%, 3/3/2027	30,000	27,222
CME Group, Inc. 3.00%, 3/15/2025	2,000	1,927
Deutsche Bank AG (Germany) 4.10%, 1/13/2026	139,000	133,103
Franklin Resources, Inc. 2.85%, 3/30/2025	2,000	1,899
FS KKR Capital Corp. 3.40%, 1/15/2026	6,000	5,435
Goldman Sachs Group, Inc. (The)
3.63%, 2/20/2024	9,000	8,831
3.85%, 7/8/2024	15,000	14,683
3.50%, 4/1/2025	50,000	48,140
3.75%, 5/22/2025	15,000	14,499
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (a)	14,000	13,458
3.75%, 2/25/2026	5,000	4,778
(SOFR + 0.82%), 1.54%, 9/10/2027 (a)	15,000	13,024
(SOFR + 0.91%), 1.95%, 10/21/2027 (a)	62,000	54,272
(SOFR + 1.11%), 2.64%, 2/24/2028 (a)	14,000	12,515
Golub Capital BDC, Inc. 2.05%, 2/15/2027	27,000	22,600
Intercontinental Exchange, Inc. 3.75%, 12/1/2025	7,000	6,744
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	17

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	5,000	4,928
Jefferies Financial Group, Inc. 4.85%, 1/15/2027	5,000	4,904
Moody's Corp. 4.88%, 2/15/2024	2,000	1,988
Morgan Stanley
3.70%, 10/23/2024	29,000	28,251
Series I, (SOFR + 0.75%), 0.86%, 10/21/2025 (a)	107,000	98,605
4.35%, 9/8/2026	4,000	3,847
(SOFR + 0.88%), 1.59%, 5/4/2027 (a)	24,000	21,195
(SOFR + 0.86%), 1.51%, 7/20/2027 (a)	15,000	13,093
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (a)	38,000	34,482
Owl Rock Capital Corp. 2.63%, 1/15/2027	10,000	8,495
S&P Global, Inc. 2.45%, 3/1/2027 (c)	14,000	12,703
State Street Corp.
3.70%, 11/20/2023	9,000	8,896
(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (a)	5,000	4,935
3.55%, 8/18/2025	24,000	23,148
(SOFR + 0.94%), 2.35%, 11/1/2025 (a)	48,000	45,651
(SOFR + 0.56%), 1.68%, 11/18/2027 (a)	25,000	22,083
(SOFR + 0.73%), 2.20%, 2/7/2028 (a)	29,000	26,067
		1,020,595
Chemicals — 0.3%
Air Products and Chemicals, Inc.
1.50%, 10/15/2025	21,000	19,161
1.85%, 5/15/2027	9,000	8,010
Celanese US Holdings LLC
3.50%, 5/8/2024	19,000	18,485
1.40%, 8/5/2026	34,000	28,960
DuPont de Nemours, Inc. 4.49%, 11/15/2025	10,000	9,835
Ecolab, Inc. 1.65%, 2/1/2027	12,000	10,610
LYB International Finance II BV 3.50%, 3/2/2027	5,000	4,674
Nutrien Ltd. (Canada) 3.00%, 4/1/2025	6,000	5,704
		105,439
Consumer Finance — 2.1%
AerCap Ireland Capital DAC (Ireland) 3.15%, 2/15/2024	150,000	146,253
Ally Financial, Inc. 3.88%, 5/21/2024	87,000	85,209
American Express Co. 1.65%, 11/4/2026	25,000	22,104
American Honda Finance Corp.
3.63%, 10/10/2023	6,000	5,939
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
1.20%, 7/8/2025	15,000	13,675
Capital One Financial Corp.
3.30%, 10/30/2024	51,000	49,248
(SOFR + 1.29%), 2.64%, 3/3/2026 (a)	3,000	2,821
(SOFR + 0.86%), 1.88%, 11/2/2027 (a)	14,000	12,236
(SOFR + 2.06%), 4.93%, 5/10/2028 (a)	11,000	10,641
Caterpillar Financial Services Corp.
3.65%, 12/7/2023	6,000	5,921
3.30%, 6/9/2024	12,000	11,705
3.25%, 12/1/2024	6,000	5,823
0.80%, 11/13/2025	12,000	10,753
1.15%, 9/14/2026	1,000	879
1.10%, 9/14/2027	49,000	41,904
General Motors Financial Co., Inc.
5.10%, 1/17/2024	42,000	41,807
5.25%, 3/1/2026	5,000	4,943
4.00%, 10/6/2026	63,000	59,740
John Deere Capital Corp.
0.40%, 10/10/2023	2,000	1,940
2.65%, 6/24/2024	11,000	10,652
1.70%, 1/11/2027	44,000	39,226
PACCAR Financial Corp.
1.10%, 5/11/2026	1,000	888
2.00%, 2/4/2027	2,000	1,801
Synchrony Financial
3.70%, 8/4/2026	12,000	11,136
3.95%, 12/1/2027	89,000	81,130
Toyota Motor Credit Corp.
2.25%, 10/18/2023	17,000	16,688
0.45%, 1/11/2024	20,000	19,195
0.80%, 10/16/2025	3,000	2,690
3.05%, 3/22/2027	17,000	15,823
1.15%, 8/13/2027	10,000	8,508
		741,278
Containers & Packaging — 0.0% ^
Berry Global, Inc. 1.57%, 1/15/2026	2,000	1,784
WRKCo, Inc. 4.65%, 3/15/2026	3,000	2,939
		4,723
Diversified Consumer Services — 0.0% ^
Leland Stanford Junior University (The) 1.29%, 6/1/2027	2,000	1,749
Yale University Series 2020, 0.87%, 4/15/2025	9,000	8,259
		10,008
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	6,000	5,731
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (a) (c)	5,000	4,926
National Rural Utilities Cooperative Finance Corp.
1.00%, 6/15/2026	35,000	30,607
(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (a)	8,000	7,564
ORIX Corp. (Japan) 5.00%, 9/13/2027	6,000	5,947
		54,775
Diversified Telecommunication Services — 0.3%
AT&T, Inc.
2.95%, 7/15/2026	40,000	37,385
1.65%, 2/1/2028	21,000	17,843
TELUS Corp. (Canada) 3.70%, 9/15/2027	11,000	10,376
Verizon Communications, Inc.
0.85%, 11/20/2025	13,000	11,623
3.00%, 3/22/2027	13,000	11,990
		89,217
Electric Utilities — 0.8%
American Electric Power Co., Inc. Series N, 1.00%, 11/1/2025	2,000	1,784
Avangrid, Inc. 3.20%, 4/15/2025	5,000	4,747
Duke Energy Corp.
0.90%, 9/15/2025	22,000	19,676
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (a)	6,000	4,778
Eversource Energy
Series Q, 0.80%, 8/15/2025	20,000	17,883
Series U, 1.40%, 8/15/2026	16,000	14,045
Florida Power & Light Co. 3.13%, 12/1/2025	7,000	6,673
Fortis, Inc. (Canada) 3.06%, 10/4/2026	5,000	4,643
ITC Holdings Corp. 3.25%, 6/30/2026	10,000	9,341
NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 2.41%), 4.80%, 12/1/2077 (a)	7,000	6,216
Oncor Electric Delivery Co. LLC 0.55%, 10/1/2025	101,000	90,108
Pacific Gas and Electric Co.
3.15%, 1/1/2026	4,000	3,713
2.95%, 3/1/2026	6,000	5,524
Public Service Electric and Gas Co. 0.95%, 3/15/2026	5,000	4,428
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Southern Co. (The)
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (a)	35,000	32,737
Series 21-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.75%, 9/15/2051 (a)	4,000	3,439
Union Electric Co. 2.95%, 6/15/2027	24,000	22,197
Xcel Energy, Inc. 1.75%, 3/15/2027	18,000	15,801
		267,733
Electrical Equipment — 0.0% ^
Emerson Electric Co. 0.88%, 10/15/2026	11,000	9,504
Electronic Equipment, Instruments & Components — 0.7%
CDW LLC 5.50%, 12/1/2024	14,000	13,887
Jabil, Inc. 3.95%, 1/12/2028	5,000	4,627
TD SYNNEX Corp. 1.25%, 8/9/2024	182,000	169,926
Vontier Corp. 1.80%, 4/1/2026	67,000	58,565
		247,005
Energy Equipment & Services — 0.1%
Schlumberger Investment SA 3.65%, 12/1/2023	35,000	34,540
Entertainment — 0.3%
TWDC Enterprises 18 Corp.
1.85%, 7/30/2026	55,000	49,510
2.95%, 6/15/2027	15,000	13,897
Walt Disney Co. (The) 3.70%, 3/23/2027	22,000	21,064
Warnermedia Holdings, Inc. 3.76%, 3/15/2027 (c)	14,000	12,844
		97,315
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.
2.95%, 1/15/2025	2,000	1,905
1.45%, 9/15/2026	32,000	27,834
2.75%, 1/15/2027	5,000	4,512
1.50%, 1/31/2028	11,000	9,088
AvalonBay Communities, Inc.
4.20%, 12/15/2023	3,000	2,969
3.50%, 11/15/2024	10,000	9,674
3.45%, 6/1/2025	2,000	1,921
3.50%, 11/15/2025	2,000	1,910
Brixmor Operating Partnership LP 3.65%, 6/15/2024	2,000	1,937
Corporate Office Properties LP 2.25%, 3/15/2026	25,000	22,342
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	19

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Crown Castle, Inc.
1.05%, 7/15/2026	15,000	12,977
5.00%, 1/11/2028	5,000	4,927
EPR Properties 4.50%, 6/1/2027	5,000	4,451
Equinix, Inc. 1.80%, 7/15/2027	9,000	7,721
ERP Operating LP 2.85%, 11/1/2026	1,000	920
Essex Portfolio LP 3.50%, 4/1/2025	8,000	7,690
Healthpeak Properties Interim, Inc. 1.35%, 2/1/2027	10,000	8,709
Mid-America Apartments LP 1.10%, 9/15/2026	27,000	23,398
Office Properties Income Trust 4.50%, 2/1/2025	42,000	38,771
Prologis LP 2.13%, 4/15/2027	4,000	3,602
Realty Income Corp. 3.88%, 4/15/2025	20,000	19,386
Simon Property Group LP 3.50%, 9/1/2025	48,000	46,050
SITE Centers Corp. 4.70%, 6/1/2027	6,000	5,626
Ventas Realty LP 3.25%, 10/15/2026	9,000	8,296
Welltower OP LLC
4.00%, 6/1/2025	12,000	11,600
2.70%, 2/15/2027	2,000	1,804
		290,020
Food & Staples Retailing — 0.5%
Costco Wholesale Corp. 1.38%, 6/20/2027	3,000	2,624
Kroger Co. (The)
3.50%, 2/1/2026	2,000	1,902
2.65%, 10/15/2026	5,000	4,608
Sysco Corp. 3.25%, 7/15/2027	7,000	6,476
Walgreens Boots Alliance, Inc. 3.45%, 6/1/2026	15,000	14,053
Walmart, Inc. 1.05%, 9/17/2026	147,000	129,125
		158,788
Food Products — 0.2%
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	17,000	15,505
Conagra Brands, Inc. 1.38%, 11/1/2027	9,000	7,488
J M Smucker Co. (The) 3.38%, 12/15/2027	5,000	4,629
JBS USA LUX SA 2.50%, 1/15/2027 (c)	36,000	31,340
Kellogg Co. 3.25%, 4/1/2026	8,000	7,549
McCormick & Co., Inc. 3.40%, 8/15/2027	10,000	9,282
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	5,000	4,869
Tyson Foods, Inc. 3.55%, 6/2/2027	5,000	4,677
		85,339
Gas Utilities — 0.1%
Atmos Energy Corp. 3.00%, 6/15/2027	10,000	9,295
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — continued
National Fuel Gas Co. 5.50%, 1/15/2026	17,000	16,933
Southern California Gas Co. Series TT, 2.60%, 6/15/2026	11,000	10,171
		36,399
Health Care Equipment & Supplies — 0.1%
Baxter International, Inc. 1.92%, 2/1/2027	2,000	1,742
Stryker Corp. 0.60%, 12/1/2023	4,000	3,861
Zimmer Biomet Holdings, Inc. 3.05%, 1/15/2026	11,000	10,346
		15,949
Health Care Providers & Services — 1.0%
Cigna Group (The)
0.61%, 3/15/2024	97,000	92,366
1.25%, 3/15/2026	45,000	39,964
CommonSpirit Health 2.76%, 10/1/2024	5,000	4,798
CVS Health Corp.
3.88%, 7/20/2025	25,000	24,224
1.30%, 8/21/2027	29,000	24,430
Elevance Health, Inc.
3.50%, 8/15/2024	9,000	8,759
3.35%, 12/1/2024	11,000	10,639
1.50%, 3/15/2026	13,000	11,628
HCA, Inc.
5.00%, 3/15/2024	50,000	49,675
5.25%, 4/15/2025	9,000	8,907
Humana, Inc. 1.35%, 2/3/2027	78,000	67,159
UnitedHealth Group, Inc. 1.15%, 5/15/2026	2,000	1,773
		344,322
Hotels, Restaurants & Leisure — 0.1%
Expedia Group, Inc. 5.00%, 2/15/2026	14,000	13,810
Hyatt Hotels Corp. 4.85%, 3/15/2026	10,000	9,833
Marriott International, Inc. 5.00%, 10/15/2027	11,000	10,874
Starbucks Corp. 2.00%, 3/12/2027	5,000	4,447
		38,964
Household Durables — 0.1%
DR Horton, Inc.
2.50%, 10/15/2024	13,000	12,399
2.60%, 10/15/2025	7,000	6,496
1.40%, 10/15/2027	2,000	1,675
Lennar Corp. 5.00%, 6/15/2027	10,000	9,792
PulteGroup, Inc. 5.00%, 1/15/2027	8,000	7,873
		38,235
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Household Products — 0.3%
Kimberly-Clark Corp. 3.05%, 8/15/2025	16,000	15,278
Procter & Gamble Co. (The)
1.90%, 2/1/2027	26,000	23,667
2.80%, 3/25/2027	53,000	49,405
		88,350
Industrial Conglomerates — 0.2%
Honeywell International, Inc. 1.10%, 3/1/2027	92,000	80,036
Insurance — 0.3%
Aflac, Inc. 1.13%, 3/15/2026	17,000	15,133
Allied World Assurance Co. Holdings Ltd. 4.35%, 10/29/2025	9,000	8,633
Kemper Corp. 4.35%, 2/15/2025	6,000	5,852
Manulife Financial Corp. (Canada) 2.48%, 5/19/2027	18,000	16,321
Old Republic International Corp. 3.88%, 8/26/2026	39,000	37,109
Prudential Financial, Inc.
1.50%, 3/10/2026	18,000	16,233
(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (a)	10,000	9,733
RenaissanceRe Finance, Inc. (Bermuda) 3.70%, 4/1/2025	5,000	4,826
		113,840
Interactive Media & Services — 0.0% ^
Alphabet, Inc. 0.80%, 8/15/2027	15,000	12,800
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
2.80%, 8/22/2024	7,000	6,777
0.80%, 6/3/2025	25,000	22,812
eBay, Inc.
1.90%, 3/11/2025	2,000	1,870
1.40%, 5/10/2026	19,000	16,873
		48,332
IT Services — 0.7%
Fidelity National Information Services, Inc. 4.70%, 7/15/2027	7,000	6,812
Global Payments, Inc. 4.95%, 8/15/2027	10,000	9,679
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	82,000	70,514
Mastercard, Inc. 3.38%, 4/1/2024	7,000	6,872
PayPal Holdings, Inc. 2.40%, 10/1/2024	8,000	7,662
Visa, Inc.
1.90%, 4/15/2027	35,000	31,417
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued
0.75%, 8/15/2027	8,000	6,803
Western Union Co. (The) 1.35%, 3/15/2026	100,000	87,891
		227,650
Leisure Products — 0.0% ^
Hasbro, Inc.
3.00%, 11/19/2024	5,000	4,793
3.55%, 11/19/2026	3,000	2,788
		7,581
Machinery — 0.1%
CNH Industrial Capital LLC 1.45%, 7/15/2026	3,000	2,655
CNH Industrial NV (United Kingdom) 3.85%, 11/15/2027	6,000	5,685
Cummins, Inc. 0.75%, 9/1/2025	26,000	23,467
Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (a)	8,000	6,892
		38,699
Media — 0.4%
Charter Communications Operating LLC 4.91%, 7/23/2025	10,000	9,782
Comcast Corp.
3.38%, 8/15/2025	12,000	11,526
3.95%, 10/15/2025	61,000	59,292
2.35%, 1/15/2027	20,000	18,128
Paramount Global 4.00%, 1/15/2026	16,000	15,276
TCI Communications, Inc. 7.88%, 2/15/2026	1,000	1,077
WPP Finance 2010 (United Kingdom) 3.75%, 9/19/2024	33,000	31,982
		147,063
Metals & Mining — 0.0% ^
ArcelorMittal SA (Luxembourg) 4.55%, 3/11/2026	14,000	13,629
BHP Billiton Finance USA Ltd. (Australia) 6.42%, 3/1/2026	1,000	1,036
		14,665
Multiline Retail — 0.1%
Dollar General Corp. 3.88%, 4/15/2027	12,000	11,415
Target Corp. 2.25%, 4/15/2025	15,000	14,173
		25,588
Multi-Utilities — 0.3%
Ameren Corp. 3.65%, 2/15/2026	52,000	49,459
Dominion Energy, Inc.
3.07%, 8/15/2024 (d)	22,000	21,210
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	21

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (a)	7,000	6,752
DTE Energy Co. 2.85%, 10/1/2026	3,000	2,754
NiSource, Inc. 0.95%, 8/15/2025	10,000	9,017
Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (a)	21,000	17,792
		106,984
Oil, Gas & Consumable Fuels — 1.4%
BP Capital Markets America, Inc. 3.41%, 2/11/2026	11,000	10,505
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	14,000	13,049
Canadian Natural Resources Ltd. (Canada)
3.90%, 2/1/2025	12,000	11,628
2.05%, 7/15/2025	5,000	4,621
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	10,000	10,034
Chevron Corp. 2.00%, 5/11/2027	13,000	11,646
Chevron USA, Inc.
0.69%, 8/12/2025	3,000	2,707
1.02%, 8/12/2027	38,000	32,462
Enbridge, Inc. (Canada)
1.60%, 10/4/2026	9,000	7,907
3.70%, 7/15/2027	5,000	4,684
Energy Transfer LP
4.25%, 4/1/2024	9,000	8,854
2.90%, 5/15/2025	13,000	12,269
4.75%, 1/15/2026	7,000	6,850
Enterprise Products Operating LLC 3.75%, 2/15/2025	45,000	43,697
Equinor ASA (Norway)
3.70%, 3/1/2024	10,000	9,847
3.25%, 11/10/2024	37,000	35,927
1.75%, 1/22/2026	39,000	35,609
Exxon Mobil Corp.
3.18%, 3/15/2024	55,000	53,857
3.04%, 3/1/2026	9,000	8,529
2.28%, 8/16/2026	21,000	19,269
Kinder Morgan Energy Partners LP 4.15%, 2/1/2024	18,000	17,760
Kinder Morgan, Inc. 1.75%, 11/15/2026	6,000	5,259
Marathon Petroleum Corp. 4.70%, 5/1/2025	6,000	5,916
MPLX LP 4.88%, 12/1/2024	23,000	22,697
ONEOK, Inc. 2.20%, 9/15/2025	8,000	7,335
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Ovintiv Exploration, Inc. 5.38%, 1/1/2026	5,000	4,956
Petroleos Mexicanos (Mexico) 6.84%, 1/23/2030 (e)	1	1
Pioneer Natural Resources Co. 1.13%, 1/15/2026	15,000	13,355
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	23,000	22,973
Spectra Energy Partners LP 4.75%, 3/15/2024	4,000	3,966
TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	8,000	7,916
Williams Cos., Inc. (The)
4.50%, 11/15/2023	25,000	24,840
3.90%, 1/15/2025	3,000	2,910
		483,835
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd. (Brazil)
4.00%, 1/14/2025	6,000	5,864
5.50%, 1/17/2027	6,000	5,989
Georgia-Pacific LLC 8.00%, 1/15/2024	16,000	16,342
		28,195
Personal Products — 0.0% ^
Estee Lauder Cos., Inc. (The) 2.00%, 12/1/2024	7,000	6,642
Pharmaceuticals — 0.6%
AstraZeneca plc (United Kingdom) 3.13%, 6/12/2027	14,000	13,106
Eli Lilly & Co. 2.75%, 6/1/2025	15,000	14,257
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.63%, 5/15/2025	2,000	1,941
Johnson & Johnson
0.55%, 9/1/2025	48,000	43,404
0.95%, 9/1/2027	102,000	87,362
Merck & Co., Inc.
2.75%, 2/10/2025	17,000	16,307
1.70%, 6/10/2027	41,000	36,206
Novartis Capital Corp. (Switzerland) 1.75%, 2/14/2025	2,000	1,878
		214,461
Professional Services — 0.0% ^
Equifax, Inc. 5.10%, 12/15/2027	5,000	4,951
Road & Rail — 0.3%
BNSF Funding Trust I (ICE LIBOR USD 3 Month + 2.35%), 6.61%, 12/15/2055 (a)	3,000	2,918
Burlington Northern Santa Fe LLC
3.75%, 4/1/2024	14,000	13,782
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Road & Rail — continued
3.00%, 4/1/2025	22,000	21,061
3.65%, 9/1/2025	8,000	7,712
3.25%, 6/15/2027	11,000	10,378
Canadian Pacific Railway Co. (Canada) 1.75%, 12/2/2026	7,000	6,197
JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	5,000	4,806
Ryder System, Inc.
4.63%, 6/1/2025	8,000	7,815
1.75%, 9/1/2026	5,000	4,417
Union Pacific Corp.
3.25%, 1/15/2025	19,000	18,342
2.15%, 2/5/2027	1,000	905
		98,333
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp. 3.50%, 1/15/2028	13,000	11,873
Broadcom, Inc. 3.63%, 10/15/2024	10,000	9,701
Intel Corp. 3.40%, 3/25/2025	2,000	1,935
NXP BV (China)
4.88%, 3/1/2024	54,000	53,540
2.70%, 5/1/2025	7,000	6,574
Texas Instruments, Inc.
1.38%, 3/12/2025	3,000	2,793
1.13%, 9/15/2026	84,000	73,903
		160,319
Software — 0.3%
Adobe, Inc. 1.90%, 2/1/2025	7,000	6,610
Intuit, Inc. 1.35%, 7/15/2027	10,000	8,652
Microsoft Corp.
2.70%, 2/12/2025	15,000	14,438
3.30%, 2/6/2027	28,000	26,746
Oracle Corp.
1.65%, 3/25/2026	6,000	5,361
3.25%, 11/15/2027	28,000	25,618
VMware, Inc. 3.90%, 8/21/2027	13,000	12,149
		99,574
Specialty Retail — 0.2%
AutoNation, Inc. 4.50%, 10/1/2025	7,000	6,804
AutoZone, Inc. 3.13%, 4/21/2026	9,000	8,435
Home Depot, Inc. (The)
3.35%, 9/15/2025	5,000	4,806
2.50%, 4/15/2027	8,000	7,312
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — continued
Lowe's Cos., Inc.
3.13%, 9/15/2024	30,000	29,001
3.38%, 9/15/2025	6,000	5,728
3.10%, 5/3/2027	8,000	7,431
O'Reilly Automotive, Inc. 3.60%, 9/1/2027	5,000	4,690
		74,207
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
3.00%, 2/9/2024	15,000	14,697
2.75%, 1/13/2025	10,000	9,614
2.50%, 2/9/2025	2,000	1,912
3.00%, 11/13/2027	13,000	12,107
Dell International LLC
5.85%, 7/15/2025	14,000	14,096
6.10%, 7/15/2027	14,000	14,385
Hewlett Packard Enterprise Co. 1.45%, 4/1/2024	12,000	11,483
HP, Inc.
2.20%, 6/17/2025	38,000	35,477
1.45%, 6/17/2026	2,000	1,755
Western Digital Corp. 4.75%, 2/15/2026	17,000	16,026
		131,552
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 2.40%, 3/27/2025	20,000	19,084
PVH Corp. 4.63%, 7/10/2025	6,000	5,859
VF Corp. 2.80%, 4/23/2027	7,000	6,343
		31,286
Thrifts & Mortgage Finance — 0.0% ^
Radian Group, Inc. 4.88%, 3/15/2027	5,000	4,679
Tobacco — 0.2%
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	36,000	34,704
2.79%, 9/6/2024	15,000	14,372
4.70%, 4/2/2027	16,000	15,472
Philip Morris International, Inc. 1.50%, 5/1/2025	3,000	2,776
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	12,000	11,680
		79,004
Water Utilities — 0.0% ^
American Water Capital Corp. 3.40%, 3/1/2025	1,000	963
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	23

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada)
2.95%, 3/15/2025 (c)	24,000	22,768
3.63%, 12/15/2025	5,000	4,749
T-Mobile USA, Inc. 1.50%, 2/15/2026	2,000	1,790
Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	9,000	8,762
		38,069
Total Corporate Bonds (Cost $9,607,542)		9,117,791
Mortgage-Backed Securities — 7.4%
FHLMC Gold Pools, 15 Year
Pool # J14776, 3.00%, 3/1/2026	4,934	4,793
Pool # G18452, 2.50%, 12/1/2027	15,890	15,087
Pool # G18511, 2.50%, 5/1/2029	1,554	1,455
Pool # G18549, 2.50%, 4/1/2030	15,548	14,478
Pool # G15520, 3.00%, 7/1/2030	7,424	7,006
Pool # G18568, 2.50%, 9/1/2030	7,444	6,931
Pool # J33012, 3.00%, 10/1/2030	18,959	17,925
Pool # G18600, 2.50%, 5/1/2031	5,574	5,176
Pool # G16028, 3.00%, 8/1/2031	4,451	4,208
Pool # J35495, 2.50%, 10/1/2031	11,302	10,478
Pool # G18626, 2.50%, 1/1/2032	25,546	23,720
Pool # G18632, 3.00%, 2/1/2032	5,850	5,522
Pool # J37147, 3.00%, 6/1/2032	7,210	6,806
Pool # G18715, 3.00%, 12/1/2033	3,976	3,734
FHLMC UMBS, 15 Year
Pool # ZS8617, 2.50%, 8/1/2031	12,288	11,395
Pool # ZS7938, 2.50%, 1/1/2033	1,685	1,554
Pool # ZS7988, 3.50%, 2/1/2033	8,697	8,357
Pool # ZK9341, 3.00%, 3/1/2033	2,283	2,137
Pool # ZT0716, 3.00%, 10/1/2033	2,183	2,047
Pool # SB0194, 2.50%, 12/1/2033	4,664	4,302
Pool # SB0109, 2.50%, 11/1/2034	21,347	19,609
Pool # SB0264, 2.50%, 2/1/2035	10,781	9,862
Pool # QN2057, 3.00%, 5/1/2035	13,092	12,226
Pool # SB0345, 2.00%, 6/1/2035	66,812	59,459
Pool # SB0401, 2.00%, 7/1/2035	17,349	15,441
Pool # SB0394, 2.50%, 7/1/2035	9,582	8,765
Pool # SB8501, 2.00%, 8/1/2035	46,412	41,305
Pool # SB0406, 2.50%, 8/1/2035	17,974	16,444
Pool # SB8058, 2.50%, 8/1/2035	22,612	20,684
Pool # RC1591, 1.50%, 10/1/2035	56,062	48,467
Pool # QN4391, 1.50%, 11/1/2035	57,394	49,635
Pool # QN4278, 2.00%, 11/1/2035	6,667	5,927
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # QN4490, 1.50%, 12/1/2035	74,624	64,527
Pool # SB0450, 2.00%, 12/1/2035	40,431	36,081
Pool # QN4861, 1.50%, 1/1/2036	60,539	52,355
Pool # SB8088, 1.50%, 2/1/2036	14,560	12,591
Pool # SB8102, 1.50%, 5/1/2036	25,637	22,170
Pool # RC2089, 2.00%, 7/1/2036	68,812	61,234
Pool # SB8118, 1.50%, 9/1/2036	55,093	47,642
Pool # SB8127, 1.50%, 11/1/2036	70,122	60,638
FNMA UMBS, 15 Year
Pool # AK3264, 3.00%, 2/1/2027	3,360	3,239
Pool # AV4793, 3.50%, 5/1/2029	7,341	7,021
Pool # AW3641, 3.00%, 6/1/2029	7,268	6,863
Pool # AS4489, 2.50%, 3/1/2030	1,721	1,601
Pool # AL6583, 3.00%, 3/1/2030	3,740	3,536
Pool # AS4860, 2.50%, 5/1/2030	12,912	12,009
Pool # AL9852, 3.00%, 9/1/2030	10,608	10,017
Pool # AS7467, 2.50%, 7/1/2031	6,070	5,630
Pool # AS7606, 2.50%, 7/1/2031	20,257	18,788
Pool # AS7620, 2.50%, 7/1/2031	30,648	28,422
Pool # AS7657, 2.50%, 8/1/2031	11,086	10,277
Pool # FM6169, 3.50%, 5/1/2032	47,815	45,970
Pool # 890822, 3.00%, 12/1/2032	34,714	32,729
Pool # BM3276, 3.50%, 12/1/2032	7,743	7,441
Pool # CA1089, 3.00%, 2/1/2033	6,560	6,185
Pool # FM3937, 3.00%, 4/1/2033	7,070	6,675
Pool # FM4036, 2.50%, 12/1/2033	8,070	7,484
Pool # BN3975, 3.00%, 1/1/2034	794	744
Pool # MA3631, 3.00%, 4/1/2034	6,962	6,508
Pool # MA3709, 2.50%, 6/1/2034	4,498	4,131
Pool # BJ5549, 3.00%, 8/1/2034	1,832	1,712
Pool # FM2403, 3.50%, 9/1/2034	7,488	7,195
Pool # FM5400, 2.50%, 10/1/2034	10,450	9,692
Pool # BO4944, 2.50%, 11/1/2034	26,424	24,258
Pool # MA3828, 3.00%, 11/1/2034	7,007	6,549
Pool # FM4671, 3.50%, 1/1/2035	2,230	2,143
Pool # BP5762, 2.50%, 6/1/2035	34,259	31,330
Pool # FM3654, 3.00%, 6/1/2035	21,617	20,205
Pool # FM3936, 2.50%, 8/1/2035	4,737	4,370
Pool # MA4154, 1.50%, 10/1/2035	37,015	32,000
Pool # CA7497, 2.50%, 10/1/2035	9,216	8,430
Pool # FM4850, 2.00%, 11/1/2035	31,216	27,781
Pool # FM5396, 2.00%, 12/1/2035	48,999	43,605
Pool # CA8788, 2.00%, 1/1/2036	64,517	57,414
Pool # FM6510, 2.00%, 3/1/2036	32,705	29,104
Pool # FM6512, 2.00%, 3/1/2036	35,104	31,239
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA4298, 2.50%, 3/1/2036	18,789	17,235
Pool # CB0302, 1.50%, 5/1/2036	51,284	44,352
Pool # FM7113, 2.00%, 5/1/2036	39,930	35,534
Pool # MA4329, 2.00%, 5/1/2036	62,168	55,323
Pool # BP3507, 2.00%, 6/1/2036	61,288	54,538
Pool # CB0747, 2.50%, 6/1/2036	9,979	9,133
Pool # MA4361, 2.50%, 6/1/2036	142	130
Pool # MA4383, 2.00%, 7/1/2036	180,826	160,912
Pool # MA4384, 2.50%, 7/1/2036	4,639	4,245
Pool # FM9020, 2.00%, 9/1/2036	24,425	21,734
Pool # FM9367, 1.50%, 11/1/2036	48,361	41,805
Pool # MA4470, 2.00%, 11/1/2036	34,486	30,688
Pool # MA4497, 2.00%, 12/1/2036	33,300	29,632
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 3/25/2038 (f)	226,000	195,261
TBA, 2.00%, 3/25/2038 (f)	205,000	181,833
TBA, 3.00%, 3/25/2038 (f)	125,000	116,549
TBA, 3.50%, 3/25/2038 (f)	50,000	47,656
TBA, 2.50%, 3/25/2053 (f)	150,000	136,781
GNMA II, 15 Year
Pool # MA4559, 3.00%, 7/20/2032	5,258	4,981
Pool # MA7107, 2.50%, 1/20/2036	19,310	17,548
Total Mortgage-Backed Securities (Cost $2,881,074)		2,590,340
Supranational — 2.5%
African Development Bank (Supranational)
0.88%, 3/23/2026	30,000	26,817
0.88%, 7/22/2026	3,000	2,652
Asian Development Bank (Supranational)
0.38%, 6/11/2024	148,000	139,255
1.50%, 10/18/2024	12,000	11,339
2.00%, 1/22/2025	23,000	21,799
0.38%, 9/3/2025	120,000	107,914
1.00%, 4/14/2026	52,000	46,674
Asian Infrastructure Investment Bank (The) (Supranational)
2.25%, 5/16/2024	84,000	81,006
0.50%, 5/28/2025	55,000	49,851
European Bank for Reconstruction & Development (Supranational)
1.50%, 2/13/2025	5,000	4,688
0.50%, 11/25/2025	4,000	3,580
European Investment Bank (Supranational)
1.63%, 3/14/2025	61,000	57,249
0.38%, 12/15/2025	11,000	9,804
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

0.38%, 3/26/2026	48,000	42,339
Inter-American Development Bank (Supranational)
0.50%, 9/23/2024	44,000	40,992
0.63%, 7/15/2025	27,000	24,561
0.88%, 4/20/2026	73,000	65,211
International Bank for Reconstruction & Development (Supranational)
2.50%, 11/25/2024	15,000	14,388
2.13%, 3/3/2025	5,000	4,744
0.63%, 4/22/2025	72,000	65,931
2.50%, 7/29/2025	34,000	32,332
International Finance Corp. (Supranational)
0.38%, 7/16/2025	15,000	13,573
0.75%, 10/8/2026	14,000	12,270
Total Supranational (Cost $941,160)		878,969
Commercial Mortgage-Backed Securities — 2.2%
Benchmark Mortgage Trust
Series 2018-B3, Class A3, 3.75%, 4/10/2051	25,000	24,102
Series 2019-B12, Class A2, 3.00%, 8/15/2052	6,474	6,182
CGMS Commercial Mortgage Trust Series 2017-B1, Class AAB, 3.24%, 8/15/2050	14,656	13,934
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	19,769
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	7,465	7,179
Series 2020-GC46, Class A2, 2.71%, 2/15/2053	20,000	18,527
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/2046	75,000	74,102
Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,015	23,560
Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	19,662
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	20,000	19,074
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K046, Class A2, 3.21%, 3/25/2025	26,000	25,039
Series K047, Class A2, 3.33%, 5/25/2025 (g)	70,000	67,487
Series K733, Class A2, 3.75%, 8/25/2025	30,000	29,134
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K063, Class A2, 3.43%, 1/25/2027 (g)	100,000	95,471
FNMA ACES
Series 2017-M10, Class AV2, 2.54%, 7/25/2024 (g)	11,345	10,978
Series 2017-M1, Class A2, 2.41%, 10/25/2026 (g)	38,284	35,442
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	34,437	32,503
GS Mortgage Securities Trust
Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	29,451
Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	16,530
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17, Class ASB, 3.71%, 1/15/2047	3,314	3,285
Series 2014-C19, Class C, 4.65%, 4/15/2047 (g)	10,000	9,568
Series 2014-C23, Class C, 4.48%, 9/15/2047 (g)	20,000	18,594
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class D, 4.23%, 1/15/2049 (g)	10,000	8,448
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class A3, 3.25%, 12/15/2047	5,552	5,373
Series 2015-C25, Class ASB, 3.38%, 10/15/2048	17,761	17,217
Series 2016-C31, Class A5, 3.10%, 11/15/2049	32,000	29,430
UBS Commercial Mortgage Trust Series 2018-C13, Class A2, 4.21%, 10/15/2051	5,365	5,308
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	5,411	5,384
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (g)	12,000	11,939
Series 2014-LC18, Class A5, 3.41%, 12/15/2047	15,000	14,344
Series 2015-C31, Class A4, 3.70%, 11/15/2048	24,000	22,814
Series 2019-C54, Class A2, 3.01%, 12/15/2052	35,000	33,215
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

WFRBS Commercial Mortgage Trust
Series 2012-C10, Class B, 3.74%, 12/15/2045	15,000	13,863
Series 2014-C20, Class A5, 4.00%, 5/15/2047	12,000	11,731
Total Commercial Mortgage-Backed Securities (Cost $828,521)		778,639
U.S. Government Agency Securities — 1.8%
FFCB Funding Corp.
4.50%, 11/18/2024	1,000	992
2.51%, 4/1/2025	4,000	3,808
3.32%, 2/25/2026	31,000	29,866
3.00%, 8/3/2026	7,000	6,657
1.00%, 10/7/2026	46,000	40,082
0.75%, 12/16/2026	18,000	15,496
FHLB
0.66%, 10/28/2024	10,000	9,279
2.75%, 12/13/2024	25,000	23,999
0.50%, 4/14/2025	85,000	77,800
0.38%, 9/4/2025	10,000	9,013
0.75%, 2/24/2026	70,000	62,049
1.25%, 12/21/2026	140,000	124,186
0.90%, 2/26/2027	15,000	12,915
FHLMC
5.20%, 1/10/2025	5,000	4,973
0.84%, 11/24/2027	92,000	77,585
FNMA
0.50%, 11/7/2025	75,000	67,315
0.75%, 10/8/2027	64,000	54,812
Total U.S. Government Agency Securities (Cost $648,411)		620,827
Foreign Government Securities — 1.2%
Canada Government Bond 0.75%, 5/19/2026	140,000	124,691
Export Development Canada
2.63%, 2/21/2024	35,000	34,121
3.38%, 8/26/2025	5,000	4,849
3.00%, 5/25/2027	15,000	14,176
Hungary Government Bond 5.75%, 11/22/2023	1,000	1,001
Italian Republic Government Bond 6.88%, 9/27/2023	20,000	20,099
Province of Alberta 1.00%, 5/20/2025	13,000	11,949
Province of British Columbia
2.25%, 6/2/2026	9,000	8,349
0.90%, 7/20/2026	38,000	33,633
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Province of Ontario
0.63%, 1/21/2026	82,000	73,021
1.05%, 4/14/2026	8,000	7,158
Province of Quebec 1.50%, 2/11/2025	10,000	9,361
Republic of Panama 8.88%, 9/30/2027	8,000	9,211
Republic of Peru 2.39%, 1/23/2026	18,000	16,757
Republic of Philippines 10.63%, 3/16/2025	52,000	57,856
Republic of Poland
4.00%, 1/22/2024	5,000	4,937
5.50%, 11/16/2027	5,000	5,115
Total Foreign Government Securities (Cost $462,363)		436,284
Asset-Backed Securities — 1.1%
AmeriCredit Automobile Receivables Trust Series 2020-3, Class B, 0.76%, 12/18/2025	30,000	28,869
Capital One Multi-Asset Execution Trust Series 2022-A2, Class A, 3.49%, 5/15/2027	30,000	28,975
CarMax Auto Owner Trust Series 2021-1, Class A3, 0.34%, 12/15/2025	16,458	15,882
Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	32,860
Discover Card Execution Note Trust Series 2022-A1, Class A1, 1.96%, 2/15/2027	100,000	93,683
Drive Auto Receivables Trust Series 2021-2, Class B, 0.58%, 12/15/2025	22,957	22,786
Exeter Automobile Receivables Trust Series 2021-3A, Class C, 0.96%, 10/15/2026	40,000	38,224
Ford Credit Floorplan Master Owner Trust A
Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	14,989
Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	7,787
GM Financial Consumer Automobile Receivables Trust Series 2020-2, Class A4, 1.74%, 8/18/2025	22,000	21,364
United Airlines Pass-Through Trust Series 2014-1, Class A, 4.00%, 4/11/2026	40,028	37,405
Verizon Owner Trust Series 2020-A, Class A1A, 1.85%, 7/22/2024	1,308	1,304
World Omni Auto Receivables Trust Series 2021-C, Class A3, 0.44%, 8/17/2026	30,000	28,659
Total Asset-Backed Securities (Cost $379,353)		372,787
Municipal Bonds — 0.1% (h)
California — 0.0% ^
University of California, Taxable Series 2020BG, Rev., 0.88%, 5/15/2025	5,000	4,573
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Florida — 0.1%
State Board of Administration Finance Corp. Series 2020A, Rev., 1.71%, 7/1/2027	46,000	40,088
Total Municipal Bonds (Cost $47,775)		44,661
	SHARES
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (i) (j) (Cost $758,888)	758,888	758,888
Total Investments — 101.5% (Cost $37,909,916)		35,742,612
Liabilities in Excess of Other Assets — (1.5)%		(523,821)
NET ASSETS — 100.0%		35,218,791

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $126,209 or 0.36% of the
Fund’s net assets as of February 28, 2023 .

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(e)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 40.5%
U.S. Treasury Bonds
6.88%, 8/15/2025	638,000	669,651
6.13%, 11/15/2027	2,134,000	2,303,553
5.25%, 11/15/2028	2,000,000	2,109,062
6.13%, 8/15/2029	2,100,000	2,335,430
5.38%, 2/15/2031	3,169,000	3,460,152
4.50%, 2/15/2036	2,903,000	3,097,592
4.75%, 2/15/2037	206,000	225,152
5.00%, 5/15/2037	3,774,000	4,217,445
4.38%, 2/15/2038	410,000	429,347
3.50%, 2/15/2039	3,142,000	2,958,880
4.25%, 5/15/2039	2,259,000	2,326,770
4.50%, 8/15/2039	996,000	1,055,916
4.38%, 11/15/2039	356,000	372,020
4.63%, 2/15/2040	2,298,000	2,472,145
1.13%, 5/15/2040	13,700,000	8,671,672
4.38%, 5/15/2040	679,000	707,857
1.13%, 8/15/2040	4,164,000	2,622,019
3.88%, 8/15/2040	192,000	188,220
1.38%, 11/15/2040	10,468,400	6,878,066
1.88%, 2/15/2041	7,837,000	5,601,006
2.25%, 5/15/2041	3,425,000	2,602,465
1.75%, 8/15/2041	3,786,000	2,624,171
2.00%, 11/15/2041	3,519,000	2,541,928
2.38%, 2/15/2042	5,611,000	4,316,086
3.13%, 2/15/2042	1,236,000	1,074,934
2.75%, 8/15/2042	1,561,000	1,271,483
4.00%, 11/15/2042	510,000	502,988
2.50%, 2/15/2045	3,276,000	2,503,069
3.00%, 5/15/2045	38,000	31,730
2.50%, 5/15/2046	6,363,000	4,836,874
2.25%, 8/15/2046	1,759,000	1,269,778
3.00%, 2/15/2047	164,000	136,581
3.13%, 5/15/2048	2,991,000	2,555,436
2.25%, 8/15/2049	254,000	182,245
2.38%, 11/15/2049	3,148,000	2,323,126
2.00%, 2/15/2050	3,885,000	2,627,838
1.25%, 5/15/2050	19,756,400	10,964,802
1.38%, 8/15/2050	6,409,000	3,677,164
1.63%, 11/15/2050	13,750,000	8,432,617
1.88%, 2/15/2051	304,000	198,693
2.38%, 5/15/2051	19,000	13,959
2.00%, 8/15/2051	598,000	402,248
1.88%, 11/15/2051	5,300,000	3,449,969
2.25%, 2/15/2052	5,288,000	3,776,789
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.88%, 5/15/2052	198,000	162,360
3.00%, 8/15/2052	3,037,000	2,556,774
4.00%, 11/15/2052	282,000	287,199
U.S. Treasury Notes
0.25%, 11/15/2023	13,437,000	12,985,076
2.88%, 11/30/2023	682,000	670,784
2.25%, 1/31/2024	10,000	9,743
2.50%, 1/31/2024	2,434,000	2,376,858
0.13%, 2/15/2024	8,202,000	7,817,211
1.50%, 2/29/2024	338,000	326,091
2.13%, 2/29/2024	10,000	9,706
2.38%, 2/29/2024	3,723,000	3,622,799
0.25%, 3/15/2024	9,829,000	9,345,229
2.13%, 3/31/2024	100,000	96,813
0.38%, 4/15/2024	100,000	94,844
2.00%, 4/30/2024	20,000	19,292
0.25%, 5/15/2024	2,374,000	2,239,257
2.50%, 5/15/2024	110,000	106,618
2.50%, 5/31/2024	96,000	92,951
1.75%, 6/30/2024	1,957,000	1,873,292
0.38%, 7/15/2024	2,101,000	1,970,344
1.75%, 7/31/2024	10,000	9,544
3.00%, 7/31/2024	859,000	834,639
0.38%, 8/15/2024	3,126,000	2,921,345
2.38%, 8/15/2024	2,800,000	2,694,016
1.25%, 8/31/2024	3,403,000	3,216,633
1.88%, 8/31/2024	259,000	247,102
0.38%, 9/15/2024	22,634,000	21,092,059
1.50%, 9/30/2024	100,000	94,723
0.63%, 10/15/2024	1,277,000	1,191,052
1.50%, 10/31/2024	993,000	938,463
0.75%, 11/15/2024	216,000	201,260
1.50%, 11/30/2024	8,182,000	7,716,329
4.50%, 11/30/2024	2,500,000	2,481,836
4.25%, 12/31/2024	17,000	16,809
1.38%, 1/31/2025	723,000	677,700
2.50%, 1/31/2025	450,000	430,963
1.50%, 2/15/2025	1,617,000	1,517,138
2.00%, 2/15/2025	2,745,000	2,601,745
1.13%, 2/28/2025	1,153,000	1,072,830
2.75%, 2/28/2025	2,698,000	2,593,347
1.75%, 3/15/2025	100,000	94,102
0.50%, 3/31/2025	4,602,000	4,217,302
0.38%, 4/30/2025	2,496,000	2,273,700
2.88%, 4/30/2025	2,706,000	2,602,200
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	29

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
2.13%, 5/15/2025	2,760,000	2,610,572
0.25%, 5/31/2025	1,968,300	1,782,695
2.88%, 5/31/2025	6,189,000	5,947,242
2.88%, 6/15/2025	100,000	96,102
0.25%, 6/30/2025	2,194,000	1,983,170
3.00%, 7/15/2025	849,000	817,361
0.25%, 7/31/2025	2,508,000	2,259,159
2.00%, 8/15/2025	1,245,000	1,169,619
0.25%, 8/31/2025	3,416,000	3,067,728
0.25%, 9/30/2025	17,277,000	15,487,211
0.25%, 10/31/2025	16,549,000	14,777,740
0.38%, 11/30/2025	4,047,000	3,615,109
0.38%, 12/31/2025	1,436,000	1,281,069
2.63%, 12/31/2025	1,319,000	1,254,080
0.38%, 1/31/2026	15,746,000	13,988,107
1.63%, 2/15/2026	516,000	475,284
0.50%, 2/28/2026	28,667,000	25,488,994
2.50%, 2/28/2026	136,000	128,531
0.75%, 3/31/2026	1,314,000	1,175,825
2.25%, 3/31/2026	547,000	512,684
0.75%, 4/30/2026	2,744,000	2,446,233
0.75%, 5/31/2026	2,742,000	2,437,809
2.13%, 5/31/2026	200,000	186,109
0.88%, 6/30/2026	2,736,000	2,438,460
0.63%, 7/31/2026	2,779,000	2,448,125
1.50%, 8/15/2026	507,000	460,103
0.75%, 8/31/2026	2,762,000	2,437,465
1.38%, 8/31/2026	13,000	11,737
0.88%, 9/30/2026	2,755,000	2,437,099
1.13%, 10/31/2026	14,309,000	12,746,189
1.63%, 10/31/2026	3,033,000	2,753,632
1.25%, 11/30/2026	2,729,000	2,437,338
1.63%, 11/30/2026	2,686,000	2,436,076
1.25%, 12/31/2026	2,736,000	2,439,315
1.75%, 12/31/2026	2,679,000	2,438,936
1.50%, 1/31/2027	2,716,000	2,440,793
2.25%, 2/15/2027	1,300,000	1,202,906
1.13%, 2/28/2027	3,235,000	2,863,480
0.63%, 3/31/2027	3,004,000	2,595,878
0.50%, 4/30/2027	1,771,800	1,519,180
2.75%, 4/30/2027	35,000	32,938
0.50%, 5/31/2027	5,170,000	4,417,523
0.50%, 6/30/2027	1,890,000	1,610,782
0.38%, 7/31/2027	6,133,000	5,184,781
2.75%, 7/31/2027	73,000	68,580
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.25%, 8/15/2027	2,000,000	1,838,281
0.50%, 8/31/2027	3,414,000	2,895,232
0.38%, 9/30/2027	1,924,000	1,617,964
0.50%, 10/31/2027	8,580,000	7,239,375
4.13%, 10/31/2027	17,000	16,914
2.25%, 11/15/2027	382,000	349,978
0.63%, 11/30/2027	12,953,000	10,973,620
3.88%, 11/30/2027	23,000	22,671
0.63%, 12/31/2027	974,000	823,334
3.88%, 12/31/2027	865,000	852,363
0.75%, 1/31/2028	9,268,000	7,865,491
3.50%, 1/31/2028	1,228,000	1,190,680
2.75%, 2/15/2028	498,000	465,825
1.13%, 2/29/2028	2,011,000	1,735,587
1.25%, 3/31/2028	2,988,000	2,590,456
1.25%, 4/30/2028	2,250,000	1,946,250
2.88%, 5/15/2028	2,752,000	2,583,655
1.25%, 5/31/2028	3,252,000	2,808,153
1.25%, 6/30/2028	2,279,000	1,963,857
1.00%, 7/31/2028	9,945,000	8,434,603
2.88%, 8/15/2028	800,000	749,625
1.13%, 8/31/2028	3,035,000	2,586,863
1.25%, 9/30/2028	3,021,000	2,587,439
1.38%, 10/31/2028	2,488,000	2,142,401
1.50%, 11/30/2028	1,755,000	1,519,857
1.38%, 12/31/2028	5,721,000	4,915,144
1.75%, 1/31/2029	2,139,000	1,873,129
2.63%, 2/15/2029	1,500,000	1,380,703
1.88%, 2/28/2029	500,000	441,016
2.38%, 3/31/2029	33,000	29,909
2.38%, 5/15/2029	2,852,000	2,580,614
2.75%, 5/31/2029	2,792,000	2,582,818
3.25%, 6/30/2029	2,718,000	2,586,772
2.63%, 7/31/2029	1,038,000	951,797
1.63%, 8/15/2029	5,982,000	5,170,224
3.13%, 8/31/2029	18,000	16,996
1.75%, 11/15/2029	2,706,000	2,354,220
3.88%, 11/30/2029	94,000	92,796
1.50%, 2/15/2030	7,456,000	6,330,610
0.63%, 5/15/2030	20,227,000	15,995,132
0.63%, 8/15/2030	8,524,000	6,703,327
0.88%, 11/15/2030	8,617,000	6,886,868
1.13%, 2/15/2031	3,221,000	2,621,089
1.63%, 5/15/2031	102,000	85,760
1.25%, 8/15/2031	2,501,000	2,027,764
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
1.38%, 11/15/2031	7,804,000	6,352,944
1.88%, 2/15/2032	2,204,000	1,867,546
2.88%, 5/15/2032	3,000,000	2,760,000
2.75%, 8/15/2032	645,000	586,345
4.13%, 11/15/2032	2,190,000	2,225,587
Total U.S. Treasury Obligations (Cost $590,071,366)		531,048,339
Mortgage-Backed Securities — 27.6%
FHLMC Gold Pools, 15 Year
Pool # J10548, 4.00%, 8/1/2024	7,928	7,754
Pool # J15449, 4.00%, 5/1/2026	52,148	50,960
Pool # G14781, 3.50%, 3/1/2027	29,451	28,775
Pool # G15201, 4.00%, 5/1/2027	8,525	8,335
Pool # J20129, 2.50%, 8/1/2027	56,410	53,755
Pool # G15438, 4.00%, 9/1/2027	7,754	7,580
Pool # G15602, 2.50%, 11/1/2027	40,150	38,304
Pool # E09028, 2.00%, 3/1/2028	71,027	66,594
Pool # J23362, 2.00%, 4/1/2028	67,942	63,614
Pool # G18466, 2.00%, 5/1/2028	9,732	9,112
Pool # G18465, 2.50%, 5/1/2028	18,445	17,459
Pool # G15601, 2.50%, 1/1/2029	40,868	38,696
Pool # G14957, 3.50%, 1/1/2029	89,364	85,865
Pool # G16570, 4.00%, 7/1/2029	5,800	5,671
Pool # G18540, 2.50%, 2/1/2030	25,018	23,418
Pool # G18556, 2.50%, 6/1/2030	32,471	30,236
Pool # V60840, 3.00%, 6/1/2030	8,587	8,119
Pool # G16622, 3.00%, 11/1/2030	32,062	30,306
Pool # G16019, 3.50%, 12/1/2030	12,123	11,833
Pool # G16044, 2.50%, 1/1/2032	90,350	83,892
Pool # J36524, 3.00%, 3/1/2032	98,389	92,884
Pool # J36660, 3.00%, 3/1/2032	33,287	31,465
Pool # J38270, 2.50%, 1/1/2033	253,587	234,184
Pool # G16568, 2.50%, 4/1/2033	113,483	104,802
FHLMC Gold Pools, 30 Year
Pool # V81680, 4.50%, 12/1/2034	72,586	71,766
Pool # A30892, 5.00%, 1/1/2035	54,792	54,728
Pool # A39210, 5.50%, 10/1/2035	21,744	22,208
Pool # V83754, 5.50%, 1/1/2036	34,159	35,038
Pool # A82255, 5.50%, 9/1/2036	106,888	106,929
Pool # G03381, 5.50%, 9/1/2037	19,917	20,245
Pool # A89760, 4.50%, 12/1/2039	19,601	19,482
Pool # A92197, 5.00%, 5/1/2040	56,114	56,474
Pool # G06856, 6.00%, 5/1/2040	3,827	3,968
Pool # A93359, 4.00%, 8/1/2040	860	838
Pool # G06222, 4.00%, 1/1/2041	193,287	186,058
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # G07794, 5.50%, 6/1/2041	9,689	9,964
Pool # Q03516, 4.50%, 9/1/2041	21,439	21,247
Pool # Q04088, 3.50%, 10/1/2041	20,237	19,007
Pool # Q04688, 4.00%, 11/1/2041	2,989	2,888
Pool # G08477, 3.50%, 2/1/2042	7,278	6,836
Pool # Q06771, 3.00%, 3/1/2042	35,779	32,419
Pool # C03858, 3.50%, 4/1/2042	97,060	91,162
Pool # Q08646, 3.50%, 6/1/2042	23,270	21,856
Pool # G60737, 4.50%, 8/1/2042	94,084	93,404
Pool # Q11220, 3.50%, 9/1/2042	81,753	76,785
Pool # Q13477, 3.00%, 12/1/2042	113,748	103,061
Pool # Q14321, 3.00%, 12/1/2042	27,777	25,167
Pool # C04420, 3.00%, 1/1/2043	167,575	151,834
Pool # Q14694, 3.00%, 1/1/2043	1,264,936	1,146,092
Pool # G61723, 3.50%, 1/1/2043	66,346	62,314
Pool # C09031, 2.50%, 2/1/2043	87,355	75,454
Pool # V80026, 3.00%, 4/1/2043	49,925	45,234
Pool # Q17374, 4.00%, 4/1/2043	90,613	89,049
Pool # G62033, 4.00%, 11/1/2043	123,576	120,294
Pool # Z40090, 4.50%, 9/1/2044	26,908	26,503
Pool # G61769, 4.50%, 12/1/2044	66,107	65,705
Pool # G61617, 4.50%, 1/1/2045	21,885	21,735
Pool # G08651, 4.00%, 6/1/2045	93,154	89,436
Pool # G08653, 3.00%, 7/1/2045	45,100	40,767
Pool # Q35223, 4.00%, 8/1/2045	10,553	10,060
Pool # G60238, 3.50%, 10/1/2045	655,612	612,360
Pool # G60506, 3.50%, 4/1/2046	36,919	34,407
Pool # G08710, 3.00%, 6/1/2046	30,942	27,905
Pool # Q41024, 3.00%, 6/1/2046	528,530	476,767
Pool # G08724, 2.50%, 9/1/2046	11,414	9,858
Pool # G61070, 3.00%, 9/1/2046	445,884	403,981
Pool # G61730, 3.00%, 9/1/2046	123,049	111,495
Pool # G61235, 4.50%, 9/1/2046	22,442	22,168
Pool # G08736, 2.50%, 12/1/2046	12,010	10,373
Pool # Q45872, 3.00%, 1/1/2047	318,325	286,004
Pool # G08747, 3.00%, 2/1/2047	157,824	141,800
Pool # G61623, 3.00%, 4/1/2047	23,187	20,943
Pool # G60985, 3.00%, 5/1/2047	87,514	78,787
Pool # G60996, 3.50%, 5/1/2047	7,203	6,693
Pool # Q47884, 4.00%, 5/1/2047	21,656	20,742
Pool # V83233, 4.00%, 6/1/2047	89,786	86,174
Pool # G08775, 4.00%, 8/1/2047	30,329	28,794
Pool # Q50152, 4.00%, 8/1/2047	71,648	68,022
Pool # Q51268, 3.50%, 10/1/2047	46,893	43,420
Pool # G08787, 3.00%, 11/1/2047	283,455	253,720
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	31

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # G61681, 3.00%, 12/1/2047	6,486	5,808
Pool # Q52866, 3.00%, 12/1/2047	23,451	21,158
Pool # G08793, 4.00%, 12/1/2047	28,074	26,832
Pool # Q53751, 3.50%, 1/1/2048	82,693	76,535
Pool # G08812, 3.00%, 4/1/2048	10,101	9,036
Pool # G61866, 4.00%, 6/1/2048	22,726	21,898
Pool # G61607, 4.50%, 9/1/2048	107,394	107,018
Pool # G08842, 4.00%, 10/1/2048	11,715	11,174
Pool # G61885, 4.50%, 11/1/2048	25,299	24,837
Pool # G08862, 4.00%, 2/1/2049	19,184	18,323
Pool # Q61487, 4.00%, 2/1/2049	34,881	33,322
Pool # G08876, 3.50%, 5/1/2049	36,917	34,032
FHLMC UMBS, 15 Year
Pool # ZS5890, 4.00%, 7/1/2024	46,995	45,911
Pool # ZK2080, 4.00%, 1/1/2025	19,344	19,068
Pool # ZA2587, 4.00%, 9/1/2025	5,662	5,528
Pool # ZK2723, 3.50%, 11/1/2025	10,658	10,423
Pool # ZK3540, 3.00%, 9/1/2026	49,290	47,666
Pool # ZS8460, 3.00%, 4/1/2027	14,534	13,993
Pool # SB0031, 3.50%, 10/1/2027	21,042	20,565
Pool # ZS6674, 2.50%, 4/1/2028	313,864	297,351
Pool # ZS7140, 2.00%, 1/1/2029	176,086	164,224
Pool # ZS7751, 3.00%, 1/1/2029	93,632	89,592
Pool # SB0071, 2.50%, 5/1/2030	23,715	22,525
Pool # ZS7331, 3.00%, 12/1/2030	24,118	22,771
Pool # ZS7888, 2.50%, 10/1/2032	279,236	257,577
Pool # ZK9070, 3.00%, 11/1/2032	619,978	584,477
Pool # ZS7938, 2.50%, 1/1/2033	65,362	60,294
Pool # SB0256, 4.00%, 11/1/2033	46,391	45,303
Pool # SB0077, 3.50%, 10/1/2034	44,699	42,953
Pool # QN1148, 2.50%, 12/1/2034	68,320	62,708
Pool # SB8031, 2.50%, 2/1/2035	138,138	126,369
Pool # SB0302, 3.00%, 4/1/2035	492,083	459,965
Pool # QN2407, 2.00%, 6/1/2035	124,835	111,081
Pool # SB8500, 2.50%, 7/1/2035	363,158	332,307
Pool # SB0424, 2.00%, 10/1/2035	851,348	761,841
Pool # RC1712, 1.50%, 12/1/2035	1,124,831	972,764
Pool # SB8090, 2.50%, 2/1/2036	953,174	872,015
Pool # QN6095, 2.00%, 5/1/2036	148,729	132,351
Pool # QN6718, 2.00%, 6/1/2036	301,929	268,600
Pool # QN7057, 2.00%, 7/1/2036	172,384	153,355
Pool # SB8111, 2.00%, 7/1/2036	161,775	143,815
Pool # QN8347, 1.50%, 10/1/2036	360,637	311,861
Pool # SB8127, 1.50%, 11/1/2036	350,612	303,192
Pool # SB0570, 2.00%, 11/1/2036	338,720	301,406
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # SB8131, 1.50%, 12/1/2036	710,024	613,989
Pool # SB8136, 1.50%, 1/1/2037	448,119	387,367
Pool # SB8140, 1.50%, 2/1/2037	543,477	469,963
Pool # SB8147, 1.50%, 4/1/2037	926,950	801,265
FHLMC UMBS, 20 Year
Pool # ZA2277, 3.00%, 9/1/2032	70,643	65,355
Pool # ZJ9491, 3.50%, 12/1/2032	16,908	16,159
Pool # ZS9164, 3.00%, 9/1/2033	432,918	400,503
Pool # SC0107, 3.50%, 11/1/2034	976,199	932,919
Pool # ZA2463, 3.50%, 6/1/2037	29,646	28,035
Pool # RB5026, 2.50%, 11/1/2039	36,681	32,283
Pool # QK0157, 2.50%, 1/1/2040	15,955	14,004
Pool # RB5032, 2.50%, 2/1/2040	29,853	26,275
Pool # RB5037, 2.50%, 3/1/2040	95,450	83,775
Pool # RB5043, 2.50%, 4/1/2040	40,601	35,651
Pool # RB5048, 2.50%, 5/1/2040	86,593	76,000
Pool # SC0131, 1.50%, 3/1/2041	208,938	171,489
Pool # SC0134, 1.50%, 3/1/2041	212,691	174,569
Pool # RB5142, 2.50%, 1/1/2042	451,944	393,822
Pool # RB5145, 2.00%, 2/1/2042	1,588,207	1,346,294
FHLMC UMBS, 30 year Pool # RA8112, 4.50%, 10/1/2052	1,971,534	1,902,988
FHLMC UMBS, 30 Year
Pool # ZI3765, 5.50%, 11/1/2035	29,340	29,489
Pool # ZS2546, 5.00%, 2/1/2039	16,825	16,953
Pool # ZJ0449, 4.00%, 9/1/2040	20,196	19,418
Pool # ZL3548, 3.50%, 8/1/2042	69,197	64,918
Pool # ZA4209, 3.00%, 4/1/2043	766,096	693,310
Pool # ZS3712, 3.50%, 4/1/2043	157,505	147,760
Pool # ZS4077, 3.50%, 1/1/2044	21,150	19,832
Pool # ZS4592, 4.00%, 11/1/2044	138,252	132,580
Pool # ZS4609, 3.00%, 4/1/2045	37,352	33,747
Pool # ZS9618, 3.50%, 3/1/2046	453,206	422,537
Pool # SD0146, 3.00%, 11/1/2046	123,917	111,602
Pool # ZM2209, 3.50%, 12/1/2046	319,943	296,586
Pool # SD0388, 3.50%, 6/1/2047	456,398	426,306
Pool # ZS4729, 3.00%, 8/1/2047	295,972	266,117
Pool # ZM4635, 4.00%, 11/1/2047	416,179	398,813
Pool # SD0225, 3.00%, 12/1/2047	570,799	513,517
Pool # ZT0534, 3.50%, 12/1/2047	295,520	275,030
Pool # ZS4750, 3.00%, 1/1/2048	23,508	21,010
Pool # SD0343, 3.00%, 3/1/2048	783,460	707,724
Pool # SI2002, 4.00%, 3/1/2048	479,270	457,338
Pool # ZM6887, 3.00%, 5/1/2048	46,451	41,396
Pool # ZM7669, 3.50%, 8/1/2048	70,552	65,201
Pool # ZN4476, 3.50%, 12/1/2048	263,902	243,846
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # ZA6286, 4.00%, 2/1/2049	124,979	119,232
Pool # ZT1776, 3.50%, 3/1/2049	22,819	21,022
Pool # ZN5087, 4.00%, 4/1/2049	116,947	112,445
Pool # ZT1864, 4.00%, 4/1/2049	3,041	2,901
Pool # ZT1951, 3.50%, 5/1/2049	7,361	6,778
Pool # ZT1952, 4.00%, 5/1/2049	48,171	45,931
Pool # QA4907, 3.00%, 6/1/2049	120,425	108,119
Pool # ZT2086, 3.50%, 6/1/2049	41,350	38,064
Pool # SD7502, 3.50%, 7/1/2049	122,698	113,919
Pool # SD8001, 3.50%, 7/1/2049	14,504	13,348
Pool # SD7501, 4.00%, 7/1/2049	75,945	73,112
Pool # QA1997, 3.00%, 8/1/2049	18,042	16,035
Pool # RA1202, 3.50%, 8/1/2049	398,426	367,648
Pool # SD8005, 3.50%, 8/1/2049	50,870	46,817
Pool # SD8006, 4.00%, 8/1/2049	30,622	29,135
Pool # SD8023, 2.50%, 11/1/2049	8,316	7,090
Pool # QA4509, 3.00%, 11/1/2049	402,039	357,329
Pool # SD8025, 3.50%, 11/1/2049	151,550	139,644
Pool # SD8029, 2.50%, 12/1/2049	157,052	133,903
Pool # RA1878, 3.50%, 12/1/2049	112,380	103,332
Pool # SD8037, 2.50%, 1/1/2050	418,006	356,263
Pool # QA7416, 3.00%, 2/1/2050	372,372	330,965
Pool # QA7554, 3.00%, 2/1/2050	999,258	896,349
Pool # RA2116, 3.00%, 2/1/2050	566,022	504,464
Pool # SD0303, 2.50%, 4/1/2050	713,045	609,765
Pool # QA9653, 3.50%, 5/1/2050	35,639	32,833
Pool # SD8080, 2.00%, 6/1/2050	62,675	51,308
Pool # QB1691, 2.00%, 7/1/2050	852,520	697,805
Pool # SD8089, 2.50%, 7/1/2050	1,678,930	1,430,212
Pool # SD8083, 2.50%, 8/1/2050	1,240,168	1,055,294
Pool # RA3727, 2.00%, 10/1/2050	2,017,318	1,650,385
Pool # SD8104, 1.50%, 11/1/2050	1,248,764	968,189
Pool # RA4197, 2.50%, 12/1/2050	539,583	460,420
Pool # RA4349, 2.50%, 1/1/2051	349,798	299,927
Pool # QB8583, 1.50%, 2/1/2051	1,246,754	966,156
Pool # RA4530, 2.50%, 2/1/2051	535,082	454,910
Pool # SD8129, 2.50%, 2/1/2051	677,891	576,736
Pool # SD8140, 2.00%, 4/1/2051	406,141	331,890
Pool # SD8142, 3.00%, 4/1/2051	1,072,325	948,811
Pool # SD8145, 1.50%, 5/1/2051	1,064,013	824,043
Pool # QC2565, 2.00%, 6/1/2051	1,799,667	1,470,072
Pool # QC3259, 2.00%, 6/1/2051	1,630,293	1,339,815
Pool # SD8158, 3.50%, 6/1/2051	314,662	287,199
Pool # SD8155, 2.00%, 7/1/2051	1,335,023	1,090,387
Pool # SD8156, 2.50%, 7/1/2051	635,245	539,263
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # QC5125, 2.00%, 8/1/2051	272,142	222,245
Pool # QC6057, 2.50%, 8/1/2051	265,649	225,511
Pool # SD8163, 3.50%, 8/1/2051	125,418	114,569
Pool # RA5832, 2.50%, 9/1/2051	735,733	624,340
Pool # SD8168, 3.00%, 9/1/2051	244,183	215,271
Pool # SD8172, 2.00%, 10/1/2051	825,927	674,324
Pool # SD8173, 2.50%, 10/1/2051	445,190	377,717
Pool # RA6507, 2.00%, 12/1/2051	1,913,316	1,560,117
Pool # QD3500, 2.50%, 12/1/2051	1,926,281	1,640,586
Pool # RA6694, 2.00%, 1/1/2052	472,127	385,027
Pool # SD0963, 3.50%, 1/1/2052	1,080,767	986,506
Pool # SD0897, 2.00%, 2/1/2052	962,157	787,743
Pool # SD8199, 2.00%, 3/1/2052	981,828	800,660
Pool # SD8204, 2.00%, 4/1/2052	1,917,451	1,562,516
Pool # QD9578, 2.50%, 4/1/2052	1,531,572	1,298,692
Pool # QD9765, 2.50%, 4/1/2052	1,536,702	1,302,231
Pool # SD0945, 3.50%, 4/1/2052	1,095,367	998,175
Pool # SD8214, 3.50%, 5/1/2052	1,145,998	1,043,862
Pool # RA7502, 5.00%, 6/1/2052	1,056,700	1,040,977
FNMA UMBS, 15 Year
Pool # AC8711, 4.00%, 12/1/2024	127,109	124,107
Pool # AC7007, 4.50%, 1/1/2025	9,531	9,452
Pool # AL9580, 4.00%, 3/1/2025	6,929	6,767
Pool # 932724, 4.00%, 4/1/2025	4,158	4,059
Pool # AE0971, 4.00%, 5/1/2025	12,863	12,564
Pool # AE0939, 3.50%, 2/1/2026	28,218	27,565
Pool # FM2968, 4.00%, 5/1/2026	7,683	7,500
Pool # AJ6632, 3.00%, 11/1/2026	35,911	34,641
Pool # AJ9357, 3.50%, 1/1/2027	74,432	72,365
Pool # AK4047, 3.00%, 2/1/2027	13,823	13,326
Pool # AL4586, 4.00%, 2/1/2027	27,904	27,235
Pool # AO0527, 3.00%, 5/1/2027	20,072	19,306
Pool # AO4400, 2.50%, 7/1/2027	43,667	41,577
Pool # AB5823, 3.50%, 8/1/2027	72,552	70,302
Pool # AL8138, 4.00%, 9/1/2027	16,050	15,664
Pool # AB6811, 2.50%, 10/1/2027	11,379	10,790
Pool # AQ9442, 2.00%, 12/1/2027	24,604	23,042
Pool # AB8447, 2.50%, 2/1/2028	20,861	19,752
Pool # AR4180, 2.50%, 2/1/2028	9,500	8,995
Pool # AL3802, 3.00%, 2/1/2028	58,976	56,669
Pool # AB8787, 2.00%, 3/1/2028	66,012	61,846
Pool # AP6059, 2.00%, 6/1/2028	8,315	7,750
Pool # BM5381, 3.00%, 6/1/2028	64,582	61,902
Pool # BM1892, 2.50%, 9/1/2028	19,698	18,686
Pool # AS0761, 3.00%, 10/1/2028	25,436	24,224
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	33

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AU6961, 3.00%, 10/1/2028	48,928	46,658
Pool # AL6132, 4.50%, 3/1/2029	5,103	5,060
Pool # FM1105, 2.50%, 6/1/2029	41,548	39,361
Pool # AS3345, 2.00%, 7/1/2029	12,733	11,685
Pool # MA2061, 3.00%, 10/1/2029	63,784	60,302
Pool # FM1465, 3.00%, 5/1/2030	105,122	100,362
Pool # 890666, 2.00%, 6/1/2030	26,033	24,188
Pool # MA2684, 3.00%, 7/1/2031	111,420	105,193
Pool # AL9418, 3.50%, 8/1/2031	38,040	36,561
Pool # BD5647, 2.00%, 11/1/2031	16,752	15,203
Pool # 890776, 3.50%, 11/1/2031	24,940	23,973
Pool # BM5490, 3.50%, 11/1/2031	16,651	16,007
Pool # AS8708, 2.50%, 2/1/2032	370,045	343,156
Pool # BM4993, 3.50%, 3/1/2032	36,081	34,979
Pool # BM4741, 3.00%, 4/1/2032	10,528	10,029
Pool # FM1645, 3.00%, 4/1/2032	133,542	127,388
Pool # MA3124, 2.50%, 9/1/2032	35,966	33,174
Pool # FM3099, 3.50%, 9/1/2032	39,614	38,639
Pool # CA0775, 2.50%, 11/1/2032	25,831	23,796
Pool # MA3188, 3.00%, 11/1/2032	19,222	18,122
Pool # BH7081, 2.50%, 12/1/2032	39,325	36,237
Pool # BH8720, 3.50%, 12/1/2032	38,628	37,117
Pool # FM1161, 2.50%, 1/1/2033	38,593	35,794
Pool # FM1691, 2.50%, 1/1/2033	15,382	14,382
Pool # FM2549, 2.50%, 1/1/2033	84,673	78,741
Pool # CA9078, 3.00%, 9/1/2033	484,638	457,607
Pool # FM1123, 4.00%, 9/1/2033	109,475	107,851
Pool # FM2153, 4.00%, 11/1/2033	102,436	100,021
Pool # BD9105, 4.00%, 1/1/2034	30,652	30,246
Pool # BM5306, 4.00%, 1/1/2034	4,700	4,619
Pool # FM1733, 3.50%, 5/1/2034	639,539	614,536
Pool # FM1842, 3.50%, 6/1/2034	134,485	129,259
Pool # FM6946, 3.00%, 7/1/2034	393,840	371,848
Pool # BO1822, 3.50%, 7/1/2034	68,064	65,050
Pool # MA3764, 2.50%, 9/1/2034	8,519	7,825
Pool # MA3910, 2.00%, 1/1/2035	26,874	23,986
Pool # FM3569, 3.00%, 1/1/2035	122,198	115,379
Pool # FM7941, 2.50%, 2/1/2035	356,190	330,324
Pool # FM8550, 3.00%, 2/1/2035	260,918	246,019
Pool # FM2708, 3.00%, 3/1/2035	61,489	58,064
Pool # MA4075, 2.50%, 7/1/2035	399,098	365,075
Pool # FM4035, 2.50%, 8/1/2035	67,699	61,929
Pool # CA7497, 2.50%, 10/1/2035	1,250,758	1,144,105
Pool # FM5396, 2.00%, 12/1/2035	784,738	698,357
Pool # BR3349, 1.50%, 1/1/2036	1,355,668	1,172,688
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BR1309, 2.00%, 1/1/2036	524,651	466,896
Pool # FM5537, 2.00%, 1/1/2036	590,602	525,612
Pool # FM5797, 2.00%, 1/1/2036	584,412	520,084
Pool # FM5367, 1.50%, 2/1/2036	439,212	379,832
Pool # MA4261, 2.00%, 2/1/2036	643,160	572,349
Pool # CB0305, 1.50%, 5/1/2036	895,967	774,829
Pool # FM7843, 1.50%, 6/1/2036	82,100	70,998
Pool # BP3507, 2.00%, 6/1/2036	161,284	143,522
Pool # FM8292, 2.00%, 7/1/2036	271,303	241,424
Pool # MA4430, 1.00%, 8/1/2036	172,559	142,884
Pool # BT0273, 1.50%, 9/1/2036	441,107	381,435
Pool # MA4417, 1.50%, 9/1/2036	342,661	296,216
Pool # MA4418, 2.00%, 9/1/2036	166,237	147,928
Pool # MA4441, 1.50%, 10/1/2036	479,382	414,405
Pool # BT9452, 1.50%, 11/1/2036	175,760	151,935
Pool # FM9247, 2.00%, 11/1/2036	344,311	305,951
Pool # MA4497, 2.00%, 12/1/2036	2,464,217	2,192,789
Pool # MA4516, 2.00%, 1/1/2037	531,141	472,634
Pool # BV7189, 2.00%, 3/1/2037	896,818	798,001
Pool # MA4581, 1.50%, 4/1/2037	925,654	800,146
FNMA UMBS, 20 Year
Pool # AE6799, 4.50%, 11/1/2030	2,283	2,247
Pool # MA0885, 3.50%, 10/1/2031	27,602	26,651
Pool # AB4853, 3.00%, 4/1/2032	26,713	24,715
Pool # MA1058, 3.00%, 5/1/2032	12,378	11,482
Pool # MA1165, 3.00%, 9/1/2032	68,579	63,447
Pool # MA2079, 4.00%, 11/1/2034	13,671	13,113
Pool # AL7654, 3.00%, 9/1/2035	59,808	55,088
Pool # MA2472, 3.00%, 12/1/2035	11,967	11,011
Pool # FM1133, 4.00%, 6/1/2036	29,086	27,897
Pool # MA3099, 4.00%, 8/1/2037	86,024	82,504
Pool # BM5330, 2.50%, 12/1/2037	38,279	34,379
Pool # FM3204, 4.00%, 10/1/2038	33,285	32,251
Pool # MA4072, 2.50%, 7/1/2040	144,827	127,112
Pool # MA4128, 2.00%, 9/1/2040	1,347,994	1,149,336
Pool # MA4204, 2.00%, 12/1/2040	839,987	716,190
Pool # CA9019, 2.00%, 2/1/2041	370,157	315,577
Pool # MA4310, 1.50%, 4/1/2041	764,621	627,569
Pool # MA4422, 2.00%, 9/1/2041	396,354	335,933
Pool # MA4446, 2.00%, 10/1/2041	397,010	336,488
Pool # FS0316, 1.50%, 11/1/2041	653,339	528,133
Pool # MA4521, 2.50%, 1/1/2042	545,167	475,058
Pool # BV7697, 2.50%, 4/1/2042	951,307	829,059
Pool # MA4587, 2.50%, 4/1/2042	944,535	823,166
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FNMA UMBS, 30 Year
Pool # 254447, 6.00%, 9/1/2032	21,224	21,898
Pool # 711215, 5.50%, 6/1/2033	17,172	17,195
Pool # AA1005, 5.00%, 12/1/2033	12,951	13,049
Pool # 725232, 5.00%, 3/1/2034	9,982	10,058
Pool # 725228, 6.00%, 3/1/2034	51,620	53,248
Pool # 790003, 6.00%, 8/1/2034	15,877	16,250
Pool # 735503, 6.00%, 4/1/2035	36,950	37,941
Pool # 190360, 5.00%, 8/1/2035	27,244	27,452
Pool # 904601, 6.00%, 11/1/2036	38,688	40,107
Pool # 888538, 5.50%, 1/1/2037	19,950	20,431
Pool # AB0284, 6.00%, 2/1/2037	36,818	38,049
Pool # AL2627, 5.00%, 7/1/2037	17,887	18,023
Pool # 956965, 6.50%, 12/1/2037	12,019	12,321
Pool # BH7907, 6.50%, 12/1/2037	18,388	19,735
Pool # 961793, 5.00%, 3/1/2038	73,083	73,730
Pool # 985661, 5.50%, 6/1/2038	13,111	13,312
Pool # AU7519, 3.50%, 9/1/2038	9,664	9,057
Pool # AA7402, 4.50%, 6/1/2039	104,967	104,100
Pool # AC2638, 5.00%, 10/1/2039	144,179	145,728
Pool # AL0100, 6.00%, 10/1/2039	51,847	53,754
Pool # AC4886, 5.00%, 11/1/2039	24,121	24,305
Pool # 190399, 5.50%, 11/1/2039	80,525	82,718
Pool # AB1143, 4.50%, 6/1/2040	84,680	84,068
Pool # AD6938, 4.50%, 6/1/2040	121,413	120,535
Pool # AD5479, 5.00%, 6/1/2040	23,623	23,803
Pool # AB1259, 5.00%, 7/1/2040	28,344	28,561
Pool # AB1292, 5.00%, 8/1/2040	13,942	13,998
Pool # AL5437, 5.00%, 8/1/2040	87,368	87,820
Pool # AB1421, 5.00%, 9/1/2040	42,298	42,752
Pool # AE4142, 5.00%, 9/1/2040	31,585	31,556
Pool # AE3857, 5.00%, 10/1/2040	617,349	622,074
Pool # AE8289, 4.00%, 12/1/2040	89,015	85,587
Pool # MA0622, 3.50%, 1/1/2041	30,476	28,592
Pool # AH2312, 5.00%, 1/1/2041	69,048	69,244
Pool # AE0828, 3.50%, 2/1/2041	17,316	16,243
Pool # AH3804, 4.00%, 2/1/2041	19,844	19,080
Pool # MA0639, 4.00%, 2/1/2041	30,650	29,470
Pool # AB2676, 3.50%, 4/1/2041	106,868	100,259
Pool # AL0241, 4.00%, 4/1/2041	64,511	62,026
Pool # AI1887, 4.50%, 5/1/2041	238,458	236,197
Pool # BM3118, 6.00%, 7/1/2041	79,122	81,970
Pool # AJ2293, 4.00%, 9/1/2041	19,669	19,060
Pool # AL0933, 5.00%, 10/1/2041	79,180	79,787
Pool # AW8154, 3.50%, 1/1/2042	20,443	19,179
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AX5318, 4.50%, 1/1/2042	66,501	66,020
Pool # BD4480, 4.50%, 1/1/2042	354,273	351,713
Pool # AL1998, 4.00%, 3/1/2042	98,069	94,931
Pool # AO4134, 3.50%, 6/1/2042	12,681	11,897
Pool # AO8694, 4.50%, 7/1/2042	35,750	35,054
Pool # AP4258, 3.00%, 8/1/2042	83,378	75,464
Pool # AB6632, 3.50%, 10/1/2042	123,284	115,659
Pool # AB6633, 3.50%, 10/1/2042	22,579	21,183
Pool # AL3344, 4.50%, 10/1/2042	135,206	134,228
Pool # AB6828, 3.50%, 11/1/2042	114,095	107,039
Pool # AL3182, 3.50%, 12/1/2042	19,577	18,366
Pool # AQ9316, 2.50%, 1/1/2043	54,236	46,790
Pool # AB7580, 3.00%, 1/1/2043	120,265	109,028
Pool # AQ1104, 3.00%, 1/1/2043	28,585	25,869
Pool # AR0168, 3.00%, 2/1/2043	48,897	44,253
Pool # AB7964, 3.50%, 2/1/2043	68,094	63,881
Pool # AR2271, 3.50%, 2/1/2043	265,186	248,599
Pool # BM4751, 3.50%, 3/1/2043	32,027	30,145
Pool # AB8742, 4.00%, 3/1/2043	14,129	13,870
Pool # AR6770, 4.00%, 3/1/2043	16,700	16,166
Pool # AT2015, 3.00%, 4/1/2043	33,571	30,381
Pool # AT2016, 3.00%, 4/1/2043	506,751	458,601
Pool # AB9194, 3.50%, 5/1/2043	114,016	106,867
Pool # FM4462, 3.50%, 5/1/2043	780,260	732,007
Pool # AU1629, 3.00%, 7/1/2043	78,709	71,230
Pool # BM3785, 3.50%, 7/1/2043	124,571	116,827
Pool # AS0241, 4.00%, 8/1/2043	782,111	745,797
Pool # BM3704, 3.00%, 9/1/2043	34,378	31,114
Pool # AT2612, 3.50%, 9/1/2043	76,211	71,621
Pool # AU4256, 3.50%, 9/1/2043	21,272	19,876
Pool # AU4283, 3.50%, 9/1/2043	19,169	17,967
Pool # AL4062, 4.00%, 9/1/2043	28,859	28,067
Pool # BM4635, 2.50%, 10/1/2043	155,327	134,015
Pool # AS1121, 4.00%, 11/1/2043	30,445	29,198
Pool # AV0022, 4.00%, 11/1/2043	458,754	439,949
Pool # AL7696, 3.00%, 12/1/2043	55,785	50,489
Pool # AV6103, 4.00%, 1/1/2044	166,955	160,223
Pool # BC1737, 4.00%, 1/1/2044	68,821	66,407
Pool # BM5365, 4.00%, 3/1/2044	69,086	66,427
Pool # FM1744, 3.50%, 5/1/2044	31,449	29,504
Pool # AS2700, 4.00%, 6/1/2044	38,959	37,713
Pool # AW6233, 4.50%, 6/1/2044	1,656,807	1,624,601
Pool # AS2947, 4.00%, 7/1/2044	38,693	37,221
Pool # AL9072, 5.00%, 7/1/2044	69,628	70,719
Pool # AL9569, 5.00%, 8/1/2044	100,930	102,201
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	35

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AX0152, 4.50%, 9/1/2044	25,093	24,999
Pool # BM4620, 3.00%, 10/1/2044	87,126	78,906
Pool # AS3867, 4.00%, 11/1/2044	10,556	10,154
Pool # FM1746, 3.50%, 1/1/2045	96,825	90,837
Pool # FM0015, 4.00%, 2/1/2045	99,244	96,520
Pool # MA2193, 4.50%, 2/1/2045	14,257	13,941
Pool # FM3414, 4.00%, 3/1/2045	624,351	597,625
Pool # BM3398, 3.50%, 4/1/2045	13,992	13,122
Pool # CA2709, 4.00%, 9/1/2045	1,213,910	1,166,416
Pool # AS5851, 4.50%, 9/1/2045	11,480	11,294
Pool # AS6184, 3.50%, 11/1/2045	132,533	123,759
Pool # BA0315, 3.50%, 11/1/2045	426,698	395,690
Pool # FM1869, 4.00%, 11/1/2045	63,912	61,291
Pool # BM4833, 3.00%, 12/1/2045	557,391	503,878
Pool # FM1708, 3.00%, 12/1/2045	39,693	35,925
Pool # BC0066, 3.50%, 12/1/2045	28,509	26,466
Pool # FM3413, 4.00%, 1/1/2046	78,993	76,466
Pool # FM2323, 4.00%, 2/1/2046	39,709	38,181
Pool # AL9128, 4.50%, 2/1/2046	19,456	19,249
Pool # AS6811, 3.00%, 3/1/2046	27,948	25,201
Pool # BM4834, 3.00%, 3/1/2046	28,947	26,199
Pool # FM1782, 4.00%, 3/1/2046	12,295	11,828
Pool # FM2195, 4.00%, 3/1/2046	29,658	28,517
Pool # AS7003, 3.00%, 4/1/2046	36,375	32,754
Pool # AS7198, 4.50%, 5/1/2046	105,382	103,676
Pool # BD0166, 2.50%, 6/1/2046	116,840	100,800
Pool # BM5168, 2.50%, 6/1/2046	25,093	21,650
Pool # BC6105, 3.50%, 6/1/2046	1,057,183	982,508
Pool # FM1780, 4.00%, 7/1/2046	681,302	653,077
Pool # AS7660, 2.50%, 8/1/2046	233,473	201,415
Pool # MA2730, 2.50%, 8/1/2046	32,477	27,897
Pool # FM3810, 3.00%, 10/1/2046	105,733	95,694
Pool # AL9385, 3.00%, 11/1/2046	50,572	45,444
Pool # MA2806, 3.00%, 11/1/2046	154,321	139,152
Pool # BM3288, 3.50%, 12/1/2046	21,751	20,220
Pool # BM4990, 2.50%, 1/1/2047	11,871	10,242
Pool # FM2807, 3.00%, 1/1/2047	81,382	73,552
Pool # 890856, 3.50%, 1/1/2047	127,060	118,282
Pool # FM3374, 3.50%, 1/1/2047	151,062	141,727
Pool # FM0041, 3.00%, 2/1/2047	598,287	537,625
Pool # BM5955, 4.00%, 2/1/2047	35,930	34,563
Pool # BM5270, 4.50%, 2/1/2047	16,343	16,225
Pool # BM4350, 3.00%, 3/1/2047	766,920	691,087
Pool # MA2920, 3.00%, 3/1/2047	7,708	6,918
Pool # FM3107, 3.50%, 3/1/2047	255,827	238,088
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AS9313, 4.00%, 3/1/2047	16,288	15,615
Pool # FM4735, 3.00%, 4/1/2047	158,628	141,265
Pool # FM6073, 4.00%, 4/1/2047	1,179,291	1,134,473
Pool # AS9480, 4.50%, 4/1/2047	28,746	28,388
Pool # FM1772, 4.50%, 5/1/2047	15,396	15,285
Pool # BD0667, 4.50%, 6/1/2047	391,793	382,266
Pool # AS9937, 3.00%, 7/1/2047	576,408	517,338
Pool # AS9946, 3.50%, 7/1/2047	42,156	39,130
Pool # BM1568, 3.50%, 7/1/2047	67,781	63,588
Pool # BH7375, 3.50%, 8/1/2047	46,728	43,295
Pool # CA0148, 4.50%, 8/1/2047	11,538	11,286
Pool # CA0850, 3.00%, 9/1/2047	34,243	30,650
Pool # MA3147, 3.00%, 10/1/2047	39,563	35,400
Pool # BM2003, 4.00%, 10/1/2047	156,357	149,557
Pool # BH9392, 3.50%, 11/1/2047	13,044	12,036
Pool # CA0681, 3.50%, 11/1/2047	221,831	207,144
Pool # FM0028, 3.00%, 12/1/2047	47,032	42,566
Pool # MA3209, 3.00%, 12/1/2047	271,605	242,940
Pool # FM1420, 3.50%, 12/1/2047	211,884	197,641
Pool # CA4015, 3.00%, 1/1/2048	9,421	8,427
Pool # BJ6154, 3.50%, 1/1/2048	166,518	154,101
Pool # MA3238, 3.50%, 1/1/2048	48,404	44,790
Pool # BJ5910, 3.50%, 2/1/2048	196,801	184,616
Pool # MA3305, 3.50%, 3/1/2048	779,188	719,082
Pool # FM3494, 2.50%, 4/1/2048	11,184	9,648
Pool # CA2687, 3.00%, 5/1/2048	22,747	20,445
Pool # BM4054, 4.00%, 5/1/2048	95,174	91,425
Pool # MA3425, 3.00%, 6/1/2048	32,798	29,255
Pool # BM4757, 3.50%, 7/1/2048	38,488	35,872
Pool # FM3438, 3.00%, 8/1/2048	678,520	609,476
Pool # BM2007, 4.00%, 9/1/2048	4,292	4,095
Pool # CA2368, 4.00%, 9/1/2048	27,781	26,511
Pool # MA3472, 5.00%, 9/1/2048	9,300	9,324
Pool # CA4655, 3.50%, 10/1/2048	89,267	82,860
Pool # MA3495, 4.00%, 10/1/2048	28,237	26,939
Pool # CA2432, 4.50%, 10/1/2048	52,482	51,762
Pool # FM7895, 3.50%, 11/1/2048	270,329	251,536
Pool # FM1248, 4.50%, 11/1/2048	16,498	16,185
Pool # CA2797, 4.50%, 12/1/2048	626,773	623,883
Pool # FM0030, 3.00%, 2/1/2049	50,728	45,591
Pool # FM6237, 3.50%, 4/1/2049	549,393	510,348
Pool # MA3637, 3.50%, 4/1/2049	17,554	16,168
Pool # MA3638, 4.00%, 4/1/2049	16,404	15,650
Pool # BN5418, 4.50%, 4/1/2049	20,683	20,260
Pool # MA3664, 4.00%, 5/1/2049	8,268	7,869
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # FM4074, 4.50%, 5/1/2049	286,710	282,774
Pool # CA4358, 3.50%, 7/1/2049	16,557	15,237
Pool # FM1672, 4.50%, 7/1/2049	779,938	771,681
Pool # MA3745, 3.50%, 8/1/2049	81,147	75,075
Pool # MA3746, 4.00%, 8/1/2049	12,284	11,670
Pool # FM1385, 5.00%, 8/1/2049	366,253	369,973
Pool # BO4012, 3.00%, 9/1/2049	109,198	97,061
Pool # FM1449, 3.50%, 9/1/2049	140,799	129,556
Pool # FM4430, 3.50%, 9/1/2049	549,378	506,532
Pool # FM3572, 4.50%, 9/1/2049	77,714	76,647
Pool # MA3803, 3.50%, 10/1/2049	39,351	36,395
Pool # MA3833, 2.50%, 11/1/2049	623,996	533,246
Pool # BK0350, 3.00%, 11/1/2049	817,807	730,897
Pool # MA3870, 2.50%, 12/1/2049	196,394	166,859
Pool # FM2363, 3.00%, 1/1/2050	1,636,647	1,467,636
Pool # MA3905, 3.00%, 1/1/2050	864,224	766,832
Pool # CA5021, 3.50%, 1/1/2050	36,749	33,777
Pool # FM5922, 3.50%, 1/1/2050	363,079	335,185
Pool # MA3906, 3.50%, 1/1/2050	36,656	33,706
Pool # CA5135, 2.50%, 2/1/2050	142,016	122,402
Pool # MA3936, 2.50%, 2/1/2050	143,951	122,614
Pool # FM2733, 2.50%, 3/1/2050	103,464	88,129
Pool # FM4883, 2.50%, 3/1/2050	1,992,608	1,697,888
Pool # FM4372, 3.50%, 3/1/2050	523,974	485,213
Pool # BP2403, 3.50%, 4/1/2050	256,898	234,723
Pool # BP5001, 2.50%, 5/1/2050	576,837	490,914
Pool # FM3257, 3.00%, 5/1/2050	240,991	216,356
Pool # BK2753, 2.50%, 7/1/2050	920,535	783,423
Pool # MA4078, 2.50%, 7/1/2050	353,276	300,945
Pool # BP6626, 2.00%, 8/1/2050	2,356,772	1,928,590
Pool # MA4100, 2.00%, 8/1/2050	1,107,548	908,155
Pool # BP9500, 2.50%, 8/1/2050	91,050	77,479
Pool # BQ0723, 3.50%, 8/1/2050	1,286,984	1,180,562
Pool # FM5750, 4.00%, 8/1/2050	334,127	316,003
Pool # MA4119, 2.00%, 9/1/2050	149,492	122,379
Pool # BK3044, 2.50%, 9/1/2050	774,457	658,859
Pool # BP6702, 2.50%, 9/1/2050	598,107	511,266
Pool # FM8260, 4.00%, 9/1/2050	552,762	532,821
Pool # MA4158, 2.00%, 10/1/2050	1,744,697	1,431,286
Pool # MA4159, 2.50%, 10/1/2050	583,290	496,168
Pool # MA4182, 2.00%, 11/1/2050	1,826,997	1,494,895
Pool # CA7603, 2.50%, 11/1/2050	316,877	270,274
Pool # MA4183, 2.50%, 11/1/2050	2,613,082	2,224,252
Pool # CA8222, 1.50%, 12/1/2050	1,481,706	1,148,322
Pool # MA4209, 1.50%, 12/1/2050	1,292,761	1,002,299
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # BQ5160, 2.00%, 12/1/2050	2,670,591	2,183,442
Pool # FM5849, 2.00%, 12/1/2050	898,864	735,279
Pool # MA4208, 2.00%, 12/1/2050	470,317	384,771
Pool # BR2807, 2.50%, 12/1/2050	1,295,598	1,103,164
Pool # MA4210, 2.50%, 12/1/2050	1,459,857	1,244,970
Pool # FM5597, 2.00%, 1/1/2051	222,015	181,540
Pool # FM6241, 2.00%, 1/1/2051	3,804,809	3,110,351
Pool # FM5854, 2.50%, 1/1/2051	177,893	151,284
Pool # MA4254, 1.50%, 2/1/2051	345,667	267,871
Pool # CA9190, 2.00%, 2/1/2051	850,678	695,327
Pool # FM6037, 2.00%, 2/1/2051	1,785,955	1,467,104
Pool # FM6126, 2.00%, 2/1/2051	216,693	177,209
Pool # MA4255, 2.00%, 2/1/2051	4,729,215	3,863,281
Pool # BR3515, 2.50%, 2/1/2051	165,146	140,417
Pool # FM6244, 2.00%, 3/1/2051	855,115	700,601
Pool # MA4281, 2.00%, 3/1/2051	259,900	212,465
Pool # FM6523, 2.50%, 3/1/2051	303,511	258,929
Pool # FM6764, 2.50%, 3/1/2051	864,815	735,332
Pool # FM6537, 2.00%, 4/1/2051	2,935,874	2,433,122
Pool # MA4306, 2.50%, 4/1/2051	252,730	214,407
Pool # FM7099, 3.00%, 4/1/2051	801,212	717,894
Pool # MA4325, 2.00%, 5/1/2051	2,341,846	1,913,695
Pool # FM7066, 2.50%, 5/1/2051	828,711	721,997
Pool # MA4354, 1.50%, 6/1/2051	1,499,856	1,161,129
Pool # MA4355, 2.00%, 6/1/2051	439,969	359,843
Pool # CB0727, 2.50%, 6/1/2051	1,466,203	1,248,326
Pool # FM7418, 2.50%, 6/1/2051	903,527	767,775
Pool # MA4356, 2.50%, 6/1/2051	3,499,873	2,971,838
Pool # MA4377, 1.50%, 7/1/2051	1,499,809	1,161,087
Pool # FM8194, 2.00%, 7/1/2051	370,185	302,528
Pool # MA4378, 2.00%, 7/1/2051	2,136,049	1,744,839
Pool # CB1027, 2.50%, 7/1/2051	271,804	230,651
Pool # MA4379, 2.50%, 7/1/2051	4,135,299	3,510,744
Pool # MA4380, 3.00%, 7/1/2051	223,427	197,088
Pool # FM8278, 3.50%, 7/1/2051	412,466	376,897
Pool # BT9030, 2.00%, 8/1/2051	185,769	151,670
Pool # MA4398, 2.00%, 8/1/2051	2,151,051	1,756,014
Pool # BR2236, 2.50%, 8/1/2051	267,257	226,763
Pool # BR2237, 2.50%, 8/1/2051	526,579	446,966
Pool # BR2258, 2.50%, 8/1/2051	169,934	144,265
Pool # CB1276, 2.50%, 8/1/2051	759,887	644,836
Pool # MA4399, 2.50%, 8/1/2051	1,451,457	1,232,015
Pool # MA4401, 3.50%, 8/1/2051	134,884	123,123
Pool # BT0240, 2.00%, 9/1/2051	182,497	149,029
Pool # MA4413, 2.00%, 9/1/2051	775,173	633,041
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	37

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA4414, 2.50%, 9/1/2051	522,636	443,521
Pool # MA4437, 2.00%, 10/1/2051	779,368	635,137
Pool # MA4438, 2.50%, 10/1/2051	532,965	452,192
Pool # CB1917, 3.00%, 10/1/2051	1,957,403	1,728,298
Pool # MA4464, 1.50%, 11/1/2051	564,554	436,614
Pool # MA4465, 2.00%, 11/1/2051	1,296,814	1,058,673
Pool # MA4492, 2.00%, 12/1/2051	3,013,975	2,460,817
Pool # FM9868, 2.50%, 12/1/2051	554,202	472,414
Pool # FM9870, 2.50%, 12/1/2051	560,972	477,729
Pool # MA4493, 2.50%, 12/1/2051	916,557	777,404
Pool # MA4511, 2.00%, 1/1/2052	845,059	689,251
Pool # MA4512, 2.50%, 1/1/2052	464,453	393,913
Pool # MA4513, 3.00%, 1/1/2052	1,999,676	1,762,592
Pool # MA4547, 2.00%, 2/1/2052	2,380,339	1,942,552
Pool # MA4548, 2.50%, 2/1/2052	468,792	397,631
Pool # MA4562, 2.00%, 3/1/2052	3,499,907	2,852,720
Pool # MA4577, 2.00%, 4/1/2052	5,493,354	4,476,502
Pool # MA4578, 2.50%, 4/1/2052	3,622,499	3,071,657
Pool # MA4579, 3.00%, 4/1/2052	1,076,076	947,471
Pool # MA4598, 2.50%, 5/1/2052	1,639,644	1,389,558
Pool # MA4600, 3.50%, 5/1/2052	2,267,251	2,065,180
Pool # MA4743, 2.50%, 8/1/2052	1,754,013	1,486,669
Pool # MA4699, 3.50%, 8/1/2052	2,000,460	1,821,654
Pool # MA4700, 4.00%, 8/1/2052	1,972,693	1,853,127
Pool # MA4733, 4.50%, 9/1/2052	996,629	960,771
Pool # MA4784, 4.50%, 10/1/2052	996,367	960,493
Pool # MA4805, 4.50%, 11/1/2052	1,193,073	1,150,118
Pool # MA4868, 5.00%, 1/1/2053	796,210	783,111
Pool # MA4869, 5.50%, 1/1/2053	524,346	523,795
Pool # MA4933, 3.50%, 2/1/2053	1,310,739	1,193,528
Pool # MA4918, 5.00%, 2/1/2053	1,993,717	1,961,218
Pool # MA4919, 5.50%, 2/1/2053	2,515,387	2,512,724
Pool # MA4920, 6.00%, 2/1/2053	2,774,884	2,808,661
Pool # MA4962, 4.00%, 3/1/2053	2,000,000	1,878,362
Pool # MA4943, 6.50%, 3/1/2053	1,190,000	1,221,159
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 1.50%, 3/25/2038 (a)	2,500,000	2,159,961
TBA, 3.00%, 3/25/2038 (a)	500,000	466,194
TBA, 3.50%, 3/25/2038 (a)	5,500,000	5,242,187
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 3/25/2053 (a)	13,500,000	10,993,799
TBA, 2.50%, 3/25/2053 (a)	12,100,000	10,248,605
TBA, 3.00%, 3/25/2053 (a)	13,900,000	12,224,670
TBA, 3.50%, 3/25/2053 (a)	5,400,000	4,915,266
TBA, 4.00%, 3/25/2053 (a)	9,351,000	8,776,790
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

TBA, 4.50%, 3/25/2053 (a)	4,866,000	4,688,087
TBA, 5.00%, 3/25/2053 (a)	3,600,000	3,538,688
TBA, 5.50%, 3/25/2053 (a)	1,500,000	1,497,422
GNMA I, 30 Year
Pool # 704155, 5.50%, 1/15/2039	16,807	17,131
Pool # 726769, 5.00%, 9/15/2039	13,245	13,294
Pool # 721340, 5.00%, 12/15/2039	46,995	47,054
Pool # 754439, 3.50%, 12/15/2041	106,966	101,251
Pool # 711674, 3.00%, 9/15/2042	45,267	41,772
Pool # 783748, 3.50%, 4/15/2043	63,002	59,666
Pool # 784660, 4.00%, 4/15/2043	5,503	5,329
Pool # AC2224, 3.50%, 6/15/2043	42,095	39,844
Pool # 785088, 3.50%, 7/15/2043	55,018	52,448
Pool # AJ4151, 4.00%, 9/15/2044	201,744	195,110
Pool # AL9314, 3.00%, 3/15/2045	39,709	35,758
Pool # 784664, 4.00%, 4/15/2045	21,189	20,720
Pool # AO0544, 3.00%, 8/15/2045	21,958	19,773
Pool # 627030, 3.00%, 12/15/2045	21,977	19,790
Pool # 784429, 3.00%, 8/15/2046	78,526	72,122
Pool # 784652, 4.00%, 11/15/2047	442,937	434,601
Pool # 784766, 3.50%, 3/15/2048	487,358	460,733
GNMA II, 15 Year
Pool # MA0513, 2.50%, 11/20/2027	52,920	50,228
Pool # MA4625, 3.50%, 8/20/2032	21,651	20,768
Pool # MA6906, 2.50%, 10/20/2035	372,791	338,729
GNMA II, 30 Year
Pool # 711773, 3.50%, 6/20/2033	52,508	48,289
Pool # 3459, 5.50%, 10/20/2033	46,158	47,373
Pool # AQ5932, 3.50%, 1/20/2036	69,793	64,177
Pool # 4222, 6.00%, 8/20/2038	8,587	9,057
Pool # 709148, 4.50%, 2/20/2039	28,460	27,768
Pool # 4446, 4.50%, 5/20/2039	2,620	2,614
Pool # 4467, 4.00%, 6/20/2039	12,053	11,691
Pool # 4468, 4.50%, 6/20/2039	2,340	2,335
Pool # 4494, 4.00%, 7/20/2039	13,186	12,790
Pool # 4495, 4.50%, 7/20/2039	10,152	10,131
Pool # 4519, 4.50%, 8/20/2039	3,754	3,746
Pool # 4558, 4.50%, 10/20/2039	3,179	3,173
Pool # 4576, 4.00%, 11/20/2039	6,151	5,967
Pool # 4598, 4.50%, 12/20/2039	6,232	6,219
Pool # 4617, 4.50%, 1/20/2040	3,393	3,386
Pool # 4636, 4.50%, 2/20/2040	4,875	4,865
Pool # 4656, 4.00%, 3/20/2040	9,899	9,602
Pool # 4677, 4.00%, 4/20/2040	26,456	25,661
Pool # 4678, 4.50%, 4/20/2040	1,174	1,171
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # 4695, 4.00%, 5/20/2040	2,906	2,819
Pool # 4696, 4.50%, 5/20/2040	1,174	1,171
Pool # 4712, 4.00%, 6/20/2040	4,432	4,301
Pool # 4800, 4.00%, 9/20/2040	4,729	4,587
Pool # 737727, 4.00%, 12/20/2040	41,526	40,023
Pool # 4945, 4.00%, 2/20/2041	10,137	9,832
Pool # 759342, 4.50%, 2/20/2041	211,886	208,418
Pool # 4950, 5.50%, 2/20/2041	18,920	19,653
Pool # 4976, 3.50%, 3/20/2041	11,777	11,109
Pool # 4977, 4.00%, 3/20/2041	18,506	17,951
Pool # 5016, 4.00%, 4/20/2041	7,250	7,032
Pool # 5054, 4.00%, 5/20/2041	11,369	11,028
Pool # 5114, 4.00%, 7/20/2041	1,486	1,441
Pool # 779497, 3.50%, 10/20/2041	7,723	7,148
Pool # 5233, 4.00%, 11/20/2041	1,824	1,770
Pool # 5258, 3.50%, 12/20/2041	110,958	104,584
Pool # 5259, 4.00%, 12/20/2041	6,991	6,781
Pool # 5279, 3.50%, 1/20/2042	20,602	19,419
Pool # 5330, 3.00%, 3/20/2042	13,538	12,392
Pool # 754406, 3.50%, 5/20/2042	51,806	47,850
Pool # MA0220, 3.50%, 7/20/2042	8,672	8,174
Pool # MA0318, 3.50%, 8/20/2042	120,694	113,761
Pool # 796468, 4.00%, 9/20/2042	18,299	17,749
Pool # AA6040, 3.00%, 1/20/2043	91,078	81,567
Pool # AD1584, 3.00%, 1/20/2043	117,136	104,649
Pool # AD2125, 3.50%, 1/20/2043	82,428	77,712
Pool # AA6054, 3.00%, 2/20/2043	184,117	165,233
Pool # AD1744, 3.00%, 2/20/2043	15,468	14,192
Pool # 783755, 3.00%, 4/20/2043	121,587	111,297
Pool # 783976, 3.50%, 4/20/2043	20,107	18,729
Pool # MA1012, 3.50%, 5/20/2043	102,944	97,148
Pool # MA1157, 3.50%, 7/20/2043	20,392	19,220
Pool # MA1284, 3.00%, 9/20/2043	16,338	14,972
Pool # 785065, 3.50%, 10/20/2043	208,719	191,964
Pool # MA1376, 4.00%, 10/20/2043	96,060	93,175
Pool # AI7106, 4.00%, 6/20/2044	29,904	28,775
Pool # 784026, 3.50%, 12/20/2044	183,679	172,212
Pool # MA2678, 3.50%, 3/20/2045	126,770	118,363
Pool # MA2679, 4.00%, 3/20/2045	44,210	42,813
Pool # MA2753, 3.00%, 4/20/2045	65,200	59,680
Pool # 626942, 3.00%, 5/20/2045	147,132	129,626
Pool # MA2825, 3.00%, 5/20/2045	164,943	150,982
Pool # MA2829, 5.00%, 5/20/2045	24,598	24,956
Pool # 784800, 3.00%, 6/20/2045	32,514	29,102
Pool # AM9881, 3.00%, 6/20/2045	21,220	19,020
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA3247, 5.00%, 11/20/2045	21,295	21,604
Pool # AO9442, 3.50%, 12/20/2045	19,213	17,936
Pool # 784119, 3.00%, 2/20/2046	142,297	129,667
Pool # MA3458, 5.50%, 2/20/2046	30,022	31,185
Pool # MA3520, 3.00%, 3/20/2046	384,571	350,255
Pool # MA3735, 3.00%, 6/20/2046	263,138	239,075
Pool # AT7138, 3.50%, 6/20/2046	271,002	244,161
Pool # MA3935, 2.50%, 9/20/2046	69,992	61,593
Pool # 784768, 3.00%, 9/20/2046	75,673	68,679
Pool # AT8215, 3.00%, 9/20/2046	22,281	20,021
Pool # MA4002, 2.50%, 10/20/2046	380,818	335,169
Pool # AW0199, 3.00%, 10/20/2046	49,927	44,817
Pool # MA4068, 3.00%, 11/20/2046	11,136	10,111
Pool # MA4072, 5.00%, 11/20/2046	24,489	24,844
Pool # MA4125, 2.50%, 12/20/2046	349,206	307,325
Pool # MA4126, 3.00%, 12/20/2046	52,328	47,489
Pool # MA4260, 2.50%, 2/20/2047	61,594	54,200
Pool # AZ3119, 3.50%, 3/20/2047	30,219	27,780
Pool # AZ7084, 3.50%, 4/20/2047	92,136	85,311
Pool # MA4511, 4.00%, 6/20/2047	163,284	156,564
Pool # BA5041, 5.00%, 6/20/2047	95,958	96,213
Pool # MA4584, 2.50%, 7/20/2047	82,993	73,030
Pool # MA4718, 3.00%, 9/20/2047	7,184	6,497
Pool # MA4721, 4.50%, 9/20/2047	30,567	30,172
Pool # MA4836, 3.00%, 11/20/2047	347,711	315,721
Pool # BC2742, 3.50%, 11/20/2047	640,968	586,855
Pool # BD6940, 3.50%, 12/20/2047	153	138
Pool # MA4900, 3.50%, 12/20/2047	85,148	79,447
Pool # MA5019, 3.50%, 2/20/2048	221,662	206,827
Pool # MA5077, 3.50%, 3/20/2048	33,003	30,753
Pool # MA5138, 4.50%, 4/20/2048	12,966	12,758
Pool # 785033, 3.50%, 5/20/2048	208,664	199,056
Pool # MA5194, 5.00%, 5/20/2048	80,491	80,754
Pool # MA5329, 3.50%, 7/20/2048	7,947	7,405
Pool # MA5468, 5.00%, 9/20/2048	6,190	6,197
Pool # MA5527, 3.50%, 10/20/2048	29,129	27,155
Pool # MA5595, 4.00%, 11/20/2048	36,228	34,651
Pool # BJ6759, 4.50%, 11/20/2048	305,738	298,123
Pool # MA5650, 3.50%, 12/20/2048	11,958	11,143
Pool # MA5651, 4.00%, 12/20/2048	173,205	164,794
Pool # MA5709, 3.50%, 1/20/2049	82,741	77,174
Pool # BI6473, 4.00%, 1/20/2049	709,870	688,057
Pool # BJ9901, 3.00%, 2/20/2049	55,958	50,073
Pool # MA5930, 3.50%, 5/20/2049	10,767	9,997
Pool # MA5983, 2.50%, 6/20/2049	118,540	104,337
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	39

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # MA5985, 3.50%, 6/20/2049	43,028	39,736
Pool # MA5987, 4.50%, 6/20/2049	37,730	36,863
Pool # MA5988, 5.00%, 6/20/2049	7,120	7,121
Pool # MA6039, 3.50%, 7/20/2049	72,183	67,013
Pool # BM5450, 4.50%, 7/20/2049	73,344	71,343
Pool # MA6220, 4.00%, 10/20/2049	187,294	177,558
Pool # BR4627, 3.00%, 11/20/2049	495,613	444,409
Pool # 785067, 3.50%, 12/20/2049	391,577	352,213
Pool # MA6478, 5.00%, 2/20/2050	24,663	24,765
Pool # MA6542, 3.50%, 3/20/2050	239,148	223,438
Pool # MA6545, 5.00%, 3/20/2050	28,137	28,259
Pool # BV1348, 2.50%, 6/20/2050	49,315	41,147
Pool # MA6709, 2.50%, 6/20/2050	708,033	617,406
Pool # MA6818, 2.00%, 8/20/2050	1,321,033	1,116,558
Pool # BY8818, 2.00%, 10/20/2050	553,827	461,571
Pool # 785401, 2.50%, 10/20/2050	748,326	628,451
Pool # MA6994, 2.00%, 11/20/2050	1,452,758	1,225,225
Pool # BY8832, 2.50%, 11/20/2050	466,786	393,436
Pool # MA7051, 2.00%, 12/20/2050	2,252,727	1,898,568
Pool # CA4485, 2.50%, 12/20/2050	545,291	455,677
Pool # MA7052, 2.50%, 12/20/2050	923,855	802,958
Pool # MA7055, 4.00%, 12/20/2050	241,204	228,911
Pool # MA7135, 2.00%, 1/20/2051	2,575,903	2,171,411
Pool # MA7254, 2.00%, 3/20/2051	1,115,749	940,959
Pool # MA7311, 2.00%, 4/20/2051	2,641,280	2,226,136
Pool # 785449, 3.00%, 4/20/2051	294,481	263,719
Pool # MA7367, 2.50%, 5/20/2051	1,517,642	1,317,064
Pool # MA7368, 3.00%, 5/20/2051	465,377	417,599
Pool # MA7417, 2.00%, 6/20/2051	3,061,041	2,578,328
Pool # MA7418, 2.50%, 6/20/2051	1,675,157	1,452,972
Pool # MA7420, 3.50%, 6/20/2051	422,678	391,441
Pool # MA7471, 2.00%, 7/20/2051	2,498,713	2,102,730
Pool # MA7472, 2.50%, 7/20/2051	807,290	699,839
Pool # MA7473, 3.00%, 7/20/2051	506,108	454,243
Pool # MA7533, 2.00%, 8/20/2051	1,041,184	874,195
Pool # MA7588, 2.00%, 9/20/2051	1,058,722	888,612
Pool # MA7589, 2.50%, 9/20/2051	438,135	379,614
Pool # MA7766, 2.00%, 12/20/2051	2,309,044	1,936,202
Pool # MA7826, 2.00%, 1/20/2052	466,300	390,931
Pool # 785881, 2.50%, 1/20/2052	2,057,442	1,718,612
Pool # 785945, 3.00%, 2/20/2052	944,532	845,776
Pool # 786017, 3.00%, 3/20/2052	961,849	861,860
Pool # MA7937, 3.00%, 3/20/2052	940,979	841,816
Pool # MA7986, 2.00%, 4/20/2052	1,143,136	958,403
Pool # MA7987, 2.50%, 4/20/2052	1,989,734	1,721,178
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # MA7988, 3.00%, 4/20/2052	955,359	854,564
Pool # MA8043, 3.00%, 5/20/2052	1,965,041	1,754,680
Pool # MA8267, 4.00%, 9/20/2052	1,186,300	1,121,245
Pool # MA8269, 5.00%, 9/20/2052	641,982	635,200
Pool # MA8270, 5.50%, 9/20/2052	990,635	995,211
GNMA II, Single Family, 30 Year
TBA, 2.50%, 3/15/2052 (a)	6,300,000	5,447,531
TBA, 4.00%, 3/15/2052 (a)	1,600,000	1,511,563
TBA, 2.00%, 3/15/2053 (a)	1,400,000	1,173,348
TBA, 3.00%, 3/15/2053 (a)	3,700,000	3,302,611
TBA, 3.50%, 3/15/2053 (a)	600,000	551,320
TBA, 4.50%, 3/15/2053 (a)	2,200,000	2,133,055
TBA, 5.00%, 3/15/2053 (a)	1,250,000	1,234,961
Total Mortgage-Backed Securities (Cost $406,461,648)		362,631,667
Corporate Bonds — 24.6%
Aerospace & Defense — 0.5%
Boeing Co. (The)
3.25%, 3/1/2028	2,439,000	2,218,450
3.63%, 3/1/2048	803,000	548,979
Hexcel Corp. 4.95%, 8/15/2025 (b)	167,000	162,696
Huntington Ingalls Industries, Inc. 2.04%, 8/16/2028	166,000	137,451
L3Harris Technologies, Inc.
1.80%, 1/15/2031	100,000	77,985
4.85%, 4/27/2035	166,000	157,713
Lockheed Martin Corp.
5.10%, 11/15/2027	728,000	737,674
1.85%, 6/15/2030	816,000	667,356
4.50%, 5/15/2036	357,000	340,460
Northrop Grumman Corp. 5.25%, 5/1/2050	272,000	268,294
Precision Castparts Corp. 4.38%, 6/15/2045	82,000	73,348
Raytheon Technologies Corp. 3.03%, 3/15/2052	961,000	663,846
		6,054,252
Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc. 4.20%, 4/15/2028	144,000	137,099
FedEx Corp. 3.88%, 8/1/2042	992,000	767,824
GXO Logistics, Inc. 1.65%, 7/15/2026	164,000	140,660
United Parcel Service, Inc.
5.20%, 4/1/2040	98,000	98,812
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Air Freight & Logistics — continued
3.75%, 11/15/2047	300,000	246,093
3.40%, 9/1/2049	465,000	360,714
		1,751,202
Auto Components — 0.0% ^
Aptiv plc 3.10%, 12/1/2051	213,000	128,263
BorgWarner, Inc. 4.38%, 3/15/2045	60,000	46,650
Lear Corp. 5.25%, 5/15/2049	85,000	71,783
Magna International, Inc. (Canada) 4.15%, 10/1/2025	300,000	290,599
		537,295
Automobiles — 0.1%
General Motors Co. 5.00%, 4/1/2035	1,006,000	893,185
Harley-Davidson, Inc. 4.63%, 7/28/2045	39,000	30,199
Mercedes-Benz Finance North America LLC (Germany) 8.50%, 1/18/2031	152,000	188,051
Toyota Motor Corp. (Japan) 0.68%, 3/25/2024	28,000	26,689
		1,138,124
Banks — 4.6%
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.22%, 11/22/2032 (c)	200,000	154,384
Bank of America Corp.
4.00%, 1/22/2025	141,000	137,389
(SOFR + 0.91%), 0.98%, 9/25/2025 (c)	349,000	323,839
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (c)	622,000	590,203
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (c)	67,000	62,417
3.50%, 4/19/2026	2,346,000	2,240,806
(SOFR + 1.15%), 1.32%, 6/19/2026 (c)	50,000	45,348
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (c)	250,000	228,806
(SOFR + 1.37%), 1.92%, 10/24/2031 (c)	350,000	271,493
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (c)	2,699,000	2,196,232
5.00%, 1/21/2044	2,439,000	2,312,800
Bank of Montreal (Canada)
5.20%, 12/12/2024	10,000	9,975
1.50%, 1/10/2025	2,447,000	2,280,112
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.40%), 3.09%, 1/10/2037 (c) (d)	60,000	47,085
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.00%), 5.75%, 8/9/2033 (c)	1,004,000	969,171
Canadian Imperial Bank of Commerce (Canada)
3.10%, 4/2/2024	100,000	97,532
1.00%, 10/18/2024	2,043,000	1,903,492
Capital One NA (SOFR + 0.91%), 2.28%, 1/28/2026 (c)	300,000	281,197
Citigroup, Inc.
4.40%, 6/10/2025	97,000	94,902
(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	350,000	332,319
(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	760,000	647,715
6.63%, 6/15/2032	77,000	81,281
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	2,781,000	2,193,758
(SOFR + 2.09%), 4.91%, 5/24/2033 (c)	500,000	474,808
(SOFR + 2.34%), 6.27%, 11/17/2033 (c)	1,500,000	1,573,985
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	290,000	238,505
Citizens Financial Group, Inc. 3.25%, 4/30/2030	284,000	248,050
Comerica Bank 4.00%, 7/27/2025	463,000	445,622
Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	267,000	250,698
Discover Bank 4.25%, 3/13/2026	250,000	239,937
Fifth Third Bancorp
2.38%, 1/28/2025	1,755,000	1,657,434
(SOFR + 1.66%), 4.34%, 4/25/2033 (c)	270,000	248,755
First Horizon Corp. 4.00%, 5/26/2025	391,000	378,297
First-Citizens Bank & Trust Co. (3-MONTH CME TERM SOFR + 1.72%), 2.97%, 9/27/2025 (c)	454,000	431,262
Goldman Sachs Capital I 6.35%, 2/15/2034	50,000	52,287
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	355,000	325,487
(SOFR + 2.39%), 2.85%, 6/4/2031 (c)	2,720,000	2,236,239
6.10%, 1/14/2042	183,000	195,351
Huntington National Bank (The) (SOFRINDX + 1.65%), 4.55%, 5/17/2028 (c)	469,000	453,628
ING Groep NV (Netherlands) 3.95%, 3/29/2027	700,000	663,178
Intesa Sanpaolo SpA (Italy) 5.25%, 1/12/2024	680,000	676,956
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	41

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
KeyCorp 2.25%, 4/6/2027	743,000	661,380
Korea Development Bank (The) (South Korea)
1.38%, 4/25/2027	882,000	767,359
1.63%, 1/19/2031	200,000	158,992
Kreditanstalt fuer Wiederaufbau (Germany)
0.50%, 9/20/2024	500,000	466,132
2.00%, 5/2/2025	75,000	70,690
1.00%, 10/1/2026	468,000	414,819
1.75%, 9/14/2029	1,000,000	863,963
Zero Coupon, 6/29/2037	1,193,000	655,820
Landwirtschaftliche Rentenbank (Germany)
0.88%, 3/30/2026	170,000	152,012
0.88%, 9/3/2030	964,000	757,866
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.37%, 12/14/2046 (c)	432,000	293,042
Mizuho Financial Group, Inc. (Japan) (SOFR + 1.77%), 2.20%, 7/10/2031 (c)	603,000	478,377
National Australia Bank Ltd. (Australia) 2.50%, 7/12/2026	315,000	289,151
National Bank of Canada (Canada) Series FXD, 0.75%, 8/6/2024	250,000	234,114
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (c)	1,179,000	1,168,835
4.80%, 4/5/2026	300,000	292,203
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	716,000	645,405
Oesterreichische Kontrollbank AG (Austria)
0.50%, 9/16/2024	16,000	14,911
1.50%, 2/12/2025	150,000	140,428
0.38%, 9/17/2025	19,000	17,039
0.50%, 2/2/2026	649,000	575,673
PNC Bank NA 3.10%, 10/25/2027	315,000	292,816
Regions Financial Corp. 2.25%, 5/18/2025	976,000	912,029
Royal Bank of Canada (Canada)
2.55%, 7/16/2024	2,127,000	2,049,588
2.25%, 11/1/2024	1,154,000	1,098,345
Series FXD, 2.05%, 1/21/2027 (e)	477,000	427,384
3.88%, 5/4/2032	178,000	160,880
Santander Holdings USA, Inc. 3.45%, 6/2/2025	730,000	694,756
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Santander UK Group Holdings plc (United Kingdom) (SOFR + 2.75%), 6.83%, 11/21/2026 (c)	486,000	494,379
Santander UK plc (United Kingdom) 2.88%, 6/18/2024	1,476,000	1,424,625
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.95%, 1/12/2026	2,962,000	2,616,757
3.78%, 3/9/2026	182,000	173,857
3.01%, 10/19/2026	141,000	129,754
3.45%, 1/11/2027	779,000	726,238
2.14%, 9/23/2030 (d)	90,000	70,564
SVB Financial Group
1.80%, 10/28/2026 (e)	374,000	326,475
2.10%, 5/15/2028	10,000	8,401
Synovus Financial Corp. 5.20%, 8/11/2025	202,000	198,729
Toronto-Dominion Bank (The) (Canada)
2.65%, 6/12/2024	856,000	827,667
0.75%, 1/6/2026	2,744,000	2,421,676
Truist Bank 2.15%, 12/6/2024	400,000	379,422
Truist Financial Corp.
(SOFR + 0.86%), 1.89%, 6/7/2029 (c)	946,000	798,230
1.95%, 6/5/2030 (e)	150,000	121,377
US Bancorp
1.38%, 7/22/2030	356,000	276,006
(SOFR + 1.02%), 2.68%, 1/27/2033 (c) (e)	581,000	479,467
Valley National Bancorp (3-MONTH CME TERM SOFR + 2.36%), 3.00%, 6/15/2031 (c)	53,000	46,872
Webster Financial Corp. 4.10%, 3/25/2029	83,000	76,344
Wells Fargo & Co.
(SOFR + 1.09%), 2.41%, 10/30/2025 (c)	368,000	349,028
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	242,000	226,569
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (c) (e)	2,584,000	2,198,634
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	175,000	127,284
3.90%, 5/1/2045	814,000	645,939
4.75%, 12/7/2046	1,056,000	904,861
Western Alliance Bancorp (3-MONTH CME TERM SOFR + 2.25%), 3.00%, 6/15/2031 (c)	65,000	56,592
Westpac Banking Corp. (Australia)
2.35%, 2/19/2025	101,000	95,601
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c) (d)	200,000	186,049
3.13%, 11/18/2041	578,000	396,361
Wintrust Financial Corp. 4.85%, 6/6/2029	59,000	53,785
		59,884,287
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.95%, 1/15/2042	146,000	136,321
4.50%, 6/1/2050	10,000	8,805
4.75%, 4/15/2058	1,421,000	1,268,901
Brown-Forman Corp. 3.50%, 4/15/2025	111,000	107,432
Coca-Cola Co. (The)
1.75%, 9/6/2024	409,000	392,871
1.65%, 6/1/2030	13,000	10,534
2.50%, 6/1/2040	500,000	363,131
3.00%, 3/5/2051	571,000	416,069
Constellation Brands, Inc. 3.60%, 2/15/2028	934,000	865,228
Diageo Capital plc (United Kingdom) 1.38%, 9/29/2025	200,000	181,947
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	180,000	136,858
Keurig Dr. Pepper, Inc. 3.95%, 4/15/2029	901,000	833,266
Molson Coors Beverage Co. 5.00%, 5/1/2042	173,000	154,789
PepsiCo, Inc.
2.75%, 4/30/2025	250,000	238,692
2.75%, 10/21/2051	10,000	6,939
		5,121,783
Biotechnology — 0.4%
AbbVie, Inc.
4.50%, 5/14/2035	98,000	90,887
4.45%, 5/14/2046	21,000	17,978
4.25%, 11/21/2049	1,219,000	1,014,473
Amgen, Inc.
3.20%, 11/2/2027 (e)	2,148,000	1,985,581
2.30%, 2/25/2031	750,000	607,554
4.56%, 6/15/2048	200,000	171,872
3.38%, 2/21/2050	100,000	69,721
4.66%, 6/15/2051	171,000	147,650
Biogen, Inc. 2.25%, 5/1/2030	522,000	422,809
Gilead Sciences, Inc.
4.00%, 9/1/2036	803,000	707,619
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Biotechnology — continued
4.75%, 3/1/2046	15,000	13,570
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	200,000	155,696
		5,405,410
Building Products — 0.1%
Carrier Global Corp. 3.58%, 4/5/2050	351,000	253,033
Fortune Brands Innovations, Inc.
3.25%, 9/15/2029	10,000	8,519
4.00%, 3/25/2032	128,000	110,957
Johnson Controls International plc 4.50%, 2/15/2047	162,000	137,812
Masco Corp. 2.00%, 2/15/2031	203,000	157,120
Owens Corning 4.30%, 7/15/2047	108,000	86,181
		753,622
Capital Markets — 1.7%
Ameriprise Financial, Inc. 3.00%, 4/2/2025	133,000	127,229
Ares Capital Corp.
3.88%, 1/15/2026	27,000	25,056
2.15%, 7/15/2026	100,000	86,279
3.20%, 11/15/2031 (e)	165,000	125,695
Bank of New York Mellon Corp. (The)
3.40%, 5/15/2024	100,000	97,822
0.75%, 1/28/2026	2,551,000	2,262,173
Barings BDC, Inc. 3.30%, 11/23/2026	72,000	63,741
BGC Partners, Inc. 3.75%, 10/1/2024	175,000	167,216
BlackRock TCP Capital Corp. 2.85%, 2/9/2026	106,000	96,168
BlackRock, Inc. 2.40%, 4/30/2030	198,000	168,599
Blackstone Secured Lending Fund
2.75%, 9/16/2026	203,000	176,785
2.13%, 2/15/2027	10,000	8,417
Cboe Global Markets, Inc. 1.63%, 12/15/2030	144,000	113,124
Charles Schwab Corp. (The)
2.00%, 3/20/2028 (e)	987,000	860,620
3.25%, 5/22/2029	60,000	54,410
CI Financial Corp. (Canada) 3.20%, 12/17/2030	146,000	110,496
CME Group, Inc.
3.00%, 3/15/2025	363,000	349,812
4.15%, 6/15/2048	144,000	128,190
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	479,000	490,778
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	43

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	167,000	163,327
1.69%, 3/19/2026	554,000	497,191
(SOFR + 1.22%), 2.31%, 11/16/2027 (c)	325,000	282,429
FactSet Research Systems, Inc. 2.90%, 3/1/2027	239,000	220,120
FS KKR Capital Corp.
2.63%, 1/15/2027 (e)	195,000	165,068
3.25%, 7/15/2027	10,000	8,561
Goldman Sachs BDC, Inc. 3.75%, 2/10/2025 (e)	334,000	321,763
Goldman Sachs Group, Inc. (The)
3.85%, 7/8/2024	50,000	48,944
3.50%, 1/23/2025	362,000	349,825
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	83,000	79,789
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	2,482,000	2,218,701
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (c)	134,000	122,869
(SOFR + 1.25%), 2.38%, 7/21/2032 (c)	2,548,000	2,002,305
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	155,000	134,341
(SOFR + 1.51%), 3.21%, 4/22/2042 (c)	294,000	213,216
Intercontinental Exchange, Inc.
1.85%, 9/15/2032	205,000	153,787
2.65%, 9/15/2040	642,000	451,363
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	256,000	252,302
Lazard Group LLC 3.75%, 2/13/2025	537,000	518,216
Moody's Corp. 3.10%, 11/29/2061	174,000	108,230
Morgan Stanley
(SOFR + 0.46%), 5.02%, 1/25/2024 (c)	877,000	876,552
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	577,000	537,369
(SOFR + 1.14%), 2.70%, 1/22/2031 (c)	300,000	250,588
(SOFR + 3.12%), 3.62%, 4/1/2031 (c)	2,479,000	2,193,794
(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	1,178,000	895,894
(SOFR + 1.02%), 1.93%, 4/28/2032 (c)	350,000	267,727
(SOFR + 1.36%), 2.48%, 9/16/2036 (c)	350,000	260,946
4.30%, 1/27/2045	330,000	283,790
(SOFR + 4.84%), 5.60%, 3/24/2051 (c)	128,000	132,317
(SOFR + 1.43%), 2.80%, 1/25/2052 (c)	54,000	34,775
Morgan Stanley Direct Lending Fund 4.50%, 2/11/2027	97,000	91,205
Nasdaq, Inc.
3.85%, 6/30/2026	519,000	496,924
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
1.65%, 1/15/2031	236,000	180,520
Nomura Holdings, Inc. (Japan) 2.61%, 7/14/2031	294,000	230,766
Owl Rock Capital Corp. 2.63%, 1/15/2027	210,000	178,401
Owl Rock Capital Corp. III 3.13%, 4/13/2027	62,000	52,140
OWL Rock Core Income Corp. 3.13%, 9/23/2026	147,000	127,319
Owl Rock Technology Finance Corp. 2.50%, 1/15/2027	61,000	49,859
Prospect Capital Corp. 3.36%, 11/15/2026	100,000	86,429
Raymond James Financial, Inc.
4.65%, 4/1/2030	189,000	181,519
4.95%, 7/15/2046	40,000	36,494
S&P Global, Inc.
3.25%, 12/1/2049	308,000	225,801
2.30%, 8/15/2060	500,000	276,209
State Street Corp.
(SOFR + 0.94%), 2.35%, 11/1/2025 (c)	400,000	380,423
(SOFR + 1.57%), 4.82%, 1/26/2034 (c)	309,000	298,216
(SOFR + 1.49%), 3.03%, 11/1/2034 (c)	100,000	85,484
Stifel Financial Corp.
4.25%, 7/18/2024	12,000	11,787
4.00%, 5/15/2030	65,000	57,445
		22,605,650
Chemicals — 0.3%
Albemarle Corp.
5.05%, 6/1/2032	10,000	9,511
5.45%, 12/1/2044	83,000	76,644
Cabot Corp. 4.00%, 7/1/2029	104,000	93,685
CF Industries, Inc. 5.38%, 3/15/2044	113,000	99,729
Dow Chemical Co. (The)
2.10%, 11/15/2030 (e)	250,000	202,017
5.25%, 11/15/2041	480,000	451,362
Ecolab, Inc. 2.13%, 8/15/2050	282,000	160,876
EI du Pont de Nemours and Co. 1.70%, 7/15/2025	613,000	565,039
FMC Corp. 3.45%, 10/1/2029	174,000	153,784
Huntsman International LLC 4.50%, 5/1/2029	112,000	102,094
International Flavors & Fragrances, Inc. 4.38%, 6/1/2047	95,000	71,955
LYB International Finance III LLC
4.20%, 10/15/2049	359,000	270,574
3.63%, 4/1/2051	299,000	204,931
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
NewMarket Corp. 2.70%, 3/18/2031	69,000	55,503
RPM International, Inc.
4.55%, 3/1/2029	10,000	9,276
2.95%, 1/15/2032	119,000	93,959
Sherwin-Williams Co. (The)
4.00%, 12/15/2042	252,000	200,271
4.50%, 6/1/2047	492,000	413,112
Westlake Corp.
5.00%, 8/15/2046	140,000	118,023
4.38%, 11/15/2047	367,000	287,211
		3,639,556
Commercial Services & Supplies — 0.1%
California Endowment (The) Series 2021, 2.50%, 4/1/2051	67,000	43,417
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	70,000	42,640
Rockefeller Foundation (The) Series 2020, 2.49%, 10/1/2050	87,000	56,812
Waste Connections, Inc. 4.20%, 1/15/2033 (d)	283,000	261,494
Waste Management, Inc.
1.50%, 3/15/2031	499,000	384,384
2.95%, 6/1/2041	246,000	181,558
2.50%, 11/15/2050	233,000	145,606
		1,115,911
Communications Equipment — 0.2%
Cisco Systems, Inc.
2.95%, 2/28/2026	2,355,000	2,230,753
2.50%, 9/20/2026	372,000	344,102
5.90%, 2/15/2039	12,000	13,139
		2,587,994
Construction & Engineering — 0.0% ^
Quanta Services, Inc. 2.35%, 1/15/2032	149,000	113,806
Valmont Industries, Inc. 5.25%, 10/1/2054	48,000	41,899
		155,705
Construction Materials — 0.0% ^
Eagle Materials, Inc. 2.50%, 7/1/2031	87,000	68,111
Vulcan Materials Co. 4.70%, 3/1/2048	96,000	84,358
		152,469
Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland)
3.50%, 1/15/2025	250,000	238,170
4.45%, 10/1/2025	150,000	143,999
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
3.65%, 7/21/2027	150,000	135,784
3.88%, 1/23/2028	350,000	316,878
3.30%, 1/30/2032	455,000	364,183
Ally Financial, Inc.
1.45%, 10/2/2023	712,600	693,510
2.20%, 11/2/2028	426,000	346,991
American Express Co.
3.70%, 8/3/2023	976,000	969,281
4.20%, 11/6/2025	584,000	571,262
1.65%, 11/4/2026	1,096,000	969,045
American Honda Finance Corp. 1.80%, 1/13/2031	327,000	261,380
Capital One Financial Corp. 3.75%, 7/28/2026	1,493,000	1,403,146
Caterpillar Financial Services Corp. 0.80%, 11/13/2025	1,500,000	1,344,159
Discover Financial Services
3.95%, 11/6/2024	1,326,000	1,290,987
3.75%, 3/4/2025	465,000	447,700
John Deere Capital Corp. 4.75%, 1/20/2028	1,000,000	995,150
PACCAR Financial Corp. 3.55%, 8/11/2025	881,000	852,171
Synchrony Financial 4.50%, 7/23/2025	689,000	663,541
Toyota Motor Credit Corp.
3.05%, 1/11/2028	500,000	460,115
1.65%, 1/10/2031	696,000	552,976
		13,020,428
Containers & Packaging — 0.1%
AptarGroup, Inc. 3.60%, 3/15/2032	63,000	53,112
Avery Dennison Corp. 4.88%, 12/6/2028	201,000	197,398
International Paper Co. 5.15%, 5/15/2046	195,000	178,502
Packaging Corp. of America 3.00%, 12/15/2029	220,000	189,430
Sonoco Products Co. 3.13%, 5/1/2030	199,000	171,269
WestRock MWV LLC 7.95%, 2/15/2031	166,000	188,574
		978,285
Diversified Consumer Services — 0.2%
American University (The) Series 2019, 3.67%, 4/1/2049	63,000	50,192
Brown University Series A, 2.92%, 9/1/2050	82,000	60,006
California Institute of Technology 4.70%, 11/1/2111	58,000	51,045
Case Western Reserve University Series 22-C, 5.41%, 6/1/2122	29,000	28,011
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	45

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Consumer Services — continued
Claremont Mckenna College 3.78%, 1/1/2122	33,000	22,432
Duke University Series 2020, 2.68%, 10/1/2044	142,000	105,476
Emory University Series 2020, 2.14%, 9/1/2030	161,000	134,112
George Washington University (The) Series 2018, 4.13%, 9/15/2048	104,000	89,635
Georgetown University (The)
Series B, 4.32%, 4/1/2049	10,000	8,556
Series 20A, 2.94%, 4/1/2050	90,000	59,720
Howard University Series 22A, 5.21%, 10/1/2052	36,000	29,468
Johns Hopkins University Series 2013, 4.08%, 7/1/2053	76,000	65,996
Massachusetts Institute of Technology Series F, 2.99%, 7/1/2050	478,000	355,575
Northeastern University Series 2020, 2.89%, 10/1/2050	55,000	37,617
Northwestern University 4.64%, 12/1/2044	105,000	101,198
President and Fellows of Harvard College 3.15%, 7/15/2046	206,000	159,874
Thomas Jefferson University 3.85%, 11/1/2057	49,000	36,317
Trustees of Boston College 3.13%, 7/1/2052	53,000	37,857
Trustees of Boston University Series CC, 4.06%, 10/1/2048	54,000	47,582
Trustees of Princeton University (The) Series 2020, 2.52%, 7/1/2050	145,000	99,131
Trustees of the University of Pennsylvania (The) 3.61%, 2/15/2119	816,000	567,892
University of Chicago (The)
Series 20B, 2.76%, 4/1/2045	10,000	7,698
Series C, 2.55%, 4/1/2050	121,000	84,330
University of Miami Series 2022, 4.06%, 4/1/2052	58,000	48,958
University of Notre Dame du Lac Series 2015, 3.44%, 2/15/2045	99,000	80,501
University of Southern California 5.25%, 10/1/2111	66,000	66,128
Washington University (The) Series 2022, 3.52%, 4/15/2054	128,000	102,343
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Consumer Services — continued
William Marsh Rice University 3.77%, 5/15/2055	70,000	58,899
Yale University Series 2020, 2.40%, 4/15/2050	106,000	69,228
		2,665,777
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. 4.50%, 2/11/2043	35,000	32,360
Block Financial LLC 3.88%, 8/15/2030	96,000	84,073
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (c) (f)	250,000	246,303
Equitable Holdings, Inc. 4.35%, 4/20/2028	513,000	487,630
Jackson Financial, Inc. 4.00%, 11/23/2051	68,000	45,570
National Rural Utilities Cooperative Finance Corp.
Series D, 1.00%, 10/18/2024	949,000	884,045
4.02%, 11/1/2032	13,000	11,860
Shell International Finance BV (Netherlands) 6.38%, 12/15/2038	782,000	867,183
Voya Financial, Inc. 5.70%, 7/15/2043	77,000	73,922
		2,732,946
Diversified Telecommunication Services — 0.7%
AT&T, Inc.
4.50%, 5/15/2035	747,000	671,451
5.35%, 9/1/2040	720,000	685,433
4.65%, 6/1/2044	400,000	341,122
4.35%, 6/15/2045	400,000	325,335
5.15%, 11/15/2046	59,000	53,700
4.55%, 3/9/2049	400,000	331,190
3.65%, 6/1/2051	490,000	350,109
3.80%, 12/1/2057	10,000	7,020
3.85%, 6/1/2060	250,000	174,731
Bell Canada (The) (Canada) Series US-5, 2.15%, 2/15/2032	474,000	372,072
British Telecommunications plc (United Kingdom) 9.62%, 12/15/2030 (b)	174,000	210,294
Deutsche Telekom International Finance BV (Germany) 9.25%, 6/1/2032	186,000	235,573
Koninklijke KPN NV (Netherlands) 8.38%, 10/1/2030	66,000	77,021
Orange SA (France) 5.38%, 1/13/2042	189,000	186,790
Telefonica Emisiones SA (Spain)
4.10%, 3/8/2027	1,243,000	1,177,299
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
7.05%, 6/20/2036	11,000	11,591
TELUS Corp. (Canada) 3.40%, 5/13/2032	215,000	182,575
Verizon Communications, Inc.
4.33%, 9/21/2028	231,000	221,163
1.50%, 9/18/2030	470,000	363,895
1.75%, 1/20/2031	3,324,000	2,564,253
4.86%, 8/21/2046	150,000	135,234
5.01%, 8/21/2054	953,000	877,583
		9,555,434
Electric Utilities — 1.4%
Alabama Power Co. 3.75%, 3/1/2045	505,000	390,232
Arizona Public Service Co. 3.50%, 12/1/2049	226,000	156,572
CenterPoint Energy Houston Electric LLC Series AG, 3.00%, 3/1/2032	10,000	8,600
Cleco Corporate Holdings LLC 3.74%, 5/1/2026 (b)	249,000	233,242
Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	70,000	70,187
Connecticut Light and Power Co. (The) 5.25%, 1/15/2053	304,000	303,511
Dayton Power & Light Co. (The) 3.95%, 6/15/2049	96,000	75,473
Duke Energy Carolinas LLC 3.75%, 6/1/2045	269,000	209,910
Duke Energy Corp. 2.45%, 6/1/2030	350,000	287,482
Duke Energy Florida LLC 6.40%, 6/15/2038	1,885,000	2,083,987
Emera US Finance LP (Canada) 2.64%, 6/15/2031	201,000	158,293
Enel Americas SA (Chile) 4.00%, 10/25/2026 (e)	199,000	192,992
Enel Chile SA (Chile) 4.88%, 6/12/2028	129,000	123,948
Entergy Mississippi LLC 3.50%, 6/1/2051	503,000	369,852
Evergy, Inc. 2.90%, 9/15/2029	187,000	160,151
Exelon Corp.
3.40%, 4/15/2026	500,000	471,529
4.70%, 4/15/2050	846,000	734,841
Fortis, Inc. (Canada) 3.06%, 10/4/2026	19,000	17,644
Georgia Power Co. Series A, 2.20%, 9/15/2024	1,215,000	1,158,134
Hydro-Quebec (Canada) 8.50%, 12/1/2029	50,000	60,778
Iberdrola International BV (Spain) 5.81%, 3/15/2025	795,000	800,174
Idaho Power Co. Series K, 4.20%, 3/1/2048	52,000	43,377
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Interstate Power and Light Co. 3.50%, 9/30/2049	172,000	125,411
John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	84,752	80,741
National Grid USA 5.80%, 4/1/2035	41,000	39,780
Nevada Power Co. Series EE, 3.13%, 8/1/2050	1,239,000	853,869
NextEra Energy Capital Holdings, Inc.
2.75%, 11/1/2029	523,000	445,127
3.00%, 1/15/2052	835,000	546,159
Oklahoma Gas and Electric Co.
3.30%, 3/15/2030	81,000	71,665
4.15%, 4/1/2047	52,000	41,589
Oncor Electric Delivery Co. LLC
7.25%, 1/15/2033	493,000	574,029
2.70%, 11/15/2051	10,000	6,487
Pacific Gas and Electric Co.
3.30%, 8/1/2040	612,000	414,368
3.75%, 8/15/2042 (b)	26,000	17,993
4.95%, 7/1/2050	825,000	651,765
PacifiCorp 3.30%, 3/15/2051	250,000	178,328
PG&E Wildfire Recovery Funding LLC Series A-4, 4.45%, 12/1/2047	250,000	224,725
PPL Electric Utilities Corp. 4.15%, 10/1/2045	271,000	226,850
Public Service Co. of Colorado Series 36, 2.70%, 1/15/2051	849,000	552,323
Public Service Electric and Gas Co.
1.90%, 8/15/2031	889,000	707,273
2.70%, 5/1/2050	26,000	17,115
Southern California Edison Co. Series B, 4.88%, 3/1/2049	660,000	587,867
Southern Co. (The) Series A, 3.70%, 4/30/2030	2,441,000	2,200,823
Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	878,000	672,892
Tampa Electric Co. 4.35%, 5/15/2044	157,000	131,650
Tucson Electric Power Co.
1.50%, 8/1/2030	60,000	46,299
3.25%, 5/15/2032	148,000	126,586
Union Electric Co. 3.90%, 9/15/2042	428,000	349,664
Virginia Electric and Power Co. Series B, 3.80%, 9/15/2047	1,042,000	807,350
Wisconsin Electric Power Co. 4.30%, 10/15/2048	179,000	152,186
		18,961,823
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	47

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electrical Equipment — 0.1%
Acuity Brands Lighting, Inc. 2.15%, 12/15/2030	99,000	77,467
Eaton Corp. 4.15%, 3/15/2033	321,000	295,565
Hubbell, Inc. 3.15%, 8/15/2027	205,000	188,970
Regal Rexnord Corp. 6.40%, 4/15/2033 (f)	156,000	152,848
Rockwell Automation, Inc. 4.20%, 3/1/2049	107,000	94,148
		808,998
Electronic Equipment, Instruments & Components — 0.2%
Allegion US Holding Co., Inc. 3.55%, 10/1/2027	213,000	195,579
Amphenol Corp.
2.05%, 3/1/2025	280,000	263,153
2.80%, 2/15/2030	135,000	116,423
Arrow Electronics, Inc. 2.95%, 2/15/2032	86,000	69,110
Avnet, Inc. 4.63%, 4/15/2026	244,000	234,484
CDW LLC 3.57%, 12/1/2031	160,000	132,453
Corning, Inc. 4.38%, 11/15/2057	233,000	186,903
TD SYNNEX Corp. 2.38%, 8/9/2028	142,000	117,181
Teledyne Technologies, Inc. 2.75%, 4/1/2031	149,000	121,907
Tyco Electronics Group SA
3.45%, 8/1/2024	483,000	470,596
2.50%, 2/4/2032	75,000	62,114
Vontier Corp. 1.80%, 4/1/2026	186,000	162,584
		2,132,487
Energy Equipment & Services — 0.1%
Halliburton Co. 4.85%, 11/15/2035	438,000	408,320
Helmerich & Payne, Inc. 2.90%, 9/29/2031	79,000	64,687
NOV, Inc. 3.60%, 12/1/2029	220,000	194,306
		667,313
Entertainment — 0.2%
Activision Blizzard, Inc.
3.40%, 6/15/2027	41,000	38,480
1.35%, 9/15/2030	357,000	278,519
Electronic Arts, Inc.
4.80%, 3/1/2026	397,000	393,644
1.85%, 2/15/2031	105,000	82,179
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	242,000	228,339
TWDC Enterprises 18 Corp. 3.00%, 7/30/2046	996,000	699,673
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Entertainment — continued
Walt Disney Co. (The)
2.65%, 1/13/2031	200,000	170,352
3.60%, 1/13/2051	1,114,000	863,772
		2,754,958
Equity Real Estate Investment Trusts (REITs) — 0.9%
Agree LP 4.80%, 10/1/2032	92,000	86,049
Alexandria Real Estate Equities, Inc. 4.00%, 2/1/2050	269,000	208,236
American Assets Trust LP 3.38%, 2/1/2031	10,000	7,906
American Homes 4 Rent LP 4.90%, 2/15/2029	224,000	212,948
American Tower Corp.
1.88%, 10/15/2030	790,000	608,901
3.10%, 6/15/2050	50,000	31,109
AvalonBay Communities, Inc. 2.30%, 3/1/2030	441,000	369,288
Brandywine Operating Partnership LP 7.55%, 3/15/2028 (e)	90,000	88,366
Brixmor Operating Partnership LP 4.13%, 5/15/2029	207,000	186,499
Broadstone Net Lease LLC 2.60%, 9/15/2031	54,000	38,940
Camden Property Trust 4.10%, 10/15/2028	245,000	232,638
Crown Castle, Inc. 3.10%, 11/15/2029	920,000	798,025
CubeSmart LP 2.00%, 2/15/2031	149,000	114,261
EPR Properties 4.95%, 4/15/2028	147,000	130,544
Equinix, Inc.
2.63%, 11/18/2024	100,000	95,204
1.00%, 9/15/2025	25,000	22,334
2.50%, 5/15/2031	466,000	372,819
3.00%, 7/15/2050	500,000	319,475
2.95%, 9/15/2051	204,000	127,088
ERP Operating LP 4.15%, 12/1/2028	427,000	402,446
Essex Portfolio LP 4.50%, 3/15/2048	109,000	90,328
Extra Space Storage LP 3.90%, 4/1/2029	149,000	135,469
Federal Realty Investment Trust 3.20%, 6/15/2029	188,000	162,405
GLP Capital LP 5.75%, 6/1/2028	340,000	332,914
Healthpeak Properties Interim, Inc.
2.88%, 1/15/2031	514,000	433,116
6.75%, 2/1/2041	82,000	86,263
Highwoods Realty LP 4.13%, 3/15/2028	158,000	140,360
Host Hotels & Resorts LP Series J, 2.90%, 12/15/2031	123,000	94,838
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Hudson Pacific Properties LP 3.25%, 1/15/2030	622,000	468,683
Invitation Homes Operating Partnership LP 2.00%, 8/15/2031	157,000	117,717
Kilroy Realty LP 2.65%, 11/15/2033	115,000	79,033
Kimco Realty OP LLC 4.60%, 2/1/2033	288,000	264,442
Kite Realty Group LP 4.00%, 10/1/2026	142,000	131,471
Life Storage LP 2.20%, 10/15/2030	139,000	110,896
National Health Investors, Inc. 3.00%, 2/1/2031	49,000	36,823
National Retail Properties, Inc. 3.50%, 4/15/2051	123,000	84,942
Omega Healthcare Investors, Inc.
3.38%, 2/1/2031	160,000	126,420
3.25%, 4/15/2033	423,000	303,346
Phillips Edison Grocery Center Operating Partnership I LP 2.63%, 11/15/2031	53,000	39,816
Physicians Realty LP 4.30%, 3/15/2027	202,000	192,241
Prologis LP 3.05%, 3/1/2050	247,000	170,563
Rayonier LP 2.75%, 5/17/2031	71,000	56,999
Regency Centers LP 2.95%, 9/15/2029	207,000	174,285
Sabra Health Care LP 5.13%, 8/15/2026	208,000	196,611
Simon Property Group LP
3.38%, 10/1/2024	500,000	484,689
2.20%, 2/1/2031	755,000	603,122
SITE Centers Corp. 4.25%, 2/1/2026	10,000	9,428
Spirit Realty LP 3.20%, 1/15/2027	276,000	248,569
STORE Capital Corp. 4.50%, 3/15/2028	135,000	120,009
Sun Communities Operating LP 4.20%, 4/15/2032	130,000	115,314
Tanger Properties LP 3.13%, 9/1/2026	181,000	164,162
UDR, Inc. 3.00%, 8/15/2031	222,000	186,908
Ventas Realty LP 5.70%, 9/30/2043	121,000	114,051
VICI Properties LP 5.13%, 5/15/2032	233,000	216,042
Vornado Realty LP 2.15%, 6/1/2026	138,000	118,857
Welltower OP LLC
4.00%, 6/1/2025	250,000	241,655
4.95%, 9/1/2048	160,000	136,250
Weyerhaeuser Co. 3.38%, 3/9/2033	202,000	169,943
		11,412,056
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.
2.75%, 5/18/2024	1,111,000	1,078,728
3.00%, 5/18/2027	200,000	188,155
1.38%, 6/20/2027	132,000	115,435
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food & Staples Retailing — continued
1.75%, 4/20/2032 (e)	176,000	138,875
Kroger Co. (The) 5.40%, 7/15/2040	294,000	280,250
Sysco Corp. 3.15%, 12/14/2051	351,000	230,125
Walgreens Boots Alliance, Inc. 3.20%, 4/15/2030 (e)	386,000	326,752
Walmart, Inc.
2.85%, 7/8/2024	252,000	244,642
3.70%, 6/26/2028	10,000	9,562
3.25%, 7/8/2029	10,000	9,238
2.95%, 9/24/2049	611,000	442,016
4.50%, 9/9/2052	122,000	115,025
		3,178,803
Food Products — 0.3%
Archer-Daniels-Midland Co. 4.54%, 3/26/2042	205,000	187,793
Bunge Ltd. Finance Corp. 3.75%, 9/25/2027	313,000	294,162
Campbell Soup Co. 4.80%, 3/15/2048	81,000	72,118
Conagra Brands, Inc. 5.30%, 11/1/2038	302,000	281,120
Flowers Foods, Inc. 2.40%, 3/15/2031	94,000	75,591
Hormel Foods Corp. 1.70%, 6/3/2028	534,000	456,887
Ingredion, Inc. 2.90%, 6/1/2030	155,000	132,027
J M Smucker Co. (The) 2.38%, 3/15/2030	345,000	288,628
JBS USA LUX SA 5.75%, 4/1/2033 (f)	478,000	446,923
Kellogg Co. 4.30%, 5/15/2028	542,000	526,530
Kraft Heinz Foods Co. 6.50%, 2/9/2040	488,000	514,475
McCormick & Co., Inc. 2.50%, 4/15/2030	182,000	151,282
Mead Johnson Nutrition Co. (United Kingdom) 5.90%, 11/1/2039	67,000	70,117
Tyson Foods, Inc. 5.15%, 8/15/2044	211,000	191,921
Unilever Capital Corp. (United Kingdom) 2.90%, 5/5/2027	913,000	849,552
		4,539,126
Gas Utilities — 0.1%
Atmos Energy Corp. 1.50%, 1/15/2031	769,000	596,504
CenterPoint Energy Resources Corp. 5.85%, 1/15/2041	268,000	274,100
National Fuel Gas Co. 5.20%, 7/15/2025	488,000	481,445
Southern California Gas Co. Series VV, 4.30%, 1/15/2049	546,000	446,503
Southwest Gas Corp. 3.18%, 8/15/2051	103,000	65,935
Spire Missouri, Inc. 3.30%, 6/1/2051	48,000	33,716
		1,898,203
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	49

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories
2.95%, 3/15/2025	490,000	470,646
1.40%, 6/30/2030	764,000	611,541
6.15%, 11/30/2037	375,000	418,164
Baxter International, Inc.
1.73%, 4/1/2031	275,000	204,682
2.54%, 2/1/2032	326,000	252,485
DENTSPLY SIRONA, Inc. 3.25%, 6/1/2030	91,000	77,643
Edwards Lifesciences Corp. 4.30%, 6/15/2028	146,000	140,010
Koninklijke Philips NV (Netherlands) 6.88%, 3/11/2038	79,000	87,107
Medtronic, Inc. 4.00%, 4/1/2043 (e)	227,000	195,822
Smith & Nephew plc (United Kingdom) 2.03%, 10/14/2030	115,000	90,437
STERIS Irish FinCo. UnLtd. Co. 2.70%, 3/15/2031	159,000	130,755
Zimmer Biomet Holdings, Inc. 5.75%, 11/30/2039	82,000	80,874
		2,760,166
Health Care Providers & Services — 1.3%
AdventHealth Obligated Group Series E, 2.80%, 11/15/2051	58,000	38,669
Adventist Health System 2.95%, 3/1/2029	140,000	121,055
Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	235,000	195,485
AmerisourceBergen Corp.
3.25%, 3/1/2025	270,000	258,683
2.80%, 5/15/2030	10,000	8,525
2.70%, 3/15/2031	203,000	168,600
Banner Health
2.34%, 1/1/2030	10,000	8,449
2.91%, 1/1/2042	120,000	88,661
Baptist Health South Florida Obligated Group Series 2021, 3.12%, 11/15/2071	39,000	23,857
Baptist Healthcare System Obligated Group Series 20B, 3.54%, 8/15/2050	54,000	39,427
BayCare Health System, Inc. Series 2020, 3.83%, 11/15/2050	58,000	47,360
Baylor Scott & White Holdings 3.97%, 11/15/2046	10,000	8,303
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	49,000	32,065
BHSH System Obligated Group Series 19A, 3.49%, 7/15/2049	53,000	39,998
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	64,000	44,738
Cardinal Health, Inc.
4.50%, 11/15/2044	119,000	98,710
4.37%, 6/15/2047	250,000	200,832
Catholic Health Services of Long Island Obligated Group Series 2020, 3.37%, 7/1/2050	49,000	34,697
Cedars-Sinai Health System Series 2021, 2.29%, 8/15/2031	93,000	75,860
Centene Corp. 3.38%, 2/15/2030	739,000	625,787
Children's Health System of Texas 2.51%, 8/15/2050	62,000	38,462
Children's Hospital Series 2020, 2.93%, 7/15/2050	47,000	30,754
Children's Hospital Corp. (The) Series 2020, 2.59%, 2/1/2050	74,000	47,285
Children's Hospital Medical Center 4.27%, 5/15/2044	58,000	51,943
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	65,000	42,318
CHRISTUS Health Series C, 4.34%, 7/1/2028	124,000	118,247
Cigna Group (The) 3.40%, 3/15/2051	720,000	506,520
Cleveland Clinic Foundation (The) 4.86%, 1/1/2114	34,000	30,341
CommonSpirit Health 2.78%, 10/1/2030	548,000	458,869
Community Health Network, Inc. Series 20-A, 3.10%, 5/1/2050	51,000	33,500
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	61,000	44,288
CVS Health Corp.
3.88%, 7/20/2025	1,500,000	1,453,438
4.30%, 3/25/2028	1,500,000	1,433,781
1.75%, 8/21/2030	499,000	389,377
2.70%, 8/21/2040	500,000	338,185
Dartmouth-Hitchcock Health Series B, 4.18%, 8/1/2048	43,000	35,513
Duke University Health System, Inc. Series 2017, 3.92%, 6/1/2047	68,000	57,476
Elevance Health, Inc.
2.25%, 5/15/2030	200,000	164,732
4.63%, 5/15/2042	10,000	9,024
4.38%, 12/1/2047	100,000	84,487
3.70%, 9/15/2049	676,000	509,413
Franciscan Missionaries of Our Lady Health System, Inc. Series B, 3.91%, 7/1/2049	44,000	33,647
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
Fred Hutchinson Cancer Center Series 2022, 4.97%, 1/1/2052	42,000	40,375
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	147,000	104,179
Hartford HealthCare Corp. 3.45%, 7/1/2054	48,000	34,321
HCA, Inc.
3.13%, 3/15/2027 (f)	2,440,000	2,220,824
5.25%, 6/15/2049	170,000	146,774
Hoag Memorial Hospital Presbyterian 3.80%, 7/15/2052	59,000	47,557
Humana, Inc. 4.80%, 3/15/2047	190,000	167,660
IHC Health Services, Inc. 4.13%, 5/15/2048	53,000	44,850
Inova Health System Foundation 4.07%, 5/15/2052	53,000	44,654
Integris Baptist Medical Center, Inc. Series A, 3.88%, 8/15/2050	47,000	34,936
Iowa Health System Series 2020, 3.67%, 2/15/2050	44,000	33,026
Johns Hopkins Health System Corp. (The) 3.84%, 5/15/2046	73,000	60,640
Kaiser Foundation Hospitals 4.15%, 5/1/2047	286,000	251,050
Laboratory Corp. of America Holdings
3.25%, 9/1/2024	10,000	9,682
4.70%, 2/1/2045	103,000	88,104
Mass General Brigham, Inc. Series 2020, 3.19%, 7/1/2049	132,000	94,003
McLaren Health Care Corp. Series A, 4.39%, 5/15/2048	51,000	44,486
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	44,000	32,197
Memorial Health Services 3.45%, 11/1/2049	49,000	36,785
Memorial Sloan-Kettering Cancer Center 5.00%, 7/1/2042	147,000	146,000
Methodist Hospital (The) Series 20A, 2.71%, 12/1/2050	66,000	42,601
Montefiore Obligated Group Series 18-C, 5.25%, 11/1/2048	20,000	14,631
Mount Nittany Medical Center Obligated Group Series 2022, 3.80%, 11/15/2052	43,000	33,199
MultiCare Health System 2.80%, 8/15/2050	45,000	27,006
MyMichigan Health Series 2020, 3.41%, 6/1/2050	46,000	32,496
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
Nationwide Children's Hospital, Inc. 4.56%, 11/1/2052	44,000	40,892
New York and Presbyterian Hospital (The)
4.02%, 8/1/2045	163,000	138,523
4.06%, 8/1/2056	10,000	8,381
Series 2019, 3.95%, 8/1/2119	940,000	675,719
Northwell Healthcare, Inc. 4.26%, 11/1/2047	111,000	91,347
Northwestern Memorial Healthcare Obligated Group Series 2021, 2.63%, 7/15/2051 (e)	128,000	83,256
Novant Health, Inc. 2.64%, 11/1/2036	137,000	103,065
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery Series 2020, 2.67%, 10/1/2050	56,000	35,622
Ochsner LSU Health System of North Louisiana Series 2021, 2.51%, 5/15/2031	10,000	7,203
OhioHealth Corp. 2.83%, 11/15/2041	96,000	70,093
Piedmont Healthcare, Inc. Series 2032, 2.04%, 1/1/2032	134,000	104,764
Presbyterian Healthcare Services 4.88%, 8/1/2052	42,000	40,170
Queen's Health Systems (The) 4.81%, 7/1/2052	43,000	40,519
Rady Children's Hospital-San Diego Series 21A, 3.15%, 8/15/2051	49,000	33,905
Rush Obligated Group Series 2020, 3.92%, 11/15/2029	99,000	90,784
Seattle Children's Hospital Series 2021, 2.72%, 10/1/2050	55,000	35,673
Sentara Healthcare Series 2021, 2.93%, 11/1/2051	52,000	35,229
Sharp HealthCare Series 20B, 2.68%, 8/1/2050	52,000	32,528
SSM Health Care Corp. Series A, 3.82%, 6/1/2027	186,000	175,579
Stanford Health Care 3.03%, 8/15/2051	82,000	57,437
Summa Health 3.51%, 11/15/2051	41,000	29,100
Sutter Health Series 20A, 2.29%, 8/15/2030	252,000	208,005
Toledo Hospital (The) 5.75%, 11/15/2038	81,000	78,049
Trinity Health Corp. Series 2021, 2.63%, 12/1/2040	107,000	75,873
UMass Memorial Health Care Obligated Group 5.36%, 7/1/2052	35,000	33,937
UnitedHealth Group, Inc.
2.38%, 8/15/2024	600,000	576,285
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	51

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
2.00%, 5/15/2030	55,000	45,077
5.80%, 3/15/2036	147,000	153,979
3.25%, 5/15/2051	1,923,000	1,375,546
Universal Health Services, Inc. 2.65%, 10/15/2030	139,000	112,015
WakeMed Series A, 3.29%, 10/1/2052	44,000	30,591
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	46,000	30,280
Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	59,000	36,240
		16,589,063
Hotels, Restaurants & Leisure — 0.2%
Booking Holdings, Inc. 3.55%, 3/15/2028	307,000	287,315
Choice Hotels International, Inc. 3.70%, 1/15/2031	83,000	71,621
Expedia Group, Inc. 3.25%, 2/15/2030	449,000	378,763
Hyatt Hotels Corp. 6.00%, 4/23/2030 (b)	100,000	100,436
McDonald's Corp.
3.30%, 7/1/2025	208,000	200,049
4.60%, 5/26/2045	656,000	582,566
Starbucks Corp. 3.00%, 2/14/2032	763,000	648,883
		2,269,633
Household Durables — 0.1%
Leggett & Platt, Inc. 4.40%, 3/15/2029	179,000	167,933
MDC Holdings, Inc. 3.85%, 1/15/2030	151,000	125,952
Mohawk Industries, Inc. 3.63%, 5/15/2030	79,000	68,945
NVR, Inc. 3.00%, 5/15/2030	105,000	89,651
PulteGroup, Inc. 7.88%, 6/15/2032	85,000	94,897
Toll Brothers Finance Corp.
4.88%, 3/15/2027	171,000	164,319
4.35%, 2/15/2028	25,000	23,133
		734,830
Household Products — 0.1%
Church & Dwight Co., Inc. 3.95%, 8/1/2047	104,000	83,646
Clorox Co. (The) 4.40%, 5/1/2029	219,000	209,953
Colgate-Palmolive Co. 3.25%, 8/15/2032 (e)	229,000	206,869
Kimberly-Clark Corp. 5.30%, 3/1/2041	181,000	184,169
Procter & Gamble Co. (The)
1.20%, 10/29/2030	195,000	153,637
4.05%, 1/26/2033 (e)	533,000	515,574
		1,353,848
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC
3.25%, 6/1/2025	247,000	234,788
5.60%, 6/15/2042	106,000	101,812
Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	183,000	179,153
Oglethorpe Power Corp. 3.75%, 8/1/2050	163,000	119,452
		635,205
Industrial Conglomerates — 0.1%
3M Co.
3.63%, 10/15/2047	306,000	230,265
3.25%, 8/26/2049	495,000	345,071
GE Capital Funding LLC 4.55%, 5/15/2032	278,000	264,607
Honeywell International, Inc. 5.00%, 2/15/2033	426,000	431,164
		1,271,107
Insurance — 0.7%
Alleghany Corp. 3.63%, 5/15/2030	294,000	272,270
Allstate Corp. (The)
1.45%, 12/15/2030	100,000	76,628
4.50%, 6/15/2043	242,000	215,358
American Equity Investment Life Holding Co. 5.00%, 6/15/2027	116,000	113,899
American International Group, Inc. 3.88%, 1/15/2035	430,000	376,672
Aon Global Ltd. 4.75%, 5/15/2045	251,000	222,613
Arch Capital Group Ltd. 3.64%, 6/30/2050	167,000	120,134
Arthur J Gallagher & Co. 2.40%, 11/9/2031	180,000	142,585
Assurant, Inc. 2.65%, 1/15/2032	71,000	53,632
Assured Guaranty US Holdings, Inc. 3.60%, 9/15/2051	56,000	38,810
Athene Holding Ltd. 3.50%, 1/15/2031	222,000	186,325
AXIS Specialty Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.90%, 1/15/2040 (c) (d)	43,000	36,772
Berkshire Hathaway Finance Corp. 2.50%, 1/15/2051	778,000	486,771
Brighthouse Financial, Inc. 5.63%, 5/15/2030	219,000	215,246
Brown & Brown, Inc. 4.50%, 3/15/2029	253,000	235,533
Chubb INA Holdings, Inc.
1.38%, 9/15/2030	22,000	17,068
3.05%, 12/15/2061	269,000	175,749
CNA Financial Corp. 3.45%, 8/15/2027	254,000	235,401
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
CNO Financial Group, Inc. 5.25%, 5/30/2029	81,000	76,798
F&G Annuities & Life, Inc. 7.40%, 1/13/2028 (f)	65,000	65,026
Fidelity National Financial, Inc. 3.40%, 6/15/2030	164,000	141,140
First American Financial Corp. 4.00%, 5/15/2030	112,000	98,543
Globe Life, Inc. 2.15%, 8/15/2030	119,000	95,016
Hartford Financial Services Group, Inc. (The) 2.80%, 8/19/2029	485,000	417,668
Kemper Corp. 3.80%, 2/23/2032	18,000	15,222
Lincoln National Corp.
7.00%, 6/15/2040	122,000	131,857
4.38%, 6/15/2050	80,000	61,270
Loews Corp. 3.75%, 4/1/2026	714,000	686,543
Manulife Financial Corp. (Canada)
(USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (c)	98,000	90,875
3.70%, 3/16/2032	233,000	209,099
Markel Corp. 4.30%, 11/1/2047	147,000	116,495
Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	1,703,000	1,381,101
Mercury General Corp. 4.40%, 3/15/2027	114,000	108,839
MetLife, Inc.
4.13%, 8/13/2042	15,000	12,796
4.88%, 11/13/2043	586,000	546,702
Nationwide Financial Services, Inc. 6.75%, 5/15/2037	36,000	35,720
Primerica, Inc. 2.80%, 11/19/2031	85,000	70,238
Progressive Corp. (The) 3.20%, 3/26/2030	659,000	592,459
Prudential Financial, Inc.
3.94%, 12/7/2049	661,000	523,579
3.70%, 3/13/2051	93,000	71,003
Selective Insurance Group, Inc. 5.38%, 3/1/2049	34,000	30,644
Stewart Information Services Corp. 3.60%, 11/15/2031	50,000	38,674
Travelers Cos., Inc. (The) 4.60%, 8/1/2043	327,000	298,881
W R Berkley Corp. 3.15%, 9/30/2061	94,000	58,568
Willis North America, Inc. 3.88%, 9/15/2049	105,000	76,620
		9,272,842
Interactive Media & Services — 0.2%
Alphabet, Inc.
0.45%, 8/15/2025	3,021,000	2,733,103
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Interactive Media & Services — continued
2.25%, 8/15/2060	112,000	64,920
Meta Platforms, Inc. 4.45%, 8/15/2052	307,000	254,322
		3,052,345
Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd. (China)
2.80%, 6/6/2023	213,000	211,528
3.40%, 12/6/2027	437,000	401,354
2.70%, 2/9/2041	433,000	284,701
Amazon.com, Inc.
3.15%, 8/22/2027	2,365,000	2,209,079
4.05%, 8/22/2047	1,351,000	1,165,597
eBay, Inc. 4.00%, 7/15/2042	192,000	152,163
		4,424,422
IT Services — 0.2%
Amdocs Ltd. 2.54%, 6/15/2030	93,000	76,641
Broadridge Financial Solutions, Inc. 2.60%, 5/1/2031	150,000	121,348
Fidelity National Information Services, Inc. 4.50%, 8/15/2046	165,000	130,680
Global Payments, Inc.
2.90%, 5/15/2030	546,000	449,353
2.90%, 11/15/2031	12,000	9,532
International Business Machines Corp.
5.88%, 11/29/2032	1,233,000	1,291,827
4.00%, 6/20/2042	77,000	62,880
Kyndryl Holdings, Inc. 2.70%, 10/15/2028	174,000	142,347
PayPal Holdings, Inc.
2.40%, 10/1/2024	446,000	427,169
1.65%, 6/1/2025	52,000	48,174
2.30%, 6/1/2030	137,000	112,880
5.25%, 6/1/2062	108,000	98,822
VeriSign, Inc. 2.70%, 6/15/2031	104,000	83,841
		3,055,494
Leisure Products — 0.0% ^
Brunswick Corp. 2.40%, 8/18/2031	123,000	90,453
Hasbro, Inc. 3.90%, 11/19/2029	227,000	200,141
		290,594
Life Sciences Tools & Services — 0.0% ^
Agilent Technologies, Inc. 2.30%, 3/12/2031	155,000	126,080
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	53

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Life Sciences Tools & Services — continued
PerkinElmer, Inc. 2.55%, 3/15/2031	188,000	150,942
Thermo Fisher Scientific, Inc. 4.10%, 8/15/2047	230,000	201,075
		478,097
Machinery — 0.1%
Crane Holdings Co. 4.20%, 3/15/2048	39,000	28,582
Deere & Co. 2.88%, 9/7/2049	421,000	304,822
Dover Corp. 3.15%, 11/15/2025	645,000	611,246
IDEX Corp. 3.00%, 5/1/2030	128,000	110,087
Illinois Tool Works, Inc. 4.88%, 9/15/2041	128,000	125,579
Kennametal, Inc. 2.80%, 3/1/2031	66,000	52,070
nVent Finance SARL (United Kingdom) 2.75%, 11/15/2031	77,000	60,860
Oshkosh Corp. 3.10%, 3/1/2030	86,000	74,148
Parker-Hannifin Corp. 6.25%, 5/15/2038	167,000	175,665
Snap-on, Inc. 3.10%, 5/1/2050	96,000	70,520
Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (c)	98,000	84,423
Timken Co. (The) 4.50%, 12/15/2028	134,000	126,870
Xylem, Inc. 4.38%, 11/1/2046	66,000	54,853
		1,879,725
Marine — 0.0% ^
Kirby Corp. 4.20%, 3/1/2028	104,000	97,587
Media — 0.7%
Charter Communications Operating LLC
6.48%, 10/23/2045	10,000	9,046
6.83%, 10/23/2055	1,058,000	986,356
3.85%, 4/1/2061	266,000	156,231
Comcast Corp.
3.70%, 4/15/2024	10,000	9,823
3.38%, 8/15/2025	342,000	328,486
1.95%, 1/15/2031	24,000	19,231
4.40%, 8/15/2035	38,000	35,041
3.20%, 7/15/2036	945,000	760,629
3.25%, 11/1/2039	2,725,000	2,121,392
4.00%, 11/1/2049	491,000	395,811
2.80%, 1/15/2051	79,000	50,481
2.65%, 8/15/2062	11,000	6,309
Discovery Communications LLC
5.20%, 9/20/2047	10,000	7,983
4.65%, 5/15/2050	1,274,000	930,857
Fox Corp. 4.71%, 1/25/2029	1,000,000	954,519
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
Interpublic Group of Cos., Inc. (The)
4.75%, 3/30/2030	139,000	132,419
3.38%, 3/1/2041	48,000	34,905
Paramount Global 4.20%, 5/19/2032 (e)	1,500,000	1,235,112
Time Warner Cable LLC 4.50%, 9/15/2042	479,000	356,885
WPP Finance 2010 (United Kingdom) 3.75%, 9/19/2024	95,000	92,071
		8,623,587
Metals & Mining — 0.4%
Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	163,000	171,394
Freeport-McMoRan, Inc. 4.38%, 8/1/2028	764,000	711,245
Newmont Corp.
2.25%, 10/1/2030	61,000	49,162
5.45%, 6/9/2044	176,000	168,972
Nucor Corp. 2.70%, 6/1/2030	440,000	375,835
Rio Tinto Finance USA plc (Australia) 4.75%, 3/22/2042	274,000	258,050
Southern Copper Corp. (Mexico) 3.88%, 4/23/2025	2,292,000	2,218,012
Steel Dynamics, Inc. 3.45%, 4/15/2030	193,000	171,363
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	10,000	9,103
Vale Overseas Ltd. (Brazil)
3.75%, 7/8/2030	483,000	420,032
6.88%, 11/21/2036	10,000	10,255
Yamana Gold, Inc. (Canada) 2.63%, 8/15/2031	24,000	18,382
		4,581,805
Multiline Retail — 0.2%
Dollar General Corp.
4.15%, 11/1/2025	10,000	9,735
3.88%, 4/15/2027	52,000	49,467
4.13%, 5/1/2028	200,000	190,303
3.50%, 4/3/2030	106,000	94,798
4.13%, 4/3/2050	26,000	20,610
Dollar Tree, Inc. 2.65%, 12/1/2031	167,000	134,313
Target Corp.
3.50%, 7/1/2024	1,426,000	1,394,063
2.95%, 1/15/2052	413,000	281,356
		2,174,645
Multi-Utilities — 0.2%
Avista Corp. 4.00%, 4/1/2052	64,000	51,357
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Multi-Utilities — continued
Berkshire Hathaway Energy Co. 4.50%, 2/1/2045	100,000	86,927
Black Hills Corp. 2.50%, 6/15/2030	10,000	8,139
Consolidated Edison Co. of New York, Inc.
2.40%, 6/15/2031 (e)	65,000	53,237
3.70%, 11/15/2059	10,000	7,203
Series C, 3.00%, 12/1/2060	715,000	444,696
Consolidated Edison, Inc. Series A, 0.65%, 12/1/2023	74,000	71,477
Consumers Energy Co.
3.95%, 5/15/2043	406,000	338,095
2.50%, 5/1/2060	10,000	5,612
Dominion Energy, Inc. Series C, 3.38%, 4/1/2030	500,000	438,200
DTE Energy Co. 2.95%, 3/1/2030	538,000	459,915
NiSource, Inc.
3.60%, 5/1/2030	10,000	8,932
5.25%, 2/15/2043	283,000	270,529
NorthWestern Corp. 4.18%, 11/15/2044	54,000	44,777
Puget Sound Energy, Inc. 3.25%, 9/15/2049	242,000	171,233
		2,460,329
Oil, Gas & Consumable Fuels — 1.6%
Boardwalk Pipelines LP 4.80%, 5/3/2029	183,000	173,453
BP Capital Markets America, Inc. 3.00%, 2/24/2050	723,000	491,523
Canadian Natural Resources Ltd. (Canada) 2.05%, 7/15/2025	2,490,000	2,301,434
Cenovus Energy, Inc. (Canada) 5.40%, 6/15/2047	183,000	164,770
Cheniere Energy Partners LP 4.00%, 3/1/2031	232,000	200,390
CNOOC Finance 2014 ULC (China) 4.25%, 4/30/2024	250,000	246,666
CNOOC Finance 2015 USA LLC (China) 3.50%, 5/5/2025	401,000	385,309
CNOOC Petroleum North America ULC (China) 5.88%, 3/10/2035	575,000	588,679
Continental Resources, Inc. 4.38%, 1/15/2028	229,000	212,378
DCP Midstream Operating LP 5.60%, 4/1/2044	81,000	75,702
Devon Energy Corp. 4.50%, 1/15/2030	968,000	900,500
Diamondback Energy, Inc. 6.25%, 3/15/2053	10,000	9,853
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
Eastern Gas Transmission & Storage, Inc. 4.60%, 12/15/2044	10,000	8,351
Energy Transfer LP
2.90%, 5/15/2025	171,000	161,388
5.25%, 4/15/2029	1,000,000	975,026
5.00%, 5/15/2044 (b)	338,000	278,797
5.35%, 5/15/2045	851,000	725,980
6.25%, 4/15/2049	321,000	305,126
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	93,000	100,536
Enterprise Products Operating LLC
4.45%, 2/15/2043	1,238,000	1,057,430
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (c)	38,000	33,988
EOG Resources, Inc.
3.15%, 4/1/2025	1,125,000	1,078,144
3.90%, 4/1/2035	80,000	70,669
Equinor ASA (Norway)
7.75%, 6/15/2023	288,000	290,228
3.70%, 3/1/2024	80,000	78,772
2.38%, 5/22/2030	265,000	225,736
Exxon Mobil Corp.
3.48%, 3/19/2030	1,000,000	926,544
4.11%, 3/1/2046	483,000	413,322
Hess Corp. 7.30%, 8/15/2031	300,000	325,572
HF Sinclair Corp. 4.50%, 10/1/2030	64,000	56,942
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	98,000	104,508
6.38%, 3/1/2041	250,000	249,373
Kinder Morgan, Inc.
2.00%, 2/15/2031	325,000	252,194
5.20%, 3/1/2048	842,000	731,070
Magellan Midstream Partners LP
4.20%, 10/3/2047	167,000	127,642
3.95%, 3/1/2050	250,000	183,805
Marathon Oil Corp.
4.40%, 7/15/2027	195,000	185,746
6.80%, 3/15/2032	98,000	101,097
Marathon Petroleum Corp. 6.50%, 3/1/2041	170,000	175,706
MPLX LP 5.20%, 3/1/2047	490,000	424,289
ONEOK, Inc. 4.45%, 9/1/2049	382,000	287,102
Ovintiv, Inc. 6.50%, 8/15/2034	148,000	148,208
Phillips 66 2.15%, 12/15/2030	450,000	359,656
Phillips 66 Co. 3.75%, 3/1/2028 (f)	1,141,000	1,053,662
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	55

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Pioneer Natural Resources Co. 1.13%, 1/15/2026	614,000	546,670
Plains All American Pipeline LP 6.65%, 1/15/2037	186,000	185,944
Targa Resources Corp. 4.95%, 4/15/2052	231,000	185,146
Tosco Corp. 8.13%, 2/15/2030	869,000	1,011,207
TotalEnergies Capital International SA (France) 3.39%, 6/29/2060	232,000	166,030
TransCanada PipeLines Ltd. (Canada) 4.75%, 5/15/2038	576,000	514,490
Valero Energy Corp. 3.40%, 9/15/2026	648,000	609,201
Williams Cos., Inc. (The)
5.40%, 3/4/2044	10,000	9,220
3.50%, 10/15/2051	596,000	406,547
		20,881,721
Paper & Forest Products — 0.0% ^
Suzano Austria GmbH (Brazil) 6.00%, 1/15/2029	364,000	358,377
Personal Products — 0.0% ^
Estee Lauder Cos., Inc. (The) 4.38%, 6/15/2045	64,000	57,437
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co.
4.63%, 5/15/2044	27,000	24,982
4.25%, 10/26/2049	820,000	707,963
Eli Lilly & Co. 2.50%, 9/15/2060	256,000	155,181
GlaxoSmithKline Capital, Inc. (United Kingdom) 4.20%, 3/18/2043	254,000	220,369
Johnson & Johnson
2.05%, 3/1/2023	188,000	188,000
0.55%, 9/1/2025	2,599,000	2,350,132
2.95%, 3/3/2027	92,000	86,639
3.70%, 3/1/2046	669,000	562,733
Merck & Co., Inc.
1.70%, 6/10/2027	750,000	662,297
3.40%, 3/7/2029	785,000	728,820
1.45%, 6/24/2030	1,171,000	936,815
Pfizer, Inc.
3.60%, 9/15/2028	835,000	793,785
1.75%, 8/18/2031	275,000	218,377
Royalty Pharma plc 2.15%, 9/2/2031	385,000	293,034
Takeda Pharmaceutical Co. Ltd. (Japan) 2.05%, 3/31/2030	894,000	728,657
Utah Acquisition Sub, Inc. 5.25%, 6/15/2046	350,000	272,981
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — continued
Viatris, Inc.
3.85%, 6/22/2040	715,000	487,959
4.00%, 6/22/2050	352,000	226,903
Wyeth LLC 5.95%, 4/1/2037	557,000	597,908
		10,243,535
Professional Services — 0.1%
Thomson Reuters Corp. (Canada) 3.35%, 5/15/2026	856,000	806,763
Real Estate Management & Development — 0.0% ^
CBRE Services, Inc. 2.50%, 4/1/2031	92,000	74,771
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC
3.40%, 9/1/2024	250,000	243,608
3.55%, 2/15/2050	851,000	652,762
Canadian Pacific Railway Co. (Canada) 6.13%, 9/15/2115	123,000	125,448
CSX Corp.
3.40%, 8/1/2024	210,000	204,398
4.75%, 5/30/2042	686,000	623,798
4.30%, 3/1/2048	24,000	20,422
Kansas City Southern 4.30%, 5/15/2043	170,000	141,411
Norfolk Southern Corp.
4.45%, 6/15/2045	27,000	22,881
3.70%, 3/15/2053	514,000	381,967
Ryder System, Inc. 1.75%, 9/1/2026	220,000	194,360
Triton Container International Ltd. (Bermuda) 3.25%, 3/15/2032	63,000	48,703
Union Pacific Corp. 3.38%, 2/1/2035	1,683,000	1,419,568
		4,079,326
Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc. 2.95%, 10/1/2051	189,000	129,652
Applied Materials, Inc. 2.75%, 6/1/2050 (e)	243,000	165,216
Broadcom, Inc.
4.11%, 9/15/2028	46,000	43,034
2.45%, 2/15/2031 (f)	155,000	122,776
4.30%, 11/15/2032	47,000	41,672
4.93%, 5/15/2037 (f)	1,104,000	959,920
3.50%, 2/15/2041 (f)	350,000	250,591
Intel Corp.
2.80%, 8/12/2041	1,595,000	1,085,702
3.73%, 12/8/2047	60,000	44,451
KLA Corp. 3.30%, 3/1/2050	289,000	209,484
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
Micron Technology, Inc.
4.98%, 2/6/2026 (e)	507,000	500,057
2.70%, 4/15/2032	161,000	122,076
NVIDIA Corp. 0.31%, 6/15/2023	1,443,000	1,425,823
QUALCOMM, Inc.
3.25%, 5/20/2050	100,000	73,665
4.50%, 5/20/2052	10,000	8,885
Skyworks Solutions, Inc. 1.80%, 6/1/2026 (e)	225,000	198,073
Texas Instruments, Inc. 2.90%, 11/3/2027	1,758,000	1,627,075
TSMC Arizona Corp. (Taiwan) 1.75%, 10/25/2026	1,030,000	909,942
Xilinx, Inc. 2.38%, 6/1/2030	235,000	197,927
		8,116,021
Software — 0.4%
Fortinet, Inc. 2.20%, 3/15/2031	83,000	66,178
Microsoft Corp.
2.53%, 6/1/2050	171,000	114,183
4.00%, 2/12/2055	1,111,000	987,275
Oracle Corp.
2.50%, 4/1/2025	1,000,000	943,098
2.95%, 5/15/2025	1,000,000	948,385
3.60%, 4/1/2050	1,000,000	678,122
3.95%, 3/25/2051	2,119,000	1,520,552
Salesforce, Inc. 2.90%, 7/15/2051	298,000	200,399
ServiceNow, Inc. 1.40%, 9/1/2030	146,000	111,315
VMware, Inc. 1.80%, 8/15/2028	91,000	74,381
Workday, Inc. 3.70%, 4/1/2029	250,000	228,344
		5,872,232
Specialty Retail — 0.3%
Advance Auto Parts, Inc. 1.75%, 10/1/2027	210,000	177,963
AutoNation, Inc. 1.95%, 8/1/2028	244,000	198,663
AutoZone, Inc. 4.00%, 4/15/2030	275,000	252,687
Best Buy Co., Inc.
4.45%, 10/1/2028	70,000	67,047
1.95%, 10/1/2030	74,000	58,168
Dick's Sporting Goods, Inc. 4.10%, 1/15/2052	72,000	47,666
Home Depot, Inc. (The)
2.13%, 9/15/2026	500,000	455,142
2.70%, 4/15/2030	500,000	433,677
3.50%, 9/15/2056	1,023,000	767,104
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — continued
Lowe's Cos., Inc.
4.38%, 9/15/2045	707,000	577,944
4.05%, 5/3/2047	139,000	108,533
O'Reilly Automotive, Inc. 3.90%, 6/1/2029	281,000	260,243
TJX Cos., Inc. (The) 3.88%, 4/15/2030	238,000	223,794
Tractor Supply Co. 1.75%, 11/1/2030	98,000	75,457
		3,704,088
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
4.38%, 5/13/2045	2,104,000	1,934,205
2.65%, 5/11/2050	176,000	118,277
2.85%, 8/5/2061	10,000	6,504
Dell International LLC 3.38%, 12/15/2041 (f)	472,000	312,842
HP, Inc.
2.20%, 6/17/2025	417,000	389,309
1.45%, 6/17/2026	1,352,000	1,186,686
3.00%, 6/17/2027	13,000	11,822
Western Digital Corp.
4.75%, 2/15/2026	365,000	344,078
2.85%, 2/1/2029	100,000	78,627
3.10%, 2/1/2032	1,294,000	931,822
		5,314,172
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc.
2.38%, 11/1/2026	10,000	9,206
3.38%, 11/1/2046	10,000	7,701
PVH Corp. 4.63%, 7/10/2025	201,000	196,271
Ralph Lauren Corp. 3.75%, 9/15/2025	543,000	523,144
Tapestry, Inc. 4.13%, 7/15/2027	188,000	177,535
VF Corp. 2.80%, 4/23/2027	283,000	256,426
		1,170,283
Thrifts & Mortgage Finance — 0.0% ^
Radian Group, Inc. 4.88%, 3/15/2027	102,000	95,459
Tobacco — 0.4%
Altria Group, Inc.
2.35%, 5/6/2025	63,000	59,071
3.40%, 5/6/2030	185,000	159,302
4.25%, 8/9/2042	37,000	27,681
5.38%, 1/31/2044	658,000	573,003
4.45%, 5/6/2050	11,000	7,799
BAT Capital Corp. (United Kingdom)
4.39%, 8/15/2037	1,672,000	1,297,290
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	57

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Tobacco — continued
3.73%, 9/25/2040	250,000	170,968
Philip Morris International, Inc.
3.25%, 11/10/2024	1,887,000	1,828,433
4.88%, 11/15/2043	449,000	391,373
4.25%, 11/10/2044	250,000	199,227
		4,714,147
Trading Companies & Distributors — 0.1%
Air Lease Corp.
4.63%, 10/1/2028	101,000	94,283
3.25%, 10/1/2029	466,000	397,133
GATX Corp. 3.50%, 6/1/2032	228,000	191,625
WW Grainger, Inc.
1.85%, 2/15/2025	121,000	113,416
4.20%, 5/15/2047	105,000	90,274
		886,731
Water Utilities — 0.0% ^
American Water Capital Corp. 6.59%, 10/15/2037	275,000	300,205
Essential Utilities, Inc. 4.28%, 5/1/2049	127,000	103,057
		403,262
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico)
3.63%, 4/22/2029	934,000	849,692
6.38%, 3/1/2035	10,000	10,833
Rogers Communications, Inc. (Canada)
2.90%, 11/15/2026	595,000	543,792
3.20%, 3/15/2027 (f)	27,000	24,834
3.80%, 3/15/2032 (f)	43,000	37,565
5.45%, 10/1/2043	10,000	9,159
5.00%, 3/15/2044	339,000	294,118
Telefonica Europe BV (Spain) 8.25%, 9/15/2030	358,000	405,890
T-Mobile USA, Inc. 4.38%, 4/15/2040	1,503,000	1,277,584
Vodafone Group plc (United Kingdom)
4.13%, 5/30/2025	350,000	340,719
4.88%, 6/19/2049	521,000	451,225
		4,245,411
Total Corporate Bonds (Cost $337,265,533)		323,238,957
Commercial Mortgage-Backed Securities — 1.6%
BANK
Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	24,066	23,093
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	56,207
Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	52,059
Series 2019-BN23, Class A3, 2.92%, 12/15/2052	142,000	123,442
Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	18,611
Series 2018-BN10, Class AS, 3.90%, 2/15/2061 (g)	180,000	166,517
Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	88,506
Series 2018-BN13, Class C, 4.58%, 8/15/2061 (g)	500,000	414,662
Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	227,136
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	18,704
BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	37,933
Benchmark Mortgage Trust
Series 2018-B1, Class A5, 3.67%, 1/15/2051 (g)	50,000	46,619
Series 2018-B2, Class B, 4.27%, 2/15/2051 (g)	20,000	17,764
Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	104,561
Series 2018-B6, Class A2, 4.20%, 10/10/2051	35,896	35,150
Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	37,933
Series 2019-B11, Class A2, 3.41%, 5/15/2052	214,149	207,139
Series 2020-B16, Class AM, 2.94%, 2/15/2053 (g)	180,000	151,452
Series 2021-B31, Class A5, 2.67%, 12/15/2054	600,000	495,548
Series 2019-B13, Class A3, 2.70%, 8/15/2057	450,000	386,511
Cantor Commercial Real Estate Lending Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	63,677
CD Mortgage Trust
Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	19,029	18,098
Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (g)	30,000	27,323
Series 2018-CD7, Class A3, 4.01%, 8/15/2051	400,000	374,973
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
CFCRE Commercial Mortgage Trust
Series 2017-C8, Class A4, 3.57%, 6/15/2050	30,000	27,607
Series 2016-C7, Class ASB, 3.64%, 12/10/2054	14,613	14,081
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	4,025	3,970
Series 2014-GC23, Class B, 4.17%, 7/10/2047 (g)	30,000	27,977
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (g)	40,000	36,962
Series 2016-C1, Class AAB, 3.00%, 5/10/2049	62,205	59,826
Series 2019-GC43, Class A4, 3.04%, 11/10/2052	1,000,000	874,494
Commercial Mortgage Trust
Series 2013-CR7, Class A4, 3.21%, 3/10/2046	899	894
Series 2013-CR13, Class B, 4.88%, 11/10/2046 (g)	364,000	352,139
Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (g)	40,000	38,323
Series 2014-CR20, Class A3, 3.33%, 11/10/2047	37,183	36,151
Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	115,907	111,760
Series 2015-LC19, Class A4, 3.18%, 2/10/2048	250,000	238,550
Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (g)	30,000	28,306
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	28,642
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	300,000	288,394
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	28,611
Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	25,702
Series 2019-C15, Class A4, 4.05%, 3/15/2052	210,000	196,320
DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	19,089
DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	18,401
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC, Multi-Family Structured Pass-Through Certificates
Series K725, Class AM, 3.10%, 2/25/2024 (g)	50,000	49,082
Series K728, Class A2, 3.06%, 8/25/2024 (g)	48,595	47,520
Series K040, Class A2, 3.24%, 9/25/2024	70,000	67,989
Series K731, Class A2, 3.60%, 2/25/2025 (g)	47,021	45,886
Series K733, Class A2, 3.75%, 8/25/2025	500,000	485,565
Series K051, Class A2, 3.31%, 9/25/2025	40,000	38,424
Series K734, Class A2, 3.21%, 2/25/2026	370,000	353,957
Series K735, Class A2, 2.86%, 5/25/2026	49,609	46,870
Series K057, Class A2, 2.57%, 7/25/2026	63,000	58,803
Series K063, Class A1, 3.05%, 8/25/2026	31,248	30,522
Series K072, Class A2, 3.44%, 12/25/2027	400,000	380,501
Series K084, Class A2, 3.78%, 10/25/2028 (g)	500,000	479,404
Series K096, Class A2, 2.52%, 7/25/2029	295,000	262,205
Series K099, Class A2, 2.60%, 9/25/2029	400,000	355,995
Series K100, Class A2, 2.67%, 9/25/2029	400,000	357,442
Series K102, Class A2, 2.54%, 10/25/2029	400,000	354,318
Series K113, Class A2, 1.34%, 6/25/2030	700,000	563,277
Series K159, Class A2, 3.95%, 11/25/2030 (g)	400,000	383,922
Series K123, Class A2, 1.62%, 12/25/2030	500,000	405,193
Series K125, Class A2, 1.85%, 1/25/2031	300,000	246,864
Series K127, Class A2, 2.11%, 1/25/2031	600,000	503,641
Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	67,219
Series K156, Class A3, 3.70%, 6/25/2033 (g)	91,000	85,163
Series K-1512, Class A3, 3.06%, 4/25/2034	150,000	129,915
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	59

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series K-1513, Class A3, 2.80%, 8/25/2034	325,000	273,872
Series K-1514, Class A2, 2.86%, 10/25/2034	400,000	336,241
Series K-1518, Class A2, 1.86%, 10/25/2035	1,100,000	813,835
FNMA ACES
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (g)	14,265	14,168
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (g)	7,857	7,720
Series 2017-M10, Class AV2, 2.54%, 7/25/2024 (g)	40,518	39,207
Series 2017-M1, Class A2, 2.41%, 10/25/2026 (g)	153,136	141,770
Series 2017-M2, Class A2, 2.81%, 2/25/2027 (g)	292,777	274,131
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (g)	284,595	267,187
Series 2017-M12, Class A2, 3.06%, 6/25/2027 (g)	139,645	131,445
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (g)	40,000	37,886
Series 2018-M14, Class A2, 3.58%, 8/25/2028 (g)	430,289	410,472
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (g)	76,330	72,760
Series 2019-M22, Class A2, 2.52%, 8/25/2029	582,486	517,667
Series 2021-M2S, Class A2, 1.81%, 10/25/2031 (g)	700,000	567,878
GS Mortgage Securities Trust
Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	7,141	7,025
Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (g)	170,000	162,108
Series 2015-GC28, Class A4, 3.14%, 2/10/2048	36,839	35,572
Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	23,782
Series 2018-GS9, Class A4, 3.99%, 3/10/2051 (g)	200,000	187,908
Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	260,000	227,364
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class C, 4.11%, 7/15/2045 (g)	26,000	25,615
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2015-C29, Class B, 4.12%, 5/15/2048 (g)	40,000	36,257
Series 2015-C31, Class A3, 3.80%, 8/15/2048	555,603	531,908
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class A5, 3.72%, 3/15/2050	600,000	560,789
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class B, 3.99%, 6/15/2049 (g)	20,000	17,403
Series 2017-C5, Class B, 4.01%, 3/15/2050 (g)	20,000	16,524
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class A4, 3.10%, 5/15/2046	26,014	25,804
Series 2015-C22, Class AS, 3.56%, 4/15/2048	40,000	37,772
Series 2015-C25, Class ASB, 3.38%, 10/15/2048	22,202	21,521
Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	37,976
Series 2016-C31, Class A5, 3.10%, 11/15/2049	450,000	413,860
Series 2016-C32, Class A4, 3.72%, 12/15/2049	295,000	276,399
Morgan Stanley Capital I Trust
Series 2016-UB12, Class A3, 3.34%, 12/15/2049	540,925	503,845
Series 2017-H1, Class C, 4.28%, 6/15/2050 (g)	25,000	21,632
Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	46,727
Series 2019-L3, Class A4, 3.13%, 11/15/2052	100,000	87,661
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	700,000	647,608
Series 2017-C4, Class ASB, 3.37%, 10/15/2050	36,624	34,934
Series 2017-C5, Class AS, 3.78%, 11/15/2050 (g)	70,000	62,278
Series 2017-C7, Class AS, 4.06%, 12/15/2050 (g)	50,000	45,994
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A4, 3.19%, 2/15/2048	28,047	26,797
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	19,094
Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	114,457
Series 2018-C45, Class A3, 3.92%, 6/15/2051	41,300	38,684
Series 2019-C51, Class A3, 3.06%, 6/15/2052	500,000	442,506
Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	109,311
Series 2020-C55, Class A5, 2.73%, 2/15/2053	240,000	203,801
WFRBS Commercial Mortgage Trust
Series 2014-C22, Class A4, 3.49%, 9/15/2057	33,979	32,874
Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	24,176
Total Commercial Mortgage-Backed Securities (Cost $23,529,626)		20,463,699
Foreign Government Securities — 1.5%
Export Development Canada 3.00%, 5/25/2027 (e)	105,000	99,235
Export-Import Bank of Korea 0.75%, 9/21/2025	215,000	192,156
Hong Kong Government International Bond 1.75%, 11/24/2031 (h)	200,000	163,816
Hungary Government Bond 7.63%, 3/29/2041	262,000	294,593
Italian Republic Government Bond
2.38%, 10/17/2024	657,000	621,346
2.88%, 10/17/2029	452,000	381,791
5.38%, 6/15/2033	487,000	477,278
Japan Bank for International Cooperation
3.38%, 10/31/2023	200,000	197,264
0.50%, 4/15/2024	200,000	189,252
3.00%, 5/29/2024	201,000	195,095
2.50%, 5/28/2025	220,000	207,845
2.88%, 6/1/2027 (e)	202,000	186,925
2.88%, 7/21/2027	218,000	201,954
3.50%, 10/31/2028	450,000	422,192
Japan International Cooperation Agency 1.00%, 7/22/2030	210,000	162,338
Oriental Republic of Uruguay
5.75%, 10/28/2034	76,000	81,746
4.13%, 11/20/2045 (e)	805,000	725,306
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Province of Alberta
3.35%, 11/1/2023	100,000	98,718
1.00%, 5/20/2025 (e)	885,000	813,474
Province of British Columbia
1.75%, 9/27/2024	412,000	391,046
2.25%, 6/2/2026	299,000	277,374
0.90%, 7/20/2026 (e)	705,000	623,987
Province of Ontario
3.40%, 10/17/2023	257,000	253,980
3.05%, 1/29/2024	155,000	151,777
2.50%, 4/27/2026	10,000	9,346
2.30%, 6/15/2026	490,000	454,354
2.13%, 1/21/2032	262,000	219,759
Province of Quebec
1.50%, 2/11/2025	955,000	893,954
0.60%, 7/23/2025	30,000	27,186
2.50%, 4/20/2026	99,000	92,787
Republic of Chile
2.45%, 1/31/2031 (e)	1,543,000	1,287,390
4.34%, 3/7/2042 (e)	370,000	316,708
Republic of Indonesia
3.40%, 9/18/2029	200,000	183,402
3.85%, 10/15/2030	494,000	461,608
4.35%, 1/11/2048	500,000	439,401
3.35%, 3/12/2071	201,000	136,614
Republic of Panama
8.88%, 9/30/2027	654,000	753,016
2.25%, 9/29/2032	1,500,000	1,116,949
6.70%, 1/26/2036	78,000	82,610
4.30%, 4/29/2053	200,000	145,118
4.50%, 4/1/2056	211,000	154,177
Republic of Peru
2.39%, 1/23/2026	783,000	728,921
2.78%, 1/23/2031	120,000	99,060
1.86%, 12/1/2032	200,000	145,505
8.75%, 11/21/2033	10,000	12,390
3.30%, 3/11/2041	72,000	52,618
3.55%, 3/10/2051	58,000	41,411
3.60%, 1/15/2072 (e)	99,000	64,366
3.23%, 7/28/2121 (e)	1,420,000	829,501
Republic of Philippines
9.50%, 2/2/2030	304,000	380,114
2.95%, 5/5/2045	1,282,000	912,306
2.65%, 12/10/2045	250,000	168,069
3.20%, 7/6/2046	200,000	144,059
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	61

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Republic of Poland 5.75%, 11/16/2032	18,000	18,872
State of Israel Government Bond 2.75%, 7/3/2030	225,000	199,119
Svensk Exportkredit AB 1.75%, 12/12/2023 (e)	200,000	194,475
United Mexican States
3.25%, 4/16/2030 (e)	455,000	396,185
6.75%, 9/27/2034	265,000	283,213
4.75%, 3/8/2044	476,000	396,282
4.60%, 1/23/2046	200,000	160,824
4.60%, 2/10/2048 (e)	200,000	160,103
5.00%, 4/27/2051	300,000	252,672
3.77%, 5/24/2061	499,000	329,982
5.75%, 10/12/2110	40,000	35,474
Total Foreign Government Securities (Cost $21,649,172)		20,190,388
U.S. Government Agency Securities — 1.3%
FFCB Funding Corp.
0.57%, 7/2/2024	45,000	42,213
0.69%, 7/22/2025	225,000	202,851
0.57%, 8/12/2025	150,000	134,524
0.75%, 12/16/2026	100,000	86,091
1.30%, 3/30/2027	820,000	716,231
0.84%, 2/2/2028	50,000	41,634
1.10%, 8/10/2029	39,000	31,185
1.23%, 9/10/2029	35,000	28,272
1.23%, 7/29/2030	252,000	197,441
1.24%, 9/3/2030	129,000	100,869
1.32%, 9/9/2030	360,000	283,137
1.24%, 12/23/2030	120,000	92,899
1.38%, 1/14/2031	135,000	105,537
1.30%, 2/3/2031	125,000	96,917
2.23%, 3/12/2035	12,000	9,119
1.69%, 8/20/2035	296,000	206,928
FHLB
2.50%, 2/13/2024	565,000	550,397
1.50%, 8/15/2024	1,425,000	1,354,672
2.75%, 12/13/2024	400,000	383,988
0.50%, 4/14/2025	1,785,000	1,633,792
0.58%, 2/11/2026	65,000	57,284
3.25%, 11/16/2028	860,000	817,593
2.13%, 9/14/2029	125,000	109,214
1.50%, 3/14/2031	30,000	24,167
5.50%, 7/15/2036	35,000	39,068
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC
0.38%, 4/20/2023	428,000	425,428
2.75%, 6/19/2023	282,000	280,006
0.25%, 6/26/2023	14,000	13,793
0.25%, 8/24/2023	357,000	348,767
1.50%, 2/12/2025	104,000	97,522
0.38%, 7/21/2025	290,000	261,642
0.38%, 9/23/2025	892,000	801,971
0.63%, 10/27/2025	300,000	268,337
0.80%, 10/27/2026	103,000	89,537
0.80%, 10/28/2026	41,000	35,569
0.90%, 10/13/2027	65,000	55,159
2.73%, 12/14/2029 (i)	80,000	59,313
6.25%, 7/15/2032	726,000	841,660
0.0%, 11/15/2038 (i)	597,000	295,718
FNMA
0.30%, 8/3/2023	1,022,000	1,000,692
2.88%, 9/12/2023	256,000	252,883
2.63%, 9/6/2024	245,000	236,476
0.38%, 8/25/2025	300,000	269,831
0.50%, 11/7/2025	155,000	139,118
2.13%, 4/24/2026	25,000	23,279
1.88%, 9/24/2026	541,000	495,906
0.88%, 12/18/2026	60,000	52,114
0.75%, 10/8/2027	113,000	96,778
6.25%, 5/15/2029	310,000	344,202
7.13%, 1/15/2030	31,000	36,428
0.88%, 8/5/2030	1,781,000	1,410,671
Israel Government AID Bond (Israel) 5.50%, 9/18/2023	473,000	473,337
Tennessee Valley Authority
0.75%, 5/15/2025	59,000	53,882
7.13%, 5/1/2030	166,000	192,935
4.70%, 7/15/2033	408,000	411,991
6.15%, 1/15/2038	35,000	39,883
Total U.S. Government Agency Securities (Cost $17,688,359)		16,750,851
Supranational — 1.2%
African Development Bank (Supranational)
0.75%, 4/3/2023	540,000	538,005
3.00%, 9/20/2023	51,000	50,382
0.88%, 3/23/2026	166,000	148,385
0.88%, 7/22/2026	574,000	507,359
Asian Development Bank (Supranational)
2.75%, 3/17/2023	64,000	63,943
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Supranational — continued
1.50%, 10/18/2024	130,000	122,836
0.63%, 4/29/2025	79,000	72,272
0.38%, 9/3/2025	1,892,000	1,701,446
0.50%, 2/4/2026	835,000	742,295
1.88%, 1/24/2030	40,000	34,459
Asian Infrastructure Investment Bank (The) (Supranational)
0.50%, 10/30/2024	120,000	111,197
0.50%, 1/27/2026	333,000	294,415
Corp. Andina de Fomento (Supranational)
1.63%, 9/23/2025 (e)	543,000	494,197
2.25%, 2/8/2027 (e)	567,000	506,963
Council of Europe Development Bank (Supranational) 1.38%, 2/27/2025 (e)	281,000	262,409
European Investment Bank (Supranational)
0.25%, 9/15/2023	623,000	606,878
1.88%, 2/10/2025	479,000	452,646
0.38%, 12/15/2025 (e)	2,280,000	2,032,088
0.38%, 3/26/2026	2,999,000	2,645,309
0.88%, 5/17/2030	337,000	269,808
Inter-American Development Bank (Supranational)
0.88%, 4/3/2025	10,000	9,222
7.00%, 6/15/2025	91,000	94,940
2.00%, 6/2/2026	481,000	443,015
4.00%, 1/12/2028	350,000	345,617
1.13%, 7/20/2028	312,000	264,945
4.38%, 1/24/2044	191,000	189,417
International Bank for Reconstruction & Development (Supranational)
2.50%, 3/19/2024	408,000	396,673
2.50%, 11/25/2024	470,000	450,811
0.75%, 3/11/2025	43,000	39,644
0.38%, 7/28/2025	1,259,000	1,137,108
2.50%, 7/29/2025	870,000	827,310
3.13%, 11/20/2025	70,000	67,306
1.75%, 10/23/2029	40,000	34,329
2.50%, 3/29/2032	30,000	26,489
4.75%, 2/15/2035	192,000	200,264
Total Supranational (Cost $17,282,021)		16,184,382
Municipal Bonds — 0.4% (j)
Arizona — 0.1%
City of Tucson, Taxable Series 2021A, COP, AGM, 2.86%, 7/1/2047	865,000	603,880
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

California — 0.2%
Bay Area Toll Authority, Toll Bridge
Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	47,445
Series 2009F-2, Rev., 6.26%, 4/1/2049	100,000	119,901
California State University, Systemwide Series 2021B, Rev., 2.72%, 11/1/2052	1,070,000	728,720
East Bay Municipal Utility District, Water System Series 2010B, Rev., 5.87%, 6/1/2040	155,000	169,698
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021B, Rev., 3.29%, 6/1/2042	455,000	347,077
Los Angeles Unified School District, Build America Bonds
GO, 5.75%, 7/1/2034	20,000	21,086
Series 2010RY, GO, 6.76%, 7/1/2034	105,000	118,664
Regents of the University of California Medical Center Pooled
Series H, Rev., 6.55%, 5/15/2048	40,000	46,605
Series 2020N, Rev., 3.71%, 5/15/2120	140,000	93,332
Santa Clara Valley Transportation Authority, Measure A Sales Tax Series 2010A, Rev., 5.88%, 4/1/2032	190,000	195,512
State of California, Various Purpose
GO, 7.50%, 4/1/2034	235,000	284,975
GO, 7.55%, 4/1/2039	400,000	508,485
Total California		2,681,500
Connecticut — 0.0% ^
State of Connecticut Series A, GO, 5.85%, 3/15/2032	75,000	80,313
Illinois — 0.1%
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2018C, Rev., 4.47%, 1/1/2049	25,000	23,347
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/2038	55,000	58,960
Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	55,000	51,820
State of Illinois GO, 5.10%, 6/1/2033	410,000	403,092
Total Illinois		537,219
Missouri — 0.0% ^
Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	35,750
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	63

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
(formerly known as JPMorgan U.S. Aggregate Bond ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — 0.0% ^
University of Nebraska Facilities Corp., Taxable Series 2019A, Rev., 3.04%, 10/1/2049	50,000	37,965
New Jersey — 0.0% ^
New Jersey Economic Development Authority, Pension Funding Series 1997A, Rev., NATL - RE, 7.43%, 2/15/2029	35,000	37,591
New Jersey Turnpike Authority Series F, Rev., 7.41%, 1/1/2040	250,000	313,943
Total New Jersey		351,534
New York — 0.0% ^
Port Authority of New York and New Jersey, Consolidated
Series 174, Rev., 4.46%, 10/1/2062	100,000	91,306
Series 192, Rev., 4.81%, 10/15/2065	120,000	116,538
Total New York		207,844
Ohio — 0.0% ^
American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010B, Rev., 7.83%, 2/15/2041	25,000	31,424
Texas — 0.0% ^
Dallas Area Rapid Transit, Sales Tax, Senior Lien Series 2021-A, Rev., 2.61%, 12/1/2048	100,000	68,654
Grand Parkway Transportation Corp., System Toll Series 2020B, Rev., 3.24%, 10/1/2052	100,000	75,149
Permanent University Fund - Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	17,055
State of Texas, Transportation Commission Highway Improvement Series 2010A, GO, 4.68%, 4/1/2040	45,000	44,368
State of Texas, Transportation Commission Mobility Fund Series 2009A, GO, 5.52%, 4/1/2039	120,000	128,261
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Mobility Partners LLC Series 2019B, Rev., 3.92%, 12/31/2049	100,000	78,851
Total Texas		412,338
Total Municipal Bonds (Cost $6,253,192)		4,979,767
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 0.3%
American Airlines Pass-Through Trust Series 2019-1, Class AA, 3.15%, 2/15/2032	175,830	152,473
American Express Credit Account Master Trust
Series 2022-2, Class A, 3.39%, 5/15/2027	800,000	771,407
Series 2022-3, Class A, 3.75%, 8/15/2027	200,000	193,889
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	363,522
CarMax Auto Owner Trust Series 2022-1, Class A4, 1.70%, 8/16/2027	365,000	335,401
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	96,351
Evergy Metro, Inc., 4.20%, 3/15/2048	209,000	173,127
Ford Credit Floorplan Master Owner Trust
Series 2020-2, Class A, 1.06%, 9/15/2027	600,000	540,650
Series 2018-4, Class A, 4.06%, 11/15/2030	600,000	567,844
Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	49,828
Toyota Auto Receivables Owner Trust Series 2022-B, Class A3, 2.93%, 9/15/2026	600,000	578,394
World Omni Select Auto Trust Series 2019-A, Class D, 2.59%, 12/15/2025	182,000	178,362
Total Asset-Backed Securities (Cost $4,134,969)		4,001,248
	SHARES
Short-Term Investments — 8.2%
Investment Companies — 7.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (k) (l) (Cost $91,260,954)	91,260,954	91,260,954
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (k) (l)	12,989,448	12,994,643
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (k) (l)	2,787,225	2,787,225
Total Investment of Cash Collateral from Securities Loaned (Cost $15,781,868)		15,781,868
Total Short-Term Investments (Cost $107,042,822)		107,042,822
Total Investments — 107.2% (Cost $1,531,378,708)		1,406,532,120
Liabilities in Excess of Other Assets — (7.2)%		(94,431,143)
NET ASSETS — 100.0%		1,312,100,977

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
CME	Chicago Mercantile Exchange
COP	Certificate of Participation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(b)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $601,964 or 0.05% of the
Fund’s net assets as of February 28, 2023 .

(e)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $15,321,337.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(h)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(i)	The rate shown is the effective yield as of February 28, 2023.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	65

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 98.0%
Aerospace & Defense — 3.3%
Bombardier, Inc. (Canada)
7.13%, 6/15/2026 (a)	783,000	768,855
7.88%, 4/15/2027 (a)	936,000	930,206
7.50%, 2/1/2029 (a)	242,000	237,170
Howmet Aerospace, Inc.
6.88%, 5/1/2025	344,000	350,020
5.90%, 2/1/2027	509,000	506,744
5.95%, 2/1/2037	335,000	328,273
Maxar Technologies, Inc. 7.75%, 6/15/2027 (a)	261,000	272,920
Moog, Inc. 4.25%, 12/15/2027 (a)	191,000	174,767
Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (a)	600,000	579,192
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	593,000	592,466
9.38%, 11/30/2029 (a)	478,000	504,888
TransDigm, Inc.
6.25%, 3/15/2026 (a)	1,702,000	1,679,441
6.38%, 6/15/2026	112,000	108,621
5.50%, 11/15/2027	1,432,000	1,318,571
4.88%, 5/1/2029	136,000	116,630
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	293,000	304,817
6.25%, 9/15/2024 (a)	83,000	82,896
7.75%, 8/15/2025	497,000	475,878
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a)	1,563,000	703,350
9.00%, 11/15/2026 (a)	1,764,000	1,189,324
		11,225,029
Air Freight & Logistics — 0.0% ^
Rand Parent LLC 8.50%, 2/15/2030 (a)	25,000	24,003
Airlines — 1.6%
Air Canada (Canada) 3.88%, 8/15/2026 (a)	456,000	410,779
Allegiant Travel Co. 7.25%, 8/15/2027 (a)	536,000	526,620
American Airlines Group, Inc. 3.75%, 3/1/2025 (a)	506,000	461,919
American Airlines, Inc.
5.50%, 4/20/2026 (a)	572,009	556,707
5.75%, 4/20/2029 (a)	1,381,009	1,313,499
Delta Air Lines, Inc.
7.38%, 1/15/2026	85,000	87,465
4.38%, 4/19/2028	200,000	182,520
3.75%, 10/28/2029	308,000	264,175
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Airlines — continued
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (a)	191,111	177,717
Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (a)	267,000	268,001
United Airlines Holdings, Inc. 4.88%, 1/15/2025	200,000	194,340
United Airlines, Inc.
4.38%, 4/15/2026 (a)	110,000	103,530
4.63%, 4/15/2029 (a)	1,113,000	986,714
		5,533,986
Auto Components — 2.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	350,000	323,911
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	493,000	467,117
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	664,000	613,748
5.00%, 10/1/2029	170,000	137,157
Clarios Global LP
6.25%, 5/15/2026 (a)	319,000	313,099
8.50%, 5/15/2027 (a)	797,000	792,446
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	249,050	256,739
10.63% (PIK), 5/15/2027 (a) (b)	189,000	113,438
Dana, Inc.
5.38%, 11/15/2027	268,000	247,289
5.63%, 6/15/2028	70,000	63,350
Dealer Tire LLC 8.00%, 2/1/2028 (a)	74,000	67,189
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	290,000	218,950
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	235,000	226,188
4.88%, 3/15/2027	825,000	765,352
5.25%, 4/30/2031	384,000	329,280
5.25%, 7/15/2031	38,000	32,348
5.63%, 4/30/2033	66,000	56,014
Icahn Enterprises LP
6.25%, 5/15/2026	872,000	845,840
5.25%, 5/15/2027	827,000	765,014
4.38%, 2/1/2029	195,000	168,422
IHO Verwaltungs GmbH (Germany) 6.38% (Cash), 5/15/2029 (a) (b)	393,000	357,139
ZF North America Capital, Inc. (Germany) 4.75%, 4/29/2025 (a)	500,000	477,630
		7,637,660
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Automobiles — 1.0%
Ford Motor Co.
6.63%, 10/1/2028	83,000	83,597
3.25%, 2/12/2032	1,296,000	982,507
6.10%, 8/19/2032	846,000	787,433
5.29%, 12/8/2046	1,060,000	829,450
Jaguar Land Rover Automotive plc (United Kingdom) 5.50%, 7/15/2029 (a)	295,000	235,774
Mclaren Finance plc (United Kingdom) 7.50%, 8/1/2026 (a)	248,000	192,236
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	289,000	263,955
Thor Industries, Inc. 4.00%, 10/15/2029 (a)	36,000	29,004
		3,403,956
Banks — 0.7%
Intesa Sanpaolo SpA (Italy)
5.02%, 6/26/2024 (a)	200,000	193,184
5.71%, 1/15/2026 (a)	715,000	684,374
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.60%), 4.20%, 6/1/2032 (a) (c)	539,000	406,109
UniCredit SpA (Italy)
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	946,000	858,550
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 6/30/2035 (a) (c)	200,000	169,670
		2,311,887
Beverages — 0.1%
Primo Water Holdings, Inc. (Canada) 4.38%, 4/30/2029 (a)	25,000	21,412
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	301,000	239,912
		261,324
Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	86,000	52,030
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	340,000	290,700
		342,730
Building Products — 1.3%
Advanced Drainage Systems, Inc. 6.38%, 6/15/2030 (a)	408,000	389,655
Builders FirstSource, Inc. 5.00%, 3/1/2030 (a)	968,000	871,830
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Building Products — continued
Camelot Return Merger Sub, Inc. 8.75%, 8/1/2028 (a)	447,000	424,650
CP Atlas Buyer, Inc. 7.00%, 12/1/2028 (a)	221,000	164,645
Griffon Corp. 5.75%, 3/1/2028	384,000	353,395
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	300,000	281,814
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	25,000	20,893
Masonite International Corp. 5.38%, 2/1/2028 (a)	113,000	105,988
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	230,000	186,734
New Enterprise Stone & Lime Co., Inc. 5.25%, 7/15/2028 (a)	32,000	29,251
Oscar AcquisitionCo LLC 9.50%, 4/15/2030 (a)	238,000	211,060
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	300,000	251,861
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	936,000	840,953
3.38%, 1/15/2031 (a)	281,000	215,600
		4,348,329
Capital Markets — 0.6%
AG TTMT Escrow Issuer LLC 8.63%, 9/30/2027 (a)	469,000	474,777
Aretec Escrow Issuer, Inc. 7.50%, 4/1/2029 (a)	203,000	177,624
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	398,000	260,690
3.63%, 10/1/2031 (a)	210,000	126,647
Compass Group Diversified Holdings LLC 5.25%, 4/15/2029 (a)	112,000	97,623
Dresdner Funding Trust I 8.15%, 6/30/2031 (a)	210,000	225,750
Hightower Holding LLC 6.75%, 4/15/2029 (a)	165,000	139,581
Jane Street Group 4.50%, 11/15/2029 (a)	136,000	119,366
LPL Holdings, Inc.
4.63%, 11/15/2027 (a)	476,000	442,686
4.00%, 3/15/2029 (a)	71,000	62,466
		2,127,210
Chemicals — 2.9%
Ashland LLC 3.38%, 9/1/2031 (a)	230,000	183,177
ASP Unifrax Holdings, Inc. 7.50%, 9/30/2029 (a)	149,000	101,327
Avient Corp.
5.75%, 5/15/2025 (a)	212,000	207,789
7.13%, 8/1/2030 (a)	446,000	447,115
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	67

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chemicals — continued
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	525,000	484,254
Cerdia Finanz GmbH (Germany) 10.50%, 2/15/2027 (a)	248,000	220,389
Chemours Co. (The) 5.75%, 11/15/2028 (a)	767,000	673,643
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	442,000	381,225
FXI Holdings, Inc. 12.25%, 11/15/2026 (a)	301,000	263,572
GPD Cos., Inc. 10.13%, 4/1/2026 (a)	355,000	318,726
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	300,000	263,847
Iris Holding, Inc. 10.00%, 12/15/2028 (a)	25,000	18,938
Koppers, Inc. 6.00%, 2/15/2025 (a)	149,000	144,049
LSB Industries, Inc. 6.25%, 10/15/2028 (a)	408,000	371,406
Mativ Holdings, Inc. 6.88%, 10/1/2026 (a)	241,000	222,089
Methanex Corp. (Canada) 5.25%, 12/15/2029	268,000	245,555
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024 (a)	428,000	419,465
4.25%, 5/15/2029 (a)	486,000	402,384
Nufarm Australia Ltd. (Australia) 5.00%, 1/27/2030 (a)	134,000	116,983
Olin Corp.
5.13%, 9/15/2027	222,000	211,015
5.63%, 8/1/2029	130,000	123,850
Olympus Water US Holding Corp. 4.25%, 10/1/2028 (a)	450,000	375,599
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	348,000	331,252
Rayonier AM Products, Inc. 7.63%, 1/15/2026 (a)	512,000	481,700
SCIH Salt Holdings, Inc.
4.88%, 5/1/2028 (a)	379,000	327,710
6.63%, 5/1/2029 (a)	272,000	220,851
SCIL IV LLC 5.38%, 11/1/2026 (a)	381,000	342,420
Scotts Miracle-Gro Co. (The)
4.50%, 10/15/2029	85,000	73,653
4.38%, 2/1/2032	100,000	81,642
SK Invictus Intermediate II Sarl (Luxembourg) 5.00%, 10/30/2029 (a)	244,000	194,117
SPCM SA (France) 3.13%, 3/15/2027 (a)	330,000	284,495
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	131,000	114,523
5.13%, 4/1/2029 (a)	59,000	39,290
Tronox, Inc. 4.63%, 3/15/2029 (a)	483,000	393,645
Venator Finance SARL
9.50%, 7/1/2025 (a)	134,000	102,056
5.75%, 7/15/2025 (a)	218,000	32,155
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — continued
Vibrantz Technologies, Inc. 9.00%, 2/15/2030 (a)	286,000	221,564
WR Grace Holdings LLC 5.63%, 8/15/2029 (a)	339,000	271,811
		9,709,281
Commercial Services & Supplies — 3.1%
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	200,000	172,096
4.88%, 7/15/2032 (a)	254,000	217,832
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	1,123,000	1,066,580
9.75%, 7/15/2027 (a)	386,000	354,170
6.00%, 6/1/2029 (a)	209,000	155,700
APi Group DE, Inc. 4.13%, 7/15/2029 (a)	63,000	54,177
APX Group, Inc. 5.75%, 7/15/2029 (a)	128,000	107,241
Aramark Services, Inc.
6.38%, 5/1/2025 (a)	407,000	404,350
5.00%, 2/1/2028 (a)	285,000	262,400
Brink's Co. (The) 4.63%, 10/15/2027 (a)	393,000	357,320
Clean Harbors, Inc.
4.88%, 7/15/2027 (a)	25,000	23,611
6.38%, 2/1/2031 (a)	504,000	500,414
CoreCivic, Inc. 8.25%, 4/15/2026	568,000	575,026
Covanta Holding Corp. 4.88%, 12/1/2029 (a)	254,000	214,543
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	219,000	193,961
9.50%, 11/1/2027 (a)	518,000	497,657
GEO Group, Inc. (The) 10.50%, 6/30/2028	290,000	295,075
GFL Environmental, Inc. (Canada)
5.13%, 12/15/2026 (a)	716,000	685,484
4.75%, 6/15/2029 (a)	447,000	397,517
Interface, Inc. 5.50%, 12/1/2028 (a)	142,000	116,440
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	86,000	83,825
Madison IAQ LLC
4.13%, 6/30/2028 (a)	168,000	143,321
5.88%, 6/30/2029 (a)	148,000	117,827
Neptune Bidco US, Inc. 9.29%, 4/15/2029 (a)	651,000	615,455
Pitney Bowes, Inc.
6.88%, 3/15/2027 (a)	196,000	163,660
7.25%, 3/15/2029 (a)	121,000	94,078
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	925,000	893,781
6.25%, 1/15/2028 (a)	525,000	486,990
Steelcase, Inc. 5.13%, 1/18/2029	25,000	21,105
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Commercial Services & Supplies — continued
Stericycle, Inc. 3.88%, 1/15/2029 (a)	523,000	448,345
Vericast Corp. 11.00%, 9/15/2026 (a)	139,000	149,078
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	331,000	302,627
West Technology Group LLC 8.50%, 10/15/2025 (a)	315,000	276,412
		10,448,098
Communications Equipment — 0.6%
CommScope, Inc.
6.00%, 3/1/2026 (a)	896,000	863,352
8.25%, 3/1/2027 (a)	886,000	753,100
Viasat, Inc.
5.63%, 4/15/2027 (a)	66,000	60,219
6.50%, 7/15/2028 (a)	76,000	56,195
Viavi Solutions, Inc. 3.75%, 10/1/2029 (a)	136,000	113,519
		1,846,385
Construction & Engineering — 0.9%
AECOM 5.13%, 3/15/2027	521,000	498,246
Artera Services LLC 9.03%, 12/4/2025 (a)	422,000	362,920
Brand Industrial Services, Inc. 8.50%, 7/15/2025 (a)	134,000	112,122
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (a)	640,000	594,980
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	230,000	201,601
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	329,000	274,555
Pike Corp. 5.50%, 9/1/2028 (a)	377,000	327,164
Promontoria Holding 264 BV (Netherlands) 7.88%, 3/1/2027 (a)	236,000	226,864
Tutor Perini Corp. 6.88%, 5/1/2025 (a)	281,000	234,869
Weekley Homes LLC 4.88%, 9/15/2028 (a)	46,000	39,067
		2,872,388
Consumer Finance — 4.3%
Ally Financial, Inc. 5.75%, 11/20/2025	554,000	542,301
Cobra AcquisitionCo LLC 6.38%, 11/1/2029 (a)	159,000	101,206
Credit Acceptance Corp. 6.63%, 3/15/2026	329,000	308,046
Curo Group Holdings Corp. 7.50%, 8/1/2028 (a)	365,000	148,638
Enova International, Inc.
8.50%, 9/1/2024 (a)	41,000	40,507
8.50%, 9/15/2025 (a)	133,000	127,652
FirstCash, Inc. 5.63%, 1/1/2030 (a)	290,000	256,516
Ford Motor Credit Co. LLC
5.58%, 3/18/2024	762,000	756,666
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Consumer Finance — continued
3.66%, 9/8/2024	830,000	795,970
4.06%, 11/1/2024	1,062,000	1,021,060
2.30%, 2/10/2025	842,000	773,771
5.13%, 6/16/2025	1,135,000	1,095,706
4.13%, 8/17/2027	1,012,000	901,650
5.11%, 5/3/2029	400,000	365,640
7.35%, 3/6/2030	617,000	624,811
3.63%, 6/17/2031	1,018,000	806,489
Global Aircraft Leasing Co. Ltd. (Cayman Islands) 7.25% (PIK), 9/15/2024 (a) (b)	846,557	736,825
goeasy Ltd. (Canada) 5.38%, 12/1/2024 (a)	164,000	156,204
LFS Topco LLC 5.88%, 10/15/2026 (a)	184,000	158,460
Navient Corp.
5.88%, 10/25/2024	850,000	826,251
5.00%, 3/15/2027	488,000	433,832
5.63%, 8/1/2033	171,000	128,330
OneMain Finance Corp.
6.13%, 3/15/2024	664,000	654,691
7.13%, 3/15/2026	1,193,000	1,159,727
3.88%, 9/15/2028	594,000	472,230
PROG Holdings, Inc. 6.00%, 11/15/2029 (a)	238,000	202,222
Synchrony Financial 7.25%, 2/2/2033	312,000	300,336
VistaJet Malta Finance plc (Switzerland)
7.88%, 5/1/2027 (a)	602,000	574,139
6.38%, 2/1/2030 (a)	25,000	21,882
World Acceptance Corp. 7.00%, 11/1/2026 (a)	128,000	99,360
		14,591,118
Containers & Packaging — 2.5%
ARD Finance SA (Luxembourg) 6.50% (Cash), 6/30/2027 (a) (b)	250,000	204,420
Ardagh Metal Packaging Finance USA LLC
3.25%, 9/1/2028 (a)	350,000	293,709
4.00%, 9/1/2029 (a)	350,000	280,437
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	800,000	728,000
5.25%, 8/15/2027 (a)	500,000	410,625
Ball Corp.
4.88%, 3/15/2026	809,000	781,696
3.13%, 9/15/2031	757,000	606,236
Berry Global, Inc. 5.63%, 7/15/2027 (a)	68,000	65,450
Clydesdale Acquisition Holdings, Inc. 8.75%, 4/15/2030 (a)	192,000	173,449
Crown Americas LLC
4.75%, 2/1/2026	390,000	372,450
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	69

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Containers & Packaging — continued
5.25%, 4/1/2030	364,000	338,655
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	362,000	339,089
3.50%, 3/15/2028 (a)	418,000	365,717
LABL, Inc.
6.75%, 7/15/2026 (a)	480,000	456,550
10.50%, 7/15/2027 (a)	400,000	373,908
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	102,000	102,637
9.25%, 4/15/2027 (a)	525,000	493,500
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	619,000	601,977
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	53,000	46,235
Sealed Air Corp.
5.50%, 9/15/2025 (a)	196,000	192,852
6.88%, 7/15/2033 (a)	401,000	408,138
Silgan Holdings, Inc. 4.13%, 2/1/2028	205,000	187,575
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (d)	600,000	567,000
		8,390,305
Distributors — 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	448,000	400,960
BCPE Empire Holdings, Inc. 7.63%, 5/1/2027 (a)	223,000	204,115
Resideo Funding, Inc. 4.00%, 9/1/2029 (a)	120,000	98,329
		703,404
Diversified Consumer Services — 0.4%
Carriage Services, Inc. 4.25%, 5/15/2029 (a)	89,000	71,551
Metis Merger Sub LLC 6.50%, 5/15/2029 (a)	304,000	246,240
Service Corp. International
5.13%, 6/1/2029	551,000	515,874
3.38%, 8/15/2030	119,000	96,687
StoneMor, Inc. 8.50%, 5/15/2029 (a)	199,000	143,875
WW International, Inc. 4.50%, 4/15/2029 (a)	213,000	108,630
		1,182,857
Diversified Financial Services — 0.6%
CPI CG, Inc. 8.63%, 3/15/2026 (a)	277,000	272,693
Midcap Financial Issuer Trust 5.63%, 1/15/2030 (a)	436,000	342,604
MPH Acquisition Holdings LLC
5.50%, 9/1/2028 (a)	394,000	298,514
5.75%, 11/1/2028 (a)	197,000	128,034
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Financial Services — continued
Paysafe Finance plc 4.00%, 6/15/2029 (a)	215,000	171,085
Sabre GLBL, Inc.
9.25%, 4/15/2025 (a)	418,000	411,455
7.38%, 9/1/2025 (a)	30,000	28,081
11.25%, 12/15/2027 (a)	212,000	211,866
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	283,000	284,061
		2,148,393
Diversified Telecommunication Services — 5.8%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	750,000	619,447
Altice France SA (France)
5.50%, 1/15/2028 (a)	241,000	198,504
5.50%, 10/15/2029 (a)	1,341,000	1,048,989
CCO Holdings LLC
5.50%, 5/1/2026 (a)	603,000	581,895
5.13%, 5/1/2027 (a)	846,000	782,778
5.38%, 6/1/2029 (a)	953,000	850,028
4.75%, 3/1/2030 (a)	1,635,000	1,374,985
4.25%, 2/1/2031 (a)	30,000	24,081
4.75%, 2/1/2032 (a)	1,047,000	848,070
4.50%, 6/1/2033 (a)	1,367,000	1,063,529
4.25%, 1/15/2034 (a)	419,000	313,644
Consolidated Communications, Inc. 6.50%, 10/1/2028 (a)	300,000	219,000
Embarq Corp. 8.00%, 6/1/2036	387,000	166,567
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	724,000	672,668
5.00%, 5/1/2028 (a)	377,000	330,817
6.75%, 5/1/2029 (a)	774,000	650,311
8.75%, 5/15/2030 (a)	250,000	252,813
Iliad Holding SASU (France) 6.50%, 10/15/2026 (a)	750,000	701,010
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,018,000	885,653
Level 3 Financing, Inc.
4.63%, 9/15/2027 (a)	972,000	726,570
4.25%, 7/1/2028 (a)	479,000	326,918
3.63%, 1/15/2029 (a)	175,000	112,294
Lumen Technologies, Inc.
4.00%, 2/15/2027 (a)	1,111,000	853,137
4.50%, 1/15/2029 (a)	25,000	13,213
5.38%, 6/15/2029 (a)	350,000	189,875
Series P, 7.60%, 9/15/2039	231,000	114,504
Qwest Corp. 7.25%, 9/15/2025	132,000	130,251
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Sprint Capital Corp.
6.88%, 11/15/2028	1,418,000	1,486,773
8.75%, 3/15/2032	493,000	586,912
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	736,000	641,424
6.00%, 9/30/2034	384,000	320,832
7.72%, 6/4/2038	267,000	242,970
Telesat Canada (Canada) 5.63%, 12/6/2026 (a)	450,000	235,125
Virgin Media Finance plc (United Kingdom) 5.00%, 7/15/2030 (a)	748,000	609,620
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	729,000	660,591
Windstream Escrow LLC 7.75%, 8/15/2028 (a)	285,000	232,902
Zayo Group Holdings, Inc.
4.00%, 3/1/2027 (a)	283,000	217,096
6.13%, 3/1/2028 (a)	391,000	246,307
		19,532,103
Electric Utilities — 1.7%
Drax Finco plc (United Kingdom) 6.63%, 11/1/2025 (a)	201,000	197,483
Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	256,000	245,624
FirstEnergy Corp.
2.65%, 3/1/2030	771,000	639,359
Series C, 7.38%, 11/15/2031	208,000	233,272
Series C, 5.10%, 7/15/2047 (d)	197,000	175,757
Series C, 3.40%, 3/1/2050	281,000	189,869
NextEra Energy Operating Partners LP
4.25%, 7/15/2024 (a)	126,000	121,748
3.88%, 10/15/2026 (a)	30,000	27,150
4.50%, 9/15/2027 (a)	699,000	641,333
NRG Energy, Inc.
5.75%, 1/15/2028	262,000	246,961
5.25%, 6/15/2029 (a)	468,000	416,520
3.63%, 2/15/2031 (a)	262,000	203,149
3.88%, 2/15/2032 (a)	122,000	94,616
PG&E Corp. 5.25%, 7/1/2030	759,000	677,407
Terraform Global Operating LP 6.13%, 3/1/2026 (a)	168,000	161,283
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Vistra Operations Co. LLC
5.63%, 2/15/2027 (a)	991,000	939,092
4.38%, 5/1/2029 (a)	412,000	355,924
		5,566,547
Electrical Equipment — 0.0% ^
Sensata Technologies BV 5.00%, 10/1/2025 (a)	25,000	24,321
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	25,000	21,720
		46,041
Electronic Equipment, Instruments & Components — 0.3%
Coherent Corp. 5.00%, 12/15/2029 (a)	454,000	397,749
Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	726,000	642,486
		1,040,235
Energy Equipment & Services — 1.4%
Archrock Partners LP
6.88%, 4/1/2027 (a)	472,000	457,901
6.25%, 4/1/2028 (a)	196,000	186,059
Enerflex Ltd. (Canada) 9.00%, 10/15/2027 (a)	54,000	53,295
Ensign Drilling, Inc. (Canada) 9.25%, 4/15/2024 (a)	26,000	25,217
Global Marine, Inc. 7.00%, 6/1/2028	148,000	119,048
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	256,000	243,681
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	620,000	597,544
Oceaneering International, Inc. 6.00%, 2/1/2028	65,000	61,660
Patterson-UTI Energy, Inc. 3.95%, 2/1/2028	316,000	276,168
Petrofac Ltd. (United Kingdom) 9.75%, 11/15/2026 (a)	239,000	154,788
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	221,000	217,431
6.88%, 1/15/2029 (a)	148,000	133,437
Transocean, Inc.
7.25%, 11/1/2025 (a)	26,000	24,570
11.50%, 1/30/2027 (a)	127,000	130,493
8.75%, 2/15/2030 (a)	911,000	926,942
6.80%, 3/15/2038	417,000	286,646
USA Compression Partners LP 6.88%, 4/1/2026	269,000	257,807
Weatherford International Ltd.
6.50%, 9/15/2028 (a)	145,000	142,462
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	71

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — continued
8.63%, 4/30/2030 (a)	131,000	130,823
Welltec International ApS (Denmark) 8.25%, 10/15/2026 (a)	329,000	330,648
		4,756,620
Entertainment — 1.0%
Allen Media LLC 10.50%, 2/15/2028 (a)	245,000	105,350
AMC Entertainment Holdings, Inc.
10.00% (Cash), 6/15/2026 (a) (b)	318,000	163,872
7.50%, 2/15/2029 (a)	427,000	255,888
Banijay Entertainment SASU (France) 5.38%, 3/1/2025 (a)	250,000	243,223
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	219,000	223,424
5.25%, 7/15/2028 (a)	395,000	331,899
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	272,000	194,325
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	340,000	329,800
6.50%, 5/15/2027 (a)	676,000	664,677
3.75%, 1/15/2028 (a)	48,000	41,736
ROBLOX Corp. 3.88%, 5/1/2030 (a)	258,000	212,104
WMG Acquisition Corp.
3.75%, 12/1/2029 (a)	88,000	74,287
3.88%, 7/15/2030 (a)	607,000	514,857
3.00%, 2/15/2031 (a)	215,000	168,846
		3,524,288
Equity Real Estate Investment Trusts (REITs) — 2.7%
Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	538,000	495,240
Diversified Healthcare Trust
4.75%, 2/15/2028	26,000	16,914
4.38%, 3/1/2031	374,000	259,244
Global Net Lease, Inc. 3.75%, 12/15/2027 (a)	134,000	110,421
HAT Holdings I LLC
3.38%, 6/15/2026 (a)	391,000	339,192
3.75%, 9/15/2030 (a)	191,000	144,182
Iron Mountain Information Management Services, Inc. 5.00%, 7/15/2032 (a)	125,000	103,092
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	913,000	840,364
5.00%, 7/15/2028 (a)	201,000	182,190
4.88%, 9/15/2029 (a)	915,000	796,494
iStar, Inc. 4.75%, 10/1/2024	493,000	492,078
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
MPT Operating Partnership LP
5.00%, 10/15/2027	90,000	73,844
4.63%, 8/1/2029	980,000	732,550
Office Properties Income Trust
4.50%, 2/1/2025	44,000	40,481
2.65%, 6/15/2026	287,000	227,227
Park Intermediate Holdings LLC 5.88%, 10/1/2028 (a)	715,000	635,966
RHP Hotel Properties LP
4.75%, 10/15/2027	672,000	617,837
4.50%, 2/15/2029 (a)	28,000	24,373
RLJ Lodging Trust LP 4.00%, 9/15/2029 (a)	204,000	168,134
SBA Communications Corp.
3.88%, 2/15/2027	384,000	347,518
3.13%, 2/1/2029	111,000	91,653
Service Properties Trust
4.50%, 3/15/2025	149,000	138,840
7.50%, 9/15/2025	320,000	317,178
4.38%, 2/15/2030	653,000	498,958
Uniti Group LP
7.88%, 2/15/2025 (a)	825,000	841,027
10.50%, 2/15/2028 (a)	316,000	316,063
6.50%, 2/15/2029 (a)	602,000	394,313
		9,245,373
Food & Staples Retailing — 1.2%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	578,000	543,320
5.88%, 2/15/2028 (a)	639,000	618,494
3.50%, 3/15/2029 (a)	28,000	23,698
4.88%, 2/15/2030 (a)	491,000	440,588
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	915,000	867,685
4.25%, 8/1/2029 (a)	89,000	77,709
Rite Aid Corp. 8.00%, 11/15/2026 (a)	377,000	199,810
Safeway, Inc. 7.25%, 2/1/2031	302,000	299,583
US Foods, Inc.
6.25%, 4/15/2025 (a)	433,000	431,417
4.75%, 2/15/2029 (a)	495,000	446,109
4.63%, 6/1/2030 (a)	164,000	143,245
		4,091,658
Food Products — 1.0%
B&G Foods, Inc.
5.25%, 4/1/2025	72,000	65,160
5.25%, 9/15/2027	88,000	70,903
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food Products — continued
Chobani LLC 7.50%, 4/15/2025 (a)	482,000	469,598
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	172,000	165,490
FAGE International SA (Luxembourg) 5.63%, 8/15/2026 (a)	304,000	286,170
H-Food Holdings LLC 8.50%, 6/1/2026 (a)	167,000	103,540
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (a)	275,000	259,179
4.13%, 1/31/2030 (a)	91,000	79,861
Pilgrim's Pride Corp. 3.50%, 3/1/2032	748,000	578,020
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	30,000	29,214
5.50%, 12/15/2029 (a)	1,089,000	996,570
4.50%, 9/15/2031 (a)	406,000	341,880
Simmons Foods, Inc. 4.63%, 3/1/2029 (a)	48,000	39,120
		3,484,705
Gas Utilities — 0.3%
AmeriGas Partners LP 5.88%, 8/20/2026	741,000	698,322
Ferrellgas LP 5.88%, 4/1/2029 (a)	101,000	82,441
Suburban Propane Partners LP 5.00%, 6/1/2031 (a)	299,000	248,801
		1,029,564
Health Care Equipment & Supplies — 1.0%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	818,000	752,560
Hologic, Inc. 3.25%, 2/15/2029 (a)	578,000	498,410
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,476,000	1,230,209
5.25%, 10/1/2029 (a)	755,000	619,617
Teleflex, Inc. 4.25%, 6/1/2028 (a)	303,000	273,485
		3,374,281
Health Care Providers & Services — 3.4%
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	304,000	284,903
AdaptHealth LLC 6.13%, 8/1/2028 (a)	182,000	167,166
Akumin Escrow, Inc. 7.50%, 8/1/2028 (a)	272,000	190,400
Akumin, Inc. 7.00%, 11/1/2025 (a)	25,000	19,885
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	672,000	655,200
5.63%, 3/15/2027 (a)	531,000	466,040
6.00%, 1/15/2029 (a)	384,000	331,636
6.88%, 4/15/2029 (a)	911,000	637,156
6.13%, 4/1/2030 (a)	117,000	80,122
4.75%, 2/15/2031 (a)	513,000	396,293
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — continued
DaVita, Inc.
4.63%, 6/1/2030 (a)	1,067,000	879,389
3.75%, 2/15/2031 (a)	384,000	289,959
Encompass Health Corp.
4.50%, 2/1/2028	25,000	22,952
4.75%, 2/1/2030	384,000	339,905
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	149,000	34,894
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	254,000	190,500
HealthEquity, Inc. 4.50%, 10/1/2029 (a)	153,000	133,720
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	367,000	309,757
LifePoint Health, Inc. 5.38%, 1/15/2029 (a)	269,000	176,553
Molina Healthcare, Inc.
4.38%, 6/15/2028 (a)	728,000	661,242
3.88%, 5/15/2032 (a)	180,000	147,782
Owens & Minor, Inc. 6.63%, 4/1/2030 (a)	423,000	347,918
Pediatrix Medical Group, Inc. 5.38%, 2/15/2030 (a)	191,000	168,497
Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (a)	405,000	366,525
Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	127,000	75,955
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	200,000	170,247
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	251,000	196,146
Select Medical Corp. 6.25%, 8/15/2026 (a)	303,000	289,365
Tenet Healthcare Corp.
4.88%, 1/1/2026	335,000	319,050
6.25%, 2/1/2027	751,000	731,374
5.13%, 11/1/2027	938,000	881,842
4.63%, 6/15/2028	741,000	670,434
6.13%, 10/1/2028	463,000	428,275
6.88%, 11/15/2031	224,000	206,640
US Acute Care Solutions LLC 6.38%, 3/1/2026 (a)	115,000	101,971
US Renal Care, Inc. 10.63%, 7/15/2027 (a)	213,000	67,739
		11,437,432
Health Care Technology — 0.2%
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	764,000
Hotels, Restaurants & Leisure — 8.3%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	868,000	772,397
4.38%, 1/15/2028 (a)	538,000	481,012
4.00%, 10/15/2030 (a)	316,000	260,991
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	73

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Affinity Interactive 6.88%, 12/15/2027 (a)	268,000	239,043
Bloomin' Brands, Inc. 5.13%, 4/15/2029 (a)	229,000	203,810
Boyd Gaming Corp. 4.75%, 12/1/2027	712,000	667,500
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	318,000	281,450
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	627,000	621,786
8.13%, 7/1/2027 (a)	723,000	730,230
4.63%, 10/15/2029 (a)	494,000	422,518
Caesars Resort Collection LLC 5.75%, 7/1/2025 (a)	375,000	374,374
Carnival Corp.
7.63%, 3/1/2026 (a)	1,088,000	976,726
5.75%, 3/1/2027 (a)	1,074,000	883,515
9.88%, 8/1/2027 (a)	571,000	581,272
4.00%, 8/1/2028 (a)	468,000	395,666
10.50%, 6/1/2030 (a)	753,000	729,167
CCM Merger, Inc. 6.38%, 5/1/2026 (a)	162,000	155,461
CDI Escrow Issuer, Inc. 5.75%, 4/1/2030 (a)	431,000	400,291
Cedar Fair LP 5.50%, 5/1/2025 (a)	262,000	258,801
Churchill Downs, Inc. 5.50%, 4/1/2027 (a)	289,000	274,079
Everi Holdings, Inc. 5.00%, 7/15/2029 (a)	207,000	182,059
Fertitta Entertainment LLC
4.63%, 1/15/2029 (a)	418,000	361,528
6.75%, 1/15/2030 (a)	443,000	367,145
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (a)	250,000	242,451
4.88%, 1/15/2030	996,000	913,830
4.00%, 5/1/2031 (a)	40,000	34,037
3.63%, 2/15/2032 (a)	25,000	20,525
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/2029 (a)	462,000	405,471
4.88%, 7/1/2031 (a)	244,000	205,131
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	777,000	740,932
International Game Technology plc 6.50%, 2/15/2025 (a)	431,000	432,077
IRB Holding Corp. 7.00%, 6/15/2025 (a)	377,000	375,994
Jacobs Entertainment, Inc. 6.75%, 2/15/2029 (a)	186,000	169,303
KFC Holding Co. 4.75%, 6/1/2027 (a)	568,000	539,600
Las Vegas Sands Corp.
3.20%, 8/8/2024	215,000	206,910
2.90%, 6/25/2025	46,000	42,636
3.50%, 8/18/2026	46,000	42,086
3.90%, 8/8/2029	648,000	565,007
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Hotels, Restaurants & Leisure — continued
Life Time, Inc.
5.75%, 1/15/2026 (a)	283,000	271,128
8.00%, 4/15/2026 (a)	174,000	167,661
MajorDrive Holdings IV LLC 6.38%, 6/1/2029 (a)	233,000	180,080
Marriott Ownership Resorts, Inc. 4.75%, 1/15/2028	316,000	279,180
MGM Resorts International
4.63%, 9/1/2026	748,000	696,809
4.75%, 10/15/2028	200,000	179,283
Mohegan Tribal Gaming Authority 8.00%, 2/1/2026 (a)	495,000	463,701
NCL Corp. Ltd.
3.63%, 12/15/2024 (a)	182,000	170,916
5.88%, 3/15/2026 (a)	762,000	659,130
5.88%, 2/15/2027 (a)	364,000	337,610
Penn Entertainment, Inc. 4.13%, 7/1/2029 (a)	25,000	20,289
Premier Entertainment Sub LLC
5.63%, 9/1/2029 (a)	391,000	287,385
5.88%, 9/1/2031 (a)	133,000	95,836
Resorts World Las Vegas LLC 4.63%, 4/16/2029 (a)	300,000	234,600
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	1,015,000	1,081,097
5.50%, 8/31/2026 (a)	682,000	626,635
11.63%, 8/15/2027 (a)	327,000	348,268
7.50%, 10/15/2027	583,000	547,787
3.70%, 3/15/2028	110,000	87,832
Scientific Games Holdings LP 6.63%, 3/1/2030 (a)	276,000	242,723
Scientific Games International, Inc.
8.63%, 7/1/2025 (a)	292,000	298,507
7.25%, 11/15/2029 (a)	258,000	253,485
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	125,000	118,045
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	256,000	258,714
Station Casinos LLC
4.50%, 2/15/2028 (a)	454,000	400,973
4.63%, 12/1/2031 (a)	127,000	103,471
Sugarhouse HSP Gaming Prop Mezz LP 5.88%, 5/15/2025 (a)	73,000	68,830
TKC Holdings, Inc. 10.50%, 5/15/2029 (a)	168,000	102,900
Travel + Leisure Co.
6.63%, 7/31/2026 (a)	64,000	62,736
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
6.00%, 4/1/2027 (d)	471,000	452,897
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	219,000	218,411
Viking Cruises Ltd. 5.88%, 9/15/2027 (a)	385,000	330,153
VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	461,000	406,118
Wynn Las Vegas LLC
5.50%, 3/1/2025 (a)	778,000	754,901
5.25%, 5/15/2027 (a)	40,000	37,252
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	550,000	492,030
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	727,000	662,479
6.88%, 11/15/2037	425,000	441,837
		27,998,500
Household Durables — 1.6%
American Greetings Corp. 8.75%, 4/15/2025 (a)	306,000	305,618
Beazer Homes USA, Inc.
5.88%, 10/15/2027	258,000	229,130
7.25%, 10/15/2029	95,000	85,263
Brookfield Residential Properties, Inc. (Canada)
6.25%, 9/15/2027 (a)	384,000	334,757
4.88%, 2/15/2030 (a)	120,000	90,259
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	348,000	303,630
Empire Communities Corp. (Canada) 7.00%, 12/15/2025 (a)	223,000	199,028
KB Home 4.80%, 11/15/2029	437,000	381,282
LGI Homes, Inc. 4.00%, 7/15/2029 (a)	192,000	150,351
M/I Homes, Inc. 4.95%, 2/1/2028	92,000	82,683
Mattamy Group Corp. (Canada) 5.25%, 12/15/2027 (a)	289,000	258,143
Meritage Homes Corp. 5.13%, 6/6/2027	61,000	58,213
Newell Brands, Inc.
4.45%, 4/1/2026 (d)	923,000	872,512
6.38%, 9/15/2027	276,000	274,490
5.75%, 4/1/2046 (d)	341,000	273,888
SWF Escrow Issuer Corp. 6.50%, 10/1/2029 (a)	249,000	161,341
Taylor Morrison Communities, Inc. 5.88%, 6/15/2027 (a)	506,000	484,687
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	552,000	471,910
Tri Pointe Homes, Inc. 5.70%, 6/15/2028	340,000	316,055
		5,333,240
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Household Products — 0.4%
Central Garden & Pet Co.
5.13%, 2/1/2028	216,000	201,150
4.13%, 10/15/2030	35,000	29,160
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	518,000	452,059
4.38%, 3/31/2029 (a)	128,000	108,514
Kronos Acquisition Holdings, Inc. (Canada) 7.00%, 12/31/2027 (a)	297,000	254,677
Spectrum Brands, Inc. 5.50%, 7/15/2030 (a)	498,000	440,381
		1,485,941
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.
5.25%, 6/1/2026 (a)	38,000	36,421
4.50%, 2/15/2028 (a)	957,000	861,609
5.13%, 3/15/2028 (a)	436,000	386,797
5.00%, 2/1/2031 (a)	360,000	296,220
3.75%, 3/1/2031 (a)	28,000	22,731
Clearway Energy Operating LLC
4.75%, 3/15/2028 (a)	107,000	98,194
3.75%, 2/15/2031 (a)	391,000	318,176
TransAlta Corp. (Canada) 6.50%, 3/15/2040	286,000	260,260
		2,280,408
Insurance — 1.2%
Acrisure LLC 6.00%, 8/1/2029 (a)	448,000	364,628
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027 (a)	269,000	237,456
6.75%, 10/15/2027 (a)	555,000	504,373
AmWINS Group, Inc. 4.88%, 6/30/2029 (a)	290,000	246,298
AssuredPartners, Inc.
7.00%, 8/15/2025 (a)	25,000	24,486
5.63%, 1/15/2029 (a)	67,000	56,769
BroadStreet Partners, Inc. 5.88%, 4/15/2029 (a)	327,000	281,519
Enstar Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.47%), 5.75%, 9/1/2040 (c)	136,000	121,217
Genworth Holdings, Inc. 6.50%, 6/15/2034	266,000	240,543
HUB International Ltd.
7.00%, 5/1/2026 (a)	555,000	545,587
5.63%, 12/1/2029 (a)	145,000	124,440
Liberty Mutual Group, Inc. 4.30%, 2/1/2061 (a)	290,000	176,150
NFP Corp.
4.88%, 8/15/2028 (a)	328,000	287,796
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	75

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
6.88%, 8/15/2028 (a)	435,000	370,446
Ryan Specialty Group LLC 4.38%, 2/1/2030 (a)	300,000	256,488
USI, Inc. 6.88%, 5/1/2025 (a)	185,000	181,762
		4,019,958
Interactive Media & Services — 0.3%
Cars.com, Inc. 6.38%, 11/1/2028 (a)	115,000	105,513
Rackspace Technology Global, Inc. 3.50%, 2/15/2028 (a)	246,000	149,752
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	483,000	483,648
Ziff Davis, Inc. 4.63%, 10/15/2030 (a)	276,000	232,806
		971,719
Internet & Direct Marketing Retail — 0.7%
ANGI Group LLC 3.88%, 8/15/2028 (a)	389,000	299,479
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (a)	217,000	205,360
3.50%, 3/1/2029 (a)	160,000	134,045
Match Group Holdings II LLC
4.63%, 6/1/2028 (a)	303,000	269,142
3.63%, 10/1/2031 (a)	433,000	338,823
Millennium Escrow Corp. 6.63%, 8/1/2026 (a)	290,000	193,740
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	285,000	145,350
QVC, Inc.
4.75%, 2/15/2027	808,000	517,120
5.45%, 8/15/2034	46,000	22,919
Rakuten Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.96%), 6.25%, 4/22/2031 (a) (c) (e) (f)	230,000	143,819
		2,269,797
IT Services — 0.9%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	48,000	40,543
Arches Buyer, Inc. 6.13%, 12/1/2028 (a)	163,000	134,175
Block, Inc.
2.75%, 6/1/2026	215,000	191,842
3.50%, 6/1/2031	628,000	507,361
Cablevision Lightpath LLC 3.88%, 9/15/2027 (a)	250,000	203,790
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	257,000	209,512
Endurance International Group Holdings, Inc. 6.00%, 2/15/2029 (a)	89,000	64,927
Exela Intermediate LLC 11.50%, 7/15/2026 (a)	60,000	8,400
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued
Gartner, Inc.
4.50%, 7/1/2028 (a)	641,000	588,455
3.75%, 10/1/2030 (a)	92,000	77,892
ION Trading Technologies Sarl (Luxembourg) 5.75%, 5/15/2028 (a)	236,000	191,455
Northwest Fiber LLC
4.75%, 4/30/2027 (a)	64,000	56,205
10.75%, 6/1/2028 (a)	25,000	23,229
Presidio Holdings, Inc.
4.88%, 2/1/2027 (a)	157,000	143,023
8.25%, 2/1/2028 (a)	214,000	203,395
Unisys Corp. 6.88%, 11/1/2027 (a)	301,000	227,015
Virtusa Corp. 7.13%, 12/15/2028 (a)	177,000	146,996
		3,018,215
Leisure Products — 0.3%
Mattel, Inc.
5.88%, 12/15/2027 (a)	300,000	292,965
3.75%, 4/1/2029 (a)	185,000	160,025
6.20%, 10/1/2040	25,000	22,131
5.45%, 11/1/2041	203,000	170,520
Universal Entertainment Corp. (Japan) 8.50%, 12/11/2024 (a)	392,000	368,178
		1,013,819
Life Sciences Tools & Services — 0.2%
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	476,000	413,263
PRA Health Sciences, Inc. 2.88%, 7/15/2026 (a)	375,000	333,205
		746,468
Machinery — 0.8%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	241,000	244,615
EnPro Industries, Inc. 5.75%, 10/15/2026	174,000	165,735
Hillenbrand, Inc. 3.75%, 3/1/2031	319,000	260,967
Husky III Holding Ltd. (Canada) 13.00% (Cash), 2/15/2025 (a) (b)	442,000	406,640
Park-Ohio Industries, Inc. 6.63%, 4/15/2027	225,000	170,980
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	174,000	150,397
SPX FLOW, Inc. 8.75%, 4/1/2030 (a)	241,000	203,117
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	174,000	176,509
Terex Corp. 5.00%, 5/15/2029 (a)	309,000	283,690
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Machinery — continued
Titan International, Inc. 7.00%, 4/30/2028	134,000	126,965
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	498,000	451,154
		2,640,769
Media — 6.9%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028 (a)	90,000	68,770
Altice Financing SA (Luxembourg)
5.00%, 1/15/2028 (a)	529,000	439,007
5.75%, 8/15/2029 (a)	250,000	204,453
AMC Networks, Inc.
5.00%, 4/1/2024	42,000	41,948
4.75%, 8/1/2025	333,000	314,916
4.25%, 2/15/2029	94,000	69,025
Audacy Capital Corp.
6.50%, 5/1/2027 (a)	217,000	31,465
6.75%, 3/31/2029 (a)	36,000	5,149
Cable One, Inc. 4.00%, 11/15/2030 (a)	42,000	32,747
Cengage Learning, Inc. 9.50%, 6/15/2024 (a)	374,000	364,650
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	48,000	42,840
7.50%, 6/1/2029 (a)	650,000	526,500
CMG Media Corp. 8.88%, 12/15/2027 (a)	139,000	93,544
CSC Holdings LLC
5.25%, 6/1/2024	100,000	96,886
7.50%, 4/1/2028 (a)	611,000	409,193
6.50%, 2/1/2029 (a)	1,226,000	1,039,158
5.75%, 1/15/2030 (a)	1,150,000	658,639
4.50%, 11/15/2031 (a)	530,000	376,289
Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (g)	580,000	65,076
Directv Financing LLC 5.88%, 8/15/2027 (a)	1,314,000	1,174,741
DISH DBS Corp.
5.88%, 11/15/2024	1,192,000	1,116,821
5.25%, 12/1/2026 (a)	699,000	585,412
5.75%, 12/1/2028 (a)	1,311,000	1,047,227
5.13%, 6/1/2029	628,000	371,076
DISH Network Corp. 11.75%, 11/15/2027 (a)	572,000	579,565
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	174,000	146,170
GCI LLC 4.75%, 10/15/2028 (a)	170,000	145,775
Gray Television, Inc.
7.00%, 5/15/2027 (a)	469,000	424,738
4.75%, 10/15/2030 (a)	710,000	520,558
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
iHeartCommunications, Inc.
6.38%, 5/1/2026	438,417	413,199
8.38%, 5/1/2027	409,864	360,680
Lamar Media Corp.
3.75%, 2/15/2028	283,000	250,515
4.00%, 2/15/2030	273,000	234,780
3.63%, 1/15/2031	78,000	64,243
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)	638,000	590,231
Liberty Interactive LLC 8.25%, 2/1/2030	202,000	82,505
McGraw-Hill Education, Inc.
5.75%, 8/1/2028 (a)	297,000	260,115
8.00%, 8/1/2029 (a)	216,000	184,615
National CineMedia LLC 5.88%, 4/15/2028 (a)	148,000	46,620
News Corp. 3.88%, 5/15/2029 (a)	743,000	636,714
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	798,000	741,129
4.75%, 11/1/2028 (a)	278,000	243,047
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	447,000	403,418
4.25%, 1/15/2029 (a)	136,000	111,860
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (c)	463,000	398,921
Radiate Holdco LLC
4.50%, 9/15/2026 (a)	290,000	216,398
6.50%, 9/15/2028 (a)	348,000	163,674
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	127,000	101,216
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	311,000	249,024
Sinclair Television Group, Inc.
5.50%, 3/1/2030 (a)	156,000	115,044
4.13%, 12/1/2030 (a)	216,000	168,091
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	773,000	709,227
5.50%, 7/1/2029 (a)	1,006,000	907,915
4.13%, 7/1/2030 (a)	439,000	356,788
3.88%, 9/1/2031 (a)	321,000	249,603
Stagwell Global LLC 5.63%, 8/15/2029 (a)	389,000	334,544
TEGNA, Inc. 5.00%, 9/15/2029	892,000	791,382
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	239,000	218,989
Univision Communications, Inc.
5.13%, 2/15/2025 (a)	662,000	644,523
4.50%, 5/1/2029 (a)	198,000	167,001
7.38%, 6/30/2030 (a)	388,000	367,980
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	77

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	204,000	170,850
UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	363,000	321,255
Urban One, Inc. 7.38%, 2/1/2028 (a)	25,000	22,310
Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	308,000	304,664
Ziggo Bond Co. BV (Netherlands) 5.13%, 2/28/2030 (a)	816,000	659,434
		23,254,842
Metals & Mining — 1.9%
Arconic Corp.
6.00%, 5/15/2025 (a)	81,000	81,000
6.13%, 2/15/2028 (a)	322,000	316,365
Baffinland Iron Mines Corp. (Canada) 8.75%, 7/15/2026 (a)	293,000	281,677
Big River Steel LLC 6.63%, 1/31/2029 (a)	505,000	491,117
Carpenter Technology Corp. 6.38%, 7/15/2028	454,000	434,972
Cleveland-Cliffs, Inc.
5.88%, 6/1/2027	388,000	376,542
4.88%, 3/1/2031 (a)	299,000	272,177
Commercial Metals Co. 4.13%, 1/15/2030	71,000	61,907
Constellium SE 5.63%, 6/15/2028 (a)	350,000	325,046
FMG Resources August 2006 Pty. Ltd. (Australia)
5.13%, 5/15/2024 (a)	78,000	77,025
4.50%, 9/15/2027 (a)	839,000	771,880
5.88%, 4/15/2030 (a)	77,000	72,501
6.13%, 4/15/2032 (a)	447,000	422,415
Hudbay Minerals, Inc. (Canada) 4.50%, 4/1/2026 (a)	32,000	28,731
IAMGOLD Corp. (Burkina Faso) 5.75%, 10/15/2028 (a)	137,000	102,408
Kaiser Aluminum Corp.
4.63%, 3/1/2028 (a)	288,000	248,035
4.50%, 6/1/2031 (a)	58,000	45,915
Mineral Resources Ltd. (Australia) 8.50%, 5/1/2030 (a)	235,000	235,284
New Gold, Inc. (Canada) 7.50%, 7/15/2027 (a)	241,000	207,653
Novelis Corp.
4.75%, 1/30/2030 (a)	1,073,000	942,641
3.88%, 8/15/2031 (a)	100,000	81,015
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
Taseko Mines Ltd. (Canada) 7.00%, 2/15/2026 (a)	287,000	259,345
United States Steel Corp. 6.65%, 6/1/2037	274,000	256,247
		6,391,898
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/2029 (a)	361,000	278,445
Blackstone Mortgage Trust, Inc. 3.75%, 1/15/2027 (a)	298,000	253,321
Starwood Property Trust, Inc. 3.63%, 7/15/2026 (a)	245,000	214,391
		746,157
Multiline Retail — 0.6%
Kohl's Corp. 3.62%, 5/1/2031 (d)	517,000	363,503
Macy's Retail Holdings LLC
5.88%, 4/1/2029 (a)	617,000	560,458
4.50%, 12/15/2034	30,000	21,792
5.13%, 1/15/2042	62,000	42,368
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	513,000	495,045
Nordstrom, Inc.
4.38%, 4/1/2030	500,000	394,375
5.00%, 1/15/2044	274,000	177,963
		2,055,504
Multi-Utilities — 0.1%
Algonquin Power & Utilities Corp. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.25%), 4.75%, 1/18/2082 (c)	314,000	259,835
Oil, Gas & Consumable Fuels — 10.5%
Aethon United BR LP 8.25%, 2/15/2026 (a)	222,000	213,527
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (a)	303,000	301,685
Antero Midstream Partners LP
5.75%, 3/1/2027 (a)	681,000	642,871
5.75%, 1/15/2028 (a)	327,000	306,971
Apache Corp.
4.25%, 1/15/2030	738,000	652,276
6.00%, 1/15/2037	130,000	119,925
5.10%, 9/1/2040	577,000	474,767
Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026 (a)	460,000	446,453
5.88%, 6/30/2029 (a)	127,000	110,490
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	246,000	250,305
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co. LLC 7.00%, 2/15/2026 (a)	293,000	276,153
Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	424,000	426,120
Buckeye Partners LP
3.95%, 12/1/2026	214,000	189,222
4.50%, 3/1/2028 (a)	893,000	784,152
California Resources Corp. 7.13%, 2/1/2026 (a)	269,000	271,031
Callon Petroleum Co.
6.38%, 7/1/2026	244,000	231,039
8.00%, 8/1/2028 (a)	272,000	266,737
Calumet Specialty Products Partners LP 8.13%, 1/15/2027 (a)	216,000	211,257
Chesapeake Energy Corp. 5.50%, 2/1/2026 (a)	283,000	277,340
Chord Energy Corp. 6.38%, 6/1/2026 (a)	138,000	133,079
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	28,000	22,955
CNX Resources Corp.
7.25%, 3/14/2027 (a)	36,000	35,704
7.38%, 1/15/2031 (a)	79,000	75,263
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	916,000	842,720
5.88%, 1/15/2030 (a)	71,000	61,060
CQP Holdco LP 5.50%, 6/15/2031 (a)	500,000	438,750
Crestwood Midstream Partners LP
5.63%, 5/1/2027 (a)	753,000	696,525
8.00%, 4/1/2029 (a)	300,000	298,500
CrownRock LP
5.63%, 10/15/2025 (a)	377,000	363,805
5.00%, 5/1/2029 (a)	299,000	270,755
Delek Logistics Partners LP 7.13%, 6/1/2028 (a)	138,000	121,440
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	970,000	831,775
4.38%, 6/15/2031 (a)	26,000	21,775
Earthstone Energy Holdings LLC 8.00%, 4/15/2027 (a)	319,000	305,541
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	43,000	37,560
Endeavor Energy Resources LP 5.75%, 1/30/2028 (a)	342,000	330,030
Energy Ventures Gom LLC 11.75%, 4/15/2026 (a)	322,000	332,553
EnLink Midstream LLC 5.38%, 6/1/2029	677,000	628,638
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
EnLink Midstream Partners LP
4.85%, 7/15/2026	384,000	363,974
5.45%, 6/1/2047	375,000	295,619
EQM Midstream Partners LP
4.00%, 8/1/2024	421,000	402,164
6.00%, 7/1/2025 (a)	25,000	24,125
5.50%, 7/15/2028	892,000	796,110
4.50%, 1/15/2029 (a)	168,000	140,151
4.75%, 1/15/2031 (a)	187,000	151,938
6.50%, 7/15/2048	317,000	236,127
Genesis Energy LP
6.50%, 10/1/2025	83,000	80,068
8.00%, 1/15/2027	651,000	636,685
Gran Tierra Energy International Holdings Ltd. (Colombia) 6.25%, 2/15/2025 (a)	219,000	188,997
Gulfport Energy Corp. 8.00%, 5/17/2026	271,999	264,350
Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	24,329
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	97,000	94,397
5.13%, 6/15/2028 (a)	888,000	814,752
5.50%, 10/15/2030 (a)	26,000	23,400
Hilcorp Energy I LP 6.25%, 4/15/2032 (a)	643,000	583,066
Holly Energy Partners LP
6.38%, 4/15/2027 (a)	174,000	168,731
5.00%, 2/1/2028 (a)	75,000	68,062
Ithaca Energy North Sea plc (United Kingdom) 9.00%, 7/15/2026 (a)	342,000	336,446
ITT Holdings LLC 6.50%, 8/1/2029 (a)	208,000	170,949
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	438,000	404,804
MEG Energy Corp. (Canada)
7.13%, 2/1/2027 (a)	429,000	435,435
5.88%, 2/1/2029 (a)	253,000	235,966
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (a)	107,000	96,177
Murphy Oil Corp.
7.05%, 5/1/2029	145,000	144,067
6.13%, 12/1/2042 (d)	220,000	174,012
Neptune Energy Bondco plc (United Kingdom) 6.63%, 5/15/2025 (a)	438,000	425,817
New Fortress Energy, Inc. 6.75%, 9/15/2025 (a)	503,000	471,643
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	290,000	276,926
NGL Energy Partners LP 7.50%, 4/15/2026	347,000	314,035
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	79

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
NuStar Logistics LP
6.00%, 6/1/2026	289,000	274,576
5.63%, 4/28/2027	632,000	588,315
Occidental Petroleum Corp.
5.88%, 9/1/2025	589,000	589,000
8.88%, 7/15/2030	511,000	580,419
6.13%, 1/1/2031	270,000	271,920
6.45%, 9/15/2036	1,078,000	1,083,390
7.95%, 6/15/2039	611,000	673,658
4.40%, 4/15/2046	483,000	370,570
Parkland Corp. (Canada)
4.50%, 10/1/2029 (a)	200,000	168,000
4.63%, 5/1/2030 (a)	267,000	222,278
PBF Holding Co. LLC 6.00%, 2/15/2028	72,000	67,164
PDC Energy, Inc. 5.75%, 5/15/2026	174,000	166,168
Permian Resources Operating LLC
7.75%, 2/15/2026 (a)	252,000	248,220
6.88%, 4/1/2027 (a)	199,000	191,661
5.88%, 7/1/2029 (a)	155,000	138,971
Range Resources Corp. 8.25%, 1/15/2029	563,000	577,779
ROCC Holdings LLC 9.25%, 8/15/2026 (a)	305,000	321,775
Rockcliff Energy II LLC 5.50%, 10/15/2029 (a)	176,000	161,462
Rockies Express Pipeline LLC
4.95%, 7/15/2029 (a)	347,000	301,855
4.80%, 5/15/2030 (a)	202,000	174,657
6.88%, 4/15/2040 (a)	44,000	36,030
SM Energy Co.
5.63%, 6/1/2025	384,000	369,291
6.75%, 9/15/2026	446,000	430,297
Southwestern Energy Co.
8.38%, 9/15/2028	306,000	320,153
5.38%, 3/15/2030	589,000	538,040
4.75%, 2/1/2032	200,000	171,866
Summit Midstream Holdings LLC
5.75%, 4/15/2025	196,000	169,050
8.50%, 10/15/2026 (a)	231,000	219,334
Sunnova Energy Corp. 5.88%, 9/1/2026 (a)	125,000	108,925
Sunoco LP
6.00%, 4/15/2027	343,000	336,997
4.50%, 4/30/2030	699,000	605,683
Tallgrass Energy Partners LP
5.50%, 1/15/2028 (a)	865,000	776,875
6.00%, 9/1/2031 (a)	148,000	126,471
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
TerraForm Power Operating LLC 5.00%, 1/31/2028 (a)	60,000	55,200
Venture Global Calcasieu Pass LLC
3.88%, 8/15/2029 (a)	1,159,000	999,637
3.88%, 11/1/2033 (a)	190,000	154,926
Viper Energy Partners LP 5.38%, 11/1/2027 (a)	26,000	24,721
Vital Energy, Inc. 10.13%, 1/15/2028	359,000	352,804
Western Midstream Operating LP
4.75%, 8/15/2028	492,000	456,330
4.30%, 2/1/2030 (d)	150,000	132,891
5.45%, 4/1/2044	517,000	435,572
5.50%, 2/1/2050 (d)	280,000	228,590
		35,365,592
Paper & Forest Products — 0.4%
Domtar Corp. 6.75%, 10/1/2028 (a)	315,000	283,500
Glatfelter Corp. 4.75%, 11/15/2029 (a)	254,000	166,542
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (a)	174,000	145,382
Mercer International, Inc. (Germany) 5.13%, 2/1/2029	53,000	43,458
Resolute Forest Products, Inc. 4.88%, 3/1/2026 (a)	235,000	240,729
Sylvamo Corp. 7.00%, 9/1/2029 (a)	296,000	293,035
		1,172,646
Personal Products — 0.4%
BellRing Brands, Inc. 7.00%, 3/15/2030 (a)	338,000	334,247
Coty, Inc.
5.00%, 4/15/2026 (a)	391,000	371,939
6.50%, 4/15/2026 (a)	92,000	90,224
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (a)	604,000	581,350
Prestige Brands, Inc.
5.13%, 1/15/2028 (a)	26,000	24,420
3.75%, 4/1/2031 (a)	92,000	74,750
		1,476,930
Pharmaceuticals — 1.8%
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	1,037,000	901,879
5.75%, 8/15/2027 (a)	1,137,000	754,215
5.00%, 1/30/2028 (a)	1,159,000	499,727
5.25%, 1/30/2030 (a)	218,000	94,033
14.00%, 10/15/2030 (a)	39,000	24,697
5.25%, 2/15/2031 (a)	279,000	124,576
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	508,000	489,646
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
3.13%, 2/15/2029 (a)	497,000	428,991
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (d)	258,000	246,356
Jazz Securities DAC 4.38%, 1/15/2029 (a)	450,000	398,543
Mallinckrodt International Finance SA
10.00%, 4/15/2025 (a)	54,000	36,047
11.50%, 12/15/2028 (a)	549,000	492,384
Organon & Co. 5.13%, 4/30/2031 (a)	825,000	700,219
P&L Development LLC 7.75%, 11/15/2025 (a)	229,000	183,237
Perrigo Finance Unlimited Co.
4.38%, 3/15/2026	325,000	305,188
4.40%, 6/15/2030 (d)	550,000	472,158
		6,151,896
Professional Services — 0.2%
AMN Healthcare, Inc. 4.63%, 10/1/2027 (a)	255,000	233,447
CoreLogic, Inc. 4.50%, 5/1/2028 (a)	328,000	252,560
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	27,000	22,337
Science Applications International Corp. 4.88%, 4/1/2028 (a)	46,000	41,922
		550,266
Real Estate Management & Development — 0.7%
Cushman & Wakefield US Borrower LLC 6.75%, 5/15/2028 (a)	390,000	367,633
Five Point Operating Co. LP 7.88%, 11/15/2025 (a)	119,000	107,424
Forestar Group, Inc. 5.00%, 3/1/2028 (a)	186,000	160,386
Howard Hughes Corp. (The)
4.13%, 2/1/2029 (a)	146,000	122,275
4.38%, 2/1/2031 (a)	338,000	275,402
Hunt Cos., Inc. 5.25%, 4/15/2029 (a)	303,000	242,205
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	525,000	426,733
4.75%, 2/1/2030	143,000	109,900
Realogy Group LLC
5.75%, 1/15/2029 (a)	538,000	386,279
5.25%, 4/15/2030 (a)	101,000	69,185
		2,267,422
Road & Rail — 1.1%
AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (a) (c)	300,000	289,509
Albion Financing 1 SARL (Luxembourg) 6.13%, 10/15/2026 (a)	520,000	464,994
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued
Avis Budget Car Rental LLC 5.38%, 3/1/2029 (a)	357,000	321,355
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	509,000	435,195
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	159,000	141,595
5.00%, 12/1/2029 (a)	309,000	256,541
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	413,000	368,086
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (a)	223,000	156,755
Uber Technologies, Inc.
7.50%, 5/15/2025 (a)	117,000	118,186
7.50%, 9/15/2027 (a)	26,000	26,362
6.25%, 1/15/2028 (a)	26,000	25,590
4.50%, 8/15/2029 (a)	694,000	613,552
Williams Scotsman International, Inc. 4.63%, 8/15/2028 (a)	269,000	243,267
XPO Escrow Sub LLC 7.50%, 11/15/2027 (a)	390,000	395,678
		3,856,665
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	489,000	483,430
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	442,000	419,900
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	341,000	317,162
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	113,000	99,309
		1,319,801
Software — 2.3%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	198,000	191,769
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	732,000	578,971
Boxer Parent Co., Inc. 9.13%, 3/1/2026 (a)	308,000	299,227
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	564,000	486,697
Cloud Software Group Holdings, Inc. 6.50%, 3/31/2029 (a)	1,247,000	1,080,226
CWT Travel Group, Inc. 8.50%, 11/19/2026 (a)	268,000	229,140
Fair Isaac Corp.
5.25%, 5/15/2026 (a)	385,000	374,863
4.00%, 6/15/2028 (a)	189,000	171,642
Gen Digital, Inc.
6.75%, 9/30/2027 (a)	102,000	100,261
7.13%, 9/30/2030 (a)	386,000	376,350
GoTo Group, Inc. 5.50%, 9/1/2027 (a)	407,000	194,910
McAfee Corp. 7.38%, 2/15/2030 (a)	481,000	381,205
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	81

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
NCR Corp.
5.75%, 9/1/2027 (a)	245,000	237,463
5.00%, 10/1/2028 (a)	30,000	25,832
5.13%, 4/15/2029 (a)	108,000	92,234
6.13%, 9/1/2029 (a)	734,000	713,815
5.25%, 10/1/2030 (a)	148,000	122,361
Open Text Holdings, Inc. (Canada) 4.13%, 2/15/2030 (a)	607,000	499,500
PTC, Inc. 4.00%, 2/15/2028 (a)	299,000	271,612
Rocket Software, Inc. 6.50%, 2/15/2029 (a)	252,000	206,196
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	816,000	767,863
Veritas US, Inc. 7.50%, 9/1/2025 (a)	349,000	268,701
		7,670,838
Specialty Retail — 2.8%
99 Escrow Issuer, Inc. 7.50%, 1/15/2026 (a)	163,000	78,030
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (a)	133,000	133,953
Arko Corp. 5.13%, 11/15/2029 (a)	221,000	175,052
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	353,000	315,891
4.63%, 11/15/2029 (a)	480,000	417,394
5.00%, 2/15/2032 (a)	77,000	65,620
At Home Group, Inc. 7.13%, 7/15/2029 (a)	74,000	45,880
Bath & Body Works, Inc.
7.50%, 6/15/2029	176,000	176,644
6.88%, 11/1/2035	901,000	795,214
Carvana Co.
5.88%, 10/1/2028 (a)	26,000	12,500
10.25%, 5/1/2030 (a)	1,283,000	801,554
eG Global Finance plc (United Kingdom) 8.50%, 10/30/2025 (a)	357,000	321,427
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	241,000	176,734
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	216,000	185,486
LBM Acquisition LLC 6.25%, 1/15/2029 (a)	420,000	299,233
LCM Investments Holdings II LLC 4.88%, 5/1/2029 (a)	165,000	134,111
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	334,000	279,070
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (a)	361,000	317,430
Michaels Cos., Inc. (The)
5.25%, 5/1/2028 (a)	374,000	311,254
7.88%, 5/1/2029 (a)	423,000	318,307
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Specialty Retail — continued
Murphy Oil USA, Inc.
5.63%, 5/1/2027	384,000	365,791
4.75%, 9/15/2029	50,000	44,625
Park River Holdings, Inc.
5.63%, 2/1/2029 (a)	54,000	37,633
6.75%, 8/1/2029 (a)	25,000	17,488
Penske Automotive Group, Inc. 3.75%, 6/15/2029	492,000	413,457
PetSmart, Inc.
4.75%, 2/15/2028 (a)	450,000	409,593
7.75%, 2/15/2029 (a)	400,000	390,200
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	161,000	132,825
Specialty Building Products Holdings LLC 6.38%, 9/30/2026 (a)	341,000	312,977
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	275,000	240,619
6.13%, 7/1/2029 (a)	435,000	363,785
Staples, Inc.
7.50%, 4/15/2026 (a)	943,000	839,270
10.75%, 4/15/2027 (a)	169,000	129,420
Victoria's Secret & Co. 4.63%, 7/15/2029 (a)	147,000	119,883
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	271,000	246,122
White Cap Parent LLC 8.25% (Cash), 3/15/2026 (a) (b)	132,000	124,437
		9,548,909
Technology Hardware, Storage & Peripherals — 0.7%
Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (a)	151,000	105,700
Seagate HDD Cayman
4.88%, 3/1/2024	291,000	286,271
4.88%, 6/1/2027	1,019,000	959,436
4.13%, 1/15/2031	136,000	112,838
5.75%, 12/1/2034	30,000	26,749
Western Digital Corp.
4.75%, 2/15/2026	160,000	151,063
3.10%, 2/1/2032	536,000	386,098
Xerox Corp. 6.75%, 12/15/2039	288,000	217,237
Xerox Holdings Corp.
5.00%, 8/15/2025 (a)	225,000	209,422
5.50%, 8/15/2028 (a)	46,000	38,640
		2,493,454
Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.
4.25%, 3/15/2029 (a)	80,000	68,600
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Textiles, Apparel & Luxury Goods — continued
4.13%, 8/15/2031 (a)	313,000	256,660
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	282,000	265,785
Hanesbrands, Inc.
4.63%, 5/15/2024 (a)	262,000	261,817
4.88%, 5/15/2026 (a)	321,000	296,439
Levi Strauss & Co. 3.50%, 3/1/2031 (a)	303,000	247,702
Under Armour, Inc. 3.25%, 6/15/2026	239,000	212,829
William Carter Co. (The) 5.63%, 3/15/2027 (a)	204,000	196,076
Wolverine World Wide, Inc. 4.00%, 8/15/2029 (a)	414,000	333,452
		2,139,360
Thrifts & Mortgage Finance — 1.4%
Enact Holdings, Inc. 6.50%, 8/15/2025 (a)	514,000	505,134
Freedom Mortgage Corp.
7.63%, 5/1/2026 (a)	346,000	295,361
6.63%, 1/15/2027 (a)	209,000	170,243
Home Point Capital, Inc. 5.00%, 2/1/2026 (a)	25,000	17,433
Ladder Capital Finance Holdings LLLP
4.25%, 2/1/2027 (a)	233,000	198,065
4.75%, 6/15/2029 (a)	145,000	117,910
LD Holdings Group LLC 6.50%, 11/1/2025 (a)	243,000	179,823
MGIC Investment Corp. 5.25%, 8/15/2028	348,000	325,380
Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028 (a)	976,000	828,995
5.75%, 11/15/2031 (a)	25,000	19,611
NMI Holdings, Inc. 7.38%, 6/1/2025 (a)	605,000	601,975
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (a)	439,000	349,770
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	28,000	24,161
3.88%, 3/1/2031 (a)	532,000	414,609
4.00%, 10/15/2033 (a)	552,000	408,092
United Wholesale Mortgage LLC 5.50%, 4/15/2029 (a)	207,000	171,334
		4,627,896
Tobacco — 0.1%
Vector Group Ltd. 5.75%, 2/1/2029 (a)	434,000	373,538
Trading Companies & Distributors — 1.6%
Beacon Roofing Supply, Inc. 4.50%, 11/15/2026 (a)	268,000	251,590
Boise Cascade Co. 4.88%, 7/1/2030 (a)	25,000	21,887
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — continued
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025 (a)	231,000	225,311
5.50%, 5/1/2028 (a)	425,000	379,551
H&E Equipment Services, Inc. 3.88%, 12/15/2028 (a)	774,000	665,625
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	545,000	513,390
Imola Merger Corp. 4.75%, 5/15/2029 (a)	774,000	658,302
United Rentals North America, Inc.
5.50%, 5/15/2027	693,000	679,209
3.88%, 11/15/2027	42,000	38,745
4.88%, 1/15/2028	248,000	236,394
5.25%, 1/15/2030	736,000	693,680
3.75%, 1/15/2032	51,000	42,804
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	135,000	136,224
7.25%, 6/15/2028 (a)	913,000	925,193
		5,467,905
Wireless Telecommunication Services — 1.4%
C&W Senior Financing DAC (Panama) 6.88%, 9/15/2027 (a)	665,000	599,165
Connect Finco SARL (United Kingdom) 6.75%, 10/1/2026 (a)	700,000	647,528
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	535,000	503,569
Liberty Costa Rica Senior Secured Finance (Costa Rica) 10.88%, 1/15/2031 (a)	211,000	198,076
Millicom International Cellular SA (Guatemala) 4.50%, 4/27/2031 (a)	559,000	451,393
Sprint LLC
7.13%, 6/15/2024	581,000	588,321
7.63%, 3/1/2026	192,000	199,392
United States Cellular Corp. 6.70%, 12/15/2033	191,000	173,828
Vodafone Group plc (United Kingdom)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (c)	804,000	788,158
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (c)	649,000	515,098
		4,664,528
Total Corporate Bonds (Cost $362,014,120)		330,635,906
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	83

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
(formerly known as JPMorgan High Yield Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (h) (i) (Cost $3,094,499)	3,094,499	3,094,499
Total Investments — 98.9% (Cost $365,108,619)		333,730,405
Other Assets Less Liabilities — 1.1%		3,748,901
NET ASSETS — 100.0%		337,479,306

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(g)	Defaulted security.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 98.1%
Aerospace & Defense — 2.0%
Boeing Co. (The)
4.88%, 5/1/2025	108,000	106,473
3.60%, 5/1/2034	159,000	128,795
5.71%, 5/1/2040	75,000	71,824
3.75%, 2/1/2050	10,000	7,083
3.83%, 3/1/2059	20,000	13,477
General Dynamics Corp. 4.25%, 4/1/2050	12,000	10,699
L3Harris Technologies, Inc. 4.40%, 6/15/2028	164,000	158,220
Lockheed Martin Corp.
2.80%, 6/15/2050	10,000	6,896
5.90%, 11/15/2063	32,000	35,418
Northrop Grumman Corp.
3.25%, 1/15/2028	90,000	83,134
4.03%, 10/15/2047	41,000	33,888
Precision Castparts Corp. 3.25%, 6/15/2025	24,000	23,086
Raytheon Technologies Corp.
3.13%, 5/4/2027	121,000	112,148
4.45%, 11/16/2038	107,000	96,672
3.75%, 11/1/2046	23,000	18,099
		905,912
Air Freight & Logistics — 0.3%
FedEx Corp.
2.40%, 5/15/2031	60,000	48,735
3.25%, 5/15/2041	95,000	68,372
4.05%, 2/15/2048	10,000	7,664
United Parcel Service, Inc. 5.30%, 4/1/2050	18,000	18,525
		143,296
Airlines — 0.1%
American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	54,499	44,790
Auto Components — 0.4%
Aptiv plc 3.10%, 12/1/2051	49,000	29,506
Lear Corp. 3.80%, 9/15/2027	140,000	130,775
		160,281
Automobiles — 0.8%
General Motors Co.
6.13%, 10/1/2025	258,000	260,827
5.40%, 4/1/2048	10,000	8,328
5.95%, 4/1/2049	64,000	57,598
Honda Motor Co. Ltd. (Japan) 2.97%, 3/10/2032	10,000	8,677
Toyota Motor Corp. (Japan) 2.36%, 3/25/2031	40,000	33,786
		369,216
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — 16.0%
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.17%, 3/24/2028 (a)	200,000	186,783
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (a)	235,000	229,695
(SOFR + 1.11%), 3.84%, 4/25/2025 (a)	11,000	10,772
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (a)	30,000	28,466
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (a)	154,000	144,764
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (a)	146,000	137,234
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (a)	62,000	56,588
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (a)	26,000	23,796
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (a)	237,000	195,060
(SOFR + 1.32%), 2.69%, 4/22/2032 (a)	237,000	192,221
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (a)	53,000	39,694
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (a)	59,000	51,047
(SOFR + 1.93%), 2.68%, 6/19/2041 (a)	23,000	15,791
(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (a)	50,000	39,760
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (a)	78,000	62,715
Bank of Montreal (Canada)
0.63%, 7/9/2024	196,000	183,898
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.40%), 3.09%, 1/10/2037 (a) (b)	10,000	7,848
Bank of Nova Scotia (The) (Canada)
3.45%, 4/11/2025	180,000	173,067
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (a) (b)	26,000	22,769
Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (a)	288,000	273,956
Canadian Imperial Bank of Commerce (Canada) 3.60%, 4/7/2032	66,000	58,237
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (a)	109,000	106,070
(SOFR + 1.53%), 3.29%, 3/17/2026 (a)	10,000	9,538
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	85

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(SOFR + 2.84%), 3.11%, 4/8/2026 (a)	78,000	74,060
3.20%, 10/21/2026	188,000	174,917
(SOFR + 1.15%), 2.67%, 1/29/2031 (a)	107,000	89,126
(SOFR + 3.91%), 4.41%, 3/31/2031 (a)	156,000	145,303
6.63%, 6/15/2032	17,000	17,945
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (a)	87,000	71,551
(SOFR + 1.38%), 2.90%, 11/3/2042 (a)	17,000	11,839
4.65%, 7/23/2048	68,000	60,859
Citizens Financial Group, Inc.
3.25%, 4/30/2030	67,000	58,519
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 5.64%, 5/21/2037 (a)	10,000	9,393
Comerica, Inc. 4.00%, 2/1/2029	87,000	81,093
Cooperatieve Rabobank UA (Netherlands) 5.25%, 5/24/2041	100,000	104,192
Fifth Third Bancorp 8.25%, 3/1/2038	40,000	49,846
FNB Corp. 5.15%, 8/25/2025	152,000	150,311
HSBC Holdings plc (United Kingdom)
(SOFR + 1.51%), 4.18%, 12/9/2025 (a)	253,000	246,281
(SOFR + 2.87%), 5.40%, 8/11/2033 (a)	271,000	259,488
6.10%, 1/14/2042	42,000	44,835
Huntington Bancshares, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.17%), 2.49%, 8/15/2036 (a)	39,000	28,879
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (a)	69,000	64,723
Lloyds Banking Group plc (United Kingdom) 4.55%, 8/16/2028	200,000	189,375
M&T Bank Corp. (SOFR + 1.85%), 5.05%, 1/27/2034 (a)	48,000	45,820
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 3/2/2028	50,000	47,118
3.74%, 3/7/2029	289,000	264,650
Mizuho Financial Group, Inc. (Japan) 4.02%, 3/5/2028	200,000	188,376
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (a)	228,000	200,259
PNC Financial Services Group, Inc. (The)
2.60%, 7/23/2026	152,000	140,429
(SOFRINDX + 1.85%), 4.63%, 6/6/2033 (a)	24,000	22,307
Regions Financial Corp. 7.38%, 12/10/2037	25,000	28,658
Royal Bank of Canada (Canada) 2.30%, 11/3/2031	129,000	103,519
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Santander Holdings USA, Inc.
3.24%, 10/5/2026	10,000	9,215
4.40%, 7/13/2027	113,000	107,311
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.70%, 7/16/2024	200,000	192,518
2.93%, 9/17/2041	114,000	79,157
SVB Financial Group 1.80%, 10/28/2026	136,000	118,718
Toronto-Dominion Bank (The) (Canada)
2.35%, 3/8/2024	96,000	93,140
1.20%, 6/3/2026	12,000	10,523
2.45%, 1/12/2032	107,000	86,706
Truist Financial Corp.
3.70%, 6/5/2025	10,000	9,673
1.13%, 8/3/2027	90,000	76,634
3.88%, 3/19/2029	107,000	99,356
US Bancorp
(SOFR + 2.11%), 4.97%, 7/22/2033 (a)	92,000	87,727
(SOFR + 1.60%), 4.84%, 2/1/2034 (a)	21,000	20,098
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (a)	330,000	305,399
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (a)	323,000	274,829
(SOFR + 2.53%), 3.07%, 4/30/2041 (a)	28,000	20,365
5.38%, 11/2/2043	55,000	52,034
4.75%, 12/7/2046	55,000	47,128
Westpac Banking Corp. (Australia)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (a) (b)	50,000	46,512
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (a) (b)	160,000	150,803
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (a) (b)	27,000	23,844
2.96%, 11/16/2040	10,000	6,789
		7,141,919
Beverages — 2.3%
Anheuser-Busch Cos. LLC (Belgium)
3.65%, 2/1/2026	101,000	96,798
4.70%, 2/1/2036	54,000	50,667
4.90%, 2/1/2046	149,000	136,787
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.00%, 1/17/2043	21,000	17,359
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Beverages — continued
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.90%, 1/23/2031	10,000	10,002
4.60%, 4/15/2048	19,000	16,752
5.80%, 1/23/2059	55,000	56,744
Coca-Cola Co. (The)
1.75%, 9/6/2024	159,000	152,730
2.88%, 5/5/2041	78,000	59,440
2.60%, 6/1/2050	55,000	36,808
2.75%, 6/1/2060	16,000	10,530
Constellation Brands, Inc. 3.15%, 8/1/2029	66,000	57,910
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	20,000	14,978
Molson Coors Beverage Co. 4.20%, 7/15/2046	46,000	35,898
PepsiCo, Inc.
3.60%, 3/1/2024	141,000	139,189
2.75%, 3/19/2030	30,000	26,448
3.50%, 3/19/2040	66,000	54,613
2.75%, 10/21/2051	77,000	53,428
		1,027,081
Biotechnology — 2.2%
AbbVie, Inc.
3.60%, 5/14/2025	47,000	45,226
2.95%, 11/21/2026	141,000	130,093
4.05%, 11/21/2039	147,000	124,275
4.70%, 5/14/2045	68,000	60,244
Amgen, Inc.
3.63%, 5/22/2024	20,000	19,556
2.20%, 2/21/2027	68,000	60,947
2.45%, 2/21/2030	63,000	52,894
2.30%, 2/25/2031	20,000	16,202
5.25%, 3/2/2033	98,000	97,273
3.15%, 2/21/2040	29,000	21,316
2.80%, 8/15/2041	84,000	57,771
5.60%, 3/2/2043	10,000	9,879
4.40%, 5/1/2045	20,000	16,727
3.38%, 2/21/2050	20,000	13,944
4.40%, 2/22/2062	74,000	59,397
Biogen, Inc. 3.15%, 5/1/2050	48,000	31,801
Gilead Sciences, Inc.
3.70%, 4/1/2024	79,000	77,606
4.15%, 3/1/2047	64,000	53,564
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	60,000	46,709
		995,424
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Building Products — 0.1%
Carlisle Cos., Inc. 2.75%, 3/1/2030	10,000	8,346
Carrier Global Corp. 3.58%, 4/5/2050	20,000	14,418
		22,764
Capital Markets — 7.0%
Bank of New York Mellon Corp. (The)
1.60%, 4/24/2025	241,000	223,380
3.30%, 8/23/2029	81,000	72,357
(SOFR + 1.51%), 4.71%, 2/1/2034 (a)	16,000	15,371
BlackRock, Inc. 1.90%, 1/28/2031	113,000	91,226
Brookfield Finance, Inc. (Canada) 4.35%, 4/15/2030	22,000	20,268
Charles Schwab Corp. (The) 1.95%, 12/1/2031	60,000	47,021
CME Group, Inc.
3.00%, 3/15/2025	109,000	105,040
4.15%, 6/15/2048	55,000	48,961
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	94,000	96,311
Deutsche Bank AG (Germany) (SOFR + 1.32%), 2.55%, 1/7/2028 (a)	150,000	130,537
Franklin Resources, Inc. 1.60%, 10/30/2030	74,000	57,304
FS KKR Capital Corp. 3.25%, 7/15/2027	60,000	51,363
Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	76,000	73,173
(SOFR + 1.51%), 4.39%, 6/15/2027 (a)	16,000	15,440
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (a)	362,000	339,060
3.80%, 3/15/2030	193,000	175,152
(SOFR + 1.25%), 2.38%, 7/21/2032 (a)	42,000	33,005
6.13%, 2/15/2033	19,000	20,065
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (a)	111,000	92,040
Hercules Capital, Inc. 3.38%, 1/20/2027	47,000	41,509
Intercontinental Exchange, Inc. 5.20%, 6/15/2062	63,000	61,990
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (a)	129,000	120,140
3.63%, 1/20/2027	178,000	168,358
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (a)	254,000	234,775
(SOFR + 3.12%), 3.62%, 4/1/2031 (a)	190,000	168,141
7.25%, 4/1/2032	17,000	19,254
(SOFR + 1.36%), 2.48%, 9/16/2036 (a)	23,000	17,148
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (a)	96,000	81,043
4.30%, 1/27/2045	29,000	24,939
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	87

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.43%), 2.80%, 1/25/2052 (a)	19,000	12,236
Nasdaq, Inc.
1.65%, 1/15/2031	10,000	7,649
2.50%, 12/21/2040	10,000	6,495
Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	200,000	176,999
Northern Trust Corp. 6.13%, 11/2/2032	57,000	60,110
Owl Rock Capital Corp. 2.63%, 1/15/2027	46,000	39,078
Owl Rock Technology Finance Corp. 2.50%, 1/15/2027	39,000	31,877
Prospect Capital Corp. 3.44%, 10/15/2028	30,000	24,015
Raymond James Financial, Inc. 4.65%, 4/1/2030	10,000	9,604
S&P Global, Inc. 3.70%, 3/1/2052 (c)	66,000	52,211
State Street Corp.
2.20%, 3/3/2031	24,000	19,297
(SOFR + 1.49%), 3.03%, 11/1/2034 (a)	62,000	53,000
		3,136,942
Chemicals — 1.7%
Albemarle Corp.
4.65%, 6/1/2027	100,000	97,548
5.05%, 6/1/2032	19,000	18,072
Celanese US Holdings LLC
6.05%, 3/15/2025	136,000	135,499
6.33%, 7/15/2029	33,000	32,491
Dow Chemical Co. (The) 6.90%, 5/15/2053	27,000	30,164
DuPont de Nemours, Inc. 5.42%, 11/15/2048	49,000	46,992
Ecolab, Inc. 2.13%, 8/15/2050	14,000	7,987
International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	90,000	83,846
LYB International Finance III LLC 3.38%, 10/1/2040	97,000	69,605
Nutrien Ltd. (Canada) 5.88%, 12/1/2036	51,000	51,271
Sherwin-Williams Co. (The)
3.45%, 6/1/2027	76,000	71,250
2.95%, 8/15/2029	124,000	107,484
		752,209
Commercial Services & Supplies — 0.5%
Cintas Corp. No. 2 4.00%, 5/1/2032	64,000	59,348
Nature Conservancy (The) Series A, 3.96%, 3/1/2052	28,000	22,629
RELX Capital, Inc. (United Kingdom) 4.00%, 3/18/2029	90,000	83,310
Republic Services, Inc. 3.05%, 3/1/2050	14,000	9,792
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — continued
Waste Connections, Inc. 2.95%, 1/15/2052	45,000	29,567
Waste Management, Inc. 2.50%, 11/15/2050	35,000	21,872
		226,518
Communications Equipment — 0.2%
Cisco Systems, Inc. 5.90%, 2/15/2039	63,000	68,979
Nokia OYJ (Finland) 6.63%, 5/15/2039	15,000	14,634
		83,613
Construction & Engineering — 0.1%
Quanta Services, Inc.
2.90%, 10/1/2030	50,000	41,402
2.35%, 1/15/2032	12,000	9,165
		50,567
Construction Materials — 0.1%
Eagle Materials, Inc. 2.50%, 7/1/2031	40,000	31,316
Martin Marietta Materials, Inc. 3.20%, 7/15/2051	36,000	24,365
		55,681
Consumer Finance — 4.1%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	150,000	150,549
1.75%, 1/30/2026	150,000	132,567
Ally Financial, Inc.
3.88%, 5/21/2024	236,000	231,142
8.00%, 11/1/2031	33,000	35,762
American Express Co. (SOFR + 2.26%), 4.99%, 5/26/2033 (a)	77,000	73,717
Capital One Financial Corp.
3.30%, 10/30/2024	282,000	272,311
3.75%, 7/28/2026	13,000	12,218
(SOFR + 1.34%), 2.36%, 7/29/2032 (a)	22,000	16,134
Discover Financial Services 3.75%, 3/4/2025	275,000	264,769
John Deere Capital Corp. 1.30%, 10/13/2026	249,000	218,873
Synchrony Financial
4.50%, 7/23/2025	196,000	188,758
5.15%, 3/19/2029	14,000	13,154
Toyota Motor Credit Corp.
3.65%, 8/18/2025	214,000	206,656
2.40%, 1/13/2032	11,000	9,104
		1,825,714
Containers & Packaging — 0.1%
International Paper Co. 7.30%, 11/15/2039	10,000	11,130
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Containers & Packaging — continued
Sonoco Products Co. 5.75%, 11/1/2040	29,000	29,026
WRKCo, Inc. 4.90%, 3/15/2029	10,000	9,591
		49,747
Diversified Consumer Services — 0.0% ^
Northwestern University Series 2020, 2.64%, 12/1/2050	23,000	15,895
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	155,000	148,061
Corebridge Financial, Inc.
4.40%, 4/5/2052 (c)	38,000	30,175
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (a) (c)	15,000	14,778
Equitable Holdings, Inc. 4.35%, 4/20/2028	70,000	66,538
National Rural Utilities Cooperative Finance Corp.
1.35%, 3/15/2031	65,000	48,482
2.75%, 4/15/2032	25,000	20,642
4.02%, 11/1/2032	10,000	9,123
(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (a)	21,000	19,855
ORIX Corp. (Japan) 4.00%, 4/13/2032	52,000	47,219
Shell International Finance BV (Netherlands)
2.00%, 11/7/2024	48,000	45,653
3.25%, 5/11/2025	10,000	9,629
4.38%, 5/11/2045	60,000	53,060
4.00%, 5/10/2046	29,000	24,055
3.75%, 9/12/2046	61,000	48,521
		585,791
Diversified Telecommunication Services — 2.8%
AT&T, Inc.
3.80%, 2/15/2027	244,000	231,715
1.65%, 2/1/2028	11,000	9,346
6.38%, 3/1/2041	12,000	12,569
3.50%, 9/15/2053	196,000	134,560
3.55%, 9/15/2055	193,000	130,859
3.65%, 9/15/2059	30,000	20,312
Bell Canada (The) (Canada)
Series US-5, 2.15%, 2/15/2032	57,000	44,743
3.65%, 8/15/2052	11,000	8,081
Deutsche Telekom International Finance BV (Germany) 9.25%, 6/1/2032	10,000	12,665
Orange SA (France) 5.38%, 1/13/2042	18,000	17,789
Telefonica Emisiones SA (Spain) 7.05%, 6/20/2036	84,000	88,511
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
TELUS Corp. (Canada) 2.80%, 2/16/2027	10,000	9,181
Verizon Communications, Inc.
3.38%, 2/15/2025	153,000	147,777
4.02%, 12/3/2029	10,000	9,235
3.40%, 3/22/2041	493,000	371,804
3.85%, 11/1/2042	10,000	7,954
		1,257,101
Electric Utilities — 5.3%
AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050	128,000	98,595
Alabama Power Co.
3.94%, 9/1/2032	38,000	34,566
4.30%, 1/2/2046	10,000	8,366
Series A, 4.30%, 7/15/2048	83,000	69,588
American Electric Power Co., Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (a)	10,000	8,373
Arizona Public Service Co. 4.25%, 3/1/2049	20,000	15,719
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	57,000	40,488
2.90%, 6/15/2050	76,000	50,721
Commonwealth Edison Co. 3.00%, 3/1/2050	76,000	52,005
Connecticut Light and Power Co. (The) Series A, 4.15%, 6/1/2045	91,000	76,521
Dominion Energy South Carolina, Inc. Series A, 2.30%, 12/1/2031	43,000	34,644
DTE Electric Co. 2.95%, 3/1/2050	84,000	57,342
Duke Energy Corp.
3.75%, 4/15/2024	41,000	40,237
2.65%, 9/1/2026	118,000	107,800
3.75%, 9/1/2046	106,000	77,938
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (a)	10,000	7,963
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	20,000	14,096
2.75%, 4/1/2050	20,000	12,540
Duke Energy Ohio, Inc. 4.30%, 2/1/2049	18,000	14,678
Duke Energy Progress LLC 3.25%, 8/15/2025	33,000	31,556
Emera US Finance LP (Canada) 4.75%, 6/15/2046	10,000	7,845
Entergy Louisiana LLC 4.00%, 3/15/2033	113,000	101,788
Evergy, Inc.
2.45%, 9/15/2024	127,000	120,979
2.90%, 9/15/2029	102,000	87,355
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	89

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Exelon Corp. 3.95%, 6/15/2025	10,000	9,678
Florida Power & Light Co.
2.85%, 4/1/2025	90,000	86,034
3.80%, 12/15/2042	46,000	37,884
3.95%, 3/1/2048	40,000	32,742
3.15%, 10/1/2049	88,000	62,376
Fortis, Inc. (Canada) 3.06%, 10/4/2026	148,000	137,436
Gulf Power Co. Series A, 3.30%, 5/30/2027	15,000	14,025
MidAmerican Energy Co. 4.25%, 5/1/2046	126,000	106,296
Northern States Power Co. 3.60%, 5/15/2046	148,000	113,795
Oncor Electric Delivery Co. LLC 4.10%, 11/15/2048	26,000	22,050
Pacific Gas and Electric Co.
2.50%, 2/1/2031	10,000	7,788
3.25%, 6/1/2031	127,000	103,632
4.50%, 7/1/2040	47,000	36,801
3.30%, 8/1/2040	54,000	36,562
PECO Energy Co.
3.15%, 10/15/2025	20,000	19,058
3.00%, 9/15/2049	11,000	7,547
3.05%, 3/15/2051	10,000	6,855
PPL Electric Utilities Corp. 3.00%, 10/1/2049	82,000	56,991
Public Service Electric and Gas Co. 2.05%, 8/1/2050	29,000	16,399
Southern California Edison Co.
2.25%, 6/1/2030	10,000	8,227
Series 13-A, 3.90%, 3/15/2043	6,000	4,698
Series C, 3.60%, 2/1/2045	32,000	23,201
4.00%, 4/1/2047	98,000	76,720
Virginia Electric and Power Co.
Series A, 3.15%, 1/15/2026	17,000	16,095
Series A, 3.50%, 3/15/2027	43,000	40,459
4.60%, 12/1/2048	112,000	97,070
		2,352,122
Electrical Equipment — 0.1%
Hubbell, Inc. 2.30%, 3/15/2031	50,000	40,463
Rockwell Automation, Inc. 2.80%, 8/15/2061	35,000	21,609
		62,072
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. 2.20%, 9/15/2031	71,000	56,489
Corning, Inc. 4.75%, 3/15/2042	76,000	69,437
Teledyne Technologies, Inc. 2.75%, 4/1/2031	61,000	49,908
		175,834
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Energy Equipment & Services — 0.2%
Baker Hughes Holdings LLC 4.08%, 12/15/2047	10,000	7,895
Halliburton Co.
4.85%, 11/15/2035	10,000	9,322
4.50%, 11/15/2041	46,000	38,527
NOV, Inc. 3.95%, 12/1/2042	29,000	21,021
		76,765
Entertainment — 0.9%
Electronic Arts, Inc. 1.85%, 2/15/2031	73,000	57,134
Take-Two Interactive Software, Inc. 3.30%, 3/28/2024	50,000	48,855
Walt Disney Co. (The)
2.65%, 1/13/2031	175,000	149,058
3.50%, 5/13/2040	141,000	114,138
Warnermedia Holdings, Inc. 5.39%, 3/15/2062 (c)	39,000	30,334
		399,519
Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029	102,000	86,228
2.00%, 5/18/2032	58,000	44,296
American Assets Trust LP 3.38%, 2/1/2031	31,000	24,508
American Homes 4 Rent LP 3.38%, 7/15/2051	32,000	20,805
American Tower Corp. 3.38%, 10/15/2026	159,000	147,767
Boston Properties LP
4.50%, 12/1/2028	39,000	36,229
3.25%, 1/30/2031	58,000	48,388
Brandywine Operating Partnership LP 7.55%, 3/15/2028	10,000	9,818
Brixmor Operating Partnership LP 4.05%, 7/1/2030	60,000	53,110
Broadstone Net Lease LLC 2.60%, 9/15/2031	21,000	15,143
Camden Property Trust 2.80%, 5/15/2030	84,000	72,118
Crown Castle, Inc. 5.20%, 2/15/2049	32,000	29,226
EPR Properties 4.50%, 6/1/2027	16,000	14,243
Equinix, Inc. 3.20%, 11/18/2029	130,000	113,351
Essex Portfolio LP 2.65%, 9/1/2050	23,000	13,407
Federal Realty Investment Trust 3.25%, 7/15/2027	10,000	9,170
Healthpeak Properties Interim, Inc. 2.88%, 1/15/2031	82,000	69,096
Host Hotels & Resorts LP Series J, 2.90%, 12/15/2031	44,000	33,926
Kimco Realty OP LLC 2.25%, 12/1/2031	10,000	7,762
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
National Retail Properties, Inc. 3.10%, 4/15/2050	39,000	24,891
Piedmont Operating Partnership LP 2.75%, 4/1/2032	11,000	7,770
Realty Income Corp. 4.65%, 3/15/2047	10,000	9,093
Regency Centers LP 3.70%, 6/15/2030	10,000	8,831
Safehold Operating Partnership LP 2.85%, 1/15/2032	35,000	26,911
Simon Property Group LP 2.45%, 9/13/2029	78,000	65,421
Spirit Realty LP 3.20%, 2/15/2031	42,000	34,268
STORE Capital Corp.
4.50%, 3/15/2028	39,000	34,669
2.75%, 11/18/2030	10,000	7,553
UDR, Inc. 3.00%, 8/15/2031	20,000	16,839
Ventas Realty LP 2.50%, 9/1/2031	59,000	46,581
VICI Properties LP
4.38%, 5/15/2025	11,000	10,599
5.63%, 5/15/2052	23,000	20,455
Welltower OP LLC 4.95%, 9/1/2048	26,000	22,141
Weyerhaeuser Co. 4.00%, 3/9/2052	36,000	28,115
		1,212,728
Food & Staples Retailing — 1.1%
Costco Wholesale Corp. 1.38%, 6/20/2027	140,000	122,431
Kroger Co. (The) 5.40%, 1/15/2049	44,000	41,835
Sysco Corp.
3.30%, 7/15/2026	40,000	37,581
6.60%, 4/1/2050	38,000	41,695
Walgreens Boots Alliance, Inc. 4.10%, 4/15/2050	36,000	26,078
Walmart, Inc.
1.80%, 9/22/2031	216,000	174,262
4.05%, 6/29/2048	47,000	41,403
		485,285
Food Products — 1.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	60,000	49,344
Conagra Brands, Inc. 5.40%, 11/1/2048	28,000	25,512
J M Smucker Co. (The) 3.55%, 3/15/2050	39,000	28,078
JBS USA LUX SA 4.38%, 2/2/2052 (c)	64,000	45,773
Kraft Heinz Foods Co.
3.00%, 6/1/2026	291,000	270,830
5.50%, 6/1/2050	55,000	52,596
Pilgrim's Pride Corp. 4.25%, 4/15/2031	39,000	32,566
Tyson Foods, Inc. 5.10%, 9/28/2048	10,000	9,024
		513,723
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — 0.3%
Atmos Energy Corp. 5.75%, 10/15/2052	10,000	10,482
National Fuel Gas Co. 2.95%, 3/1/2031	40,000	31,741
Piedmont Natural Gas Co., Inc. 5.05%, 5/15/2052	61,000	55,667
Southwest Gas Corp. 3.18%, 8/15/2051	33,000	21,125
		119,015
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories
4.75%, 4/15/2043	11,000	10,618
4.90%, 11/30/2046	80,000	78,684
Baxter International, Inc.
1.73%, 4/1/2031	16,000	11,909
3.13%, 12/1/2051	40,000	24,253
Becton Dickinson and Co. 4.69%, 12/15/2044	61,000	54,096
Boston Scientific Corp. 4.70%, 3/1/2049	33,000	29,889
DENTSPLY SIRONA, Inc. 3.25%, 6/1/2030	37,000	31,569
DH Europe Finance II Sarl
2.60%, 11/15/2029	132,000	113,915
3.40%, 11/15/2049	10,000	7,552
Medtronic, Inc.
4.38%, 3/15/2035	58,000	54,925
4.63%, 3/15/2045	10,000	9,332
Stryker Corp. 2.90%, 6/15/2050	61,000	41,111
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	69,000	55,907
		523,760
Health Care Providers & Services — 4.0%
Aetna, Inc. 3.88%, 8/15/2047	46,000	34,578
Ascension Health 3.95%, 11/15/2046	53,000	44,817
Cardinal Health, Inc. 4.37%, 6/15/2047	35,000	28,116
Centene Corp.
3.38%, 2/15/2030	17,000	14,396
2.63%, 8/1/2031	43,000	33,617
Cigna Group (The)
4.80%, 8/15/2038	76,000	69,850
3.40%, 3/15/2051	60,000	42,210
CommonSpirit Health 6.07%, 11/1/2027	223,000	227,950
CVS Health Corp.
2.63%, 8/15/2024	147,000	141,606
2.13%, 9/15/2031	48,000	37,610
6.13%, 9/15/2039	11,000	11,194
2.70%, 8/21/2040	112,000	75,753
5.05%, 3/25/2048	104,000	93,230
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	91

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Health Care Providers & Services — continued
Elevance Health, Inc.
4.55%, 5/15/2052	62,000	53,833
6.10%, 10/15/2052	10,000	10,714
HCA, Inc.
5.00%, 3/15/2024	144,000	143,063
4.13%, 6/15/2029	11,000	10,014
3.50%, 7/15/2051	97,000	63,265
4.63%, 3/15/2052 (c)	15,000	11,799
Humana, Inc.
4.50%, 4/1/2025	151,000	148,407
4.80%, 3/15/2047	31,000	27,355
Laboratory Corp. of America Holdings 4.70%, 2/1/2045	26,000	22,240
Novant Health, Inc. 3.32%, 11/1/2061	10,000	6,906
Quest Diagnostics, Inc. 2.80%, 6/30/2031	75,000	62,939
UnitedHealth Group, Inc.
3.75%, 7/15/2025	98,000	95,113
3.50%, 8/15/2039	146,000	119,515
2.75%, 5/15/2040	95,000	69,049
4.63%, 11/15/2041	65,000	60,143
3.25%, 5/15/2051	60,000	42,919
		1,802,201
Hotels, Restaurants & Leisure — 0.6%
Expedia Group, Inc. 3.25%, 2/15/2030	60,000	50,614
Marriott International, Inc. Series II, 2.75%, 10/15/2033	44,000	34,166
McDonald's Corp.
2.13%, 3/1/2030	71,000	58,824
4.60%, 9/9/2032	18,000	17,354
5.15%, 9/9/2052	35,000	33,550
Starbucks Corp.
4.50%, 11/15/2048	60,000	51,669
3.50%, 11/15/2050	10,000	7,274
		253,451
Household Durables — 0.2%
Leggett & Platt, Inc. 3.50%, 11/15/2051	22,000	15,571
Lennar Corp. 4.75%, 11/29/2027	75,000	71,898
MDC Holdings, Inc. 3.97%, 8/6/2061	10,000	5,720
		93,189
Household Products — 0.3%
Colgate-Palmolive Co. 4.00%, 8/15/2045	75,000	68,597
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Household Products — continued
Kimberly-Clark Corp. 2.88%, 2/7/2050	13,000	9,147
Procter & Gamble Co. (The) 3.50%, 10/25/2047	88,000	72,561
		150,305
Industrial Conglomerates — 0.3%
3M Co. 5.70%, 3/15/2037	66,000	66,994
GE Capital Funding LLC 4.55%, 5/15/2032	50,000	47,591
Honeywell International, Inc. 2.80%, 6/1/2050	40,000	28,833
		143,418
Insurance — 2.7%
ACE Capital Trust II 9.70%, 4/1/2030	10,000	12,267
Aflac, Inc. 3.60%, 4/1/2030	100,000	92,041
Alleghany Corp. 3.25%, 8/15/2051	11,000	7,870
Allstate Corp. (The) (ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (a)	10,000	9,701
American Equity Investment Life Holding Co. 5.00%, 6/15/2027	15,000	14,728
American International Group, Inc.
2.50%, 6/30/2025	40,000	37,653
3.90%, 4/1/2026	14,000	13,432
Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (a)	20,000	19,310
Aon Corp. 6.25%, 9/30/2040	10,000	10,350
Arch Capital Group Ltd. 3.64%, 6/30/2050	39,000	28,055
Assurant, Inc. 2.65%, 1/15/2032	10,000	7,554
AXIS Specialty Finance LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.90%, 1/15/2040 (a) (b)	16,000	13,683
Berkshire Hathaway Finance Corp.
4.20%, 8/15/2048	85,000	75,074
4.25%, 1/15/2049	10,000	8,897
2.85%, 10/15/2050	20,000	13,497
Chubb INA Holdings, Inc. 6.70%, 5/15/2036	11,000	12,217
Cincinnati Financial Corp. 6.13%, 11/1/2034	30,000	31,490
Enstar Group Ltd. 4.95%, 6/1/2029	38,000	34,836
F&G Annuities & Life, Inc. 7.40%, 1/13/2028 (c)	33,000	33,013
Fidelity National Financial, Inc. 3.20%, 9/17/2051	29,000	17,501
Lincoln National Corp. 3.35%, 3/9/2025	50,000	47,880
Loews Corp. 6.00%, 2/1/2035	36,000	37,908
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (a)	50,000	46,365
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Marsh & McLennan Cos., Inc.
3.88%, 3/15/2024	119,000	117,080
6.25%, 11/1/2052	10,000	11,096
MetLife, Inc.
10.75%, 8/1/2039	11,000	14,825
5.25%, 1/15/2054	26,000	25,448
PartnerRe Finance B LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.82%), 4.50%, 10/1/2050 (a)	34,000	30,527
Primerica, Inc. 2.80%, 11/19/2031	49,000	40,490
Principal Financial Group, Inc. 4.63%, 9/15/2042	34,000	28,840
Progressive Corp. (The) 4.13%, 4/15/2047	56,000	47,771
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (a)	72,000	70,738
(ICE LIBOR USD 3 Month + 2.67%), 5.70%, 9/15/2048 (a)	81,000	77,039
Prudential plc (Hong Kong) 3.63%, 3/24/2032	10,000	8,922
Selective Insurance Group, Inc. 5.38%, 3/1/2049	18,000	16,223
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	22,000	27,677
Travelers Cos., Inc. (The) 4.10%, 3/4/2049	15,000	12,658
Willis North America, Inc. 3.88%, 9/15/2049	33,000	24,081
XLIT Ltd. (Bermuda) 5.50%, 3/31/2045	26,000	25,428
		1,204,165
Interactive Media & Services — 0.2%
Alphabet, Inc. 2.25%, 8/15/2060	77,000	44,633
Meta Platforms, Inc.
3.50%, 8/15/2027	21,000	19,744
4.65%, 8/15/2062	50,000	41,582
		105,959
Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.
2.80%, 8/22/2024	10,000	9,681
1.00%, 5/12/2026	214,000	189,389
3.88%, 8/22/2037	249,000	219,965
2.88%, 5/12/2041	12,000	8,935
4.10%, 4/13/2062	23,000	19,027
eBay, Inc. 3.65%, 5/10/2051	10,000	7,172
		454,169
IT Services — 1.6%
Automatic Data Processing, Inc. 1.25%, 9/1/2030	19,000	14,934
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued
Fidelity National Information Services, Inc. 5.10%, 7/15/2032	10,000	9,563
Fiserv, Inc. 4.40%, 7/1/2049	10,000	8,060
Global Payments, Inc.
2.65%, 2/15/2025	274,000	258,559
3.20%, 8/15/2029	37,000	31,464
International Business Machines Corp.
4.00%, 7/27/2025	155,000	150,956
5.88%, 11/29/2032	22,000	23,050
7.13%, 12/1/2096	37,000	46,938
Kyndryl Holdings, Inc. 4.10%, 10/15/2041	25,000	16,769
Mastercard, Inc. 3.85%, 3/26/2050	75,000	62,919
PayPal Holdings, Inc. 5.25%, 6/1/2062	10,000	9,150
VeriSign, Inc. 2.70%, 6/15/2031	46,000	37,083
Visa, Inc. 2.00%, 8/15/2050	80,000	47,170
Western Union Co. (The) 2.75%, 3/15/2031	10,000	7,772
		724,387
Leisure Products — 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	64,000	56,427
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc. 2.30%, 3/12/2031	70,000	56,939
Illumina, Inc. 5.75%, 12/13/2027	84,000	84,403
PerkinElmer, Inc. 3.63%, 3/15/2051	31,000	21,542
Thermo Fisher Scientific, Inc.
1.22%, 10/18/2024	59,000	55,299
2.80%, 10/15/2041	78,000	56,317
		274,500
Machinery — 1.3%
Caterpillar, Inc. 6.05%, 8/15/2036	18,000	19,654
CNH Industrial Capital LLC 1.45%, 7/15/2026	187,000	165,480
Deere & Co. 2.88%, 9/7/2049	11,000	7,964
Illinois Tool Works, Inc. 2.65%, 11/15/2026	261,000	241,818
Otis Worldwide Corp.
2.06%, 4/5/2025	50,000	46,666
2.57%, 2/15/2030	40,000	33,710
3.36%, 2/15/2050	23,000	16,314
Parker-Hannifin Corp. 4.10%, 3/1/2047	10,000	8,305
Snap-on, Inc. 4.10%, 3/1/2048	40,000	34,462
Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (a)	20,000	17,229
		591,602
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	93

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — 2.8%
Charter Communications Operating LLC
4.91%, 7/23/2025	98,000	95,867
2.80%, 4/1/2031	23,000	17,960
3.50%, 3/1/2042	17,000	10,972
5.38%, 5/1/2047	30,000	23,804
4.80%, 3/1/2050	108,000	78,658
3.95%, 6/30/2062	10,000	5,957
5.50%, 4/1/2063	50,000	38,706
Comcast Corp.
3.70%, 4/15/2024	141,000	138,497
3.38%, 8/15/2025	11,000	10,565
3.95%, 10/15/2025	11,000	10,692
3.90%, 3/1/2038	204,000	174,994
4.00%, 11/1/2049	233,000	187,829
Discovery Communications LLC
3.95%, 3/20/2028	186,000	169,903
3.63%, 5/15/2030	12,000	10,263
4.65%, 5/15/2050	80,000	58,453
4.00%, 9/15/2055	21,000	13,528
Fox Corp. 5.58%, 1/25/2049	10,000	9,110
Interpublic Group of Cos., Inc. (The) 3.38%, 3/1/2041	33,000	23,997
Omnicom Group, Inc. 2.60%, 8/1/2031	27,000	22,165
Paramount Global
4.95%, 1/15/2031	30,000	26,842
5.90%, 10/15/2040	56,000	49,485
Time Warner Cable LLC 6.55%, 5/1/2037	72,000	68,572
		1,246,819
Metals & Mining — 0.8%
ArcelorMittal SA (Luxembourg) 6.75%, 3/1/2041 (d)	31,000	30,650
Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	45,000	47,317
Freeport-McMoRan, Inc. 4.25%, 3/1/2030	10,000	9,055
Kinross Gold Corp. (Canada) 4.50%, 7/15/2027	85,000	81,033
Newmont Corp. 2.25%, 10/1/2030	20,000	16,119
Nucor Corp. 4.30%, 5/23/2027	10,000	9,697
Reliance Steel & Aluminum Co. 2.15%, 8/15/2030	14,000	11,270
Rio Tinto Finance USA Ltd. (Australia) 2.75%, 11/2/2051	47,000	31,031
Southern Copper Corp. (Mexico) 5.88%, 4/23/2045	53,000	53,566
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Metals & Mining — continued
Teck Resources Ltd. (Canada) 3.90%, 7/15/2030	23,000	20,598
Vale Overseas Ltd. (Brazil) 6.88%, 11/10/2039	42,000	42,954
		353,290
Multiline Retail — 0.8%
Dollar General Corp. 5.50%, 11/1/2052	30,000	29,296
Dollar Tree, Inc. 3.38%, 12/1/2051	32,000	21,361
Target Corp. 3.38%, 4/15/2029	333,000	307,203
		357,860
Multi-Utilities — 2.3%
Ameren Corp.
2.50%, 9/15/2024	141,000	134,461
3.50%, 1/15/2031	134,000	117,722
Berkshire Hathaway Energy Co.
3.50%, 2/1/2025	50,000	48,402
4.45%, 1/15/2049	31,000	26,714
2.85%, 5/15/2051	50,000	32,504
CenterPoint Energy, Inc. 2.65%, 6/1/2031	143,000	117,440
Consolidated Edison Co. of New York, Inc.
Series 20B, 3.95%, 4/1/2050	76,000	60,285
3.60%, 6/15/2061	50,000	35,968
Consumers Energy Co. 3.95%, 7/15/2047	85,000	69,370
Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	16,438
NiSource, Inc.
3.49%, 5/15/2027	22,000	20,562
3.60%, 5/1/2030	11,000	9,826
1.70%, 2/15/2031	15,000	11,433
5.00%, 6/15/2052	13,000	11,877
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/1/2030	188,000	148,008
2.95%, 8/15/2051	57,000	37,801
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	142,000	109,453
		1,008,264
Oil, Gas & Consumable Fuels — 6.4%
Boardwalk Pipelines LP 3.60%, 9/1/2032	45,000	37,800
BP Capital Markets America, Inc.
3.80%, 9/21/2025	72,000	70,371
4.23%, 11/6/2028	144,000	138,901
3.00%, 2/24/2050	89,000	60,506
3.38%, 2/8/2061	11,000	7,598
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	13,000	12,117
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Canadian Natural Resources Ltd. (Canada) 4.95%, 6/1/2047	30,000	26,111
Cenovus Energy, Inc. (Canada) 3.75%, 2/15/2052	21,000	14,869
Cheniere Energy Partners LP 4.00%, 3/1/2031	60,000	51,825
Chevron Corp. 2.95%, 5/16/2026	88,000	82,858
Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	192,000	187,907
ConocoPhillips 5.90%, 10/15/2032	50,000	53,531
ConocoPhillips Co. 4.03%, 3/15/2062	10,000	7,924
DCP Midstream Operating LP 5.60%, 4/1/2044	28,000	26,169
Devon Energy Corp. 5.00%, 6/15/2045	10,000	8,485
Diamondback Energy, Inc. 3.50%, 12/1/2029	70,000	61,855
Enbridge Energy Partners LP Series B, 7.50%, 4/15/2038	23,000	25,763
Energy Transfer LP
4.95%, 5/15/2028	80,000	77,088
4.95%, 6/15/2028	32,000	30,925
3.75%, 5/15/2030	12,000	10,650
5.40%, 10/1/2047	96,000	82,591
5.00%, 5/15/2050	17,000	13,959
Enterprise Products Operating LLC
3.70%, 2/15/2026	10,000	9,604
3.95%, 2/15/2027	23,000	21,966
2.80%, 1/31/2030	80,000	68,601
4.85%, 8/15/2042	126,000	112,979
EQT Corp. 7.00%, 2/1/2030 (d)	48,000	49,521
Exxon Mobil Corp.
2.99%, 3/19/2025	105,000	100,824
3.00%, 8/16/2039	126,000	96,784
3.45%, 4/15/2051	17,000	12,963
Hess Corp.
7.88%, 10/1/2029	10,000	11,001
5.80%, 4/1/2047	10,000	9,492
Kinder Morgan, Inc.
4.30%, 6/1/2025	110,000	107,450
4.80%, 2/1/2033	203,000	188,266
Magellan Midstream Partners LP 4.20%, 10/3/2047	43,000	32,866
Marathon Oil Corp.
4.40%, 7/15/2027	90,000	85,729
6.60%, 10/1/2037	12,000	11,954
Marathon Petroleum Corp.
4.75%, 9/15/2044	17,000	14,188
5.00%, 9/15/2054	22,000	18,549
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
MPLX LP
4.95%, 3/14/2052	84,000	69,879
4.90%, 4/15/2058	10,000	8,007
ONEOK, Inc. 5.20%, 7/15/2048	70,000	59,475
Ovintiv, Inc. 6.50%, 2/1/2038	33,000	32,445
Phillips 66 4.88%, 11/15/2044	30,000	27,342
Pioneer Natural Resources Co. 1.90%, 8/15/2030	66,000	51,542
Plains All American Pipeline LP 6.65%, 1/15/2037	10,000	9,997
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	140,000	139,835
Suncor Energy, Inc. (Canada) 3.75%, 3/4/2051	19,000	13,963
Targa Resources Corp. 6.50%, 2/15/2053	15,000	14,760
Targa Resources Partners LP
5.50%, 3/1/2030	13,000	12,324
4.88%, 2/1/2031	25,000	22,744
TotalEnergies Capital International SA (France) 2.83%, 1/10/2030	218,000	192,444
TransCanada PipeLines Ltd. (Canada)
6.10%, 6/1/2040	48,000	48,578
4.88%, 5/15/2048	10,000	8,775
Transcontinental Gas Pipe Line Co. LLC 4.60%, 3/15/2048	48,000	41,062
Valero Energy Corp. 3.65%, 12/1/2051	40,000	28,423
Williams Cos., Inc. (The) 5.40%, 3/4/2044	17,000	15,673
		2,839,808
Paper & Forest Products — 0.1%
Suzano Austria GmbH (Brazil) 3.75%, 1/15/2031	67,000	56,724
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The)
3.15%, 3/15/2027	173,000	163,102
6.00%, 5/15/2037	32,000	34,530
		197,632
Pharmaceuticals — 2.8%
Astrazeneca Finance LLC (United Kingdom) 0.70%, 5/28/2024	153,000	144,789
AstraZeneca plc (United Kingdom)
3.38%, 11/16/2025	19,000	18,245
4.38%, 11/16/2045	68,000	61,644
3.00%, 5/28/2051	26,000	18,650
Bristol-Myers Squibb Co.
2.90%, 7/26/2024	65,000	63,007
3.40%, 7/26/2029	22,000	20,161
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	95

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Pharmaceuticals — continued
4.13%, 6/15/2039	70,000	62,523
4.35%, 11/15/2047	32,000	28,173
2.55%, 11/13/2050	70,000	44,268
Eli Lilly & Co.
2.25%, 5/15/2050	10,000	6,286
4.15%, 3/15/2059	33,000	28,777
Johnson & Johnson
5.95%, 8/15/2037	99,000	109,896
4.50%, 9/1/2040	10,000	9,611
Merck & Co., Inc. 2.90%, 12/10/2061	53,000	33,991
Mylan, Inc. 5.20%, 4/15/2048	32,000	24,413
Pfizer, Inc. 3.40%, 5/15/2024	10,000	9,795
Royalty Pharma plc 3.30%, 9/2/2040	53,000	36,973
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	318,000	295,984
Viatris, Inc. 2.70%, 6/22/2030	35,000	27,743
Wyeth LLC 6.50%, 2/1/2034	158,000	176,209
Zoetis, Inc. 2.00%, 5/15/2030	10,000	8,192
		1,229,330
Professional Services — 0.1%
Thomson Reuters Corp. (Canada) 5.65%, 11/23/2043	26,000	24,350
Verisk Analytics, Inc. 3.63%, 5/15/2050	10,000	6,945
		31,295
Road & Rail — 2.0%
Burlington Northern Santa Fe LLC 4.45%, 1/15/2053	78,000	69,413
Canadian National Railway Co. (Canada) 4.40%, 8/5/2052	10,000	8,904
Canadian Pacific Railway Co. (Canada)
1.75%, 12/2/2026	248,000	219,546
2.45%, 12/2/2031	82,000	68,248
CSX Corp.
2.60%, 11/1/2026	80,000	73,327
4.65%, 3/1/2068	44,000	37,345
Kansas City Southern 4.30%, 5/15/2043	30,000	24,955
Norfolk Southern Corp.
4.15%, 2/28/2048	96,000	78,144
3.16%, 5/15/2055	15,000	9,861
Ryder System, Inc. 2.85%, 3/1/2027	35,000	31,777
Triton Container International Ltd. (Bermuda) 3.25%, 3/15/2032	17,000	13,142
Union Pacific Corp.
3.25%, 1/15/2025	102,000	98,468
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued
2.89%, 4/6/2036	55,000	43,200
4.05%, 11/15/2045	134,000	111,417
3.25%, 2/5/2050	34,000	24,570
		912,317
Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc. 3.50%, 12/5/2026	108,000	102,468
Broadcom Corp. 3.13%, 1/15/2025	72,000	68,926
Broadcom, Inc.
4.93%, 5/15/2037 (c)	110,000	95,644
3.50%, 2/15/2041 (c)	81,000	57,994
Intel Corp.
3.40%, 3/25/2025	98,000	94,807
3.90%, 3/25/2030	10,000	9,226
4.15%, 8/5/2032	11,000	10,117
5.63%, 2/10/2043	10,000	9,762
4.90%, 7/29/2045	54,000	50,016
3.25%, 11/15/2049	124,000	82,948
3.20%, 8/12/2061	53,000	32,915
KLA Corp. 4.10%, 3/15/2029	240,000	228,806
Marvell Technology, Inc. 2.95%, 4/15/2031	41,000	32,954
Micron Technology, Inc. 3.48%, 11/1/2051	10,000	6,232
NVIDIA Corp.
2.00%, 6/15/2031	123,000	99,373
3.50%, 4/1/2050	15,000	11,626
NXP BV (China)
4.30%, 6/18/2029	40,000	36,931
3.25%, 5/11/2041	42,000	29,134
QUALCOMM, Inc.
3.25%, 5/20/2027	184,000	172,969
1.30%, 5/20/2028	169,000	142,246
3.25%, 5/20/2050	10,000	7,367
Texas Instruments, Inc.
2.70%, 9/15/2051	12,000	8,328
4.10%, 8/16/2052	55,000	49,216
		1,440,005
Software — 2.1%
Microsoft Corp.
4.10%, 2/6/2037	288,000	270,075
3.95%, 8/8/2056	12,000	10,342
Oracle Corp.
3.40%, 7/8/2024	203,000	197,510
2.95%, 11/15/2024	19,000	18,224
2.50%, 4/1/2025	50,000	47,155
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
6.50%, 4/15/2038	15,000	15,626
3.60%, 4/1/2050	206,000	139,693
3.95%, 3/25/2051	73,000	52,383
3.85%, 4/1/2060	10,000	6,647
4.10%, 3/25/2061	69,000	48,038
Roper Technologies, Inc. 1.75%, 2/15/2031	79,000	60,877
Salesforce, Inc. 3.05%, 7/15/2061	10,000	6,412
VMware, Inc. 2.20%, 8/15/2031	62,000	47,021
		920,003
Specialty Retail — 1.2%
AutoZone, Inc. 1.65%, 1/15/2031	87,000	67,039
Home Depot, Inc. (The)
2.70%, 4/15/2030	186,000	161,328
3.30%, 4/15/2040	56,000	44,621
4.20%, 4/1/2043	30,000	26,255
3.13%, 12/15/2049	53,000	37,469
Lowe's Cos., Inc.
3.13%, 9/15/2024	10,000	9,667
3.10%, 5/3/2027	40,000	37,154
2.80%, 9/15/2041	122,000	82,587
3.70%, 4/15/2046	32,000	23,650
4.05%, 5/3/2047	40,000	31,232
		521,002
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.
1.80%, 9/11/2024	137,000	130,530
2.75%, 1/13/2025	50,000	48,069
0.70%, 2/8/2026	79,000	70,102
2.90%, 9/12/2027	27,000	25,102
3.85%, 5/4/2043	20,000	17,187
3.45%, 2/9/2045	45,000	36,318
4.65%, 2/23/2046	153,000	145,694
2.65%, 5/11/2050	83,000	55,778
2.65%, 2/8/2051	52,000	34,659
Dell International LLC
6.02%, 6/15/2026	152,000	153,751
5.30%, 10/1/2029	40,000	38,645
3.45%, 12/15/2051 (c)	10,000	6,107
HP, Inc. 6.00%, 9/15/2041	13,000	12,700
Western Digital Corp.
4.75%, 2/15/2026	22,000	20,739
2.85%, 2/1/2029	12,000	9,435
		804,816
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Tobacco — 1.1%
Altria Group, Inc.
4.25%, 8/9/2042	27,000	20,199
4.50%, 5/2/2043	10,000	7,592
4.00%, 2/4/2061	65,000	42,917
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	45,000	43,380
4.39%, 8/15/2037	131,000	101,642
5.65%, 3/16/2052	10,000	8,402
Philip Morris International, Inc.
3.25%, 11/10/2024	105,000	101,741
4.38%, 11/15/2041	91,000	75,342
Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	76,000	73,972
		475,187
Trading Companies & Distributors — 0.2%
Air Lease Corp. 3.13%, 12/1/2030	11,000	9,022
GATX Corp.
3.50%, 6/1/2032	38,000	31,938
3.10%, 6/1/2051	11,000	6,945
WW Grainger, Inc. 3.75%, 5/15/2046	45,000	35,834
		83,739
Water Utilities — 0.2%
American Water Capital Corp.
3.75%, 9/1/2047	50,000	38,986
3.45%, 5/1/2050	27,000	19,870
Essential Utilities, Inc. 5.30%, 5/1/2052	31,000	29,268
		88,124
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV (Mexico) 3.63%, 4/22/2029	200,000	181,947
Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	77,000	54,317
T-Mobile USA, Inc.
3.50%, 4/15/2025	44,000	42,146
3.75%, 4/15/2027	31,000	29,149
3.88%, 4/15/2030	218,000	197,729
4.50%, 4/15/2050	100,000	83,059
3.60%, 11/15/2060	18,000	12,002
Vodafone Group plc (United Kingdom) 5.13%, 6/19/2059	71,000	62,505
		662,854
Total Corporate Bonds (Cost $48,211,926)		43,854,126
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	97

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 0.1%
JetBlue Pass-Through Trust Series 2019-1, Class AA, 2.75%, 5/15/2032	19,049	16,056
United Airlines Pass-Through Trust Series 2020-1, Class B, 4.88%, 1/15/2026	20,258	19,572
Total Asset-Backed Securities (Cost $35,612)		35,628
	SHARES
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (e) (f) (Cost $265,119)	265,119	265,119
Total Investments — 98.8% (Cost $48,512,657)		44,154,873
Other Assets Less Liabilities — 1.2%		547,883
NET ASSETS — 100.0%		44,702,756

Percentages indicated are based on net assets.

Abbreviations
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $265,459 or 0.59% of the
Fund’s net assets as of February 28, 2023 .

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	February 28, 2023

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — 87.3%
Azerbaijan — 0.5%
Republic of Azerbaijan
3.50%, 9/1/2032 (a)	1,224,000	1,029,537
3.50%, 9/1/2032 (b)	1,000	841
		1,030,378
Bahrain — 5.6%
CBB International Sukuk Co. 5 SPC 5.62%, 2/12/2024	1,589,000	1,581,849
CBB International Sukuk Co. 7 SPC 6.88%, 10/5/2025 (a)	200,000	206,250
CBB International Sukuk Programme Co. SPC
4.50%, 3/30/2027 (b) (c)	389,000	378,983
3.95%, 9/16/2027	1,258,000	1,201,390
CBB International Sukuk Programme Co. WLL 3.88%, 5/18/2029 (a)	242,000	215,985
Kingdom of Bahrain
6.13%, 8/1/2023 (a)	250,000	249,344
7.00%, 1/26/2026 (a)	969,000	994,315
7.00%, 1/26/2026 (b)	121,000	124,161
7.00%, 10/12/2028 (a)	400,000	409,000
7.00%, 10/12/2028 (b)	402,000	411,045
6.75%, 9/20/2029 (a)	1,439,000	1,433,604
6.75%, 9/20/2029	365,000	363,631
5.63%, 9/30/2031 (a)	558,000	515,453
5.45%, 9/16/2032 (a)	737,000	663,300
5.25%, 1/25/2033 (a)	1,713,000	1,492,451
5.25%, 1/25/2033	229,000	199,516
5.63%, 5/18/2034 (a)	2,131,000	1,856,634
5.63%, 5/18/2034	531,000	462,634
		12,759,545
Bolivia, Plurinational State of — 0.3%
Plurinational State of Bolivia
4.50%, 3/20/2028 (a)	200,000	141,000
4.50%, 3/20/2028	661,000	466,005
		607,005
Brazil — 7.1%
Federative Republic of Brazil
8.88%, 4/15/2024	346,000	356,986
4.25%, 1/7/2025	1,517,000	1,485,048
2.88%, 6/6/2025	1,342,000	1,258,796
6.00%, 4/7/2026	2,716,000	2,777,619
4.63%, 1/13/2028	1,088,000	1,034,824
4.50%, 5/30/2029	519,000	476,929
3.88%, 6/12/2030	1,995,000	1,716,697
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Brazil—continued
3.75%, 9/12/2031 (c)	1,294,000	1,087,607
8.25%, 1/20/2034	380,000	428,640
7.13%, 1/20/2037	395,000	417,046
5.63%, 1/7/2041	140,000	120,164
5.00%, 1/27/2045	992,000	760,616
5.63%, 2/21/2047	342,000	278,687
4.75%, 1/14/2050	5,561,000	3,987,585
		16,187,244
Chile — 1.5%
Republic of Chile
2.75%, 1/31/2027	201,000	183,953
2.45%, 1/31/2031 (c)	393,000	326,878
2.55%, 7/27/2033	1,670,000	1,309,175
3.10%, 5/7/2041	1,658,000	1,203,397
3.86%, 6/21/2047	200,000	157,100
3.50%, 4/15/2053	272,000	193,426
3.25%, 9/21/2071	200,000	122,600
		3,496,529
China — 0.9%
People's Republic of China
1.95%, 12/3/2024 (a)	200,000	190,214
1.25%, 10/26/2026 (a)	208,000	184,887
1.25%, 10/26/2026	819,000	727,993
2.63%, 11/2/2027 (a)	735,000	683,263
3.50%, 10/19/2028 (a)	281,000	269,374
		2,055,731
Colombia — 5.9%
Republic of Colombia
4.00%, 2/26/2024	358,000	351,131
8.13%, 5/21/2024	338,000	346,091
4.50%, 1/28/2026	200,000	188,100
4.50%, 3/15/2029	1,547,000	1,325,876
3.00%, 1/30/2030 (c)	2,231,000	1,674,365
3.00%, 1/30/2030	222,000	166,611
3.13%, 4/15/2031	470,000	340,104
3.25%, 4/22/2032	1,852,000	1,309,364
7.38%, 9/18/2037	2,216,000	2,050,908
6.13%, 1/18/2041	1,889,000	1,474,364
4.13%, 2/22/2042	1,898,000	1,157,780
5.63%, 2/26/2044	876,000	627,654
5.00%, 6/15/2045	637,000	418,151
5.20%, 5/15/2049	2,637,000	1,743,387
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	99

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Colombia—continued
4.13%, 5/15/2051 (c)	238,000	138,456
3.88%, 2/15/2061	252,000	136,442
		13,448,784
Costa Rica — 1.2%
Republic of Costa Rica
6.13%, 2/19/2031 (a)	416,000	402,298
6.13%, 2/19/2031	750,000	725,297
7.00%, 4/4/2044	441,000	420,962
7.00%, 4/4/2044 (a)	256,000	244,368
7.16%, 3/12/2045	1,041,000	1,007,037
		2,799,962
Cote D'Ivoire — 0.4%
Republic of Cote d'Ivoire
6.13%, 6/15/2033 (a)	833,000	716,380
6.13%, 6/15/2033 (b)	210,000	180,600
		896,980
Dominican Republic — 6.4%
Dominican Republic Government Bond
5.50%, 1/27/2025 (a)	1,870,000	1,835,288
6.88%, 1/29/2026 (a)	1,246,000	1,257,525
5.95%, 1/25/2027 (a)	381,000	372,737
5.95%, 1/25/2027 (b)	198,000	193,706
6.00%, 7/19/2028 (a)	49,000	47,141
6.00%, 7/19/2028 (b)	208,000	200,109
6.00%, 7/19/2028	443,000	426,194
4.50%, 1/30/2030 (a)	3,553,000	3,044,033
4.88%, 9/23/2032 (a)	1,100,000	919,050
5.30%, 1/21/2041 (a)	150,000	116,981
7.45%, 4/30/2044 (a)	386,000	369,547
7.45%, 4/30/2044 (b)	302,000	289,127
6.85%, 1/27/2045 (a)	956,000	849,526
6.85%, 1/27/2045 (b) (c)	357,000	317,239
6.40%, 6/5/2049 (b) (c)	305,000	252,921
6.40%, 6/5/2049 (a)	1,333,000	1,105,390
6.40%, 6/5/2049	202,000	167,509
5.88%, 1/30/2060 (a)	3,788,000	2,827,505
		14,591,528
Egypt — 3.1%
Arab Republic of Egypt
5.75%, 5/29/2024 (a)	1,141,000	1,078,245
5.88%, 6/11/2025 (a)	224,000	197,680
7.50%, 1/31/2027 (a)	227,000	194,085
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Egypt—continued
5.80%, 9/30/2027 (a)	282,000	219,960
6.59%, 2/21/2028 (a)	445,000	345,988
7.60%, 3/1/2029 (a)	910,000	709,800
5.88%, 2/16/2031 (a)	1,282,000	852,370
7.63%, 5/29/2032 (a)	3,408,000	2,406,474
7.90%, 2/21/2048 (a)	941,000	564,600
8.70%, 3/1/2049 (a)	582,000	371,752
7.50%, 2/16/2061 (a)	360,000	211,500
		7,152,454
Gabon — 0.3%
Gabonese Republic 6.63%, 2/6/2031 (a)	876,000	709,177
Guatemala — 0.5%
Republic of Guatemala
6.13%, 6/1/2050 (a)	400,000	378,825
6.13%, 6/1/2050	767,000	726,397
		1,105,222
Hungary — 1.0%
Hungary Government Bond
5.38%, 3/25/2024	110,000	109,608
5.25%, 6/16/2029 (a)	201,000	195,724
2.13%, 9/22/2031 (a)	943,000	719,037
7.63%, 3/29/2041	260,000	291,200
3.13%, 9/21/2051	1,566,000	951,345
		2,266,914
India — 0.4%
Export-Import Bank of India 3.25%, 1/15/2030 (a)	974,000	841,170
Indonesia — 2.8%
Perusahaan Penerbit SBSN Indonesia III
2.80%, 6/23/2030 (a)	718,000	627,038
2.55%, 6/9/2031 (a)	400,000	337,044
Republic of Indonesia
3.85%, 7/18/2027 (a)	600,000	572,316
3.50%, 1/11/2028	1,968,000	1,847,829
4.10%, 4/24/2028	200,000	192,662
8.50%, 10/12/2035 (a)	769,000	975,092
6.63%, 2/17/2037 (a)	374,000	418,921
6.63%, 2/17/2037 (b)	145,000	162,416
7.75%, 1/17/2038	100,000	122,269
4.20%, 10/15/2050	555,000	464,180
3.05%, 3/12/2051	854,000	612,839
		6,332,606
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Iraq — 0.6%
Republic of Iraq 5.80%, 1/15/2028 (a)	1,492,500	1,367,783
Jamaica — 1.9%
Jamaica Government Bond
6.75%, 4/28/2028	294,000	305,999
6.75%, 4/28/2028 (c)	1,339,000	1,393,648
8.00%, 3/15/2039 (c)	204,000	244,290
7.88%, 7/28/2045	2,028,000	2,362,366
		4,306,303
Jordan — 1.4%
Hashemite Kingdom of Jordan
6.13%, 1/29/2026 (b)	346,000	340,010
5.75%, 1/31/2027 (a)	952,000	922,428
5.85%, 7/7/2030 (a)	1,680,000	1,516,200
7.38%, 10/10/2047 (a)	553,000	483,633
		3,262,271
Kazakhstan — 1.2%
Republic of Kazakhstan
3.88%, 10/14/2024 (b)	350,000	350,503
3.88%, 10/14/2024 (a)	205,000	205,295
5.13%, 7/21/2025 (a)	1,036,000	1,067,598
4.88%, 10/14/2044 (a)	497,000	447,238
6.50%, 7/21/2045 (a)	591,000	624,354
		2,694,988
Kenya — 2.0%
Republic of Kenya
6.88%, 6/24/2024 (a)	1,929,000	1,793,970
6.88%, 6/24/2024	385,000	358,050
7.25%, 2/28/2028 (b)	355,000	306,631
7.25%, 2/28/2028 (a)	700,000	604,625
8.00%, 5/22/2032 (a)	200,000	170,750
8.25%, 2/28/2048 (a)	1,389,000	1,059,112
8.25%, 2/28/2048	343,000	261,538
		4,554,676
Kuwait — 0.5%
State of Kuwait
3.50%, 3/20/2027 (a)	1,016,000	977,456
3.50%, 3/20/2027 (b) (c)	200,000	192,412
		1,169,868
Mexico — 1.9%
United Mexican States
4.13%, 1/21/2026	261,000	254,345
4.15%, 3/28/2027	202,000	195,233
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Mexico—continued
3.75%, 1/11/2028	473,000	441,782
4.50%, 4/22/2029	200,000	189,800
2.66%, 5/24/2031	235,000	189,645
6.05%, 1/11/2040	86,000	85,559
4.75%, 3/8/2044	140,000	116,095
4.60%, 1/23/2046	2,126,000	1,704,521
4.40%, 2/12/2052 (c)	1,378,000	1,047,969
5.75%, 10/12/2110	122,000	107,802
		4,332,751
Morocco — 0.5%
Kingdom of Morocco
3.00%, 12/15/2032 (a)	754,000	571,155
4.00%, 12/15/2050 (a)	624,000	399,360
4.00%, 12/15/2050	354,000	226,560
		1,197,075
Oman — 7.1%
Oman Sovereign Sukuk SAOC
4.40%, 6/1/2024 (a)	346,000	340,378
5.93%, 10/31/2025 (a)	733,000	745,827
5.93%, 10/31/2025	237,000	241,148
4.88%, 6/15/2030 (a)	1,475,000	1,461,448
Sultanate of Oman Government Bond
4.88%, 2/1/2025 (a)	402,000	395,292
4.75%, 6/15/2026 (a)	500,000	484,156
4.75%, 6/15/2026	384,000	371,832
5.38%, 3/8/2027 (a)	1,605,000	1,570,693
6.75%, 10/28/2027 (a)	2,337,000	2,427,559
6.75%, 10/28/2027	532,000	552,615
5.63%, 1/17/2028 (a)	1,657,000	1,621,582
6.00%, 8/1/2029 (a)	612,000	610,776
6.00%, 8/1/2029 (b)	221,000	220,558
6.25%, 1/25/2031 (a)	421,000	424,368
7.38%, 10/28/2032 (a)	950,000	1,035,381
6.50%, 3/8/2047 (a)	1,913,000	1,783,872
6.50%, 3/8/2047	442,000	412,165
6.50%, 3/8/2047 (b)	229,000	213,543
6.75%, 1/17/2048 (a)	1,063,000	1,019,151
7.00%, 1/25/2051 (a)	200,000	197,250
		16,129,594
Panama — 1.8%
Republic of Panama
3.88%, 3/17/2028	207,000	193,519
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	101

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Panama—continued
3.16%, 1/23/2030	1,218,000	1,043,903
2.25%, 9/29/2032	1,461,000	1,084,610
6.70%, 1/26/2036	205,000	216,313
4.50%, 4/16/2050	200,000	149,663
4.30%, 4/29/2053	514,000	370,176
3.87%, 7/23/2060	580,000	369,315
4.50%, 1/19/2063	943,000	672,064
		4,099,563
Paraguay — 1.1%
Republic of Paraguay
4.95%, 4/28/2031 (a)	932,000	874,798
6.10%, 8/11/2044 (a)	262,000	246,739
6.10%, 8/11/2044	478,000	450,156
5.40%, 3/30/2050 (a)	400,000	334,700
5.40%, 3/30/2050	593,000	496,193
		2,402,586
Peru — 2.0%
Republic of Peru
7.35%, 7/21/2025	321,000	337,612
4.13%, 8/25/2027	543,000	524,606
2.78%, 1/23/2031	380,000	312,859
1.86%, 12/1/2032	785,000	568,781
8.75%, 11/21/2033	1,166,000	1,441,686
3.00%, 1/15/2034 (c)	417,000	327,684
6.55%, 3/14/2037	54,000	57,419
3.30%, 3/11/2041	370,000	269,129
5.63%, 11/18/2050	66,000	64,527
3.23%, 7/28/2121 (c)	1,168,000	676,564
		4,580,867
Philippines — 2.5%
Republic of Philippines
10.63%, 3/16/2025	1,233,000	1,370,307
5.50%, 3/30/2026	514,000	521,767
9.50%, 2/2/2030	160,000	198,818
2.46%, 5/5/2030	308,000	259,138
7.75%, 1/14/2031	150,000	174,016
6.38%, 1/15/2032 (c)	159,000	171,141
6.38%, 10/23/2034	196,000	212,682
5.00%, 1/13/2037	200,000	195,522
3.95%, 1/20/2040	200,000	167,022
3.70%, 3/1/2041	2,434,000	1,953,553
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Philippines—continued
3.70%, 2/2/2042	424,000	338,187
3.20%, 7/6/2046	200,000	143,022
		5,705,175
Poland — 0.6%
Republic of Poland 3.25%, 4/6/2026	1,425,000	1,350,009
Qatar — 2.2%
State of Qatar
3.38%, 3/14/2024 (a)	341,000	333,481
3.25%, 6/2/2026 (a)	220,000	209,660
4.50%, 4/23/2028 (a)	528,000	522,984
4.00%, 3/14/2029 (a)	573,000	553,948
9.75%, 6/15/2030 (a)	311,000	406,594
6.40%, 1/20/2040 (a)	1,093,000	1,257,496
4.63%, 6/2/2046 (b)	276,000	256,559
5.10%, 4/23/2048 (a)	613,000	603,805
4.82%, 3/14/2049 (a)	686,000	651,124
4.40%, 4/16/2050 (a)	202,000	181,295
		4,976,946
Romania — 1.2%
Romania Government Bond
3.00%, 2/27/2027 (a)	1,162,000	1,037,085
5.25%, 11/25/2027 (a)	74,000	71,503
3.00%, 2/14/2031 (a)	286,000	230,945
3.63%, 3/27/2032 (a)	56,000	46,060
3.63%, 3/27/2032	520,000	427,700
5.13%, 6/15/2048 (b)	90,000	74,812
4.00%, 2/14/2051 (a)	1,110,000	771,450
		2,659,555
Saudi Arabia — 3.2%
Kingdom of Saudi Arabia
2.88%, 3/4/2023 (a)	28,000	27,983
4.00%, 4/17/2025 (a)	1,601,000	1,568,280
4.00%, 4/17/2025	212,000	207,667
3.63%, 3/4/2028 (a)	1,699,000	1,603,431
3.63%, 3/4/2028	238,000	224,613
4.50%, 4/17/2030 (b)	282,000	274,915
2.25%, 2/2/2033 (a)	200,000	158,475
4.50%, 10/26/2046 (a)	581,000	499,224
4.63%, 10/4/2047 (a)	2,157,000	1,882,387
4.63%, 10/4/2047 (b)	247,000	215,554
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Saudi Arabia—continued
4.50%, 4/22/2060 (a)	270,000	229,888
KSA Sukuk Ltd. 2.25%, 5/17/2031 (a)	432,000	362,340
		7,254,757
Senegal — 0.6%
Republic of Senegal
6.25%, 5/23/2033 (a)	808,000	665,590
6.75%, 3/13/2048 (a)	634,000	444,592
6.75%, 3/13/2048	219,000	153,574
		1,263,756
Serbia — 0.3%
Republic of Serbia 2.13%, 12/1/2030 (a)	1,075,000	790,663
South Africa — 4.9%
Republic of South Africa
4.67%, 1/17/2024	215,000	211,748
5.88%, 9/16/2025	910,000	903,914
4.88%, 4/14/2026	938,000	896,963
4.85%, 9/27/2027 (c)	842,000	792,533
4.30%, 10/12/2028	595,000	526,575
4.85%, 9/30/2029	1,160,000	1,019,350
5.88%, 6/22/2030 (c)	1,365,000	1,255,800
5.88%, 4/20/2032	275,000	244,406
5.38%, 7/24/2044	1,419,000	1,046,513
5.00%, 10/12/2046 (c)	2,010,000	1,376,850
5.65%, 9/27/2047	3,483,000	2,533,882
7.30%, 4/20/2052	344,000	295,840
		11,104,374
Trinidad And Tobago — 0.4%
Republic of Trinidad and Tobago
4.50%, 8/4/2026 (a)	200,000	193,600
4.50%, 8/4/2026 (a) (c)	801,000	775,368
		968,968
Tunisia — 0.3%
Banque Centrale de Tunisie 5.75%, 1/30/2025 (a)	650,000	439,685
Tunisian Republic 5.75%, 1/30/2025 (a)	266,000	179,932
		619,617
Turkey — 8.0%
Hazine Mustesarligi Varlik Kiralama A/S
4.49%, 11/25/2024 (b)	1,000	943
4.49%, 11/25/2024 (a)	220,000	207,350
5.13%, 6/22/2026 (a)	832,000	741,936
7.25%, 2/24/2027 (a)	1,001,000	950,512
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Turkey—continued
Republic of Turkey
5.75%, 3/22/2024 (c)	939,000	914,234
7.38%, 2/5/2025 (c)	432,000	423,900
4.25%, 3/13/2025	741,000	677,089
4.75%, 1/26/2026	2,876,000	2,566,830
4.25%, 4/14/2026	1,012,000	882,970
4.88%, 10/9/2026	1,126,000	982,435
6.00%, 3/25/2027	692,000	617,610
5.13%, 2/17/2028	238,000	201,110
7.63%, 4/26/2029	409,000	374,746
11.88%, 1/15/2030	245,000	281,138
5.95%, 1/15/2031	2,553,000	2,067,930
5.88%, 6/26/2031	2,101,000	1,665,042
6.50%, 9/20/2033 (c)	3,251,999	2,609,730
8.00%, 2/14/2034 (c)	873,000	838,080
6.88%, 3/17/2036	104,000	83,460
6.75%, 5/30/2040 (c)	646,000	504,687
6.00%, 1/14/2041	200,000	142,250
6.63%, 2/17/2045	255,000	191,569
5.75%, 5/11/2047	595,000	397,906
		18,323,457
United Arab Emirates — 1.8%
Sharjah Sukuk Program Ltd. 2.94%, 6/10/2027 (a)	200,000	179,538
United Arab Emirates Government Bond
2.50%, 4/16/2025 (a)	200,000	189,800
3.13%, 10/11/2027 (a)	1,162,000	1,094,459
1.63%, 6/2/2028 (a)	406,000	353,727
1.88%, 9/15/2031 (a)	474,000	387,495
5.25%, 1/30/2043 (a)	200,000	181,912
3.13%, 9/30/2049 (a)	946,000	681,120
3.13%, 9/30/2049 (b)	265,000	190,800
3.88%, 4/16/2050 (a)	200,000	164,500
4.00%, 7/28/2050 (a)	200,000	126,725
3.25%, 10/19/2061 (a)	668,000	484,300
		4,034,376
Uruguay — 1.2%
Oriental Republic of Uruguay
4.38%, 10/27/2027	444,000	441,336
4.38%, 1/23/2031	273,000	265,766
7.63%, 3/21/2036	100,000	124,200
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	103

JPMorgan USD Emerging Markets Sovereign Bond ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Uruguay—continued
5.10%, 6/18/2050 (c)	1,531,000	1,498,849
4.98%, 4/20/2055	482,000	461,274
		2,791,425
Vietnam — 0.2%
Socialist Republic of Vietnam
4.80%, 11/19/2024 (b)	200,000	195,272
4.80%, 11/19/2024 (a)	200,000	195,272
		390,544
Total Foreign Government Securities (Cost $207,150,944)		198,613,176
Corporate Bonds — 10.3%
Azerbaijan — 1.1%
Southern Gas Corridor CJSC
6.88%, 3/24/2026 (a)	2,010,000	2,050,200
6.88%, 3/24/2026 (b)	393,000	400,860
		2,451,060
Bahrain — 0.3%
Oil and Gas Holding Co. BSCC (The)
7.50%, 10/25/2027 (b)	203,000	208,905
7.50%, 10/25/2027 (a)	362,000	372,531
		581,436
Chile — 0.7%
Corp. Nacional del Cobre de Chile
3.00%, 9/30/2029	945,000	819,965
4.38%, 2/5/2049 (a)	200,000	164,225
3.70%, 1/30/2050 (a)	320,000	232,160
3.70%, 1/30/2050	200,000	145,100
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (a)	200,000	170,100
		1,531,550
China — 1.5%
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200,000	187,468
Minmetals Bounteous Finance BVI Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.21%), 3.38%, 9/3/2024 (a) (d) (e) (f)	400,000	386,000
Sinopec Group Overseas Development 2012 Ltd. 4.88%, 5/17/2042 (a)	200,000	192,300
Sinopec Group Overseas Development 2017 Ltd. 3.63%, 4/12/2027 (b)	200,000	190,848
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

China — continued
Sinopec Group Overseas Development 2018 Ltd.
2.15%, 5/13/2025 (a)	608,000	567,604
2.95%, 11/12/2029	752,000	670,506
State Grid Overseas Investment BVI Ltd.
3.50%, 5/4/2027 (b)	2,000	1,901
3.50%, 5/4/2027 (c)	954,000	906,911
1.63%, 8/5/2030 (a)	200,000	162,826
1.63%, 8/5/2030	200,000	162,826
		3,429,190
Indonesia — 0.6%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030	378,000	372,806
Pertamina Persero PT
1.40%, 2/9/2026 (a)	438,000	390,416
4.18%, 1/21/2050 (a) (c)	485,000	372,025
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
6.15%, 5/21/2048 (a)	218,000	206,323
4.00%, 6/30/2050 (a)	200,000	141,288
		1,482,858
Malaysia — 1.3%
Petronas Capital Ltd.
3.50%, 3/18/2025	400,000	385,846
3.50%, 4/21/2030 (a)	1,498,000	1,365,892
2.48%, 1/28/2032 (a)	200,000	164,475
4.55%, 4/21/2050 (a)	320,000	288,860
3.40%, 4/28/2061 (a)	1,241,000	869,708
		3,074,781
Mexico — 1.6%
Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (c)	512,000	495,456
Mexico City Airport Trust 5.50%, 7/31/2047 (a)	209,000	155,034
Petroleos Mexicanos
4.50%, 1/23/2026 (c)	654,000	601,843
6.70%, 2/16/2032	851,000	673,652
6.63%, 6/15/2035	270,000	198,334
6.50%, 6/2/2041	474,000	317,296
6.75%, 9/21/2047	1,762,000	1,134,904
6.95%, 1/28/2060	267,000	171,087
		3,747,606
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Exchange-Traded Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Panama — 0.3%
Aeropuerto Internacional de Tocumen SA 5.13%, 8/11/2061 (a)	200,000	156,850
Banco Nacional de Panama 2.50%, 8/11/2030 (c)	566,000	448,838
		605,688
Peru — 0.2%
Petroleos del Peru SA
4.75%, 6/19/2032	436,000	331,850
5.63%, 6/19/2047 (b)	200,000	132,940
		464,790
Qatar — 0.6%
QatarEnergy 3.13%, 7/12/2041 (a)	1,705,000	1,288,660
South Africa — 1.0%
Eskom Holdings SOC Ltd.
6.75%, 8/6/2023 (b)	2,000	1,979
7.13%, 2/11/2025 (b)	327,000	321,146
7.13%, 2/11/2025 (a)	1,828,000	1,795,279
6.35%, 8/10/2028 (b)	240,000	224,550
		2,342,954
United Arab Emirates — 1.1%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)	475,000	431,745
DP World Ltd. 6.85%, 7/2/2037 (a)	610,000	675,697
MDGH GMTN RSC Ltd.
2.88%, 11/7/2029 (a)	1,213,000	1,073,505
2.88%, 5/21/2030 (a)	201,000	175,662
3.38%, 3/28/2032 (a)	212,000	188,362
		2,544,971
Total Corporate Bonds (Cost $24,704,726)		23,545,544
	SHARES
Short-Term Investments — 5.2%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (g) (h)(Cost $1,134,608)	1,134,608	1,134,608
Investment of Cash Collateral from Securities Loaned — 4.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (g) (h)	8,798,781	8,802,300
INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (g) (h)	1,809,720	1,809,720
Total Investment of Cash Collateral from Securities Loaned (Cost $10,612,220)		10,612,020
Total Short-Term Investments (Cost $11,746,828)		11,746,628
Total Investments — 102.8% (Cost $243,602,498)		233,905,348
Liabilities in Excess of Other Assets — (2.8)%		(6,320,983)
NET ASSETS — 100.0%		227,584,365

Percentages indicated are based on net assets.

Abbreviations
CJSC	Closed Joint Stock Company
GMTN	Global Medium Term Note
PT	Limited liability company
SPC	Special purpose company

(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $10,236,607.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2023.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)
ASSETS:
Investments in non-affiliates, at value	$34,983,724	$1,299,489,298	$330,635,906
Investments in affiliates, at value	758,888	91,260,954	3,094,499
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	15,781,868	—
Cash	—	297,622	18,592
Foreign currency, at value	21	1	—
Segregated cash balance with Authorized Participant for deposit securities	—	—	18,544,481
Receivables:
Investment securities sold	1,006,831	13,027,924	8,872,550
Interest from non-affiliates	147,540	6,052,382	5,744,329
Dividends from affiliates	92	11,088	376
Tax reclaims	—	82	—
Securities lending income (See Note 2.D.)	35	8,609	—
Total Assets	36,897,131	1,425,929,828	366,910,733
LIABILITIES:
Payables:
Due to custodian	941	—	—
Investment securities purchased	986,356	16,291,795	10,850,921
Investment securities purchased — delayed delivery securities	689,804	81,733,814	—
Collateral received on securities loaned (See Note 2.D.)	—	15,781,868	—
Collateral upon return of deposit securities	—	—	18,544,481
Accrued liabilities:
Management fees (See Note 3.A.)	1,239	21,374	36,025
Total Liabilities	1,678,340	113,828,851	29,431,427
Net Assets	$35,218,791	$1,312,100,977	$337,479,306
NET ASSETS:
Paid-in-Capital	$37,732,177	$1,482,051,679	$421,065,847
Total distributable earnings (loss)	(2,513,386)	(169,950,702)	(83,586,541)
Total Net Assets	$35,218,791	$1,312,100,977	$337,479,306
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	749,946	28,573,203	7,600,000
Net asset value, per share	$46.96	$45.92	$44.41
Cost of investments in non-affiliates	$37,151,028	$1,424,335,886	$362,014,120
Cost of investments in affiliates	758,888	91,260,954	3,094,499
Cost of foreign currency	20	1	—
Investment securities on loan, at value (See Note 2.D.)	—	15,321,337	—
Cost of investment of cash collateral (See Note 2.D.)	—	15,781,868	—
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$43,889,754	$222,158,720
Investments in affiliates, at value	265,119	1,134,608
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	—	10,612,020
Cash	6,270	47,390
Foreign currency, at value	—	654
Segregated cash balance with Authorized Participant for deposit securities	—	2,838,979
Receivables:
Investment securities sold	1,637,676	3,695,844
Interest from non-affiliates	509,834	3,323,884
Dividends from affiliates	32	138
Securities lending income (See Note 2.D.)	—	12,653
Total Assets	46,308,685	243,824,890
LIABILITIES:
Payables:
Investment securities purchased	1,592,130	2,722,203
Collateral received on securities loaned (See Note 2.D.)	—	10,612,020
Collateral upon return of deposit securities	—	2,838,979
Accrued liabilities:
Management fees (See Note 3.A.)	3,000	67,323
Other	10,799	—
Total Liabilities	1,605,929	16,240,525
Net Assets	$44,702,756	$227,584,365
NET ASSETS:
Paid-in-Capital	$51,898,290	$248,710,732
Total distributable earnings (loss)	(7,195,534)	(21,126,367)
Total Net Assets	$44,702,756	$227,584,365
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	1,000,000	5,900,000
Net asset value, per share	$44.70	$38.57
Cost of investments in non-affiliates	$48,247,538	$231,855,670
Cost of investments in affiliates	265,119	1,134,608
Cost of foreign currency	—	655
Investment securities on loan, at value (See Note 2.D.)	—	10,236,607
Cost of investment of cash collateral (See Note 2.D.)	—	10,612,220
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)
INVESTMENT INCOME:
Interest income from non-affiliates	$635,231	$26,299,571	$28,300,749
Interest income from affiliates	160	55	12
Dividend income from affiliates	19,369	1,470,241	148,431
Income from securities lending (net) (See Note 2.D.)	100	36,218	—
Total investment income	654,860	27,806,085	28,449,192
EXPENSES:
Management fees (See Note 3.A.)	17,168	691,855	1,286,130
Interest expense to affiliates	—	1	—
Proxy fees	19,253	28,618	—
Total expenses	36,421	720,474	1,286,130
Net investment income (loss)	618,439	27,085,611	27,163,062
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(375,571)	(44,690,698)	(41,913,794)
In-kind redemptions of investments in non-affiliates (See Note 4)	(295,945)	(16,128,231)	(68,352,014)
Foreign currency transactions	—	(5)	—
Net realized gain (loss)	(671,516)	(60,818,934)	(110,265,808)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,509,961)	(86,598,604)	25,674,401
Investments in affiliates	—	899	—
Foreign currency translations	1	—	—
Change in net unrealized appreciation/depreciation	(1,509,960)	(86,597,705)	25,674,401
Net realized/unrealized gains (losses)	(2,181,476)	(147,416,639)	(84,591,407)
Change in net assets resulting from operations	$(1,563,037)	$(120,331,028)	$(57,428,345)
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$1,488,848	$5,844,999
Interest income from affiliates	—	1
Dividend income from affiliates	5,928	11,094
Income from securities lending (net) (See Note 2.D.)	—	50,079
Total investment income	1,494,776	5,906,173
EXPENSES:
Management fees (See Note 3.A.)	57,997	382,429
Proxy fees	—	226
Total expenses	57,997	382,655
Net investment income (loss)	1,436,779	5,523,518
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,943,409)	(8,459,955)
In-kind redemptions of investments in non-affiliates (See Note 4)	(1,261,532)	—
Futures contracts	(18,457)	—
Foreign currency transactions	—	(2)
Net realized gain (loss)	(4,223,398)	(8,459,957)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,465,677)	(1,837,357)
Investments in affiliates	—	(200)
Futures contracts	110	—
Foreign currency translations	—	(1)
Change in net unrealized appreciation/depreciation	(2,465,567)	(1,837,558)
Net realized/unrealized gains (losses)	(6,688,965)	(10,297,515)
Change in net assets resulting from operations	$(5,252,186)	$(4,773,997)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF		JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$618,439	$536,337	$27,085,611	$13,989,635
Net realized gain (loss)	(671,516)	209,822	(60,818,934)	(2,350,814)
Change in net unrealized appreciation/depreciation	(1,509,960)	(1,505,381)	(86,597,705)	(41,110,948)
Change in net assets resulting from operations	(1,563,037)	(759,222)	(120,331,028)	(29,472,127)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(595,951)	(784,471)	(25,156,927)	(15,219,336)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,484,884	(23,217,818)	433,321,856	242,169,209
NET ASSETS:
Change in net assets	325,896	(24,761,511)	287,833,901	197,477,746
Beginning of period	34,892,895	59,654,406	1,024,267,076	826,789,330
End of period	$35,218,791	$34,892,895	$1,312,100,977	$1,024,267,076
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$9,656,173	$19,211,437	$874,225,342	$696,907,792
Cost of shares redeemed	(7,171,289)	(42,429,255)	(440,903,486)	(454,738,583)
Total change in net assets resulting from capital transactions	$2,484,884	$(23,217,818)	$433,321,856	$242,169,209
SHARE TRANSACTIONS:
Issued	200,000	375,000(a)	18,200,000	12,925,000(a)
Redeemed	(150,000)	(825,054)(a)	(9,275,000)	(8,476,797)(a)
Net increase (decrease) in shares from share transactions	50,000	(450,054)	8,925,000	4,448,203

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	February 28, 2023

	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)		JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,163,062	$60,400,432	$1,436,779	$1,375,203
Net realized gain (loss)	(110,265,808)	5,498,489	(4,223,398)	196,620
Change in net unrealized appreciation/depreciation	25,674,401	(58,608,372)	(2,465,567)	(3,536,948)
Change in net assets resulting from operations	(57,428,345)	7,290,549	(5,252,186)	(1,965,125)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(32,446,703)	(67,588,263)	(1,407,883)	(1,888,820)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,026,204,410)	(45,777,577)	(115,868)	—
NET ASSETS:
Change in net assets	(1,116,079,458)	(106,075,291)	(6,775,937)	(3,853,945)
Beginning of period	1,453,558,764	1,559,634,055	51,478,693	55,332,638
End of period	$337,479,306	$1,453,558,764	$44,702,756	$51,478,693
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$175,355,945	$195,784,063	$25,305,039	$—
Cost of shares redeemed	(1,201,560,355)	(241,561,640)	(25,420,907)	—
Total change in net assets resulting from capital transactions	$(1,026,204,410)	$(45,777,577)	$(115,868)	$—
SHARE TRANSACTIONS:
Issued	3,900,000	3,800,000	550,000	—
Redeemed	(25,600,000)	(4,700,000)	(550,000)	—
Net increase (decrease) in shares from share transactions	(21,700,000)	(900,000)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan USD Emerging Markets Sovereign Bond ETF
	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,523,518	$3,222,748
Net realized gain (loss)	(8,459,957)	754,185
Change in net unrealized appreciation/depreciation	(1,837,558)	(10,014,066)
Change in net assets resulting from operations	(4,773,997)	(6,037,133)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(4,644,990)	(3,273,450)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	167,527,357	(4,964,085)
NET ASSETS:
Change in net assets	158,108,370	(14,274,668)
Beginning of period	69,475,995	83,750,663
End of period	$227,584,365	$69,475,995
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$167,527,357	$39,044,798
Cost of shares redeemed	—	(44,008,883)
Total change in net assets resulting from capital transactions	$167,527,357	$(4,964,085)
SHARE TRANSACTIONS:
Issued	4,300,000	800,000
Redeemed	—	(900,000)
Net increase (decrease) in shares from share transactions	4,300,000	(100,000)
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	February 28, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Year Ended February 28, 2023	$49.85	$0.81	$(2.92)	$(2.11)	$(0.78)	$—	$(0.78)
Year Ended February 28, 2022 (f)	51.87	0.53	(1.72)	(1.19)	(0.57)	(0.26)	(0.83)
Year Ended February 28, 2021 (f)	51.72	0.85	0.34	1.19	(0.83)	(0.21)	(1.04)
March 12, 2019 (g) through February 29, 2020 (f)	50.00	1.17	1.76	2.93	(1.21)	—	(1.21)
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)
Year Ended February 28, 2023	52.13	1.13	(6.27)	(5.14)	(1.07)	—	(1.07)
Year Ended February 28, 2022 (f)	54.39	0.71	(2.19)	(1.48)	(0.72)	(0.06)	(0.78)
Year Ended February 28, 2021 (f)	54.86	0.89	(0.32)	0.57	(0.85)	(0.19)	(1.04)
Year Ended February 29, 2020 (f)	50.63	1.39	4.35	5.74	(1.44)	(0.07)	(1.51)
December 12, 2018 (g) through February 28, 2019 (f)	50.00	0.36	0.58	0.94	(0.31)	—	(0.31)
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)
Year Ended February 28, 2023	49.61	2.26	(4.84)	(2.58)	(2.62)	—	(2.62)
Year Ended February 28, 2022	51.64	1.97	(1.79)	0.18	(2.21)	—	(2.21)
Year Ended February 28, 2021	50.31	2.12	1.31(k)	3.43	(2.07)	(0.03)	(2.10)
Year Ended February 29, 2020	49.86	2.50	0.53	3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)	2.24	(2.47)	—	(2.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(g)	Commencement of operations.
(h)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(j)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.
(k)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	February 28, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$46.96	$47.00	(4.24)%	(4.20)%	$35,218,791	0.10%	1.70%	0.10%	60%
49.85	49.87	(2.31)	(2.44)	34,892,895	0.05	1.02	0.05	45
51.87	51.96	2.32	2.55	59,654,406	0.05	1.62	0.05	40
51.72	51.68	5.93	5.85(h)	37,495,084	0.05	2.38	0.05	56

45.92	45.92	(9.91)	(9.93)	1,312,100,977	0.06	2.39	0.06	107
52.13	52.14	(2.76)	(2.69)	1,024,267,076	0.07	1.32	0.07	78
54.39	54.36	1.04	0.85	826,789,330	0.07	1.60	0.07	64
54.86	54.92	11.46	11.49	543,070,946	0.07	2.61	0.20(i)	57
50.63	50.68	1.90	1.98(h)	98,730,082	0.07(j)	3.26	1.14(i)(j)	53

44.41	44.44	(5.16)	(5.20)	337,479,306	0.23	4.93	0.23	39
49.61	49.65	0.26	0.40	1,453,558,764	0.24	3.83	0.24	46
51.64	51.61	7.16	6.43	1,559,634,055	0.23	4.18	0.23	50
50.31	50.62	6.15	6.88	171,037,324	0.32	4.90	0.44(i)	128
49.86	49.82	4.66	4.00	154,570,385	0.40	5.01	0.57(i)	23
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
Year Ended February 28, 2023	$51.48	$1.55	$(6.80)	$(5.25)	$(1.53)	$—	$(1.53)
Year Ended February 28, 2022	55.33	1.38	(3.34)	(1.96)	(1.40)	(0.49)	(1.89)
Year Ended February 28, 2021	56.27	1.58	(0.31)	1.27	(1.46)	(0.75)	(2.21)
Year Ended February 29, 2020	51.19	1.95	5.96	7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (g) through February 28, 2019	50.00	0.44	1.19	1.63	(0.44)	—	(0.44)
JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 28, 2023	43.42	2.20	(5.07)	(2.87)	(1.98)	—	(1.98)
Year Ended February 28, 2022	49.27	2.03	(5.81)	(3.78)	(2.07)	—	(2.07)
Year Ended February 28, 2021	50.95	2.17	(1.83)	0.34	(2.02)	—	(2.02)
Year Ended February 29, 2020	47.52	2.32	3.40	5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)	1.01	(2.32)	—	(2.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the Fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the Fund based on prior day net assets and other expenses are paid by the Advisor.

(g)	Commencement of operations.
(h)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	February 28, 2023

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$44.70	$44.74	(10.25)%	(10.32)%	$44,702,756	0.14%	3.36%	0.14%	35%
51.48	51.56	(3.70)	(3.83)	51,478,693	0.14	2.51	0.14	36
55.33	55.48	2.24	2.09	55,332,638	0.14	2.81	0.14	41
56.27	56.50	15.74	15.95	35,170,394	0.14	3.58	0.65(f)	67
51.19	51.30	3.26	3.48(h)	25,595,493	0.14(i)	3.98	2.13(f)(i)	12

38.57	38.83	(6.59)	(7.36)	227,584,365	0.39	5.63	0.39	34
43.42	44.06	(8.06)	(6.78)	69,475,995	0.39	4.17	0.39	38
49.27	49.30	0.85	0.50	83,750,663	0.39	4.50	0.39	59
50.95	51.15	12.25	12.44	91,713,454	0.39	4.64	0.58(f)	53
47.52	47.62	2.29	2.23	61,776,747	0.39	4.96	0.87(f)	28
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 5 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)(1)	Diversified
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)(2)	Diversified
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)(3)	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

(1)	Effective February 1 2023, JPMorgan U.S. Aggregate Bond ETF changed its name to JPMorgan BetaBuilders U.S. Aggregate Bond ETF.
(2)	Effective February 1 2023, JPMorgan High Yield Research Enhanced ETF changed its name to JPMorgan BetaBuilders USD High Yield Corporate Bond ETF.
(3)	Effective February 1 2023, JPMorgan Corporate Bond Research Enhanced ETF changed its name to JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF.
The investment objective of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (“BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Short-Term U.S. Aggregate Bond Index.
The investment objective of JPMorgan BetaBuilders U.S. Aggregate Bond ETF (“BetaBuilders U.S. Aggregate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Bond Index.
The investment objective of JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (“BetaBuilders USD High Yield Corporate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Total Return Index.
The investment objective of JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (“BetaBuilders USD Investment Grade Corporate Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg US Corporate Bond Index.
The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (“USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Aggregate Bond ETF	NYSE Arca
BetaBuilders USD High Yield Corporate Bond ETF	Cboe BZX Exchange, Inc.
BetaBuilders USD Investment Grade Corporate Bond ETF	NYSE Arca
USD Emerging Markets Sovereign Bond ETF	NYSE Arca
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

118	J.P. Morgan Exchange-Traded Funds	February 28, 2023

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated., as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$372,787	$—	$372,787
Commercial Mortgage-Backed Securities	—	778,639	—	778,639
Corporate Bonds	—	9,117,791	—	9,117,791
Foreign Government Securities	—	436,284	—	436,284
Mortgage-Backed Securities	—	2,590,340	—	2,590,340
Municipal Bonds	—	44,661	—	44,661
Supranational	—	878,969	—	878,969
U.S. Government Agency Securities	—	620,827	—	620,827
U.S. Treasury Obligations	—	20,143,426	—	20,143,426
Short-Term Investments
Investment Companies	758,888	—	—	758,888
Total Investments in Securities	$758,888	$34,983,724	$—	$35,742,612
There were no significant transfers into or out of level 3 for the year ended February 28, 2023.
BetaBuilders U.S. Aggregate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,001,248	$—	$4,001,248
Commercial Mortgage-Backed Securities	—	20,463,699	—	20,463,699
Corporate Bonds	—	323,238,957	—	323,238,957
Foreign Government Securities	—	20,190,388	—	20,190,388
Mortgage-Backed Securities	—	362,631,667	—	362,631,667
Municipal Bonds	—	4,979,767	—	4,979,767
Supranational	—	16,184,382	—	16,184,382
U.S. Government Agency Securities	—	16,750,851	—	16,750,851
U.S. Treasury Obligations	—	531,048,339	—	531,048,339
Short-Term Investments
Investment Companies	91,260,954	—	—	91,260,954
Investment of Cash Collateral from Securities Loaned	15,781,868	—	—	15,781,868
Total Short-Term Investments	107,042,822	—	—	107,042,822
Total Investments in Securities	$107,042,822	$1,299,489,298	$—	$1,406,532,120
There were no significant transfers into or out of level 3 for the year ended February 28, 2023.
BetaBuilders USD High Yield Corporate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$330,635,906	$—	$330,635,906

120	J.P. Morgan Exchange-Traded Funds	February 28, 2023

BetaBuilders USD High Yield Corporate Bond ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$3,094,499	$—	$—	$3,094,499
Total Investments in Securities	$3,094,499	$330,635,906	$—	$333,730,405

BetaBuilders USD Investment Grade Corporate Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$35,628	$—	$35,628
Corporate Bonds	—	43,854,126	—	43,854,126
Short-Term Investments
Investment Companies	265,119	—	—	265,119
Total Investments in Securities	$265,119	$43,889,754	$—	$44,154,873

USD Emerging Markets Sovereign Bond ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$23,545,544	$—	$23,545,544
Foreign Government Securities	—	198,613,176	—	198,613,176
Short-Term Investments
Investment Companies	1,134,608	—	—	1,134,608
Investment of Cash Collateral from Securities Loaned	10,612,020	—	—	10,612,020
Total Short-Term Investments	11,746,628	—	—	11,746,628
Total Investments in Securities	$11,746,628	$222,158,720	$—	$233,905,348
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and BetaBuilders U.S. Aggregate Bond ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and BetaBuilders U.S. Aggregate Bond ETF had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery

February 28, 2023	J.P. Morgan Exchange-Traded Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2023 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders U.S. Aggregate Bond ETF	$15,321,337	$(15,321,337)	$—
USD Emerging Markets Sovereign Bond ETF	10,236,607	(10,236,607)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 28, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$100
BetaBuilders U.S. Aggregate Bond ETF	1,841
USD Emerging Markets Sovereign Bond ETF	1,116
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF did not have any securities out on loan at February 28, 2023. BetaBuilders USD High Yield Corporate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF did not lend out any securities during the year ended February 28, 2023.

122	J.P. Morgan Exchange-Traded Funds	February 28, 2023

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds Reinvestment amounts are included in the purchases at cost amounts in the tables below.
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$—	$5,726,514	$5,726,514	$—	$—	$—	—	$8,181 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	601,648	4,125,063	3,967,823	—	—	758,888	758,888	19,369	—
Total	$601,648	$9,851,577	$9,694,337	$—	$—	$758,888		$27,550	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Aggregate Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (a) (b)	$6,493,451	$27,999,999	$21,500,000	$294*	$899	$12,994,643	12,989,448	$97,119 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	680,960	67,397,102	65,290,837	—	—	2,787,225	2,787,225	48,329*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	17,328,257	231,850,704	157,918,007	—	—	91,260,954	91,260,954	1,470,241	—
Total	$24,502,668	$327,247,805	$244,708,844	$294	$899	$107,042,822		$1,615,689	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

February 28, 2023	J.P. Morgan Exchange-Traded Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
BetaBuilders USD High Yield Corporate Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$20,697,667	$255,123,305	$272,726,473	$—	$—	$3,094,499	3,094,499	$148,431	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

BetaBuilders USD Investment Grade Corporate Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	$159,865	$5,720,085	$5,614,831	$—	$—	$265,119	265,119	$5,928	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

USD Emerging Markets Sovereign Bond ETF
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (a) (b)	$—	$22,800,000	$14,000,000	$2,500*	$(200)	$8,802,300	8,798,781	$89,978 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	786,418	49,497,268	48,473,966	—	—	1,809,720	1,809,720	49,541*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	177,868	15,777,018	14,820,278	—	—	1,134,608	1,134,608	11,094	—
Total	$964,286	$88,074,286	$77,294,244	$2,500	$(200)	$11,746,628		$150,613	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported

124	J.P. Morgan Exchange-Traded Funds	February 28, 2023

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
G. Futures Contracts— BetaBuilders USD Investment Grade Corporate Bond ETF used treasury futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended February 28, 2023:
BetaBuilders USD Investment Grade Corporate Bond ETF
Futures Contracts:
Average Notional Balance Long	$1,607,531
Average Notional Balance Short	(1,150,052)
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$(295,945)	$4,537	$291,408
BetaBuilders U.S. Aggregate Bond ETF	(16,315,979)	141,214	16,174,765
BetaBuilders USD High Yield Corporate Bond ETF	(69,438,801)	6,043,562	63,395,239
BetaBuilders USD Investment Grade Corporate Bond ETF	(1,261,532)	19,245	1,242,287
USD Emerging Markets Sovereign Bond ETF	—	797	(797)
The reclassifications for the Funds relate primarily to redemptions in-kind and tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
BetaBuilders U.S. Aggregate Bond ETF	0.03[1]
BetaBuilders USD High Yield Corporate Bond ETF	0.15[2]
BetaBuilders USD Investment Grade Corporate Bond ETF	0.09[3]
USD Emerging Markets Sovereign Bond ETF	0.39

1	Prior to February 1, 2023, the investment management fee was accrued daily and paid monthly at an annual rate of 0.07% of the Fund's average daily net assets.
2	Prior to February 1, 2023, the investment management fee was accrued daily and paid monthly at an annual rate of 0.24% of the Fund's average daily net assets.
3	Prior to February 1, 2023, the investment management fee was accrued daily and paid monthly at an annual rate of 0.14% of the Fund's average daily net assets.
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.

126	J.P. Morgan Exchange-Traded Funds	February 28, 2023

B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other  — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
During the year ended February 28, 2023, BetaBuilders USD High Yield Corporate Bond ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$18,060,050	$16,741,384	$7,198,766	$4,614,382
BetaBuilders U.S. Aggregate Bond ETF	1,175,655,795	1,156,494,923	58,969,039	54,634,177
BetaBuilders USD High Yield Corporate Bond ETF	230,507,945	418,648,006	—	—
BetaBuilders USD Investment Grade Corporate Bond ETF	14,952,837	20,162,860	215,997	213,792
USD Emerging Markets Sovereign Bond ETF	36,273,589	34,430,129	—	—
For the year ended February 28, 2023, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$5,520,102	$6,205,978
BetaBuilders U.S. Aggregate Bond ETF	690,016,616	284,954,332
BetaBuilders USD High Yield Corporate Bond ETF	134,826,582	928,621,101
BetaBuilders USD Investment Grade Corporate Bond ETF	23,929,775	18,901,905
USD Emerging Markets Sovereign Bond ETF	161,985,918	—
During the year ended February 28, 2023, the Funds delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$37,925,532	$4,427	$2,187,347	$(2,182,920)
BetaBuilders U.S. Aggregate Bond ETF	1,531,813,365	317,958	125,599,203	(125,281,245)
BetaBuilders USD High Yield Corporate Bond ETF	367,105,246	902,015	34,276,856	(33,374,841)
BetaBuilders USD Investment Grade Corporate Bond ETF	48,539,781	33,208	4,418,116	(4,384,908)
USD Emerging Markets Sovereign Bond ETF	243,782,230	756,596	10,633,478	(9,876,882)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$595,951	$595,951
BetaBuilders U.S. Aggregate Bond ETF	25,156,927	25,156,927
BetaBuilders USD High Yield Corporate Bond ETF	32,446,703	32,446,703
BetaBuilders USD Investment Grade Corporate Bond ETF	1,407,883	1,407,883
USD Emerging Markets Sovereign Bond ETF	4,644,990	4,644,990

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$592,452	$192,019	$784,471
BetaBuilders U.S. Aggregate Bond ETF	13,892,333	1,327,003	15,219,336
BetaBuilders USD High Yield Corporate Bond ETF	67,588,263	—	67,588,263
BetaBuilders USD Investment Grade Corporate Bond ETF	1,395,362	493,458	1,888,820
USD Emerging Markets Sovereign Bond ETF	3,273,450	—	3,273,450

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax exempt income	Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$69,171	$(199,515)	$—	$(2,182,920)
BetaBuilders U.S. Aggregate Bond ETF	3,404,069	(28,666,421)	—	(125,281,245)
BetaBuilders USD High Yield Corporate Bond ETF	1,959,835	(40,635,516)	—	(33,374,841)
BetaBuilders USD Investment Grade Corporate Bond ETF	170,928	(1,204,917)	—	(4,384,908)
USD Emerging Markets Sovereign Bond ETF	1,155,756	(11,696,966)*	—	(9,876,882)

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and investments, post-October capital loss deferrals, foreign currency gain/loss and wash sale loss deferrals.

128	J.P. Morgan Exchange-Traded Funds	February 28, 2023

At February 28, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$151,051	$48,464
BetaBuilders U.S. Aggregate Bond ETF	21,534,095	7,132,326
BetaBuilders USD High Yield Corporate Bond ETF	16,746,886	23,888,630
BetaBuilders USD Investment Grade Corporate Bond ETF	347,685	857,232
USD Emerging Markets Sovereign Bond ETF	6,234,645*	5,462,321*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following net capital losses (gains) and/or specified ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$9,602	$181,944	$—
BetaBuilders U.S. Aggregate Bond ETF	5,308,587	14,088,928	—
BetaBuilders USD High Yield Corporate Bond ETF	(66,904)	11,593,685	—
BetaBuilders USD Investment Grade Corporate Bond ETF	233,427	1,534,655	—
USD Emerging Markets Sovereign Bond ETF	9,870	689,791	1
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of fixed income securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for the Funds, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Borrowings
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 28, 2023.
8. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
As of February 28, 2023, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
BetaBuilders USD High Yield Corporate Bond ETF	25.5%	12.8%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of February 28, 2023, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
BetaBuilders USD Investment Grade Corporate Bond ETF	49%
Significant shareholder transactions by the Adviser may impact the Funds' performance.
USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
USD Emerging Markets Sovereign Bond ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject this Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

130	J.P. Morgan Exchange-Traded Funds	February 28, 2023

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
The London Interbank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
9. Subsequent Event
Subsequent to February 28, 2023, BetaBuilders 1-5 Year U.S. Aggregate Bond ETF had net redemptions of $18,726,088 which represented 53% of the Fund's net assets as of February 28, 2023.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, and JPMorgan USD Emerging Markets Sovereign Bond ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly JPMorgan U.S. Aggregate Bond ETF), JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly JPMorgan High Yield Research Enhanced ETF), JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly JPMorgan Corporate Bond Research Enhanced ETF), and JPMorgan USD Emerging Markets Sovereign Bond ETF (five of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

132

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None

February 28, 2023	J.P. Morgan Exchange-Traded Funds	133

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

134	J.P. Morgan Exchange-Traded Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	135

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022) (formerly Secretary 2018-2022)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2023)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

136

Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)*	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.
Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each
Fund under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$993.60	$0.25	0.05%
Hypothetical	1,000.00	1,024.55	0.25	0.05
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)
Actual	1,000.00	977.90	0.29	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)
Actual	1,000.00	1,027.90	1.16	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)
Actual	1,000.00	989.50	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	1,000.00	1,020.40	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

138

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

February 28, 2023	J.P. Morgan Exchange-Traded Funds	139

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Qualified Interest Income (QII)
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2023:
Qualified Interest Income
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$531,462
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)	21,778,705
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (formerly known as JPMorgan High Yield Research Enhanced ETF)	26,485,060
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (formerly known as JPMorgan Corporate Bond Research Enhanced ETF)	1,185,438
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2023:
Income from U.S. Treasury Obligations
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	51.7%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (formerly known as JPMorgan U.S. Aggregate Bond ETF)	29.8

140	J.P. Morgan Exchange-Traded Funds	February 28, 2023

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectus and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-PASSETF-223

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $769,391

2022 – $657,602

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $85,431

2022 – $74,441

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $197,183

2022 – $177,142

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – $0

2022 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre- approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 – $31.6 million

2021 – $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the reporting period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer.
May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 4, 2023